SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant       [   ]
Filed by a Party other than the Registrant [ X ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only {as permitted by Rule
       14a-6(e)(2)}
[ X ]  Definitive Proxy Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Materials pursuant to ss.240.14a-11(c) or ss.240.14a-12

                ENEX INCOME AND RETIREMENT FUND - SERIES 3, L.P.
                (Name of Registrant as Specified In Its Charter)

                           ENEX RESOURCES CORPORATION
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy  pursuant to Exchange Act
     Rule 14a-6(1)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.{Set forth the amount on which the filing fee is calculated and state how it was determined.}:

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:


[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

-------------------------
ENEX
-------------------------



                        ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                              LIMITED PARTNERSHIPS

                 Notice of Special Meetings of Limited Partners
                             To Be Held June 6, 1997


To Our Limited Partners:


         Meetings of the limited partners of the thirty-four (34) limited partnerships consisting of Enex Program I Partners, L.P., four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI - Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund, collectively (the "Partnerships"), will be held at the offices of Enex Resources Corporation, 800 Rockmead Drive, Three Kingwood Place, Suite 200, Kingwood, Texas 77339, on June 6, 1997 at 2:30 p.m. Houston time (the "Meetings").


         At the Meetings, the limited partners of each of the Partnerships will:

     (1) consider and vote upon the adoption of a plan of consolidation pursuant to which each of the participating Partnerships will dissolve and terminate by consolidating its assets in a new partnership, ENEX CONSOLIDATED PARTNERS, L.P. (the "Consolidated Partnership"),
         (2) consider and vote upon amendments to their respective Certificates and Agreements of Limited Partnership in connection with and in furtherance of the proposed consolidation (as set forth in Appendix D to the accompanying prospectus/proxy statement), and
         (3) transact such other business that may properly come before the Meetings or any adjournments thereof.

Your attention is directed to the accompanying prospectus/proxy statement and prospectus/proxy statement supplements(s) which contain further information with respect to the proposals, to be considered at the Meetings.


         Only limited partners of record of one or more of the Partnerships at the close of business on April 7, 1997 are entitled to notice of and to vote at the Meetings or any postponements or adjournments thereof. Each Partnership's approval of the consolidation proposal and the related amendments requires an affirmative vote by a majority-in-interest of the limited partners of such Partnership. Information regarding voting and the revocation of proxies is set forth under "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Partnership Voting Requirements and Rights".


         WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETINGS, PLEASE BE SURE THAT THE ENCLOSED PROXY AND BALLOT IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AT EACH OF THE MEETINGS.

                          By Order of the Board of Directors of
                          ENEX RESOURCES CORPORATION,
                          General Partner



                           Gerald B. Eckley, President

                                                      April 7, 1997
                                                     ------------------

----------------------------------
ENEX
----------------------------------



                  PROSPECTUS/PROXY STATEMENT AND EXCHANGE OFFER

                        ENEX CONSOLIDATED PARTNERS, L.P.
                          LIMITED PARTNERSHIP INTERESTS

         Enex Resources Corporation ("Enex" or the "General Partner") proposes the adoption of a plan of consolidation pursuant to which thirty-four (34) limited partnerships consisting of Enex Program I Partners, L.P., four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI - Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund (the latter named partnerships being hereinafter referred to as the "Income and Retirement Fund Partnerships," and together with the other twenty-five partnerships, the "Partnerships") will consolidate their assets (the "Consolidation") in a new New Jersey limited partnership, Enex Consolidated Partners, L.P. (the "Consolidated Partnership"). Subject to the terms and conditions set forth in this Prospectus/Proxy Statement, each Partnership participating in the Consolidation will convey its assets to the Consolidated Partnership subject to its liabilities, receive units of limited partnership interest in the Consolidated Partnership ("Units") in exchange for its assets, and distribute those Units to its partners in connection with its dissolution and liquidation (the "Plan of Consolidation"). Under the Plan of Consolidation, each Partnership will receive a number of Units based upon the relative exchange value, as of September 30, 1996, of the net assets of the Partnership transferred to the Consolidated Partnership. These exchange values were calculated by the General Partner based upon fair market valuations prepared by H.J. Gruy and Associates, Inc. ("Gruy"), an independent petroleum engineering and consulting firm, as of December 31, 1995, as adjusted by the General Partner for estimated sales of oil and gas produced during the period of January 1 through September 30, 1996, and for cash on hand, short term investments, receivables, and prepaids and liabilities of each Partnership. Special meetings of the Partnerships (the "Meetings") will be held to consider and vote upon (1) the proposal to adopt and agree to the Plan of Consolidation and (2) amendments to each Partnership's certificate and agreement of limited partnership ("Partnership Agreement") which are necessary to implement the Plan of Consolidation. Each Partnership's approval of the consolidation proposal and the amendments to its Partnership Agreement in connection with the Consolidation requires an affirmative vote by a majority-in-interest of the limited partners of such Partnership.

         Limited partners of Partnerships that do not approve the Plan of Consolidation will be given the opportunity to exchange the limited partnership interests ("Interests") they own in such Partnerships for Units in the Consolidated Partnership pursuant to an exchange offer the terms and conditions of which are also described in this Prospectus/Proxy Statement (the "Exchange Offer"). Only those limited partners who vote their limited partnership interests in favor of the Plan of Consolidation will be eligible to participate in the Exchange Offer.

         The Plan of Consolidation will not be consummated unless the conditions described under "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Conditions to the Consolidation and the Exchange Offer" are met or waived, including approval of the Consolidation and the Partnership Agreement amendments

                  --------------------------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                   EXCHANGE COMMISSION NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus/Proxy Statement is first being mailed to limited partners on April 7, 1997.

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

at the Meetings by Partnerships whose assets have an aggregate exchange value, together with the exchange value of those Interests exchanged for Units pursuant to the Exchange Offer, of $10 million or more. This Prospectus/Proxy Statement constitutes the prospectus for the issuance of Units in Enex Consolidated Partners, L.P. pursuant to the transactions proposed herein.

This offering involves risks, including the following:
         o The consideration to be received by the Partnerships and the General Partner (including future compensation) and the other terms of the Consolidation, including the consideration and future compensation to be received by the General Partner, were determined by the General Partner, which, because it holds differing amounts of Interests in the various Partnerships and because of its ability to determine its compensation and the amount it must pay to limited partners who exercise their dissenters' rights and all other terms of the Consolidation, faces a conflict of interest in determining how to allocate costs and benefits among the Partnerships, and, with respect to the total mix of consideration and future compensation, between the limited partners and the General Partner. The General Partner has not retained unaffiliated representatives to act on the limited partners' behalf to negotiate the terms of the Consolidation. As a result, limited partners may receive less consideration than they might have had an independent representative been appointed or if their Partnership's assets were sold to an unaffiliated party in an arms-length transaction.
         o The formula utilized to value the assets of the Partnerships may operate to over- or under-value certain kinds of oil and gas properties or the time value of money to the disadvantage of some Partnerships.
         o The General Partner's management of the Consolidated Partnership's operations will be subject to conflicts of interest.
         o Following the Consolidation, some limited partners will experience a decrease in distributions from the levels that their Partnerships could have maintained.
         o Tax-exempt limited partners may become subject to federal income taxation on their Consolidated Partnership income if they also have unrelated business taxable income from other sources.
         o Unitholders could be required to report taxable income from the Consolidated Partnership in excess of their distributions.
         o The aggregation of a Partnership's holdings in the Consolidated Partnership will reduce any individual limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote of the limited partners and may reduce the possibility for extraordinary increases in value in the existing Partnerships, such as might occur if a Partnership is discovered to have oil or gas reserves that are not now apparent.

See "RISK FACTORS" for additional information.

                      INFORMATION INCORPORATED BY REFERENCE


         This Prospectus/Proxy Statement incorporates certain documents by reference as set forth in the paragraph below. These documents are available without charge upon request by contacting the Investor Relations Department of Enex Resources Corporation at Three Kingwood Place, Suite 200, Kingwood, Texas 77339, telephone: (713) 358-8401. In order to ensure timely delivery of documents, any request should be made by May 16, 1997.


         The Partnerships are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports and other information with the Securities and Exchange Commission (the "SEC"). The information in the Annual Reports on Form 10-KSB, as amended, for each of the Partnerships for the year ended December 31, 1995 and their Quarterly Reports on Form 10-QSB, as amended, for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 are incorporated into this Prospectus/Proxy Statement by reference. A copy of such Annual Report on Form 10-KSB and such Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996, each as amended to date, for each Partnership in which a limited partner hold Interests, accompanies this Prospectus/Proxy Statement. In addition, all documents filed by the Partnerships pursuant to Sections 13(a), 13
(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus/Proxy Statement and prior to the consummation of the Consolidation shall be deemed to be incorporated by reference into this Prospectus/Proxy Statement from the filing date of those documents. See "ADDITIONAL INFORMATION." After the Consolidation, the Consolidated Partnership will file periodic reports and proxy statements with the SEC.

                  --------------------------------------------



         UNTIL JULY 7, 1997 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS/PROXY STATEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A COPY OF THIS PROSPECTUS/PROXY STATEMENT. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS/PROXY STATEMENT WHEN ACTING AS UNDERWRITERS.

         NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR MAKE ANY REPRESENTATION CONCERNING THE CONSOLIDATION NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. IF GIVEN OR MADE, THAT INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS BEING AUTHORIZED. NEITHER THE DELIVERY OF THIS PROSPECTUS/PROXY STATEMENT NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE AN IMPLICATION THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON TO WHOM, OR A SOLICITATION OF A PROXY IN ANY STATE OR OTHER JURISDICTION WHERE, SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS/PROXY STATEMENT NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION INCLUDED HEREIN OR IN THE AFFAIRS OF THE PARTNERSHIPS, THE CONSOLIDATED PARTNERSHIP OR THE GENERAL PARTNER SINCE THE DATE OF THIS PROSPECTUS/PROXY STATEMENT.

                                TABLE OF CONTENTS
                                                            Page

INFORMATION INCORPORATED BY

 REFERENCE...................................................2
SUMMARY......................................................4
 Introduction................................................4
 Objectives of the Consolidation
  and the Exchange Offer.....................................8
 Risk Factors................................................8
 Conditions to the Consolidation
  and the Exchange Offer.....................................9
 Exchange Offer.............................................10
 Recommendation of the Board................................10
 Alternatives to Consolidation..............................10
 Fairness of the Transaction................................11
 Partnership Voting Requirements and Rights.................12
 Dissenters' Rights; List of Partners.......................13
 Tax Consequences of the Consolidation......................14
 Tax Consequences of the Exchange Offer.....................14
 Costs of the Consolidation
  and the Exchange Offer....................................14
RISK FACTORS................................................15
 The Proposed Consolidation
  and the Exchange Offer....................................15
 The Consolidated Partnership...............................17
SELECTED FINANCIAL DATA.....................................20
 Management's Discussion and Analysis
 of Financial Condition and Results of Operations...........28
THE PROPOSED CONSOLIDATION
 AND THE EXCHANGE OFFER.....................................31
 Partnerships Subject To The Consolidation..................31
 The Consolidation Schedule.................................32
 Method of Determining Exchange Values......................35
 Background of the Consolidation
  and the Exchange Offer....................................39
 Alternatives to the Consolidation
  and the Exchange Offer....................................40
 Fairness of the Transaction................................45
 Terms of the Consolidation.................................47
 Consequences to the General Partner........................54
 Partner Lists..............................................55
THE EXCHANGE OFFER..........................................55
THE PROPOSED AMENDMENTS.....................................57


                                                          Page


THE CONSOLIDATED PARTNERSHIP................................58
 Proposed Activities........................................58
 Transfer of Units..........................................72
 Right of Presentment.......................................73
 No Assessments.............................................75
 Participation in Costs and Revenues........................75
 Compensation...............................................
 ............................................................81
 Management.................................................82
 Conflicts of Interest......................................
 ............................................................88

Competition, Markets and Regulation.........................89
 Summary of the Articles of Limited Partnership.............90
 Applicability of the New Jersey Act........................94
TAX ASPECTS.................................................94
 Federal Income Tax Introduction............................94
 The Proposed Consolidation.................................95
 The Exchange Offer.........................................95
 Participation in the Consolidated Partnership..............96
 Other Tax Aspects.........................................101

 Possible Changes in Federal Tax Laws and

  Regulations..............................................101

EMPLOYEE RETIREMENT INCOME

 SECURITY ACT..............................................101
GENERAL INFORMATION........................................102
 Legal Opinion.............................................102
 Experts...................................................102
ADDITIONAL INFORMATION.....................................
 ...........................................................103
INDEX TO FINANCIAL STATEMENTS..............................104


LIST OF APPENDICES
  Appendix A:...................................Tables
  Appendix B:..........Articles of Limited Partnership
  Appendix C:....................Plan of Consolidation
  Appendix D:......................Proposed Amendments




The   statements   contained   herein   that  are  not   historical   facts  are
forward-looking statements and therefore involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this Prospectus/Proxy Statement, including those regarding the Partnerships' financial results, levels of oil and gas production or revenue, capital expenditures and capital resource activities could differ materially from those estimated, anticipated or projected. Among the factors that could cause actual results to differ materially are: general economic conditions, competition, and government regulations, fluctuations in oil and natural gas prices and the factors set forth in "RISK FACTORS" below, as well as the risks and uncertainties set forth from time to time in the Partnerships' other public reports filed with the SEC and incorporated by reference herein.

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information and financial statements appearing elsewhere in this Prospectus/Proxy Statement. Except as otherwise defined in this Prospectus/Proxy Statement, all capitalized terms used herein have the meanings ascribed to such terms by the Articles of Limited Partnership of the Consolidated Partnership attached to this Prospectus/Proxy Statement as Appendix B and incorporated herein by reference.

Introduction

         As discussed on the cover page, this Prospectus/Proxy Statement is being furnished to unitholders of Enex Program I Partners, L.P. and the limited partners of the other Partnerships (named below) by Enex Resources Corporation (the "General Partner") in connection with the solicitation of proxies for use at the special meetings (the "Meetings") being held to consider and vote upon the adoption of the Plan of Consolidation by which the Partnerships will transfer their assets to the Consolidated Partnership in order to combine the operations of the Partnerships and a copy of the Plan of Consolidation is attached as Appendix C. A proposal to amend each Partnership's Partnership Agreement to provide for the Consolidation is described in "THE PROPOSED AMENDMENTS". All of the Partnerships are engaged in the production and sale of oil and natural gas. The Consolidated Partnership will continue, on a combined basis, the separate businesses of the participating Partnerships. The Consolidated Partnership intends to operate the businesses of the participating Partnerships substantially as they have been operated in the past (including with respect to cash distribution versus cash reinvesting policies). The Consolidation is intended to be generally tax free to the limited partners of the Partnerships that participate in it. The limited partners of the Partnerships that participate will receive units of limited partnership interest in the Consolidated Partnership ("Units") in place of the Interests they now own in the Partnerships. A copy of the Articles of Limited Partnership of the Consolidated Partnership (the "Articles") is attached as Appendix B to this Prospectus/Proxy Statement. For a discussion of some of the provisions of the Articles, see "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership". The Meetings may be adjourned by the General Partner from time to time.

                                    Table S-1

                                The Partnerships
                                                        Number of     Number of Limited
                                                    Limited Partners  Partner Interests*
Enex Program I Partners, L.P.............................  4,734            193,629
Enex Oil & Gas Income Program II-7, L.P..................    443              8,870
Enex Oil & Gas Income Program II-8, L.P..................  1,299              5,863
Enex Oil & Gas Income Program II-9, L.P..................  1,236              3,109
Enex Oil & Gas Income Program II-10, L.P.................  1,364              3,916
Enex Oil & Gas Income Program III-Series 1, L.P..........    940              2,978
Enex Oil & Gas Income Program III-Series 2, L.P..........  1,195              4,270
Enex Oil & Gas Income Program III-Series 3, L.P..........  1,172              6,410
Enex Oil & Gas Income Program III-Series 4, L.P..........    395              5,410
Enex Oil & Gas Income Program III-Series 5, L.P..........  1,768             10,797
Enex Oil & Gas Income Program III-Series 6, L.P..........  1,468              6,340
Enex Oil & Gas Income Program III-Series 7, L.P..........  1,377              4,527
Enex Oil & Gas Income Program III-Series 8, L.P..........  1,549              7,196
Enex Oil & Gas Income Program IV-Series 1, L.P...........  1,363              6,472
Enex Oil & Gas Income Program IV-Series 2, L.P...........  1,400              4,938
Enex Oil & Gas Income Program IV-Series 4, L.P...........    431              2,520
Enex Oil & Gas Income Program IV-Series 5, L.P...........    824              4,561
Enex Oil & Gas Income Program IV-Series 6, L.P...........    723              4,326
Enex Oil & Gas Income Program IV-Series 7, L.P...........    807              5,021
Enex Oil & Gas Income Program V-Series 1, L.P............    448              4,529
Enex Oil & Gas Income Program V-Series 2, L.P............    569              2,972
Enex Oil & Gas Income Program V-Series 3, L.P............    710              2,020
Enex Oil & Gas Income Program V-Series 4, L.P............    364              2,954
Enex Oil & Gas Income Program V-Series 5, L.P............    523              2,463
Enex Oil & Gas Income Program VI-Series 1, L.P...........    427              2,021
Enex Income and Retirement Fund-Series 1, L.P............    189              2,736
Enex Income and Retirement Fund-Series 2, L.P............    152              2,884
Enex Income and Retirement Fund-Series 3, L.P............    143              2,988
Enex 88-89 Income and Retirement Fund-Series 5, L.P......    208              2,300
Enex 88-89 Income and Retirement Fund-Series 6, L.P......    204              2,067
Enex 88-89 Income and Retirement Fund-Series 7, L.P......    250              3,089
Enex 90-91 Income and Retirement Fund-Series 1, L.P......    278              2,975

                                        4




Enex 90-91 Income and Retirement Fund-Series 2, L.P......    218              2,020
Enex 90-91 Income and Retirement Fund-Series 3, L.P......    228              2,175

---------

  *The aggregate amount of limited partners' initial subscriptions divided by $500.

    The address of each Partnership is c/o Enex Resources Corporation, 800 Rockmead Drive, Three Kingwood Place, Suite 200, Kingwood, Texas 77339. All of the Partnerships have completed their purchases of producing properties.
Information regarding the Partnerships' producing oil and gas properties is contained in "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Description of Properties" below and in Appendix A in Tables 6 through 11.

    Limited partners should note that they will be exercising their discretion on two separate aspects of the proposed Consolidation: 1) voting on the Plan of Consolidation and related amendments to the Partnership Agreements; and 2) deciding whether to exchange their Interests for Units of the Consolidated Partnership if their Partnership does not participate in the Consolidation. Because the matters to be considered are the same for each of the Partnerships, the Meetings of limited partners have been combined and will be held at the same time and place. The Meetings may be adjourned from time to time by the General Partner for any reason.

    Under the Plan of Consolidation, each Partnership will receive a number of Units based upon the relative exchange value, as of September 30, 1996, of the net assets of the Partnership transferred to the Consolidated Partnership. These exchange values were calculated by the General Partner based upon fair market valuations prepared by H.J. Gruy and Associates, Inc. ("Gruy"), an independent petroleum engineering and consulting firm, as of December 31, 1995, as adjusted by the General Partner for estimated sales of oil and gas produced during the period of January 1 through September 30, 1996, and cash on hand, short term investments, receivables prepaids and liabilities of each Partnership. Quantitative information regarding each Partnership's oil and gas reserves is included in Tables 6 and 7 in Appendix A attached hereto. Gruy has been preparing reserve estimates for each of the Partnership's oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area.

    Gruy has estimated for each oil and gas property in which the Partnerships owns interests, as of December 31, 1995, the proved recoverable units of oil and gas, the undiscounted and discounted future net cash flows by year commencing January 1, 1996 and continuing through the estimated productive lives of the properties and the estimated fair market values of the properties. To determine such fair market values, Gruy estimated each property's proved oil and gas reserves, applied certain assumptions regarding price and cost escalations, and applied a 10% discount factor for time and various discount factors for risk, location, type of ownership interest, operational characteristics and other factors. Gruy allocated the estimates among the Partnerships on a pro rata basis in accordance with their respective ownership interests in each of the properties evaluated. See Tables 4-7 in Appendix A. The General Partner adjusted these valuations to account for sales of oil and gas produced during the period January 1 through September 30, 1996. For additional information see "THE
PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values". The limited partners of each participating Partnership and the General Partner will each receive a pro rata share of the Units received by such Partnership, determined in accordance with the dissolution and termination provisions of such Partnership's Partnership Agreement, as amended pursuant to the transactions described herein. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER", "THE PROPOSED AMENDMENTS" and Table S-2 below.

    Table S-2 is presented on the basis of an assumed maximum level of acceptance by all of the Partnerships. Table S-3 is presented on the basis of an assumed minimum acceptance level including only those Partnerships that have the lowest cash flow from operating activities for the fiscal year ended December 31, 1995, and which in the aggregate have an exchange value greater than $10 million. The Partnerships included in the assumed minimum acceptance presentation were Enex Program I Partners, L.P.; Enex Oil and Gas Income Program II - Series 7, 8, 9, and 10 L.P.s; Enex Oil and Gas Income Program III - Series 1, 2, 3, 4, 5, 6, 7 and 8, L.P.s; Enex Oil and Gas Income Program IV - Series 1 and 2, L.P.s; Enex Oil and Gas Income Program V - Series 2 and 3, L.P.s; Enex Income and Retirement Fund - Series 1 and 2, L.P.,s and Enex 88-89 Income and Retirement Fund - Series 5, 6, and 7, L.P.s

===============================================================================
                                   TABLE S - 2
   EXCHANGE VALUE ATTRIBUTABLE TO GENERAL PARTNER AND LIMITED PARTNER INTERESTS

                                    Attributable to
                                   Limited Partners (1)
               ----------------------------------------------------
                                    % of total Exchange     Units    Dissenters'
               Exchange     Units     Units    Value per Offered per Value per
 Partnership*   Value      Offered   Offered   $500 unit  $500 unit  $500 Interest(2)

   100      $3,667,142     366,714    24.29%    $18.94     1.89      $20.91

   207         803,040      80,304     5.32%     90.54     9.05       99.04
   208         544,096      54,410     3.60%     92.80     9.28      102.65
   209         250,493      25,049     1.66%     80.58     8.06       91.66
   210         343,114      34,311     2.27%     87.61     8.76       98.69

   301          23,409       2,341     0.16%      7.86     0.79       16.66
   302          74,636       7,464     0.49%     17.48     1.75       26.26
   303         454,036      45,404     3.01%     70.84     7.08       79.73
   304          75,211       7,521     0.50%     13.90     1.39       18.17
   305          63,479       6,348     0.42%      5.88     0.59        7.73
   306         129,478      12,948     0.86%     20.42     2.04       24.07
   307          40,167       4,017     0.27%      8.87     0.89       12.42
   308          74,969       7,497     0.50%     10.42     1.04       13.10

   401          40,684       4,068     0.27%      6.29     0.63        8.19
   402          49,543       4,954     0.33%     10.03     1.00       11.79
   404          87,565       8,757     0.58%     34.74     3.47       40.74
   405         225,899      22,590     1.50%     49.53     4.95       53.83
   406         130,653      13,065     0.87%     30.20     3.02       33.16
   407         214,947      21,495     1.42%     42.81     4.28       47.39

   051         212,562      21,256     1.41%     46.93     4.69       52.00
   052          75,567       7,557     0.50%     25.42     2.54       30.94
   053         110,125      11,013     0.73%     54.51     5.45       62.18
   054         801,670      80,167     5.31%    271.36    27.14      297.91
   055         536,230      53,623     3.55%    217.67    21.77      241.52

   601         348,661      34,866     2.31%    172.54    17.25      196.00

   501         101,279      10,128     0.67%     37.02     3.70       45.04
   502         271,980      27,198     1.80%     94.31     9.43      102.90
   503         125,891      12,589     0.83%     42.14     4.21       47.20

   525          43,919       4,392     0.29%     19.09     1.91       22.23
   526          42,246       4,225     0.28%     20.44     2.04       25.50
   527         311,482      31,148     2.06%    100.84    10.08      110.69

   531         366,426      36,643     2.43%    123.16    12.32      135.57
   532         116,705      11,671     0.77%     57.77     5.78       65.39
   533         546,700      54,670     3.62%    251.35    25.13      274.26
           ---------------------------------
 Totals    $11,304,004   1,130,400    74.88%
           =================================

* See Table S-1 for a list of the full names of the Partnerships.

(1) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.

(2) Calculated as of March 15, 1997. See "THE PROPOSED CONSOLIDATION - Terms the Consolidation - Dissenters' Rights" for the methodology used to determine the dissenters' value per $500 Interest.



===============================================================================

===============================================================================
                                   TABLE S - 2
   EXCHANGE VALUE ATTRIBUTABLE TO GENERAL PARTNER AND LIMITED PARTNER INTERESTS

                          Attributable to
                           General Partner                Aggregate
                 -----------------------------   ------------------------------
                                    % of total                       % of total
                Exchange    Units     Units     Exchange     Units     Units
 Partnership*    Value     Offered   Offered      Value     Offered   Offered

   100         $985,305    98,531     6.53%   $4,652,447   465,245   30.82%

   207           41,513     4,151     0.28%      844,553    84,455    5.59%
   208           83,145     8,315     0.55%      627,241    62,724    4.16%
   209          124,110    12,411     0.82%      374,603    37,460    2.48%
   210          127,327    12,733     0.84%      470,441    47,044    3.12%

   301          258,719    25,247     1.67%      282,128    27,587    1.83%
   302          332,207    32,319     2.14%      406,843    39,782    2.64%
   303          160,029    14,628     0.97%      614,065    60,032    3.98%
   304          175,397    17,333     1.15%      250,608    24,854    1.65%
   305          150,475    14,273     0.95%      213,954    20,621    1.37%
   306          110,993    10,238     0.68%      240,471    23,186    1.54%
   307          128,810    12,273     0.81%      168,977    16,290    1.08%
   308          135,765    12,815     0.85%      210,734    20,311    1.35%

   401          100,509     9,257     0.61%      141,193    13,325    0.88%
   402           56,116     5,021     0.33%      105,659     9,975    0.66%
   404           87,979     8,010     0.53%      175,544    16,766    1.11%
   405           54,868     3,816     0.25%      280,767    26,406    1.75%
   406           45,650     3,405     0.23%      176,303    16,470    1.09%
   407           36,937     2,440     0.16%      251,884    23,935    1.59%

   051           50,496     2,463     0.16%      263,058    23,719    1.57%
   052          107,626     8,931     0.59%      183,193    16,487    1.09%
   053           63,369     4,602     0.30%      173,494    15,615    1.03%
   054          125,405     3,270     0.22%      927,075    83,437    5.53%
   055           85,292     2,527     0.17%      621,522    56,150    3.72%

   601          140,168     9,125     0.60%      488,829    43,991    2.91%

   501          139,843    13,734     0.91%      241,122    23,861    1.58%
   502           19,016     1,598     0.11%      290,996    28,796    1.91%
   503           57,631     5,444     0.36%      183,522    18,033    1.19%

   525           48,629     4,393     0.29%       92,548     8,785    0.58%
   526           77,190     7,271     0.48%      119,436    11,496    0.76%
   527           24,972     1,445     0.10%      336,454    32,593    2.16%

   531           30,387     1,348     0.09%      396,813    37,991    2.52%
   532           58,343     4,790     0.32%      175,048    16,461    1.09%
   533           39,054       971     0.06%      585,754    55,641    3.69%
             ------------------------------- -------------------------------
 Totals      $4,263,275   379,122    25.12%  $15,567,279 1,509,522  100.00%
             =============================== ================================

* See Table S-1 for a list of the full names of the Partnerships.

(1) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.

(2) Calculated as of March 15, 1997. See "THE PROPOSED CONSOLIDATION - Terms the Consolidation - Dissenters' Rights" for the methodology used to determine the dissenters' value per $500 Interest.


===============================================================================

===============================================================================

                                   TABLE S - 3
  EXCHANGE VALUE ATTRIBUTABLE TO GENERAL PARTNER AND LIMITED PARTNER INTERESTS
                           Assumed Minimum Acceptance


                 Attributable to                    Attributable to
                Limited Partners (1)               General Partner                           Aggregate
            ------------------------------  -----------------------------   ---------------------------------------
                                % of total                     % of total                           % of total
             Exchange    Units     Units    Exchange   Units      Units       Exchange      Units     Units
Partnership*   Value    Offered   Offered     Value   Offered    Offered        Value      Offered   Offered

  100    $3,667,142    366,714    35.59%     $985,305   98,531    9.56%       $4,652,447    465,245    45.15%

  207       803,040     80,304     7.79%       41,513    4,151    0.40%          844,553     84,455     8.20%
  208       544,096     54,410     5.28%       83,145    8,315    0.81%          627,241     62,724     6.09%
  209       250,493     25,049     2.43%      124,110   12,411    1.20%          374,603     37,460     3.64%
  210       343,114     34,311     3.33%      127,327   12,733    1.24%          470,441     47,044     4.57%

  301        23,409      2,341     0.23%      258,719   25,247    2.45%          282,128     27,587     2.68%
  302        74,636      7,464     0.72%      332,207   32,319    3.14%          406,843     39,782     3.86%
  304        75,211      7,521     0.73%      175,397   17,333    1.68%          250,608     24,854     2.41%
  305        63,479      6,348     0.62%      150,475   14,273    1.39%          213,954     20,621     2.00%
  306       129,478     12,948     1.26%      110,993   10,238    0.99%          240,471     23,186     2.25%
  307        40,167      4,017     0.39%      128,810   12,273    1.19%          168,977     16,290     1.58%
  308        74,969      7,497     0.73%      135,765   12,815    1.24%          210,734     20,311     1.97%

  401        40,684      4,068     0.39%      100,509    9,257    0.90%          141,193     13,325     1.29%
  402        49,543      4,954     0.48%       56,116    5,021    0.49%          105,659      9,975     0.97%

  052        75,567      7,557     0.73%      107,626    8,931    0.87%          183,193     16,487     1.60%
  053       110,125     11,013     1.07%       63,369    4,602    0.45%          173,494     15,615     1.52%

  501       101,279     10,128     0.98%      139,843   13,734    1.33%          241,122     23,861     2.32%
  502       271,980     27,198     2.64%       19,016    1,598    0.16%          290,996     28,796     2.79%

  525        43,919      4,392     0.43%       48,629    4,393    0.43%           92,548      8,785     0.85%
  526        42,246      4,225     0.41%       77,190    7,271    0.71%          119,436     11,496     1.12%
  527       311,482     31,148     3.02%       24,972    1,445    0.14%          336,454     32,593     3.16%
           -----------------------------      -------------------------   -----------------------------------

  Totals  $7,136,059    713,606    69.25%   $3,291,036  316,887   30.75%      $10,427,095  1,030,492   100.00%
          ================================  =============================   ===================================

* See Table S-1 for a list of the full names of the Partnerships.

(1) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.



======================================================================

Objectives of the Consolidation and the Exchange Offer

    The General Partner is proposing that the Partnerships combine their assets and businesses in the Consolidated Partnership because it believes that doing so will result in:
    o savings in overhead and operating expenses of at least $445,000 per year, and, if all Partnerships participate in the Consolidation, in excess of $824,000 per year, in each case on a consolidated basis;
    o        simplified managerial and administrative requirements;
    o        reduction of risk due to diversification of assets;
    o        an expanded reserve base;
    o        elimination of debt owed to the General Partner;
    o elimination of the General Partner's increased revenue interest at payout; and
    o        elimination of certain conflicts of interest.
See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Background of the Consolidation and the Exchange Offer--Fairness of the Transaction" below in this Summary.

Risk Factors

    Before voting on the Consolidation and the proposed Partnership Agreement amendments, limited partners should carefully consider the following factors in addition to the other information included in this Prospectus/Proxy Statement. Risk factors associated with the Consolidation are summarized below and described in more detail elsewhere in this Prospectus/Proxy Statement under the caption "RISK FACTORS".

    o Conflicts of Interest of the General Partner in Determining Consideration. The consideration to be received by the participating Partnerships in the Consolidation and the General Partner (including future compensation) and the other terms of the Plan of Consolidation, including the consideration and future compensation to be received by the General Partner, were determined by the General Partner, which has inherent conflicts of interest stemming from its various revenue interests and ownership percentages in each Partnership and because of its ability to determine its compensation and the amount it must pay to limited partners who exercise their dissenters' rights and all other terms of the Consolidation. These conflicts affect the allocation of costs and benefits among the Partnerships and, with respect to the total mix of consideration and future compensation, between the limited partners and the General Partner. The General Partner has inherent conflicts of interest in adopting the methods of determining the exchange values since it will purchase limited partnership Interests of dissenting limited partners at the exchange value prices following the Consolidation. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation, including the employment of an independent engineering firm, H. J. Gruy & Associates ("Gruy"), to value the oil and gas properties owned by the Partnerships, cannot remove the inherent conflicts of interest. No unaffiliated representative has acted solely on behalf of the limited partners in connection with the Consolidation, and there were no "arms length" negotiations to determine the amount of consideration. As a result, the consideration may not reflect the value of the Partnership's net assets if sold to an unaffiliated third party in an arms-length transaction, and the limited partners may receive less consideration than they might have had an independent representative been appointed. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for the Partnerships and the General Partner. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values" and "--Fairness of The Transaction." No state or federal governmental authority has made any determination relating to the fairness of the Units for public investment or recommended or endorsed the Units.

    o Risks of Disadvantageous Exchange Values. In approving the Consolidation, or accepting the Exchange Offer, a limited partner risks that his Partnership's properties may have oil or gas reserves, or both, that are not now apparent to the independent engineering consultants or the General Partner, in which event he will not receive full credit for his property interests in the exchange value formula. The exchange value formula itself may operate to the disadvantage of one Partnership in relation to other Partnerships because other formulas or approaches to the valuation process could yield materially different results. The assumptions that have been made may be erroneous and even if they are not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations on which they are based. Historical operations and cash flows of the Partnerships have varied significantly relative to the Partnerships' appraised net asset values, and asset valuations are not always indicative of value or profitability. Gruy's valuations are as of December 31, 1995 and values may have changed or may change before the date of the Consolidation. See "SELECTED FINANCIAL DATA" and "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risks of Disadvantageous Exchange Values."

    o Conflicts of Interest of the General Partner in the Future Management of the Consolidated Partnership. The General Partner's interest in each separate Partnership's revenues, if any, will be blended into a single interest in the revenues of the Consolidated Partnership as described in "THE CONSOLIDATED PARTNERSHIP--Compensation" and "-- Participation in Costs and Revenues." A general partner is deemed to be a fiduciary of a limited partnership and must handle partnership affairs with trust, confidence and good faith. Because the directors and officers of the General Partner have fiduciary duties to manage the General Partner in a manner beneficial to the shareholders of the General Partner and the General Partner has a fiduciary duty to conduct the affairs of the Consolidated Partnership and of every other partnership it manages in a manner beneficial to its limited partners, the General Partner also faces conflicts of interest in connection with its future operation of the Consolidated Partnership similar to those it faces in connection with its operation of each of the Partnerships. See "THE CONSOLIDATED PARTNERSHIP--Management--Fiduciary Obligations and Indemnification" and "--Conflicts of Interest." Although New Jersey and Texas state law do not address the issue of whether approval of the Consolidation by the limited partners may serve to extinguish certain related fiduciary claims against the General Partner, Delaware courts, which are often looked to for guidance on undecided corporate issues, have in several cases involving corporations held that fully informed stockholder approval of a transaction may, in certain circumstances, serve to extinguish certain related fiduciary claims against directors.

    o Risk of Decreases in Distributions. Although the General Partner's cash distribution policies will not change following the Consolidation, limited partners of some of the Partnerships will experience a decrease in distributions over the amounts that would have been sustainable by their Partnerships. See "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risk of Decreases in Distributions" and Table F.

    o Unrelated Business Taxable Income to Tax-Exempt Limited Partners. Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income ("UBTI") to tax-exempt limited partners. This is of particular significance to the limited partners of the Enex Income and Retirement Fund Partnerships. Tax-exempt limited partners, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income if they also have UBTI from other sources and the total exceeds $1,000 per year. The General Partner anticipates that no limited partner will receive more than $1,000 per year of UBTI from the Consolidated Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners."

    o Risk of Taxable Income in Excess of Cash Distributions. As is true with any partnership, Unitholders will be required to report income from the
Consolidated  Partnership  even  though  such  income  may be in  excess of cash distributions to them from the Consolidated Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Income, Gains and Losses."

    o Risk of Dilution of Voting Interest. Because the Consolidated Partnership will be larger than any Partnership, the Consolidation will, in effect, reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners." In addition, the General Partner currently has voting Interests in the Partnerships ranging from 4.05% to 54.10%, but will have a voting interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation (57.40% with the maximum amount of dissenting Interests), and 57.97% if the minimum number of Partnerships participate (68.28% with the maximum amount of dissenting Interests). Also, the pooling of an individual Partnership's property holdings in the larger Consolidated Partnership may reduce the possibility for extraordinary increases in value in the existing Partnerships. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues."

    o Risk of Decreases in Oil and Gas Prices. The operating results of the Consolidated Partnership will be dependent to a substantial degree on prices for oil and natural gas, which are affected by many factors beyond the control of producers and have demonstrated a high degree of volatility. See "THE CONSOLIDATED PARTNERSHIP--Competition, Markets and Regulation."

Conditions to the Consolidation and the Exchange Offer

    The Consolidation will not take place unless (a) the proposed Consolidation and the proposed Partnership Agreement amendments are approved by limited partners of Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to the Exchange Offer, have an aggregate exchange value of $10 million or more1; (b) the Consolidation does not violate any order, decree or judgment of any court or governmental body; (c) no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the transaction, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent; and (d) all necessary governmental and third party permits, consents and other approvals have been obtained. The
Consolidation will not be deemed approved by a Partnership unless the Partnership Agreement amendments have been approved by its limited partners and the Partnership Agreement amendments will not take effect for a Partnership unless its limited partners approve the Consolidation. To the knowledge of the General Partner, no federal or state regulatory requirements must be complied with or approvals must be obtained in connection with the Consolidation, other than under the federal securities laws and state blue sky laws, all of which have been or will be complied with or obtained. If one or more of
--------
     1By reason of the General Partner's ownership of more than 54% of the Interests in Enex Program I Partners, L.P., that Partnership's participation in the Consolidation, with its $4.7 million exchange value, is assured.

the Partnerships that approve the transaction suffer a materially adverse development, and the withdrawal of such Partnership or Partnerships from the Consolidation would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either consummate the Consolidation without including the assets of the Partnership or Partnerships which suffer a materially adverse development or resolicit the limited partners of such Partnership or Partnerships and include such Partnership or Partnerships in the Consolidation if the requisite percentage of resolicited Partners approve the Consolidation based upon exchange values which have been revised to give effect to the changed circumstances. If the exchange value of any Partnership determined at the time of transfer has decreased by less than 15% from the exchange value set forth herein, such decrease will not be deemed material. Conversely, any decrease in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its discretion, elect to cancel the Consolidation if dissenters' rights (see "--Dissenters' Rights; List of Partners" below) are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation and in certain other cases. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Conditions to the Consolidation".

Exchange Offer

    Any Partnership that does not approve the Plan of Consolidation or the Partnership Agreement amendments because less than a majority-in-interest of its limited partners vote for approval will not participate in the Consolidation. Those Partnerships will continue their existence pursuant to the provisions of their Partnership Agreements as though the Plan of Consolidation had never been proposed. The limited partners of those Partnerships who voted in favor of the Plan of Consolidation and the Partnership Agreement amendments, however, will be given the opportunity to tender the Interests they own in such Partnerships for Units in the Consolidated Partnership pursuant to the terms and conditions of the Exchange Offer described below under "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--THE EXCHANGE OFFER." The Interests of those limited partners desiring to tender them in exchange for Units will be valued for purposes of the exchange in the same manner as they have been valued for purposes of the Consolidation. See Table B below. Only those limited partners who vote their Interests in favor of the Plan of Consolidation will be eligible to participate in the Exchange Offer. The right of a limited partner to participate in the Exchange Offer may be limited to the extent that a transfer of Interests pursuant to the Exchange Offer would cause a deemed termination of his Partnership for federal income tax purposes. This would happen only in the highly unlikely event that 50% or more of the Interests in a Partnership were transferred within the twelve month period preceding the effective date of the Consolidation and would, in any event, only result in a small pro-rata reduction in the Interests that could be exchanged for Units sufficient to prevent 50% of the Interests from having been transferred.

Recommendation of the Board

    In light of the significant administrative cost savings resulting from an earlier consolidation of oil and gas limited partnerships managed by the General Partner, the Board of Directors of the General Partner authorized and directed the management of the General Partner to investigate the likely costs and benefits of a consolidation of the Partnerships and the alternatives thereto, namely liquidating some or all of the Partnerships and continuing some or all of the Partnerships. At a meeting held on May 24, 1996, after considering the advantages and disadvantages of the Consolidation as compared to the alternatives of liquidation and continuation of the Partnerships (described in detail below under "The Proposed Consolidation and the Exchange Offer--Fairness of the Transaction"), the General Partner's board of directors unanimously determined that the Consolidation and related Partnership Agreement amendments are fair to and in the best interests of the limited partners of each and all of the Partnerships, regardless of which Partnerships participate in the Consolidation, and (I) approved the Plan of Consolidation and recommended that the limited partners vote "FOR" the Consolidation and related Partnership Agreement amendments and (ii) approved the Exchange Offer and recommended that each limited partner who votes in favor of the Plan of Consolidation also elect to participate in the Exchange Offer should his Partnership not participate in the Consolidation. Because of the relationships among the parties to the Consolidation, these recommendations involve conflicts of interest. See "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risks of Disadvantageous Exchange Values" and "--Conflicts of Interest of the General Partner in Determining Consideration" and "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values" and "--Fairness of the Transaction."

Alternatives to Consolidation

    The General Partner considered the alternatives of liquidating some or all of the Partnerships and continuing some or all of the Partnerships, but determined that the Consolidation would provide the limited partners with greater overall benefits than either alternative for the reasons set forth below.

    Although liquidation would provide an immediate cash return to the limited partners and would avoid the risks and uncertainties associated with the continued operation of the Partnerships' properties, based on its experience in the oil and gas industry, including managing the recent liquidations of four other oil and gas partnerships of which it was the general partner, the General Partner determined that a liquidation of any or all of the Partnerships would likely result in lower cash value to the limited partners than would a continuation of such Partnerships, on either a combined or separate basis. This is because third party purchasers of oil and gas properties typically pay less than the net present value of the discounted anticipated cash flows of a property's proved oil and gas reserves. In addition, the General Partner is owed an aggregate of $1.98 million by the

Partnerships. In a liquidation of the Partnerships, the General Partner would be paid this amount out of the liquidation proceeds before any proceeds would be available for distribution to the limited partners. Pursuant to the Consolidation, however, the General Partner will be exchanging its rights as a creditor of the Partnerships for Units of the Consolidated Partnership.

    In comparing the alternatives of the Consolidation and continuing one or more of the Partnerships on a separate basis, the General Partner determined that the benefits of the Consolidation to the limited partners would likely outweigh its costs, and, thus, that the Consolidation would be preferable to continuing the Partnerships as separate entities. While the estimated cost of the Consolidation is approximately $400,000, the General Partner estimates that the Consolidation will result in aggregate savings in reduced general and administrative costs of at least $445,000 per year, and up to $824,000 per year if all Partnerships participate. Table E below sets forth the estimated annual general and administrative cost savings to be yielded by the Consolidation for the limited partners of each Partnership, which represents the General Partner's estimate of the additional value to be received each year by such limited partners through participation in the Consolidation as compared to the alternative of continuation. Table E-1 below sets forth a comparison of the exchange value used in the Consolidation with the value of each Partnership if it continues to operate as a separate entity ("going concern value"). The estimates of general and administrative costs savings set forth in Table E below, in "--Costs of the Consolidation and the Exchange Offer", "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Alternatives to the Consolidation and the Exchange Offer--Overhead and Operating Costs" and "--THE EXCHANGE OFFER--Administrative Efficiencies" constitute forward-looking statements that involve known and unknown risks and uncertainties which may cause the actual annual general and administrative cost savings in future periods to differ materially from such forecasts. These risks include risks generally associated with the incurrence of general and administrative expenses in connection with oil and gas production and marketing operations, and are described in detail in "RISK FACTORS." Other benefits of the Consolidation to the limited partners considered by the General Partner were, in order of materiality, diversification of interests, expanded reserve base, elimination of debt, increase in working capital, relinquishment of the General Partner's right to a revenue interest increase on payout and elimination of certain conflicts of interest. (See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Fairness of the Transaction" for a detailed comparison of the costs and benefits of the Consolidation to the limited partners versus liquidation and continuing the Partnerships as separate entities.)

    The General Partner also considered consolidating some, but not all, of the Partnerships and continuing the others on a separate or similarly partially consolidated basis. The General Partner determined that, assuming that the minimum participation threshold of the Consolidation were met, no Partnership would benefit more from either continuing as a separate entity or in a consolidation with any one or more, but less than all of the Partnerships, than it would from participating in the proposed Consolidation. The General Partner determined that (I) participation in the Consolidated Partnership, whether by the participation of a Partnership in the Consolidation or by the participation of a limited partner through the Exchange Offer, and without regard to the identity of the other participating Partnerships and limited partners, would be more beneficial to the limited partners than continuing in their Partnerships, and (ii) maximum participation in the Consolidation would provide a greater benefit to limited partners than any smaller partial consolidation, regardless of the particular combination of Partnerships, in each case because the benefits of overhead reduction, diversification of interests and expanded reserve base all increase in proportion to the number of Partnerships participating in the Consolidation. The General Partner has not solicited third-party bids for a cash sale of the assets of the Partnerships. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Background of the Consolidation and the Exchange Offer" and "--Fairness of the Transaction."

Fairness of the Transaction

    The General Partner believes that the proposed Consolidation is fair to and in the best interests of the limited partners of each and all of the Partnerships, regardless of which Partnerships participate in the Consolidation or the manner in which the limited partners participate in the Consolidation, i.e. through the participation of their Partnership(s) or participation in the Exchange Offer.

    The number of Units to be distributed to the limited partners and the General Partner pursuant to the Consolidation in exchange for their Interests will be determined in accordance with the exchange values of such Interests, which, in turn, are based on valuations of the Partnerships' properties by Gruy, an Independent Expert. See "--Risk Factors--Risks of Disadvantageous Exchange Values" above. The General Partner does not believe that alternative methods of valuing the Partnership properties would result in valuations of the Partnerships' properties materially different from those yielded by Gruy's valuations. Even assuming that alternative valuation methods would yield valuations materially different from Gruy's valuations, in the General Partner's experience, oil and gas properties are generally purchased and sold at prices based on estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to other valuation methods, represent the best methodology for estimating the realizable value of the Partnership properties and the fairest basis for determining the number of Units to be distributed in consideration for the participating Partnerships' assets. In structuring the Consolidation, the General Partner strove to ensure that the terms and provisions  of the  Articles  did not  materially  differ  from  the  terms  and provisions of the Partnership Agreements. See "--Differences in Rights and Responsibilities" below. The exchange values used in determining the Units of the Consolidated Partnership to be received by limited partners of participating Partnerships in exchange for their Interests were primarily based on the independent valuations of Partnership properties determined by Gruy with immaterial adjustments by the General Partner based on such variables as cash on hand, short term investments, receivables and prepaid assets and payables. In addition, if average oil and gas prices have increased since the date of the Gruy valuations, the General Partner will make the following adjustment. Once the limited partners vote on the Consolidation is completed, the General Partner will recalculate the value of the oil and gas reserves of the Partnerships that participate in the Consolidation using increased prices for oil and gas and adjust the Partnership valuations accordingly. The resulting increased Partnership valuations will be used to determine (and reduce) the number of Units the General Partner will receive for its exchange of Partnership debt and to determine an increased cash amount to be paid to dissenters. No adjustment will be made to the number of Units to be received in exchange for interests in the participating Partnerships because the General Partner anticipates that any price changes will, on a comparative basis, have an insignificant effect on the exchange values of the Partnerships in relation to each other. Because of these two factors, the General Partner determined that the limited partners would receive no material benefit from a fairness opinion concerning the Consolidation from an independent third party.

    The General Partner believes it considered all material costs and benefits of the Consolidation and the alternatives of liquidation and continuation. The General Partner believes its analysis was thorough and objective and, consequently, fair to limited partners from both a procedural and substantive standpoint. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Fairness of the Transaction."

    Differences in Rights and Responsibilities: As previously noted, the Consolidated Partnership intends to operate the businesses of the participating Partnerships substantially as they have been operated in the past and the General Partner has striven to ensure that the terms and provisions of the Articles do not materially differ from those of the Partnership Agreements. It is also anticipated that there will be no change in the General Partner's policies regarding cash distributions. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Consolidated Partnership Distributions."


    All of the Partnerships are New Jersey limited partnerships except for four partnerships, Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9, L.P., and Enex Oil & Gas Income Program II-10, L.P. which are Texas limited partnerships. Under their Partnership Agreements, the limited partners of the four Texas partnerships may elect additional or successor general partners by a vote of a majority in interest but have no right to vote on the removal of the General Partner. The Partnership Agreements of the other thirty Partnerships and the Consolidated Partnership require a vote of two-thirds in interest to approve the selection of an additional or successor general partner but do permit the limited partners, by vote of a majority in interest, to remove the General Partner . See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership." Limited partners in Enex Oil & Gas Income Program II should see "THE CONSOLIDATED PARTNERSHIP--Applicability of the New Jersey Act."


    The only differences in the voting rights of the limited partners are those limited differences applicable to the limited partners in Enex Oil & Gas Income Program II described above, although the General Partner's voting rights as a limited partner will be increased as a result of its exchange of indebtedness for Units(see "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values--Indebtedness to the General Partner") and to the extent that it purchases the limited partnership Interests of limited partners who exercise their dissenters' rights described below under the caption "--Dissenters' Rights, List of Partners." The General Partner currently has voting Interests in the Partnerships ranging from 4.05% to 54.10%, but will have a voting interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation, and 57.40% if all of Partnerships participate in the Consolidation and the maximum number of limited partners exercise their dissenters' rights. The limitations on the General Partner's voting rights described in "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and other Rights of the Limited Partners" will continue to apply on a proportional basis under the Articles.

    Limited partners of the six Partnerships formed in Enex Oil and Gas Income Programs V and VI will have improved liquidity in that the Units may be presented for purchase annually while their only existing liquidity option is to vote to dissolve and liquidate their Partnerships. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" below. Also, as noted above, although the Consolidation will not increase the compensation of the General Partner, its interest in each separate Partnership's revenues (0% or 10%) will be blended into a single interest in the revenues of the Consolidated Partnership (which is expected to be 3.03% if all of the Partnerships participate in the Consolidation).

Partnership Voting Requirements and Rights

    Each Partnership's Partnership Agreement contains provisions authorizing (I) the dissolution of the Partnership and the termination and winding up of the Partnership's affairs; and (ii) the amendment of such Partnership Agreement upon the affirmative vote of a majority-in-interest of its limited partners. For specific requirements as to the vote needed to effectuate such action, see "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Partnership Voting Requirements and Rights". If the required vote is obtained to approve a Partnership's participation in the Consolidation and the related Partnership Agreement amendments, the Partnership will transfer its assets to the Consolidated Partnership in exchange for Units pursuant to the Plan of Consolidation. The participating Partnerships will be dissolved and liquidated and the Units they receive will be distributed to their partners. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Consolidation Procedure".

    Each limited partner of each Partnership at the close of business on the record date for determining the limited partners entitled to notice of and to vote on the proposals set forth in the accompany Notice will be entitled to vote either FOR or AGAINST the Consolidation and the related Partnership Agreement amendments or to ABSTAIN from voting. Such voting rights may be exercised separately with respect to each Partnership of which a person is a limited partner. Limited partners entitled to vote may vote by use of the form of Proxy and Ballot accompanying this Prospectus/Proxy Statement.

    The General Partner owns Interests in each Partnership, which Interests it intends to vote in favor of the Consolidation and the related Partnership Agreement amendments. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Partnership Voting Requirements and Rights" and Table 2 in Appendix A.

    Request for Admission as Limited Partner: Unless otherwise indicated, execution of the Proxy and Ballot by a limited partner also constitutes a request for admission as a limited partner in the Consolidated Partnership in accordance with the terms and conditions on the reverse side thereof. Persons not wishing to be limited partners in the Consolidated Partnership must so indicate by checking the box provided for that purpose on the reverse side of the Proxy and Ballot. In the absence of such specific instructions, a limited partner signing and returning the Proxy and Ballot will be admitted as a limited partner in the Consolidated Partnership if his Partnership approves the proposals by the required majority in interest, regardless of whether he voted for or against the Consolidation. A Unitholder who does not become a limited partner will be treated as an assignee of a limited partnership interest and will not be entitled to vote or to exercise certain statutory rights of a limited partner (e.g., to inspect the Consolidated Partnership books) or to present Units for purchase by the General Partner. See "THE CONSOLIDATED
PARTNERSHIP--Right of Presentment" and "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Partnership Voting Requirements and Rights".

    Partnerships That Do Not Approve the Consolidation or the Partnership Agreement Amendments : Partnerships whose limited partners do not approve the Consolidation or the Partnership Agreement amendments will continue their business unchanged and the limited partners of such Partnerships who do not participate in the Exchange Offer will continue to have all of their existing rights and privileges. Such Partnerships will not pay any part of the costs of planning and developing the proposed Consolidation and presenting it to the limited partners or of consummating the Consolidation following the vote of the limited partners.

    Effect of the Consolidation on Nonconsenting Limited Partners: A limited partner will be bound by the Plan of Consolidation if it is adopted by a majority vote of the limited partners of his Partnership (regardless of whether or not he voted in favor of the Plan of Consolidation) and will be entitled to receive Units of the Consolidated Partnership. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Request for Admission as Limited Partner," "--Effect of Approval on Nonconsenting Limited Partners" and--Dissenters' Rights".


    Proxies and Ballots: The General Partner will engage Deloitte & Touche, LLP, an independent accounting firm ("Deloitte & Touche") to receive and tabulate all votes and dissents with respect to the Consolidation, the Exchange Offer and the dissenters' rights provided in connection with the Consolidation. This tabulation will be made available to the General Partner and to any limited partner, upon written request. If the enclosed Proxy and Ballot is properly executed and received by the Deloitte & Touche, all of the Interests represented thereby will be counted as a vote For or Against or abstaining from a Partnership's participation in the Consolidation and the Partnership Agreement amendments in the manner indicated thereon. If no instructions are given, such Interests will be counted as a vote in favor of the Consolidation and the Partnership Agreement amendments. Because approval of the Consolidation and the Partnership Agreement amendments by each Partnership requires the affirmative vote of a majority in interest of its limited partners, an abstention will have the same effect as a vote against. A limited partner who has returned his signed Proxy and Ballot may change his vote by filing a revised Proxy and Ballot prior to the Meetings.


    Reports to Unitholders: The General Partner will furnish to the Unitholders annual reports of the Consolidated Partnership's operations, including financial statements. For further information see "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Records, Reports and Returns".

Dissenters' Rights; List of Partners

    Under the Plan of Consolidation, the limited partners will be entitled to dissenters' rights, which are not provided to limited partners under Texas or New Jersey law or the Partnership Agreements. These rights give Interest holders the right to surrender their Interests to the General Partner for the exchange value of such Interests in cash if they vote against the Consolidation, their Partnership does participate in the Consolidation, and they follow certain specified procedures. If a limited partner perfects his dissenters' rights pursuant to the terms and conditions set forth below under the caption "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Dissenters' Rights," the General Partner will be required to purchase such limited partner's interests for cash; provided, however, that these dissenters' rights will not allow dissenting Interest holders to receive cash for their Interests from any person other than the General Partner or based on any appraisal other than the General Partner's determination of the exchange value of the Interests based primarily on the Gruy valuations of the Partnerships' properties. Gruy's valuations are fair market valuations. However, if average oil and gas prices for the preceding 12 months determined on or about the twentieth (20th) day prior to the date of the Meetings (the "Dissenters' Valuation Date"), are greater than those used by Gruy, the General Partner will reprocess the Gruy valuations with the increased prices and base the amounts paid to dissenters on the new valuations. As of March 15, 1997 average oil and gas prices were approximately 10% greater than those used by Gruy. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Dissenters' Rights" and Table 19 in Appendix A for dissenters' valuations per $500 Interest. However, if limited partners holding Interests representing more than 10% of the aggregate exchange value of all of the Partnerships that participate in the Consolidation exercise dissenters' rights, the General Partner may, in its sole discretion, elect to cancel the Consolidation.

    A limited partner has the right to inspect and copy a list of the names and addresses of all of the other limited partners of the Partnership(s) in which he or she owns Interests at the principal office of the Partnership (which is the office of the General Partner in Kingwood, Texas) during normal business hours. On request, a copy of such list will, under certain circumstances, be furnished to any limited partner upon payment of reasonable reproduction and mailing costs. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Partner Lists."

Tax Consequences of the Consolidation

    It is anticipated that no gain or loss will be recognized by a limited partner upon the transfer of his Partnership's assets in exchange for Units. Unitholders will be required to share disproportionately in deductions attributable to properties contributed to the Consolidated Partnership and to recognize disproportionate amounts of gain or loss on the sale of such properties to the extent of any difference between the fair market value and the adjusted tax basis of each property at the time of contribution. The effect of such allocations is to place each Unitholder in approximately the same position with respect to deductions, gain and loss relative to contributed properties as he would have been had the contributed property been purchased from the participating Partnership by the Consolidated Partnership. See "TAX ASPECTS--The Proposed Consolidation and the Exchange Offer" and "--Participation in the Consolidated Partnership".

    The transactions involved in the proposed Consolidation may also be subject to the income or other tax laws of one or more states and other taxing jurisdictions and may result in an increase or decrease in the amount of state income taxes payable by a Unitholder with respect to future operations and an increase in the number of states in which taxes are owed by him. See "TAX ASPECTS--Other Tax Aspects".

Tax Consequences of the Exchange Offer

    It is anticipated that no gain or loss will be recognized by a limited partner upon the transfer of his Interests to the Consolidated Partnership in exchange for Units. Unitholders will be required to share disproportionately in income, gains, losses, and deductions of the Consolidated Partnership to account for any difference between the fair market value and adjusted basis of the Interests transferred to the Consolidated Partnership.

Costs of the Consolidation and the Exchange Offer


    Except as indicated below, the costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships will be borne by the Consolidated Partnership if the Consolidation is effectuated, otherwise by the General Partner. The estimated amount of these costs is approximately $400,000 or approximately 2 1/2% of the aggregate exchange value in the Consolidated Partnership if all the Partnerships participate. Included are legal, accounting, proxy tabulation and engineering fees, printing and postage expenses, filing fees, a share of the administrative costs of the General Partner and its affiliates, and other costs. If the Consolidation is effectuated, but a Partnership does not participate in the Consolidation it will not bear any of such costs, rather such Partnership's proportionate share, based on its share of the aggregate exchange value of the costs of the Consolidation, will be borne by the General Partner (i.e., they will not be borne by the Consolidated Partnership). The General Partner estimates, however, that if the Consolidation is consummated, aggregate savings in reduced direct, administrative and operating costs will exceed at least $445,000 per year (if the minimum number of Partnerships participate in the Consolidation) and, if all the Partnerships participate in the Consolidation, $824,000 per year.

                                  RISK FACTORS

The Proposed Consolidation and the Exchange Offer

    Limited partners should be aware of all of the following:

    Conflicts of Interest of the General  Partner in Determining  Consideration:
The consideration to be received by the participating Partnerships and the General Partner in the Consolidation and the other terms of the Plan of Consolidation, including the consideration and future compensation to be received by the General Partner, were determined by the General Partner, which has inherent conflicts of interest stemming from the fact that it holds differing revenue interests and differing percentages of outstanding Interests in the various Partnerships and because of its ability to determine its compensation and the amount it must pay to limited partners who exercise their dissenters' rights and all other terms of the Consolidation. These conflicts affect the allocation of costs and benefits among the Partnerships and, with respect to the total mix of consideration and future compensation, between the limited partners and the General Partner. The General Partner has inherent conflicts of interest in adopting the methods of determining the exchange values since it will purchase the limited partnership interests of dissenting limited partners at the exchange value prices following the Consolidation. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation, including the engagement of Gruy to appraise the value of the Partnerships' oil an gas properties, cannot fully eliminate the inherent conflicts of interest. Other methods of valuing the Partnerships for purposes of allocating the Units among them might have resulted in different valuations, which might have been more (or less) favorable to certain limited partners and/or to the General Partner. The General Partner has not retained an unaffiliated representative to act on behalf of the limited partners for purposes of negotiating the consideration or the terms of the Consolidation, and there were no "arms length" negotiations to determine the amount of consideration. The amount of the consideration and terms of the Consolidation to the limited partners may be inferior to those that could have resulted had an independent third party either determined all of the elements of the exchange value or negotiated the terms with the General Partner or with third-party bidders or if their Partnership's assets were sold to an unaffiliated party in an arms-length transaction. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values" and "--Fairness of The Transaction." No state or federal governmental authority has made any determination relating to the fairness of the Units for public investment or recommended or endorsed the Units. The Partnerships, the Consolidated Partnership and the General Partner are not represented by separate counsel. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for these and other affiliates of the General Partner. It is anticipated that such multiple representation will continue in the future. See "THE CONSOLIDATED PARTNERSHIP--Conflicts of Interest."

    Risks of Disadvantageous Exchange Values: The principal risks a limited partner takes in approving the Consolidation are two-fold. First, his Partnership's properties may have oil or gas reserves, or both, that are not now apparent to Gruy or the General Partner. If that is the case, he will not receive full credit for those property interests in the Consolidation. Second, future events may show that the exchange value formula itself operated to the disadvantage of his Partnership in relation to other Partnerships participating in the Consolidation. The assumptions and estimates used in the formula for valuing the assets for purposes of the Consolidation may turn out to have operated to the disadvantage of certain parties to the Consolidation or to have been incorrect, and even if they were not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations based on them. For example, after a period of production, certain reserves may be found to have been over- or under-estimated in the engineering studies. Price and cost estimates for particular periods and the rate employed to discount future net revenues to present value may be too high or too low. A particular mix of oil and gas properties may benefit more from price increases than another mix; gas may benefit more from price increases than crude oil, or vice versa. Taxes may favor one product over another. See "TAX ASPECTS--Possible Changes in Federal Tax Laws and Regulations." The price escalations and the discount rates employed in the exchange value formula may favor or disfavor longer-lived production compared to production with shorter lives, or highly leveraged Partnerships compared to Partnerships with lesser borrowings. Each such effect could overstate or understate a limited partner's interest in the Consolidated
Partnership in relation to what he could have received under a different formula. Historical distributions and cash flows of the Partnerships have varied significantly relative to the Partnerships' appraised net asset values and asset values are not always indicative of profitability. See the table captioned "Historical and Pro Forma Per $500 Interest Data" in "SELECTED FINANCIAL DATA" below. The assumptions that have been made in calculating the exchange values of Partnership properties may be erroneous. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values." Gruy's valuations are as of December 31, 1995 and values may have changed or may change before the date of the Consolidation.

    Conflicts of Interest of the General Partner in the Future Management of the Consolidated Partnership: Although the Consolidation will not increase the compensation of the General Partner, its separate interests in each Partnership's revenues will be blended into a single interest in the revenues of the Consolidated Partnership as described in "THE CONSOLIDATED PARTNERSHIP--Compensation" and "--Participation in Costs and Revenues." The General Partner also faces conflicts of interest in connection with its future operation of the Consolidated Partnership similar to those it currently faces in connection with its operation of each of the Partnerships. A general partner is accountable to a limited partnership as a fiduciary and consequently must handle partnership affairs with trust, confidence and good faith, may not obtain any secret advantage or benefit from the partnership and must share with it all business opportunities clearly related to the subject of its operations. The directors and officers of the General Partner also have fiduciary duties to manage the General Partner in a manner beneficial to the shareholders of the General Partner. Because the General Partner has a fiduciary duty to manage the Consolidated Partnership in a manner beneficial to its limited partners and owes a similar duty to the limited partners of every partnership it manages, certain conflicts of interest could arise. See "THE CONSOLIDATED PARTNERSHIP--Management--Fiduciary Obligations and Indemnification" and "--Conflicts of Interest." Although New Jersey and Texas state law do not address the issue of whether approval of the Consolidation by the limited partners may serve to extinguish certain related fiduciary claims against the General Partner, Delaware courts, which are often looked to for guidance on undecided corporate issues, have in several cases involving corporations held that fully informed stockholder approval of a transaction may, in certain circumstances, serve to extinguish certain related fiduciary claims against directors.

    Risk of Decreases in Distributions: The Consolidation is expected to have an effect on distributions to the limited partners of participating Partnerships apart from savings in overhead or borrowing costs. A limited partner whose Partnership takes part in the transaction will in effect exchange one set of property interests with particular depletion and cash flow characteristics for a larger set of property interests with different depletion and cash flow characteristics. While the General Partner has sought and continues to seek to establish distributions at a sustainable level over a period of time, they are subject to change if net revenues are greater or less than expected. Because of anticipated liability repayment requirements and lower revenues resulting from normal production declines, certain Partnerships would not be able to sustain their current levels of distributions, irrespective of their participation in the Consolidation. In the first twelve months following the Consolidation, limited partners of some of the Partnerships will experience a decrease in distributions over the amounts that would have been sustainable by their Partnerships. See Table F in "THE CONSOLIDATED PARTNERSHIP-- Proposed Activities--Consolidated Partnership Distributions."

    Unrelated Business Taxable Income to Tax-Exempt Limited Partners: Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income ("UBTI") to tax-exempt limited partners. Tax-exempt limited partners, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income, but only to the extent UBTI from all sources exceeds $1,000 per year. Although certain Partnerships (i.e., Income and Retirement Fund Partnerships) were designed to earn income that would not be characterized as UBTI, the income earned by the Consolidated Partnership will consist primarily of UBTI. Nevertheless, it is anticipated by the General Partner, based upon its projections of the Consolidated Partnership's income, that no limited partner of an Income and Retirement Fund Partnership will receive allocations of UBTI from the Consolidated Partnership in amounts exceeding the exempted amount of $1,000 per year. Thus, UBTI from the Consolidated Partnership should not trigger any federal tax liability for a tax-exempt limited partner unless the limited
partner  also  receives   UBTI  from  a  source  other  than  the   Consolidated
Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners."

    Risk of Taxable Income in Excess of Cash Distributions: Although limited partners generally should not recognize gain or loss from the Consolidation, there are risks that limited partners of certain participating Partnerships could recognize gain or loss as a result of the Consolidation if existing Partnership liabilities exceed the sum of the adjusted tax basis in the transferred assets and the proportionate share of the Consolidated Partnership's liabilities after the Consolidation. It is not anticipated that any limited partners will recognize gain or loss as a result of such excess liabilities. The opinion of counsel is not binding on the Internal Revenue Service (the "IRS").

    Unitholders will be required to share disproportionately in deductions attributable to properties contributed to the Consolidated Partnership and to recognize disproportionate amounts of gain or loss on the sale of such properties to the extent of any difference between the fair market value and the adjusted tax basis of each property at the time of contribution. The effect of such allocations is to place each Unitholder in approximately the same position with respect to deductions, gain and loss relative to contributed properties as he would have been had the contributed property been purchased from the participating Partnership by the Consolidated Partnership. See "TAX ASPECTS--The Proposed Consolidation and the Exchange Offer" and "--Participation in the Consolidated Partnership".

    As is true with any partnership, Unitholders should be aware that they will be required to report income from the Consolidated Partnership even though such income may be in excess of cash distributions to them from the Consolidated
Partnership. This could occur, for example, in those instances when the Consolidated Partnership repays the principal amount of its indebtedness (including any reimbursements to the General Partner of costs, including Direct and Administrative Costs, incurred during the Consolidation) or pays other nondeductible expenses. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Income, Gains and Losses."

    The transactions involved in the proposed Consolidation may be subject to the income or other tax laws of one or more states and other taxing jurisdictions. Because state income tax rates vary, the consolidation of rights in a different set of oil and gas properties may result in an increase or decrease in the amount of state income taxes payable by a Unitholder with respect to future operations and an increase in the number of states in which taxes are owed by him. See "TAX ASPECTS--Other Tax Aspects".

    Risk of Dilution of Voting Interest: Any limited partner taking part in the Consolidation will, in effect, exchange the interest he now holds in a
Partnership for a much smaller interest in the much larger Consolidated Partnership. This will reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. In addition, the General Partner currently has voting Interests in the Partnerships ranging from 4.05% to 54.10%, but will have a voting Interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation (57.40% if all Partnerships participate and the maximum number of limited partners exercise their dissenters' rights), and 57.97% if the minimum number of Partnerships participate (68.28% if the minimum number of Partnerships participate and the maximum number of limited partners exercise their dissenters' rights). The General Partner's voting interest may increase further if it acquires the Interests of dissenters, as described below in "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Fairness of the Transaction--Differences in Rights and Responsibilities". By aggregating a Partnership's holdings in the Consolidated Partnership, limited partners of individual participating Partnerships will forsake the economic benefit of any extraordinary increases in value attributable to specific oil and gas properties now held by their Partnerships since those benefits will be shared by all of the Unitholders of the Consolidated Partnership. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues."
    Limited Liquidity: As is true of each of the Partnerships, the Consolidated Partnership is not intended to be a publicly traded partnership and there is no public market for the Units. In order to preserve the tax treatment of the Consolidated Partnership, the General Partner reserves the right to refuse to recognize any transfer of Units that may have occurred on a "secondary market or the substantial equivalent thereof" within the meaning of applicable provisions of the Internal Revenue Code. Accordingly, the Consolidated Partnership will not seek to have the Units traded on any stock exchange or on the NASDAQ National Market System and, as is true for the Partnerships, there may be no readily available market for the Units at any time. Purchase offers for Units will be made by the General Partner within 90 days after the Consolidation transaction is completed and thereafter no later than April 30 of every year for Units valued as of December 31, are likely to be the only readily available sources of liquidity for the Units. If the Units are listed on a stock exchange or included for quotation on NASDAQ or a trading market for the Units otherwise develops (none of which events is anticipated to occur), such purchase offers will not be made at all. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment." Although the Units are otherwise freely transferable, with certain limited restrictions, a Unitholder cannot expect to be able readily to liquidate his investment in case of emergency. The transfer of Units by California and Missouri residents is subject to additional legal restrictions. See "THE CONSOLIDATED PARTNERSHIP--Transfer of Units" and "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships."

The Consolidated Partnership

    The factors set forth below relate to holding Units of limited partnership interest in the Consolidated Partnership. These other factors also affect the limited partners' investments in the existing Partnerships and, in general, a limited partner who becomes a Unitholder in the Consolidated Partnership will not increase his exposure to these other risks.

    General Industry Risks: The Consolidated Partnership's business is affected by the general risks associated with the oil and gas industry. The availability of a ready market for oil and gas purchased, sold and produced by the Consolidated Partnership depends upon numerous factors beyond its control, the exact effects of which cannot be accurately predicted. These factors include, among other things, the level of domestic production and economic activity generally, the availability of imported oil and gas, action taken by foreign oil-producing nations, the availability of transportation capacity, the availability and marketing of other competitive fuels, fluctuating and seasonal demand for oil, gas and refined products and the extent of governmental regulation and taxation (under both present and future legislation) of the production, refining, transportation, pricing, use and allocation of oil, natural gas, refined products and substitute fuels. Accordingly, in view of the many uncertainties affecting the supply and demand for crude oil, natural gas and refined products, it is not possible to predict accurately either the prices or marketability of oil and gas produced from any property in which the Consolidated Partnership may acquire an interest. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities."

    Competition, Markets and Regulation: The oil and gas industry is intensely competitive in all phases and does not have high barriers to entry. There is also competition between the oil and gas industry and other industries in supplying the energy and fuel requirements of industrial, commercial, residential and other consumers. Hydrocarbon prices can be extremely volatile and since 1982 generally have been characterized by periods of weak demand and resulting excess total domestic and imported supplies. The unsettled nature of the energy market, highlighted by political and military events in the Middle East and elsewhere, and the unpredictability of action by OPEC members make it particularly difficult to estimate future prices of natural gas and oil. The oil and gas industry is subject to extensive regulation of natural gas distribution and the amounts of oil and gas which may be produced and sold, any or all of which are subject to change. In particular, the Consolidated Partnership's operations are affected significantly by laws and regulations at the federal, state and local levels regarding the protection of the environment. The nature of the Partnerships' operations is such that accidental violations can occur which would require significant expenditures to pay fines and the costs of remediation. See "THE CONSOLIDATED PARTNERSHIP--Competition, Markets and Regulation--Competition and Markets".

    Risks of Drilling for Oil and Gas: In some instances the Partnerships own undeveloped acreage upon which development wells may be drilled. In addition, during the productive lives of most oil and gas properties the reworking of wells will be required as a matter of normal operating practice to realize the full potential of the wells. The Consolidated Partnership reserves the right to participate in drilling or reworking activities on such properties. Drilling for oil and gas is speculative and involves substantial risks, including the risk of drilling unproductive wells, the risk of equipment failures and the risk of encountering impenetrable formations, water encroachments or unexpected pressures and other conditions which could result in a blowout. Reworking existing wells involves the risk that production may not be increased and that any increased production will not compensate the Consolidated Partnership for reworking costs. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Other Partnership Operations".

    Operating and Environmental Hazards: Hazards incident to the operation of oil and gas properties, such as accidental leakage, are sometimes encountered. Substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce the funds available for distribution or result in the loss of the Consolidated Partnership's properties. The Consolidated Partnership may be subject to liability for pollution and other damages due to hazards which cannot be insured against or have not been insured against due to prohibitive premium costs or for other reasons. Environmental regulatory matters also could increase the cost of doing business or require the modification of operations in certain areas. See "THE CONSOLIDATED PARTNERSHIP--Competition, Markets and Regulation--Environmental and Conservation Regulations".

    Absence of Statutory Dissenters' Rights: Unitholders will not be entitled to any statutory dissenters' or appraisal rights. Because limited partners generally act by majority vote, individual limited partners may be required to retain their Units even after a substantial amendment of the Articles or a sale of substantially all the assets of the Consolidated Partnership in exchange for securities of another company. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners".

    Indemnification of General Partner: Under certain circumstances and subject to certain conditions, the General Partner, and its officers, directors, employees and affiliates will be indemnified by the Consolidated Partnership
against       certain       liabilities.       See       "THE       CONSOLIDATED
PARTNERSHIP--Management--Fiduciary Obligations and Indemnification." Should the General Partner be successful in asserting a claim for indemnification against the Consolidated Partnership, its assets could be subject to substantial reduction. (See the Articles, Section 9.3.)

    Substitution of a New General Partner: The Articles permit the General Partner to transfer its interest in the Consolidated Partnership and substitute as a new general partner of the Consolidated Partnership (a) another corporation in connection with a merger or consolidation or a transfer of all or substantially all of the assets of the General Partner under certain circumstances or (b) a parent or subsidiary of the General Partner. If another corporation were ever substituted as the general partner of the Consolidated Partnership, the new general partner could, subject to the terms and conditions of the Articles, operate the Consolidated Partnership differently than would Enex Resources Corporation.

    Borrowing: The Consolidated Partnership may seek to finance further development of producing properties by borrowing from third parties in limited amounts. While the use of borrowed funds is intended to increase the Consolidated Partnership's profits, such borrowing could have the effect of causing losses. There can be no assurance that any such financing could be arranged. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Financing".

    Conflicts of Interest: The General Partner and its affiliates are free to engage in oil and gas exploration and development for their own accounts and to sponsor programs for the formation of additional limited partnerships to engage in activities similar to those of the Consolidated Partnership and may engage in farmout transactions with the Consolidated Partnership. As a consequence, conflicts of interest between the Consolidated Partnership and the General Partner or such other partnerships may arise. While certain transactions between the General Partner or its affiliates and the Consolidated Partnership described in Section 9.2(I) of the Articles may occur on terms no less favorable than those which could be obtained from independent third parties, possible conflicts of interest may nevertheless result. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities" and "--Conflicts of Interest".

    Partnership Termination: Although the General Partner has never withdrawn from a Partnership, the General Partner may withdraw from the Consolidated Partnership upon 120 days prior written notice to the Unitholders, which notice will include information concerning the General Partner's nominee for election as substituted general partner. Such a withdrawal would cause the Consolidated Partnership's dissolution, unless the Unitholders who are limited partners elect a substituted general partner to continue the Consolidated Partnership's business. If the Consolidated Partnership is dissolved, the General Partner will attempt to sell all of the assets of the Consolidated Partnership and distribute the cash proceeds. Adverse tax consequences may result under such circumstances and the Consolidated Partnership may not be able to realize the full value of its assets. Such termination may occur if the General Partner determines it unprofitable to continue to operate the Consolidated Partnership. If any properties cannot be sold, the Unitholders will become owners of direct interests in such properties without limited liability in connection therewith and may have difficulties in coordinating their efforts to engage an operator to conduct well operations as well as in other respects. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Removal or Withdrawal of General Partner" and " --Dissolution" and "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership".

    Allocations of Profits and Losses for Tax Purposes: Although the General Partner believes that the allocations of Consolidated Partnership income, gain, loss, deduction and credit set forth in the Articles will be recognized for federal income tax purposes, the IRS may successfully challenge allocations to the Unitholders. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Deductions" and "--Allocations to Partners".

    Preparation and Audit of Tax Returns: The transmission of information concerning the Consolidated Partnership and its operations to the Unitholders may be delayed, requiring Unitholders to file requests for extensions of time within which to file their personal income tax returns. In addition, the federal income tax returns of the Consolidated Partnership may be audited by the IRS, which could result in an audit of the federal income tax returns of the Unitholders. Any such audit of the Unitholders' tax returns could result in adjustments of items not related to the Consolidated Partnership as well as items related to the Consolidated Partnership. Unitholders may also incur expenses in contesting adjustments to the income tax returns of the Consolidated Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Returns, Audits and Tax Shelter Registration".

                             SELECTED FINANCIAL DATA


The following financial information of the Partnerships consists of historical selected financial data for the two years ended December 31, 1995 and 1994 and for the nine months ended September 30, 1996 for the combined Partnerships and for each individual Partnership. The combined historical selected financial data is a summation of the individual Partnerships' selected financial data. Although the historical selected financial data for the nine months ended September 30, 1996 are unaudited, the General Partner believes that all material adjustments (which include only normal recurring accruals and adjustments) for fair presentations have been made. The results of operations for the nine months ended September 30, 1996 should not be considered indicative of results for annual periods. This information should be read in conjunction with the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships combined financial statements and related notes and "THE PROPOSED CONSOLIDATION
- Management's Discussion and Analysis of Financial Condition and Results of Operations".

                       COMBINED ENEX LIMITED PARTNERSHIPS
                             SELECTED FINANCIAL DATA
                 (Amounts in $000's Except for Reserve Volumes)

                                                    Nine months
                                                       ended                                 Year Ended December 31,
                                                                             -------------------------------------
                                                   September 30, 1996              1995                 1994
                                                   ---------------           ----------------     ----------------
Oil and gas sales                                $          8,826            $        10,117      $        11,316
Loss from operations                             $           (509)           $          (580)     $        (1,534)
Net income (loss)                                $           (362)           $           113      $        (1,444)
Net increase (decrease) in cash
     & cash equivalents                          $           (152)           $           270      $            27
Net cash provided by operating activities        $          3,342            $         3,265      $         3,677
Distributions                                    $          1,755            $         2,011      $         2,556

Selected balance sheet data as of
  end of period:
Oil and gas properties - at cost                 $        137,543            $       146,080      $       152,026
Accumulated depreciation, depletion and
  amortization of oil & gas properties           $        123,702            $       128,512      $       131,083

Proved oil reserves - (000's barrels)                       1,576                      2,244                2,554
Proved gas reserves - (million cubic feet)                 10,483                     12,198               13,631
Standardized measure of future discounted
  net cash flows of proved oil & gas reserves    $         17,740            $        22,942      $        22,758

Total assets                                     $         16,441            $        20,009      $        23,168
Total noncurrent liabilities                     $          1,279            $         2,291      $         2,858
Partner's capital:
  Limited Partners                               $         12,052            $        14,320      $        16,340
  General Partner                                $          1,816            $         1,665      $         1,543

The following financial information of the Partnerships consists of pro forma selected financial data for the two years ended December 31, 1995 and 1994 and for the nine months ended September 30, 1996 for the combined Partnerships and for each individual Partnership (on a per $500 Interest basis) assuming both maximum and minimum participation in the Consolidation. This information should be read in conjunction with the Enex Consolidated Partners, L.P. Pro Forma Financial Statements and the notes and thereto.

                                                             COMBINED ENEX LIMITED PARTNERSHIPS
                                                             PRO FORMA - SELECTED FINANCIAL DATA
                                                             (Amounts in $000's Except for Reserve Volumes)

                                                Assumed Maximum Acceptance (1)         Assumed Minimum Acceptance (2)
                                            -----------------------------------    ---------------------------------
                                             Nine months ended   Year ended        Nine months ended    Year ended
                                             September 30,      December 31,      September 30,        December 31,
                                                        ------------------------               -------------------
                                                 1996       1995        1994           1996         1995     1994
                                            ---------- ----------  ----------    ------------ ---------- ---------
Oil and gas sales                             $ 8,826  $  10,117   $  11,316     $     5,626  $   6,368  $  7,325
Income (loss) from operations                 $ 1,781  $    (512)  $    (582)    $       915  $    (632) $   (773)
Net income (loss)                             $ 1,931  $     189   $    (492)    $     1,061  $      69  $   (675)
Net increase (decrease) in
   cash & cash equivalents                    $ 1,035  $   1,417   $    (130)    $       676  $   1,140  $   (217)
Net cash provided by operating activities     $ 3,318  $   3,473   $   3,677     $     1,938  $   2,085  $  2,022
Distributions                                 $ 1,755  $   2,011   $   2,556     $     1,033  $   1,177  $  1,405

Selected balance sheet data as of
  end of period:
Oil and gas properties - at cost              $13,992                            $     9,472
Accumulated depreciation, depletion and
  amortization of oil & gas properties        $     -                            $         -
Proved oil reserves - (000's barrels)           1,576                                    706
Proved gas reserves - (million cubic feet)     10,483                                  8,118
Standardized measure of
  future discounted net cash
  flows of proved oil & gas reserves          $17,740                            $    11,338
Total assets                                  $16,365                            $    10,949
Total liabilities                             $   798                            $       522
Partner's capital:
  Limited Partners                            $15,567                            $    10,427
  General Partner                                   -                                      -


(1) Assumes participation by all 34 Partnerships.

(2) Assumes participation by those Partnerships that on a combined basis have the lowest combined net cash flow provided by operating activities for the last fiscal year of the Partnerships, while satisfying the $10 million exchange value minimum condition.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                                 As of September 30, 1996:                As of September 30, 1995:
                -------------------------------------------------   -------------------------------------
                   Cash     Total assets                                Cash     Total assets
                 and cash     @ book       Total      Exchange        and cash     @ book       Total
 Partnership*   equivalents    value    liabilities    value        equivalents     value    liabilities

      100          $160,414  $4,303,260    $234,412   $4,652,447        $234,260  $5,646,949    $256,707

      207            48,933     836,413      10,192      844,553          14,100     846,854      79,955
      208            18,189     643,043      61,704      627,241           5,249     667,238     128,886
      209            11,595     397,605      98,916      374,603           1,913     411,758     137,298
      210            12,733     499,474     103,152      470,441          15,342     532,138     166,852

      301             5,729     247,666     203,838      282,128           2,760     264,732     261,076
      302            11,057     366,963     266,734      406,843           3,617     378,264     342,497
      303            15,611     560,589     117,288      614,065          14,036     589,391     176,721
      304             2,687     388,257     169,729      250,608           2,935     493,018     189,473
      305           (16,072)    226,233     120,714      213,954          14,918     412,998     236,967
      306           (19,693)    257,029      49,869      240,471           8,097     534,091     213,894
      307           (11,900)    180,595      93,971      168,977           5,232     358,807     198,550
      308           (12,491)    213,910      91,038      210,734           5,683     602,842     191,740

      401             1,307      40,326      48,011      141,193               -     374,278     139,467
      402             4,479      39,880      13,923      105,659           1,514     246,043      84,906
      404             5,913     138,937      71,791      175,544           1,268     376,371      88,551
      405            42,262     376,964      46,966      280,767          15,692     346,295      66,496
      406             5,808     187,888      15,774      176,303           2,172     185,895      56,690
      407             3,543     385,686      25,763      251,059           4,834     508,967      27,774

      051            11,061     430,980      37,914      258,698          10,314     573,701      50,970
      052             1,598     278,207      87,616      183,193           3,225     401,398     115,104
      053             1,990     263,231      44,062      173,494           3,127     368,579      71,145
      054           105,664   1,066,775     101,288      927,075          95,143   1,136,137     137,399
      055            17,307     642,709      31,553      600,198          32,469     620,984      10,264

      601             5,415     683,523     102,552      489,227          10,830     981,207     164,859

      501             6,500     340,474     125,644      240,986             789     464,811     191,536
      502            17,983     353,767       3,492      290,996           4,057     434,164      53,101
      503             4,022     196,512      45,602      181,882           4,192     273,055      90,529

      525             4,840      73,195      36,010       92,548           3,809      77,995      66,651
      526             5,610      85,659      65,043      119,436           3,168      94,224      95,631
      527            24,862     391,231       2,662      336,454          15,707     449,762      49,069

      531            16,071     514,203       1,958      396,813          14,553     635,397      65,999
      532             3,458     251,761      43,651      175,048           4,640     352,423      77,219
      533            38,236     577,888          38      585,754          29,668     652,389          64

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.


               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                       As of December 31, 1995:                As of December 31, 1994:
               ------------------------------------    -------------------------------------
                  Cash     Total assets                   Cash     Total assets
                and cash     @ book       Total         and cash      @ book       Total
 Partnership*  equivalents    value    liabilities     equivalents    value     liabilities

      100         $380,368  $4,827,139    $302,440         $12,269   $5,326,651    $319,553

      207           12,972     866,768      75,029           4,870      951,193     161,616
      208           11,001     689,543     132,695           6,226      758,519     195,336
      209            4,173     423,984     139,840           2,097      466,830     177,753
      210           16,161     545,521     166,682           4,652      591,248     209,638

      301            2,078     270,688     264,948             734      295,419     298,758
      302            2,129     386,270     344,236             494      421,892     398,964
      303           13,506     601,843     178,805           2,812      649,317     222,075
      304           (2,986)    469,491     181,573            (734)     521,003     187,414
      305           13,280     393,649     200,277          10,432      480,757     254,810
      306            5,505     499,830     153,730           3,248      638,664     227,956
      307            8,426     342,977     165,021           1,384      427,729     207,834
      308            2,589     557,186     167,205          (1,216)     719,728     194,719

      401              754     340,294     127,642           1,029      459,394     150,181
      402            1,630     213,692      76,126           6,759      313,812      93,268
      404            3,238     383,946      93,851           4,633      421,748     112,014
      405           21,685     367,858      66,479           3,812      430,065     120,994
      406           16,585     211,281      60,026           3,317      256,960     107,179
      407           15,380     461,247      29,737          (1,683)     600,340      79,235

      051           26,269     534,609      49,053          (9,053)     634,829      80,791
      052            5,817     355,329     109,975            (818)     458,501     120,526
      053            2,968     358,429      64,356          (1,348)     411,528      75,842
      054           33,580   1,068,694      89,341          86,044    1,160,658      70,896
      055           50,792     676,202      41,918         121,429      799,913      34,503

      601            2,810     932,459     152,068           1,966    1,045,835     179,866

      501              633     408,567     142,365          11,971      462,315     224,590
      502              889     395,600      25,509           7,677      454,846      74,166
      503            2,025     256,527      86,795           7,518      324,228     103,814

      525            1,590      77,486      58,028           1,725      105,113      89,107
      526            2,733      92,778      90,861           5,754      117,371     120,856
      527            9,004     430,077      40,278           8,149      499,377      72,551

      531            9,486     611,513      58,988           9,607      715,830      89,977
      532            4,666     343,122      76,007           2,324      407,808      70,536
      533           21,985     610,817       8,835           7,599      687,199       6,470

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                                As of September 30, 1996:               As of September 30, 1995:
                ------------------------------------------------  -------------------------------------
                      Partner's Capital Book value     Exchange    Partner's Capital  Book value
                ------------------------                          -------------------------
                  General     Limited    per $500 Value per $500  General     Limited     per $500
 Partnership*     Partner    Partners    interest    interest    Partner     Partners    interest

      100          $973,491  $3,095,357     $15.86     $18.94   $973,491   $4,392,700         $22.68

      207            37,630     788,591      88.91      90.54     37,630      729,269          82.22
      208            26,277     555,062      94.67      92.80     26,277      512,075          87.34
      209            28,069     270,620      87.07      80.58     28,069      246,391          79.27
      210            27,800     368,522      94.10      87.61     27,800      337,486          86.18

      301            50,821      (6,993)     (2.34)      7.86     44,257      (40,601)        (13.63)
      302            59,593      40,636       9.51      17.48     49,377      (13,610)         (3.18)
      303            38,470     404,831      63.16      70.84     31,982      380,688          59.39
      304            14,826     203,702      37.65      13.90     12,558      290,987          53.79
      305            38,069      67,450       6.24       5.88     25,083      150,948          13.98
      306            66,580     140,580      22.17      20.42     50,243      269,954          42.57
      307            38,968      47,656      10.52       8.87     28,161      132,096          29.18
      308            51,212      71,660       9.95      10.42     42,765      368,337          51.18

      401            46,103     (53,788)     (8.31)      6.29     40,861      193,950          29.96
      402            37,657     (11,700)     (2.36)     10.03     33,396      127,741          25.87
      404             8,867      58,279      23.12      34.74      5,998      281,822         111.83
      405            33,562     296,436      65.00      49.53     24,057      255,742          56.08
      406            18,276     153,838      35.56      30.20     12,065      117,140          27.08
      407            24,402     335,521      66.83      42.81     17,211      463,982          92.42

      051            24,627     368,439      81.35      46.93     17,854      504,877         111.47
      052             5,908     184,683      62.14      25.42      2,622      283,672          95.44
      053             5,943     213,226     105.55      54.51      2,441      294,993         146.03
      054            28,602     936,885     317.15     271.36     24,011      971,427         328.85
      055            25,273     585,883     237.87     217.67     14,702      596,018         241.98

      601            19,195     561,776     278.10     172.54     10,012      806,336         399.17

      501            11,704     203,126      74.26      37.02      8,874      264,401          96.67
      502            12,490     337,785     117.16      94.31      7,771      373,292         129.48
      503             8,836     142,074      47.56      42.14      3,376      179,150          59.97

      525             7,924      29,261      12.72      19.09      4,332        7,012           3.04
      526             7,671      12,945       6.26      20.44      4,145       (5,552)         (2.68)
      527            11,789     376,780     122.01     100.84      6,832      393,861         127.54

      531            11,524     500,721     168.30     123.16      5,887      563,511         189.41
      532             4,253     203,857     100.91      57.77      1,233      273,971         135.62
      533             9,670     568,180     261.23     251.35     13,016      642,609         295.45

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                       As of December 31, 1995:                As of December 31, 1994:
                -------------------------------------    -------------------------------------
                      Partner's Capital  Book value            Partner's Capital  Book value   # of $500 L.P.
                -------------------------                ------------------------
                  General      Limited    per $500         General     Limited     per $500    units outstanding
 Partnership*     Partner     Partners    interest         Partner    Partners     interest      outstanding

      100        $973,491  $3,551,208         $18.34     $973,491  $4,033,607          $20.83      $193,629

      207          37,630     754,109          85.02       37,630     751,947           84.78         8,869
      208          26,277     530,571          90.49       26,277     536,906           91.57         5,863
      209          28,069     256,075          82.39       28,069     261,008           83.97         3,108
      210          27,800     351,039          89.64       27,799     353,811           90.35         3,916

      301          44,022     (38,282)        (12.85)      39,041     (42,380)         (14.23)        2,977
      302          49,369      (7,335)         (1.71)      41,637     (18,709)          (4.38)        4,270
      303          32,156     390,882          60.98       23,726     403,516           62.96         6,409
      304          11,335     276,583          51.13       11,709     321,880           59.50         5,409
      305          27,477     165,895          15.36       22,014     203,933           18.88        10,797
      306          54,997     291,103          45.91       47,933     362,775           57.22         6,340
      307          31,115     146,841          32.44       26,531     193,364           42.72         4,526
      308          44,011     345,970          48.07       40,893     484,116           67.27         7,196

      401          41,964     170,688          26.37       39,466     269,747           41.67         6,472
      402          33,983     103,583          20.98       32,839     187,705           38.02         4,937
      404           5,714     284,381         112.84        3,766     305,968          121.41         2,520
      405          25,786     275,593          60.43       18,360     290,711           63.75         4,560
      406          13,578     137,677          31.83        7,863     141,918           32.81         4,325
      407          18,696     412,814          82.23       10,419     510,686          101.73         5,020

      051          20,879     464,677         102.60       10,406     543,632          120.03         4,529
      052           3,795     241,559          81.27         (154)    338,129          113.77         2,972
      053           3,639     290,434         143.77          513     335,173          165.92         2,020
      054          24,979     954,374         323.07       23,450   1,066,312          360.97         2,954
      055          18,153     616,131         250.15       16,796     748,614          303.94         2,463

      601          10,750     769,641         381.01          547     865,422          428.42         2,020

      501           9,363     256,839          93.90        2,568     235,157           85.98         2,735
      502           7,612     362,479         125.72        4,869     375,811          130.35         2,883
      503           3,122     166,610          55.77        3,338     217,076           72.67         2,987

      525           5,058      14,400           6.26        2,342      13,664            5.94         2,300
      526           4,722      (2,805)         (1.35)       2,187      (5,672)          (2.74)        2,066
      527           7,294     382,505         123.86        3,907     422,919          136.95         3,088

      531           6,445     546,080         183.55        3,145     622,708          209.31         2,975
      532           1,833     265,282         131.32          875     336,397          166.53         2,020
      533           9,789     592,193         272.27        8,953     671,776          308.86         2,175

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                  For the nine months ended September 30, 1996:          For the nine months ended September 30, 1995
               -----------------------------------------------------  -----------------------------------------------------
                Net increase   Net cash                               Net increase   Net cash
                (decrease) in provided by               Distributions (decrease) in provided by               Distributions
                 cash & cash   operating                    per        cash & cash   operating                    per
 Partnership*    equivalents  activities  Distributions  $500 unit     equivalents  activities  Distributions  $500 unit

      100           $(219,954)   $635,429      $624,180       $3.22     $221,991   $(459,395)            -            -

      207              35,961     148,424        93,054       10.49        9,230      96,508       $47,670           $5.37
      208               7,188      89,385        67,338       11.48         (977)     67,410        38,065            6.49
      209               7,422      49,629        33,350       10.73         (184)     36,065        18,179            5.84
      210              (3,428)     53,937        46,194       11.79       10,690      56,042        22,567            5.76

      301               3,651       2,564             -        -           2,026      25,991             -            -
      302               8,928      18,586             -        -           3,123      34,317             -            -
      303               2,105      99,659        72,187       11.26       11,224      81,236        36,340            5.67
      304               2,472       8,536             -        -           2,134       1,700         6,756            1.24
      305             (13,280)      9,428        14,638        1.35        4,486      59,384        40,957            3.79
      306              (5,505)     (1,641)       12,773        2.01        4,849     (59,081)       42,309            6.67
      307              (8,426)     (5,476)        8,702        1.92        3,848      39,514        27,296            6.03
      308              (2,589)      1,618        16,559        2.30      (10,531)     16,429        16,381            2.27

      401                 553     (27,565)        8,341        1.28       (1,029)     10,826         8,164            1.26
      402               2,849     (19,289)        6,425        1.30       (5,245)      5,092         8,491            1.71
      404               2,675      21,172        11,145        4.42       (3,365)     16,955        14,190            5.63
      405              20,577      91,546        44,581        9.77       11,880      38,637        25,504            5.59
      406             (10,777)     34,105        30,833        7.12       (1,145)     20,338        22,815            5.27
      407             (11,837)     71,047        22,215        4.42      (18,753)     18,851        19,664            3.91

      051             (15,208)     72,408        33,264        7.34      (19,262)     30,726        16,710            3.68
      052              (4,220)     29,635        21,203        7.13      (11,012)     19,997        15,970            5.37
      053                (978)     28,787        17,043        8.43       (9,159)     15,790        12,037            5.95
      054              72,084     226,024       134,361       45.48        9,099     193,708       144,323           48.85
      055             (33,485)    198,533       100,470       40.79      (88,960)     91,020       127,050           51.58

      601               2,605      81,904        18,178        8.99        8,864     136,905        28,753           14.23

      501               5,867       5,867             -        -         (11,182)    (43,387)        9,118            3.33
      502              17,094      17,094             -        -          (3,620)      1,088        22,236            7.71
      503               1,997         357             -        -          (3,326)     26,928        27,228            9.11

      525               3,250      10,120         6,181        2.68        2,084       9,659         6,818            2.96
      526               2,877      10,053         6,459        3.12       (2,586)      2,596         4,664            2.25
      527              15,858      51,773        31,485       10.19        7,558      39,784        29,004            9.39

      531               6,585      56,269        43,473       14.61        4,946      50,835        41,300           13.88
      532              (1,208)     15,697        14,683        7.26        2,316      26,280        22,351           11.06
      533              16,251     135,770       103,686       47.67       22,069     104,874        74,524           34.26

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                      For the year ended December 31, 1995                  For the year ended December 31, 1994
              -----------------------------------------------------  -----------------------------------------------------
              Net increase    Net cash                               Net increase   Net cash
              (decrease)in  provided by                Distributions (decrease) in provided by               Distributions
               cash & cash   operating                     per        cash & cash   operating                    per
 Partnership*  equivalents   activities  Distributions  $500 unit     equivalents  activities  Distributions  $500 unit

      100       $368,099     $489,308      $730,913          $3.77      $10,093    $609,326             -            -

      207          8,102      111,782        61,555           6.94      (10,030)    135,388      $110,944          $12.50
      208          4,775       84,653        47,631           8.12        2,284      94,741        66,212           11.29
      209          2,076       43,436        22,141           7.12       (4,617)     53,853        42,686           13.73
      210         11,509       63,993        28,251           7.21          (31)     66,759        47,085           12.02

      301          1,344       26,185             -           -          (2,285)     18,918             -            -
      302          1,635       34,082             -           -          (1,004)     27,183             -            -
      303         10,694       96,324        48,695           7.59       (3,869)     91,946        62,865            9.80
      304           (586)         791         6,756           1.24       (2,379)     48,502        39,577            7.31
      305          2,848        8,710        40,957           3.79       (2,273)    114,794        87,202            8.07
      306          2,257       (6,891)       42,309           6.67      (12,704)    114,693        95,464           15.05
      307          7,042       (2,675)       27,296           6.03       (7,011)     74,823        59,549           13.15
      308        (13,625)      (3,474)       16,381           2.27       (8,355)    119,599       104,534           14.52

      401           (275)      14,955         8,164           1.26      (13,365)    116,104       114,758           17.73
      402         (5,129)       8,042         8,491           1.71       (1,716)     90,030        80,751           16.35
      404         (1,395)      24,074        18,440           7.31        3,631      40,505        23,837            9.45
      405         17,873       54,589        32,572           7.14       (5,002)    141,895        63,874           14.00
      406         13,268       42,742        29,309           6.77        3,232      92,577        50,967           11.78
      407         (8,207)      39,597        27,856           5.54       (6,763)    101,597        91,744           18.27

      051         (3,307)      48,498        16,710           3.68          126      93,398        74,158           16.37
      052         (8,420)      22,495        15,970           5.37       (3,798)     81,830        74,079           24.92
      053         (9,304)      16,691        12,037           5.95        3,535      50,027        39,064           19.33
      054        (52,464)     184,935       183,690          62.18       58,100     390,391       124,233           42.05
      055        (70,637)     178,668       151,850          61.65       75,149     247,329       148,364           60.23

      601            844      138,900        33,954          16.8         1,966      97,500        39,133           19.37

      501        (11,338)     (43,543)        9,118           3.33        1,114      75,589        67,029           24.50
      502         (6,788)      (2,081)       22,236           7.71      (10,036)    121,283       118,187           40.99
      503         (5,493)      24,762        27,228           9.11      (16,755)    115,220       118,777           39.76

      525           (135)       7,441         6,818           2.96         (400)     31,707        28,898           12.56
      526         (3,021)       2,161         4,664           2.25        3,001      32,200        26,279           12.71
      527            855       41,875        36,917          11.95       (6,778)     94,607        91,248           29.54

      531           (121)      54,327        49,003          16.47       (8,925)    119,603       115,678           38.88
      532          2,342       26,307        22,351          11.06       (8,224)     53,224        56,475           27.95
      533         14,386      138,565       111,762          51.38          632      75,833        69,821           32.10

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

                                       24

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                 For the nine months ended September 30, 1996:     For the nine months ended September 30, 1995
                ------------------------------------------------- ------------------------------------------------
                              Income                 Net income                  Income                 Net income
                Oil and Gas (loss) from Net income   (loss) per   Oil and Gas  (loss) from Net income   (loss) per
 Partnership*      Sales    operations    (loss)     $500 unit       Sales     operations    (loss)     $500 unit

      100        $2,592,951    $140,144    $168,329        $0.86 $2,179,502    $(65,027)   $383,144        $1.97

      207           320,734     127,330     127,536        14.37    270,054      25,105      24,993         2.81
      208           245,525      91,829      91,829        15.66    206,728      13,345      13,233         2.25
      209           146,336      47,895      47,895        15.41    123,212       3,612       3,562         1.14
      210           184,511      63,678      63,678        16.26    155,356       6,314       6,242         1.59

      301           109,200      38,088      38,088        10.51     93,817       7,757       6,996         0.59
      302           156,350      58,197      58,197        11.23    134,338      13,830      12,841         1.19
      303           254,453     103,173     103,173        13.43    220,016      25,806      25,806         2.10
      304           120,899     (69,390)    (69,390)      (13.47)   114,131     (26,522)    (22,538)       (4.46)
      305           283,979    (104,832)    (71,588)       (7.76)   274,569      (4,407)     (4,407)       (1.11)
      306           275,128    (162,568)   (124,749)      (21.72)   270,792     (43,505)    (43,505)       (7.96)
      307           194,884    (108,919)    (81,662)      (19.99)   191,633     (29,308)    (29,308)       (7.50)
      308           227,086    (262,710)   (248,709)      (35.81)   236,376     (95,730)    (95,706)      (13.81)

      401           106,690    (213,979)   (211,070)      (33.39)   142,538     (65,333)    (65,333)      (10.45)
      402            92,253    (106,337)   (104,469)      (22.04)   114,530     (49,973)    (49,973)      (10.42)
      404            86,919    (209,689)   (209,689)      (85.30)    73,824      (6,148)     (6,148)       (3.95)
      405           278,477      79,597      79,597        14.34    236,794        (947)       (933)       (2.07)
      406           165,898      56,737      56,737        10.86    140,864       4,772       4,772        (0.45)
      407           268,222     (47,981)    (46,905)      (10.97)   260,088     (18,065)    (18,065)       (5.38)

      051           294,357     (55,072)    (54,115)      (13.90)   283,782     (12,741)    (12,741)       (4.86)
      052           128,837     (30,863)    (30,256)      (12.00)   115,018     (34,647)    (34,647)      (12.94)
      053           121,546     (55,124)    (55,115)      (29.78)    98,726     (24,885)    (24,878)      (13.93)
      054           712,272     140,074     140,074        39.56    660,801      69,203      69,335        16.73
      055           394,573      89,759      91,609        28.51    348,440     (13,522)    (13,522)      (10.37)

      601           281,965    (176,023)   (178,379)      (93.90)   294,037     (14,007)    (19,140)      (15.01)

      501            44,579     (51,372)    (51,372)      (19.63)    58,276       8,044      45,683        14.02
      502            74,017     (19,815)    (19,815)       (8.56)    64,774       9,804      25,090         6.83
      503            82,597     (19,032)    (18,823)       (8.21)    57,679      (7,634)     (7,634)       (3.58)

      525            44,891      24,597      24,597         9.14     35,628       2,913       2,913         0.07
      526            47,642      25,875      25,875        10.74     34,603       7,261       7,261         2.31
      527           108,426      34,685      34,685         8.34     78,103       6,093       6,093        (0.01)

      531           131,550       9,404       9,404        (0.63)    92,749     (10,566)    (10,566)       (6.01)
      532            61,834                 (42,100)      (23.13)    36,481                 (38,104)      (19.83)
      533           186,485      95,387      95,387        36.63    139,949      54,401      54,401        20.85

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

               ENEX LIMITED PARTNERSHIPS
                SELECTED FINANCIAL DATA


                         For the year ended December 31, 1995               For the year ended December 31, 1994
                 -------------------------------------------------- -------------------------------------------------
                                Income                 Net income                  Income                Net income
                 Oil and Gas  (loss) from Net income   (loss) per   Oil and Gas  (loss) from Net income  (loss) per
 Partnership*       Sales     operations    (loss)     $500 unit       Sales     operations    (loss)     $500 unit

      100      $2,862,275   $(221,633)   $248,514           $1.28 $3,245,603    $524,885    $625,335         $(3.04)

      207         351,842      63,829      63,717            7.18    327,333       8,924       8,924           1.00
      208         269,337      41,407      41,295            7.04    250,619         691         691           0.11
      209         160,528      17,258      17,208            5.53    149,332      (6,091)     (6,091)         (1.95)
      210         202,405      25,550      25,478            6.50    188,358      (5,340)     (5,340)         (1.36)

      301         122,230       9,841       9,080            1.37    119,843    (101,794)   (106,785)        (36.07)
      302         175,023      20,097      19,108            2.66    171,731    (139,040)   (145,922)        (34.55)
      303         286,789      49,900      49,900            5.62    274,500     (28,058)    (28,058)         (6.39)
      304         128,169     (42,149)    (38,165)          (7.12)   158,248     (23,185)    (23,185)         (4.84)
      305         312,547     (35,655)     12,934            0.27    374,421      (3,705)     (3,705)         (1.32)
      306         319,859     (78,338)    (17,602)          (4.63)   399,006     (28,734)    (28,734)         (6.64)
      307         226,048     (54,991)    (11,608)          (4.24)   276,940     (27,650)    (27,650)         (7.87)
      308         274,259    (137,674)   (116,827)         (16.92)   356,381     (71,790)    (71,790)        (11.61)

      401         177,344     (87,492)    (87,492)         (14.04)   259,267    (269,757)   (269,757)        (43.29)
      402         140,712     (73,543)    (73,543)         (15.31)   204,474    (172,819)   (172,819)        (36.57)
      404          94,299         850         850           (1.24)   109,257     (23,991)    (23,991)        (11.47)
      405         315,919      28,487      28,501            3.82    386,691      12,611      11,614          (0.86)
      406         186,757      34,038      34,038            5.79    230,182      17,053      16,724           1.15
      407         342,367     (58,646)    (58,646)         (13.94)   369,204    (324,227)   (324,227)        (66.31)

      051         379,825     (49,915)    (49,915)         (13.74)   399,340    (371,743)   (371,743)        (83.70)
      052         155,386     (75,587)    (75,587)         (27.11)   183,675    (273,895)   (273,895)        (93.75)
      053         136,151     (28,246)    (28,239)         (16.18)   150,567    (211,872)   (211,872)       (106.34)
      054         897,673      93,560      93,692           24.29    960,840     117,025     116,052          30.86
      055         470,696      37,488      37,598            7.86    498,727      32,739      32,739           3.95

      601         367,945     (43,399)    (49,317)         (30.60)   228,190     (59,927)    (56,125)        (28.82)

      501          74,029         971      38,610           11.26     93,715        (668)       (668)         (2.09)
      502          76,650      (1,168)     14,118            3.08    146,543      46,084      43,024          11.65
      503          68,527     (20,427)    (20,427)          (7.77)   164,542      42,721      45,781          11.39

      525          48,447      11,028      11,028            3.28     64,966      (1,870)     (1,870)         (2.84)
      526          47,786      10,584      10,584            3.64     66,213      (2,141)     (2,141)         (3.19)
      527         106,571       3,993       3,993           (1.13)   137,665     (13,101)    (13,101)         (7.62)

      531         126,286     (18,880)    (18,880)          (9.28)   164,982      (2,848)     (2,848)         (5.05)
      532          51,420                 (46,192)         (24.14)    76,941    (173,465)   (173,465)        (87.92)
      533         161,018      45,312      45,432           14.79    127,305       1,083       1,083          (4.08)

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.

                    Historical and Pro Forma Per $500 Interest Data

                                                                                 Distributions per $500 Interest
                                                                 -----------------------------------------------------------------
                      Book value per $500 Interest at        For the nine months ended              For the nine months ended
                          September 30,1996                          September 30, 1996              ended September 30, 1995
              -------------------------------------   --------------------------------------    ----------------------------------
                             Assumed     Assumed                     Assumed     Assumed                     Assumed     Assumed
                             Maximum     Minimum                     Maximum     Minimum                     Maximum     Minimum
  Partnership* Historical  Acceptance  Acceptance      Historical  Acceptance  Acceptance      Historical  Acceptance  Acceptance

      100        $15.86      $19.53      $19.04          $3.22       $2.05       $1.85           $0.00       $1.22       $0.69

      207         88.91       93.38       91.62           10.49       9.86        8.91            5.37        5.86        3.31
      208         94.67       95.70       93.90           11.48       10.10       9.13            6.49        6.01        3.39
      209         87.07       83.12       81.55           10.73       8.77        7.93            5.84        5.22        2.95
      210         94.10       90.36       88.66           11.79       9.54        8.62            5.76        5.67        3.20

      301        (2.34)        8.11       7.96            0.00        0.86        0.77            0.00        0.51        0.29
      302         9.51        18.03       17.69           0.00        1.90        1.72            0.00        1.13        0.64
      303         63.16       73.06       0.00            11.26       7.71         (1)            5.67        4.59         (1)
      304         37.65       14.34       14.07           0.00        1.51        1.37            1.24        0.90        0.51
      305         6.24         6.06       5.95            1.35        0.64        0.58            3.79        0.38        0.21
      306         22.17       21.06       20.66           2.01        2.22        2.01            6.67        1.32        0.75
      307         10.52        9.15       8.98            1.92        0.97        0.87            6.03        0.57        0.32
      308         9.95        10.74       10.54           2.30        1.13        1.03            2.27        0.67        0.38

      401        (8.31)        6.48       6.36            1.28        0.68        0.62            1.26        0.41        0.23
      402        (2.36)       10.35       10.15           1.30        1.09        0.99            1.71        0.65        0.37
      404         23.12       35.83       0.00            4.42        3.78         (1)            5.63        2.25         (1)
      405         65.00       51.09       0.00            9.77        5.39         (1)            5.59        3.21         (1)
      406         35.56       31.15       0.00            7.12        3.29         (1)            5.27        1.96         (1)
      407         66.83       44.16       0.00            4.42        4.66         (1)            3.91        2.77         (1)

      051         81.35       48.40       0.00            7.34        5.11         (1)            3.68        3.04         (1)
      052         62.14       26.22       25.73           7.13        2.77        2.50            5.37        1.65        0.93
      053        105.55       56.22       55.16           8.43        5.93        5.36            5.95        3.53        1.99
      054        317.15      279.87       0.00            45.48       29.54        (1)            48.85       17.57        (1)
      055        237.87      224.52       0.00            40.79       23.70        (1)            51.58       14.10        (1)

      601        278.10      178.00       0.00            8.99        18.81        (1)            14.23       11.19        (1)

      501         74.26       38.19       37.42           0.00        4.03        3.64            3.33        2.39        1.35
      502        117.16       97.29       95.46           0.00        10.27       9.28            7.71        6.11        3.45
      503         47.56       43.46       0.00            0.00        4.53         (1)            9.11        2.69         (1)

      525         12.72       19.69       19.32           2.68        2.08        1.88            2.96        1.24        0.70
      526         6.26        21.09       20.69           3.12        2.23        2.01            2.25        1.32        0.75
      527        122.01      104.02      102.07           10.19       10.98       9.92            9.39        6.53        3.69

      531        168.30      127.02       0.00            14.61       13.41        (1)            13.88       7.98         (1)
      532        100.91       59.58       0.00            7.26        6.29         (1)            11.06       3.74         (1)
      533        261.23      259.22       0.00            47.67       27.36        (1)            34.26       16.28        (1)

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.
(1) This Partnership is not included in the minimum participation case.

                     Historical and Pro Forma Per $500 Interest Data

                                            Distributions per $500 Interest
                ---------------------------------------------------------------------------------------
                 For the year ended December 31, 1995        For the year ended December 31, 1994
                 ------------------------------------------  ------------------------------------------
                                  Assumed       Assumed                       Assumed       Assumed
                                  Maximum       Minimum                       Maximum       Minimum
  Partnership*    Historical    Acceptance    Acceptance      Historical    Acceptance    Acceptance

      100           $3.77         $2.37         $2.10           $0.00         $2.91         $2.36

      207            6.94          11.41         10.09           12.50         14.00         11.37
      208            8.12          11.69         10.34           11.29         14.35         11.65
      209            7.12          10.16         8.98            13.73         12.46         10.12
      210            7.21          11.04         9.77            12.02         13.55         11.00

      301            0.00          0.99          0.88            0.00          1.22          0.99
      302            0.00          2.20          1.95            0.00          2.70          2.19
      303            7.59          8.93           (1)            9.80          10.95          (1)
      304            1.24          1.75          1.55            7.31          2.15          1.75
      305            3.79          0.74          0.66            8.07          0.91          0.74
      306            6.67          2.57          2.28            15.05         3.16          2.56
      307            6.03          1.12          0.99            13.15         1.37          1.11
      308            2.27          1.31          1.16            14.52         1.61          1.31

      401            1.26          0.79          0.70            17.73         0.97          0.79
      402            1.71          1.26          1.12            16.35         1.55          1.26
      404            7.31          4.38           (1)            9.45          5.37           (1)
      405            7.14          6.24           (1)            14.00         7.66           (1)
      406            6.77          3.81           (1)            11.78         4.67           (1)
      407            5.54          5.40           (1)            18.27         6.62           (1)

      051            3.68          5.91           (1)            16.37         7.26           (1)
      052            5.37          3.20          2.83            24.92         3.93          3.19
      053            5.95          6.87          6.08            19.33         8.43          6.84
      054            62.18         34.20          (1)            42.05         41.96          (1)
      055            61.65         27.43          (1)            60.23         33.66          (1)

      601            16.80         21.78          (1)            19.37         26.71          (1)

      501            3.33          4.66          4.12            24.50         5.72          4.64
      502            7.71          11.89         10.52           40.99         14.58         11.84
      503            9.11          5.24           (1)            39.76         6.43           (1)

      525            2.96          2.41          2.13            12.56         2.95          2.40
      526            2.25          2.58          2.28            12.71         3.16          2.57
      527            11.95         12.71         11.24           29.54         15.59         12.66

      531            16.47         15.52          (1)            38.88         19.04          (1)
      532            11.06         7.28           (1)            27.95         8.93           (1)
      533            51.38         31.67          (1)            32.10         38.86          (1)

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.
(1) This Partnership is not included in the minimum participation case.

                 Historical and Pro Forma Per $500 Interest Data

                                          Net Income (Loss) per $500 Interest
                 ------------------------------------------- ----------------------------------------------
                For the nine months ended September 30, 1996 For the nine months ended September 30, 1995
                 ------------------------------------------  ----------------------------------------------
                                  Assumed       Assumed                       Assumed       Assumed
                                  Maximum       Minimum                       Maximum       Minimum
 Partnership*     Historical    Acceptance    Acceptance      Historical    Acceptance    Acceptance

      100           $0.86         $2.42         $1.94           $1.97         $0.32         $0.17

      207            14.37         11.58          (1)            2.81          1.52          0.83
      208            15.66         11.87         9.56            2.25          1.56          0.85
      209            15.41         10.31         8.30            1.14          1.35          0.74
      210            16.26         11.21          (1)            1.59          1.47          0.80

      301            10.51         1.01          0.81            0.59          0.13          0.07
      302            11.23         2.24          1.80            1.19          0.29          0.16
      303            13.43         9.06           (1)            2.10          1.19           (1)
      304           (13.47)        1.78          1.43           (4.46)         0.23          0.13
      305           (7.76)         0.75          0.61           (1.11)         0.10          0.05
      306           (21.72)        2.61          2.10           (7.96)         0.34          0.19
      307           (19.99)        1.14          0.91           (7.50)         0.15          0.08
      308           (35.81)        1.33          1.07           (13.81)        0.17          0.10

      401           (33.39)        0.80          0.65           (10.45)        0.11          0.06
      402           (22.04)        1.28          1.03           (10.42)        0.17          0.09
      404           (85.30)        4.44           (1)           (3.95)         0.58           (1)
      405            14.34         6.34           (1)           (2.07)         0.83           (1)
      406            10.86         3.86           (1)           (0.45)         0.51           (1)
      407           (10.97)        5.48           (1)           (5.38)         0.72           (1)

      051           (13.90)        6.00           (1)           (4.86)         0.79           (1)
      052           (12.00)        3.25          2.62           (12.94)        0.43          0.23
      053           (29.78)        6.97          5.62           (13.93)        0.91          0.50
      054            39.56         34.71          (1)            16.73         4.55           (1)
      055            28.51         27.85          (1)           (10.37)        3.65           (1)

      601           (93.90)        22.08          (1)           (15.01)        2.90           (1)

      501           (19.63)        4.74          3.81            14.02         0.62          0.34
      502           (8.56)         12.07         9.72            6.83          1.58          0.86
      503           (8.21)         5.39           (1)           (3.58)         0.71           (1)

      525            9.14          2.44          1.97            0.07          0.32          0.17
      526            10.74         2.62          2.11            2.31          0.34          0.19
      527            8.34          12.90         10.39          (0.01)         1.69          0.92

      531           (0.63)         15.75          (1)           (6.01)         2.07           (1)
      532           (23.13)        7.39           (1)           (19.83)        0.97           (1)
      533            36.63         32.15          (1)            20.85         4.22           (1)

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.
(1) This Partnership is not included in the minimum participation case.




                 Historical and Pro Forma Per $500 Interest Data
                                             Net Income (Loss) per $500 Interest
                ---------------------------------------------------------------
                 For the year ended December 31, 1995        For the year ended December 31, 1994
                ------------------------------------------  ------------------------------------------
                                   Assumed       Assumed                       Assumed       Assumed
                                   Maximum       Minimum                       Maximum       Minimum
 Partnership*      Historical    Acceptance    Acceptance      Historical    Acceptance    Acceptance

      100            $1.28         $0.10        $(0.23)          $3.04        $(0.62)        $0.80)

      207             7.18          0.48           (1)            1.00         (2.95)        (3.86)
      208             7.04          0.50         (1.15)           0.11         (3.03)        (3.96)
      209             5.53          0.43         (1.00)          (1.95)        (2.63)        (3.44)
      210             6.50          0.47           (1)           (1.36)        (2.86)        (3.74)

      301             1.37          0.04         (0.10)          (36.07)       (0.26)        (0.34)
      302             2.66          0.09         (0.22)          (34.55)       (0.57)        (0.75)
      303             5.62          0.38           (1)           (6.39)        (2.31)          (1)
      304            (7.12)         0.07         (0.17)          (4.84)        (0.45)        (0.59)
      305             0.27          0.03         (0.07)          (1.32)        (0.19)        (0.25)
      306            (4.63)         0.11         (0.25)          (6.64)        (0.67)        (0.87)
      307            (4.24)         0.05         (0.11)          (7.87)        (0.29)        (0.38)
      308            (16.92)        0.06         (0.13)          (11.61)       (0.34)        (0.44)

      401            (14.04)        0.03         (0.08)          (43.29)       (0.20)        (0.27)
      402            (15.31)        0.05         (0.12)          (36.57)       (0.33)        (0.43)
      404            (1.24)         0.19           (1)           (11.47)       (1.13)          (1)
      405             3.82          0.26           (1)           (0.86)        (1.62)          (1)
      406             5.79          0.16           (1)            1.15         (0.98)          (1)
      407            (13.94)        0.23           (1)           (66.31)       (1.40)          (1)

      051            (13.74)        0.25           (1)           (83.70)       (1.53)          (1)
      052            (27.11)        0.14         (0.32)          (93.75)       (0.83)        (1.08)
      053            (16.18)        0.29         (0.68)         (106.34)       (1.78)        (2.33)
      054             24.29         1.45           (1)            30.86        (8.85)          (1)
      055             7.86          1.16           (1)            3.95         (7.10)          (1)

      601            (30.60)        0.92           (1)           (28.82)       (5.63)          (1)

      501             11.26         0.20         (0.46)          (2.09)        (1.21)        (1.58)
      502             3.08          0.50         (1.17)           11.65        (3.08)        (4.02)
      503            (7.77)         0.22           (1)            11.39        (1.37)          (1)

      525             3.28          0.10         (0.24)          (2.84)        (0.62)        (0.81)
      526             3.64          0.11         (0.25)          (3.19)        (0.67)        (0.87)
      527            (1.13)         0.54         (1.25)          (7.62)        (3.29)        (4.30)

      531            (9.28)         0.66           (1)           (5.05)        (4.02)          (1)
      532            (24.14)        0.31           (1)           (87.92)       (1.88)          (1)
      533             14.79         1.34           (1)           (4.08)        (8.19)          (1)

* See SUMMARY - Table S-1 for a list of the full names of the Partnerships.
(1) This Partnership is not included in the minimum participation case.

Management's Discussion and Analysis of Financial Condition and Results of Operations

     General: This discussion should be read in conjunction with the financial statements and the notes thereto included in this Prospectus/Proxy Statement.

    Results of Operations: The combined Partnerships recorded net income of $113,227 in 1995 as compared to a net loss of $1,443,826 in 1994. This increase in income was primarily due to the recognition of $659,326 in gain on sale of property in 1995 coupled with the recognition of $971,936 in impairments in 1994. The combined Partnerships recognized a net loss of $361,516 in the first nine months of 1996 as compared to net income of $195,218 in the first nine months of 1995. The net loss in 1996 was primarily due to the recognition of $2,315,081 in impairments in 1996. Without such impairments the combined Partnerships would have recorded net income of $1,953,565 for the first nine months of 1996.

    Oil and gas sales were $10,117,119 in 1995 as compared to $11,315,601 in 1994. This represents a decrease of $1,198,482 or 11%. Oil sales decreased by $195,808 or 3% from $7,287,329 in 1994 to $7,091,513 in 1995. A 3% decrease in oil production reduced sales by $191,397 while a slight decrease in the average oil sales price reduced sales by an additional $4,411. Gas sales decreased by $1,002,764 or 25% from $4,028,280 in 1994 to $3,025,606 in 1995. A 17% decrease in the average gas sales price reduced sales by $608,634. A 10% decrease in gas production reduced sales by an additional $394,040. The changes in average sales prices correspond with changes in the overall market for the sale of oil and gas. The slight decrease in oil production was primarily the result of natural production declines, partially offset by the purchase of the McBride acquisition, a drilling of a replacement well on the Charlotte acquisition and the successful recompletion of a well on the Speary acquisition. The decrease in gas production was due to natural production decline partially offset by the procurement of an additional interest from a farmout in the Barnes Estate acquisition, which achieved payout, a successful workover on the Lake Decade acquisition and the successful recompletion of a well on the Speary acquisition.

    Oil and gas sales were $8,826,066 in the first nine months of 1996 as compared to $7,838,208 in the first nine months of 1995. This represents an increase of $987,858 or 13%. Oil sales increased by $277,091 or 5% from $5,318,834 in the first nine months of 1995 to $5,595,925 in the first nine months of 1996. A 19% increase in the average oil sales price increased sales by $901,163. This increase was partially offset by a 12% decrease in oil production. Gas sales increased by $710,767 or 5% from $2,519,374 in the first nine months of 1995 to $3,230,141 in the first nine months of 1996. A 13% increase in the average gas sales price increased sales by $647,675. This increase was partially offset by a 7% decrease in gas production. The changes in average sales prices correspond with changes in the overall market for the sale of oil and gas. The decreases in oil and gas production were primarily the result of natural production declines, partially offset by enhanced recovery techniques utilized on the Concord acquisition and the procurement of an additional interest in the Barnes Estate acquisition from a farmout which achieved payout in the first quarter of 1995.

    Lease Operating Expenses: Lease operating expenses decreased from $4,613,177 in 1994 to $4,312,449 in 1995. The decrease of $300,728 or 7% was primarily the result of the lower production noted above.

    Lease operating expenses decreased to $3,097,827 in the first nine months of 1996 as compared to $3,256,878 in the first nine months of 1995. The decrease of $159,051 or 5% was primarily due to the lower production noted above.

    Direct and Administrative Costs: Direct and Administrative Costs decreased to $2,066,379 in 1995 from $2,349,526 in 1994. This represents a decrease of $283,147 or 14%. This decrease was primarily a result of a $264,192 or 13% decrease in allocated expenses. The lower amount allocated by the General
Partner was primarily the result of lower employee compensation and legal expenses incurred by the General Partner.

    Direct and administrative expenses decreased to $1,354,650 in the first nine months of 1996 from $1,420,784 in the first nine months of 1995. The decrease of $66,134 or 5% was primarily a result of overhead cost reductions by the General Partner in 1996.

    Depreciation, Depletion and Amortization: Depreciation, depletion and amortization (DD&A) expense decreased to $3,748,723 in 1995 from $4,955,008 in 1994. This represents a decrease of $1,206,285 or 24%. The changes in production, noted above, reduced DD&A by $294,025. A 20% decrease in the depletion rate reduced DD&A by an additional $912,260. The decrease in the depletion rate was primarily the result of upward revisions of the oil and gas reserves in December 1995, coupled with a lower property basis resulting from the recognition of $971,936 of impairments during December 1994.

    Depreciation, depletion and amortization expense decreased to $2,112,282 in the first nine months of 1996 as compared to $3,040,411 in the first nine months of 1995. This represents a decrease of $928,129 or 31%. A 29% decrease in the depletion rate reduced DD&A by $847,593. The changes in production, noted above, reduced DD&A by an additional $80,537. The decrease in the depletion rate was primarily the result of upward revisions of the oil and gas reserves in December 1995, coupled with a lower property basis resulting from the recognition of an impairment of property totaling $2,315,081 in the first quarter of 1996.

    Impairment of Properties: The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", which requires certain assets to be reviewed for impairment whenever circumstances indicate the carrying amount may not be recoverable. This SFAS 121 was implemented in the first quarter of 1996 resulting in a total non-cash impairment provision of $2,315,081 for certain oil and gas properties due to market indications that the carrying amounts were not fully recoverable.

    In 1994, non-cash write-downs totaling $971,936 were made. The write-downs were computed as the excess of the net capitalized costs over the undiscounted future net revenue from proved oil and gas reserves.

    Gain on Sale of Property: Gain on sale of property increased to $659,326 in 1995 from $6,537 in 1994. This represents an increase of $652,389. The increase was primarily the result of Enex Program I Partners, L.P. and Enex Income and Retirement Fund, Series 1, L.P. selling 85% of future assignments from the HNG Drilling Program to American Exploration Corporation and Louis Dreyfus Natural Gas Corporation for $765,000. A gain of $450,302 was recognized on the sale.

    In the first nine months of 1996, the Partnerships recorded gains on sales of property totaling $141,348. In the first nine months of 1995 gains on sales of properties totalling $485,795 were recorded. The decrease was primarily the result of Enex Program I Partners, L.P. and Enex Income and Retirement Fund, Series 1, L.P. selling 85% of future assignments from the HNG Drilling Program to American Exploration Corporation and Louis Dreyfus Natural Gas Corporation for $765,000.

    Litigation Contingency: Enex Program I Partners, L.P. ("Program I") was named as a party to a suit filed by Texas Crude, Inc. ("Texas Crude"). In August 1993, a judgement was granted in favor of Texas Crude for $414,203 plus interest by the 101st Judicial District Court of Texas. Program I recognized a contingent liability at December 31, 1993 for $504,350. Program I appealed the verdict and filed a counterclaim for funds that were wrongfully withheld by Texas Crude. In December 1994, the Fifth District Court of Appeals reversed the judgement of the trial court and rendered a judgement in favor of Program I, in which Program I will recover $163,019 from Texas Crude plus interest. Accordingly, the contingent liability initially recognized in 1993 was reversed in December 1994 and a receivable for $254,588 was established.

    Both Program I and Texas Crude have filed Motions for Rehearings, which have been pending for more than a year. The accrued receivable balance at December 31, 1995 was $280,050, including $25,462 of additional interest accrued in 1995.

    Interest Income: Interest income decreased from $120,375 in 1994 to $41,795 in 1995. This decrease of $78,580 was primarily due to the recognition of interest in 1994 associated with the Texas Crude litigation discussed above. Interest income decreased to $8,800 in the first nine months of 1996 from $19,589 in the first nine months of 1995. This decrease of $10,789 was primarily due to a distribution of accumulated funds in Program I in January 1996.

    Production Taxes: Production taxes decreased to $569,321 in 1995 from $627,229 in 1994. This represents a decrease of $58,238 or 9% and is consistent with the decrease in oil and gas sales, noted above. Production taxes increased to $455,583 in the first nine months of 1996 from $422,945 in the first nine months of 1995. This represents an increase of $32,638 and is consistent with the increase in oil and gas sales noted above.

    Liquidity and Capital Resources: At September 30, 1996 the Partnerships had all completed their producing property purchasing activities. Thus, the primary activity of the Consolidated Partnership will be to recover the reserves acquired and distribute to the Unitholders the net proceeds realized from the production of oil and gas. While the General Partner has sought and continues to seek to establish distributions at a sustainable level over a period of time, they are subject to change if net revenues are greater or less than expected. As such, anticipated debt repayment requirements can be expected to cause those Partnerships with debt to reduce their current levels of distributions in the absence of a consolidation.

    Net cash provided by operating activities decreased to $2,028,200 in 1995 from $3,832,974 in 1994. The decrease of $1,804,774 was primarily due to the decrease in oil and gas sales, noted above, coupled with the repayment of $1,237,015 of accounts payable owed to the General Partner in 1995 as compared to an additional $156,309 borrowed from the General Partner in 1994. Net cash provided by operating activities increased to $3,342,634 in the first nine months of 1996 as compared to $1,800,699 in 1995. The increase of $1,541,935 was primarily due to the increase in sales noted above.

    Net cash provided by investing activities was $354,834 in 1995 as compared to $1,535,919 used by investing activities in 1994. The decrease was primarily due to $1,011,465 of property sales proceeds in 1995, as discussed above, coupled with the acquisition of properties for Enex Oil and Gas Income Program VI, Series 1, L.P. which became fully funded in 1995 and had its partners contributions invested. Net cash used by investing activities increased to $527,944 in the first nine months of 1996 from $355,671 in the first nine months of 1995. The increase of $172,273 was primarily due to higher property additions, including improvements in the Concord acquisition, and due to proceeds from the sales of property as discussed above.

    Net cash used by financing activities decreased to $2,113,330 in 1995 from $2,270,512 in 1994. The decrease of $157,182 was primarily the result of lower cash distributions in 1995 partially offset by proceeds for partners contributions to Enex Oil and Gas Income Program VI, Series 1, L.P. which become fully funded in 1994. Net cash used by financing activities increased to $1,755,219 in the first nine months of 1996 from $1,068,939 in the first nine months of 1995. The increase was primarily a result of higher cash distributions in 1996 due to higher oil and gas sales, as noted above.

    There appear to be sufficient future revenues to pay all forseeable obligations and expenses. All of the debt of the Partnerships, except for the debt payable as trade accounts payable, is payable to the General Partner. The payable to the General Partner arise from the monthly allocation of general and administrative expenses by the General Partner in accordance with the Partnership Agreements. The payables is are collectible upon demand by the General Partner, however, the payables been classified as current or noncurrent based upon forecasted production and prices. The General Partner does not intend to accelerate the repayment of any debt beyond the cash flow provided by operating activities. The short term liquidity needs of the Consolidated Partnership will be funded by operating activities. The Consolidated Partnership does not intend to purchase additional properties or engage in any significant developmental or exploratory drilling, and as such, has no long-term liquidity needs.

    On a combined basis, the working capital of the Partnerships improved to $557 at September 30, 1996 from deficits of $1,640,778 at December 31, 1995 and $3,209,321 at December 31, 1994. This improvement was primarily the result of the Partnerships paying down debt in 1995 and 1996.

                THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER

    The General Partner is proposing the Consolidation in order to combine the operations of the Partnerships. The General Partner has formed the Consolidated Partnership under the New Jersey Uniform Limited Partnership Law (1976) with itself as the sole general partner. The Consolidated Partnership's business will be to accept the assets and liabilities, except for amounts payable to the General Partner, of the existing Partnerships and to own, operate, exchange, purchase and sell interests in producing oil and gas properties and undeveloped leasehold interests (properties will be considered for purchase only if their acquisition is necessary in order to protect the Consolidated Partnership's interest in properties already owned), and to produce, process, transport and sell oil and gas. The Consolidated Partnership may not engage in exploratory drilling activities but may drill replacement, secondary or tertiary recovery, acceleration or other similar wells and may engage in development drilling projects. Participation in the Consolidation by all of the Partnerships would result in the Consolidated Partnership being formed with assets having an aggregate exchange value of $15,567,279 (see Table B: Consolidation Schedule--Composition of Exchange Values in "--The Consolidation Schedule" below).

Partnerships Subject to Consolidation

    This Prospectus/Proxy Statement is being furnished to the limited partners of each of the Partnerships listed below in connection with the solicitation by the General Partner of proxies for Meetings of limited partners of the Partnerships described in the accompanying Notice of Special Meetings of Limited Partners (the "Notice").

                                     TABLE A
                                THE PARTNERSHIPS

                                                       Number of     Number of Limited
                                                   Limited Partners   Partner Interests*

Enex Program I Partners, L.P......................... 4,734             193,629
Enex Oil & Gas Income Program II-7, L.P..............   443               8,870
Enex Oil & Gas Income Program II-8, L.P.............. 1,299               5,863
Enex Oil & Gas Income Program II-9, L.P.............. 1,236               3,109
Enex Oil & Gas Income Program II-10, L.P............. 1,364               3,916
Enex Oil & Gas Income Program III-Series 1, L.P......   940               2,978
Enex Oil & Gas Income Program III-Series 2, L.P...... 1,195               4,270
Enex Oil & Gas Income Program III-Series 3, L.P...... 1,172               6,410
Enex Oil & Gas Income Program III-Series 4, L.P......   395               5,410
Enex Oil & Gas Income Program III-Series 5, L.P...... 1,768              10,797
Enex Oil & Gas Income Program III-Series 6, L.P...... 1,468               6,340
Enex Oil & Gas Income Program III-Series 7, L.P...... 1,377               4,527
Enex Oil & Gas Income Program III-Series 8, L.P...... 1,549               7,196
Enex Oil & Gas Income Program IV-Series 1, L.P....... 1,363               6,472
Enex Oil & Gas Income Program IV-Series 2, L.P....... 1,400               4,938
Enex Oil & Gas Income Program IV-Series 4, L.P.......   431               2,520
Enex Oil & Gas Income Program IV-Series 5, L.P.......   824               4,561
Enex Oil & Gas Income Program IV-Series 6, L.P.......   723               4,326
Enex Oil & Gas Income Program IV-Series 7, L.P.......   807               5,021
Enex Oil & Gas Income Program V-Series 1, L.P........   448               4,529
Enex Oil & Gas Income Program V-Series 2, L.P........   569               2,972
Enex Oil & Gas Income Program V-Series 3, L.P........   710               2,020
Enex Oil & Gas Income Program V-Series 4, L.P........   364               2,954
Enex Oil & Gas Income Program V-Series 5, L.P........   523               2,463
Enex Oil & Gas Income Program VI-Series 1, L.P.......   427               2,021
Enex Income and Retirement Fund-Series 1, L.P........   189               2,736
Enex Income and Retirement Fund-Series 2, L.P........   152               2,884
Enex Income and Retirement Fund-Series 3, L.P........   143               2,988
Enex 88-89 Income and Retirement Fund-Series 5, L.P..   208               2,300
Enex 88-89 Income and Retirement Fund-Series 6, L.P..   204               2,067
Enex 88-89 Income and Retirement Fund-Series 7, L.P..   250               3,089
Enex 90-91 Income and Retirement Fund-Series 1, L.P..   278               2,975
Enex 90-91 Income and Retirement Fund-Series 2, L.P..   218               2,020
Enex 90-91 Income and Retirement Fund-Series 3, L.P..   228               2,175

---------


    *The aggregate amount of the limited partners' initial subscriptions divided by $500.

    The address of each Partnership is c/o Enex Resources Corporation, Three Kingwood Place, Suite 200, 800 Rockmead, Kingwood, Texas 77339.

    The matters to be considered at each Meeting of limited partners are whether their Partnership should approve and participate in the Consolidation and the approval of the related Partnership Agreement amendments. The Consolidated Partnership will then continue on a combined basis the businesses of all of the Partnerships that take part in the transaction. The limited partners of the participating Partnerships will become Unitholders of the Consolidated Partnership. Because the matter to be considered is the same for each of the Partnerships, the Meetings have been combined and will be held at the same time and place. The Meetings may be adjourned from time to time by the General Partner for any reason.

    All of the Partnerships are New Jersey limited partnerships except for four partnerships, Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9, L.P., and Enex Oil & Gas Income Program II-10, L.P., which are Texas limited partnerships. There are certain differences between limited partner voting rights under Texas law and under New Jersey law. Limited partners in Enex Oil & Gas Income Program II Partnerships should also see "THE CONSOLIDATED PARTNERSHIP--Applicability of the New Jersey Act." All of the Partnerships have completed their purchases of producing properties. Information regarding the Partnerships' producing oil and gas properties is contained in Appendix A to this Prospectus/Proxy Statement in Tables 6 through 11.

The Consolidation Schedule

    Each participating Partnership will receive a number of Units based upon the exchange value of its net assets. The exchange values for the Consolidation were calculated by the General Partner based upon engineering estimates of Partnership reserves prepared by H.J. Gruy and Associates, Inc., an independent petroleum engineering firm ("Gruy"). In determining these estimates, Gruy applied certain assumptions regarding price and cost escalations. Estimates of future net revenues thereby obtained were then discounted for time and risk. Other assets less liabilities were also included as adjusted for estimated operations through September 30, 1996. Table B below shows the exchange value for each Partnership and Table C shows the allocation of exchange values attributable to the Interests of the General Partner and the limited partners. See "--Method of Determining Exchange Values".

    Following its receipt of such Units, each participating Partnership will be dissolved and the limited partners and the General Partner of each participating Partnership will receive, as a liquidating distribution, Units in accordance with the termination and dissolution provisions of its Partnership Agreement, as amended (see Table C and Appendix D). Units received by limited partners of the Partnerships (including the General Partner with respect to Interests which it holds) will represent limited partnership interests of the Consolidated Partnership and the Units, if any, received by the General Partner in its capacity as general partner will represent general partnership interests of the Consolidated Partnership.

    The Proxy and Ballot enclosed with each limited partner's copy of this Prospectus/Proxy Statement shows his percentage interest as a limited partner in each Partnership on the record date for the Consolidation. The exchange value of a limited partner's Interest is the product of his percentage interest and the exchange value attributable to the limited partners of his Partnership as shown on Table B. See "--Method of Determining Exchange Values".

                                     TABLE B


                 CONSOLIDATION SCHEDULE - COMPOSITION OF EXCHANGE VALUES

                Fair Market Value                 Distributions    Changes in                     Exchange    Dissenters'
                of Proved Oil and   Other Assets      since      Payable to GP          Total      Value        Value
 Partnership *  Gas Reserves as of      Less      September 30,      since            Exchange   per $500     per $500
                September 30, 1996  Liabilities       1996      September 30, 1996      Value    Interest      Interest


      100            $3,832,253     $820,194       x,xxx,xxx      x,xxx,xxx        $4,652,447       $18.81    $20.91

      207               754,281       90,272       x,xxx,xxx      x,xxx,xxx           844,553        90.54     99.04
      208               577,413       49,828       x,xxx,xxx      x,xxx,xxx           627,241        92.80    102.65
      209               344,145       30,458       x,xxx,xxx      x,xxx,xxx           374,603        80.60     91.66
      210               433,923       36,518       x,xxx,xxx      x,xxx,xxx           470,441        87.62     98.69

      301               262,041       20,087       x,xxx,xxx      x,xxx,xxx           282,128         7.86     16.66
      302               375,222       31,621       x,xxx,xxx      x,xxx,xxx           406,843        17.48     26.26
      303               569,629       44,436       x,xxx,xxx      x,xxx,xxx           614,065        70.84     79.73
      304               231,217       19,391       x,xxx,xxx      x,xxx,xxx           250,608        13.90     18.17
      305               200,001       13,953       x,xxx,xxx      x,xxx,xxx           213,954         5.88      7.73
      306               231,873        8,598       x,xxx,xxx      x,xxx,xxx           240,471        20.42     24.07
      307               160,888        8,089       x,xxx,xxx      x,xxx,xxx           168,977         8.87     12.42
      308               193,369       17,365       x,xxx,xxx      x,xxx,xxx           210,734        10.42     13.10

      401               123,793       17,400       x,xxx,xxx      x,xxx,xxx           141,193         6.29      8.19
      402                86,915       18,744       x,xxx,xxx      x,xxx,xxx           105,659        10.04     11.79
      404               151,227       24,317       x,xxx,xxx      x,xxx,xxx           175,544        34.75     40.74
      405               195,875       84,892       x,xxx,xxx      x,xxx,xxx           280,767        49.54     53.83
      406               127,714       48,589       x,xxx,xxx      x,xxx,xxx           176,303        30.21     33.16
      407               229,897       21,987       x,xxx,xxx      x,xxx,xxx           251,884        42.82     47.39

      051               229,523       33,535       x,xxx,xxx      x,xxx,xxx           263,058        46.93     52.00
      052               163,992       19,201       x,xxx,xxx      x,xxx,xxx           183,193        25.43     30.94
      053               154,883       18,611       x,xxx,xxx      x,xxx,xxx           173,494        54.52     62.18
      054               783,704      143,371       x,xxx,xxx      x,xxx,xxx           927,075       271.38    297.91
      055               586,585       34,937       x,xxx,xxx      x,xxx,xxx           621,522       217.71    241.52

      601               472,743       16,086       x,xxx,xxx      x,xxx,xxx           488,829       172.80    196.00

      501               219,205       21,917       x,xxx,xxx      x,xxx,xxx           241,122        36.98     45.04
      502               246,956       44,040       x,xxx,xxx      x,xxx,xxx           290,996        94.34    102.90
      503               150,976       32,546       x,xxx,xxx      x,xxx,xxx           183,522        41.60     47.20

      525                72,117       20,431       x,xxx,xxx      x,xxx,xxx            92,548        19.10     22.23
      526               104,531       14,905       x,xxx,xxx      x,xxx,xxx           119,436        20.45     25.50
      527               303,377       33,077       x,xxx,xxx      x,xxx,xxx           336,454       100.87    110.69

      531               369,025       27,788       x,xxx,xxx      x,xxx,xxx           396,813       123.17    135.57
      532               153,973       21,075       x,xxx,xxx      x,xxx,xxx           175,048        57.77     65.39
      533               498,319       87,435       x,xxx,xxx      x,xxx,xxx           585,754       251.36    274.26

              ==================  ===========  ==============  =============  ================
TOTAL               $13,591,585   $1,975,694              $0             $0       $15,567,279
              ==================  ===========  ==============  =============  ================

* See Table A for a list of the full names of the Partnerships.

   (1) Because of depletion (which is usually higher in the early years of production), a portion of every distribution of revenues from properties represents a return of a limited partner's original investment. Until a limited partner receives cash distributions equal to his original investment, 100% of such distributions may be deemed to be a return of capital.

                                     TABLE B


                 CONSOLIDATION SCHEDULE - COMPOSITION OF EXCHANGE VALUES


                    Units per      Distributions (1)
 Partnership *     $500 limited    per $500 limited
                 partner Interest  partner Interest
                -----------------  -----------------

      100              1.89            $257.55

      207              9.05             307.37
      208              9.28             314.39
      209              8.36             313.61
      210              8.76             303.43

      301              0.79             228.27
      302              1.75             221.42
      303              7.08             272.34
      304              1.39             266.65
      305              0.59             281.05
      306              2.04             305.66
      307              0.89             293.95
      308              1.04             256.64

      401              0.63             217.10
      402              1.00             203.79
      404              3.47             157.33
      405              4.95             155.65
      406              3.02             155.07
      407              4.28             188.89

      051              4.69             173.03
      052              2.54             176.80
      053              5.45             155.51
      054             27.14             284.20
      055             25.98             249.88

      601             17.25              41.25

      501              3.70             311.17
      502              8.96             379.34
      503              4.21             390.53

      525              1.91             147.70
      526              2.04             134.90
      527             10.08             183.17

      531             12.32             204.50
      532              5.78             180.94
      533             25.13             266.53


TOTAL


* See Table A for a list of the full names of the Partnerships.

  (1) Because of depletion (which is usually higher in the early years of production), a portion of every distribution of revenues from properties represents a return of a limited partner's original investment. Until a limited partner receives cash distributions equal to his original investment, 100% of such distributions may be deemed to be a return of capital.

                                     TABLE C
      EXCHANGE VALUE ATTRIBUTABLE TO GENERAL AND LIMITED PARTNER INTERESTS

                                 Attributable to                     Attributable to General Partner's
                                                        --------------------------------------------------------------------
                                 Limited Partners (1)            Capital Balance (2)              Revenue Interest (3)
                --------------------------------------  ------------------------------------ ---------------------------- -
                                           % of total                             % of total                     % of
               Exchange         Units        Units       Exchange       Units       Units        Exchange    Consolidated
 Partnership*    Value          Offered      Offered      Value        Offered     Offered         Value       Revenues

      100     $3,667,142       366,714       24.29%      $973,491      97,349        6.45%          -             0.00%

      207        803,040        80,304        5.32%        37,630       3,763        0.25%          -             0.00%
      208        544,096        54,410        3.60%        26,277       2,628        0.17%          -             0.00%
      209        250,493        25,049        1.66%        28,069       2,807        0.19%          -             0.00%
      210        343,114        34,311        2.27%        27,800       2,780        0.18%          -             0.00%

      301         23,409         2,341        0.16%        50,821       5,082        0.34%     $6,254             0.04%
      302         74,636         7,464        0.49%        59,593       5,959        0.39%      9,019             0.06%
      303        454,036        45,404        3.01%        38,470       3,847        0.25%     13,748             0.09%
      304         75,211         7,521        0.50%        14,826       1,483        0.10%      2,070             0.01%
      305         63,479         6,348        0.42%        38,069       3,807        0.25%      7,742             0.05%
      306        129,478        12,948        0.86%        66,580       6,658        0.44%      8,616             0.06%
      307         40,167         4,017        0.27%        38,968       3,897        0.26%      6,081             0.04%
      308         74,969         7,497        0.50%        51,212       5,121        0.34%      7,620             0.05%

      401         40,684         4,068        0.27%        46,103       4,610        0.31%      7,942             0.05%
      402         49,543         4,954        0.33%        37,657       3,766        0.25%      5,911             0.04%
      404         87,565         8,757        0.58%         8,867         887        0.06%      7,883             0.05%
      405        225,899        22,590        1.50%        33,562       3,356        0.22%     16,705             0.11%
      406        130,653        13,065        0.87%        18,276       1,828        0.12%     11,600             0.07%
      407        214,947        21,495        1.42%        24,402       2,440        0.16%     12,535             0.08%

      051        212,562        21,256        1.41%        24,627       2,463        0.16%     25,869             0.17%
      052         75,567         7,557        0.50%         5,908         591        0.04%     18,319             0.12%
      053        110,125        11,013        0.73%         5,943         594        0.04%     17,349             0.11%
      054        801,670        80,167        5.31%        28,602       2,860        0.19%     92,707             0.60%
      055        536,230        53,623        3.55%        25,273       2,527        0.17%     60,019             0.39%

      601        348,661        34,866        2.31%        19,195       1,920        0.13%     48,922             0.31%

      501        101,279        10,128        0.67%        11,704       1,170        0.08%      2,508             0.02%
      502        271,980        27,198        1.80%        12,490       1,249        0.08%      3,040             0.02%
      503        125,891        12,589        0.83%         8,836         884        0.06%      3,195             0.02%

      525         43,919         4,392        0.29%         7,924         792        0.05%      4,701             0.03%
      526         42,246         4,225        0.28%         7,671         767        0.05%      4,480             0.03%
      527        311,482        31,148        2.06%        11,789       1,179        0.08%     10,524             0.07%

      531        366,426        36,643        2.43%        11,524       1,152        0.08%     16,908             0.11%
      532        116,705        11,671        0.77%         4,253         425        0.03%     10,443             0.07%
      533        546,700        54,670        3.62%         9,670         967        0.06%     29,346             0.19%
             --------------------------------------  ------------------------------------- ----------------------------

    Totals   $11,304,004     1,130,400       74.88%    $1,816,082     181,608       12.03%   $472,056             3.03%
             ======================================  ===================================== ============================

* See Table A for a list of the full names of the Partnerships.                .


(1) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.

(2) The General Partner will convert its capital balance in the Partnerships that approve the consolidation in exchange for additional Units. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation".

(3) In accordance with the existing Partnership Agreements, net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain Partnerships have such ch net revenues allocated 100% to the limited partners and certain other Partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentages for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests, it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I. 4.) The General Partner will contribute the amounts owed to it by the Partnerships that approve the Consolidation in exchange for addtional Units. As a result, at its formation the Consolidated Partnership will not owe we the General Partner any amount and will have essentially no debt. See "THE PROPOSED CONSOLIDATION-Terms of the Consolidation".

(4) The General Partner will contribute the amounts owed to it by the Partner-ships that approve the Consolidation in exchange for additional Unites. As a result, at its formation tlhe Consolidated Partnership will not owe the General Partner any amount and iwll have essentially no debt. See "THE PROPOSED CONSOLIDATION- Terms of the Consolidation".

                                     TABLE C
      EXCHANGE VALUE ATTRIBUTABLE TO GENERAL AND LIMITED PARTNER INTERESTS
                                                         Attributable to General Partner's
               ---------------------------------  -------------------------------------------------
               Receivable from Partnerships (4)                 Total                                  Aggregate
              ----------------------------------  ---------------------------------   --------------------------------------
                                   % of total                             % of total                              % of total
               Exchange     Units     Units       Exchange    Units         Units        Exchange         Units     Units
 Partnership*s   Value     Offered    Offered       Value     Offered      Offered       Value          Offered   Offered

      100       $11,814     1,181       0.08%       $985,305    98,531      6.53%     $4,652,447       465,245      30.82%

      207         3,883       388       0.03%         41,513     4,151      0.28%        844,553        84,455       5.60%
      208        56,868     5,687       0.38%         83,145     8,315      0.55%        627,241        62,724       4.16%
      209        96,041     9,604       0.64%        124,110    12,411      0.82%        374,603        37,460       2.48%
      210        99,527     9,953       0.66%        127,327    12,733      0.84%        470,441        47,044       3.12%

      301       201,644    20,164       1.34%        258,719    25,247      1.67%        282,128        27,587       1.83%
      302       263,595    26,360       1.75%        332,207    32,319      2.14%        406,843        39,782       2.64%
      303       107,811    10,781       0.71%        160,029    14,628      0.97%        614,065        60,032       3.98%
      304       158,501    15,850       1.05%        175,397    17,333      1.15%        250,608        24,854       1.65%
      305       104,664    10,466       0.69%        150,475    14,273      0.95%        213,954        20,621       1.37%
      306        35,797     3,580       0.24%        110,993    10,238      0.68%        240,471        23,186       1.54%
      307        83,761     8,376       0.55%        128,810    12,273      0.81%        168,977        16,290       1.08%
      308        76,933     7,693       0.51%        135,765    12,815      0.85%        210,734        20,311       1.35%

      401        46,464     4,646       0.31%        100,509     9,257      0.61%        141,193        13,325       0.88%
      402        12,548     1,255       0.08%         56,116     5,021      0.33%        105,659         9,975       0.66%
      404        71,229     7,123       0.47%         87,979     8,010      0.53%        175,544        16,766       1.11%
      405         4,601       460       0.03%         54,868     3,816      0.25%        280,767        26,406       1.75%
      406        15,774     1,577       0.10%         45,650     3,405      0.23%        176,303        16,470       1.09%
      407             -         -       0.00%         36,937     2,440      0.16%        251,884        23,935       1.59%

      051             -         -       0.00%         50,496     2,463      0.16%        263,058        23,719       1.57%
      052        83,399     8,340       0.55%        107,626     8,931      0.59%        183,193        16,487       1.09%
      053        40,077     4,008       0.27%         63,369     4,602      0.30%        173,494        15,615       1.03%
      054         4,096       410       0.03%        125,405     3,270      0.22%        927,075        83,437       5.53%
      055             -         -       0.00%         85,292     2,527      0.17%        621,522        56,150       3.72%

      601        72,051     7,205       0.48%        140,168     9,125      0.60%        488,829        43,991       2.91%

      501       125,631    12,563       0.83%        139,843    13,734      0.91%        241,122        23,861       1.58%
      502         3,486       349       0.02%         19,016     1,598      0.11%        290,996        28,796       1.91%
      503        45,600     4,560       0.30%         57,631     5,444      0.36%        183,522        18,033       1.19%

      525        36,004     3,600       0.24%         48,629     4,393      0.29%         92,548         8,785       0.58%
      526        65,039     6,504       0.43%         77,190     7,271      0.48%        119,436        11,496       0.76%
      527         2,659       266       0.02%         24,972     1,445      0.10%        336,454        32,593       2.16%

      531         1,955       196       0.01%         30,387     1,348      0.09%        396,813        37,991       2.52%
      532        43,647     4,365       0.29%         58,343     4,790      0.32%        175,048        16,461       1.09%
      533            38         4       0.00%         39,054       971      0.06%        585,754        55,641       3.69%
           ------------------------------------   ----------------------------  ---------------------------------------

    Totals   $1,975,137   197,516      13.08%     $4,263,275   379,122     25.12%    $15,567,279     1,509,522     100.00%
           ====================================   ============================  =======================================

* See Table A for a list of the full names of the Partnerships.                .

(1) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.

(2) The General Partner will convert its capital balance in the Partnerships that approve the consolidation in exchange for additional Units. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation".

(3) In accordance with the existing Partnership Agreements, net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain Partnerships have such ch net revenues allocated 100% to the limited partners and certain other Partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentages for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests, it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I. 4.) The General Partner will contribute the amounts owed to it by the Partnerships that approve the Consolidation in exchange for addtional Units. As a result, at its formation the Consolidated Partnership will not owe we the General Partner any amount and will have essentially no debt. See "THE PROPOSED CONSOLIDATION-Terms of the Consolidation".

(4) The General Partner will contribute the amounts owed to it by the Partner-ships that approve the Consolidation in exchange for additional Unites. As a result, at its formation tlhe Consolidated Partnership will not owe the General Partner any amount and iwll have essentially no debt. See "THE PROPOSED CONSOLIDATION- Terms of the Consolidation".

Method of Determining Exchange Values

    Proved Oil and Gas Reserves: For each Partnership property, Gruy, independent engineering consultants, estimated as of December 31, 1995, the recoverable units of oil and gas and the undiscounted and discounted future net revenues by year commencing January 1, 1996 and continuing through the estimated productive lives of the properties. A summary of these estimates appears in Tables 4 and 5 in Appendix A. A summary of each Partnership's property acquisitions and quantitative information regarding each Partnership's oil and gas reserves is included in "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Description of Properties" and Tables 3, 6 and 7 in Appendix A. Included in this information are the reserve valuations of the properties of each Partnership prepared by Gruy. Gruy has been preparing estimates of each of the Partnerships' oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area. Gruy is an international petroleum consulting firm with offices in Houston and Dallas, Texas. Gruy's staff includes petroleum engineers and geology consultants. Services they provide include reserve estimates, fair value appraisals, geologic studies, expert witness testimony and arbitration. In 1995 and 1994, the Partnerships paid Gruy a total of $40,531 and $39,854, respectively, in fees for annual reserve report valuations. In 1996, the Partnerships paid Gruy a total of $40,703 for the valuations described in this Prospectus/Proxy Statement. In addition, Gruy has received aggregate compensation from the General Partner and other limited partnerships of which Enex is the general partner during the past two years in the amount of $131,692. The limited partners should be aware that the reserves estimated by Gruy include, in certain cases, estimates of proved undeveloped reserves as well as developed reserves, both producing and nonproducing, and, in any event, are estimates only and should not be construed as being exact amounts. See "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risks of Disadvantageous Exchange Values". Exchange values for the Consolidation were calculated by the General Partner utilizing Gruy's fair market valuations of the Partnerships' proved oil and gas reserves.

    According to Gruy, there are basically two approaches to the estimation of the fair market value of oil and gas properties; the income approach and the market data approach. The income approach requires the estimation of reserves, identification of their categories (proved, probable and possible), a detailed cash flow projection and the proper application of risk factors. The market data approach utilizes comparable sales of properties in the area. Fair market values were estimated using the income approach as opposed to the market data approach because it is difficult to identify sales of oil and gas properties that are comparable in net reserves, product prices, location, operating expenses and operator expertise. For the proved producing properties, the estimated discounted future net revenue was reduced to a fair market value by multiplying such revenue by a suitable fraction that accounts for the risk associated with such an investment. For proved developed non-producing and proved undeveloped reserves, a suitable risk factor was applied to the present value of the operating cash income and the present value of the capital investment required to initiate production was subtracted from that value. This approach assumes that the capital is invested with certainty and the resulting cash flow stream is burdened with the uncertainty. The fair market value method is considered to more accurately value all types of properties as compared to the net present value method. The net present value method, where the cash flow stream is discounted at some rate higher than the weighted cost of capital, tends to undervalue long- life properties and overvalue short-life properties.

    Gruy estimated each Partnership's oil and gas reserves and applied certain assumptions described below regarding price and cost escalations. Future cash flow by year was calculated for each property. The future annual cash flows were then discounted at 10% for time using mid-year discounting. The 10% discount factor, as used by Gruy, is considered to be the industry standard for valuing oil and gas properties. Additionally, it is the standard promulgated by the Securities and Exchange Commission for the valuation of oil and gas reserves reported on a balance sheet; however, the discount factor may not necessarily represent fair market value. Following the annual discounting described above, a risk factor was then applied by Gruy to the total discounted cash flow of each property. The risk factor was applied for each reserve type and ownership type. The risk factor is applied by Gruy to the extent it determines appropriate based on its considerations of the particular location, type of interest, category of reserves and operational characteristics of such reserves. See attached Table D for a list of properties, the various risk factors applied to each property, and the Partnerships which own interests in the properties.

    Working Interest and Net Profits Interest Ownership: The risk factors applied to proved producing reserves ranged from a low of 14.1% to a high of 33.3%. For proved nonproducing reserves, the risk factors ranged from a low of 33.0% to a high of 61.2%. For the undeveloped reserves, the risk factors ranged from 43.1% to 43.6%.

    Overriding Royalty Interest Ownership: The risk factors applied to proved producing reserves ranged from 20.2% to 50.9%. For proved nonproducing reserves, the factors ranged from 35.0% to 82.5%.

    No fair market value was assigned to the probable category of reserves. The degree of risk of the reserves being present when combined with the cost to develop such reserves resulted in Gruy's determination that no fair market value could be assigned. The following thirteen partnerships have probable reserves:
Enex Program I Partners, L.P., Enex Oil & Gas Income Program III, Series 6, L.P., Enex Oil & Gas Income Program III, Series 7, L.P., Enex Oil & Gas Income Program III, Series 8, L.P., Enex Oil & Gas Income Program IV, Series 1, L.P., Enex Oil & Gas Income Program IV, Series 2, L.P., Enex Oil & Gas Income Program IV, Series 5, L.P., Enex Oil & Gas Income Program IV, Series 6, L.P., Enex Oil & Gas Income Program V, Series 4, L.P., Enex Income and Retirement Fund, Series 2, L.P., Enex Income and Retirement Fund, Series 3,

L.P., Enex 88-89 Income and Retirement Fund, Series 5, L.P., Enex 88-89 Income and Retirement Fund, Series 6, L.P. However, the probable reserves are not material to any of the Partnerships even before risk factors are applied. None of the Partnerships has possible reserves.

    Gruy allocated the estimates among the Partnerships on a pro rata basis in accordance with their respective ownership interest in each of the properties evaluated. See Table 2 in Appendix A. The amounts so determined were then adjusted by the General Partner to take into account estimated sales of oil and gas produced during the period January 1 through September 30, 1996.

    Future net revenues were estimated by Gruy using an oil price of $18.00 per barrel and gas prices ranging from $.70 to $3.05 per mcf as supplied by the General Partner, such gas prices representing average prices received over the previous 12 months in each field or property. Future operating costs and capital expenditures were estimated by the General Partner and utilized by Gruy in the future cash flow estimates. Prices and costs were escalated as follows: Oil prices were escalated 5.2% in 1997, 5.0% in 1998, 4.3% in 1999 and 3.2% in 2000
and 3.03% each year thereafter to a maximum of $30.69 per barrel. Natural gas prices were escalated 7.2% in 1997, 7.3% in 1998, 4.2% in 1999, and 3.0% each year thereafter to a maximum of $3.80 per thousand cubic feet. Operating expenses and future capital investments were escalated at the rate of 3.0% per year until the year in which the primary product reached its maximum price. The estimates of future oil and gas prices, operating expenses and capital investments set forth in the immediately preceding paragraph constitute forward-looking statements that involve known and unknown risks and uncertainties which may cause the actual prices and costs in future periods to differ materially from such forecasts. These risks include risks generally associated with the oil and gas production and marketing, and are described in detail in "RISK FACTORS - The Consolidated Partnership."

    The present worth of the total future revenues attributable to plant products resulting from the processing of natural gas in gas processing plants in which certain Partnerships hold interests is included in proved oil and gas reserves. Natural gas liquids prices were escalated in the same manner as oil prices.

    There can be no assurance that actual prices to be received in the future will be consistent with the assumptions described above, including the maximum oil and gas prices. It should be noted that at January 1, 1996 the estimated average prices of oil and gas sold by the Partnerships were approximately $19.00 per barrel and $2.05 per thousand cubic feet (mcf), respectively and at September 30, 1996 the estimated average prices were $24.00 per barrel and $1.75 per mcf. At November 1, 1996 the estimated average prices of oil and gas sold by the Partnerships were approximately $23.00 per barrel and $2.61 per mcf, respectively.

    Upon written request by a limited partner or his representative who has been so designated in writing, a copy of Gruy's report will be sent, without charge, by the General Partner. Requests should be addressed to Robert E. Densford, Vice President- Finance, Secretary & Treasurer, Enex Resources Corporation, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.

    No Other Property Values: The General Partner has not assigned exchange values to additional oil and gas that may be recoverable from such sources as undrilled well locations where geological and engineering data indicate (but are not considered to prove) the existence of formations that, if and when drilled, may be productive.

    Other Assets Less Liabilities: The General Partner's calculation of the exchange values shown for the remaining Partnership assets (called "other assets less liabilities") is derived from the Partnerships' balance sheets as of September 30, 1996 and includes, among other things, cash and short-term investments, oil and gas sales receivables, prepaids and other assets, less liabilities (including liabilities owed to the General Partner), as adjusted for distributions after September 30, 1996.

    The General Partner's equity was created by all cash transactions (i.e., cash revenues received less cash expenses paid). Therefore, the General Partner's capital balance represents undistributed cash earnings and is valued as such. Other assets are comprised primarily of oil and gas and trade receivables collectible within one to three months. Other liabilities consist primarily of trade payables due within one month. As a result of the short duration of time to convert the assets and liabilities into cash, they were valued at their book value. The amount owed to the General Partner is payable upon demand; therefore, the book value of the liability was used as its fair market value.

    Indebtedness to the General Partner: All but two of the Partnerships have notes and/or accounts payable to the General Partner, typically for unreimbursed expenses paid by the General Partner on such Partnership's behalf. The total amount of the indebtedness is $1.98 million. In order to eliminate this indebtedness and to permit the Consolidated Partnership to operate on an essentially debt-free basis following the Consolidation, the General Partner is contributing its accounts and notes receivable from the participating Partnerships to the Consolidated Partnership in exchange for Units. In calculating exchange values, the amount of indebtedness owed by each Partnership to the General Partner was deducted from the exchange value of its assets and allocated to the account of the General Partner. See Table C above and Table 12 in Appendix A. Thus the Units to be received by the General Partner upon consummation of the Consolidation will include a number of Units attributable to the canceled indebtedness owed to the General Partner by each participating Partnership. These Units will be distributed to the General Partner at the same time that the Units received in exchange for Interests are distributed to limited partners (including the General Partner with respect to the Interests it owns).

    The General Partner will reduce the number of Units it receives for the canceled indebtedness if average oil and gas prices at the completion of the Consolidation are greater than those used by Gruy in the December 31, 1995 fair market valuations.
 The General Partner will revalue the Partnerships oil and gas reserves using the increased prices and will use the new fair market valuations to determine new exchange values for the participating Partnerships. The new Partnership exchange values will be used to determine the reduced number of Units the General Partner will receive as follows. The reduced number of Units will equal the product of the number of Units the General Partner would have received without this adjustment multiplied by a fraction of which the numerator is the aggregate of the September 30, 1996 exchange values for the Partnerships that participate in the Consolidation and the denominator is the aggregate of the new Partnership exchange values. For example, if Partnerships with a September 30, 1996 aggregate exchange value of $10 million participate in the Consolidation, and due to increased oil and gas prices these Partnerships' exchange values increased by 10% to $11 million, the General Partner would receive 179,560 Units for its cancellation of the $1.98 million of Partnership indebtedness calculated as follows:

  197,516 Units before            ($10 million)
                                   -----------
                              X                     =     179,560 Units
          Adjustment              ($11 million)

    In the absence of this exchange of indebtedness for Units, the Consolidated Partnership would have to assume, if all Partnerships participate in the Consolidation, $1.98 million of indebtedness to the General Partner. Moreover, the General Partner will actually be exchanging its superior interest as a creditor of the participating Partnerships for an interest (i.e., Units) that is pari passu with the interests of the Unitholders of the Consolidated Partnership.

                                     Table D

            RISK FACTORS APPLIED TO DISCOUNTED FUTURE NET CASH FLOWS

                                        Type
Property                Reserve          of             Risk
Name                   Category (1)    Interest (2)   Factor (3)     Partnerships (4)
----                  ------------    ------------   ----------     ----------------
                                                             %
Dent                       PDP             WI             33.3           100
                           PDNP            WI             50.0           100
                           PDP             RI             26.4           100
Chote                      PDP             WI             33.0           100
Grass Island               PDP             WI             32.6           100
                           PDNP            WI             49.6
Blackhawk                  PDP             WI             28.5           100
Shell                      PDP             WI             21.3           100
Arnold & Woolf             PDP             WI             24.6           100
Second Bayou               PDP             ORRI           20.2           100
                           PDNP            ORRI           82.5
Schlensker                 PDP             WI             27.3           100
Esperance Point            PDP             ORRI           50.9           100
Lake Cocodrie              PDP             WI             33.3           100
E. Seven Sisters           PDP             ORRI           30.0           100
                           PDNP            ORRI           35.0
HNG                        PDP             ORRI           25.3           100
Comite                     PDP             ORRI           33.1           100
Concord                    PDP             WI             30.2           207,208,209,210,301
                           PDP             ORRI           30.0           302,303,404,405,601
                           PDNP            WI             33.0
Larto Lake                 PDP             WI             28.0           303,501
Shana                      PDP             WI             19.5           304,501,502
                           PDNP            WI             44.1
Pecan Island               PDP             ORRI           29.6           304,501,502,503
                           PDNP            ORRI           50.0
Corkscrew                  PDP             WI             33.3           304,305,306,307,308
Michigan                   PDP             WI             25.9           305,306,307,308,401
Enexco                     PDP             WI             32.5           305,306,307,308
RIC                        PDP             WI             28.3           305,306,307,308
Barnes Estate              PDP             WI             33.0           306,307,308,401,402
                           PDNP            WI             61.2           502,503
Bagley                     PDP             WI             33.3           402,503
Brighton                   PDP             WI             32.2           401,402
Elmac                      PDP             WI             33.3           404,405,406,407,525
Speary                     PDP             WI             27.3           405,406,525,526
Binger                     PDP             WI             33.0           407,051
FEC                        PDP             WI             14.1           407,051,052,053,531,532
                           PDNP            WI             59.3
South Midway               PDP             WI             33.3           054
Charlotte                  PDP             WI             33.3           054,533
Muldoon                    PDP             WI             29.5           055
                           PUD             WI             43.1
McBride                    PDP             WI             32.6           601
                           PUD             WI             43.6
Deal                       PDP             ORRI           33.8           501
Corinne                    PDP             ORRI           25.0           501,502,503
East Cameron               PDP             ORRI           28.6           502,503
Rigney                     PDP             ORRI           24.5           503
Baywood II                 PDP             ORRI           32.7           525,526,527
Wardner Ranch              PDP             ORRI           33.5           525,526,527,531

(1)      PDP  =   Proved   developed   producing,   PDNP  =   proved   developed
         non-producing, PUD = proved undeveloped.

(2) WI = Working interest, RI = royalty interest, ORRI = overriding royalty interest.

(3) Represents one minus the risk factor Gruy applied to the discounted future net cash flows for each property. See "Method of Determining Exchange Values".


(4)      See Table A for a list of the full names of the Partnerships.

Background of the Consolidation and The Exchange Offer

         The amount of capital raised from the limited partners of each Partnership is set forth on Table 1 in Appendix A. All net proceeds from the original offering of Interests by each Partnership have been invested as planned.

         The primary objectives of the Enex Income and Retirement Fund Partnerships were to acquire non-operating interests in oil and gas properties that (i) did not subject those Partnerships to the risks or obligations inherent in the ownership of working interests, (ii) entitled those Partnerships to revenues from sales of oil and gas, net of certain costs and expenses, resulting in regular cash distributions to limited partners and (iii) represented proven oil and gas reserves which afford protection against future inflationary increases in oil and gas prices. The General Partner believes these objectives were met for all of the Enex Income and Retirement Fund Partnerships.

         The  primary   objectives  of  the  Enex  Oil  &  Gas  Income   Program
Partnerships were to purchase interests in producing properties that (i) entitled those Partnerships to net revenues from sales of oil and gas, resulting in regular cash distributions to limited partners and (ii) represented, in general, proven oil and gas reserves and related properties which afford protection against future inflationary increases in oil and gas prices. The General Partner believes these objectives were met for all of the Enex Oil & Gas Income Program Partnerships.

         Neither the General Partner nor any Partnership has experienced since the commencement of the most recently completed fiscal year, or, in the General Partner's opinion, is likely to experience, any material adverse financial development.

         In  the  fall  of  1995,  the  General  Partner  began  evaluating  the
Partnerships to determine how they could be operated more efficiently and economically for the benefit of all of their partners. In December of 1985, the General Partner had consolidated the twelve separate oil and gas limited partnerships formed in the Enex Oil and Gas Income Program I into the single
Partnership, Enex Program I Partners, L.P. During 1984 and 1985, general and administrative expenses for the twelve separate partnerships totaled $2,263,380 and $1,425,630, respectively while during 1986 and 1987, general and administrative expenses totaled $797,556 and $617,413, respectively. Following the 1985 consolidation, these expenses declined significantly ($628,074 or 44% from 1985 to 1986 and $184,413 or 23% from 1986 to 1987) due to efficiencies gained from consolidating the twelve partnerships into one. The General Partner estimates that this 1985 consolidation has saved the limited partners of the Program I partnerships an aggregate amount in excess of $5 million in reduced administrative costs over the ensuing ten years. See Table E below for the General Partner's estimate of the annual savings each Partnership's partners may be expected to see from the Consolidation.

         In light of the savings achieved by the earlier consolidation, the Board of Directors of the General Partner (the "Board"), at a meeting held in December of 1995, discussed a possible consolidation of the Partnerships, and authorized and directed the management of the General Partner to investigate the costs and benefits of a potential consolidation and the alternatives of continuing or liquidating the Partnerships, and to report their findings to the Board.

         Pursuant to the Board's request, the management of the General Partner compared the net present value of the estimated future cash flows to the limited partners under the different scenarios of liquidation, continuation and consolidation of the Partnerships. In addition, the General Partner also considered additional costs and benefits related to the alternatives of liquidation, continuation and consolidation, including, timing of payout, risks and uncertainties of continued operation of the Partnerships' properties, diversification of interests, expanded reserve base, reduction in working capital and debt, elimination of certain conflicts of interest and reduction in the General Partner's interest at payout. A detailed discussion of the General Partner's analysis of the above described factors is set forth below under the caption "--Fairness of the Transaction."

         In the course of its analysis, the General Partner also considered consolidating some but not all of the Partnerships and the continuation of the others. Although several limited partnerships managed by the General Partner were, in fact, determined not to be suitable for participation in the Consolidation, the General Partner determined that the benefits of the proposed Consolidation with respect to a decrease in overhead, diversification of interests and expanded reserve base would, in each case, be greater with full participation than with only partial participation, albeit to differing degrees.

         As a result of the above-described considerations, at a meeting of the Board on May 24, 1996, the Board approved the proposed Consolidation, subject to the approval of the limited partners.

Alternatives to the Consolidation and the Exchange Offer

         As discussed in "--Background of the Consolidation and the Exchange Offer," the General Partner considered the alternative possibilities of dissolving and liquidating some or all of the Partnerships and continuing some or all of the Partnerships. For the following reasons, the General Partner determined that the proposed Consolidation would provide the limited partners with greater overall benefits than any of these alternatives.

         The General Partner believes that the material risks relating to a liquidation of any one or more of the Partnerships outweigh the potential benefits thereof. The principal benefits to the limited partners of any Partnership of liquidation as opposed to continuation or consolidation would be the immediate realization of the cash proceeds of the sale of such Partnership's properties, and the avoidance of the risks and uncertainties associated with realizing the value of such properties over time. The material risk of such a liquidation would be that the prices the Partnership would receive for its properties upon liquidation from third party purchasers would be materially less than the value of the future cash flows from such properties discounted solely for the time value of money.

         The exchange values assigned to each Partnership are based primarily upon Gruy's independent estimations of the fair market value of each Partnership's properties as adjusted by the General Partner for estimated sales of oil and gas produced during the period of January 1 through September 30, 1996, and for cash on hand, short-term investments, receivables, prepaids and liabilities of each Partnership as shown on its September 30, 1996 balance sheet. A detailed description of the method used by Gruy to estimate the exchange values of each Partnership's properties is set forth under the caption "--Method of Determining Exchange Values" above.

         The prices paid by purchasers of Partnership properties in liquidation would likely include a substantial discount for the risks and uncertainties of future cash flows, as do the Gruy valuations. Such purchasers, however, would add further material discounts due to other factors not considered by Gruy. These other factors include the purchaser's anticipated profit on the purchase, the large number of properties involved (over 12,000 in 13 states), the very small working and revenue interests owned by the Partnerships in the properties, the fact that all but very few of the properties are nonoperated and many third party purchasers prefer to operate the properties, the additional costs incurred during the extended amount of time it would take to orderly dispose of such a large number of properties, the costs of brokers, auction houses, and agents employed to facilitate the sales of certain properties, and the complexity involved administratively to transfer large numbers of properties from several entities to a third party purchaser. Due to the likely magnitude of such discounts, the General Partner believes that the value of the likely cash flows from the Partnerships' properties discounted at 10% would materially exceed the liquidation proceeds of the Partnerships, and thus, that the risks of a liquidation of any one or more of the Partnerships, i.e., materially reduced proceeds, outweigh the benefits, i.e., immediate realization of cash proceeds. The General Partner has recently liquidated three properties for two partnerships. These properties were sold to unaffiliated third parties for prices which ranged from 22.1% to 29.6% below Gruy's exchange values. Accordingly, the consideration to be received by the limited partners in the Consolidation would likely be greater than the proceeds received if the Partnerships were dissolved and liquidated.

         In addition, the General Partner is owed an aggregate of $1.98 million by the Partnerships. Pursuant to a liquidation of the Partnerships, the General Partner would be paid this amount out of the liquidation proceeds before any proceeds would be available for distribution to the limited partners. Pursuant to the Consolidation, however, the General Partner will be exchanging its rights as a creditor of the Partnerships for Units of the Consolidated Partnership, which will place the General Partner in a pari passu position vis-a-vis the limited partners with respect to this indebtedness.

         The General Partner further believes that the benefits of the Consolidation outweigh its risks and costs, and that participation in the Consolidation will be more beneficial to the limited partners of any one or more of the Partnerships, regardless of which Partnerships participate in the
Consolidation or the manner in which the limited partners participate in the Consolidation, i.e through the participation of their Partnership(s) or participation in the Exchange Offer, than the continuation of the Partnerships. The material benefits of the Consolidation are set forth below.

         o Overhead and Operating Costs: The General Partner believes that the Consolidation will result in substantial economies of operation and savings in direct, administrative, and operating costs, particularly in the areas of audit and accounting services, bookkeeping and data processing, and property record maintenance. Management of the General Partner estimates that in the absence of the proposed Consolidation, the separate Partnerships would incur a combined total of approximately $1,924,000 of administrative costs each year, but that if only the minimum number of Partnerships participate in the Consolidation, the administrative costs of the Consolidated Partnership would be $775,000 per year (with the administrative costs of the remaining Partnerships being $704,000 per year, for an aggregate total of approximately $1,479,000), and if all Partnerships were to participate in the proposed Consolidation, the administrative costs of the Consolidated Partnership would be further reduced to $1,100,000 per year as a result of simplified managerial and administrative requirements. (See Table J in "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues" below for a breakdown of the estimated administrative costs of the Consolidated Partnership for its first twelve months of operation.) Thus, the General Partner estimates that if all the Partnerships participate in the Consolidation, aggregate savings in reduced general and administrative costs will exceed $824,000 per year, and if the minimum number of Partnerships participate, the aggregate savings will exceed $445,000 per year. Table E below sets forth the estimated annual general and administrative cost savings to be yielded by the Consolidation for each Partnership on both a minimum and maximum participation monetary basis. The annual cost savings (less the costs of the Consolidation) represents the General Partner's estimate of the additional value to be received each year by each such Partnership in the Consolidation as compared to the alternative of continuation. Table E-1 below sets forth a comparison of the exchange value used in the Consolidation with the value of each Partnership if it continues to operate as a separate entity ("going concern value"). The going concern value was calculated for each Partnership by subtracting the incremental general and administrative costs which would be incurred each year if the Partnerships continue to operate separately, from the Partnership's exchange value. These incremental costs were discounted to present value using a 10% discount rate which is the same rate used by Gruy to discount the Partnerships' oil and gas reserves. As shown in Table E-1, the consideration received by the limited partners of each Partnership that participates in the Consolidation is greater than the value of the Partnership on a going concern basis.

                                     TABLE E
                    Estimated Annual Savings in G&A Expenses
                                                          Assumed              Assumed
                                                          Maximum              Minimum
                       Partnership                     Participation        Participation
                                                      ----------------     ----------------

Enex Oil & Gas Income Program I, L.P.                    $253,985             $200,910

Enex Oil & Gas Income Program II, Series 7, L.P.           46,106               36,471
Enex Oil & Gas Income Program II, Series 8, L.P.           34,242               27,087
Enex Oil & Gas Income Program II, Series 9, L.P.           20,450               16,177
Enex Oil & Gas Income Program II, Series 10, L.P.          25,682               20,315

Enex Oil & Gas Income Program III, Series 1, L.P.          15,060               11,913
Enex Oil & Gas Income Program III, Series 2, L.P.          21,718               17,180
Enex Oil & Gas Income Program III, Series 3, L.P.          32,772                   (1)
Enex Oil & Gas Income Program III, Series 4, L.P.          13,568               10,733
Enex Oil & Gas Income Program III, Series 5, L.P.          11,257                8,905
Enex Oil & Gas Income Program III, Series 6, L.P.          12,657               10,012
Enex Oil & Gas Income Program III, Series 7, L.P.           8,893                7,034
Enex Oil & Gas Income Program III, Series 8, L.P.          11,088                8,771

Enex Oil & Gas Income Program IV, Series 1, L.P.            7,274                5,754
Enex Oil & Gas Income Program IV, Series 2, L.P.            5,445                4,308
Enex Oil & Gas Income Program IV, Series 4, L.P.            9,153                   (1)
Enex Oil & Gas Income Program IV, Series 5, L.P.           14,416                   (1)
Enex Oil & Gas Income Program IV, Series 6, L.P.            8,991                   (1)
Enex Oil & Gas Income Program IV, Series 7, L.P.           13,066                   (1)

Enex Oil & Gas Income Program V, Series 1, L.P.            12,949                   (1)
Enex Oil & Gas Income Program V, Series 2, L.P.             9,001                7,120
Enex Oil & Gas Income Program V, Series 3, L.P.             8,524                6,743
Enex Oil & Gas Income Program V, Series 4, L.P.            45,550                   (1)
Enex Oil & Gas Income Program V, Series 5, L.P.            30,653                   (1)

Enex Oil & Gas Income Program VI, Series 1, L.P.           24,037                   (1)

Enex Oil & Gas Income Retirement Fund, Series 1, L.P.      13,019               10,298
Enex Oil & Gas Income Retirement Fund, Series 2, L.P.      15,720               12,435
Enex Oil & Gas Income Retirement Fund, Series 3, L.P.       9,755                   (1)

Enex 88-89 Income & Retirement Fund, Series 5, L.P.         4,796                3,794
Enex 88-89 Income & Retirement Fund, Series 6, L.P.         6,276                4,964
Enex 88-89 Income & Retirement Fund, Series 7, L.P.        17,793               14,075

Enex 90-91 Income & Retirement Fund, Series 1, L.P.        20,740                   (1)
Enex 90-91 Income & Retirement Fund, Series 2, L.P.         8,986                   (1)
Enex 90-91 Income & Retirement Fund, Series 3, L.P.        30,375                   (1)
                                                      ------------     ----------------

                          Totals                         $824,000             $445,000
                                                      ============     ================


(1)  This Partnership is not included in the minimum participation case.

                                    Table E-1
                          COMPARISON OF EXCHANGE VALUE
                            WITH GOING CONCERN VALUE

                            Partnership                      Exchange Value (1)        Going Concern Value(2)
                                                         ---------------------------  -------------------------
                                                                          Per $500               Per $500
                                                           Total          Interest    Total      Interest

Enex Program I Partners, L.P.                              $3,643,091     $18.81   $3,036,498       $15.68

Enex Oil & Gas Income Program II-7, L.P.                      803,040      90.54      636,195        71.73
Enex Oil & Gas Income Program II-8, L.P.                      544,096      92.80      430,352        73.40
Enex Oil & Gas Income Program II-9, L.P.                      250,493      80.60      198,447        63.85
Enex Oil & Gas Income Program II-10, L.P.                     343,114      87.62      271,824        69.41

Enex Oil & Gas Income Program III- Series 1, L.P.              23,409       7.86       19,129         6.43
Enex Oil & Gas Income Program III- Series 2, L.P.              74,636      17.48       60,989        14.28
Enex Oil & Gas Income Program III- Series 3, L.P.             454,036      70.84      372,835        58.17
Enex Oil & Gas Income Program III- Series 4, L.P.              75,211      13.90       58,313        10.78
Enex Oil & Gas Income Program III- Series 5, L.P.              63,479       5.88       54,999         5.09
Enex Oil & Gas Income Program III- Series 6, L.P.             129,478      20.42      111,873        17.65
Enex Oil & Gas Income Program III- Series 7, L.P.              40,167       8.87       34,744         7.68
Enex Oil & Gas Income Program III- Series 8, L.P.              74,969      10.42       63,886         8.88

Enex Oil & Gas Income Program IV- Series 1, L.P.               40,684       6.29       35,553         5.49
Enex Oil & Gas Income Program IV- Series 2, L.P.               49,543      10.04       43,955         8.90
Enex Oil & Gas Income Program IV- Series 4, L.P.               87,565      34.75       69,096        27.42
Enex Oil & Gas Income Program IV- Series 5, L.P.              225,899      49.54      201,480        44.18
Enex Oil & Gas Income Program IV- Series 6, L.P.              130,653      30.21      117,042        27.06
Enex Oil & Gas Income Program IV- Series 7, L.P.              214,947      42.82      184,443        36.74

Enex Oil & Gas Income Program V- Series 1, L.P.               212,562      46.93      184,141        40.66
Enex Oil & Gas Income Program V- Series 2, L.P.                75,567      25.43       65,254        21.96
Enex Oil & Gas Income Program V- Series 3, L.P.               110,125      54.52       93,515        46.29
Enex Oil & Gas Income Program V- Series 4, L.P.               801,670     271.38      646,235       218.77
Enex Oil & Gas Income Program V- Series 5, L.P.               536,230     217.71      461,826       187.51

Enex Oil & Gas Income Program VI- Series 1, L.P.              349,059     172.80      294,889       145.98

Enex Income and Retirement Fund -  Series 1, L.P.             101,143      36.98       81,176        29.68
Enex Income and Retirement Fund -  Series 2, L.P.             271,980      94.34      213,762        74.15
Enex Income and Retirement Fund -  Series 3, L.P.             124,251      41.60      105,281        35.25

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.        43,919      19.10       38,924        16.92
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.        42,246      20.45       36,979        17.90
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.       311,482     100.87      264,539        85.67

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.       366,426     123.17      311,009       104.54
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.       116,705      57.77       97,623        48.33
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.       546,700     251.36      433,582       199.35

(1.) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.

(2) Represents the estimated value at September 30, 1996 of each partnership if it continues to operate its business as a separate business.

         o Diversification of Interests: Limited partners who take part in the Consolidation will exchange their indirect interests in the business and properties of their separate Partnerships for indirect interests in the business and properties of the Consolidated Partnership. The Partnerships now hold interests in from 1 to 13 acquisitions and in a number of wells ranging from 8 to 10,946 gross wells per Partnership. After the Consolidation, if all Partnerships participate, a limited partner will hold an interest, proportionately reduced on the basis of relative exchange values, in 48 acquisitions containing approximately 12,320 gross wells. In addition, certain Partnerships own interests in other assets, such as gas processing plants, which other Partnerships do not.

         The General Partner believes that greater diversity in property holdings will lessen dependence upon any single property or type of property. It will reduce the risk that failure of any one property to perform as expected, or adverse price changes or other matters affecting one type of property, will materially reduce the value of a limited partner's interest. The greater the number of properties in which interests are held, the lower the risks of holding the investment. Certainty and predictability of operations, and consequently of distributions to the Partners, may be similarly enhanced. See, however, "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risk of Dilution of Voting Interest."

         o Expanded Reserve Base: Currently, the individual Partnerships' oil, condensate and natural gas liquids reserve base ranges from 3.7 thousand barrels to 513.5 thousand barrels. The range for natural gas reserves is zero in some Partnerships to 4.8 billion cubic feet in one Partnership. At January 1, 1996, the discounted value of these reserves ranged from a low of $137,000 to a high of $5.9 million.

         The reserve base for the Consolidated Partnership, assuming all Partnerships participate, will be expanded to 2.2 million barrels of oil, condensate and natural gas liquids and 12.2 billion cubic feet of gas. This represents 4.13 million equivalent barrels of oil using a conversion ratio of 6 mcf of gas to 1 barrel of oil. See Tables 6 and 7 in Appendix A. The combined value of these reserves at January 1, 1996, was estimated to be $23.7 million.

         The expanded size, both in oil and gas reserves and in the future value of these reserves, will strengthen the ownership position of the limited partners, particularly since many Partnerships own small interests in the same properties. The combined ownership position will provide both increased strength and flexibility in future negotiations with oil and gas purchasers and in the participation in reserve enhancement projects in which, in some cases, the individual Partnerships would not otherwise be able to participate. Negotiations on the future sale of properties will also be strengthened. Marginal properties can be sold without a material effect on cash flow. Overall, the Consolidated Partnership will be able to compete in larger markets with the stronger, combined asset base.

         o Working Capital and Debt: The General Partner is contributing its accounts and notes receivable from the Partnerships for Units in the Consolidated Partnership. As a result, the Consolidated Partnership will have essentially no debt and substantially greater working capital than the Partnerships would have on a combined basis or on an individual basis. See "--Method of Determining Exchange Values--Indebtedness to the General Partner".

         o General Partner's Interest at Payout: All but one of the Partnership Agreements provide that the General Partner's interest will increase to 15% upon payout to the limited partners. However, only two of the Partnerships are expected to reach payout within the next 5 years, unless oil and gas prices were to rise substantially. Nevertheless, the General Partner has decided to relinquish its right to receive this increase in its share of participating Partnerships' revenues after payout. Accordingly, the General Partner's share of Consolidated Partnership revenues and costs will not increase as it should upon payout on an individual Partnership basis. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues".

         o Elimination of Certain Conflicts: By its nature, the formation of an oil and gas partnership by a company engaged in the oil and gas business involves conflicts of interest which cannot be totally eliminated. However, the General Partner believes that many conflicts of interest that arise from Partnership operations should be eliminated by the Consolidation. For example, the Consolidation will eliminate conflicts among the participating Partnerships, although it will not affect potential conflicts between the Consolidated Partnership and non-participating Partnerships.

         Against these benefits, the General Partner considered the risks and costs of the Consolidation. For a detailed discussion of the risks of the Consolidation, see "RISK FACTORS--The Proposed Consolidation and the Exchange
Offer" above. The costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships will be borne by the Consolidated Partnership if the Consolidation is effectuated, otherwise by the General Partner. The estimated amount of these costs is approximately $400,000 or approximately 2.5% of the aggregate exchange value in the Consolidated Partnership if all the Partnerships participate. If a Partnership does not participate in the Consolidation it will not bear any of such costs. Included are legal, accounting and engineering fees, printing and postage expenses, filing fees, a share of the administrative costs of the General Partner and its affiliates, and other costs. The General Partner also considered consolidating some, but not all, of the Partnerships and continuing the others on a separate or similarly partially consolidated basis. The General Partner determined that, assuming that the minimum participation threshold of the Consolidation were met, no Partnership would benefit more from either continuing as a separate entity or in a consolidation with any one or more, but less than all of the Partnerships, than it would from participating in the proposed Consolidation. The General Partner determined that
(I) participation in the Consolidated Partnership, whether by the participation of a Partnership in the Consolidation or by the participation of a limited partner through the Exchange Offer, and without regard to the identity of the other participating Partnerships and limited partners, would be more beneficial to the limited partners than continuing in their Partnerships, and (ii) maximum participation in the Consolidation would provide a greater benefit to limited partners than any smaller partial consolidation, regardless of the particular combination of Partnerships, in each case because the benefits of overhead reduction, diversification of interests and expanded reserve base all increase in proportion to the number of Partnerships participating in the Consolidation.

         In considering the risks and costs of the Consolidation in comparison to its anticipated benefits, the General Partner did not compare or consider individual risks or costs against individual benefits. Rather, the General Partner considered the totality of the risks and costs of the proposed Consolidation in light of the totality of its anticipated benefits to the limited partners. In the judgment of the General Partner, because the savings likely to be generated by the Consolidation would substantially exceed its costs and in light of the other benefits of the Consolidation set forth above, a consolidation of the Partnerships, regardless of which Partnerships participate in the Consolidation or the manner in which the limited partners participate in the Consolidation, i.e through the participation of their Partnership(s) or participation in the Exchange Offer, would be more beneficial to the Partnerships and the limited partners than the continuation of such Partnerships as individual entities.

Fairness of the Transaction

         The General Partner believes that the proposed Consolidation is fair to and in the best interests of the limited partners of each and all of the Partnerships, regardless of which Partnerships participate in the Consolidation or the manner in which the limited partners participate in the Consolidation, i.e. through the participation of their Partnership(s) or participation in the Exchange Offer, and recommends approval of the Consolidation by each Partnership.

         As described above under the caption "Background of the Consolidation and the Exchange Offer," the General Partner initiated the Consolidation and determined its structure. The principal structural elements affecting the limited partners are the determination of the exchange values to be used in the Consolidation and the provisions of the Consolidated Partnership's Articles. The exchange values to be used in connection with Consolidation were based primarily on Gruy's independent valuations, as adjusted by the General Partner. See "--Method of Determining Exchange Values." The General Partner does not believe that alternative methods of valuing the Partnership properties, such as using current or historical market prices, prices recently paid by the General Partner for Interests in the Partnerships (see Table 14 in Appendix A), net book value, going concern value or liquidation value, would result in materially different valuations of Partnership properties than those yielded by Gruy's valuations. Even were such to be the case, the General Partner would not consider it as significant to the determination of the fairness of the transaction to the limited partners because in the General Partners' experience, oil and gas properties are generally purchased and sold at prices based on the purchasers' and sellers' estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to the other above-referenced valuation methods, represent the best methodology for estimating the realizable value of the Partnership properties and the fairest basis for determining the Units to be distributed to the Partnerships (and ultimately the holders of Interests) in consideration for the Partnerships' assets. No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership, or securities of any Partnership which would enable the holder thereof to exercise control of such Partnership. A limited partner of a participating Partnership who votes against approval of the
Consolidation may demand cash in lieu of Units in an amount equal to the exchange value of such limited partner's Interest upon meeting certain conditions. See "--Dissenters' Rights" below. These dissenters' rights are not required under any applicable federal or state law or under any Partnership Agreement (other than that of Enex Oil & Gas Income Program VI - Series 1, L.P.). Since, as described above, the exchange values to be used in connection with such dissenters' rights are based primarily upon Gruy's independent fair market valuations of the Partnership properties and since the General Partner will adjust the amounts paid to dissenters upward if average oil and gas prices at the Dissenters' Valuation Date are greater than those used by Gruy, the General Partner believes that such dissenters' rights are fair and reasonable to dissenting limited partners. In addition, if average oil and gas prices have increased since the date of the Gruy valuations, the General Partner will make the following adjustment. Once the limited partners vote on the Consolidation is completed, the General Partner will recalculate the value of the oil and gas reserves of the Partnerships that participate in the Consolidation using increased prices for oil and gas and adjust the Partnership valuations accordingly. The resulting increased Partnership valuations will be used to determine (and reduce) the number of Units the General Partner will receive for its exchange of Partnership debt and to determine an increased cash amount to be paid to dissenters. No adjustment will be made to the number of Units to be received in exchange for interests in the participating Partnerships because the General Partner anticipates that any price changes will, on a comparative basis, have an insignificant effect on the exchange values of the Partnerships in relation to each other.

     Differences in Rights and Responsibilities: As more fully described in "THE CONSOLIDATED PARTNERSHIP--Proposed Activities" below, the Consolidated Partnership intends to operate the businesses of the participating Partnerships substantially as they have been operated in the past. As noted above, the General Partner has striven to ensure that the terms and provisions of the Articles do not materially differ from those of the Partnership Agreements. It is also anticipated that there will be no change in the General Partner's policies regarding cash distributions. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Consolidated Partnership Distributions.

         The Partnership Agreements of all but six Partnerships give their limited partners the right to present their Interests for purchase on substantially the same terms and conditions as provided for in the Articles (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment"). The Partnership Agreements of each of the other six Partnerships (i.e., those formed in Enex Oil & Gas Income Programs V and VI) instead provide that during the sixth year after the commencement of Partnership operations and at least every two years thereafter, the General Partner will submit a proposal to sell all of the Partnership's properties and to dissolve and liquidate the Partnership to a vote of the limited partners. The Articles governing the Consolidated Partnership do not similarly require the General Partner to regularly submit a liquidation and dissolution proposal to a vote of the limited partners, however, the Articles do give the Consolidated Partnership's limited partners the annual right to present their Interests for purchase at prices that, in the General Partner's opinion, will closely approximate the estimated fair market values of Partnership properties as determined by Gruy (which are intended to be an approximation of the prices for which Partnership properties could be sold). In the General Partner's view, the limited partners of those six Partnerships will have improved liquidity in that the Units may be presented for purchase annually while their only existing liquidity option is to vote to dissolve and liquidate their Partnerships. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" below.

     The Units to be issued by the Consolidated Partnership are limited partnership interests in a New Jersey limited partnership, as are the Interests owned by the limited partners of all of the Partnership other than the four Partnerships formed in Enex Oil & Gas Income Program II (which are Texas limited partnerships). The only differences in the post-Consolidation voting rights of the limited partners are the following differences, which are only applicable to the limited partners in Enex Oil Gas Income Program II: The limited partners of the four Texas Partnerships may elect additional or successor general partners by a vote of a majority in interest but may not vote on the removal of the General Partner. Like the thirty New Jersey Partnerships, the Consolidated Partnership requires a vote of two-thirds in interest to approve the selection of an additional or successor general partner but permits the limited partners, by a vote of a majority in interest, to remove the General Partner. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership" and "--Applicability of the New Jersey Act."

         The General Partner's voting rights as a limited partner will be increased as a result of its exchange of indebtedness for Units (see "--Method of Determining Exchange Values--Indebtedness to the General Partner"), and to the extent that it purchases the limited partnership Interests of limited partners who exercise their dissenters' rights (see "--Terms of the Consolidation--Dissenters' Rights"). The General Partner currently has voting Interests in the Partnerships ranging from 4.05% to 54.10%, but will have a voting interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation, and 57.40% if all Partnerships participate in the Consolidation and the maximum number of limited partners exercise their dissenters' rights. Nevertheless, existing limitations on the General Partner's voting rights will continue to apply on a proportional basis under the Articles as follows. As indicated in "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of the Limited Partners" below, the General Partner will abstain from voting on any selection of an additional or successor general partner, on the removal of the General Partner and on the cancellation of a contract for services between the Consolidated Partnership and the General Partner or its affiliates those Units it holds as a limited partner that it receives in the Consolidation for Interests in a participating Partnership whose Partnership Agreement contained a similar restriction (i.e., the Partnerships formed in Enex Oil & Gas Income Program IV and Enex 88-89 Income and Retirement Fund). The General Partner will also abstain from voting on any matter those Units it receives in the Consolidation in exchange for Interests in the Partnerships formed in Enex Oil & Gas Income Programs V and VI and Enex 90-91 Income and Retirement Fund, but only to the extent such Interests were acquired within two years from the date of commencement of operations of such Partnership if such participating Partnership had a similar restriction in its Partnership Agreement.

         As more fully described in "THE CONSOLIDATED PARTNERSHIP--Participation in Cost and Revenues," the General Partner's interest in each separate Partnership's revenues (either 0 or 10%) will be blended into a single interest in the revenues of the Consolidated Partnership (which is expected to be 3.03% if all of the Partnerships participate in the Consolidation). In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding Interests in the Partnerships in whose revenues it owns such an interest. The exchange value of the General Partner's net revenue sharing percentage will be converted into a proportionate allocation of Consolidated Partnership new revenues to the General Partner rather than into Units. Thus, the Consolidation will not increase the compensation of the General Partner.

         Moreover, except for Enex Oil & Gas Income Program VI, the existing Partnership Agreements provide that upon the limited partners' receipt of aggregate Partnership distributions equal to (or in certain cases equal to twice) their subscriptions to the Partnership, the General Partner's net revenue sharing percentage will increase to 15%. Although the General Partner's share of revenues is not likely to experience this increase in the foreseeable future for all but two Partnerships, the General Partner will forego this potential increase in its share of net revenues with respect to each participating Partnership.

         Although certain Partnerships (i.e., Income and Retirement Fund Partnerships) were designed to earn income that would not be characterized as unrelated business taxable income ("UBTI"), the income earned by the Consolidated Partnership will consist primarily of UBTI. Nevertheless, it is anticipated by the General Partner, based upon its projections of the Consolidated Partnership's income, that no limited partner of an Income and Retirement Fund Partnership will receive allocations of UBTI from the Consolidated Partnership in amounts exceeding the exempted amount of $1,000 per year. Thus, UBTI from the Consolidated Partnership should not trigger any federal tax liability for a tax-exempt limited partner unless the limited
partner  also  receives   UBTI  from  a  source  other  than  the   Consolidated
Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners." Moreover, any limited partners of an Income and Retirement Fund who have UBTI from other sources may elect to exercise their dissenters' rights as described under the caption "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation-- Dissenters' Rights". For the foregoing reasons, as well as the previously discussed reasons generally applicable to all Partnerships, the General Partner believes that the Consolidation is fair to the limited partners of the Income and Retirement Funds.

         Although no director or group of directors has retained an unaffiliated representative to act solely on behalf of the limited partners for the purposes of negotiating the terms of the proposed Consolidation, the absence of these protections was considered, but was judged to be immaterial by the General Partner, in determining the fairness of the proposed Consolidation to the limited partners. Because the General Partner strove to ensure that the terms and provisions of the Articles did not materially differ from the terms and provisions of the Partnership Agreements and because the exchange values used in determining the Units of the Consolidated Partnership to be received by limited partners of participating Partnerships in exchange for their Interests were primarily based on the independent valuations of Partnership properties determined by Gruy with immaterial adjustments by the General Partner based on such variables as cash on hand, short term investments, receivables and prepaid assets, the General Partner determined that the likelihood that such an unaffiliated representative of the limited partners would add value to the process of structuring the Consolidation or the result thereof was minimal and outweighed by the cost of retaining such a representative and that the limited partners would receive no material benefit from a fairness opinion concerning the Consolidation from an independent third party. As expenses of the Consolidation, the costs of such a representative and such an opinion would likely be borne primarily by the Consolidated Partnership in the event of the consummation of the Consolidation.

Terms of the Consolidation

         Partnership Voting Requirements and Rights: Under the Partnership Agreements, approval of the proposed Consolidation by a Partnership and the related Partnership Agreement amendments will require the affirmative vote of a majority-in-interest of the limited partners of that Partnership. The required majority-in-interest is determined by reference to the limited partners' "Sharing Ratios" in their Partnership. As defined in the Partnership Agreements, "Sharing Ratio" means, with respect to a Partner, the ratio between such Partner's "Net Subscription" and capital contributions and the aggregate "Net
Subscriptions" and capital contributions of all Partners of the Partnership (including the General Partner). "Net Subscription" refers to the amount a limited partner paid for his Interests in a given Partnership, less all commissions, selling expenses and Offering Costs charged against the subscription. Thus, the required majority-in-interest vote for approval of the Consolidation and the related Partnership Agreement amendments by each Partnership is based upon the receipt of written approval from limited partners of each Partnership whose Net Subscriptions and capital contributions, if any, collectively constitute a majority of the aggregate Net Subscriptions and capital contributions, if any, to such Partnership.
-------------------------------------------------------------------------------
         The paragraphs set forth in this box are material only to limited partners in Enex Oil & Gas Income Program VI - Series 1, L.P.
         The Partnership Agreement (the "Program VI-1 Partnership Agreement") of Enex Oil & Gas Income Program VI Series 1, L.P., ("Program VI-1") contains provisions prescribing the terms of consolidation transactions in which it may participate if, as a result of any such consolidation, there will be significant adverse differences between (i) the limited partners' voting rights in the Partnership and in the roll-up entity (i.e., the Consolidated Partnership); (ii) the term of the existence of the Partnership and the Consolidated Partnership;
(iii) the General Partner's compensation in the Partnership and in the Consolidated Partnership; or (iv) the investment objectives of the Partnership and the Consolidated Partnership. For the reasons set forth below, the General Partner believes that the proposed Consolidation does not entail any significant adverse differences of the types described above and, therefore, that the Program VI-1 Partnership Agreement provisions do not apply to the Consolidation. This belief is not based on opinion or advice from counsel.

-------------------------------------------------------------------------------
Voting Rights.


         The Consolidated Partnership Agreement will contain substantially the same voting provisions as the Program VI-1 Partnership Agreement, with all limited partner votes concerning the Consolidated Partnership, including removal of the General Partner, being on a majority-in-interest basis (other than votes on the admission of additional general partners and continuation of the Consolidated Partnership within ninety (90) days after an event of withdrawal by the General Partner, which shall be on a two-thirds-in-interest basis), and the General Partner being required to vote its general partnership interest in concurrence with the votes of the limited partners. Thus, in the General Partner's view, although its ownership of Units in the Consolidated Partnership will be greater than its ownership interest in all of the Partnerships other than Enex Program I Partners, L.P., the Consolidation will not effect a significant adverse change in the voting rights of the Limited Partners of Program VI-1.


Term of Existence.

         The termination date of the Consolidated Partnership will be December 31, 2015, which is earlier than the December 31, 2020 termination date of Program VI-1. The Program VI-1 Partnership Agreement does provide that during the sixth year after the commencement of Partnership operations and at least every two years thereafter during the term of the Partnership, the General Partner will submit to a vote of the limited partners a proposal to sell all of the Partnership's properties and to dissolve and liquidate the Partnership. While the Consolidated Partnership Agreement will not provide limited partners with similar dissolution rights, the Consolidated Partnership Agreement will provide limited partners with more frequent opportunities to cash in their investment on substantially the same basis as provided in the Program VI-1 Partnership Agreement. All limited partners of the Consolidated Partnership will be given the opportunity to present their Units to the General Partner for purchase at the price determined by a presentment formula which will closely approximate the estimated liquidation values of Partnership properties since the formula is based upon escalated oil and gas prices, discounted present value of oil and gas reserves, and an additional discount for risk.

Management Compensation.

         The General Partner will receive no fees or increases in compensation as a result of the Consolidation. The General Partner currently receives no type of "net asset value" fee or asset acquisition or disposition fee under the Program VI-1 Partnership Agreement, and will not receive any such fees under the Consolidated Partnership Agreement. Under the existing Partnership Agreements, for its management services as general partner, the General Partner currently receives partnership revenue interests ranging from 0% or 10% and reimbursement of operating costs and administrative expenses incurred on behalf of the Partnership. As more fully described in "THE CONSOLIDATED PARTNERSHIP--Participation in Cost and Revenues", the General Partner's interest in each separate Partnership's revenues (either 0 to 10%) will be blended into a single interest in the revenues of the Consolidated Partnership (which is expected to be 3.03% if all of the Partnerships participate in the Consolidation). This blended interest will be lower than the General Partner's interest in Program VI-1's revenues, which is currently 10%. In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding Interests in the Partnerships in whose revenues it owns such an Interest. The exchange value of the General Partner's net revenue sharing percentage will be converted into a proportionate allocation of Consolidated Partnership revenues rather than into Units. Thus, the Consolidation will not increase the compensation of the General Partner.

Investment Objectives.

         The Consolidated Partnership will continue the businesses of the participating Partnerships with no significant change in operating policy. The Consolidated Partnership's principal operations will be the ownership and operation of existing properties transferred to it by the participating
Partnerships in connection with the Consolidation. Like the original Partnerships, the Consolidated Partnership will not engage in any exploratory drilling activities and will only engage in limited development drilling in order and to the extent necessary to preserve, protect and increase the value of the transferred properties.

         Nevertheless, limited partners of Enex Oil & Gas Income Program VI - Series 1, L.P. should note that the provisions of the Program VI-1 Partnership Agreement (which the General Partner believes do not apply to the Consolidation) contain two requirements which the proposed Consolidation does not satisfy and that, to the extent that the Consolidation does not comply with any of the requirements of the Partnership Agreement, compliance with them is waived by the amendments to the Partnership Agreements set forth in Exhibit D. The applicable requirements are that the appraised value of all Partnership properties and other assets will be determined by an Independent Expert selected by the General Partner as of a date immediately prior to the announcement of the proposed transaction assuming an orderly liquidation of Partnership
-------------------------------------------------------------------------------
                                       48

-------------------------------------------------------------------------------
assets over a 12 month period. As discussed under "--Method of Determining Exchange Values" above, the Partnership properties were appraised by Gruy as of December 31, 1995 to determine their fair market values (not their liquidation values), with the General Partner adjusting those values for production and sales of oil and gas between January 1 and September 30, 1996 and for the value of the Partnership's other assets and liabilities. At September 30, 1996, the other assets consist of cash of $8,684, accounts receivable of $33,432 and other current assets of $130 and the liabilities consist of accounts payable of $26,473. The net amount of other assets less liabilities is $15,773. Based on the nature and small amount of those assets and liabilities, the General Partner does not believe that an Independent Expert's appraisal of such assets and liabilities is justified.
-------------------------------------------------------------------------------

         Only limited partners of record at the close of business on the record date set forth in the accompanying Notice will be entitled to vote on the proposed Consolidation and Partnership Agreement amendments. The thirty-four Partnerships had a total of approximately 12,518 limited partners at that date. To the General Partner's knowledge, except for Enex Resources Corporation and the limited partners listed in Table 2 in Appendix A, there are no limited partners holding, either of record or beneficially, a 5% or greater Sharing Ratio in any of the Partnerships.

         The amount of Interests and the Sharing Ratios attributable to such Interests owned by the General Partner as of September 30, 1996 and the other 5% holders are shown in Table 2 in Appendix A. The General Partner and its affiliates will vote all Interests owned by them in favor of the Consolidation. Thus, by virtue of the General Partner's ownership of more than 54% of the Interests in Enex Program I Partners, L.P., participation in the Consolidation by that Partnership is assured.


         Limited partners entitled to vote may vote either by attending the Meetings in person or by signing, completing and delivering their Proxy and Ballot included with this Prospectus/Proxy Statement in the postage-paid envelope provided for this purpose. With respect to each Partnership in which he holds an interest, a limited partner will be entitled to vote separately For or Against the Plan of Consolidation and the amendments to the Partnership Agreements or Abstain from voting. The General Partner will engage Deloitte & Touche to receive and tabulate all votes and dissents with respect to the Consolidation, the Exchange Offer and the dissenters' rights provided in connection with the Consolidation. This tabulation will be made available to the General Partner an to any limited partner, upon written request. Because approval of the Consolidation and Partnership Agreement amendments by each Partnership requires the affirmative vote of a majority in interest of the limited partners, an abstention will have the same effect as a vote against the Consolidation. Failure to specify on the Proxy and Ballot the manner in which a limited partner wishes to vote his Interests on the proposal will result in such interest being voted For both proposals. A limited partner who has returned his signed Proxy and Ballot may thereafter change his vote with respect to the Consolidation and the Partnership Agreement amendments or his election with respect to the Exchange Offer by filing (by mail or fax) a revised Proxy and Ballot prior to the Meetings. A limited partner who wishes to change his vote with respect to the Consolidation or Partnership Agreement amendments or his election with respect to the Exchange Offer must send a written request for a new Proxy and Ballot to the Investor Relations Department of Enex Resources Corporation at 800 Rockmead Drive, Three Kingwood Place, Suite 200, Kingwood, Texas 77339, and return the new Proxy and Ballot to Deloitte & Touche at the address indicated on the enclosed return envelope. A limited partner may change his election with respect to the Exchange Offer (either to participate or to withdraw) without changing his vote either for or against the Consolidation or the Partnership Agreement amendments, and vice versa; provided, however, that only limited partners who vote for both the Consolidation and the Partnership Agreement amendments may participate in the Exchange Offer. The Meetings of the limited partners may be adjourned by the General Partner from time to time.


     Consolidation   Procedure:   The   consolidation   of   the   participating
Partnerships is proposed to be effected in the following manner:

         1. The Consolidated Partnership is offering to acquire all of the assets, subject to the liabilities (except for amounts owed to the General Partner), of the Partnerships in exchange for Units of limited partnership interest in the Consolidated Partnership.

         2. The proposed transfer of assets to the Consolidated Partnership by each of the Partnerships is being submitted to the limited partners for their approval. Following approval of the Plan of Consolidation by the limited partners of the participating Partnerships, they will consolidate to form the Consolidated Partnership. See Appendix C, the Plan of Consolidation. The Consolidation is subject to the satisfaction of all the terms and conditions set forth under "--Conditions to the Consolidation and the Exchange Offer" below and in the Plan of Consolidation. See "--Partnership Voting Requirements and Rights", above.

     3. All of the assets, subject to the liabilities (except for the amounts owed to the General Partner), of the Partnerships that approve the Plan of Consolidation will be conveyed to the Consolidated Partnership in exchange for Units of limited partnership interest in the Consolidated Partnership at a ratio of one Unit for each $10 of exchange value. The

General Partner will contribute the amounts owed to it by the participating Partnerships to the participating Partnerships and will, consequently, receive additional Units therefor.

     4. The extent to which each limited partner will share in the Consolidated Partnership is described under "--The Consolidation Schedule".

         5. Upon transfer of their assets to the Consolidated Partnership, the participating Partnerships will be dissolved and liquidated. Pursuant to such dissolutions, each Partner of each participating Partnership will receive Units of limited partnership interest in the Consolidated Partnership. Units will be calculated to 4 decimal places. Unitholders who elect to do so will become limited partners in the Consolidated Partnership. A limited partner of a participating Partnership who does not choose to become a limited partner in the Consolidated Partnership will remain an assignee of the limited partnership interest represented by the Units distributed to him in liquidation of his Partnership. As such, he will be entitled to the economic benefits of such Units but not entitled to certain other rights of a limited partner. See "--Request for Admission As Limited Partner" below.

         6. The Exchange Offer. The Consolidated Partnership will also offer, on the terms and subject to the conditions set forth in this Prospectus/Proxy
Statement, to exchange Units for validly tendered Interests of individual limited partners in the non-participating Partnerships. The Consolidated Partnership will accept such tendered Interests and issue Units in exchange therefor if the Plan of Consolidation or the Partnership Agreement amendments is not approved by the tendering limited partner's Partnership and the tendering limited partner voted FOR the Plan of Consolidation. One Unit will be offered for each $10 of exchange value assigned to the Interests. The Partnerships and the exchange value assigned to the Interests therein are listed in Table C, "Exchange Value Attributable to General and Limited Partner Interests" in "--The Consolidation Schedule" above. The Exchange Offer is limited with respect to any Partnership to the amount of Interests that may be transferred without causing a termination of the Partnership for federal income tax purposes. See "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership".

         Conditions to the Consolidation: The principal conditions to consummation of the Consolidation are the requirements (a) that the Proposed Consolidation and the proposed Partnership Agreement amendments are approved by the limited partners of Partnerships whose assets, together with the exchange value of those Interests that are exchanged for Units pursuant to the Exchange Offer, have an aggregate exchange value of $10 million or more2; (b) that the Consolidation does not violate any order, decree or judgment of any court or governmental body; (c) that between the date of this Prospectus/Proxy Statement and the time of closing of the Consolidation no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the Plan of Consolidation, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent; and
(d) all necessary governmental and third party permits, consents and other approvals have been obtained. The Consolidation will not be deemed approved by a Partnership unless the Partnership Agreement amendments have been approved by its limited partners and the Partnership Agreement amendments will not take effect for a Partnership unless its limited partners approve the Consolidation.

         If one or more of the Partnerships that approve the Plan of Consolidation suffer a materially adverse development, and the withdrawal of such Partnership or Partnerships from the Consolidation would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either consummate the Consolidation without including the assets of the Partnership or Partnerships which suffer a materially adverse development or re-solicit the limited partners of such Partnership or Partnerships and include such Partnership or Partnerships in the Consolidation if the requisite percentage of resolicited Partners approve the Plan of Consolidation based upon exchange values which have been revised to give effect to the changed circumstances. If the exchange value of any Partnership determined at the time of transfer has decreased by less than 15% from the exchange value set forth herein, such decrease will not be deemed material. Conversely, any decrease in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its sole discretion, elect to cancel the Consolidation if dissenters' rights (see "--Dissenters' Rights" below) are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation.

         The General Partner also retains the right to terminate the proposed Consolidation if, in its judgment, the Consolidation is rendered impracticable or inadvisable by pending or threatened legal action challenging or seeking to prevent the consummation of the Consolidation, war or other calamity or a material adverse change in general market or economic conditions.

--------
     2By reason of the General Partner's ownership of more than 54% of the Interests in Enex Program I Partners, L.P., that Partnership's participation in the Consolidation, with its $4.7 million exchange value, is assured.

         Partnerships That Vote Not to Consolidate: Any Partnership whose limited partners do not approve the Plan of Consolidation will continue its present business unchanged and the limited partners of such Partnership who do not participate in the Exchange Offer will continue to have all of their existing rights and privileges. The rights and interests of the non-participating Partnerships' limited partners will not be altered in any respect and non-participating Partnerships will not pay any part of the costs of planning and developing the proposed Consolidation and presenting it to the limited partners or of the costs incurred in connection with the consummation of the Consolidation. Such Partnerships' proportionate share of the costs of the Consolidation will be borne by the General Partner.

         Plan of Solicitation: Proxies will be solicited by mail, telephone and personal interviews by directors, officers and other employees of the General Partner. Directors, officers and other employees of the General Partner will use their best efforts to solicit proxies in favor of the Plan of Consolidation. The General Partner may utilize solicitation material in addition to this Prospectus/Proxy Statement. Such material may consist of a summary description of the Consolidation in question and answer format or similar material. The General Partner has not authorized the use of other solicitation material. When used, solicitation material must be preceded or accompanied by this Prospectus/Proxy Statement. Although the information contained in additional solicitation material will not conflict with any of the information set forth herein, such material will not purport to be complete. Such solicitation material should not be considered a part of or incorporated in this
Prospectus/Proxy Statement or the Registration Statement of which this Prospectus/Proxy Statement is a part.

         No solicitation fees or other compensation will be paid to any such persons although the General Partner will be reimbursed for actual costs and expenses incurred in connection with such activities, including allocable administrative costs. If the Consolidation is consummated, all costs of the Consolidation will be paid by the Consolidated Partnership and allocated to the Unitholders, including the General Partner and the limited partners, except that the General Partner will bear the portion of the Consolidation costs allocable to non-participating Partnerships based on their exchange values.

         The General Partner reserves the right to engage the services of broker-dealers to assist it in the solicitation process. No fees or other compensation will be paid to such broker-dealers but they will be entitled to reimbursement for their out-of-pocket costs. The General Partner contemplates utilizing such services only in those states, if any, in which local law prohibits both the General Partner and its subsidiary, Enex Securities Corporation, from soliciting proxies directly.

         Request For Admission As Limited Partner: Each Unitholder who wishes to become a limited partner in the Consolidated Partnership may do so subject to his being able to satisfy, among other things, certain suitability standards by making the statements, promises and agreements that are set forth in Section
10.1 of the Articles and incorporated in the "Request for Admission as Limited Partner" form that is part of the accompanying Proxy and Ballot.

         Such statements, promises and agreements are substantially similar to those which were contained in the subscription agreement and power of attorney signed by each limited partner at the time he subscribed for Interests in a Partnership and include among other things, a certification that the Unitholder's Social Security or Taxpayer Identification Number is correct and that the Unitholder is not subject to backup withholding on interest or dividends, and, in most cases, a representation that the Unitholder has either
(I) a net worth of not less than $90,000 or $100,000 or (ii) a net worth of not less than $25,000 or $30,000 and an annual income of $25,000 or $30,000 or more. Unitholders in certain states were required to meet different financial suitability standards, as set forth in the subscription agreements they signed.

         If at any time the General Partner determines that any statement, promise or agreement made by or requested of a Unitholder was false when made, has been violated, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other Unitholders of the Consolidated Partnership, then the General Partner will have the right, but not the obligation, to purchase the Units of such Unitholder at a price equal to the most recent purchase price for the Units determined pursuant to the purchase price formula described under "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" below or, if there has not yet been such a determination, at a price equal to 95% of the exchange value of the Units, or, if a trading market for the Units has developed, at the then current market price for such Units. The General Partner regards this to be necessary to protect the Consolidated Partnership and its Unitholders against any unnecessary expense or disability that might result if a Unitholder were unable to make the necessary statements, promises and agreements or were subject to another disqualification.

         Limited partners who fail to sign and return the Proxy and Ballot or who indicate on the Proxy and Ballot that they do not desire to become limited partners in the Consolidated Partnership will be deemed assignees of limited partnership interests in the Consolidated Partnership if they meet the above described requirements and if their Partnerships participate in the Consolidation because such limited partners will become Unitholders of the Consolidated Partnership no matter how they voted on the transaction. As an assignee of a limited partnership interest in the Consolidated Partnership, a Unitholder will be entitled to the economic benefits resulting from ownership of the limited partnership interest (the right to share in the profits and losses of the Consolidated Partnership and to receive a return of the capital allocable to the assigned limited partnership interest), will be treated as a partner for federal income tax purposes and will be allocated his proportionate share of income, gain, loss, deduction or credit attributable to the assigned limited partnership interests (see "TAX

ASPECTS--Participation in the Consolidated Partnership"). However, an assignee will not be entitled to vote or to exercise the statutory rights of a limited partner or to present Units for purchase by the General Partner (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment"). Such a Unitholder may find it extremely difficult to terminate his investment in the Consolidated Partnership if, as expected, no market for the Units develops. Assignees of Units may, however, become limited partners of the Consolidated Partnership at any time by properly completing, signing and delivering to the General Partner a "Request for Admission as Limited Partner" form, including a "Power of Attorney" and a "Certification as to Eligibility", such as the one set forth on the reverse side of the accompanying Proxy and Ballot. In addition, a transferee of Units may become a limited partner in the Consolidated Partnership whether or not his transferor was such a limited partner. See "THE CONSOLIDATED PARTNERSHIP--Transfer of Units".

         The General Partner is aware of no reason why the limited partners of a participating Partnership should not choose to become limited partners in the Consolidated Partnership rather than assignees of a limited partnership interest therein. Because execution of the Proxy and Ballot constitutes a request for admission as a limited partner in the Consolidated Partnership regardless of how the limited partner voted on the Consolidation, a limited partner who does not wish to become a limited partner in the Consolidated Partnership must indicate that choice when signing the Proxy and Ballot by checking the box provided for that purpose. If no special instructions are given on a properly signed Proxy and Ballot form, it will be assumed that the limited partner has elected to become a limited partner in the Consolidated Partnership.

         The "Request for Admission as Limited Partner" included as part of the Proxy and Ballot contains a power of attorney which appoints the General Partner as attorney-in-fact for the Unitholder and, together with the power of attorney set forth in the Articles, authorizes the General Partner, on behalf of the Unitholder, to execute, acknowledge, swear to and file: (I) all certifications required or permitted under the provisions of the Internal Revenue Code and all documents for and agreements with the Internal Revenue Service to keep open the statute of limitations with respect to any Consolidated Partnership items under examination by the Internal Revenue Service or to establish a Unitholder's liability for tax or withholding of tax or entitlement to a credit or refund of tax; (ii) all stock exchange listing applications, NASDAQ applications and other instruments and agreements relating to the possible establishment and maintenance of a market for the Units; (iii) the Articles and any amendments thereto made in accordance therewith; (iv) certificates of limited partnership required by law and all amendments thereto; (v) all certificates and other instruments necessary to qualify or continue the Consolidated Partnership in the states where it may be doing business; (vi) leases, assignments and other instruments required or permitted in connection with the leasing of lands for oil, gas or other mineral exploration or production; (vii) all assignments, conveyances or other instruments or documents necessary to effect the dissolution and liquidation of the Consolidated Partnership; and (viii) all other filings with agencies of the federal government, of any state or local government, or of any other jurisdiction, which the General Partner considers necessary or desirable to carry out the purposes and business of the Consolidated Partnership. This power of attorney is deemed to be coupled with an interest, is irrevocable and is intended to survive death or incapacity, to the extent a Unitholder may legally contract for such survival.

         The General Partner will be the limited partner of record with respect to all Units held by Unitholders who are not admitted to the Consolidated Partnership as limited partners; provided, however, that any voting rights to which such Unitholders would be entitled were they limited partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are limited partners.


         Voting and Other Rights Under New Jersey Law: (This Section is material only to limited partners in Partnerships in Enex Oil & Gas Income Program II). The affairs of the Consolidated Partnership will be governed by New Jersey law. The limited partners of the four Partnerships formed under Texas law (i.e., Enex Oil & Gas Income Program II-7, L.P., II-8, L.P., II-9, L.P. and II-10, L.P.) have the right to elect additional or successor general partners by a vote of a majority in interest but may not vote on the removal of the General Partner. The limited partners of the thirty other Partnerships (which are formed under New Jersey law) have, and the limited partners of the Consolidated Partnership will have, the right to remove the General Partner by vote of a majority in interest and to approve or disapprove the selection of an additional or successor general partner by vote of two-thirds in interest. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership." Limited partners in Enex Oil & Gas Income Program II Partnerships should also see "THE CONSOLIDATED PARTNERSHIP--Applicability of the New Jersey Act."


         New Jersey law requires that a limited partnership keep a current list of the names and addresses of all partners, copies of the limited partnership agreement and the certificate of limited partnership and all amendments thereto and income tax returns for the three most recent years at a registered office in New Jersey for inspection by all partners. Texas law requires that a limited partnership keep such information and make it available to partners at its principal United States office, along with a current list of the partners and their percentage interest in the partnership, copies of income tax returns for the six most recent tax years, a written record of the amount of each partner's capital contribution and of the date on which each partner became a partner, and books and records of account of the limited partnership. The General Partner has always kept copies of such records for all the Partnerships at their principal office in Kingwood, Texas, and will continue to do so for the Consolidated Partnership.

         New Jersey law provides that any distributions from a partnership that involve a return of a capital contribution must be described in the certificate of limited partnership, and any decreases in total capital contributions must be disclosed in an amendment to the certificate of limited partnership. Texas law has no similar requirements.

         Under Texas law a limited partner who takes part in the control of the business may be liable only to a person who transacts business with the partnership reasonably believing that the limited partner is a general partner. Under New Jersey law, however, a limited partner who takes part in the control of the business of the partnership through the exercise of powers substantially the same as those of a general partner is liable to all third persons who transact business with the limited partnership. Because limited partners will have no opportunity to participate in the management of the Consolidated Partnership, this distinction should be of no consequence to any limited partners.

         Effect of Approval on Nonconsenting Limited Partners: A limited partner will be bound by the Plan of Consolidation if it is approved by a vote of a majority-in-interest of the limited partners of his Partnership regardless of whether or not he voted in favor of the Plan of Consolidation. If the conditions to the Consolidation are met, each participating Partnership will transfer its assets to the Consolidated Partnership in exchange for Units, and thereafter dissolve and liquidate. Unless a nonconsenting limited partner exercises the dissenters' rights described below, as a limited partner of a participating Partnership his Interests in the Partnership will terminate in connection with the dissolution of the participating Partnership and will be replaced by Units of the Consolidated Partnership. See "--Request for Admission as Limited Partner" above and " --Dissenters' Rights" below.

         Dissenters' Rights: A limited partner of a participating Partnership who votes against approval of the Consolidation may demand cash in lieu of Units in an amount equal to the exchange value of such limited partner's Interests pursuant to the following terms and conditions. However, if average oil and gas prices for the preceding 12 months determined on or about the twentieth (20th) day prior to the date of the Meetings (the "Dissenter's Valuation Date"), are greater than those used by Gruy, the General Partner will reprocess the Gruy valuations with the increased prices and base the amounts paid to dissenters on the new valuations. There are no statutory dissenters' or appraisal rights afforded to limited partners who vote against or abstain from voting on the Consolidation. Failure to take any action required below will result in a termination or waiver of a limited partner's dissenters' rights to receive cash from the General Partner. It should be noted that these rights will not allow dissenting Interest holders to receive cash for their Interests from any person other than the General Partner or based on any appraisal other than the General Partner's determination of the exchange value of the Interests based primarily on the Gruy valuations of the Partnerships' properties. As of March 15, 1997 average oil and gas prices were approximately 10% greater than those used by Gruy. See Table 19 in Appendix A for the dissenters' valuations per $500 Interest for each Partnership calculated as if the Dissenters' Valuation Date was March 15, 1997, and for the dissenters' valuations per $500 Interest assuming varying percentage increases in the price of oil and gas at the Dissenters' Valuation Date. Such increases were based on the historical ranges of average oil and gas prices over the previous two year period. The General Partner may, in its sole discretion, elect to cancel the Consolidation, and all dissenters' rights in connection therewith, if dissenters' rights are exercised by limited partners holding more than 10% of the aggregate exchange value of the participating Partnerships.


                  1. A limited partner electing to exercise dissenters' rights must (a) deliver to Deloitte & Touche, before the limited partners vote on the Plan of Consolidation, a written notice of intention to demand a cash payment (a "Dissenter's Notice") that is made by or on behalf of the person who is the limited partner of record of the Interests for which such dissenters' rights are demanded and (b) vote AGAINST approval of the Plan of Consolidation. The demand must be delivered to Deloitte & Touche at the address indicated on the enclosed return envelope . A Proxy and Ballot simply voting against approval of the Plan of Consolidation does not constitute a Dissenter's Notice. A limited partner intending to exercise dissenters' rights must do so by a separate written Dissenter's Notice that reasonably informs Deloitte & Touche of the identity of the limited partner of record and of such limited partner's intention to demand cash for his Interests. Because a Proxy and Ballot left blank will be voted FOR approval of the Plan of Consolidation, a limited partner electing to exercise dissenters' rights who votes by proxy must not leave the Proxy and Ballot blank but must vote AGAINST approval of the Plan of Consolidation.


                  2. Only the limited partner of record of Interests is entitled to demand dissenters' rights for the Interests registered in that limited partner's name. The Dissenter's Notice must be executed by or for the limited partner of record, fully and correctly, as the limited partner's name appears on the Proxy and Ballot mailed to the limited partner. If the Interests are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, the Dissenter's Notice should be executed in that capacity. If the Interests are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissenter's Notice should be executed by all owners. An authorized agent, including one of two or more joint owners, may execute the Dissenter's Notice for a limited partner of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the Dissenter's Notice, the agent is acting as agent for the owner or owners of record.

                  3. On the Dissenters' Valuation Date, the General Partner will send a notice to each limited partner of the amount per $500 unit of limited partnership interest that will be paid to dissenting limited partners of each Partnership who perfect their dissenters' rights in accordance with the terms and conditions set forth in this section, together with a new Proxy and Ballot for limited partners who wish to change their vote and elect to exercise these rights. Limited partners wishing to change their vote with respect to the Consolidation and exercise their dissenter's rights must submit a Dissenter's Notice and a revised Proxy and Ballot to Deloitte & Touche before the limited partners vote on the Plan of Consolidation at the Meetings. The address for this purpose is indicated on the enclosed return envelope.


                  4. Within thirty (30) days after the effective date of the Consolidation (the "Effective Date"), the General Partner will send a notice of the effectiveness of the Consolidation to each limited partner of a participating Partnership who satisfied the foregoing conditions prior to the vote of the limited partners at the Meetings.


                  5. Each such limited partner may deliver to Deloitte & Touche a written demand for a cash payment for his Interests (a "Dissenter's Demand") at any time thereafter and before the expiration of 120 days after the Effective Date. Only the limited partner of record of Interests is entitled to demand dissenters' rights for the Interests registered in that limited partner's name. The Dissenter's Demand must be executed by or for the limited partner of record, fully and correctly, as the limited partner's name appears on the Proxy and Ballot mailed to the limited partner. If the Interests are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, the Dissenter's Demand should be executed in that capacity. If the Interests are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissenter's Demand should be executed by all owners. An authorized agent, including one of two or more joint owners, may execute the Dissenter's Demand for a limited partner of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the Dissenter's Demand, the agent is acting as agent for the owner or owners of record. Limited partners seeking to exercise dissenters' rights should not assume that the General Partner will issue a check in the absence of receipt of a Dissenter's Demand within the permitted time period. Accordingly, LIMITED PARTNERS SHOULD INITIATE ALL NECESSARY ACTION TO PERFECT THEIR DISSENTERS' RIGHTS WITHIN THE TIME PERIODS PROVIDED FOR ABOVE.

                  6. A limited  partner  will lose the right to receive  cash in lieu of Units if no Dissenter's Demand from him is received by Deloitte & Touche within 120 days after the Effective Date, or if a limited partner delivers to Deloitte & Touche a written withdrawal of such limited partner's Dissenter's Demand and an acceptance of the Consolidation, except that any such attempt to withdraw made more than 60 days after the Effective Date requires the General Partner's written approval. If dissenters' rights are not perfected or a demand for dissenters' rights is withdrawn, a limited partner will be entitled to receive the consideration otherwise payable pursuant to the Plan of Consolidation, (i.e., Units issued by the Consolidated Partnership).


         The General Partner determined to provide dissenters' rights in order to give limited partners of participating Partnerships who do not wish to participate in the Consolidation the opportunity to receive the exchange value of their interests in cash instead of Units.

Consequences to the General Partner

    The General Partner, as a holder of Interests in the Partnerships, will share in the favorable aspects and costs of the Consolidation in the same manner as the limited partners to the extent of such Interests. Because the General Partner holds Interests in all the Partnerships, the risks of determining exchange values will not apply to the same extent in its case. The Consolidation will not increase the General Partner's obligations; it is already responsible, as the General Partner of the Partnerships, for payment of the indebtedness of each of the Partnerships. However, by reason of the fact that the obligation to purchase Units upon presentment will be borne by the General Partner, the General Partner will assume a commitment to purchase Interests pursuant to one of the Partnership Agreements that is currently borne by the Partnership itself.

    In addition, the General Partner will contribute the indebtedness it is owed by the participating Partnerships in exchange for Units in the Consolidated Partnership in addition to those it will receive in exchange for the Interests it owns. As a result of this exchange by the General Partner of the debt owed to it by the participating Partnerships for equity in the Consolidated Partnership, the General Partner will (I) lose its right, in the event of a dissolution and liquidation of the participating Partnerships, to receive up to $1.98 million in the aggregate from the liquidation proceeds ahead of any distributions being made to the limited partners and (ii) increase its voting rights in the Consolidation from 34.07%, without such debt for equity exchange, to 47.1%.

    Although the costs of the Consolidation are being apportioned between the General Partner and the Partnerships in proportion to their respective interests in the Consolidated Partnerships, the General Partner has agreed to bear all of the costs of the Consolidation allocable to those Partnerships that do not approve the Consolidation, and to pay all the costs of the Consolidation in the event that the Consolidation is not consummated.

Partner Lists

    A limited partner (or his representative) of any of the four Texas Partnerships (i.e., those formed in Enex Oil & Gas Income Program II) has the right to inspect and copy a list of the names and addresses of all of the other limited partners of that Partnership at the principal office of the Partnership (which is the office of the General Partner in Kingwood, Texas) during normal business hours. On request, a copy of such list will be furnished to any limited partner or his representative upon payment of reproduction and mailing costs. New Jersey law permits each limited partner of any of the other Partnerships, at his own expense, to inspect and copy a list of the names and addresses of all of the other limited partners of that Partnership at the principal office of the Partnership during ordinary business hours. A limited partner's accredited representative will be afforded the same courtesy. On request of a limited partner of any of the Partnerships formed in one of the following Programs, a copy of such list will be furnished to any limited partner or his representative upon payment of reproduction and mailing costs: Enex Oil & Gas Income Program III, Enex Oil & Gas Income Program IV, Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI, Enex Income and Retirement Fund, and Enex 88-89 Income and Retirement Fund. On five (5) days written request of a limited partner of any of the Partnerships formed in the Enex 90-91 Income and Retirement Fund, a copy of such list will be made available for inspection and copying (at the cost of the requesting limited partner) at the Partnership's registered office in the State of New Jersey (c/o Satterlee Stephens Burke & Burke, 47 Maple St., Summit, NJ 07901).

    In addition, pursuant to Securities and Exchange Commission ("SEC") rules, upon the written request of any limited partner, the General Partner will deliver to the requesting limited partner within five business days of receipt of the request, a list of the names, addresses and Interest holdings of the limited partners of the Partnership(s) in which the requesting limited partner owns Interests, as of the record date for the Meetings. The list will be in the form requested by the limited partner to the extent that such form is available to the General Partner without undue burden or expense. The limited partner must reimburse the reasonable expenses incurred by the General Partner in delivering the list. At the time of a list request pursuant to SEC rules, the limited partner making the request must be able to comply with the requirements of paragraph (c) of SEC Rule 14a-7, a copy of which will be supplied to a limited partner, without charge, upon request. Requests should be addressed to the Investor Relations Department of Enex Resources Corporation, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.

                               THE EXCHANGE OFFER


    The Consolidated Partnership will offer Units in exchange for the Interests of individual limited partners of Partnerships that fail to approve the Consolidation or the Partnership Agreement amendments. The accompanying Proxy and Ballot provides limited partners who vote in favor of the Plan of Consolidation and the Partnership Agreement amendments the opportunity to elect to exchange their Interests for Units of the Consolidated Partnership should their Partnership fail to participate in the Consolidation. The number of Units subject to the Exchange Offer will depend on the number and identity of the Partnerships that fail to approve the Consolidation and the number of limited partners of such Partnerships who vote in favor of the Consolidation and the Partnership Agreement amendments or the Partnership Agreement amendments. The maximum number of Units subject to the Exchange Offer is 154,083. (This assumes that the minimum umber of partnerships, including Program I, approve the Consolidation, and the maximum number of limited partners of each non-participating Partnership both vote for the Consolidation and elect to participate in the Exchange Offer.) A limited partner who wishes to change his vote with respect to the Consolidation or Partnership Agreement amendments or his election with respect to the Exchange Offer must send a written request for a new Proxy and Ballot to the Investor Relations Department of Enex Resources Corporation at 800 Rockmead Drive, Three Kingwood Place, Suite 200, Kingwood, Texas 77339, and return the new Proxy and Ballot to Deloitte & Touche. A limited partner may change his election with respect to the Exchange Offer (either to participate or to withdraw) without changing his vote either for or against the Consolidation or the Partnership Agreement amendments, and vice versa; provided, however, that only limited partners who vote for both the Consolidation and the Partnership Agreement amendments may participate in the Exchange Offer. The Interests of those limited partners desiring to exchange them for Units will be valued for purposes of the Exchange Offer in the same manner as they have been valued for purposes of the Consolidation. See Tables B and C above. The Exchange Offer is available only to the extent that the Interests transferred in any one Partnership will not result in a deemed termination of the Partnership for federal income tax purposes. See "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership". If the number of Interests tendered pursuant to the Exchange Offer exceed the maximum number that may be transferred without causing a deemed termination, the tendered Interests will be accepted on a pro-rata basis in proportion to the limited partners' ownership of Interests in the affected Partnership. The principal objectives of the Exchange Offer are:


    Administrative Efficiencies: To effect administrative efficiencies and cost reductions in the management and operation of the non-participating Partnerships, particularly in the areas of bookkeeping, data processing and records maintenance. Many limited partners own interests in more than one Partnership. The greater the extent to which limited partners become Unitholders of the Consolidated Partnership rather than limited partners of multiple Partnerships, the greater the ultimate reductions in bookkeeping, data processing and record maintenance requirements for the General Partner and the greater the extent to which the limited partners will benefit from participation in a larger entity than the Partnerships in which they originally invested. The General Partner estimates that if all the Partnerships participate in the Consolidation, aggregate savings in reduced direct, administrative and operating costs will exceed $824,000 per year. These benefits will not be maximized unless the limited partners' investments are consolidated in a single entity, the Consolidated Partnership. Should some, but not all, of the Partnerships in which a limited partner owns Interests vote to participate in the Consolidation, the limited partner will be able, nevertheless, to consolidate his entire investment in a single entity by means of the Exchange Offer.

    Distributions: To provide individual limited partners of non-participating Partnerships with stable quarterly cash distributions. The cash distributions paid by the Partnerships are subject to the performance of the particular Partnership. With its larger reserve base, the Consolidated Partnership should generate more stable distributions than any one Partnership. For information on the total amount of Interests of each Partnership outstanding, see Table S-1 above in the "SUMMARY" section.

For information on the consideration being offered for Partnership Interests pursuant to the Exchange Offer, including the source and amount of such consideration, see Table S-2 above in the "SUMMARY" section and "THE PROPOSED CONSOLIDATION AND EXCHANGE OFFER--Method of Determining Exchange Values."

For information on the identity and background of the directors and officers of the General Partner, see "THE CONSOLIDATED PARTNERSHIP-- Management." For information concerning the business of the Consolidated Partnership, see "THE CONSOLIDATED PARTNERSHIP--Proposed Activities."

Information concerning certain past transactions between the General Partner and the Partnerships is set forth in Table 17 in Appendix A and is hereby incorporated by reference to Item 7 - Financial Statements and Supplemental Data to each Partnership's Annual Report on Form 10-KSB, as amended, for the years ended December 31, 1995 and 1994 and to Item 1 - Financial Statements of each Partnership's Quarterly Reports on Form 10-QSB, as amended, for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996. During the past three years, the General Partners has purchased the units of limited partnership interest in accordance with its annual offer to repurchase such interests, as required by the agreement of the limited partnership for each of the
Partnerships (the "Partnership Agreements") as set forth in Table 18 to the Prospectus/Proxy Statement.

The aggregate amount and percentage of Partnership Interests beneficially owned as of September 30, 1996 by the General Partner, any pension, profit sharing or similar plan of the General Partner (the Partnerships have no such plans) and, after reasonable inquiry, each executive officer and director of the General Partner, each person controlling the General Partner, and each associate or majority  owned  subsidiary  of the General  Partner (the  Partnerships  have no subsidiaries) are set forth under the caption "THE CONSOLIDATED PARTNERSHIP--Management--Security Ownership of Certain Beneficial Owners and Management" and Table 2 in the Prospectus/Proxy Statement.

    Certain financial information with respect to the General Partner appears in the following documents which have been filed by the General Partner and the Partnerships under the Exchange Act:

    (1) The General Partner's and each Partnership's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1995.

    (2) The General Partner's and each Partnership's Quarterly Reports on Form 10-QSB, as amended, for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

    The information set forth in the following sections contained in the General Partner's and each Partnership's Annual Report on Form 10-KSB, as amended, are specifically incorporated herein by references: Item 7-Financial Statements and Supplementary Data. The following section of the General Partner's and each Partnership's Quarterly Reports on Form 10- QSB, as amended, for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 are specifically incorporated herein by reference: Item 1-Financial Statements (unaudited).

    Information where such information may be inspected and copies made is set forth under the caption "ADDITIONAL INFORMATION" below.

    In January of 1996, four limited partnerships of which Enex was the general partner, Enex Oil & Gas Income Program II-1, L.P., Enex Oil & Gas Income Program II-2, L.P., Enex Oil & Gas Income Program II-3, L.P., and Enex Oil & Gas Income Program II-4, L.P., were dissolved, their properties sold, and the proceeds distributed in accordance with the provisions of their respective Partnership Agreements. Information with respect to such dissolutions is hereby incorporated by reference to the Schedules 14A with respect to each such partnership filed on December 7, 1995 with the Commission. In connection with such dissolutions, the General Partner purchased the following properties from the following partnerships for the following amounts:

                                                      Amount Paid
                                                  Enex Oil & Gas Income Program
    Property Name         II-1, L.P.       II-2, L.P.        II-3, L.P.        II-4, L.P.
    -------------         ----------       ----------        ----------        ----------
    East Seven Sisters    $203,881         $212,383          $133,616          $110,411
    Comite A              $ 53,500         $ 13,910          $ 12,840          $   9,630
    Blair                     N/A             N/A            $   8,200         $ 10,250


    A limited partner who has returned his signed Proxy and Ballot may thereafter change his election with respect to the Exchange Offer by filing a revised Proxy and Ballot prior to the Meetings.


    The Exchange Offer will expire on June 6, 1997 (60 days from the mailing date of this Prospectus/Proxy Statement), and until such date limited partners who elect to participate in the Exchange Offer may change their election at any time by written notice to Deloitte & Touche at the address indicated on the enclosed return envelope .


                             THE PROPOSED AMENDMENTS

    Under the Plan of Consolidation, each of the participating Partnerships will dissolve and terminate following the transfer of its assets to the Consolidated Partnership. In order to facilitate the Consolidation and resulting dissolutions and terminations, certain amendments to the Partnership Agreements of each of the participating Partnerships are being proposed. Although these amendments will be voted on separately, the Consolidation will not be deemed approved by a Partnership unless the proposed Partnership Agreement amendments have been approved by its limited partners and, conversely, the Partnership Agreement amendments will not take effect for a Partnership unless its limited partners approve the Consolidation. The proposed amendments are required in order to ensure that the consummation of the Consolidation and the dissolution and termination of the participating Partnerships following the Consolidation are not frustrated by the absence of needed provisions in a participating Partnership's Partnership Agreement. If the Consolidation is abandoned or not consummated for any reason, the proposed amendments will not go into effect and the Partnership Agreements will remain unchanged.

    The text of the proposed amendments is set forth in full in Appendix D. A discussion of each proposed amendment and the reasons for its adoption are presented below.

    The first proposed amendment is to the section of each Partnership Agreement which sets forth the purpose and business of the Partnership. The proposed amendment provides that, notwithstanding anything to the contrary contained in the Partnership Agreement, the purpose and business of the Partnership shall be to transfer its assets and liabilities to the Consolidated Partnership pursuant to the Plan of Consolidation in exchange for Units in the Consolidated Partnership, and thereafter to dissolve and terminate. This purpose of this amendment is to ensure that the consummation of the Consolidation does not violate the business and purpose provisions of any of the Partnership Agreements of the participating Partnerships.

    The second proposed amendment is to the section of each Partnership Agreement which sets forth the events causing a dissolution of the Partnership. The proposed amendment provides that the Partnership shall dissolve on the effective date of the Consolidation. The purpose of this amendment is to ensure that upon the consummation of the Consolidation, at which point the participating Partnerships will have no remaining assets or liabilities, the participating Partnerships will be dissolved and liquidated.

    The third proposed amendment is to the section of each Partnership Agreement which sets forth the procedures for the liquidation of the Partnership. The proposed amendment provides that (i) immediately prior to the effective date of the Consolidation, the General Partner shall make a capital contribution to the Partnership of all amounts that it is owed by the Partnership and its capital account shall be adjusted accordingly, (ii) upon the liquidation of the Partnership pursuant to the Consolidation, the Units received by the Partnership shall be distributed in kind to the partners in accordance with their capital accounts, (iii) the General Partner shall have the power to fully implement the Consolidation and to take all necessary actions in the name of the Partnership to consummate the Consolidation and dissolution of the Partnership and (iv) if any of the proposed amendments are inconsistent with any of the other provisions of the Partnership Agreement, the proposed amendments shall govern, but if the Consolidation is not consummated for any reason, the proposed amendments shall be of no force and effect and the Partnership shall not be dissolved. The purpose of this amendment is to ensure that the terms of the Consolidation, and in particular the distribution in kind of Units to the partners of each participating Partnership and the exchange by the General Partner of indebtedness owed to it by the participating Partnerships for equity in the Consolidated Partnership, are permitted under and do not contravene the provisions of each participating Partnership's Partnership Agreement.

    The Partnership Agreements each provide for the dissolution and winding up of the affairs of the Partnerships and the amendment of the Partnership Agreements by the affirmative vote and receipt of written approval of a majority-in-interest of the limited partners, determined in accordance with their Sharing Ratios. See Appendix D, Proposed Amendments to the Partnership Agreements of the Partnerships. For information concerning limited partners of record entitled to vote on the amendments, limited partners with Sharing Ratios greater than 5% and voting procedures, see "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Partnership Voting Requirements and Rights."

    The General Partner recommends approval of the proposed amendments to the Partnership Agreements by each Partnership.

                          THE CONSOLIDATED PARTNERSHIP

Proposed Activities

    General: The Consolidated Partnership has been formed to accept the assets and liabilities, except for amounts payable to the General Partner, of the participating Partnerships and to engage primarily in the operation of producing oil and gas properties. The Consolidated Partnership will continue, on a combined basis, the separate businesses of the participating Partnerships. The Consolidated Partnership will operate such businesses substantially as such businesses have been operated in the past by the participating Partnerships. The Consolidated Partnership does not intend to make any operational changes in the nature of the businesses it will acquire from the participating Partnerships. The Consolidated Partnership will distribute all available cash flow from operations to the Partners just as the individual Partnerships have done in the past. As the Consolidated Partnership's Articles are essentially the same as or, in some cases, more restrictive than the individual Partnership Agreements, the General Partner will have either the same or more limited discretion to change the practices and policies of the Consolidated Partnership. Acquisition and drilling activities are not anticipated to be substantial, although limited development drilling is anticipated in order to preserve, protect and increase the value of existing Partnership properties. For the same reasons, it may be in the best interests of the Consolidated Partnership to acquire limited amounts of additional properties. (See "SELECTED FINANCIAL DATA-- Management's Discussion and Analysis of Financial Condition and Results of Operations" and "--Description of Properties" below.)

    Enex Resources Corporation will serve as general partner of the Consolidated Partnership and will be solely responsible for the acquisition and supervision of Consolidated Partnership properties. The General Partner has no present plans to finance, sell, refinance or purchase any property following the Consolidation. The General Partner does, however, reserve the right to cause the Consolidated Partnership to engage in the types of transactions described below in "--Other Partnership Operations," "--Reinvestment of Revenues and Proceeds" and "--Financing" should circumstances indicate that such transactions are necessary or appropriate.

    Description of Properties: The participating Partnerships will transfer all of their assets to the Consolidated Partnership, subject to liabilities, except for amounts owed to the General Partner. These properties will continue to be operated by the Consolidated Partnership as they are now operated by the Partnerships. Presented below is a brief description of the Partnerships' property holdings.

    Enex Program I Partners, L.P. owns an interest in the CHOATE acquisition consisting of 254 wells, three-quarters of which are oil wells and all but two of which are located in Oklahoma, and four gas plants, of which three are in Oklahoma and one is in Michigan; working interests in the GRASS Island acquisition consisting of 13 oil wells located in Calhoun County, Texas; working interests in the SHELL acquisition consisting of six individual oil wells and two large Smackover oil units, and royalty interests in one gas and nine oil wells in six counties in Mississippi acquired from Shell Oil Company; working interests in the BLACKHAWK acquisition consisting of six oil wells in the Blackhawk Field, Concordia Parish, Louisiana; overriding royalty interests in the H.N.G. acquisition consisting of over 300 gas wells in Texas, New Mexico, and Oklahoma; working interests in the ARNOLD AND WOOLF acquisition consisting of 154 oil wells and 129 gas wells located in Texas, Louisiana, Mississippi, Alabama and Florida, and one gas plant in Monroe County, Mississippi.

    Enex Program I Partners, L.P. also owns overriding royalty interests in the SECOND BAYOU AND SCHLENSKER acquisition consisting of approximately 27,000 acres in the Second Bayou Field, Cameron Parish, Louisiana, which included 30 gas wells; working interests in the SECOND BAYOU AND SCHLENSKER acquisition consisting of 16 oil and 41 gas wells located in five Texas counties and Vermilion Parish, Louisiana; royalty and working interests in the EL TORO acquisition in Concordia Parish, Louisiana consisting of both royalty and working interests in nine oil wells operated by El Toro Production Company; working interests in the LAKE COCODRIE acquisition consisting of five oil wells in Concordia Parish, Louisiana; a mineral interest and the associated royalty interest in the Gorman Gas Unit in the EAST SEVEN SISTERS acquisition located in the East Seven Sisters Field, Duval County, Texas; overriding royalty interests in the COMITE acquisition consisting of four gas wells in the Comite Field acquisition in East Baton Rouge Parish, Louisiana; and working interest in the BURKHOLDER acquisition consisting of the Perkins 200 #1 Gas Unit in Ward County, Texas.

    Enex Oil & Gas Income Program II-7, II-8, II-9, and II-10, Enex Oil & Gas Income Program III - Series 1, 2 and 3, Enex Oil & Gas Income Program IV - Series 4 and 5 and Enex Oil & Gas Income Program VI - Series 1 all have a working interest and royalty interests in the CONCORD acquisition consisting of more than 10,600 wells in 137 counties in Texas, with very minor interests in 12 other states.

    Enex Oil & Gas Income Program III - Series 3 has working interests and Enex Income and Retirement Fund - Series 1 has net profits royalty interests in the LARTO LAKE acquisition consisting of twelve wells in Catahoula Parish, Louisiana.

    Enex Oil & Gas Income Program III - Series 4 has working interests and Enex Income and Retirement Fund - Series 1 and 2 have net profit royalty interests in the SHANA acquisition consisting of 33 oil and gas wells located in various counties in Texas and Louisiana.

    Enex Oil & Gas Income Program III - Series 4 and 5 have working interests in the HIGHTOWER acquisition consisting of 3 oil wells in the Ellenburger formation in Andrews and Gaines Counties, Texas.

    Enex Income and Retirement Fund - Series 1 has royalty interests and Enex Oil & Gas Income Program III - Series 4, Enex Income and Retirement Fund - Series 2 and 3 have mineral and royalty interests in the three gas wells of the PECAN ISLAND acquisition located in North Pecan Island Field in Vermillion Parish, Louisiana.

    Enex Oil & Gas Income Program III - Series 4, 5, 6, 7, and 8 all have working interests in the CORKSCREW acquisition consisting of 3 oil wells producing from the Sunniland Lime Formation in Corkscrew Field, Collier County, Florida.

    Enex Oil & Gas Income Program III - Series 5, 6, 7, and 8 and Enex Oil & Gas Income Program IV - Series 1 have working interests in the MICHIGAN acquisition consisting of 27 wells located in 8 counties in Michigan.

    Enex Oil & Gas Income Program III - Series 5, 6, 7, and 8 each have working interests in both the RIC acquisition consisting of 69 wells located in 8 states, primarily in Texas and Oklahoma and the ENEXCO acquisition consisting of two wells located in Blaine County, Oklahoma and Dawson County, Texas.

    Enex Oil & Gas Income Program III - Series 7 and 8 have working interests and Series 6, along with Enex Oil & Gas Income Program IV - Series 1 and 2 have working and royalty interests in the CREDO acquisition which consists of 4 oil wells located in Credo Field, Sterling County, Texas.

    Enex Oil & Gas Income Program III - Series 6, 7, and 8 and Enex Oil & Gas Income Programs IV - Series 1 and 2 each have working interests in the BARNES ESTATE acquisition which consists of 5 oil and gas wells in Brettchance Field, Webb County, Texas.

    Enex Oil & Gas Income Program IV - Series 1, 2 and 3 have working interests in the BRIGHTON acquisition consisting of working interests in 2 oil wells in Brighton Field, Livingston County, Michigan.

    Enex Oil & Gas Income Program IV - Series 1 and 4 have working interests and Enex Income and Retirement Fund Series 1, 2, 3 and 4 have net profits royalty interests in the LAKE DECADE acquisition consisting of 2 gas wells in the Lake Decade Field, Terrebonne Parish, Louisiana.

    Enex Oil & Gas Income Program IV - Series 2 has working interests and Enex Income and Retirement Fund - Series 3 along with Enex 88-89 Income and Retirement Fund - Series 1, 3 and 4 have net profits royalty interests in the BAGLEY acquisition consisting of 7 oil wells located in Bagley Field, Otsego County, Michigan.

    Enex Oil & Gas Income Program IV - Series 4, 5 and 6 have working interests and Enex 88-89 Income and Retirement Fund - Series 3, 4 and 5 have net profits royalty interests in the EL MAC acquisition consisting of 3 wells in Otsego County, Michigan.

    Enex Oil & Gas Income Program IV - Series 5 and 6 have working interests and Enex 88-89 Income and Retirement Fund - Series 5, and 6 have net profits royalty interests in SPEARY acquisition consisting of 7 wells located in Karnes County, Texas

    Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1 each have working interests in the BINGER acquisition which consists of 60 producing wells in Caddo County, Oklahoma.

    Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1 and 2 each have working interests in the NUNLEY RANCH A acquisition which consists of 3 wells located in LaSalle County, Texas.

    Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1, 2 and 3 have working interests and Enex 90-91 Income and Retirement Fund - Series 1 and 2 have net profits royalty interests in the FEC acquisition consisting of 68 wells located in Kansas, Oklahoma and Wyoming.

    Enex Oil & Gas Income Program V - Series 4 has a working interest in the SOUTH MIDWAY acquisition consisting of 7 wells located in San Patricio County, Texas.

    Enex Oil & Gas Income Program V - Series 4 has a working interest and Enex 90-91 Income and Retirement Fund Series 3 has net profits royalty interests in the CHARLOTTE acquisition consisting of 11 wells located in Atascosa County, Texas.

    Enex Oil & Gas Income Program V - Series 5 has a working interest in the MULDOON acquisition consisting of 24 wells located in Fayette County, Texas.

    Enex Income and Retirement Fund - Series 1 owns overriding royalty interests in the DEAL acquisition which consists of 453 wells located in 19 counties in Texas, New Mexico and Oklahoma, of which the majority are in Sutton County, Texas. In addition to the existing wells, the value of these properties may be significantly enhanced in the coming years by the active drilling program being carried on by the property operators, Enron Oil and Gas Company and American Exploration Corporation.

    Enex Income and Retirement Fund, - Series 1 and 2 own royalty interests and Enex Income and Retirement Fund - Series 3 owns royalty and mineral interests in the sixteen wells of the CORINNE acquisition located in Corinne Field, Monroe County, Mississippi.

    Enex Income and Retirement Fund - Series 1, 2 and 3 own an overriding royalty interest in the EAST CAMERON acquisition's State Lease 11508 located in East Cameron Block 17, offshore Louisiana.

    Enex 88-89 Income and Retirement Fund - Series 5, 6, and 7 each have overriding royalty interests in the STRALEY acquisition consisting of the Straley I-29 well located in Grand Traverse County, Michigan.

    Enex 88-89 Income and Retirement Fund - Series 5, 6 and 7 and Enex 90-91 Income and Retirement Fund - Series 1 each have royalty interests in the WARDNER RANCH acquisition consisting of 170 wells in Nueces County, Texas.

    Enex Income and Retirement Fund - Series 3 has overriding royalty interests in the RIGNEY acquisition consisting of 9 wells located in 4 counties in Michigan.

    Enex Oil & Gas Income Program VI - Series 1 has working and royalty interests in the MCBRIDE acquisition consisting of over 10,600 wells located primarily in Texas.

    Although certain Partnerships (i.e., the Income and Retirement Fund Partnerships) will be exchanging their portfolios of non-operating oil and gas interests for Units in the Consolidated Partnership, which will hold both operating and non-operating oil and gas interests, the economic characteristics of those interests will not change. The non-operating oil and gas interests of the Income and Retirement Fund Partnerships that will merge into the underlying working interests currently owned by the other Partnerships (i.e., the Oil & Gas Income Program Partnerships) are all net profits royalties whose economic characteristics are essentially identical to those of the underlying working interests.

    The following paragraphs refer to Tables in Appendix A to this Prospectus/Proxy Statement in which additional information is given about the Partnerships' properties. Estimates as of December 31, 1995 for reserves and future net revenues are derived from engineering reports as of December 31, 1995. No estimates of total proved net oil or gas reserves have been filed with or included in reports to any federal authority or agency other than the Securities and Exchange Commission since January 1, 1994.

    The combined estimated net proved reserves of oil, gas and natural gas liquids of the Partnerships as of December 31, 1995 are shown in Appendix A in Tables 6 and 7. The estimated present value of future net revenues from such reserves (discounted at 10%) as of December 31, 1995 are shown in Tables 4 and 5 in Appendix A.

    The net oil and gas and natural gas liquids production of the Partnerships, for the years ended December 31, 1995 and 1994 and for the nine months ended September 30, 1996 is shown in Table 8 in Appendix A. The gross and net productive acreage, undeveloped acreage and productive oil and gas wells of the Partnerships, as of December 31, 1995 are shown in Tables 10 and 11 in Appendix A.

    Ownership and Management of Properties: Title to Consolidated Partnership properties generally will be recorded in the name of the Consolidated Partnership, but may be recorded in the name of a special nominee entity organized for the sole purpose of holding record title. Such entity will engage in no other business.

    The General Partner will have principal direct responsibility for the management and operation of the Consolidated Partnership's properties. Operations on Consolidated Partnership properties will generally be conducted by operators retained by the holders of a majority of the working interests in each of the wells in which the Consolidated Partnership owns interests. The General Partner is now the operator of 91 properties in which 17 of the Partnerships own interests. The General Partner anticipates that it will be the operator of those 91 properties after the Consolidated Partnership's acquisition thereof, but not of any other properties of the Consolidated Partnership. To the extent that the General Partner will act as the operator for a Consolidated Partnership property, it will do so pursuant to a currently effective operating agreement covering such property on a model form operating agreement issued by the American Association of Petroleum Landmen and an accounting procedure for joint operations issued by the Council of Petroleum Accountants Societies of North America customary and usual for the geographic area in which such property is located. The General Partner has operated oil and gas properties for the Partnerships and on its own behalf since 1985. Currently, the General Partner operates a total of 142 wells - 91 of which are owned (in whole or in part) by the Partnerships - in the states of Texas, Oklahoma, Louisiana and Florida. The operations staff consists of Manager of Operations, Craig Ledbetter, and field superintendent, Sam Stringer. Craig Ledbetter has a Bachelor of Science degree in Petroleum Engineering from Texas A&M University and is a Registered Professional Engineer in the State of Texas. Mr. Ledbetter has 15 years of experience as a petroleum engineer. Sam Stringer has worked as a rig operator, production foreman and field superintendent in the oil field for over 30 years. The consideration received by the General Partner or any person that is an affiliate of the General Partner for acting as operator includes a charge for direct costs and administrative costs, but is not in excess of the competitive rate or duplicative of any consideration or reimbursement received pursuant to the provisions of the Articles. This arrangement is the same as is currently in effect under the Partnership Agreements. See "--Compensation" below.

    The General Partner is of the opinion that the Partnerships' legal title to their oil and gas properties is consistent with normal industry standards. Title to the properties is subject to liens incident to operating agreements and minor encumbrances, easements and restrictions, and in certain instances to liens for current taxes, none of which, in the opinion of the General Partner, materially detracts from the value of such properties or materially interferes with their use.

    Sale of Production: The General Partner will be responsible for the marketing of the Consolidated Partnership's oil and gas production. The General Partner may cause the Consolidated Partnership to enter into contracts for the marketing or sale of oil, gas or other hydrocarbons, or other marketing arrangements, to the extent the Consolidated Partnership's properties were not already subjected to such contracts by a predecessor participating Partnership. In marketing the Consolidated Partnership's natural gas, the General Partner will attempt to obtain the highest possible price but will consider, among other things, the rate at which the purchaser can take deliveries, its commitment to build required pipeline connections and its ability and willingness to purchase gas from additional wells in the field. The average sales price per barrel of oil and per mcf of gas, and the average production cost per equivalent barrel of oil production for each of the participating Partnerships for 1995 and 1994 and for the nine months ended September 30, 1996 are shown in Appendix A in Table 9.

    Other Partnership Operations: Although the Consolidated Partnership will acquire primarily producing properties from the participating Partnerships and does not intend to engage in significant drilling activities, drilling activities may be conducted as an incidental part of the management of such producing properties or with a view toward enhancing their value. For example, a well may be drilled on a producing property to a deeper or shallower formation based upon favorable geologic information, or an additional well may be drilled on a producing property as a result of a change in legal restrictions relating to the spacing of wells. In no event will the Consolidated Partnership engage in exploratory drilling. See "--Financing" for a description of the sources of funds available for development drilling activities. In no event will the Consolidated Partnership commit to drilling activities an amount greater than 10% of the aggregate exchange value of all the participating Partnerships' assets.

    In certain instances, Partnerships have acquired interests in producing properties which comprise a part of larger properties including proved undeveloped reserves (or unproved reserves which may become proved). The Consolidated Partnership may develop the proved acreage acquired with producing properties. If the Consolidated Partnership believes that expenditure of its own cash for development drilling is not justified based on existing economic factors, the Consolidated Partnership may seek to expand its reserves through joint activities with third parties, such as joint ventures and farm-out arrangements where the amount required to be expended will generally be proportionately less than the Consolidated Partnership's interest in any production obtained from the wells drilled. Based on current economic and industry conditions and assuming that the Consolidated Partnership will acquire all of the properties owned by the Partnerships upon completion of the Consolidation, the Consolidated Partnership currently intends to drill up to 12 gross wells during 1996 and 1997, at a total cost of approximately $176,000. The Consolidated Partnership will have varying net interests in these wells, depending on the arrangements under which it participates in the drilling of the wells. If the wells drilled in the early stages of any of multi-well drilling program do not achieve anticipated results, the later wells may not be drilled. Certain Partnerships (the Income and Retirement Fund Partnerships) may not own operating interests in their properties, and, thus, do not themselves engage in any drilling activities. However, development (but not exploratory) drilling activities could always have been conducted on the properties of such Partnerships by other Partnerships that own the underlying working interests, but only to the extent necessary to protect or increase the value of the property.

    Alternatively, unproved acreage may be sold or otherwise disposed of, or it may be farmed out. The Consolidated Partnership will not farm out a property unless the General Partner, exercising the standard of a prudent operator, determines that (I) the Consolidated Partnership lacks sufficient funds to drill a well on the property and cannot obtain suitable alternative financing for such purposes (see "--Financing" below), or (ii) the property has been downgraded by events occurring after its acquisition by the Consolidated Partnership, or (iii) drilling activities on the property would result in an excessive concentration of Consolidated Partnership funds and would create undue risks to the Consolidated Partnership, or (iv) the best interests of the Consolidated Partnership would be served by the farmout. If a property is farmed out, the Consolidated Partnership will retain such economic interests and concessions as a reasonably prudent operator would obtain under the circumstances. The Consolidated Partnership will not farm out any properties to the General Partner or an affiliate of the General Partner except pursuant to transactions conforming to the restrictions described below in "--Conflicts of Interest".

    Additional expenditures on producing properties may include the acquisition or leasing of additional well machinery or equipment, gathering systems, storage facilities or processing or refining installations or other equipment or property associated with the production of oil or gas. Existing wells may be reworked, recompleted or deepened to new formations, or plugged back to exploit shallower formations. Expenditures may also be made for the initiation of secondary or tertiary recovery techniques.

    In order to avoid potential conflicts of interest and to assure that transactions between the General Partner or its affiliates and the Consolidated Partnership are fair and reasonable, the General Partner will observe certain guidelines in connection with such transactions. See "--Conflicts of Interest" below.

    Personnel Available: At December 31, 1996 the General Partner and its subsidiaries had 23 employees. As is the case with the Partnerships, it is expected that substantially all of the Consolidated Partnership's operations will be conducted either directly by this staff or by independent consultants or contractors having local operating capacity and acting under the supervision and direction of members of the General Partner's staff.

    Reinvestment of Revenues and Proceeds: The Consolidated Partnership will not reinvest revenues or, unless a property is sold for the purpose of providing funds to acquire other properties (see "--Participation in Costs and Revenues" below), proceeds from the sale or disposition of producing properties or associated assets except as necessary to pay debts or expenditures for other Consolidated Partnership operations. See "--Other Partnership Operations" above and "--Financing" below. Also, unless a property is sold for the purpose of providing funds to acquire other properties, the Consolidated Partnership will purchase additional producing properties solely from capital and borrowings and only if such additional property is necessary to protect or enhance the Consolidated Partnership's holdings in properties it already owns. The Consolidated Partnership will purchase only those leases that are reasonably required for the purposes of the Consolidated Partnership, and no leases will be purchased for the purpose of subsequent sale or farmout, unless the purchase of such leases by the Consolidated Partnership is made after a well has been drilled to a depth sufficient to indicate that such an acquisition is believed to be in the best interests of the Consolidated Partnership.

    Consolidated Partnership Distributions: As is the case with the Partnerships, the General Partner's policy will be to distribute substantially all Consolidated Partnership net revenues to the Unitholders. The General Partner will review the Consolidated Partnership's accounts not less often than quarterly and will distribute such cash funds as the General Partner deems unnecessary to retain in the Consolidated Partnership. Such distributions will be net of Consolidated Partnership costs allocated to the account of each Unitholder.

    The General Partner intends to make distributions of Consolidated Partnership cash at a rate that will be sustainable over a period of several years. Distributions are subject to change if Consolidated Partnership net revenues are greater or less than expected. Because of lower revenues resulting from natural production declines, certain Partnerships would not be able to sustain their current levels of distributions, irrespective of their participation in the Consolidation. Following the Consolidation, limited partners of some Partnerships will experience an increase in distributions over the amounts that would have been sustainable by their Partnerships while other limited partners will experience a reduction from such levels of distributions. Table F below is a comparison, on a per $500 limited partner Interest basis, of historical annual Partnership distributions with estimated distributions in the following twelve months both with and without the Consolidation. The estimated distributions set forth in Table F below constitute forward-looking statements that involve known and unknown risks and uncertainties which may cause the actual distribution in future periods to differ materially from such forecasts. These risks include risks generally associated with oil and gas production and marketing, and are described in detail in "RISK FACTORS." The five Partnerships which have lower estimated distributions in the first twelve months after the Consolidation than what would have been sustainable without consolidating, contain properties with shorter average production lives than the weighted average life of the properties that will be in the Consolidated Partnership. (See Note 3 to Table F). Therefore, over the long term, the estimated distributions to the limited partners of all the Partnerships that participate in the Consolidation should be greater than the distributions sustainable by the Partnerships if they continued as individual entities. Also set forth below in Tables G-1 through G-4 and H-1 and H-2 are the historical net revenues and cash distributions to the limited partners and the general partner from each Partnership's inception through September 30, 1996 and for the six months then ended.

    The General Partner will not make any advances to the Consolidated Partnership nor will the Consolidated Partnership borrow any funds for the purpose of sustaining a regular pattern of distribution even though loan payment requirements, unusual operating costs or other expenses or temporary reductions in Consolidated Partnership revenues may reduce funds available for distribution.

                                     TABLE F
                      COMPARISION OF HISTORICAL PARTNERSHIP
                     DISTRIBUTIONS TO PROPOSED DISTRIBUTIONS


                                                                Annual Distributions to Limited Partners (per $500 Interest)
                                                           ------------------------------------------------------------------------
                                                                                                    Estimated         Estimated
                            Partnership                                         Most recent           upon             without
                                                            1994        1995   four quarters      Consolidation     Consolidation
                                                           --------  --------  ---------------  ------------------  ---------------
                                                                                                       (1)               (2)

Enex Program I Partners, L.P.                                 -         $3.77      $5.04               $5.03             $3.16

Enex Oil & Gas Income Program II-7, L.P.                     12.50       6.94      16.60               24.22             23.82
Enex Oil & Gas Income Program II-8, L.P.                     11.29       8.12      16.16               24.83             19.62
Enex Oil & Gas Income Program II-9, L.P.                     13.73       7.12      14.65               21.56             14.65
Enex Oil & Gas Income Program II-10, L.P.                    12.02       7.21      15.55               23.44             15.56

Enex Oil & Gas Income Program III- Series 1, L.P.             -          -          -                   2.10              -
Enex Oil & Gas Income Program III- Series 2, L.P.             -          -          -                   4.68              -
Enex Oil & Gas Income Program III- Series 3, L.P.             9.80       7.59      15.28               18.95             13.75
Enex Oil & Gas Income Program III- Series 4, L.P.             7.31       1.24       -                   3.72              -
Enex Oil & Gas Income Program III- Series 5, L.P.             8.07       3.79       1.35                1.57              -
Enex Oil & Gas Income Program III- Series 6, L.P.            15.05       6.67       2.01                5.46              1.81
Enex Oil & Gas Income Program III- Series 7, L.P.            13.15       6.03       1.92                2.37              -
Enex Oil & Gas Income Program III- Series 8, L.P.            14.52       2.27       2.30                2.79              -

Enex Oil & Gas Income Program IV- Series 1, L.P.             17.73       1.26       1.28                1.68              0.00
Enex Oil & Gas Income Program IV- Series 2, L.P.             16.35       1.71       1.30                2.68              0.00
Enex Oil & Gas Income Program IV- Series 4, L.P.              9.45       7.31       6.93                9.30              6.24
Enex Oil & Gas Income Program IV- Series 5, L.P.             14.00       7.14      18.02               13.(3)            16.60
Enex Oil & Gas Income Program IV- Series 6, L.P.             11.78       6.77      10.92                8.(3)             9.50
Enex Oil & Gas Income Program IV- Series 7, L.P.             18.27       5.54       6.41               11.(3)            16.18

Enex Oil & Gas Income Program V- Series 1, L.P.              16.37       3.68      11.81               12.(3)            18.00
Enex Oil & Gas Income Program V- Series 2, L.P.              24.92       5.37       9.72                6.80              5.72
Enex Oil & Gas Income Program V- Series 3, L.P.              19.33       5.95      11.03               14.59              9.93
Enex Oil & Gas Income Program V- Series 4, L.P.              42.05      62.18      65.01               72.61             55.58
Enex Oil & Gas Income Program V- Series 5, L.P.              60.23      61.65      51.20               55.(3)            66.35

Enex Oil & Gas Income Program VI- Series 1, L.P.             19.37      16.80       8.99               46.23             45.04

Enex Income and Retirement Fund -  Series 1, L.P.            24.50       3.33       3.02                9.89              -
Enex Income and Retirement Fund -  Series 2, L.P.            40.99       7.71       7.03               25.24              8.89
Enex Income and Retirement Fund -  Series 3, L.P.            39.76       9.11       4.35               11.13              -

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.      12.56       2.96       4.46                5.11              -
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.      12.71       2.25       5.08                5.47              -
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.      29.54      11.95      18.23               26.99             20.47

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.      38.88      16.47      22.78               32.95             28.20
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.      27.95      11.06       8.64               15.46              7.78
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.      32.10      51.38      68.98               67.25             48.05




See accompanying notes to Table F on following page.
------------------------------------------------------------------------------

                 NOTES TO TABLE F - COMPARISON OF PARTNERSHIP DISTRIBUTIONS


1)   The amounts  shown reflect an estimate of the  distribution  amounts in the
     first  year  after  the   Consolidation   assuming  that  all  Partnerships
     participate in the Consolidation. Such amounts were determined using estimates of future net revenues as determined by Gruy and the allocation of Units shown in Table C-"Exchange Value Attributable to General Partners and Limited Partner Interests". The amounts also reflect an estimate of Direct Costs, Administrative Costs and other expenses and of overhead
     savings  which are  expected to result from the Consolidation.   As  such
     amounts  are  merely estimates,   the  actual distributions paid will not
     necessarily  coincide  with  these  estimated  amounts.

2) The amount of distributions, in the first year after the Consolidation, if a Partnership is not included in the Consolidation was estimated using Gruy's estimates of future net revenues less an estimate of the amount of debt to be repaid based upon historical repayment patterns and less an estimate of the amount of Direct Costs, Administrative Costs and other expenses expected to be incurred based upon historical expenses. As such amounts are merely estimates, the actual distribution amounts will not necessarily coincide with the estimated amounts.

3) The amount of distributions estimated in the first year after Consolidation is lower than the estimated amount of distributions without Consolidation due to the relatively shorter weighted average life of the oil and gas properties in the Partnership as compared to the weighted average life of
     6.99 years for the oil and gas properties in the Consolidated Partnership. The weighted average life of the oil and gas properties in each of these partnerships is as follows:


      Enex Oil & Gas Income Program IV-Series 5, L.P.        4.13 years
      Enex Oil & Gas Income Program IV-Series 6, L.P.        4.21 years
      Enex Oil & Gas Income Program IV-Series 7, L.P.        5.28 years
      Enex Oil & Gas Income Program V-Series 1, L.P.         5.52 years
      Enex Oil & Gas Income Program V-Series 5, L.P.         4.56 years

                                   TABLE G - 1

             NET REVENUES AND CASH DISTRIBUTIONS TO LIMITED PARTNERS
              Cumulative from inception through September 30, 1996

The following tables summarize for each Partnership's operating results through September 30, 1996 and during the nine months then ended attributable to the Interests held by limited partners (including the General Partner with respect to the Interests it owns).

                                                                                               Cumulative    Cumulative
                                                                                    Cumulative  Change in    Cash Flow
                             Cumulative    Cumulative     Cumulative  Cumulative   Net Revenues Operating   Provided by
                 Cumulative   Operating   Administrative   Direct    Interest Exp.     From     Assets &     Operating   Cumulative
  Partnership*    Revenues     Costs         Costs          Costs    & Other Costs  Operations Liabilities  Activities Distributions

      100      $111,317,233  $31,722,749 $11,590,363     $2,166,238  $5,974,061   $59,863,822    $189,162  $60,052,984  $50,111,284

      207         5,694,132    1,404,382     634,778         88,299         650     3,566,023     (48,759)   3,517,264    2,769,487
      208         3,956,428    1,027,069     554,663         94,028         101     2,280,567      33,317    2,313,884    1,873,341
      209         2,105,760      582,019     468,587         85,214          50       969,890      93,652    1,063,542      988,921
      210         2,611,103      735,106     493,483         87,486          72     1,294,956      90,809    1,385,765    1,207,010

      301         2,534,618    1,231,954     457,212         89,484      36,630       719,338     232,378      951,716      679,569
      302         3,610,825    1,768,941     447,868         94,939      48,254     1,250,823     291,567    1,542,390      945,473
      303         4,010,963    1,211,652     543,671         90,890      25,679     2,139,071     101,845    2,240,916    1,778,665
      304         3,345,330    1,298,934     432,147         65,106       4,834     1,544,309     153,936    1,698,245    1,442,363
      305         6,272,668    2,174,117     540,760        109,292       6,632     3,441,867     128,780    3,570,647    3,049,188
      306         4,948,008    1,844,982     512,832        102,040      24,360     2,463,794      93,779    2,557,573    1,950,684
      307         3,418,896    1,313,537     418,569         86,050      15,578     1,585,162     114,640    1,699,802    1,339,137
      308         4,435,418    1,584,121     430,571        113,105      27,852     2,279,769     110,780    2,390,549    1,863,412

      401         3,141,276      858,061     372,659         81,270      26,442     1,802,844      75,167    1,878,011    1,413,466
      402         2,510,557      709,853     342,804         71,962      23,178     1,362,760      31,461    1,394,221    1,012,546
      404           984,042      257,244     279,328         40,063       1,851       405,556      55,779      461,335      399,731
      405         2,871,037    1,524,937     274,366         48,055       1,853     1,021,826     (46,729)     975,097      735,591
      406         1,776,661      667,810     253,129         30,672         620       824,430     (14,539)     809,891      681,515
      407         2,711,022    1,175,150     344,056         41,817       1,804     1,148,195       2,415    1,150,610      954,972

      051         2,721,722    1,368,452     300,769         30,613       1,182     1,020,706      (8,908)   1,011,798      795,704
      052         1,274,440      457,647     243,381         32,345       2,324       538,743      70,106      608,849      532,975
      053           968,248      387,233     210,646         25,739           -       344,630      27,409      372,039      319,351
      054         4,168,326    2,792,836     233,182         16,744       1,360     1,124,204    (110,673)   1,013,531      839,521
      055         1,917,148      773,605     276,906         12,208           -       854,429      (9,664)     844,765      615,447

      601           741,035      398,171      86,575         23,768      11,605       220,916      75,160      296,076       91,265

      501         1,180,608       42,092     318,841         60,871         451       758,353     115,418      873,771      851,063
      502         1,598,703       73,299     338,756         46,649       2,413     1,137,586     (28,064)   1,109,522    1,093,659
      503         1,615,393       68,186     329,172         44,939       1,874     1,171,222      21,890    1,193,112    1,166,521

      525           546,124       20,854     175,918         24,125       1,683       323,544      23,497      347,041      345,912
      526           469,026       39,870     172,380         23,007       1,164       232,605      57,805      290,410      285,178
      527           913,540       99,077     195,458         19,282       1,749       597,974     (18,629)     579,345      577,829

      531           981,593       99,488     182,631         27,228           -       672,246     (14,309)     657,937      625,415
      532           550,759            1     180,934         20,142           -       349,682      26,825      376,507      368,169
      533           866,345          750     164,106         20,751           -       680,738     (77,727)     603,011      579,709

* See Table A for a list of the full names of the Partnerships.


                                   TABLE G - 2

             NET REVENUES AND CASH DISTRIBUTIONS TO LIMITED PARTNERS
                 From January 1, 1996 through September 30, 1996

                                                                                              Change in   Cash Flow
                                                                 Interest Exp. Net Revenues   Operating  provided by
                            Operating   Administrative  Direct   & Other (Inc.)    From       Assets &    operating
Partnership*    Revenues       Costs       Costs        Costs     Expenses      Operations    Liabilities activities Distributions

    100        $2,599,487   $1,163,382     $580,791     $61,376     ($21,649)     $815,587     $85,496    $901,083    $624,180

    207           320,940       65,185       27,704       2,387            -       225,664    (113,198)    112,466      93,054
    208           245,525       49,899       24,042       1,715            -       169,869     (87,669)     82,200      67,338
    209           146,336       29,743       19,243       1,140            -        96,210     (54,002)     42,208      33,350
    210           184,511       37,499       21,075       1,335            -       124,602     (67,234)     57,368      46,194

    301            98,280       20,005       16,148         944            -        61,183     (62,268)     (1,085)          -
    302           140,715       28,643       18,897       1,143            -        92,032     (82,373)      9,659           -
    303           229,008       53,244       20,703       1,718            -       153,343     (66,510)     86,833      72,187
    304           108,809       60,798       15,129       1,462            -        31,420     (25,357)      6,063           -
    305           255,581      146,643       25,571       3,315      (29,920)      109,972     (55,647)     54,325      14,638
    306           247,615      135,233       26,748       2,662      (34,037)      117,009     (76,744)     40,265      12,773
    307           175,396       96,206       22,271       2,041      (24,531)       79,409     (50,171)     29,238       8,702
    308           204,564      112,326       20,074       3,182      (12,414)       81,396     (65,238)     16,158      16,559

    401            96,021       37,087       15,374         583       (2,618)       45,595     (71,729)    (26,134)      8,341
    402            83,028       31,897       13,018         296       (1,681)       39,498     (60,483)    (20,985)      6,425
    404            78,227       17,825       12,076         915            -        47,411     (31,028)     16,383      11,145
    405           250,629      110,328       12,154         614            -       127,533     (62,959)     64,574      44,581
    406           149,308       48,559       12,860         205            -        87,684     (47,847)     39,837      30,833
    407           241,400      142,992       25,425         401         (968)       73,550       7,943      81,493      22,215

    051           264,921      161,394       24,193         468         (861)       79,727       3,735      83,462      33,264
    052           115,953       48,686       18,620         436         (546)       48,757     (16,992)     31,765      21,203
    053           109,391       45,893       17,677         391           (8)       45,438     (18,419)     27,019      17,043
    054           641,045      404,310       27,649         263            -       208,823     (74,462)    134,361     134,361
    055           356,781      126,800       37,303         200            -       192,478      25,276     217,754     100,470

    601           253,768      129,861       16,090       3,932        2,120       101,765     (56,248)     45,517      18,178

    501            40,121        2,004       17,174        (110)           -        21,053     (21,052)          1           -
    502            66,615        3,917       18,978        (201)           -        43,921     (43,921)          -           -
    503            74,337        3,668       19,606        (159)        (188)       51,410     (52,841)     (1,431)          -

    525            40,402          953        7,123         322            -        32,004     (25,823)      6,181       6,181
    526            42,878        2,301        7,280         310            -        32,987     (26,528)      6,459       6,459
    527            97,583        7,311        9,713         239            -        80,320     (48,835)     31,485      31,485

    531           118,395        8,029        8,932        (176)           -       101,610     (58,137)     43,473      43,473
    532            55,651            -       15,578        (174)           -        40,247     (27,105)     13,142      14,683
    533           167,836            -       26,269         146            -       141,421     (37,735)    103,686     103,686

* See Table A for a list of the full names of the Partnerships.

                                   TABLE G - 3

             NET REVENUES AND CASH DISTRIBUTIONS TO LIMITED PARTNERS
              Cumulative from inception through September 30, 1996
                        Per $500 Limited Partner Interest


                                                                                            Cumulative   Cumulative
                                                                                Cumulative   Change in    Cash Flow
                           Cumulative    Cumulative   Cumulative  Cumulative   Net Revenues  Operating   Provided by
               Cumulative   Operating  Administrative   Direct   Interest Exp.     From      Assets &     Operating   Cumulative
  Partnership*  Revenues      Costs        Costs         Costs   & Other Costs  Operations  Liabilities  Activities  Distributions

      100         $575        $164           $60          $11          $31         $309          $1         $310         $259

      207          642         158            72           10            0          402          (5)         397          312
      208          675         175            95           16            0          389           6          395          320
      209          678         187           151           27            0          312          30          342          318
      210          667         188           126           22            0          331          23          354          308

      301          851         414           154           30           12          242          78          320          228
      302          846         414           105           22           11          293          68          361          221
      303          626         189            85           14            4          334          16          350          278
      304          618         240            80           12            1          286          28          314          267
      305          581         201            50           10            1          319          12          331          282
      306          780         291            81           16            4          389          15          403          308
      307          755         290            92           19            3          350          25          376          296
      308          616         220            60           16            4          317          15          332          259

      401          485         133            58           13            4          279          12          290          218
      402          509         144            69           15            5          276           6          282          205
      404          390         102           111           16            1          161          22          183          159
      405          630         334            60           11            0          224         (10)         214          161
      406          411         154            59            7            0          191          (3)         187          158
      407          540         234            69            8            0          229           0          229          190

      051          601         302            66            7            0          225          (2)         223          176
      052          429         154            82           11            1          181          24          205          179
      053          479         192           104           13            0          171          14          184          158
      054        1,411         945            79            6            0          381         (37)         343          284
      055          778         314           112            5            0          347          (4)         343          250

      601          367         197            43           12            6          109          37          147           45

      501          432          15           117           22            0          277          42          319          311
      502          555          25           118           16            1          395         (10)         385          379
      503          541          23           110           15            1          392           7          399          391

      525          237           9            76           10            1          141          10          151          150
      526          227          19            83           11            1          113          28          141          138
      527          296          32            63            6            1          194          (6)         188          187

      531          330          33            61            9            0          226          (5)         221          210
      532          273           0            90           10            0          173          13          186          182
      533          398           0            75           10            0          313         (36)         277          267

* See Table A for a list of the full names of the Partnerships.

                                   TABLE G - 4


             NET REVENUES AND CASH DISTRIBUTIONS TO LIMITED PARTNERS
                 From January 1, 1996 through September 30, 1996
                        Per $500 Limited Partner Interest

                                                                                      Change in    Cash Flow
                                                           Interest Exp.Net Revenues  Operating   provided by
                         Operating  Administrative Direct & Other (Inc.)    From      Assets &     operating
  Partnership* Revenues    Costs        Costs       Costs    Expenses    Operations  Liabilities  activities   Distributions

      100         $13        $6            $3         $0         ($0)         $4          $0           $5            $3

      207          36         7             3          0           0          25         (13)          13            10
      208          42         9             4          0           0          29         (15)          14            11
      209          47        10             6          0           0          31         (17)          14            11
      210          47        10             5          0           0          32         (17)          15            12

      301          33         7             5          0           0          21         (21)          (0)            0
      302          33         7             4          0           0          22         (19)           2             0
      303          36         8             3          0           0          24         (10)          14            11
      304          20        11             3          0           0           6          (5)           1             0
      305          24        14             2          0          (3)         10          (5)           5             1
      306          39        21             4          0          (5)         18         (12)           6             2
      307          39        21             5          0          (5)         18         (11)           6             2
      308          28        16             3          0          (2)         11          (9)           2             2

      401          15         6             2          0          (0)          7         (11)          (4)            1
      402          17         6             3          0          (0)          8         (12)          (4)            1
      404          31         7             5          0           0          19         (12)           7             4
      405          55        24             3          0           0          28         (14)          14            10
      406          35        11             3          0           0          20         (11)           9             7
      407          48        28             5          0          (0)         15           2           16             4

      051          58        36             5          0          (0)         18           1           18             7
      052          39        16             6          0          (0)         16          (6)          11             7
      053          54        23             9          0          (0)         22          (9)          13             8
      054         217       137             9          0           0          71         (25)          45            45
      055         145        51            15          0           0          78          10           88            41

      601         126        64             8          2           1          50         (28)          23             9

      501          15         1             6         (0)          0           8          (8)           0             0
      502          23         1             7         (0)          0          15         (15)           0             0
      503          25         1             7         (0)         (0)         17         (18)          (0)            0

      525          18         0             3          0           0          14         (11)           3             3
      526          21         1             4          0           0          16         (13)           3             3
      527          32         2             3          0           0          26         (16)          10            10

      531          40         3             3         (0)          0          34         (20)          15            15
      532          28         0             8         (0)          0          20         (13)           7             7
      533          77         0            12          0           0          65         (17)          48            48

* See Table A for a list of the full names of the Partnerships.

                                   TABLE H - 1

             NET REVENUES AND CASH DISTRIBUTIONS TO GENERAL PARTNER
                 Cumulative from inception through September 30, 1996

The following tables summarize for each of the partnership's operating results through September 30, 1996 and during the nine months then ended attributable to the general partnership interest in such Partnership.
Liabilities Activities Distributions

      100 $11,041,533     $3,130,240  $1,085,076  $204,828   $661,258  $5,960,131  ($997,542)  $4,962,589  $4,960,474

      207     408,634        115,059      58,302     7,928     (1,044)    228,389    (37,630)     190,759     190,209
      208     289,909         82,742      51,190     8,081       (817)    148,713    (26,277)     122,436     121,699
      209     155,874         46,082      43,713     7,201    (15,758)     74,636    (28,069)      46,567      46,360
      210     196,614         58,092      45,444     7,326    (10,455)     96,207    (27,800)      68,407      68,028

      301     268,988        136,884      50,801     9,943    (14,460)     85,820    (50,821)      34,999      34,973
      302     386,096        196,549      49,763    10,549       (161)    129,396    (59,593)      69,803      69,764
      303     433,925        134,629      60,408    10,099        316     228,473    (38,470)     190,003     189,895
      304     349,095        144,326      48,016     7,234        476     149,043    (14,826)     134,217     134,613
      305     652,658        241,568      60,084    12,144        737     338,125    (38,069)     300,056     308,238
      306     519,452        204,998      56,981    11,338      2,707     243,428    (66,580)     176,848     186,702
      307     367,800        145,948      46,508     9,561      1,731     164,052    (38,968)     125,084     132,133
      308     472,905        176,014      47,841    12,567      3,095     233,388    (51,212)     182,176     185,637

      401     332,650         95,341      41,407     9,030      2,938     183,934    (46,103)     137,831     138,139
      402     269,619         78,872      38,089     7,996      2,575     142,087    (37,657)     104,430     104,630

      404     104,304         28,583      31,036     4,452     (1,825)     42,058     (8,867)      33,191      33,105
      405     313,750        169,438      30,485     5,340       (139)    108,626    (33,562)      75,064      75,023
      406     195,812         74,201      28,125     3,408         69      90,009    (18,276)      71,733      71,737
      407     287,123        130,573      38,228     4,646        200     113,476    (24,402)      89,074      89,185

      051     294,046        152,050      33,419     3,401        131     105,045    (24,627)      80,418      80,514
      052     137,819         50,850      27,042     3,594        258      56,075     (5,908)      50,167      50,225
      053     107,471         43,026      23,405     2,860          -      38,180     (5,943)      32,237      32,238
      054     459,749        310,315      25,909     1,861        151     121,513    (28,602)      92,911      92,909
      055     210,910         85,957      30,767     1,356          -      92,830    (25,273)      67,557      67,558

      601      81,322         44,242       9,620     2,641      1,289      23,530    (19,195)       4,335       6,719

      501     119,797          4,677      35,427     6,763      4,219      68,711    (11,704)      57,007      65,924
      502     165,550          8,144      37,640     5,183      4,314     110,269    (12,490)      97,779     104,541
      503     169,484          7,576      36,575     4,993        208     120,132     (8,836)     111,296     111,623

      525      54,478          2,317      19,547     2,681     (1,143)     31,076     (7,924)      23,152      23,151
      526      46,902          4,430      19,153     2,556       (341)     21,104     (7,671)      13,433      13,434
      527      92,735         11,009      21,718     2,142        194      57,672    (11,789)      45,883      45,883

      531     105,118         11,054      20,292     3,025          -      70,747    (11,524)      59,223      59,222
      532      59,703              0      20,104     2,238          -      37,361     (4,253)      33,108      33,107
      533      93,520             83      18,234     2,306          -      72,897     (9,670)      63,227      63,228

* See Table A for a list of the full names of the Partnerships.

                                   TABLE H - 2

              NET REVENUES AND CASH DISTIBUTIONS TO GENERAL PARTNER
                   From January 1, 1996 through June 30, 1996



                                                                                          Change in   Cash Flow
                                                              Interest Exp. Net Revenues  Operating  Provided by
                           Operating  Administrative  Direct & Other (Inc.)     From      Assets &    Operating
  Partnership* Revenues      Costs        Costs        Costs    Expenses     Operations  Liabilities Activities     Distributions


      100            -           -             -           -           -            -           -           -               -

      207            -           -             -           -           -            -           -           -               -
      208            -           -             -           -           -            -           -           -               -
      209            -           -             -           -           -            -           -           -               -
      210            -           -             -           -           -            -           -           -               -

      301      $10,920      $2,222        $1,794        $105           -       $6,799     ($6,799)          -               -
      302       15,635       3,182         2,100         127           -       10,226     (10,224)         $2              $2
      303       25,445       5,917         2,300         191           -       17,037      (6,314)     10,723          10,723
      304       12,090       6,755         1,681         162           -        3,492      (3,491)          1               1
      305       28,398      16,294         2,841         368      (3,324)      12,219     (10,592)      1,627           1,627
      306       27,513      15,026         2,972         296      (3,782)      13,001     (11,583)      1,418           1,418
      307       19,488      10,691         2,475         227      (2,726)       8,821      (7,853)        968             968
      308       22,730      12,482         2,230         354      (1,379)       9,043      (7,201)      1,842           1,842

      401       10,669       4,122         1,708          65        (291)       5,065      (4,139)        926             926
      402        9,225       3,544         1,447          32        (187)       4,389      (3,674)        715             715

      404        8,692       1,981         1,342         101           -        5,268      (3,153)      2,115           2,115
      405       27,848      12,259         1,350          67           -       14,172      (7,776)      6,396           6,396
      406       16,590       5,396         1,429          22           -        9,743      (4,698)      5,045           5,045
      407       26,822      15,889         2,825          43        (108)       8,173      (5,706)      2,467           2,467

      051       29,436      17,933         2,688          52         (96)       8,859      (3,748)      5,111           5,111
      052       12,884       5,410         2,069          49         (61)       5,417      (2,113)      3,304           3,304
      053       12,155       5,099         1,964          43          (1)       5,050      (2,304)      2,746           2,746
      054       71,227      44,924         3,072          29           -       23,202      (3,623)     19,579          19,579
      055       39,642      14,089         4,145          22           -       21,386      (7,120)     14,266          14,266

      601       28,197      14,429         1,788         437         236       11,307      (8,445)      2,862           2,862

      501        4,458         222         1,908         (12)          -        2,340      (2,341)         (1)              -
      502        7,402         436         2,109         (22)          -        4,879      (4,878)          1               1
      503        8,260         407         2,179         (18)        (21)       5,713      (5,714)         (1)              -

      525        4,489         106           792          36           -        3,555      (2,866)        689             689
      526        4,764         255           809          34           -        3,666      (2,949)        717             717
      527       10,843         812         1,079          27           -        8,925      (4,495)      4,430           4,430

      531       13,155         892           993         (20)          -       11,290      (5,079)      6,211           6,211
      532        6,183           -         1,289        (112)          -        5,006      (2,420)      2,586           2,222
      533       18,649           -         2,919          16           -       15,714         119      15,833          15,833

* See Table A for a list of the full names of the Partnerships.

     Financing: In connection with the Consolidation, the Consolidated Partnership will assume the liabilities, except for the amounts payable to the General Partner, of the participating Partnerships. One of the objectives of the Consolidation is to eliminate the debt owed by the participating Partnerships to the General Partner. To accomplish this objective, the General Partner will exchange the amounts owed to it by the participating Partnerships for Units in the Consolidated Partnership. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values--Indebtedness to the General Partner". Each Partnership is currently liable only for payment of its own debts. Existing credit arrangements for the Partnerships have been in the form of oil and gas loans from the General Partner with interest payable quarterly at the General Partner's cost of borrowing which is currently at 3/4% over the prime rate of interest.

    Based on past experience, the General Partner is confident, although it presently has no commitments, that it can refinance existing Partnership loans and obtain any other financing upon more favorable terms as a result of the increased size of the Consolidated Partnership compared to the existing Partnerships as well as the lower transactional and administrative costs anticipated in connection with arranging and supervising loans to the Consolidated Partnership. Nevertheless, there can be no assurance that any such refinancing will be obtained.

    Like the existing Partnerships, the Consolidated Partnership, to further its business purposes, may borrow money, on either a secured or unsecured basis, and grant security interests in its assets, including its interests in oil and gas production and the proceeds of such production. Such borrowings may be used for all Consolidated Partnership purposes, including development drilling. Third party borrowing, if any, will be sought primarily from commercial banks, although advances from gas pipeline companies may be utilized. Such borrowing would ordinarily be secured by the Consolidated Partnership's producing properties. Except under certain circumstances as described under "--Proposed Activities--General," no Consolidated Partnership borrowing will be used to fund additional property purchases. See "--Proposed Activities--General" and "--Other Partnership Operations" above.

    Unitholders would not be individually liable for the repayment of any such indebtedness. The repayment of the principal amount of such borrowings will be allocated to the General Partner and the Unitholders in the same manner as the cost of the operations to which the borrowed funds were applied would have been allocated had they been paid for out of Consolidated Partnership capital without borrowing. All interest charges and similar costs and expenses of Consolidated Partnership borrowings will be allocated in the same manner as Operating Costs.

    If financing is unavailable on favorable terms, it may be desirable to use Consolidated Partnership revenues for development purposes. The use of Consolidated Partnership cash to pay such costs or to amortize indebtedness would defer distributions of cash to the Unitholders. The extent of such deferral will depend upon the terms of any loans actually obtained. Moreover, during the term of such borrowings, the Unitholders' share of the taxable income of the Consolidated Partnership may be greater than the net cash available for distribution to them. Notwithstanding the foregoing, the maintenance of a continuous cash flow to the Unitholders is one of the principal objectives of the Consolidated Partnership. There can be no assurance that the Consolidated Partnership will be able to borrow upon satisfactory terms, however.

    Any loans made to the Consolidated Partnership by the General Partner will bear interest at the lesser of (I) the General Partner's interest cost from time to time during the terms of such loans, (ii) the rate which would be charged to the Consolidated Partnership on comparable loans for the same purpose by unrelated banks (without reference to the General Partner's financial abilities or guarantees) or (iii) the maximum lawful rate. The General Partner will not receive points or other financing charges or fees, regardless of amount, on any loans made to the Consolidated Partnership. The Consolidated Partnership will not lend money to the General Partner or its affiliates.

    The General Partner may advance and disburse funds for the payment of bills and invoices for costs of Consolidated Partnership operations, and, in such event, will reimburse itself from the Consolidated Partnership account for such expenditures. The General Partner also will be reimbursed for an allocable portion of its Direct and Administrative Costs attributable to Consolidated Partnership activities. See "--Compensation--Advances and Disbursements" below.

    The General Partner expects to obtain the funds to pay its share of costs from corporate assets and profits, Consolidated Partnership income allocated to its account and, if necessary, from the proceeds of corporate borrowings from third parties. The General Partner may pledge its interests in the Consolidated Partnership to secure such borrowings. However, the General Partner may not pledge any Consolidated Partnership properties as security for loans to the General Partner and may not pledge the Units of any Unitholder or the Interests of any limited partner without his consent.

Transfer of Units

    Consolidated Partnership Units may only be transferred in accordance with the terms of the Articles and applicable federal and state securities laws. Except for gifts and transfers by operation of law or to the General Partner, no transfer may be made unless the transferor assigns all of his Units or both the transferor and the transferee will own Units having an original exchange value of $2,500 ($2,000 for IRAs and Keogh Plans) after such transfer. (See Article 8 of the Articles and "TAX

ASPECTS--Participation in the Consolidated Partnership--Sale of Consolidated Partnership Units" and "--Tax Consequences to Transferees of Units".) In addition, the General Partner has the right to refuse to recognize any transfer of Units if it believes that such transfer occurred on a secondary market or the substantial equivalent thereof. The General Partner will recognize an assignment of Units as of the last day of the calendar quarter following receipt of notice of such assignment and any required documentation, including documents providing information required under the Internal Revenue Code such as the name, address and taxpayer identification number of the transferee; the amount of Units to be acquired by the transferee; the date on which such Units are to be acquired; and whether or not the transferee can make the representations, warranties, certifications, covenants, agreements and designations set forth in Section 10.1 of the Articles.

    With the consent of the General Partner, the transferee of Units may become a substituted or additional limited partner of the Consolidated Partnership whether or not his transferor was such a limited partner, but must reimburse the Consolidated Partnership for filing fees and other expenses of the substitution or addition. While the General Partner may withhold such consent in certain circumstances (e.g., if the Consolidated Partnership's tax status would be jeopardized), the economic benefits of ownership of Units may, in general, be transferred or assigned without regard to whether the General Partner has consented, unless the transfer occurred on a secondary market or the substantial equivalent thereof. (See Section 8.3 of the Articles.) The General Partner may refuse to recognize any transfer of Units if it believes that such transfer occurred on a secondary market or the substantial equivalent thereof. See "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships."

    California and Missouri limited partners are now and will continue to be subject to the following additional restrictions on transfer.

    In California:

    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR AN INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

    LIMITED PARTNERS SHOULD BE AWARE THAT THE VOTING RIGHTS GRANTED TO LIMITED PARTNERS PURSUANT TO THE PROVISIONS OF ARTICLE 8 OF THE ARTICLES OF LIMITED PARTNERSHIP ANNEXED HERETO AS APPENDIX B ARE NOT IDENTICAL TO THE VOTING RIGHTS OF LIMITED PARTNERS DESCRIBED IN RULE 260.140.128.2 PROMULGATED BY THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA.


    THESE SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF CALIFORNIA UNLESS THE PURCHASER HAS A MINIMUM NET WORTH OF (1) SEVENTY-FIVE THOUSAND DOLLARS ($75,000), EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES, OR, IN THE ALTERNATIVE, (2) A MINIMUM NET WORTH OF TWENTY-FIVE THOUSAND DOLLARS ($25,000), EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES, AND TWENTY THOUSAND DOLLARS ($20,000) GROSS ANNUAL INCOME.


    In Missouri:

    THESE SECURITIES ARE NOT ELIGIBLE FOR ANY TRANSACTIONAL EXEMPTION UNDER THE MISSOURI UNIFORM SECURITIES ACT (SECTION 409.402(b)). UNLESS THESE SECURITIES ARE REGISTERED UNDER THE ACT THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MISSOURI (SECTION 409.301).

Right of Presentment

    Limited partners of the Consolidated Partnership, but not other Unitholders, will have the right to present their Units to the General Partner for purchase at the times described below and subject to the following conditions and limitations. The General Partner will not purchase less than all of a limited partner's Units, but may waive this requirement in the General Partner's sole discretion.

    Within 90 days after the Consolidation transaction is completed and not later than April 30th of every year thereafter the General Partner will mail a notice setting forth the purchase price for Units to each limited partner who has, since the previous January 1st, notified the General Partner of a desire to present his Units to the General Partner for purchase (provided, however, that the initial mailing will be sent to all limited partners). The notice will include a summary of the reports of the Independent Experts referred to below, the asset and liability items considered in determining the purchase price, an explanation of how the purchase price was calculated and a form of assignment. A limited partner may elect to sell his Units by returning an executed form of assignment to the General Partner within 30 days after the mailing date of the notice. Units will be paid for in cash within 60 days following receipt by the General Partner of the executed and completed form of assignment and such purchases will be considered effective upon payment of the purchase price. A limited partner may rescind the sale of his Units within 15 days from the date his form of assignment is mailed by giving a written rescission notice to the General Partner.

    The purchase price will be based upon the limited partners' indirect interest in a share of the net assets and liabilities of the Consolidated Partnership calculated as of the preceding December 31st (the "Determination Date"), which will include the sum of (I) an amount based on the discounted present value of future net revenues from the Consolidated Partnership's proved developed reserves and proved undeveloped reserves, as described below, plus
(ii) cash on hand, plus (iii) prepaid expenses and accounts receivable (discounted, if appropriate), less a reasonable amount for doubtful accounts, plus (iv) the estimated market value of all assets not separately specified above, determined in accordance with standard industry valuation procedures. Proved developed reserves are those quantities of crude oil, natural gas and natural gas liquids which can be expected, with little doubt, to be recovered from existing wells using existing equipment and operating methods and include proved developed producing reserves, which are expected to be produced from one or more existing completion zones open for production in an existing well, and proved developed non-producing reserves, which exist behind the casing or at minor depths below the present depth of such wells, which are expected to be produced through these wells in the predictable future, where the cost of making such oil and gas available for production is relatively small compared to the cost of a new well. Proved undeveloped reserves are reserves which are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. All such classifications are included within the broader definition of proved reserves.

    An amount equal to all debts, obligations and other liabilities, including accrued expenses, of the Consolidated Partnership, attributable to the capital accounts of the Unitholders will be deducted from the foregoing sum. Any distributions to Unitholders between the Determination Date and the date of the calculation will also be deducted; provided, however, that if any cash distributed was derived from the sale of oil or gas production or a producing property subsequent to the Determination Date, such distributions shall be discounted at the same rate used to take into account the risk factors employed to determine the value of the Consolidated Partnership's proved reserves, as set forth below.

    The Consolidated Partnership will engage an Independent Expert to estimate the future net revenues attributable to the Consolidated Partnership's interest in proved developed reserves and proved undeveloped reserves. The Independent Expert may employ price and cost data and assumptions furnished by the General Partner in making these estimates. The existing Partnership Agreements currently provide that the Independent Expert estimates performed for each Partnership will include either those properties generating a significant amount (i.e., 80%) of the Partnership's aggregate revenues or substantially all of such revenues. The independently prepared estimate of Consolidated Partnership properties will evaluate those Consolidated Partnership properties generating substantially all of the Consolidated Partnership's aggregate revenues. The General Partner's staff engineers will estimate the future net revenues attributable to the balance of the Consolidated Partnership's properties employing the same parameters as are employed by the Independent Expert.

    As in the Partnership Agreements, the amount attributable to Consolidated Partnership reserves will be deemed to be 70% of the estimated future net revenues of proved developed producing reserves and the "appraised value" of all other proved reserves. A discount for risk reasonably determined by the Independent Expert after review and approval by the General Partner and after taking into account the nature and quality of such oil and gas interests will be applied to the Consolidated Partnership's proved developed non-producing reserves and proved undeveloped reserves in arriving at "appraised value". It is the General Partner's policy that the discount for risk will not exceed 30% except in those instances in which the General Partner and the Independent Expert determine that a higher discount rate is appropriate because (a) such non-producing reserves were originally acquired by a participating Partnership at a price which included a discount in excess of 30%, or (b) generally accepted industry practice would require a higher discount rate because of the geographic area in which such non-producing reserves are located or the nature of the wells from which such non-producing reserves would be produced. The amount so determined will be adjusted by the General Partner for estimated changes from the Determination Date to the date of the calculation of the purchase price to account for (a) production or sale of, or additions to, reserves and lease and well equipment, the sale or abandonment of leases and similar matters occurring after the Determination Date, and (b) the occurrence of any of the following events prior to the calculation: changes in well performance, increases or decreases in the market price of oil or gas, revision of regulations relating to oil imports, changes in income, ad valorem and other tax laws (e.g., material variations in the provisions for depletion or minimum tax payments) and similar matters. The share of the amount attributable to Consolidated Partnership future net revenues allocable to a particular Unitholder's Units will then be determined and the result discounted to present worth using an interest rate not in excess of 1% over the then prime interest rate announced by Texas Commerce Bank to its most preferred commercial customers.

    Because of the difficulty in accurately estimating oil and gas reserves, the purchase price may not reflect the full value of the properties to which it relates. Such estimates are merely appraisals of value and may not correspond to realizable value. Furthermore, the sale of Units will be a taxable event, and gain or loss generally will be recognized for federal income tax purposes.

    Although the General Partner's obligation to purchase presented Units constitutes a binding contractual commitment, the General Partner's ability to meet it will, as a practical matter, depend upon its available working capital and its ability to arrange financing for such purposes. Thus, there can be no assurance that the General Partner will have sufficient liquid assets and borrowing capacity available to meet its obligation. If, for any reason, less than all Units presented at any one time are to be purchased, the Units to be purchased will be selected by lot.

    Under the Articles, should the obligation of the General Partner to purchase Units pursuant to the foregoing right of presentment be determined to be in violation of any existing or future laws or legislation or to jeopardize the classification of the Consolidated Partnership under federal tax laws, such obligation will be eliminated to the extent inconsistent therewith.

    Under the Articles, the General Partner's obligation to purchase Units pursuant to the limited partners' right of presentment may be discharged by payment of the purchase price to a presenting limited partner by the General Partner, by an affiliate of the General Partner or by a broker-dealer or other person. The Units of the presenting limited partner will be transferred to the party selected by the General Partner who pays for them. Only the General Partner, however, is obligated to purchase Units presented by limited partners. The General Partner or other party paying for presented Units will participate in the Consolidated Partnership to the extent of its purchase of such Units in the same manner as if the General Partner or such other party were a substituted limited partner holding such Units. See "--Transfer of Units" above.

    If the Units are listed on a stock exchange or included for quotation on NASDAQ or a trading market otherwise develops (none of which events is anticipated to occur or is likely to occur in the absence of a vote to amend the Articles), no further purchase offers for Units will be made and no Units presented by limited partners will be accepted for purchase by the General Partner.

    The Partnership Agreements of all but six Partnerships give their limited partners the right to present their Interests for purchase on substantially the same terms and conditions as those set forth above. The Partnership Agreements of each of the other six Partnerships (i.e., those formed in Enex Oil & Gas Income Programs V and VI) instead provide that during the sixth year after the commencement of Partnership operations and at least every two years thereafter during the term of the Partnership, the General Partner will submit to a vote of the limited partners a proposal to sell all of the Partnership's properties and to dissolve and liquidate the Partnership. The Articles governing the
Consolidated Partnership do not similarly require the General Partner to regularly submit a liquidation and dissolution proposal to a vote of the limited partners. However, in the General Partner's opinion, the prices yielded by the presentment formula will closely approximate the estimated fair market values of Partnership properties as determined by Gruy (which is intended to be an approximation of the prices for which Partnership properties could be sold), since Gruy's valuation methods also include escalated oil and gas prices, discounted present values of oil and gas reserves, and a flat 25% discount for all proved, developed reserves, with additional discounts based on the particular features of the property being evaluated.

No Assessments

    No calls or assessments for funds will be sought from the Unitholders and expenses of the Consolidated Partnership will be paid from the capital of the Consolidated Partnership, Consolidated Partnership revenues and the financing arrangements the General Partner makes for the Consolidated Partnership. See "Proposed Activities--Financing" above.

Participation in Costs and Revenues

    General Cost and Revenue Sharing Percentages: Under the existing Partnership Agreements, net revenues earned by the Partnerships (i.e., after payment of Direct Costs, Administrative Costs, Operating Costs, interest on loans and other costs and expenses incurred by the Partnerships) are generally allocated 10% to the General Partner and 90% to the limited partners (including the General Partner with respect to the Interests it owns). According to the Partnership Agreements of most of the Partnerships, at certain dates the General Partner will forego its 10% revenue interest if the purchase price of the limited partner Interests plus the distributions they have received does not equal their initial subscriptions (the "Deficiency Date"). The General Partner has already foregone its 10% interest in Enex Program I Partners, L.P., Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9, L.P. and Enex Oil & Gas Income Program II-10, L.P. Deficiency Dates for the other programs are as follows:

     Enex Oil & Gas Income Program III            May 11, 1998
     Enex Oil & Gas Income Program IV             May 16, 2000
      Enex Income & Retirement  Fund              December 31, 1997
     Enex 88-89 Income  and  Retirement  Fund     February  28,  2000
     Enex  90-91  Income  and Retirement Fund     October 4, 2001

In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns until the Deficiency Dates to be valued in the same manner as the outstanding Interests in the affected Partnerships. The fair market value of its proved oil and gas reserves (as prepared by Gruy) was scheduled by year. The fair market value for each year and partial year until the Deficiency Date was summed and the result multiplied by 10%. This procedure was done for each Partnership. The aggregate fair market value attributable to the General Partner's revenue interest at September 30, 1996 is 472,056 or 3.03% of the aggregate exchange value of $15,567,279. Table I below shows the exchange values of the General Partner's percentage shares of Partnership net revenues.

                                     TABLE I

        EXCHANGE VALUE ATTRIBUTABLE TO GENERAL PARTNER'S REVENUE INTEREST


                                                                             GP's
                                    Percentage        Exchange Value     Percentage          General
                                 of Consolidated     Attributable to  of Partnership's      Partner's
               Exchange              Exchange          GP's Revenue       Exchange          Percentage
 Partnership     Value                Value            Interest (1)         Value           Share (2)
             ---------------     -----------------  ----------------  ------------------  ------------
                  (a)                  (b)                 (c)             (d=c/a)           (e=bxd)


     100         $4,652,447           29.89%                -                 0.00%           0.00%

     207            844,553            5.43%                -                 0.00%           0.00%
     208            627,241            4.03%                -                 0.00%           0.00%
     209            374,603            2.41%                -                 0.00%           0.00%
     210            470,441            3.02%                -                 0.00%           0.00%

     301            282,128            1.81%           $6,254                 2.22%           0.04%
     302            406,843            2.61%            9,019                 2.22%           0.06%
     303            614,065            3.94%           13,748                 2.24%           0.09%
     304            250,608            1.61%            2,070                 0.83%           0.01%
     305            213,954            1.37%            7,742                 3.62%           0.05%
     306            240,471            1.54%            8,616                 3.58%           0.06%
     307            168,977            1.09%            6,081                 3.60%           0.04%
     308            210,734            1.35%            7,620                 3.62%           0.05%

     401            141,193            0.91%            7,942                 5.62%           0.05%
     402            105,659            0.68%            5,911                 5.59%           0.04%
     404            175,544            1.13%            7,883                 4.49%           0.05%
     405            280,767            1.80%           16,705                 5.95%           0.11%
     406            176,303            1.13%           11,600                 6.58%           0.07%
     407            251,884            1.62%           12,535                 4.98%           0.08%

     051            263,058            1.69%           25,869                 9.83%           0.17%
     052            183,193            1.18%           18,319                10.00%           0.12%
     053            173,494            1.11%           17,349                10.00%           0.11%
     054            927,075            5.96%           92,707                10.00%           0.60%
     055            621,522            3.99%           60,019                 9.66%           0.39%

     601            488,829            3.14%           48,922                10.00%           0.31%

     501            241,122            1.55%            2,508                 1.04%           0.02%
     502            290,996            1.87%            3,040                 1.04%           0.02%
     503            183,522            1.18%            3,195                 1.76%           0.02%

     525             92,548            0.59%            4,701                 5.08%           0.03%
     526            119,436            0.77%            4,480                 3.75%           0.03%
     527            336,454            2.16%           10,524                 3.13%           0.07%

     531            396,813            2.55%           16,908                 4.26%           0.11%
     532            175,048            1.12%           10,443                 5.97%           0.07%
     533            585,754            3.76%           29,346                 5.01%           0.19%

             ===============        ========      ===============                       ===========
   Totals       $15,567,279             100%            $472,056                              3.03%
             ===============        ========      ===============                       ===========

              * See Table A for a list of the full names of the Partnerships. See notes on following page.

(1) According to the Partnership Agreements of most of the Partnerships, at certain dates the General Partner will forego its 10% revenue interest if the purchase price of the limited partner Interests plus the distributions they have received does not equal their initial subscriptions (the "Deficiency Date"). The General Partner has already foregone its 10% interest in Programs I and II. Deficiency Dates for the other programs are as follows:

             Program  III                              May 11, 1998
             Program IV                                May 16, 2000
             Enex Income and Retirement Fund           December 31, 1997
             88-89 Enex Income and Retirement Fund     February 28, 2000
             90-91 Enex Income and Retirement Fund     October 4, 2001

Therefore, in order to determine the fair market value of the General Partner's revenue interest in each Partnership, the fair market value of its proved oil and gas reserves (as prepared by Gruy) was scheduled by year. The fair market value for each year and partial year until the Deficiency Date was summed and the result multiplied by 10%. This procedure was done for each Partnership. The aggregate fair market value attributable to the General Partner's revenue interest is $472,056 or 3.03% of the aggregate exchange value of $15,567,279.

(2)  Represents  the  General   Partner's  revenue  share  in  the  Consolidated
     partnership.

For each participating Partnership, the exchange value of the General Partner's net revenue sharing percentage will be converted into a proportionate allocation of Consolidated Partnership net revenues to the General Partner rather than into Units. For example, if Enex Oil & Gas Income Program V - Series 3, L.P. is a participating Partnership and the exchange value of its net assets represents 1.19% of the aggregate exchange value of the net assets received by the Consolidated Partnership in the Consolidation (exclusive of the exchange value of liabilities to the General Partner and Interests acquired pursuant to the Exchange Offer), then the General Partner will receive a .12% sharing percentage in the Consolidated Partnership's revenues and expenses (10% of 1.19%).

    If all of the Partnerships participate in the Consolidation, the Consolidated Partnership's net revenues will be allocated 3.03% to the General Partner and 96.68% to the Unitholders (including the General Partner with respect to the Units it owns). The share of the Consolidated Partnership's net revenues to be allocated to the General Partner in accordance with the foregoing explanation is referred to in this Prospectus/Proxy Statement as the "General Partner's Percentage Share."

    All but one of the existing Partnership Agreements provide that upon the limited partners' receipt of aggregate Partnership distributions equal to (or in certain cases equal to twice) their subscriptions to the Partnership, the General Partner's net revenue sharing percentage will increase to 15%. Although there is little likelihood of the increase occurring in the foreseeable future for all but two of the Partnerships, the General Partner has decided to forego this potential increase in its share of Partnership net revenues in order to provide further benefit to the limited partners of those Partnerships. Accordingly, no exchange value has been assigned to the General Partner's right to a potential increase in its share of the net revenues of certain Partnerships. Following the Consolidation, costs and revenues will no longer be allocated to each Partnership. Instead each Unitholder will receive a pro rata share of the Unitholders' aggregate share of the net revenues of the Consolidated Partnership.

    Particular Allocations: The costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships, as well as the costs of organizing the Consolidated Partnership and the costs of the Consolidation itself, will be borne by the Consolidated Partnership and allocated in accordance with the general cost and revenue sharing percentages described above, except that the General Partner will bear the costs allocable to non-participating Partnerships. Included are legal, accounting and engineering fees, a share of the Administrative Costs of the General Partner and its affiliates, duplicating, printing and mailing costs, filing fees and other incidental costs and expenses.

    Direct Costs, Administrative Costs, Operating Costs, expenses of drilling, completing and equipping (or plugging and abandoning) development wells, other expenses incurred in connection with Consolidated Partnership business and revenues (other than proceeds of sales of properties) will also be allocated in accordance with the general cost and revenue sharing percentages described above.

    Anything to the contrary notwithstanding, the repayment of borrowings (exclusive of interest) assumed by the Consolidated Partnership upon the acceptance of the assets and liabilities of the participating Partnerships and borrowings (exclusive of interest), the proceeds of which are used to acquire producing properties (see "--Proposed Activities--Reinvestment of Revenues and Proceeds"), shall be made exclusively out of the share of Consolidated Partnership net revenues allocated to the Unitholders (including the General Partner with respect to the Units it owns).

    Generally, gain from the sale of a Consolidated Partnership property shall first be allocated to the General Partner in such amount, if it is available, as will result in the General Partner having been allocated the General Partner's Percentage Share of the aggregate net proceeds from all sales of Consolidated Partnership property allocated to such point. The balance of the gain, if any, shall be allocated to the General Partner and the Unitholders, (including the General Partner with respect to the Units it owns) in accordance with the general cost and revenue sharing percentages described above. Losses incurred by the Consolidated Partnership in connection with sales of property will be allocated to the Unitholders (including the General Partner with respect to the Units it owns) in proportion to their respective interests in the book value of the property sold (i.e., generally in proportion to capital account balances).

    If there is a loss on a sale or insufficient gain from a sale to permit the General Partner's Percentage Share of the aggregate amount of net proceeds of the sale to be allocated to the General Partner, the General Partner will be specially allocated additional gain from subsequent sales of Consolidated Partnership property, if any, to make up the difference. If the General Partner is allocated additional gain from a subsequent sale to make up any such difference, the General Partner will be allocated more than the General Partner's Percentage Share of the net proceeds from such subsequent transaction, but only to the extent necessary to eliminate any cumulative difference between the General Partner's Percentage Share of aggregate Consolidated Partnership net proceeds of sale through such time and the amount actually allocated to the General Partner through such time.

    However, if property is sold for the purpose of providing funds to acquire other properties and prior to the closing for the sale of such property the General Partner has earmarked the property to be sold for such purposes, then any gain resulting from the sale of such property will be allocated exclusively to the Unitholders.

    The General Partner will be allocated the costs and revenues attributable to the Units it owns, determined in the same manner as for other Unitholders.

    All allocations described above are subject to adjustment upon the withdrawal of properties by the owner of a selling Unitholder's Units as described below in "--Summary of the Articles of Limited Partnership--Exchange for Assets".

    The General Partner may reduce the General Partner's Percentage Share and correspondingly increase the net revenue interest of the Unitholders if required by law in order for the General Partner or its affiliates to participate in transactions with the Consolidated Partnership.

    Allocation of Costs and Revenues Among Unitholders: The General Partner and the limited partners of each participating Partnership will be allocated a pro rata portion of the exchange value of their Partnership's net assets based upon the balances in the Partners' capital accounts in accordance with the dissolution provisions of the Partnership Agreement of each Partnership. The General Partner's capital account will also be credited with an amount equal to the amount owed it by such Partnership in exchange for the General Partner's cancellation of the indebtedness. The resulting values will be used in determining each Partner's share of the Consolidated Partnership's capital and the amount of Units distributable to him. Except for the special allocations described in the next paragraph, the Unitholders' share of revenues, gains, costs, expenses, losses and other charges and liabilities will be credited and charged among them pro rata according to their holdings of Units.

    The Articles provide for the special allocation of cost recovery (depletion and depreciation) deductions and of taxable gain or loss to the Unitholders contributing property to the Consolidated Partnership (i.e., the assets of their participating Partnerships) to take into account, generally, the difference between the fair market value of the property and the adjusted tax basis of such property at the time of contribution. As part of this special allocation, any recaptured income resulting from the sale of such properties will be allocated first to the contributing Unitholders to the extent of the special allocation of gain referred to in the previous sentence and the balance, if any, will be allocated among all Unitholders in accordance with the allocations described above. See "TAX ASPECTS--Participation in the Consolidated Partnership--Allocations to Partners" for a discussion of such special allocations.

    Estimated Expenses: The General Partner estimates that Direct and Administrative Costs allocable to the Consolidated Partnership for its first 12 months of operation will be approximately $775,000 if the minimum number of Partnerships participate in the Consolidation (representing approximately 7.8% of aggregate Consolidated Partnership exchange value of $10,000,000) and approximately $1,100,000 if all of the Partnerships participate in the Consolidation (representing 6.6% of aggregate Consolidated Partnership exchange value). (If more than the minimum number of Partnerships participate, costs and expenses will be higher on an absolute basis, but in view of economies of scale, not proportionately so.) The General Partner estimates that the components of such allocable amounts for a Consolidated Partnership formed with $10,000,000 and $15,567,279 of exchange value (exclusive of the exchange value attributable to Interests exchanged for Units pursuant to the Exchange Offer), respectively, will be as follows:

                                     TABLE J

              ESTIMATED EXPENSES FOR FIRST 12 MONTHS OF OPERATIONS

                                               Minimum                Maximum
Administrative Costs:                          Program               Program
Accounting                                    $126,000               $179,000
Administration                                 100,000                142,000
Data Processing                                 25,000                 36,000
Engineering                                    122,000                173,000
Investor Relations                              19,000                 27,000
Land                                            30,000                 43,000
Directors' Fees                                 31,000                 44,000
Equipment & Maintenance                         30,000                 42,000
Insurance                                        2,000                  3,000
Office Expenses                                 19,000                 27,000
Postage                                         16,000                 22,000
Phone                                            7,000                 10,000
Printing                                        12,000                 17,000
Rent                                            62,000                 88,000
Taxes & Fees                                    37,000                 53,000
Travel & Entertainment                           8,000                 11,000
                                             ---------            -----------
Subtotal - allocated expenses                  646,000                917,000
                                              --------             ----------

Direct Costs:
Audit & Tax Fees                                60,000                 85,000
Filing Fees                                      2,000                  3,000
Legal Fees                                      35,000                 50,000
Reserve Reports                                 32,000                 45,000
                                              --------             ----------
Subtotal - direct expenses                     129,000                183,000
                                              --------             ----------


TOTAL                                         $775,000             $1,100,000
                                              ========             ==========



See "--Compensation--Direct and Administrative Costs" below for a discussion of the procedures followed to determine the amounts of Administrative Costs to be allocated to the Consolidated Partnership. Although the General Partner has prior experience in organizing and operating income program partnerships, the Direct Costs and Administrative Costs to be allocated and incurred by the Consolidated Partnership, as indicated above, are only estimates and actual results may vary.

Compensation

    For its management services, the General Partner has received, from all Partnerships, partnership revenue interests, reimbursement of offering costs and reimbursement of Direct and Administrative Costs actually incurred. Such amounts are shown in Tables H-1 and H-2 above.

    After commencement of the Consolidated Partnership's operations, the General Partner or its affiliates will receive compensation from the Consolidated Partnership substantially identical to the corresponding items of compensation the General Partner currently receives from the Partnerships, except that the General Partner's share of costs and revenues will be a blended sharing percentage as described above in "--Participation in Costs and Revenues--General Cost and Revenue Sharing Percentages" and will not increase at payout. These compensation arrangements may be considered to be less favorable to the General Partner than the provisions of certain of the Partnership Agreements in that the General Partner's right to an increase in its general partner revenue interest upon payout to the limited partners (although not anticipated to occur in the foreseeable future) is being waived, and this potential increase will be given no value in determining the amount of Units to which the General Partner will be entitled pursuant to the Consolidation.

    Interest in Properties: The General Partner will receive the percentages of the revenues derived from the sale of production from oil and gas properties, including any development wells drilled by the Consolidated Partnership and the proceeds from the sale of Consolidated Partnership property and will be allocated the percentages of Operating Costs, Direct Costs, Administrative Costs, the cost of development wells drilled by the Consolidated Partnership and associated interest expenses and other costs and revenues described in "--Participation in Costs and Revenues". To the extent that the General

Partner's share of revenues and proceeds of sale exceeds its share of costs and expenses, the General Partner will have received compensation.

    Direct and Administrative Costs: The General Partner will be reimbursed for the Unitholders' share (including the portion thereof attributable to Units owned by the General Partner) of all Direct Costs and Administrative Costs
incurred on behalf of the Consolidated Partnership. The portion of Administrative Costs allocable to the Consolidated Partnership will be computed on a cost basis in accordance with generally accepted accounting principles or standard industry practices which may be in effect by allocating the time spent by the General Partner's personnel among all projects conducted by the General Partner for its own account, joint ventures or other affiliated limited partnerships, and by allocating rent and other overhead on the basis of relative direct time charges.

    The Articles require that the Consolidated Partnership obtain annually from its independent public accountants, for inclusion in its annual report, a written attestation that the method used to make such allocations was consistent with the method described in this Prospectus/Proxy Statement and that the total amount of costs allocated did not materially exceed the amounts actually incurred by the General Partner. The accountants will not opine on either the necessity of any costs incurred by the General Partner or the fairness of the allocation of such costs to the Consolidated Partnership. See Section 7.3 of the Articles.

    Reimbursement of such costs to the General Partner will include a portion of the salaries of its officers and employees allocated as described above. Salaries of "controlling persons" of the General Partner (directors, executive officers and 5% shareholders) will not be reimbursed as Administrative Costs. To the extent that such persons provide actual professional services to the Consolidated Partnership (i.e., property selection or management, preparation of reserve or financial information, etc.) directly related to Consolidated Partnership operations, salaries of certain executive officers, excluding the President of the General Partner, may be reimbursed as a Direct Cost; provided, however, that the total annual reimbursement for all such officers' salaries shall not exceed an amount equal to .4% of aggregate capital contributions to the Partnerships that participate in the Consolidation. The reimbursement described above is without regard to the profitability of the Consolidated Partnership, and, to the extent it includes a portion of such salaries, may be deemed compensation to the General Partner. Direct Costs and Administrative Costs shall not include any item of expense incurred by the General Partner acting as operator of producing Consolidated Partnership properties. See "--Operating Costs" below.

    Operating Costs: When acting as the operator of Consolidated Partnership properties, the General Partner will not receive any compensation but will be reimbursed for actual costs and expenses incurred in providing such services, including a charge for allocable Direct Costs and Administrative Costs. In circumstances in which the General Partner does not act as operator of a Consolidated Partnership property, the General Partner will not charge the Consolidated Partnership any direct fees for monitoring well operators, but will be entitled to reimbursement only of those related expenses, including Direct Costs and Administrative Costs, actually incurred by it.

    Advances and Disbursements: In many instances, the General Partner will advance and disburse monies for the payment of Direct Costs incurred in connection with Consolidated Partnership operations, and will be reimbursed by the Consolidated Partnership for such expenditures. Such procedures are consistent with standard oil industry practice and will be reviewed by a firm of independent public accountants in connection with their examination of the financial statements of the Consolidated Partnership and the provision of the attestation described above. The General Partner will be reimbursed for an allocable portion of its Administrative Costs attributable to such activities, as described above.

    Other Benefits: To the extent the General Partner incurs expenses for which it is reimbursed by the Consolidated Partnership, it may be deemed to have received a benefit. Any interest charged on loans to the Consolidated Partnership by the General Partner may be considered additional compensation.

Management

    The General Partner was incorporated in Colorado in 1979 and reincorporated under the laws of the State of Delaware on June 30, 1992. The General Partner maintains a principal operating office at Suite 200, Three Kingwood Place, Kingwood, Texas 77339; telephone (713) 358-8401. At July 1, 1996, the General Partner and its subsidiary, Enex Securities Corporation, had 24 full-time employees.

    Officers, Directors and Key Employees: The officers, directors and key employees of the General Partner are:

    Gerald B. Eckley. Mr. Eckley, age 70, has served as a director, President and Chief Executive Officer of the General Partner since its formation in 1979. He was employed by Shell Oil Company from 1951 to 1967 and served in managerial capacities from 1959 to 1967. From 1967 to 1969, he was Director of Fund Raising at the University of Oklahoma and from 1969 to 1971, was Vice President of Land and Operations for Imperial American Management Company. In 1971, Mr. Eckley was a petroleum consultant and in 1972-1973 was General Counsel and Executive Director of the Oil Investment Institute. From 1973 to 1974, he was Manager of Oil Properties, Inc. and from 1974 to 1976, was Vice President, Land and Joint Ventures for Petro-Lewis Corporation. From 1977 to August of 1979, Mr. Eckley was President of Eckley Energy, Inc., a company engaged in purchasing and selling oil and gas properties. Mr. Eckley received an LLB degree from the University of Oklahoma in 1951 and a Juris Doctor degree from the University of Oklahoma in 1970.

     Robert E. Densford. Mr. Densford, age 38, was appointed a director of the General Partner on September 11, 1991. He joined the General Partner as Controller on May 1, 1985 and became Vice President-Finance, Secretary and Treasurer on March 1, 1989. From January 1983 to April 1985, he was a Senior Accountant for Deloitte Haskins & Sells in Houston, Texas, auditing both closely held and publicly owned oil and gas companies. From September 1981 to December 1982, he was a staff accountant for Coopers & Lybrand in Houston. Mr. Densford is a C.P.A. and holds a B.B.A. degree in Accounting and an M.S. degree in Oil and Gas Accounting, Magna Cum Laude, from Texas Tech University and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

    Robert D. Carl, III. Mr. Carl, age 42, was appointed a director of the General Partner on July 30, 1991, and is a member of the General Partner's Audit Committee. He is President, Chief Executive Officer and Chairman of the Board of Health Images, Inc., a public company whose securities are traded on NYSE, which provides fixed site magnetic resonance imaging ("MRI") services. Mr. Carl is also President of Life Funding Corporation, a firm engaged in the viatical settlements business. He is a trustee of Franklin and Marshall College in Lancaster, Pennsylvania. From 1978 to 1981, Mr. Carl also served as President of Carl Investment Associates, Inc., a registered investment advisor. In 1981 Mr. Carl joined Cardio- Tech, Inc., as general counsel and as an officer and director. Upon the sale and reorganization of Cardio-Tech, Inc. into Cardiopul Technologies in 1982, he served as its Executive Vice President and as a director. In March, 1985 he was elected President, Chief Executive Officer and Chairman of Cardiopul Technologies which spun off its non-imaging medical services business and changed its name to Health Images, Inc. Mr. Carl received a B.A. in History from Franklin and Marshall College, Lancaster, Pennsylvania in 1975 and a J.D. from Emory University School of Law, Atlanta, Georgia in 1978. Mr. Carl is a Trustee of Franklin and Marshall College and is a member of the State Bar of Georgia.

    On January 4, 1996, the Securities and Exchange Commission ("SEC") filed a complaint in the United States District Court for the District of Columbia against Mr. Carl alleging that Mr. Carl violated Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"), and Rules 16a-2 and 16a-3 (and former Rule 16a-1) thereunder, by failing to timely file reports concerning thirty-eight securities transactions in his mother's brokerage accounts involving shares of Health Images, Inc. stock. The SEC took the position that because Mr. Carl (1) provided substantial financial support to his mother, (2) commingled his mother's assets with his own, (3) provided a substantial portion of the funds used to purchase the shares in question, and (4) received from his mother a substantial portion of the sales proceeds, he, therefore, had a pecuniary interest in, and was a beneficial owner of, the shares in question.

    In response to the SEC's action, Mr. Carl disgorged to Health Images, Inc. approximately $92,400 in short-swing profits from the trading in his mother's account, plus interest thereon of approximately $52,600. The SEC further requested the court to impose a $10,000 civil penalty against Mr. Carl pursuant to Section 21(d)(3) of the Exchange Act. Without admitting or denying the allegations in the complaint, Mr. Carl consented to the entry of a final judgment imposing the $10,000 penalty. On January 12, 1996, a federal judge entered the final judgment in this matter, and Mr. Carl has since filed amended reports on Forms 4 and 5 reflecting these transactions in his mother's accounts.

    In relation to the same matter, the SEC has issued an administrative order pursuant to Section 21C of the Exchange Act against Mr. Carl, finding that he violated Section 16(a) and the rules thereunder and requiring him to cease and desist from committing or causing any violation or future violation of those provisions. Without admitting or denying allegations in the SEC's Order, Mr. Carl consented to the entry of the Order.

    Martin J. Freedman. Mr. Freedman, age 71, was one of the General Partner's founders and a member of its Board of Directors as well as a board member of Enex Securities Corporation until June 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the General Partner's Compensation and Options Committee. He is currently President of Freedman Oil & Gas Company, engaged primarily in the management of its exploration and producing properties, and the managing partner of Martin J. Freedman & Company which has an interest in approximately one hundred producing oil and/or gas wells. Mr. Freedman is a lifetime member of the Denver Petroleum Club as well as being a lifetime member of the Denver Association of Petroleum Landmen. He was an officer and director and/or founder of several former private and public companies, among which were Valex Petroleum and Kissinger Drilling and Exploration. Mr. Freedman entered the oil and gas business in 1954 when he joined Mr. Marvin Davis of the Davis Oil Company. In 1956, he became President of Central Oil Corporation, a company engaged in oil and gas exploration. From 1958 on, Mr. Freedman operated as Martin J. Freedman Oil Properties and was President of Oil Properties, Inc., a private corporation. Mr. Freedman attended Long Island University and New York University. He received a bachelor's degree in Psychology and also attended New York University's graduate school.

     William C. Hooper, Jr. Mr. Hooper, age 58, has been a director of the General Partner since its formation in 1979 and is a member of the General Partner's Audit and Compensation and Options Committees. In 1960 he was a staff engineer in the Natural Gas Department of the Railroad Commission of Texas, with principal duties involving reservoir units and gas proration. In 1961 he was employed by the California Company as a Drilling Engineer and Supervisor. In 1963 he was employed as a Staff Engineer by California Research Corporation and in 1964 rejoined the California Company as a project manager having various duties involving drilling and reservoir evaluations. In 1966 he was Executive Vice President for Moran Bros. Inc., coordinating and managing all company activities, drilling operations, bidding and engineering. From 1970 until the present, he has been self-employed as a consulting petroleum engineer providing services to industry and government and engaged in business as an independent oil and gas operator and investor. From 1975 to 1987 he was also a director and President of Verna Corporation, a drilling contractor and service organization. He received a B.S. degree in Petroleum Engineering in 1960 from the University of Texas and an M.S. degree in Petroleum Engineering from that same University in 1961.

    James Thomas Shorney. Mr. Shorney, age 70, has been a director of the General Partner since 1990 and is a member of the General Partner's Compensation and Options Committee. He has been a petroleum consultant and Secretary and Treasurer of the Shorney Company, a privately held oil and gas exploration company, from 1970 to date. From 1970 to 1976, he also served as petroleum consultant in Land and Lease Research Analysis Studies for the GHK Company. He was an oil and gas lease broker from 1962 to 1970 and employed by Shell Oil Company in the Land Department from 1954 to 1962. Before joining Shell Oil Company, he served as Public Information Officer in the U.S. Army Air Force from 1950 to 1953, including 1952 in Georgetown University Graduate School. Mr. Shorney graduated from the University of Oklahoma with a B.A. degree in Journalism in 1950. From 1943 to 1945, he served in the U.S. Army Air Force as an air crew member on a B-24 Bomber. Mr. Shorney is a member of the Oklahoma City Association of Petroleum Landmen on which he has served as Director and Secretary/Treasurer. He is an active member of the American Association of Petroleum Landmen. In 1975, Mr. Shorney was first listed in the London Financial Times' Who's Who in World Oil and Gas.

    Stuart Strasner. Mr. Strasner, age 66, was a director of the General Partner from its formation until October 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the General Partner's Audit Committee. He is a professor of business law at Oklahoma City University and was Dean of the law school at Oklahoma City University from July 1984 until June 1991. Prior to July 1984, Mr. Strasner was an attorney in private practice of counsel to McCollister, McCleary, Fazio and Holliday in Oklahoma City, Oklahoma. From 1959 to 1974, he was employed by various banks, bank holding companies and an insurance company in executive capacities. From 1974 to 1978, he was a consultant to various corporations such as insurance companies, bank holding companies and small business investment companies. From 1978 until late 1981, he was Executive Director of the Oklahoma Bar Association and from 1981 to 1983 was a director and President of PRST Enterprises, Inc., a real estate development company. Mr. Strasner holds an A.B. degree from Panhandle A&M College, Oklahoma and a J.D degree from the University of Oklahoma. He is a member of the Fellows of the American Bar Association and a member of the Oklahoma Bar Association. Mr. Strasner is also a director of Health Images, Inc., a public company which provides fixed site magnetic resonance imaging services.

     James A. Klein. Mr. Klein, age 33, joined the General Partner as Controller in February 1991. In June 1993, he was appointed President and Principal of Enex Securities Corporation. From June 1988 to February 1991, he was employed by Positron Corporation in Houston. From July 1987 to May 1988, he was employed by Transworld Oil Company in Houston and from September 1985 until July 1987, he was an accountant with Deloitte Haskins & Sells in Houston, Texas, auditing oil and gas and oil service companies. Mr. Klein is a certified public accountant and holds a B.A. in Accounting (1985) from the University of Iowa. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants.

    It is not anticipated that the Consolidated Partnership will have any employees since it will be operated entirely by the General Partner.

    Executive Compensation: There is shown below information concerning the annual and long-term compensation for services in all capacities to the General Partner for the fiscal years ended December 31, 1993, 1994, and 1995, of those persons who were the chief executive officer and the other executive officers of the General Partner who earned at least $100,000 during the fiscal year ended December 31, 1995 (collectively, the "Named Officers"):

                                                SUMMARY COMPENSATION TABLE

                                                         Annual Compensation            Long-Term Compensation
                                                       ----------------------         -------------------------


                                                                            Awards      Payouts

Name                                                                        Shares      All
and                                                                         Underlying  Other
Principal Position          Year            Salary             Bonus       Options      Compensation (1)

---------------------------------------------------------------------------------------------------------
Gerald B. Eckley           1995           $ 240,000          $ 32,400        - 0 -      $ 21,175
President, Chief           1994           $ 240,000          $ 36,000        - 0 -      $  4,000
Executive Officer          1993           $ 240,000          $ 52,800      10,000       $ 17,000

Robert E. Densford         1995           $ 112,000          $ 15,120        - 0 -      $ 20,625
Vice President -           1994           $ 112,000          $ 16,800        - 0 -      $ 19,500
Finance, Secretary and     1993           $ 112,000          $ 24,640      10,000       $ 17,000
Treasurer

------------

(1) The General Partner's Employee Stock Purchase Program (the "Program"), in which all officers, directors and full-time employees are eligible to participate, provides for the monthly contribution of shares of the General Partner's common stock equal to 50% of a participant's open market purchases of the General Partner's common stock for the preceding month (the "Stock Contribution"). The Stock Contribution, on which dividends are paid, is limited to a maximum of 2,500 shares per participant per Program year. Each Stock Contribution, although immediately vested, is held in escrow for a six-month holding period prior to its distribution to the participant, and will be forfeited if, during such six-month period, the participant ceases to be an employee or director of the General Partner for any reason other than retirement, death or disability. The values shown in the table represent 2,500 shares contributed to Mr. Eckley and 2,500 shares contributed to Mr. Densford during 1995. No Named Officer held any other unvested restricted stock at December 31, 1995.

    Option Grants: No options were granted under the General Partner's 1991 Non-Qualified Stock Option Plan during 1995.

    Option Exercises and Year-End Values: Shown below is information concerning the exercise and year-end values of the options to purchase the General Partner's common stock granted in prior years to the Named Officers and held by them at December 31, 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                              Number of                        Value of
                                                             Shares Underlying                Unexercised
                                                              Unexercised                      In-the-Money
                                                              Options at                       Options at
                      Number of                            December 31, 1995                 December 31, 1995
                                                           -----------------                 -----------------
                      Shares Acquired     Value
Name                  on Exercise         Realized      Exercisable    Unexercisable      Exercisable (1)  Unexercisable (1)
----                  ---------------     --------      -----------    -------------      ---------------  -----------------
Gerald B. Eckley           -0-               $0            70,000               -            $265,000             $0

Robert E. Densford         -0-               $0            40,000               -            $132,500             $0

------------

(1) The dollar values are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at fiscal year-end.

    Compensation of Directors: During 1995, each non-employee director received $1,200 as compensation for each meeting which he attended in person and $1,800 per calendar quarter. Under the terms of the Employee Stock Purchase Program described above, 2,500 shares (having an aggregate value of $20,625 calculated on the applicable contribution dates) were contributed by the General Partner to Mr. Freedman in 1995. At December 31, 1995 all of these shares had been distributed.

    Security Ownership of Certain Beneficial Owners and Management: The following table sets forth the ownership of the General Partner's common stock held by (I) each person who owns of record or who is known by the General Partner to own beneficially more than 5% of such stock, as of December 31, 1995,
(ii) each of the  directors of the General  Partner,  as of September  30, 1996,
(iii) each of the Named Officers, as of September 30, 1996, and (iv) all of the General Partner's directors and executive officers as a group, as of September 30, 1996. As of September 30, 1996, the General Partner had 1,383,306 shares of common stock issued and outstanding. The number of shares and the percentage of the class beneficially owned by the persons named in the table and by all directors and executive officers as a group is presented in accordance with SEC Rule 13d-3 and includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon exercise of options within 60 days. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all securities listed.

                                                            Number
                                                            of Shares
                                                          Beneficially      Percent
       Names and Addresses of Beneficial Owners              Owned         of Class

       FMR Corp.
       82 Devonshire Street
       Boston, MA  02109.................................   144,300  (1)        10.43%

       Franklin/Templeton
       Group of Funds
       777 Mariners Island Blvd.
       San Mateo, CA 94404...............................   105,100  (2)         7.60%

       Directors and Executive Officers (3)
       Gerald B. Eckley..................................   289,900             19.95%
       Robert D. Carl, III...............................    87,500              6.30%
       Robert E. Densford................................    69,960              5.18%
       William C. Hooper, Jr. ...........................     8,000               .57%
       Martin J. Freedman................................    32,000              2.31%
       James Thomas Shorney..............................     5,000               .36%
       Stuart Strasner...................................     5,000               .36%
       Directors and Executive Officers
       as a group (8 persons)............................   527,060             34.25%

 ----------
(1) FMR Corp. ("FMR") is a holding company one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), the investment advisor to a large number of investment companies (the "Fidelity Funds"), including the Fidelity Low-Priced Stock Fund, which owns the shares shown in the table. FMR, through its control of Fidelity, and the Chairman of FMR each has sole power to dispose of such shares. Neither FMR nor its principal shareholder has the sole power to vote or direct the voting of such shares, which power resides with the Fidelity Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All information regarding FMR was obtained from Amendment No. 4 to
            Schedule 13G filed by FMR with the SEC on February 14, 1996.

(2) Franklin Resources, Inc. ("FRI"), a holding company whose subsidiaries include a bank, broker-dealers, and the investment advisors to a large number of investment companies (the "Franklin/Templeton Funds"), has reported that the above shares are held for the benefit of the Franklin Balance Sheet Investment Fund ("FBSIF"), which has the right to receive dividends on and the proceeds from the sale of such shares. FRI has reported that it has the sole power to vote, and shares with Franklin Advisors, Inc. (the investment advisor to FBSIF) the power to dispose of, such shares. All information regarding FRI was obtained from Amendment No. 2 to
            Schedule 13G filed by FRI with the SEC on February 8, 1996.

(3) 800 Rockmead, Three Kingwood Place, Suite 200, Kingwood, TX 77339 is the address for all directors and executive officers. Actual ownership of outstanding shares, excluding unissued shares subject to options is as follows: Mr. Eckley - 219,900 shares, 15.90%; Mr. Carl - 82,500 shares, 5.96%; Mr. Densford - 33,710 shares, 2.44%;
            Mr. Freedman - 27,000 shares, 1.95%; all directors and executive officers as a group - 371,560 shares, 26.86%.

    In addition, Mr. Eckley owns the following numbers of $500 limited partner Interests in the Partnerships: Enex Program I Partners, L.P.- 4; Enex Oil & Gas Income Program II-10, L.P.- 4; Enex Income and Retirement Fund-Series 1, L.P.- 4; Enex 90-91 Income and Retirement Fund-Series 2, L.P. - 2; Enex Oil & Gas Income Program V-Series 3, L.P. - 51; and Enex Oil & Gas Income Program VI-Series 1, L.P. - 106. Additionally, Mr. Shorney owns 15 $500 limited partner Interests in Enex Oil & Gas Income Program VI-Series 1, L.P. For additional information, see Table 2 in Appendix A.

    Fiduciary Obligations and Indemnification: A general partner is accountable to a limited partnership as a fiduciary and, consequently, must handle partnership affairs with trust, confidence and good faith, may not obtain any secret advantage or benefit from the partnership and must share with it all business opportunities clearly related to the subject of its operations. In contrast to the relatively well developed state of the law concerning fiduciary duties owed by officers and directors to the shareholders of a corporation, the law concerning the duties owed by general partners to the other partners and to the partnership is relatively undeveloped. The New Jersey Uniform Limited Partnership Law (1976) (the "Act") permits New Jersey limited partnerships to restrict or expand the liabilities of general partners to their partnerships and their limited partners in their partnership agreements. In order to induce the General Partner to manage the business of the Consolidated Partnership, Sections
9.2 and 9.6 of the Articles contain various provisions that are designed to mitigate possible conflicts of interest (see "--Conflicts of Interest" below), which may have the effect of restricting the fiduciary duties that might otherwise be owed by the General Partner to the Consolidated Partnership and its limited partners or which waive or consent to conduct by the General Partner that might otherwise raise issues as to compliance with fiduciary duties. Because this a rapidly developing and changing area of the law and there is little case law on the subject, the General Partner has not obtained an opinion of counsel covering the provisions of the Articles which purport to waive or restrict fiduciary duties of the General Partner. Limited partners who have questions concerning the duties of the General Partner should consult with their counsel.

    Because  the  General  Partner  will  make  all  decisions  relating  to the
Consolidated Partnership and the Consolidated Partnership will not have any employees, the officers of the General Partner will make such decisions. The directors and officers of the General Partner have fiduciary duties to manage the General Partner, including its investments in its subsidiaries and affiliates, in a manner beneficial to the shareholders of the General Partner. Because the General Partner has a fiduciary duty to manage the Consolidated Partnership in a manner beneficial to its limited partners and owes a similar duty to the limited partners of every partnership it manages, certain conflicts of interest could arise. Section 9.2 of the Articles contains many provisions that restrict the General Partner's freedom of action in order to mitigate possible conflicts of interest.

    Not every possible conflict can be foreseen, however. Therefore, the Articles provide that whenever a conflict of interest arises between the General Partner or its affiliates, on the one hand, and the Consolidated Partnership or any of its limited partners, on the other hand, for which no express standard is contained in the Articles, the General Partner will, in resolving such conflict or determining such action, consider the relative interests of the parties involved in such conflict or affected by such action, any customary or accepted industry practices, and, if applicable, generally accepted accounting practices or principles. Thus, unlike the strict duty of a trustee who must act solely in the best interests of his beneficiary, the Articles permit the General Partner to consider the interests of all parties to a conflict of interest, including the interests of the General Partner and its affiliates and other partnerships to which the General Partner or its affiliates owe a fiduciary duty, provided that the General Partner acts in a manner that is fair and reasonable to the Consolidated Partnership or the limited partners.

    The Act provides that a limited partner may institute legal action on behalf of the Consolidated Partnership (a limited partner derivative action) to recover damages from the General Partner or from a third party when the General Partner has refused to institute the action or when an effort to cause the General Partner to do so is not likely to succeed. In addition, the statutory or case law of certain jurisdictions may permit a limited partner to institute legal action on behalf of all other similarly situated limited partners (a class action) to recover damages from the General Partner for violations of its fiduciary duties to the limited partners.

    The Act provides that a limited partnership is permitted to indemnify a general partner against expenses incurred in the defense of a limited partner derivative action if the general partner acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the limited partnership. No indemnification is permitted if the general partner was liable for negligence or misconduct unless a court orders that under all the circumstances indemnity is proper. The Articles make this indemnification mandatory and extend it to affiliates of the General Partner. Because the Act authorizes but is otherwise silent on additional indemnification rights, the Articles also provide for indemnification of the General Partner and its affiliates by the Consolidated Partnership against losses and liabilities sustained by them in connection with the Consolidated Partnership, provided that the same were not the result of negligence or a failure to act in good faith or misconduct on the part of the General Partner or its affiliates.

    Notwithstanding the above, and subject to the provisions of the Act, the General Partner and its affiliates and any person acting as a broker-dealer will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of the litigation costs, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of the litigation costs or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and the court finds that indemnification of the settlement and related costs should be made. Moreover, in any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC, the Massachusetts Securities Division and any other applicable regulatory authority (including, in the case when a limited partner has filed the claim as plaintiff, the state in which such limited partner was offered or sold Units) with respect to the issue of indemnification for securities law violations. It is the position of the SEC that to the extent that indemnification provisions purport to include indemnification for liabilities arising under the Securities Act of 1933, such indemnification is contrary to public policy and, therefore, unenforceable. See Section 9.3 of the Articles for further information regarding indemnification.

Conflicts of Interest

    Transactions between the Consolidated Partnership and the General Partner or its affiliates will involve various conflicts of interest. With respect to these and all other areas of conflict, the General Partner will act in accordance with its fiduciary duties owed to the Consolidated Partnership. See "--Management--Fiduciary Obligations and Indemnification." Prospective Unitholders should consider the disclosures relating to conflicts of interest set forth elsewhere in this Prospectus/Proxy Statement, as well as the following matters:

    The General Partner will be free to engage independently of the Consolidated Partnership in all aspects of the oil and gas business for its own account and for the accounts of others, subject to certain express limitations contained in the Articles prohibiting it from conducting certain operations or obtaining services or facilities for the Consolidated Partnership in a manner or in areas in which such operations, services or facilities might benefit the General Partner or its affiliates. The General Partner does not intend to conduct any operations or obtain any services or facilities in a manner designed to benefit it or its affiliates at the expense of the Consolidated Partnership.

    The General Partner and its affiliates are continually acquiring oil and gas leases and other mineral interests and are presently engaged and intend to continue to engage in the oil and gas business for their own accounts, for other affiliated oil and gas limited partnerships and with and for third parties. The General Partner and its affiliates have the right to explore, develop, acquire and engage in the production of oil, gas and other mineral properties at any time.

    Interests in producing properties may be transferred among limited partnership affiliates with a view toward achieving the investment objectives of the various participants so long as no profit accrues to the General Partner or its affiliates at the expense of any limited partnership affiliate. However, no substantial conflict should arise from such activities. See "--Proposed Activities". In general, the conflicts which would exist among the Consolidated Partnership on the one hand and limited partnership affiliates on the other hand also exist among the Partnerships.

    The General Partner or its affiliates will act as operator of some of the Consolidated Partnership's properties and, in such cases, will be reimbursed for its costs, including allocable Direct Costs and Administrative Costs in accordance with industry practice. The General Partner will also provide management supervision and geological and related services for the Consolidated Partnership, but will be entitled to reimbursement only for expenses, including Direct Costs and Administrative Costs, actually incurred by it in connection with such activities. See "--Compensation". As operator of Consolidated Partnership properties, the General Partner will have the exclusive right to sell Consolidated Partnership production and will endeavor to obtain the highest competitive price. The General Partner is not prevented from engaging in other business transactions with purchasers of production. Such transactions may be facilitated by the sale of Consolidated Partnership production.

    The General Partner will not take any action with respect to the assets or property of the Consolidated Partnership which does not primarily benefit the Consolidated Partnership. The General Partner will not use Consolidated
Partnership funds as compensating balances for its own benefit although Consolidated Partnership banking relationships may result in favorable loans or services by lending banks to the General Partner or its affiliates, directors, officers or other employees.

    Since the General Partner will own only such Units as are attributable to the Interests it owns and the participating Partnerships' indebtedness to the General Partner, but will receive up to 3.03% of the proceeds of any sale of a producing property in addition to the share attributable to the Units it will own, the decision to sell a property may create a conflict of interest, unless the proceeds of such a sale are intended to provide funds to acquire other properties, in which case the General Partner will be allocated only such proceeds as are attributable to the Units it owns. See "--Participation in Costs and Revenues". In all cases, properties will be sold only if the General Partner believes their sale is in the best interests of the Unitholders.

    The decision to farm out and the terms of any farmout agreement may present a conflict of interest for the General Partner insofar as it may benefit from cost savings and a reduction of risk. However, the Consolidated Partnership will not farm out any properties to the General Partner or any affiliate except upon terms consistent with and no less favorable to the Consolidated Partnership than the terms of farmouts prevalent in the geographic area for similar arrangements. Moreover, neither the General Partner nor any affiliate (except other affiliated limited partnerships sponsored by the General Partner) shall enter into any other agreement with the Consolidated Partnership where an interest in production is payable to the General Partner or an affiliate in consideration for services to be rendered.

    Certain transactions between an oil and gas program and its sponsor or its affiliates are prohibited or restricted by guidelines adopted by the North American Securities Administrators Association, Inc. ("NASAA") and enforced by the securities administrators of states which are either members of that organization or which have adopted standards which are the same as or similar to the NASAA guidelines. The General Partner has agreed to prohibitions and restrictions in several areas of possible conflict involving the interests of a general partner and its affiliates and the interests of the partnerships it manages and their limited partners. Included are prohibitions or restrictions relating to the safekeeping or commingling of funds, sales of property to a partnership by a general partner or its affiliates, or purchases of property from a partnership by them; formulas for determining the cost of property either sold to a partnership or purchased from it by a general partner or its affiliates; conditions regarding the sale of a partnership's undeveloped leasehold interests to a general partner or its affiliates, including the method of allocating the purchase price between producing properties and undeveloped leasehold interests under circumstances where an affiliated drilling partnership has joined with a production purchase partnership in acquiring property; restrictions on a partnership's ability to purchase properties from affiliated limited partnerships, or to sell its properties to other partnerships; prohibitions regarding the sale by a general partner of less than its interest in all properties comprising a prospect area and limitations on the type and amount of interest in such property which may be retained by a general partner following sale; restrictions and limitations regarding farmouts of the general partner's retained interest in partnership property; limitations on farmouts of partnership property generally; and prohibitions against the use of partnership funds to prove up properties in geological prospect areas belonging to the general partner or its affiliates. The General Partner has agreed to prohibitions and restrictions in all these and other areas. Limited partners are encouraged to review Section 9.2 of the Articles for a comprehensive statement of these limitations.

    All operating and other agreements entered into on behalf of the Consolidated Partnership with the General Partner or its affiliates shall be in writing, shall precisely describe the services to be rendered and all compensation to be paid and, excluding the Articles and agreements with affiliated limited partnerships, shall be subject to cancellation by the General Partner or its affiliates without penalty on 60 days prior written notice and, if permitted by law, by a majority in interest of the limited partners of the Consolidated Partnership without penalty on 60 days prior written notice, subject to certain conditions set forth in the Articles; provided such action will not cause the Unitholders to lose their limited liability or adversely affect the federal income tax status of the Consolidated Partnership. See "--Summary of the Agreement of Limited Partnership--Voting and Other Rights of Limited Partners" and "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Status". Neither the General Partner nor any affiliate (except other limited partnership affiliates sponsored by the General Partner) shall enter into any agreement with the Consolidated Partnership pursuant to which an interest in production is payable to the General Partner or an affiliate in consideration for services to be rendered. No loans or advance payments will be made by the Consolidated Partnership to the General Partner or its affiliates. All benefits derived from marketing or other relationships affecting property of the Consolidated Partnership and the General Partner shall be fairly and equitably apportioned according to the respective interests of each.

    The General Partner's Articles of Incorporation provide that no contracts or other transactions between it and any of its directors or other entities in which the directors are financially or otherwise interested shall be automatically invalidated by the fact that one or more of the General Partner's directors or officers is interested in or is a director or officer of such other entity, or by the fact that any director or officer of the General Partner, individually or jointly with others, may be a party to or may be interested in any such contract or transaction. The Articles of Incorporation relieve these persons from any liability that might automatically arise by reason of contracts with the General Partner for their benefit or the benefit of any other firm in which they have an interest. The Articles of Incorporation do not prevent such contracts from being invalidated if entered into or preceded by a breach of fiduciary duty to the General Partner by any officer or director, nor do they relieve any officer or director from liability for breach of fiduciary duty. Such liability may be enforced only by the General Partner, however, or by a shareholder on behalf of the General Partner, in accordance with Delaware law.

    As a consequence of the foregoing, the officers and directors of the General Partner generally are not limited from competing with the General Partner or the Consolidated Partnership in the oil and gas business, but must exercise their business judgment consistent with their fiduciary responsibilities to those entities. These arrangements and the prior activities of the executive officers, directors and some present shareholders of the General Partner may constitute conflicts of interest with the General Partner and the Consolidated Partnership. The General Partner proposes to have a majority of the non- interested members of its board of directors evaluate and authorize any transactions in which any other officer or director has a direct or material indirect interest, if such evaluation is in the best interests of the General Partner and the Consolidated Partnership.

Competition, Markets and Regulation

    Competition and Markets: The oil and gas industry is highly competitive in all of its aspects. In addition to the oil and gas marketing problems described in "RISK FACTORS--The Consolidated Partnership--General Industry Risks," operators of wells in which the Consolidated Partnership will own interests may encounter delays in putting such wells on production and in marketing such production because of the inaccessibility or lack of capacity of natural gas pipelines.

    The availability of a ready market for oil and gas produced by the Consolidated Partnership will depend upon numerous factors beyond its control, the exact effects of which cannot be accurately predicted. There is significant uncertainty associated with the supply of crude oil and natural gas inventories stemming from economic conditions, energy conservation efforts, world crude oil production levels and other factors. The gas surplus, combined with the deregulation of gas pricing, has increased competition among producers for markets and made it more difficult for producers to market their gas. Additionally, conversion by major pipelines to open access transportation has given purchasers the opportunity, in most cases, to purchase from more gas producers. Therefore, gas producers are now competing for both transportation space on open access pipelines and for end-users. The increased competition has resulted, in many instances, in lower gas prices. In addition to the foregoing, factors affecting the availability of a market for the oil and gas produced by the Consolidated Partnership may also include fluctuating supply and demand, state and federal regulation of oil and gas production, crude oil imports and related fees and the marketing of competitive fuels.

    Price Regulation: Currently, essentially all of the Partnerships' natural gas and crude oil sales are deregulated. As a result, the price paid for such gas and oil is expected to reflect market conditions and contractual arrangements existing at the time the gas and oil is sold and could vary widely depending on such criteria as location, quality, quantity and proximity to an end market.

    Environmental and Conservation Regulations: Federal statutes impose clean-up costs and penalties upon the owners and operators of onshore and offshore facilities and vessels for certain oil discharges into navigable waters.
Penalties are also assessed for failing to notify the proper authorities immediately of an oil spill. Although operations in navigable waters are not generally anticipated, the Consolidated Partnership could be subject to these statutes and penalties. It is possible that other developments, such as increasingly strict environmental laws, regulations and enforcement policies thereunder, and claims for damages to property or persons or the costs of remediation of environmental damage resulting from such operations, could result in substantial costs and liabilities to the Consolidated Partnership. For example, as a result of the issuance of the Environmental Protection Agency's toxicity characteristic regulations, petroleum-contaminated wastewater from soils and other materials contaminated as a result of a crude oil spill, may require handling and disposal as hazardous waste. The costs of treatment or disposal of petroleum-contaminated soils would increase substantially if such soil from a spill were classified as hazardous waste.

    The Consolidated Partnership will conduct operations on federal leases and be subject to numerous federal restrictions regarding the conduct of oil and gas operations on such leases. Certain operations on federal leases must be conducted pursuant to onsite security regulations and other appropriate permits issued by the Bureau of Land Management. In addition, with regard to certain federal leases, prior approval of drill site locations by the Environmental Protection Agency must be obtained. The Department of the Interior is authorized to suspend any operation which threatens immediate or serious harm to life, property or the environment. State regulatory authorities in the states in which the Consolidated Partnership may own producing properties are empowered to make and enforce regulations to prevent waste of oil and gas and to protect correlative rights and opportunities to produce oil and gas as between owners of a common reservoir. Each of such regulatory authorities also regulates the amount of oil and gas produced by assigning allowable rates of production, which may be increased or decreased in accordance with supply and demand. The costs, if any, that the Consolidated Partnership may incur in this regard cannot be predicted.

    The existence of such environmental regulations has to date had no material adverse effect of the operations of the Partnerships, and the cost of compliance has not been material to date. Currently, there are no administrative or judicial proceedings arising under such laws or regulations pending against the General Partner or its affiliates or any of the Partnerships. The General Partner is unable to assess or predict the impact that compliance with environmental and pollution control laws may have on future Consolidated Partnership operations, capital expenditures, earnings or competitive position.

    Pending Legislation: There are often bills pending in the United States Congress and in various state legislatures relating to the oil and gas industry. Included among such bills have been widely divergent proposals. Similarly, there are always rules, regulations and orders, as well as statutory provisions, relating to the oil and gas industry pending before the Federal Energy Regulatory Commission or other agencies or under court review. It is impossible to predict the effect any additional legislation, regulation or court orders may have on the Consolidated Partnership's operations, the prices the Consolidated Partnership will receive for its natural gas production or the Consolidated Partnership's future earnings.

Summary of the Articles of Limited Partnership

    The business and affairs of the Consolidated Partnership and the respective rights and obligations of the Partners are governed by the Articles of Limited Partnership. The following is a summary of certain significant provisions of the Articles which have not been discussed elsewhere in this Prospectus/Proxy Statement. The summary is not complete. Each prospective Unitholder should carefully review the Articles in their entirety. See Appendix B.

    Voting and Other Rights of Limited Partners: Under the New Jersey Uniform Limited Partnership Law (1976) (the "Act"), the general partner of a limited partnership is subject to the restrictions of, and, except as provided in the Act or in

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the  partnership  agreement,  has the  rights  and  powers  of, a  partner  in a partnership without limited partners. As the sole general partner, Enex will have the exclusive right to manage the business and affairs of the Consolidated Partnership. A general partner does not have authority, without the consent of all limited partners, to assign the partnership property in trust for creditors or on the assignee's promise to pay the partnership debts, to dispose of the goodwill of the business, to do any other act which would make it impossible to carry on the ordinary business of a partnership, to confess a judgment against the partnership, to submit a partnership claim or liability to arbitration or reference, or to possess partnership property for other than a partnership purpose or to assign rights in specific partnership property, except in connection with the assignment of the rights of all the partners in the same property. A general partner does not generally have the authority to admit a person as a general partner in the absence of the consent of two-thirds in interest of the limited partners.

    The Act also provides that a limited partner has the right to inspect and copy all partnership records required to be maintained by the partnership pursuant to the Act, to have on reasonable demand true and full information regarding the state of the business and financial condition of the partnership, and to have dissolution by court order if it is not reasonably practicable to carry on the business of the partnership in conformity with the partnership agreement.


    The Articles provide additional rights. The limited partners of the Consolidated Partnership (i.e., all Unitholders other than those who cannot or fail to qualify as limited partners in accordance with the requirements described in "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Request for Admission as a Limited Partner") may by vote of a majority in interest (I) amend certain provisions of the Articles; (ii) dissolve the Consolidated Partnership; (iii) approve or disapprove a Roll-up transaction or the sale of all or substantially all of the assets of the Consolidated Partnership other than in the ordinary course of the Consolidated Partnership's business; (iv) remove the General Partner ; (v) cancel any contract for services between the Consolidated Partnership and the General Partner (other than the Articles themselves) or an affiliate of the General Partner without penalty upon 60 days notice (provided that in the opinion of counsel to the limited partners such action will not violate the Act, result in the loss of any limited partner's limited liability or adversely affect the federal income tax status of the Partnership); and (vi) elect a liquidator in the event of the dissolution of the Consolidated Partnership by reason of an event of withdrawal (as defined in the Act) of the General Partner. By a vote of two-thirds in interest of the limited partners, the limited partners may approve or disapprove the selection of an additional or successor general partner or, in the event of the withdrawal of the General Partner as general partner, to elect a successor general partner and continue the Partnership. The Partnership Agreements of the four Texas Partnerships (i.e., the Partnerships formed in Enex Oil & Gas Income Program II) allow the limited partners by a vote of a majority in interest to elect additional general partners or, in the event of the withdrawal of the General Partner as general partner, to elect a successor general partner and continue the Partnership. These Partnership Agreements provide no right to vote on the removal of the General Partner, however. The Partnership Agreements of the thirty New Jersey Partnerships, on the other hand, already contain the voting rights described above. Cancellation of a contract under clause (v) will not relieve the Consolidated Partnership of liability for damages resulting from such cancellation.

    The General Partner will abstain from voting the Units it holds as a limited partner on the removal of the General Partner and on the cancellation of a contract for services between the Consolidated Partnership and the General Partner or its affiliates. The General Partner will also abstain from voting certain of the Units it holds as a limited partner on the selection of an additional or successor general partner. The Units to which such restriction applies are those that the General Partner receives in the Consolidation for Interests in a participating Partnership whose Partnership Agreement contained a similar restriction (i.e., Partnerships formed in Enex Oil & Gas Income Program IV and Enex 88-89 Income and Retirement Fund). The General Partner will also abstain from voting on any matter those Units it receives in the Consolidation in exchange for Interests in Partnerships formed in Enex Oil & Gas Income Programs V and VI and Enex 90-91 Income and Retirement Fund, but only to the extent such Interests were acquired within two years from the date of commencement of operations of such Partnership if such participating Partnership had a similar restriction in its Partnership Agreement.

    In determining the requisite percentage in interest of the Units necessary to approve a matter which the General Partner may not vote, any Units owned by the General Partner will not be included.

    Within ninety (90) days following an event of withdrawal of the General Partner, two-thirds in interest of the limited partners or more may, in lieu of electing a liquidator, agree in writing to continue the Consolidated Partnership's business and to the appointment of a successor general partner. Under the Act, events of withdrawal include, among other things, the removal, withdrawal, dissolution or bankruptcy of the General Partner.


    On any matter requiring a vote of the limited partners of the Consolidated Partnership, the limited partners' respective interests will be determined in accordance with their sharing ratios; provided, however, that if the General Partner is required to abstain from voting any of its Units on any matter pursuant to the provisions described in the second preceding paragraph,

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then for the purpose of determining the limited partners'  respective  interests for that matter, the limited partners' sharing ratios shall be determined by treating such Units as though they were not owned by any partner of the Consolidated Partnership.



    In connection with any vote of the limited partners to approve or disapprove a proposed Roll-up, if a majority of the limited partners who vote on the matter, other than the General Partner, vote to disapprove the Roll-up, the Roll-up will not be approved.

    If any approval of action by vote of a majority or two-thirds in interest of the limited partners of the Consolidated Partnership would violate the Act or adversely affect the Unitholder's limited liability or the Consolidated Partnership's tax status but, in the opinion of the aforementioned counsel, the same approval upon unanimous consent would not, such action may be taken upon receipt of such unanimous approval.


    The Act does not provide individual limited partners who dissent from actions approved by a majority in interest of the limited partners the right to have their Units appraised and repurchased by the Consolidated Partnership at the appraised price.

    The General Partner will be the limited partner of record with respect to all Units held by Unitholders who are not admitted to the Consolidated Partnership as limited partners; provided, however, that any voting rights to which such Unitholders would be entitled were they limited partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are limited partners.

    Within fifteen (15) days after receipt of a written request from more than 10% in interest of all the limited partners for a vote on a matter as to which limited partners of the Consolidated Partnership have voting rights, the General Partner will call a meeting of limited partners for the purpose of acting on such matter. The meeting will be held on a date not less than thirty (30) nor more than sixty (60) days after the mailing of the notice of meeting. See Sections 8.6 and 8.7 of the Articles.


    Dissolution: The Consolidated Partnership will continue for a term extending to December 31, 2015, which is the earliest termination date of any of the Partnerships. The Consolidated Partnership may be sooner d by action of a majority in interest of the limited partners, by agreement of the General Partner and a majority in interest of the limited partners that all or substantially all of the Consolidated Partnership assets should be sold or otherwise disposed of, upon the entry of a court order or judgment of dissolution or upon the occurrence of an event of withdrawal (as described in the Act) unless within ninety (90) days after the event of withdrawal two-thirds in interest of the limited partners of more agree in writing to continue the business of the Consolidated Partnership and to the appointment of one or more additional general partners. A successor general partner selected by the limited partners will not, however, acquire any interest in the Consolidated
Partnership's profits, losses, deductions or credits, or any distributive interest in its properties on dissolution, solely by reason of becoming a successor general partner. In the event that a successor general partner is selected, Enex may retain all of its Units and, as its general partner's interest, that portion of the General Partner's Percentage Share represented by a fraction having as its numerator the total funds expended by the Consolidated Partnership and the Predecessor Partnerships and allocated to the General Partner and as its denominator the total funds expended by the Consolidated Partnership and the Predecessor Partnerships. The remainder of the General Partner's Percentage Share, but in any event not less than 20% thereof, shall be offered for sale to the successor general partner and the Consolidated
Partnership. The purchase price shall be based upon an evaluation by an Independent Expert selected by mutual agreement of the General Partner and the successor general partner. Provided that no trading market for the Units has developed, the purchase price of the interest to be sold shall be determined on the same basis as that used in determining the purchase price for Units presented for purchase to the General Partner described in "--Right of Presentment" above.


    Once dissolved, an accounting of Consolidated Partnership assets, liabilities and operations to the date of dissolution will be made. If the business of the Consolidated Partnership is not to be continued by a successor general partner, the General Partner, or, if an event of withdrawal is the cause of the dissolution, such person as the limited partners shall designate as Consolidated Partnership liquidator, will wind up and terminate the business and affairs of the Consolidated Partnership. All assets will, to the extent practicable, be sold and the proceeds credited to the accounts of the General Partner and the Unitholders as set forth in the Articles. The Consolidated Partnership's debts will be paid and the balances in the capital accounts of the General Partner and the Unitholders will then be distributed to them in cash. See "RISK FACTORS--The Consolidated Partnership--Partnership Termination" and "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership". The General Partner may purchase Consolidated Partnership properties at the greater of the highest possible bona fide offer received or their independently determined value, provided the Unitholders have been given at least 15 days advance written notice of the proposed sale. See Article 11 of the Articles.


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




    Removal or Withdrawal of General Partner: As mentioned above, the limited partners will have the right to remove the General Partner from the Consolidated Partnership. Also, the General Partner has the right to withdraw voluntarily on 120 days prior written notice. The General Partner will pay all expenses incurred by the Consolidated Partnership but will have no liability on account of such withdrawal. Upon the removal of the General Partner by the limited partners or the sending of notice of withdrawal by the General Partner, which notice will include information concerning the General Partner's nominee for election as successor general partner, the limited partners shall have the right to elect a successor general partner and continue the business of the Consolidated Partnership. In the event no successor general partner is elected within ninety (90) days following Enex's removal or withdrawal, the Consolidated Partnership will dissolve.


    In the event that following such removal or withdrawal the Consolidated Partnership business is continued, Enex may retain all of its Units and that portion of the General Partner's Percentage Share described above. Enex shall be entitled to receive in lieu of the General Partner's Percentage Share a fractional undivided working interest in all Consolidated Partnership producing properties equal to its percentage interest in Consolidated Partnership net revenues, subject to the General Partner's allocable portion of the mortgages or other burdens on such properties, and an amount in cash equal to its percentage interest in Consolidated Partnership net revenues multiplied by the value of all other Consolidated Partnership assets then on hand, less a proportionate share of unsecured Consolidated Partnership indebtedness, with the value of such assets being determined on the same basis as the purchase price of Units (see "--Right of Presentment"). If the successor General Partner and/or the Consolidated Partnership has purchased a portion of Enex's general partner's interest, then the percentage working interests and the percentage of cash distributable to Enex upon its withdrawal shall be reduced proportionately. See
Section 11.1 of the Articles.

    Records, Reports and Returns: The General Partner will maintain adequate books, records, accounts and files for the Consolidated Partnership and will keep the Unitholders informed by means of written reports rendered within 120 days after the close of the Consolidated Partnership's fiscal year (on December
31) containing such audited financial statements as are considered necessary or advisable by the General Partner to advise all Unitholders properly about their investments in the Consolidated Partnership. The annual reports shall contain such financial information prepared in accordance with generally accepted accounting principles as may be required or permitted from time to time by the SEC. The Unitholders shall also receive necessary income tax reporting information by March 15th of each year.

    Such annual reports shall also include reports of operations including information regarding the Consolidated Partnership's proved oil and gas reserves, the value thereof at then existing prices, and each limited partner's interest therein and a statement of all transactions between the Consolidated Partnership and the General Partner and its affiliates during the preceding fiscal year, showing the amounts and the consideration involved and a written attestation from the Consolidated Partnership's independent public accountants that the method used to allocate Direct Costs and Administrative Costs was consistent with the method described in the Articles and that the total amount of such costs allocated did not materially exceed the amounts actually incurred by the General Partner.

    The General Partner will also furnish to the limited partners quarterly cash receipts and disbursement statements and will make available to any Unitholder, upon request, a copy of any report filed by the Consolidated Partnership with the SEC pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and will permit access to all records of the Consolidated Partnership, after adequate notice, during normal business hours, to any limited partner and/or his accredited representatives. The General Partner may, however, keep logs, well reports and other drilling data confidential for a reasonable period of time.

    Exchange for Assets: Transferees of Units that have been presented by a limited partner will have the right, at the sole option of the General Partner and at such time as the General Partner shall approve, to surrender such Units in exchange for the pro rata share of Consolidated Partnership net assets attributable to such Units. The pro rata share of the assets attributable to Units shall be assigned subject to a pro rata share of all liens and other encumbrances burdening such properties. Such pro rata share shall be that percentage of the net assets that would have been distributed to the holder of such Units if the Consolidated Partnership had been liquidated pursuant to the provisions of the Articles immediately prior to the exchange. If 25% or more of the Units are exchanged for a pro rata share of net assets, the General Partner will submit to a vote of limited partners a proposal to dissolve and liquidate the Consolidated Partnership.

    Purchase of Units by General Partner: If at any time the General Partner determines that any representation, warranty, certification, covenant, agreement or designation made by a Unitholder was false when made, has been breached, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other Unitholders, then the General Partner, or any party designated by the General Partner, will have the right, but not the obligation, to purchase his Units at a price equal to the most recent presentment purchase price or, if such purchase occurs prior to the first determination of a presentment purchase price, at a price equal to their exchange value, or, if a trading market for the Units has developed such that no such price has been determined as of the preceding December 31, at the then current market price for such Units.

    Appraisal and Compensation: In connection with a proposed roll-up, the appraised value of all Consolidated Partnership properties and other assets will be determined by an Independent Expert, the limited partners who vote "no" on the proposal will, in most cases, be given either the right to remain as limited partners in the Consolidated Partnership or the right to receive cash for their Units instead of accepting the roll-up entity's securities, the limited partners' democracy rights and access to information will be preserved, the accumulation by any purchaser of the securities of the roll-up entity will not be frustrated (except to the minimum extent necessary to preserve the tax status of the roll-up entity) and no costs of the transaction will be borne by the Consolidated Partnership if the roll-up is not approved by the limited partners. See Section 8.10 of the Articles.

Applicability of the New Jersey Act - This Section is material only to limited partners in Partnerships formed under Texas law (i.e., in Enex Oil & Gas Income Program II).

    The affairs of the Consolidated Partnership will be governed not only by the Articles, but also by the provisions of the Act itself, not all of which have been discussed above. Discussed below are those differences between the Act and the Texas Revised Limited Partnership Act (the "Texas Act"), under which four of the Partnerships, Enex Oil & Gas Income Program II-7, L.P., II-8, L.P., II-9, L.P. and II-10, L.P., were formed, that may have an effect on the operations of the Consolidated Partnership or on the rights of its limited partners.

    The New Jersey Act requires that a limited partnership keep at a registered office within the State of New Jersey for inspection by all partners a current list of the names and addresses of all partners, copies of the limited partnership agreement and the certificate of limited partnership and all amendments thereto and income tax returns for the three most recent years. The Texas Act requires that a limited partnership shall keep in its registered office in Texas and make available to partners on reasonable request the street address of its principal United States office in which such information and the additional information described below is maintained or will be made available within five days after the date of receipt of a written request: (1) a current list that states the percentage or other interest in the partnership owned by each partner, (2) copies of information or income tax returns for the six most recent tax years and a written statement of the amount of cash and a description and statement of the agreed value of any other property contributed by each partner and of the date on which each partner in the limited partnership became a partner, and (3) books and records of account of the limited partnership. The General Partner has always kept such records for all the Partnerships at their principal office in Kingwood, Texas, and will continue to do so for the Consolidated Partnership.

    The New Jersey Act provides that any distributions from the partnership that involve a return of a capital contribution must be described in the certificate of limited partnership, and any decreases in total capital contributions must be disclosed in an amendment to the certificate of limited partnership. The Texas Act has no similar requirements.

    Under the New Jersey Act, if a limited partner takes part in the control of the business of the partnership through the exercise of powers substantially the same as those of a general partner, he is liable to third persons who transact business with the limited partnership. If the limited partner participates in the control of the partnership but his exercise of control is not substantially the same as the exercise of the powers of a general partner, he is liable only to persons who transact business with the limited partnership with actual knowledge of, and reliance on, his participation in control. Under the Texas Act, however, a limited partner who takes part in the control of the business, regardless of the extent of such control, may be liable only to a person who transacts business with the partnership reasonably believing that the limited partner is a general partner. Because limited partners will have no opportunity to participate in the management of the Consolidated Partnership, this distinction should be of no consequence to any limited partners.

    The New Jersey Act establishes a procedure whereby a person who erroneously, but in good faith, makes a contribution to a partnership believing that he has become a limited partner, can correct the mistake and relieve himself of liability to third persons. Such a person may either renounce his interest in the limited partnership or cause a certificate of limited partnership or an amendment to an existing certificate to be filed. Under the Texas Act such a person has an additional option to file a statement that he has made an effort to cause the general partner to file an accurate certificate of limited partnership and the general partner has failed or refused to do so.

                                   TAX ASPECTS

Federal Income Tax Introduction

    The following section contains a discussion of the material federal income tax aspects of the proposed Consolidation, the Exchange Offer, and participation in the Consolidated Partnership. The following discussion is based on existing law, including the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations promulgated thereunder (the "Regulations"), current published rulings and procedures of the Internal Revenue Service (the "IRS"), and

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existing  court  decisions.  These laws may  change in the  future  and  certain changes may be retroactive. It is also possible that the IRS could have a different opinion as to the interpretation of present laws and regulations and
their   application  to  the  Partnerships,   the  limited  partners,   and  the
Consolidated Partnership.

    This discussion is directed primarily to individual limited partners who are citizens of the United States. It does not discuss federal income tax consequences of persons who are not U.S. citizens, or persons to which special rules apply because of their specific activities. Specific consideration is given, however, to entities that are exempt from federal income taxation in "-Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners" below. This discussion is not intended as a substitute for careful tax planning and no limited partner, and in particular no tax-exempt limited partner, should vote on the Consolidation without first consulting a qualified tax advisor.

    In the opinion of Satterlee Stephens Burke & Burke LLP, counsel to the General Partner, the discussion contained in this section expresses the material federal income tax consequences of the Consolidation applicable to limited partners in the participating Partnerships and of the Exchange Offer to limited partners who exchange their interests pursuant to the Exchange Offer. Upon written request by a limited partner or his representative who has been so designated in writing, a copy of the opinion of Satterlee Stephens Burke & Burke LLP will be sent, without charge, by the General Partner. Requests should be addressed to Robert E. Densford, Vice President-Finance, Secretary & Treasurer, Enex Resources Corporation, 800 Rockmead, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.

The Proposed Consolidation

    Summary of the Tax Effects of the Consolidation: The formation of the Consolidated Partnership and the exchange of Interests for Units will be characterized for federal income tax purposes as: (1) a contribution by each participating Partnership of all of its assets and liabilities to the Consolidated Partnership in exchange for Units in the Consolidated Partnership; and (2) a distribution by each participating Partnership to its partners of the Consolidated Partnership Units in liquidation of all Interests in the participating Partnership. The General Partner will not request a ruling from the IRS. In the absence of a ruling, the IRS may challenge all or some of the tax consequences resulting from the Consolidation. If any such challenge were successful, the federal income tax consequences resulting from the Consolidation could be different from those described below.

    Formation of the Consolidated Partnership: The participating Partnerships will not recognize gain or loss upon the contribution of properties to the Consolidated Partnership in exchange for Units, except to the extent the liabilities of a participating Partnership exceed the sum of such Partnership's adjusted basis in its assets and its share of the Consolidated Partnership's liabilities. A participating Partnership's share of the Consolidated Partnership's liabilities will be dependent upon the exchange values established for purposes of the Consolidation. Based upon the exchange values set forth in this Prospectus/Proxy Statement, the General Partner has determined that each participating Partnership's liabilities will be less than the sum of such Partnership's adjusted basis in its assets and its share of the Consolidated Partnership's liabilities. Accordingly, none of the participating Partnerships should recognize gain taxable to their respective limited partners as a result of the Consolidation.

    The Consolidated Partnership will not recognize gain or loss as a result of the receipt of a participating Partnership's assets and liabilities and will take over such Partnership's adjusted basis in such contributed assets.

    Liquidation of Participating Partnerships and End of Tax Year: Participating Partnerships will terminate on the effective date of the Consolidation and will distribute all of their assets, consisting solely of Units, in liquidation of outstanding Interests. No gain or loss will be recognized by the limited partners of a participating Partnership as a result of the liquidation of the Partnership. A limited partner's adjusted basis in the Units received will be the same as his adjusted basis in his liquidated Interests, and the holding period for the Units will include the period during which he held his Interests in the participating Partnership.

    The participating Partnerships will not recognize gain or loss as a result of the liquidating distribution of Units. Upon termination of a participating Partnership, the tax year of the Partnership will end and a partnership information return must be filed with the IRS within three months and fifteen days after the end of the tax year. Limited partners will receive income tax reporting information from the General Partner relating to the final tax year. A limited partner of a participating Partnership will be required to report income, gain, loss, deductions and credits resulting from Partnership operations through the date of termination on his personal income tax return for the tax year in which the termination occurs.

The Exchange Offer

    Limited partners of Partnerships that do not approve the Plan of Consolidation will be given the opportunity to exchange their Interests for Units in the Consolidated Partnership subject to the conditions described above under "THE EXCHANGE OFFER". The transfer of Interests in exchange for Units generally will be a tax-free exchange. If a limited partner's share of partnership liabilities of his current Partnership exceed his basis in the transferred Interest and the limited partner's share

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of  liabilities  of the  Consolidated  Partnership,  the  limited  partner  will recognize gain. Based on current Partnership records, the General Partner anticipates that no limited partner's share of Partnership liabilities will exceed his basis in the transferred Interest and his share of liabilities of the Consolidated Partnership. Accordingly, limited partners who participate in the Exchange Offer should not recognize gain.

    The Units received in the Exchange Offer will have the same adjusted basis to the limited partner as the Interests transferred. The Consolidated Partnership will hold the Interests with the same adjusted basis as the Interests had in the hands of the exchanging limited partner prior to the exchange. To the extent that the fair market value of the transferred Interests differs from the adjusted basis of such Interests, the Consolidated Partnership will be required to allocate items of income, gains, losses, and deductions among the partners of the Consolidated Partnership to account for such disparity. See "--Participation in the Consolidated Partnership--Allocations to Partners".

Participation in the Consolidated Partnership

    The operations of the Consolidated Partnership will not be materially different for federal income tax purposes from the operations of the Partnerships. The following discussion is equally applicable to the ownership of Interests in participating Partnerships and to the ownership of Units in the Consolidated Partnership, unless otherwise indicated.

    Partnership Status: Under Treasury Regulations effective on January 1, 1997, the Consolidated Partnership will be classified as a partnership for federal income tax purposes, and not as an association taxable as a corporation.

    Publicly Traded Partnerships: Certain "publicly traded partnerships" are taxed as corporations unless at least ninety percent of their income is "qualifying income." Publicly traded partnerships include any partnership that is traded on an established securities market or on a secondary market or the substantial equivalent thereof. The Units will not be traded on an established securities market and the Articles contain a restriction on transfers of Units on a secondary market or the substantial equivalent thereof. Accordingly, the Consolidated Partnership will not be publicly traded.

    Qualifying income includes, among other things, interest as well as income and gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource. In addition, gains from the sale of an asset used in the production of such income will be qualifying income. Although there is little guidance, it appears that qualifying income should include income from all of the various interests in oil and gas properties to be acquired by the Consolidated Partnership, including royalties, net profits royalties, and production payments (the income from which generally is taxed as interest). Therefore, the Consolidated Partnership should not be taxed as a corporation, because (I) it will not be publicly traded and
(ii) substantially all of its income will be temporary investment interest and qualifying income derived from its oil and gas activities.

    Partnership Returns, Audits and Tax Shelter Registration: A partnership must file a federal income tax return each year, but is not required to pay federal income tax. Instead, each partner reports his distributive share of partnership income, gain, loss, deduction and credit on his federal income tax return for the tax year in which the partnership's tax year ends, regardless of any actual cash distributions made to the partner during his tax year. Each Unitholder's distributive share of partnership items will be determined in accordance with allocations set forth in the Articles, provided such allocations are recognized for federal income tax purposes.

    The Consolidated Partnership intends to file tax returns based on the accrual method of accounting and its tax year will be the calendar year. The General Partner intends to distribute all necessary income tax reporting information to each Unitholder by March 15th of each year. Information concerning the Consolidated Partnership and its operations may be delayed, however, requiring the Unitholders to file requests for extensions of time within which to file their income tax returns.

    The Consolidated Partnership's information returns may be subject to audit by the IRS. Any such audit may lead to adjustments, which may cause Unitholders to pay additional income tax, penalties and interest. In addition, an audit of the Consolidated Partnership could lead to an audit of the Unitholders' personal tax returns, which may, in turn, lead to adjustments other than those relating to an investment in the Consolidated Partnership.

    The Code generally requires that the reporting of partnership items by individual partners correspond to the treatment of such items on the partnership return. Audits of partnership tax items usually occur at the partnership level, rather than at the partner level. Any resolution of the appropriate tax treatment of a partnership item will be accomplished through the appointment of a "Tax Matters Partner" (as defined in the Code), who acts as the primary liaison between the IRS and the partnership. The Articles provide that the General Partner will be appointed as the Tax Matters Partner. In the event of an IRS audit, the Tax Matters Partner will receive notice of the commencement of the audit, will be responsible for the conduct of the audit and any further administrative proceedings, may extend the statute of limitations for assessments of deficiencies with respect to all partners regarding partnership items, and may pursue judicial review of administrative determinations on

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behalf of the  Consolidated  Partnership.  The Code also provides for situations when other partners may participate in the partnership proceeding or may commence administrative and judicial proceedings on their own behalf.

    Although certain "tax shelters" must register with the IRS on or before the date interests in such shelters are first offered for sale, the Consolidated Partnership should not be a "tax shelter" and therefore will not register as such with the IRS.

    Partnership Income, Gains and Losses: Income from the sale of oil and gas (and other mineral products) produced and sold by the Consolidated Partnership will be taxable to the Unitholders as ordinary income subject to depletion. Such income should qualify as "passive income" which generally may be utilized to offset passive losses from a Unitholder's other passive activities. See "--Passive Loss Rules" below.

    Gains and losses from sales of oil and gas properties and equipment held for more than one year, and not held primarily for sale to customers, will be gains and losses described in Section 1231 of the Code except to the extent of ordinary income recapture (see "--Partnership Deductions" below). A Unitholder's allocable share of the Consolidated Partnership's net gain or loss described in
Section 1231 of the Code generally will be combined with any other Section 1231 gains or losses of the Unitholder. A net gain will be treated as a long term capital gain, while a net loss will be treated as an ordinary loss. However,
Section 1231 gains realized within five tax years after a net Section 1231 loss must be recaptured as ordinary income to the extent of the prior Section 1231 loss. Other gains and losses on sales of oil and gas properties will result in ordinary income and deductions.

    Unitholders should be aware that they will be required to report income from the Consolidated Partnership even though such income may be in excess of cash distributions to them from the Consolidated Partnership. This could occur, for example, in those instances when the Consolidated Partnership repays the principal amount of its indebtedness (including any reimbursements to the General Partner of costs, including Direct and Administrative Costs, incurred during the Consolidation) or pays other nondeductible expenses.

    Passive Loss Rules: The Code contains certain passive loss rules, which generally prevent a taxpayer from deducting losses from "passive activities" in an amount greater than the taxpayer's income derived from such activities. Similarly, credits from passive activities are limited to the tax allocable to the passive activities. Losses and credits disallowed under the passive loss rules may generally be carried over to reduce passive income and the tax allocable to passive activities, respectively, in the next tax year. The disposition in a taxable transaction of a taxpayer's entire interest in an activity conducted by a limited partnership will, in general, give rise to the allowance of any remaining suspended deductions (but not credits).

    It should be noted that the Consolidated Partnership is not organized to provide tax benefits and thus it is not anticipated that the passive loss rules will have a material effect on Unitholders in this regard. If the Consolidated Partnership produces income (other than royalty and interest income), however, such income should generally qualify as passive income which may be utilized to offset losses from any of a Unitholder's other passive activities. Royalty or interest income of the Consolidated Partnership, if any, will be portfolio income which will not be available to offset a Unitholder's passive losses.

    Income from "publicly traded partnerships" that are not taxed as corporations may not be treated as passive income. The Consolidated Partnership will not be a publicly traded partnership (see "-Publicly Traded Partnerships"), however, and passive income produced by the Consolidated Partnership will not be recharacterized under this rule.

    Partnership Deductions:

             General: Expenses incurred to acquire mineral interests in oil and gas properties and to drill or produce oil and gas will be treated in one of the following manners for federal income tax purposes: (a) intangible drilling and development costs ("IDC") may be deducted when paid or capitalized at the taxpayer's election; (b) ordinary and necessary business expenses may be deducted when paid; (c) in the case of a dry hole or other worthless property, an ordinary loss deduction may be claimed; and (d) all other expenditures made by the Consolidated Partnership with respect to the acquisition, development or operation of its properties which do not qualify under (a), (b) or (c) above (such as the purchase prices of properties) must be capitalized and recovered, if at all, through depletion or depreciation.

             Deductions: IDC generally includes expenses of an operator in connection with the drilling of wells and the preparation of wells for the production of oil or gas. The Consolidated Partnership will not incur significant IDC, because it will expend substantially all of its funds for the maintenance of producing properties contributed by participating Partnerships and the acquisition of operating equipment installed thereon.

    Ordinary and necessary business expenses, such as Direct Costs, Administrative Costs, and Operating Costs, will generally qualify for deduction in the year accrued to the extent such expenditures do not result in the creation of assets having useful lives in excess of one year.


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    Taxpayers are entitled to a loss  deduction  equal to the adjusted  basis of worthless or abandoned property in the year in which such property (in the case of oil and gas interests, each separate unit of property) becomes worthless or is abandoned. Whether and when property becomes worthless or is abandoned is a question of fact which must be determined independently in each case.

             Depreciation: The cost of equipment to be contributed to or acquired by the Consolidated Partnership will most likely be recovered over a 5-7 year period. The Consolidated Partnership generally will step into the position of a participating Partnership-transferor for purposes of computing available depreciation with respect to contributed property. In the year property is contributed to the Consolidated Partnership, depreciation deductions will be allocated to the Consolidated Partnership based upon the number of months, including the month in which the transfer occurs (unless the transfer occurs on the last day of any calendar month), during the calendar year in which the recovery property is owned by the Consolidated Partnership.

    Depreciation deductions claimed with respect to Consolidated Partnership property are generally subject to recapture as ordinary income to the extent gain is realized upon the disposition of such property or an interest in such property, or upon disposition of Units in the Consolidated Partnership should it own property having recapture potential at the time of such disposition. See "-Sale of Consolidated Partnership Units".

             Depletion: Generally, the costs and expenses of acquiring partnership properties that are not otherwise deductible or recoverable through depreciation are capitalized and may be recovered through depletion. Consolidated Partnership oil and gas properties eligible for depletion will consist primarily of properties contributed by participating Partnerships. The depletion deduction is computed separately by each partner and not by the partnership, and the determination of whether cost or percentage depletion is applicable is to be made at the partner level. Under the Regulations, a partnership is required to provide each partner with all information necessary to determine the amount of his depletion allowable with respect to partnership properties. Each partner is required separately to keep records of his share of the adjusted basis in each oil and gas property, adjust such basis for any depletion taken, and use such adjusted basis each year in the computation of his cost depletion or in the computation of his gain or loss on the disposition of such property by the partnership.

    The partnership must allocate to each partner his proportionate share of the adjusted basis of each producing partnership property so that the partner may compute his depletion deduction. The manner in which the adjusted basis of the property will be allocated among Unitholders will depend upon whether there is a difference between the adjusted basis of the property and its fair market value at the time of the Consolidation. To the extent of any such difference, a special allocation of adjusted basis will be required. See "--Allocations to Partners" below. To the extent any portion of the adjusted basis of contributed property is not subject to a special allocation, the General Partner will, in accordance with the Regulations, allocate to each Unitholder his proportionate share of the adjusted basis of each Consolidated Partnership oil and gas property, based upon the Unitholder's capital interest in the Consolidated Partnership.

    The depletion deduction allowable with respect to each oil and gas property is the greater of the deduction computed under the cost or percentage depletion method. Cost depletion is computed by dividing the taxpayer's adjusted basis in the property at the end of a taxable year (without taking into account depletion for that year) by the sum of the units of production sold during the year and the total number of units of production reasonably expected to be recovered in the future (as determined at the end of the year) to determine the per unit allowance, and then multiplying the per unit allowance by the number of units sold during the year. Cost depletion cannot exceed the adjusted tax basis of the property to which it relates.

    The percentage depletion allowance is available only to those taxpayers who qualify under statutory exemptions, the most frequently applicable of which is the "independent producer" exemption. Such exemption does not apply, however, to property acquired prior to October 11, 1990 if such property was "proven" at the time the property (or an interest in the partnership holding such property) was acquired. Since most of the participating Partnerships' producing properties were acquired before October 11, 1990 and were classified as "proven" properties for this purpose, percentage depletion is not generally available to limited partners on the income from such properties and, likewise, would not be available to Unitholders after the transfer of such properties to the Consolidated Partnership. To the extent that percentage depletion was available with respect to properties of a participating Partnership prior to the Consolidation, it will continue to be available after the Consolidation.

    Depletion deductions claimed with respect to Consolidated Partnership properties will be subject to recapture as ordinary income to the extent gain is realized upon disposition of such property by the Consolidated Partnership or upon disposition of Consolidated Partnership Units by a Unitholder. See "--Sale of Consolidated Partnership Units".

    Oil and Gas Tax Credits: Limited partners in certain oil and gas projects may claim tax credits for producing fuels from nonconventional sources and for enhanced oil recovery. The Consolidated Partnership may be producing fuels from nonconventional sources (e.g., oil from shale and tar sands, or gas from geopressurized brine, Devonian shale, coal seams, or a tight formation). Limited partners, therefore, will be eligible to claim the credit for producing fuel from nonconventional sources; however, the General Partner does not anticipate that such credits will be material. The enhanced oil recovery credit

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is  available   with  respect  to  enhanced  oil  recovery   projects  begun  or
significantly expanded after December 31, 1991, for enhanced oil recovery costs incurred after that date. The General Partner does not anticipate that the Consolidated Partnership will incur significant amounts of enhanced oil recovery costs. Accordingly, the enhanced oil recovery credit, if available at all, will not be material.

    Expenses of Organizing the Consolidated Partnership: Expenses will be incurred in organizing the Consolidated Partnership and in issuing the Units. In general, such organization and syndication fees must be capitalized by the Consolidated Partnership. Fees classified as organization expenses (i.e., expenses which (I) are incident to the creation of the Consolidated Partnership,
(ii) are chargeable to the capital account and (iii) are of a character which, if expended incident to the creation of a partnership having an ascertainable life, would be amortized over such life) are permitted to be amortized over a period of not less than 60 months. Expenses associated with the Consolidation of the Partnerships into the Consolidated Partnership generally must be capitalized and will not be subject to amortization as organization expenses or recovered through depreciation or depletion.

    Allocations to Partners: Section 704 of the Code provides that allocations among the partners of any items of partnership income, gain, loss, deduction or credit will be determined by the partnership agreement unless either the partnership agreement does not provide for an allocation or, if it does, the allocation does not have substantial economic effect. Section 704(C) of the Code also requires that special allocations be made in the case of items relating to contributed property. As set forth in "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues--Allocation of Costs and Revenues Among Unitholders" above, the Articles provide for allocations of items of Consolidated Partnership income, gain, loss and deduction. Allocations of income, gain, loss, and deduction made in accordance with the Articles should be recognized as having substantial economic effect for federal income tax purposes.

    In the case of property contributed by the participating Partnerships to the Consolidated Partnership, special allocations of income, gain, loss and deduction will be made to the extent of any variation between the fair market value and adjusted basis of such property at the time of contribution. Any such variation will be accounted for on a property by property basis. Any such special allocations may not exceed the amount actually available to or reportable by the Consolidated Partnership. Although such special allocations will be implemented to comply with Section 704(c) of the Code, no assurance can be given to that effect, and it is possible that the Service would seek to reallocate items of Consolidated Partnership income, gains, losses, or deduction.

    Basis and "At Risk" Rules: A Unitholder's basis in his Units is used to determine gain on the disposition of his Units and to determine whether gain is recognized when cash is distributed to him by the Consolidated Partnership. A Unitholder may also deduct his share of Consolidated Partnership tax losses only to the extent of the adjusted basis of his Units.

    Generally, each Unitholder's basis in his Units will equal the adjusted basis of his Interests in a participating Partnership at the time of its liquidation. Each Unitholder's basis in his Units will be increased by his allocable share of Consolidated Partnership taxable income, depletion deductions claimed by him in excess of his share of the basis of the depletable property, and any further monetary contributions or increases in the amount included in his proportionate share of nonrecourse liabilities of the Consolidated Partnership. A Unitholder's basis in his Units will be decreased (but not below zero) by his share of Consolidated Partnership losses and distributions and by depletion claimed by him. Any decrease in a Unitholder's share of nonrecourse liabilities of the Consolidated Partnership is treated for tax purposes as a distribution of cash to the Unitholder (even though he may actually receive no cash) and therefore reduces a Unitholder's basis in his Units. Such a decrease will occur, for example, by amortization or other discharge of such liabilities, reduction of a Unitholder's interest in the Consolidated Partnership, sale of or foreclosure on property subject to nonrecourse debt, or sale or other disposition of his Units.

    Unitholders who are individuals or certain closely-held corporations may claim tax losses from the Consolidated Partnership on their respective returns only to the extent they are "at risk" with respect to the oil and gas activities of the Consolidated Partnership at the close of the taxable year. The
Unitholders should not be affected by these limitations, because the Consolidated Partnership is not anticipated to generate tax losses.

    Liquidation and Termination of the Consolidated Partnership: Upon liquidation of the Consolidated Partnership, it is likely that all of its assets will be sold and the cash proceeds distributed. (See " THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Dissolution".) A sale of any Consolidated Partnership property by the Consolidated Partnership will have the tax consequences described earlier under "--Partnership Income, Gains and Losses" and, with respect to recapture, under "--Partnership
Deductions". The distribution of cash proceeds from such sale will result in taxable income to a Unitholder only to the extent the amount distributed exceeds his adjusted basis in his Units. A loss will be recognized by a Unitholder to the extent that the cash received is less than his adjusted basis in his Units. The character of such gain or loss is discussed below under "--Sale of Consolidated Partnership Units".

    The sale or exchange (including a sale or exchange to the General Partner or another Unitholder) of 50% or more of the total interest in Consolidated Partnership capital and profits within a 12-month period will result in a deemed termination of the Consolidated Partnership for tax purposes. This could occur if enough Unitholders transferred their Units (see "THE CONSOLIDATED PARTNERSHIP--Transfer of Units") other than by gift, bequest or inheritance, or if they exercised their rights of presentment to the General Partner (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment"), or both within any 12-month period. For this purpose, the transfer of Consolidated Partnership Units to the participating Partnerships and the subsequent transfer of such Units by the participating Partnerships to Interest holders will not be treated as a sale or exchange causing a termination of the Consolidated Partnership. If a deemed termination were to occur, all Consolidated Partnership property would be deemed to have been distributed to the General Partner and the Unitholders in kind and previously claimed depreciation deductions and tax credits may be recaptured. If the Consolidated Partnership is continued after the deemed termination, it will be treated as a second partnership for tax purposes with Unitholders' bases in their Units and the Consolidated Partnership's basis in its properties being determined anew.

    Sale of Consolidated Partnership Units: Generally, gain or loss realized upon the sale of Units held for more than one year will be taxed as long-term capital gain or loss. However, that portion of realized gain allocable to "unrealized receivables," including recapturable IDC, depreciation, and depletion deductions, and "substantially appreciated inventory" of the Consolidated Partnership, will be taxed as ordinary income. Furthermore, the amount realized upon such a sale will include the amount of liabilities to which the Units are subject.

    If a partnership interest includes unrealized receivables or substantially appreciated inventory items, the transferor of such interest must notify the partnership within thirty days of the transfer or by January 15 of the following year, if earlier, and file a statement with his tax return. Most limited partners who transfer their Units will be required to comply with this notification requirement, because the Consolidated Partnership's properties are expected to include property subject to recapture. The Consolidated Partnership will then be required to file Form 8308 with the Service, containing information identifying the transferor and transferee, and to provide each such transferor and transferee with a copy of the Form 8308 so filed with the Service.

    Tax Consequences to Transferees of Units: The Articles provide that in the event of a sale or assignment of Units (other than by reason of a partner's death), the income, loss, deduction and credits of the Consolidated Partnership will be allocated pro rata between the assignor and assignee of such Units based on the periods of time during the Consolidated Partnership fiscal year that the Units were owned by each, without regard to the periods during such fiscal year in which such income, loss, deduction, and credits were actually realized. The Articles also provide, however, that certain "cash basis items" (i.e., interest, taxes and payments for services or for the use of property) must be allocated between the transferor and transferee by assigning the appropriate portion of such items to each day in the period to which they are attributable and by allocating such assigned portion based upon the transferor's or transferee's interest in the Consolidated Partnership as of the close of such day.
Furthermore, transferees of Units will be entitled to claim cost depletion, depreciation and losses and will be required to report gain with respect to Consolidated Partnership property based only on their pro rata share of their bases therein (and not the price paid for such Units), unless the Consolidated Partnership elects to make the election under Section 754 of the Code to adjust the basis of Consolidated Partnership property with respect to the transferee. As a result of the inherent tax accounting complexities and the substantial expense that would be incurred in making the election to adjust the tax basis of Consolidated Partnership property under Sections 734, 743 and 754 of the Code, the General Partner does not presently intend to make such elections on behalf of the Consolidated Partnership, although it is empowered to do so by the Articles. The absence of any such election may in some circumstances result in a reduction in the value of the Units to be acquired by a potential transferee.

    Alternative Minimum Tax: The alternative minimum tax, applicable to all taxpayers other than Subchapter C corporations, is equal to 26 percent of so much of the "alternative minimum taxable income" as exceeds the exemption amount (e.g., $45,000 in the case of a joint return, $33,750 for single taxpayers, and $22,500 for married taxpayers filing separately), reduced generally by the regular tax paid by the taxpayer for the taxable year. The tax rate is increased to 28 percent to the extent that alternative minimum taxable income exceeds the exemption amount by more than $175,000. The exemption amount described above is reduced by 25 percent of the amount by which alternative minimum taxable income exceeds $150,000 in the case of a joint return ($112,500 for single taxpayers and $75,000 for married taxpayers filing separately).

    For this purpose, "alternative minimum taxable income" generally is equal to taxable income determined with certain adjustments and increased by specified items of tax preference. Among the adjustments made are (I) depreciation taken on assets placed in service after December 31, 1986 generally must be reduced, and (ii) certain itemized deductions are not allowed (i.e., miscellaneous itemized deductions and state or local income taxes) or are limited (i.e., medical expenses and interest expenses). Included among the specified items of tax preference are percentage depletion in excess of the adjusted basis of the property (other than percentage depletion claimed by independent producers) and a portion of the IDC deduction (other than IDC deductions claimed by independent producers, except to the extent that such deductions would reduce alternative minimum taxable income by more than 40 percent).

    The effect of the alternative minimum tax on a Unitholder may depend upon a number of factors peculiar to such Unitholder. It is unlikely that a Unitholder's ownership of Units will subject the Unitholder to alternative minimum tax, however, because the Consolidated Partnership's operations are not expected to generate significant amounts of alternative minimum tax adjustments or preference items.

    Investment Interest: Restrictions on the deductibility of "investment interest" may result in the disallowance of a portion of a Unitholder's share of the Consolidated Partnership's deduction for interest on its obligations. Investment interest (i.e., interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment) is deductible by non-corporate taxpayers only to the extent it does not exceed "net investment income" (i.e., investment income less investment expenses). Investment income and investment interest do not include income from or interest paid with respect to an investment that is a passive activity. See "--Passive Loss Rules". Investment interest which is not allowable as a deduction in one year pursuant to this limitation may be carried over to subsequent years within certain limits. The characterization of interest as investment interest in the case of borrowings by a partnership must be determined at the partnership level. Although most interest expense incurred by the Consolidated Partnership will not be investment interest, some portion of such interest expense may be treated as investment interest to the extent that it relates to investment income (i.e., interest and royalties) earned by the Consolidated Partnership. Unitholders who had borrowed to finance the purchase of their Interests in a participating Partnership should be aware that interest on such borrowing may also constitute investment interest and would be subject to the above-described limitations.

    Considerations for Tax-Exempt Limited Partners: Unitholders that are tax-exempt entities, including charitable organizations, pension, profit-sharing or stock bonus plans, Keogh Plans, Individual Retirement Accounts and certain other employee benefit plans are subject to federal income tax on unrelated business taxable income (i.e., net income derived from the conduct of a trade or business regularly carried on by the tax-exempt entity or by a partnership in which it is a partner). Each tax-exempt entity is allowed an annual $1,000 special deduction in determining the amount of unrelated business taxable income subject to tax. Tax-exempt entities taxed on their unrelated business taxable income are also subject to the alternative minimum tax for items of tax preference which enter into the computation of unrelated business taxable income. Income derived from ownership of a working interest in oil or gas properties has been held to constitute unrelated business taxable income, even though ownership is in the form of a limited partnership interest. For this reason, substantially all of a tax-exempt Unitholder's share of Consolidated Partnership income will constitute unrelated business taxable income. Based on its financial projections, however, the General Partner believes that no tax-exempt Unitholder will receive more than $1,000 of unrelated business taxable income from the Consolidated Partnership (assuming no change in the number of Units held). Accordingly, no tax-exempt Unitholder should be subject to tax unless such a Unitholder also receives unrelated business taxable income from other sources. Unrelated business taxable income may also arise from "debt-financed property" which may result in the case of Consolidated Partnership property subject to "acquisition indebtedness" or when a tax-exempt Unitholder incurs debt in connection with the acquisition of its Units.

    The General Partner will provide each Unitholder that is a tax-exempt entity with a statement as to what portion of Consolidated Partnership income for the previous fiscal year constitutes, in its opinion, unrelated business taxable income, assuming that such Unitholder did not incur debt in connection with its acquisition of Units. Such information will be included as part of the regular annual tax information provided to all Unitholders.

Other Tax Aspects

    The Consolidated Partnership is anticipated to operate in a greater number of jurisdictions than any of the participating Partnerships. Thus, the following discussions may have added significance for certain limited partners.

    State and Local Income Taxes: An investment in the Consolidated Partnership may subject a Unitholder to income taxes imposed by the states and localities in which the Consolidated Partnership operates as well as any other jurisdictions in which a Unitholder resides or does business and, accordingly, may require a Unitholder to file one or more state or local income tax returns reflecting such income from Consolidated Partnership operations.

    Federal and State Death Taxes: A Unitholder may be subject to federal estate tax or death taxes imposed by the state of his domicile (and/or residence), and/or by certain jurisdictions where the Consolidated Partnership operates, on the value of his Units at the date of his death, or an alternative valuation date. The Units, however, may not be producing revenues at that time in amounts sufficient to pay such taxes.

Possible Changes in Federal Tax Laws and Regulations

    The General Partner cannot predict what changes may be effected in the Code by Congress or what revisions in existing Regulations or IRS rulings, procedures or other policy may occur, or whether any of such changes or revisions would be applied retroactively. Consequently, no assurance can be given that the federal income tax consequences of the ownership of Units in the Consolidated Partnership will not be altered.

     THE FOREGOING ANALYSIS OF THE FEDERAL INCOME TAX CONSIDERATIONS TO THE LIMITED PARTNERS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, IF A

LIMITED PARTNER CONTEMPLATES APPROVING THE CONSOLIDATION, HE IS URGED TO CONSULT HIS TAX ADVISORS WITH SPECIFIC REFERENCE TO HIS OWN TAX SITUATION.

                     EMPLOYEE RETIREMENT INCOME SECURITY ACT

    The Employee Retirement Income Security Act of 1974 ("ERISA") applies to investments by pension, profit-sharing, stock bonus, Keogh and other employee benefit plans, and by IRAs (collectively referred to as "Benefit Plans"). ERISA does not prohibit Benefit Plans from investing in any specific type of investment but does require that plan fiduciaries give appropriate consideration to the facts and circumstances relevant to a particular investment, including whether the investment is reasonably designed, as part of the investment portfolio, to further the purposes of the Benefit Plan, taking into consideration risk of loss and opportunity for gain. ERISA also requires fiduciaries to take into account factors such as composition of the portfolio with regard to diversification, liquidity, current return relative to anticipated cash flow requirements and projected return relative to funding objectives, and the need to value plan assets annually. ERISA prohibits certain transactions between a Benefit Plan and a "party in interest" as defined by ERISA or a "disqualified person" as defined in Section 4975(e)(2) of the Code. Although IRAs are not generally subject to the fiduciary rules of ERISA, such accounts are subject to Section 4975 of the Code which imposes a 5% excise tax on any fiduciary or "disqualified person" (as defined therein) who engages in certain transactions similar to those transactions prohibited under ERISA. The excise tax may increase to 100% if violations are not timely corrected after notice. Whether or not assets of the Consolidated Partnership will be deemed to be assets of an IRA for purposes of Section 4975 of the Code will be determined in accordance with the "plan asset" regulations discussed below. Benefit Plan fiduciaries should carefully consider whether an investment in the Consolidated Partnership is consistent with their responsibilities under ERISA.

    Under the Department of Labor plan assets regulations, the assets of a pooled investment vehicle such as the Consolidated Partnership will not be plan assets of a Benefit Plan for ERISA purposes (and will not be subject to requirements regarding fiduciary responsibility and the holding of plan assets in trust) if the issuer is an "operating company" (i.e., "an entity that is primarily engaged in the production or sale of a product or service other than the investment of capital") or if equity participation in the entity by Benefit Plan limited partners is not significant (i.e., less than 25% of the value of any class of equity interests in a partnership is held by Benefit Plan investors). The General Partner believes that the Consolidated Partnership will be an operating company and anticipates that Benefit Plan participation in the Consolidated Partnership will be less than 25%. There can be no absolute assurance, however, that the Consolidated Partnership will meet the operating company or 25% test.

    Alternatively, the plan assets regulations provide that the assets of a partnership will not be treated as plan assets if equity interests in the partnership are "publicly offered securities" (i.e., a security that is widely held, freely transferable, not offered primarily to tax-exempt limited partners, and either registered under the Securities Exchange Act of 1934 or sold pursuant to a registration statement under the Securities Act of 1933 and the class of securities is registered under the 1934 Act within 120 days after the end of the issuer's fiscal year during which the public offering occurred). The regulations provide that securities are "widely held" only if they are part of a class of securities purchased and held by 100 or more persons who are independent of the issuer and of one another. The Consolidated Partnership will have a minimum of more than 4,000 Unitholders, the overwhelming majority of the Units will be held by limited partners who are not tax-exempt limited partners, the Units are being offered pursuant to a registration statement under the Securities Act of 1933, and the Consolidated Partnership will be registered under Section 12(g) of the Securities Exchange Act of 1934 within the applicable period because it will have more than 500 limited partners and total assets exceeding $5,000,000. Based on these facts, the General Partner believes that the Units satisfy all criteria for "publicly offered securities" other than the free transfer requirement.

    The plan assets regulations do not define the term "freely transferable" but provide that the determination of whether a security is freely transferable depends on all the facts and circumstances. In cases of offerings with a minimum investment of $10,000 or less (such as the Partnerships and the Consolidated Partnership), however, certain enumerated restrictions, including restrictions against transfers that would result in a termination or reclassification of a partnership for federal tax purposes, ordinarily will not, alone or in combination, affect the finding that securities are freely transferable. In order to prevent the Consolidated Partnership from being taxed as a "publicly traded partnership" (see "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships"), the Articles contain a restriction which allows the General Partner to refuse its consent to any transfer that it believes occurred through a secondary market or the substantial equivalent thereof (as defined for purposes of Section 7704 of the Code). The Department of Labor has ruled in at least one instance that a substantially similar restriction against transfers which was drafted to avoid reclassification of a partnership as a publicly traded partnership qualified as a permitted restriction under the plan assets regulations. It is Counsel's opinion that this restriction should not cause the Units not to be freely transferable under the facts and circumstances because it is necessary to ensure that the Consolidated Partnership continues to be treated as a partnership for federal tax purposes. Accordingly, based on all the facts and circumstances described above and on Counsel's opinion regarding free transfer of the Units, the General Partner believes that the Units will be "publicly offered securities" and that the assets of the Consolidated Partnership will not be plan assets for ERISA purposes under the regulations.

                               GENERAL INFORMATION

Legal Opinion

The legality of the Units offered hereby will be passed upon for the Consolidated Partnership by Satterlee Stephens Burke & Burke, LLP, 47 Maple Street, Summit, New Jersey 07901-2518.

Experts

The balance sheet of Enex Consolidated Partners, L.P. as of July 31, 1996, the balance sheets of each of the Partnerships as of December 31, 1995 and 1994 and the related statements of operations, partners' capital and changes in cash flows for each of the two years in the period ended December 31, 1995, the combined balance sheets of the Partnerships as of December 31, 1995 and 1994 and the related combined statements of operations, partners capital and changes in cash flows for each of the two years in the period ended December 31, 1995 and the consolidated balance sheet of Enex Resources Corporation as of December 31, 1995, included in this Prospectus/Proxy Statement have been examined by Deloitte & Touche, LLP. independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Representatives of Deloitte & Touche, LLP. are expected to be present at the Meetings and to be available to respond to appropriate questions.

Legal matters in connection with the Consolidated Partnership discussed under "TAX ASPECTS" and "EMPLOYEE RETIREMENT INCOME SECURITY ACT" have been passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, New York 10169-0079, and are included herein in reliance upon the authority of said firm as experts in such matters.

Estimates of oil and gas reserves appearing herein were based upon independently prepared engineering studies by the petroleum consulting firm of H.J. Gruy and Associates, Inc. of Houston, Texas and are included in reliance upon the authority of such firm as experts in such matters.

                             ADDITIONAL INFORMATION

Reports, proxy material and other information filed by the Partnerships and the General Partner with the SEC can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549.

The General Partner has filed a Registration Statement with the SEC (Reg. No. 333-09953) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities offered hereby (the "Registration Statement") . This Prospectus/Proxy Statement does not contain all of the information set forth or incorporated by reference in the Registration Statement. References in this Prospectus/Proxy Statement to various documents, statutes, regulations and agreements do not purport to be complete and are qualified in their entirety by such documents, statutes, regulations and agreements. Certain of the information contained in the Registration Statement on file with the SEC has been omitted pursuant to rules and regulations of the SEC. Copies of the Registration Statement and the exhibits thereto, including the information so omitted, are on file at the offices of the SEC and may be obtained upon payment of a prescribed fee or may be examined without charge at the public reference facility of the SEC in Washington, D.C. Electronic registration statements filed through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system are publicly available through the SEC's Web site at http:/www.sec.gov. This Registration Statement, as well as all amendments thereto and subsequent reports, have been, and will be, filed through EDGAR.



                         INDEX TO FINANCIAL STATEMENTS


Enex Consolidated Partner's L.P. - Pro Forma                                             Page


     Unaudited Pro Forma Combined Balance Sheet - Assumed Maximum Acceptance              F-2
     Unaudited Pro Forma Combined Balance Sheet - Assumed Minimum Acceptance              F-3
     Unaudited Pro Forma Combined Statements of Operations
          For the Nine Months ended September 30, 1996 - Assumed Maximum Acceptance       F-4
          For the Nine Months ended September 30, 1996 - Assumed Minimum Acceptance       F-5
          For the Year Ended December 31, 1995 - Assumed Maximum Acceptance               F-6
          For the Year Ended December 31, 1995 - Assumed Minimum Acceptance               F-7
     Unaudited Pro Forma Combined Statements of Cash Flows
          For the Nine Months Ended September 30, 1996 - Assumed Maximum Acceptance       F-8
          For the Nine Months Ended September 30, 1996 - Assumed Minimum Acceptance       F-9
          For the Year Ended December 31, 1995 - Assumed Maximum Acceptance               F-10
          For the Year Ended December 31, 1995 - Assumed Minimum Acceptance               F-11
     Notes to unaudited Pro Forma Financial Statements                                    F-12
     Supplementary Oil and Gas Information . . . . . . . . . . . . . . . . . . . . . .    F-16
Enex Consolidated Partner's L.P.
     Opinion of Independent Certified Public Accountants . . . . . . . . . . . . . .      F-20
     Balance Sheet as of September 30, 1996. . . . . . . . . . . . . . . . . . . .        F-21
Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships
     Opinion of Independent Certified Public Accountants . . . . . . . . . . . . . .      F-27
     Combined Balance Sheets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-28
     Combined Statements of Operations  . . . . . . . . . . . . . . . . . . . . . . .     F-29
     Combined Statements of Changes in Partners' Capital . . . . . . . . . . . . . .      F-30
     Combined Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . .      F-31
     Notes to Combined Financial Statements . . . . . . . . . . . . . . . . . . . . .     F-32
     Supplementary Oil and Gas Information  . . . . . . . . . . . . . . . . . . . . .     F-39
Enex Resources Corporation
     Opinion of Independent Certified Public Accountants  . . . . . . . . . . . . . .     F-42
     Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-43
     Notes to Consolidated Balance Sheets  . . . . . . . . . . . . . . . . . . . . .      F-45
     Supplementary Oil and Gas Information . . . . . . . . . . . . . . . . . . . . .      F-51

             ENEX CONSOLIDATED PARTNERS, L.P. - UNAUDITED PRO FORMA
                  ENEX OIL AND GAS PROGRAM LIMITED PARTNERSHIPS




     The following unaudited pro forma balance sheets, pro forma statements of operations and pro forma statements of cash flow of Enex Consolidated Partners, L.P. give effect to the issuance of General Partner and Limited Partner interests pursuant to the terms of the proposed consolidation transaction assuming that the proposed consolidation was consummated at September 30, 1996 for purposes of the pro forma balance sheets and at January 1, 1995 for purposes of the pro forma statements of operations and pro forma statements of cash flow. The combined pro forma financial information has been presented using the purchase method of accounting; therefore, the combined pro forma financial statements have been reported based on the Partnerships' exchange values. The pro forma balance sheets have been presented on the basis of an assumed maximum level of acceptance by all Predecessor Partnerships and an assumed minimum acceptance level. For the assumed minimum acceptance level, only those partnerships that on a combined basis have the lowest combined net cash provided by operating activities for the fiscal year ended December 31, 1995 which together have an exchange value greater than $10 million were included in the presentation.


     The unaudited pro forma balance sheets, pro forma statements of operations and pro forma statements of cash flows should be read in conjunction with the accompanying historical financial statements and related notes of the Combined Enex Oil and Gas Income Program Limited Partnerships included elsewhere in the Prospectus/Proxy Statement.

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
Assumed Maximum Acceptance                                                                       Pro forma
                                                                                                 (Assumed
ASSETS                                        September 30,                                       Maximum
                                                  1996               Adjustments                Acceptance)
                                           ------------------   --------------------         -----------------
CURRENT ASSETS:
  Cash & cash equivalents                  $         554,721    $          (200,000)(2)               354,721
  Accounts receivable - oil & gas sales            1,511,781                                        1,511,781
  Receivable from litigation settlement              280,050                                          280,050
  Other current assets                               226,875                                          226,875
                                           ------------------   --------------------         -----------------

Total current assets                               2,573,427               (200,000)                2,373,427
                                           ------------------   --------------------         -----------------

OIL & GAS  PROPERTIES  (Successful  efforts  accounting  method)  Proved mineral interests and related
    equipment & facilities                       137,542,796           (123,951,211)(6)            13,991,585
                                                                            400,000 (2)
 Less accumulated depreciation
    and depletion                                123,702,014           (123,702,014)(6)                     0
                                           ------------------   --------------------         -----------------

Property, net                                     13,840,782                150,803                13,991,585
                                           ------------------   --------------------         -----------------

ORGANIZATION COSTS, NET                               26,624                (26,624)(6)                     0
                                           ------------------   --------------------         -----------------

TOTAL                                      $      16,440,833    $           (75,821)               16,365,012
                                           ==================   ====================         =================

LIABILITIES AND
  PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                        $         597,733    $           200,000 (2)               797,733
   Notes payable to general partner                   11,338                (11,338)(3)                     0
   Payable to general partner                        684,790               (684,790)(3)                     0
                                           ------------------   --------------------         -----------------

Total current liabilities                          1,293,861               (496,128)                  797,733
                                           ------------------   --------------------         -----------------

NONCURRENT LIABLITIES:
   Noncurrent portion of payable to
      general partner                              1,279,009             (1,279,009)(3)                     0
                                           ------------------   --------------------         -----------------


LIMITED PARTNERS' CAPITAL                         12,051,879              3,791,221 (3)
  SUBJECT TO REDEMPTION                                                    (275,821)(6)            15,567,279  (7)

GENERAL PARTNER'S CAPITAL                          1,816,084             (1,816,084)(3)                     0
                                           ------------------   --------------------         -----------------


TOTAL                                      $      16,440,833    $           (75,821)               16,365,012
                                           ==================   ====================         =================

Book Value per $500 L.P. Unit              $           36.37(5)                                          46.98(5)
                                           ==================                                =================

See notes to pro forma financial statements.

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
Assumed Minimum Acceptance                                                                         Pro forma
                                                                                                   (Assumed
ASSETS                                     September 30,                                           Minimum
                                               1996                 Adjustments                  Acceptance)
                                         -----------------     --------------------          ------------------
CURRENT ASSETS:
  Cash & cash equivalents                 $       280,350      $          (200,000)(2)       $          80,350
  Accounts receivable - oil & gas sales           952,625                                              952,625
  Receivable from litigation settlement           280,050                                              280,050
  Other current assets                            164,071                                              164,071
                                         -----------------     --------------------          ------------------

Total current assets                            1,677,096                 (200,000)                  1,477,096
                                         -----------------     --------------------          ------------------

OIL & GAS  PROPERTIES  (Successful  efforts  accounting  method)  Proved mineral interests and related
    equipment & facilities                    117,761,778             (108,689,383)(6)               9,472,395
                                                                           400,000 (2)
 Less accumulated depreciation
    and depletion                             109,012,456             (109,012,456)(6)                       0
                                         -----------------     --------------------          ------------------

Property, net                                   8,749,322                  723,073                   9,472,395
                                         -----------------     --------------------          ------------------


TOTAL                                     $    10,426,418      $           523,073           $      10,949,491
                                         =================     ====================          ==================

LIABILITIES AND
  PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                       $       322,397      $           200,000 (2)       $         522,397
   Payable to general partner                     533,786                 (533,786)(3)                       0
                                         -----------------     --------------------          ------------------

Total current liabilities                         856,183                 (333,786)                    522,397
                                         -----------------     --------------------          ------------------

NONCURRENT LIABLITIES:
   Noncurrent portion of payable to
      general partner                           1,074,549               (1,074,549)(3)                       0
                                         -----------------     --------------------          ------------------

LIMITED PARTNERS' CAPITAL
  SUBJECT TO REDEMPTION                         6,911,110                3,192,911 (3)
                                                                           323,073 (6)              10,427,094 (7

GENERAL PARTNER'S CAPITAL                       1,584,576               (1,584,576)(3)                       0
                                         -----------------     --------------------          ------------------


TOTAL                                     $    10,426,418      $           523,073           $      10,949,491
                                         =================     ====================          ==================

Book Value per $500 L.P. Unit                        25.26(5)                              $              38.(5)
                                         =================                                   ==================

See notes to pro forma financial statements

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED PRO FORMA COMBINED  STATEMENTS OF OPERATIONS For the nine months ended
September 30, 1996 (Assumed Maximum Acceptance)


                                                                           Pro forma
                                                   Historical             Adjustments            Pro forma
                                                                                          ---------------
REVENUES:
  Oil and gas sales                            $       8,826,066                           $      8,826,066
                                               ------------------                          -----------------

EXPENSES:
  Depreciation, depletion and amortization             2,112,282      $          25,224 (6)       2,137,506
  Impairment of property                               2,315,081             (2,315,081)(6)               0
  Lease operating expenses                             3,097,827                                  3,097,827
  Production taxes                                       455,583                                    455,583
  General and administrative:
    Allocated from general partner                     1,258,496                                  1,258,496 (4)
    Direct expense                                        96,154                                     96,154 (4)
                                               ------------------     ------------------   -----------------

Total expenses                                         9,335,423             (2,289,857)          7,045,566
                                               ------------------     ------------------   -----------------

INCOME (LOSS) FROM OPERATIONS                           (509,357)             2,289,857           1,780,500
                                               ------------------     ------------------   -----------------

OTHER INCOME (EXPENSE):
  Interest income                                          8,800                                      8,800
  Interest expense                                        (2,307)                 2,307 (3)               0
  Gain on sale of property                               141,348                                    141,348
                                               ------------------     ------------------   -----------------

Other income (expense), net                              147,841                  2,307             150,148
                                               ------------------     ------------------   -----------------

NET INCOME (LOSS)                              $        (361,516)     $       2,292,164    $      1,930,648
                                               ==================     ==================   =================

See notes to pro forma financial statements.

ENEX CONSOLIDATED PARTNERS, L.P.

PRO FORMA COMBINED  STATEMENTS OF OPERATIONS For the nine months ended September
30, 1996 (Assumed Minimum Acceptance)

(UNAUDITED)                                                                                      Pro forma
                                                       Historical           Adjustments           Pro forma
                                                                                                ---------------

REVENUES:
  Oil and gas sales                               $        5,626,464                          $      5,626,464
                                                ---------------------                         -----------------

EXPENSES:
  Depreciation, depletion and amortization                 1,308,886     $        130,527  (6)       1,439,413
  Impairment of property                                   1,579,403           (1,579,403) (6)               0
  Lease operating expenses                                 1,933,643                                 1,933,643
  Production taxes                                           278,637                                   278,637
  General and administrative:
    Allocated from general partner                           972,628                                   972,628  (4)
    Direct expense                                            86,859                                    86,859  (4)
                                                ---------------------    -----------------    -----------------

Total expenses                                             6,160,056           (1,448,876)           4,711,180
                                                ---------------------    -----------------    -----------------

(LOSS) FROM OPERATIONS                                      (533,592)           1,448,876              915,284
                                                ---------------------    -----------------    -----------------

OTHER INCOME (EXPENSE):
  Interest income                                              6,968                                     6,968
  Gain on sale of property                                   139,137                                   139,137
                                                ---------------------    -----------------    -----------------

Other income (expense), net                                  146,105                                   146,105
                                                ---------------------    -----------------    -----------------

NET INCOME (LOSS)                                 $         (387,487)    $      1,448,876     $      1,061,389
                                                =====================    =================    =================

See notes to pro forma financial statements
                                       F-5

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED  PRO  FORMA  COMBINED  STATEMENTS  OF  OPERATIONS  For the year  ended
December 31, 1995 Assumed Maximum Acceptance


                                    Pro forma
                                      Historical           Adjustments           Pro forma
                                                                               ---------------

REVENUES:
  Oil and gas sales                  $   10,117,119                          $     10,117,119
                                     ---------------                         -----------------

EXPENSES:
  Depreciation, depletion
    and amortization                 $    3,748,723     $         40,844  (6)       3,789,567
  Lease operating expenses                4,312,449                                 4,312,449
  Production taxes                          569,321                                   569,321
  General and administrative:
    Allocated from general partner        1,695,475                                 1,695,475  (4)
    Direct expense                          370,904                                   370,904  (4)
                                     ---------------    -----------------    -----------------

Total expenses                           10,696,872               40,844           10,737,716
                                     ---------------    -----------------    -----------------

INCOME (LOSS)
  FROM OPERATIONS                          (579,753)             (40,844)            (620,597)
                                     ---------------    -----------------    -----------------

OTHER INCOME (EXPENSE):
  Interest income                            41,795                                    41,795
  Interest expense                           (8,141)               8,141  (3)               -
  Gain on sale of property                  659,326                                   659,326
                                     ---------------    -----------------    -----------------

Other income (expense), net                 692,980                8,141              701,121
                                     ---------------    -----------------    -----------------

NET INCOME                            $     113,227     $        (32,703)    $         80,524
                                     ===============    =================    =================

See notes to pro forma financial statements.

ENEX CONSOLIDATED PARTNERS, L.P.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
For the year ended December 31, 1995
(Assumed Minimum Acceptance)

(UNAUDITED)
                                                                       Pro forma
                                                    Historical        Adjustments           Pro forma

REVENUES:
  Oil and gas sales                              $     6,367,598                               6,367,598
                                                 ----------------                       -----------------

EXPENSES:
  Depreciation, depletion
    and amortization                                   2,379,275  $         196,631 (6)        2,575,906
  Lease operating expenses                             2,690,969                               2,690,969
  Production taxes                                       331,952                                 331,952
  General and administrative:
    Allocated from general partner                     1,281,112                               1,281,112 (4)
    Direct expense                                       316,208                                 316,208 (4)
                                                 ---------------- ------------------    -----------------

Total expenses                                         6,999,516            196,631            7,196,147
                                                 ---------------- ------------------    -----------------

INCOME (LOSS)
   FROM OPERATIONS                                      (631,918)          (196,631)            (828,549)
                                                 ---------------- ------------------    -----------------

OTHER INCOME (EXPENSE):
  Interest income                                         41,292                                  41,292
  Interest expense                                        (2,096)             2,096 (3)                0
  Gain on sale of property                               659,326                                 659,326
                                                 ---------------- ------------------    -----------------

Other income (expense), net                              698,522              2,096              700,618
                                                 ---------------- ------------------    -----------------

NET INCOME (LOSS)                                $        66,604  $        (194,535)            (127,931)
                                                 ================ ==================    =================

See notes to pro forma financial statements

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF CASH FLOWS
For the nine months ended
September 30, 1996
(Assumed Maximum Acceptance)                                                                          Pro forma
                                                                                                      (Assumed
CASH FLOWS FROM                                                                   Pro forma            Maximum
 OPERATING ACTIVITIES:                                     Historical            Adjustments         Acceptance)
                                                       ------------------     ----------------   ------------------

Net income (loss)                                      $        (361,516)     $     2,292,164    $       1,930,648
                                                       ------------------     ----------------   ------------------
Adjustments to  reconcile  net income  (loss) to net cash  provided by operating activities:
  Depreciation, depletion and amortization                     4,427,363           (2,289,857)(6)        2,137,506
  Gain on sale of property                                      (141,348)                                 (141,348)
(Increase) in:
  Accounts receivable - oil & gas sales                         (330,732)                                 (330,732)
  Other current assets                                           (11,754)                                  (11,754)
Increase (decrease) in:
   Accounts payable                                             (265,888)                                 (265,888)
                                                       ------------------     ----------------   ------------------

Total adjustments                                              3,677,641           (2,289,857)           1,387,784
                                                       ------------------     ----------------   ------------------

Net cash provided by operating activities                      3,316,125                2,307            3,318,432
                                                       ------------------     ----------------   ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                               289,942                                   289,942
    Property additions - development costs                      (817,886)                                 (817,886)
                                                       ------------------     ----------------   ------------------

Net cash (used) by investing activities                         (527,944)                                 (527,944)
                                                       ------------------     ----------------   ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of payable to general partner                    (1,154,241)           1,154,241 (3)                0
   Repayment of note payable to general partner                  (30,922)              30,922 (3)                0
   Cash distributions                                         (1,755,219)                               (1,755,219)
                                                       ------------------     ----------------   ------------------

Net cash provided (used) by financing activities              (2,940,382)           1,185,163           (1,755,219)
                                                       ------------------     ----------------   ------------------

NET INCREASE (DECREASE) IN CASH                                 (152,201)           1,187,470            1,035,269

CASH AT BEGINNING OF YEAR                                        706,922                                   706,922
                                                       ------------------     ----------------   ------------------

CASH AT END OF PERIOD                                  $         554,721      $     1,187,470    $       1,742,191
                                                       ==================     ================   ==================

Cash paid during the period for interest               $           2,307      $        (2,307)   $               -
                                                       ==================     ================   ==================

See notes to pro forma financial statements.

ENEX CONSOLIDATED PARTNERS, L.P.

PRO FORMA COMBINED  STATEMENTS OF CASH FLOWS
For the nine months ended September 30, 1996
(Assumed Minimum Acceptance)

CASH FLOWS FROM                                                                  Pro forma
 OPERATING ACTIVITIES:                                 Historical               Adjustments           Pro forma
                                                     ----------------       ------------------   ------------------

Net income (loss)                                     $     (387,487)       $       1,448,876    $       1,061,389
                                                     ----------------       ------------------   ------------------
Adjustments to  reconcile  net income  (loss) to net cash  provided by operating activities:
  Depreciation, depletion and impairment                   2,888,289               (1,448,876)(6)        1,439,413
  Gain on sale of property                                  (139,137)                                     (139,137)
(Increase) decrease in:
  Accounts receivable - oil & gas sales                     (220,682)                                     (220,682)
  Other current assets                                        17,663                                        17,663
(Decrease) in:
   Accounts payable                                         (220,555)                                     (220,555)
                                                     ----------------       ------------------   ------------------

Total adjustments                                          2,325,578               (1,448,876)             876,702
                                                     ----------------       ------------------   ------------------

Net cash provided by operating activities                  1,938,091                        0            1,938,091
                                                     ----------------       ------------------   ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                           286,298                                       286,298
    Property additions - development costs                  (514,914)                                     (514,914)
                                                     ----------------       ------------------   ------------------

Net cash (used) by investing activities                     (228,616)                                     (228,616)
                                                     ----------------       ------------------   ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of payable to general partner              $   (877,529)       $         877,529 (3)                0
   Cash distributions                                     (1,033,310)                                   (1,033,310)
                                                     ----------------       ------------------   ------------------

Net cash provided (used) by financing activities          (1,910,839)                 877,529           (1,033,310)
                                                     ----------------       ------------------   ------------------

NET INCREASE (DECREASE) IN CASH                             (201,364)                 877,529              676,165

CASH AT BEGINNING OF YEAR                                    481,714                                       481,714
                                                     ----------------       ------------------   ------------------

CASH AT END OF PERIOD                                   $    280,350        $         877,529    $       1,157,879
                                                     ================       ==================   ==================

Cash paid during the period for interest                $          -        $               -    $               -
                                                     ================       ==================   ==================

See notes to pro forma financial statements

ENEX CONSOLIDATED PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF CASH FLOWS
For the year ended December 31, 1995
(Assumed Maximum Acceptance)                                                           Pro forma
                                                                                        before
CASH FLOWS FROM                                                         Pro forma    Consolidation  Consolidation
 OPERATING ACTIVITIES:                                    Historical    Adjustments     Expenses       Expenses      Pro forma
                                                        --------------  -----------    -----------    ---------    --------------

Net income (loss)                                       $     113,227      (32,703)        80,524                  $      80,524
                                                        --------------  -----------    -----------                 --------------
Adjustments to reconcile net income (loss)
  to net cash provided (used) by operating activities:
  Depreciation, depletion and amortization                  3,748,723       40,844      3,789,567                      3,789,567
  Gain on sale of property                                   (659,326)                   (659,326)                      (659,326)
(Increase) decrease in:
  Accounts receivable - oil & gas sales                        34,612                      34,612                         34,612
  Other current assets                                        (46,289)                    (46,289)                       (46,289)
Increase in:
   Accounts payable                                            74,268                      74,268      200,000  (2)      274,268
                                                        --------------  -----------    -----------    ---------    --------------

Total adjustments                                           3,151,988       40,844      3,192,832      200,000         3,392,832
                                                        --------------  -----------    -----------    ---------    --------------

Net cash provided (used) by operating activities            3,265,215        8,141      3,273,356      200,000         3,473,356
                                                        --------------  -----------    -----------    ---------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                          1,011,465                   1,011,465                      1,011,465
    Consolidation expenses                                          -                           -     (400,000)(2)      (400,000)
    Property additions - development costs                   (577,125)                   (577,125)                      (577,125)
    Acquisition of proved oil & gas properties                (79,506)                    (79,506)                       (79,506)
                                                        --------------  -----------    -----------    ---------    --------------

Net cash provided by investing activities                     354,834                     354,834     (400,000)(2)       (45,166)
                                                        --------------  -----------    -----------    ---------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payable to general partner                              (1,237,015)   1,237,015  (3)         0                              0
   Repayment of notes payable to general partner             (101,965)     101,965  (3)         0                              0
   Cash distributions                                      (2,011,365)                 (2,011,365)                    (2,011,365)
                                                        --------------  -----------    -----------    ---------    --------------

Net cash provided (used) by financing activities           (3,350,345)   1,338,980     (2,011,365)                    (2,011,365)
                                                        --------------  -----------    -----------    ---------    --------------

NET INCREASE (DECREASE) IN CASH                               269,704    1,347,121      1,616,825     (200,000)        1,416,825

CASH AT BEGINNING OF YEAR                                     437,218                     437,218                        437,218
                                                        --------------  -----------    -----------    ---------    --------------

CASH AT END OF PERIOD                                   $     706,922    1,347,121      2,054,043     (200,000)    $   1,854,043
                                                        ==============  ===========    ===========    =========    ==============

Cash paid during the period for interest                $      17,328      (17,328)             0                  $           0
                                                        ==============  ===========    ===========    =========    ==============

See notes to pro forma financial statements.


ENEX CONSOLIDATED PARTNERS, L.P.

PRO FORMA COMBINED STATEMENTS OF CASH FLOWS
For the year ended December 31, 1995
(Assumed Minimum Acceptance)                                                           Pro forma
                                                                                         before
CASH FLOWS FROM                                                           Pro forma   Consolidation Consolidation
 OPERATING ACTIVITIES:                                     Historical    Adjustments    Expenses      Expenses       Pro forma
                                                          ------------  -----------   ------------ -------------   -------------

Net income (loss)                                         $    66,604   $ (194,535)   $  (127,931)                 $   (127,931)
                                                          ------------  -----------   ------------ -------------   -------------
Adjustments to reconcile net income (loss) to net
  cash provided (used) by operating activities:
  Depreciation, depletion and amortization                  2,379,275      196,631      2,575,906                     2,575,906
  Gain on sale of property                                   (659,326)                   (659,326)                     (659,326)
(Increase) decrease in:
  Accounts receivable - oil & gas sales                        40,625                      40,625                        40,625
  Other current assets                                        (59,871)                    (59,871)                      (59,871)
Increase in:
   Accounts payable                                            65,361                      65,361  $    250,000 (2)     315,361
                                                          ------------  -----------   ------------ -------------   -------------

Total adjustments                                           1,766,064      196,631      1,962,695       250,000       2,212,695
                                                          ------------  -----------   ------------ -------------   -------------

Net cash provided (used) by operating activities            1,832,668        2,096      1,834,764       250,000       2,084,764
                                                          ------------  -----------   ------------ -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                          1,011,465                   1,011,465                     1,011,465
    Consolidation expenses                                                                             (400,000)(2)    (400,000)
    Property additions - development costs                   (379,214)                   (379,214)                     (379,214)
                                                          ------------  -----------   ------------ -------------   -------------

Net cash provided (used) by investing activities              632,251                     632,251      (400,000)        232,251
                                                          ------------  -----------   ------------ -------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of payable to general partner                   (917,926)     917,926 (3)          0                             0
   Repayment of notes payable to general partner              (21,694)      21,694 (3)          0                             0
   Cash distributions                                      (1,176,572)                 (1,176,572)                   (1,176,572)
                                                          ------------  -----------   ------------ -------------   -------------

Net cash provided (used) by financing activities           (2,116,192)     939,620     (1,176,572)            0      (1,176,572)
                                                          ------------  -----------   ------------ -------------   -------------

NET INCREASE (DECREASE) IN CASH                               348,727      941,716      1,290,443      (150,000)      1,140,443

CASH AT BEGINNING OF YEAR                                     132,994                     132,994                       132,994
                                                          ------------  -----------   ------------ -------------   -------------

CASH AT END OF PERIOD                                     $   481,721   $  941,716    $ 1,423,437  $   (150,000)   $  1,273,437
                                                          ============  ===========   ============ =============   =============


Cash paid during the period for interest                  $     6,016   $   (6,016)   $         0  $          -    $          0
                                                          ============  ===========   ============ =============   =============



See notes to pro forma financial statements
--------------------------------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)  Basis of Presentation

     The pro forma information of Enex Consolidated Partners, L.P. has been presented using the purchase method of accounting; therefore, the combined financial statements have been reported based on the Partnerships' exchange values. The pro forma financial statements were prepared assuming that the proposed consolidation was consummated at September 30, 1996 for purposes of the pro forma balance sheets and at January 1, 1995 for purposes of the pro forma statements of operations.

     The pro forma balance sheets have been presented on the basis of an assumed maximum level of acceptance by all Consolidating Partnerships and an assumed minimum acceptance level including only those partnerships that have the lowest cash flow from operating activities for the fiscal year ended December 31, 1995, which in the aggregate have an exchange value greater than $10 million. The partnerships included in the assumed minimum acceptance presentation were Enex Program I Partners, L.P.; Enex Oil and Gas Income Program II - Series 7, 8 9, and 10 L.P.s; Enex Oil and Gas Income Program III -Series 1,2,4,5,6,7 and 8, L.P.s; Enex Oil and Gas Income Program IV - Series 1 and 2, L.P.s; Enex Oil and Gas Income Program V - Series 2 and 3, L.P.s; Enex Income and Retirement Fund Series 1 and 2, L.P.s and Enex 88-89 Income and Retirement Fund - Series 5,6 and 7, L.P.s.


     Net  income  allocated  to  limited  partner   interests  was  computed  in
accordance with the Articles of Limited Partnership of each partnership.


The number of LP units outstanding for each partnership are:


         Enex Oil & Gas Income Program I, L.P.                 193,629

         Enex Oil & Gas Income Program II, Series 7, L.P.        8,870
         Enex Oil & Gas Income Program II, Series 8, L.P.        5,863
         Enex Oil & Gas Income Program II, Series 9, L.P.        3,109
         Enex Oil & Gas Income Program II, Series 10, L.P.       3,916

         Enex Oil & Gas Income Program III, Series 1, L.P.       2,978
         Enex Oil & Gas Income Program III, Series 2, L.P.       4,270
         Enex Oil & Gas Income Program III, Series 3, L.P.       6,410
         Enex Oil & Gas Income Program III, Series 4, L.P.       5,410
         Enex Oil & Gas Income Program III, Series 5, L.P.      10,797
         Enex Oil & Gas Income Program III, Series 6, L.P.       6,340
         Enex Oil & Gas Income Program III, Series 7, L.P.       4,527
         Enex Oil & Gas Income Program III, Series 8, L.P.       7,196

         Enex Oil & Gas Income Program IV, Series 1, L.P.        6,472
         Enex Oil & Gas Income Program IV, Series 2, L.P.        4,938
         Enex Oil & Gas Income Program IV, Series 4, L.P.        2,520
         Enex Oil & Gas Income Program IV, Series 5, L.P.        4,561


                                      F-12




         Enex Oil & Gas Income Program IV, Series 6, L.P.        4,326
         Enex Oil & Gas Income Program IV, Series 7, L.P.        5,021

         Enex Oil & Gas Income Program V, Series 1, L.P.         4,529
         Enex Oil & Gas Income Program V, Series 2, L.P.         2,972
         Enex Oil & Gas Income Program V, Series 3, L.P.         2,020
         Enex Oil & Gas Income Program V, Series 4, L.P.         2,954
         Enex Oil & Gas Income Program V, Series 5, L.P.         2,463

         Enex Oil & Gas Income Program VI, Series 1, L.P.        2,021

         Enex Oil & Gas Income Retirement Fund, Series 1, L.P.   2,736
         Enex Oil & Gas Income Retirement Fund, Series 2, L.P.   2,884
         Enex Oil & Gas Income Retirement Fund, Series 3, L.P.   2,988

         Enex 88-89 Income & Retirement Fund, Series 5, L.P.     2,300
         Enex 88-89 Income & Retirement Fund, Series 6, L.P.     2,067
         Enex 88-89 Income & Retirement Fund, Series 7, L.P.     3,089

         Enex 90-91 Income & Retirement Fund, Series 1, L.P.     2,975
         Enex 90-91 Income & Retirement Fund, Series 2, L.P.     2,020
         Enex 90-91 Income & Retirement Fund, Series 3, L.P.     2,175



(2)  Costs of Consolidation

         This pro forma adjustment represents an estimate of the costs of the consolidation of approximately $400,000. These costs are allocated to the General Partner and Limited Partners in accordance with the consolidated expense sharing ratio (as computed using the weighted average of the expense allocation percentage allocated to the General Partner in the participating partnerships). Amounts not paid in cash will be financed by short-term payables to vendors.

(3) Conversion of Debt Payable to General Partner and General Partner Capital Balance to Limited Partner Units.

         The  General  Partner  will  convey  the  amounts  owed  to it  by  the
Partnerships that approve the consolidation and the corresponding General Partner's capital balances in exchange for additional Units of limited partnership interest. See "the Proposed Consolidation - Terms of the Consolidation".

(4)  Overhead and Operating Cost Savings.


         The General Partner believes that the Consolidation will result in substantial economies of operation and savings in Direct, Administrative and Operating Costs of $824,000 per year assuming maximum acceptance and $445,000 per year assuming minimum acceptance. See "SUMMARY - Objectives of the Consolidation".

(5)  Book Value per $500 Limited Partner Unit.

         The book value per $500 limited partner unit may not be meaningful to an individual limited partner as the relative exchange value assigned to each partnership in the Consolidation does not equate to the partnership's capital accounts. The number of $500 limited partner units utilized in calculating the book values per $500 limited partner unit were 331,346 and 273,596 for the maximum and minimum scenarios, respectively.

(6)  Adjustments from purchase based accounting method.

     The purchase method of accounting was utilize to record the pro forma financial statements. Property was adjusted to the estimated fair value as determined by H. J. Gruy and Associates, Inc. The pro forma depletion expense was adjusted accordingly in the pro forma statement of operations.

(7)  Right of presentment of limited partner interests.

     The consolidated partnership will be required to offer to repurchase the limited partners' interests in the partnership at annual intervals. The purchase price is based primarily on reserve reports prepared by independent petroleum engineers, reduced by a risk factor.


(8)  Historical financial statements of Enex Consolidated Partners.

     The historical financial statements of Enex Consolidated Partners have not been presented in the pro forma financial statements as they have been deemed immaterial.

ENEX CONSOLIDATED PARTNERS, L.P.

PRO FORMA SUPPLEMENTARY OIL AND GAS INFORMATION

Costs Incurred

The following costs were incurred in connection with the Company's oil and gas activities for the years ended December 31:

                                         Assumed Maximum Acceptance    Assumed Minimum Acceptance
                                          -------------------------      ------------------------
                                           1995            1994            1995          1994
                                          ---------     -----------      ----------     ---------
Acquisition of proved mineral interests     79,506       1,064,213              -             -
  and related equipment and facilities

Development costs                          577,125         610,749         379,214       409,706


Capitalized Costs

     The following presents the Company's capitalized costs at December 31 relating to its oil and gas activities:

                                        Assumed Maximum Acceptance         Assumed Minimum Acceptance
                                        ----------------------------     ----------------------------
                                          1995           1994              1995           1994
                                        -------------  -------------     ------------- --------------
Proved mineral interests and related
  equipment and facilities               146,079,503    152,025,931       125,374,929    131,576,323

Accumulated depreciation, depletion,
  and amortization                       128,511,790    131,082,972       114,107,765    117,976,493

ENEX CONSOLIDATED PARTNERS, L.P.

PRO FORMA SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

     The following tables present an estimate of the Partnerships' pro forma proved oil and gas reserve quantities and changes therein for the two years ended December 31, 1995 for the combined Enex Oil & Gas Income Programs and Enex Income and Retirement Fund Limited Partnerships. The pro forma supplementary oil and gas information is based upon maximum acceptance and an assumed minimum acceptance. See Note 1 to the Enex Consolidated Partners, L.P. financial statements for a list of the partnerships included in the minimum acceptance case. Oil reserves are stated in barrels (Bbls) and natural gas in thousand cubic feet (MCF). Proved reserves are defined as estimated quantities, which based upon geological and engineering data, appear with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. All of the Partnerships' reserves are located in the United States.

ASSUMED MAXIMUM ACCEPTANCE

PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:                  Oil (Bbls)               Gas (Mcf)

Balance at January 1, 1994                  2,482,171              15,588,276

    Revisions of previous estimates           382,450                  78,721
    Purchases of minerals in place            177,552                  77,504
    Sales of minerals in place                   (170)                (38,587)
    Production                               (488,051)             (2,075,393)
                                        --------------        ----------------

Balance at December 31, 1994                2,553,952              13,630,521

    Revisions of previous estimates           147,782               1,014,654
    Sales of minerals in place                (12,263)               (582,769)
    Production                               (445,899)             (1,864,876)
                                        --------------        ----------------

Balance at December 31, 1995                2,243,572              12,197,530
                                        ==============        ================




PROVED DEVELOPED RESERVES:

Balance at December 31, 1994                2,530,792              13,525,495

Balance at December 31, 1995                1,910,407              12,153,701





------------------------------------------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

ASSUMED MINIMUM ACCEPTANCE

PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:                   Oil (Bbls)            Gas (Mcf)

Balance at January 1, 1994                   1,626,432           12,256,656

    Revisions of previous estimates            246,417             (239,523)
    Purchases of minerals in place               7,052                9,485
    Sales of minerals in place                    (170)             (38,587)
    Production                                (305,939)          (1,486,230)
                                          -------------     ----------------

Balance at December 31, 1994                 1,573,792           10,501,801

    Revisions of previous estimates             36,344              448,737
    Sales of minerals in place                 (12,263)            (582,769)
    Production                                (268,892)          (1,319,195)
                                          -------------     ----------------

Balance at December 31, 1995                 1,328,981            9,048,574
                                          =============     ================



PROVED DEVELOPED RESERVES:

Balance at December 31, 1994                 1,573,183           10,472,394

Balance at December 31, 1995                 1,102,987            9,013,158


----------------------------------------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.
PRO FORMA SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

     Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Relating to Proved Oil and Gas Reserves at December 31, 1995 and 1994.


                                  ASSUMED MAXIMUM ACCEPTANCE

     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1995 and1994.

                                                 1995              1994
                                               -------------     -------------

Future cash inflows                             $59,992,591       $61,619,198
Future production and development costs         (22,641,697)      (24,525,246)
                                               -------------     -------------

Future net cash flows                            37,350,894        37,093,952

10% annual discount                             (14,409,289)      (14,335,540)
                                               -------------     -------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves   $22,941,605       $22,758,412
                                               =============     =============


     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1995 and 1994.


                                                 1995              1994
                                              --------------     -------------
Sales and transfers of oil and gas produced,
   net of production costs                      ($5,235,349)      ($6,075,195)

Net changes in prices and production costs        2,372,636        (2,510,659)

Purchases of minerals in place                            -         1,054,628

Sales of minerals in place                         (562,656)          (44,391)

Revisions of previous quantity estimates          1,644,725         1,797,088

Accretion of discount                             2,275,841         2,559,819

Changes in production rates (timing) and other     (312,004)          378,935
                                              --------------     -------------

Changes in standardized measure of
   discounted future net cash flows                $183,193       ($2,839,775)
                                              ==============     =============


------------------------------------------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.
SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

     Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Relating to Proved Oil and Gas Reserves at December 31, 1995 and 1994.

                           ASSUMED MINIMUM ACCEPTANCE

     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1995 and 1994 assuming minimum acceptance. For the assumed minimum acceptance, only those partnerships that on a combined basis have the lowest combined net cash provided by operating activities for the fiscal year ended December 31, 1995 which together have an exchange value greater than $10 million were included in the presentation.

                                                     1995             1994
                                                  -------------    -------------

Future cash inflows                                $36,202,369      $39,695,625
Future production and development costs            (10,927,434)     (13,545,444)
                                                  -------------    -------------

Future net cash flows                               25,274,935       26,150,181

10% annual discount                                (10,160,168)     (10,504,399)
                                                  -------------    -------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves      $15,114,767      $15,645,782
                                                  =============    =============


     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1995 and 1994.

                                                    1995              1994
                                                -------------     -------------
Sales and transfers of oil and gas produced,
   net of production costs                       ($3,344,672)      ($4,240,001)

Net changes in prices and production costs         1,538,684        (2,427,796)

Purchases of minerals in place                             -            59,984

Sales of minerals in place                          (562,656)          (44,391)

Revisions of previous quantity estimates             572,482           931,965

Accretion of discount                              1,564,578         1,899,981

Changes in production rates (timing) and other      (299,431)          466,228
                                                -------------     -------------

Changes in standardized measure of
   discounted future net cash flows                ($531,015)      ($3,354,030)
                                                =============     =============


--------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Enex Consolidated Partners, L.P.



We have audited the accompanying balance sheet of Enex Consolidated Partners, L.P. (a New Jersey limited partnership) as of September 30, 1996. This financial statement is the responsibility of the general partner of Enex Consolidated Partners, L.P. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.


In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Enex Consolidated Partners, L.P. at of September 30, 1996 in accordance with generally accepted accounting principles.






DELOITTE & TOUCHE, LLP




Houston, Texas
September 30, 1996

                        ENEX CONSOLIDATED PARTNERS, L.P.
                                  BALANCE SHEET
                              September 30, 1996



ASSETS - Cash . . . . . . . . . . . . . . . . . . . . . . .$       1,000
                                                           ==============
PARTNERS' CAPITAL:
General partner . . . . . . . . . . . . . . . . . . . . . .$         900
Limited partner . . . . . . . . . . . . . . . . . . . . . .          100
                                                           --------------
TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . .$       1,000
                                                           ==============


1.  Organization

         Enex Consolidated Partners, L.P. (the "Consolidated Partnership") is a New Jersey limited partnership which was formed on July 31, 1996 for the purpose of combining with the Enex Oil and Gas Income Program and Enex Income and Retirement Fund Limited Partnerships (the "Partnerships"). Enex Resources Corporation ("Enex") is the General Partner and will also own limited partner interests. The Consolidating Partnership will have a fiscal year end date of December 31. See the Unaudited Pro Forma Enex Consolidated Partners, L.P. financial statements and the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships combined financial statements included elsewhere in the Prospectus/Proxy Statement for information regarding the proposed consolidation.

2.  Right of Presentment

         Limited partners of the Consolidated Partnership will have the right to present their Units to the Consolidated Partnership for purchase on an annual basis beginning in 1997. The purchase price will be based upon the limited partners' indirect interest in a share of the net assets and liabilities of the Consolidated Partnership calculated as of the preceding December 31st. The Consolidated Partnership's obligation to purchase presented Units shall be limited to 15% of the aggregate purchase price of the Units, per year.

3.  Terms of the Partnership Agreement

         The business and affairs of the Consolidated Partnership and the respective rights and obligations of the Partners are governed by the Articles of Limited Partnership. The following is a summary of certain significant provisions of the Articles which have not been discussed elsewhere in this Prospectus/Proxy Statement. The summary is not complete. Each prospective Unitholder should carefully review the Articles in their entirety. See Appendix B.

     Voting and Other Rights of Limited Partners: Under the New Jersey Uniform Limited Partnership Law (1976) (the "Act"), the general partner of a limited partnership is subject to the restrictions of, and, except as provided in the Act or in the partnership agreement, has the rights and powers of, a partner in a partnership without limited partners. As the sole general partner, Enex will have the exclusive right to manage the business and affairs of the Consolidated Partnership. A general partner does not have authority, without the consent of all limited partners, to assign the partnership property in trust for creditors or on the assignee's promise to pay the partnership debts, to dispose of the goodwill of the business, to do any other act which would make it impossible to carry on the ordinary business of a partnership, to confess a judgment against the partnership, to submit a partnership claim or liability to arbitration or reference, or to possess partnership property for other than a partnership purpose or to assign rights in specific partnership property, except in connection with the assignment of the rights of all the partners in the same property. A general partner does not generally have the authority to admit a person as a general partner in the absence of the consent of two-thirds in interest of the limited partners.

         The Act also provides that a limited partner has the right to inspect and copy all partnership records required to be maintained by the partnership pursuant to the Act, to have on reasonable demand true and full information regarding the state of the business and financial condition of the partnership, and to have dissolution by court order if it is not reasonably practicable to carry on the business of the partnership in conformity with the partnership agreement.

         The Articles provide additional rights. The limited partners of the Consolidated Partnership (i.e., all Unitholders other than those who cannot or fail to qualify as limited partners in accordance with the requirements described in "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Request for Admission as a Limited Partner") may by vote of a majority in interest (i) amend certain provisions of the Articles; (ii) dissolve the Consolidated Partnership; (iii) approve or disapprove the sale of all or substantially all of the assets of the Consolidated Partnership other than in the ordinary course of the Consolidated Partnership's business; (iv) remove the General Partner^ (provided that a ruling from the Internal Revenue Service or an opinion of counsel to the limited partners to the effect that such action will not adversely affect the tax status of the Consolidated Partnership or any of the limited partners is obtained); (v) cancel any contract for services between the Consolidated Partnership and the General Partner (other than the Articles themselves) or an affiliate of the General Partner without penalty upon 60 days notice (provided that in the opinion of counsel to the limited partners such action will not violate the Act, result in the loss of any limited partner's limited liability or adversely affect the federal income tax status of the Partnership); and (vi) elect a liquidator in the event of the dissolution of the Consolidated Partnership by reason of an event of withdrawal (as defined in the Act) of the General Partner. By a vote of two-thirds in interest of the limited partners, the limited partners may approve or disapprove the selection of an additional or successor general partner. The Partnership Agreements of the four Texas Partnerships (i.e., the Partnerships formed in Enex Oil & Gas Income Program II) allow the limited partners by a vote of a majority in interest to elect additional general partners or, in the event of the withdrawal of the General Partner as general partner, to elect a successor general partner and continue the Partnership, however, these Partnership Agreements provide no right to vote on the removal of the General Partner. The Partnership Agreements of the thirty New Jersey Partnerships, on the other hand, already contain the voting rights described above.

         The General Partner will abstain from voting certain of the Units it holds as a limited partner on any such selection, on the removal of the General Partner and on the cancellation of a contract for services between the Consolidated Partnership and the General Partner or its affiliates. The Units to which such restriction applies are those that are received in the Consolidation for Interests in a participating Partnership whose Partnership Agreement contained a similar restriction (i.e., Partnerships formed in Enex Oil & Gas Income Program IV and Enex 88-89 Income and Retirement Fund. The General Partner will also abstain from voting on any matter those Units it receives in the Consolidation in exchange for Interests in Partnerships formed in Enex Oil & Gas Income Programs V and VI and Enex 90-91 Income and Retirement Fund, but only to the extent such Interests were acquired within two years from the date of commencement of operations of such Partnership if such participating Partnership had a similar restriction in its Partnership Agreement. Cancellation of a contract under clause (v) will not relieve the Consolidated Partnership of liability for damages resulting from such cancellation.

     Within ninety (90) days following such an event of withdrawal of the General Partner, all of the remaining partners may, in lieu of electing a liquidator, agree in writing to continue the Consolidated Partnership's business and to the appointment of a successor general partner. Under the Act, events of withdrawal include, among other things, the removal, withdrawal, dissolution or bankruptcy of the General Partner.

         On any matter requiring a vote of the limited partners of the Consolidated Partnership, the limited partners' respective interests will be determined in accordance with their sharing ratios; provided, however, that if the General Partner is required to abstain from voting any of its Units on any matter pursuant to the provisions described in the second preceding paragraph, then for the purpose of determining the limited partners' respective interests for that matter, the limited partners' sharing ratios shall be determined by treating such Units as though they were not owned by any partner of the Consolidated Partnership.

         If any approval of action by vote of a majority or two-thirds in interest of the limited partners of the Consolidated Partnership would violate the Act or adversely affect the Unitholder's limited liability or the Consolidated Partnership's tax status but, in the opinion of the aforementioned counsel, the same approval upon unanimous consent would not, such action may be taken upon receipt of such unanimous approval.

         The Act does not provide individual limited partners who dissent from actions approved by a majority in interest of the limited partners the right to have their Units appraised and repurchased by the Consolidated Partnership at the appraised price.

         The General Partner will be the limited partner of record with respect to all Units held by Unitholders who are not admitted to the Consolidated Partnership as limited partners; provided, however, that any voting rights to which such Unitholders would be entitled were they limited partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are limited partners.

         Within fifteen (15) days after receipt of a written request from more than 10% in interest of all the limited partners for a vote on a matter as to which limited partners of the Consolidated Partnership have voting rights, the General Partner will call a meeting of limited partners for the purpose of acting on such matter. The meeting will be held on a date not less than thirty
(30) nor more than sixty (60) days after the mailing of the notice of meeting. See Sections 8.6 and 8.7 of the Articles.

         Dissolution: The Consolidated Partnership will continue for a term extending to December 31, 2015, which is the earliest termination date of any of the Partnerships. The Consolidated Partnership may be sooner terminated by action of a majority in interest of the limited partners, by agreement of the General Partner and a majority in interest of the limited partners that all or substantially all of the Consolidated Partnership assets should be sold or otherwise disposed of, upon the entry of a court order or judgment of dissolution or upon the occurrence of an event of withdrawal (as described in the Act) unless within ninety (90) days after the event of withdrawal all remaining partners agree in writing to continue the business of the Consolidated Partnership and to the appointment of one or more additional general partners. A successor general partner selected by the limited partners will not, however, acquire any interest in the Consolidated Partnership's profits, losses, deductions or credits, or any distributive interest in its properties on dissolution, solely by reason of becoming a successor general partner. In the event that a successor general partner is selected, Enex may retain all of its Units and, as its general partner's interest, that portion of the General Partner's Percentage Share represented by a fraction having as its numerator the total funds expended by the Consolidated Partnership and the Predecessor
Partnerships and allocated to the General Partner and as its denominator the total funds expended by the Consolidated Partnership and the Predecessor Partnerships. The remainder of the General Partner's Percentage Share, but in any event not less than 20% thereof, shall be offered for sale to the successor general partner and the Consolidated Partnership. The purchase price shall be based upon an evaluation by an Independent Expert selected by mutual agreement of the General Partner and the successor general partner. Provided that no trading market for the Units has developed, the purchase price of the interest to be sold shall be determined on the same basis as that used in determining the purchase price for Units presented for purchase to the Consolidated Partnership described in "-Right of Presentment," above.

         Once dissolved, an accounting of Consolidated Partnership assets, liabilities and operations to the date of dissolution will be made. If the business of the Consolidated Partnership is not to be continued by a successor general partner, the General Partner, or, if an event of withdrawal is the cause of the dissolution, such person as the limited partners shall designate as Consolidated Partnership liquidator, will wind up and terminate the business and affairs of the Consolidated Partnership. All assets will, to the extent practicable, be sold and the proceeds credited to the accounts of the General Partner and the Unitholders as set forth in the Articles. The Consolidated Partnership's debts will be paid and the balances in the capital accounts of the General Partner and the Unitholders will then be distributed to them in cash. See "RISK FACTORS --The Consolidated Partnership--Partnership Termination" and "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership". The General Partner may purchase Consolidated Partnership properties at the greater of the highest possible bona fide offer received or their independently determined value, provided the Unitholders have been given at least 15 days advance written notice of the proposed sale. See Article 11 of the Articles.

         Removal or Withdrawal of General Partner: As mentioned above, the limited partners will have the right to remove the General Partner from the Consolidated Partnership. However, such action shall be ineffective until a favorable ruling shall have been received from the Internal Revenue Service to the effect that such action will not adversely affect the tax status of the Consolidated Partnership or any of the Unitholders or counsel for the limited partners shall have delivered an opinion to the same effect. Also, the General Partner has the right to withdraw voluntarily on 120 days prior written notice. The General Partner shall pay all expenses incurred by the Consolidated Partnership but shall have no liability on account of such withdrawal. Upon the removal of the General Partner by the limited partners or the sending of notice of withdrawal by the General Partner, which notice will include information concerning the General Partner's nominee for election as successor general partner, the limited partners shall have the right to elect a successor general partner and continue the business of the Consolidated Partnership. In the event no successor general partner is elected within ninety (90) days following Enex's removal or withdrawal, the Consolidated Partnership will dissolve.

         In the event that following such removal or withdrawal the Consolidated Partnership business is continued, Enex may retain all of its Units and that portion of the General Partner's Percentage Share described above. Enex shall be entitled to receive in lieu of the General Partner's Percentage Share a fractional undivided working interest in all Consolidated Partnership producing properties equal to its percentage interest in Consolidated Partnership net revenues, subject to the General Partner's allocable portion of the mortgages or other burdens on such properties, and an amount in cash equal to its percentage interest in Consolidated Partnership net revenues multiplied by the value of all other Consolidated Partnership assets then on hand, less
                                      F-24
a proportionate share of unsecured Consolidated Partnership indebtedness, with the value of such assets being determined on the same basis as the purchase price of Units (see "--Right of Presentment"). If the successor General Partner and/or the Consolidated Partnership has purchased a portion of Enex's general partner's interest, then the percentage working interests and the percentage of cash distributable to Enex upon its withdrawal shall be reduced proportionately. See Section 11.1 of the Articles.

         Records, Reports and Returns: The General Partner will maintain adequate books, records, accounts and files for the Consolidated Partnership and will keep the Unitholders informed by means of written reports rendered within 120 days after the close of the Consolidated Partnership's fiscal year (on December 31) containing such audited financial statements as are considered necessary or advisable by the General Partner to advise all Unitholders properly about their investments in the Consolidated Partnership. The annual reports shall contain such financial information prepared in accordance with generally accepted accounting principles as may be required or permitted from time to time by the SEC. The Unitholders shall also receive necessary income tax reporting information by March 15th of each year.

     Such annual reports shall also include reports of operations including information regarding the Consolidated Partnership's proved oil and gas reserves, the value thereof at then existing prices, and each limited partner's interest therein and a statement of all transactions between the Consolidated Partnership and the General Partner and its affiliates during the preceding fiscal year, showing the amounts and the consideration involved and a written attestation from the Consolidated Partnership's independent public accountants that the method used to allocate Direct Costs and Administrative Costs was consistent with the method described in the Articles and that the total amount of such costs allocated did not materially exceed the amounts actually incurred by the General Partner.

         The General Partner will also furnish to the limited partners quarterly cash receipts and disbursement statements and will make available to any Unitholder, upon request, a copy of any report filed by the Consolidated
Partnership with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and will permit access to all records of the Consolidated Partnership, after adequate notice, during normal business hours, to any limited partner and/or his accredited representatives. The General Partner may, however, keep logs, well reports and other drilling data confidential for a reasonable period of time.

         Exchange for Assets: Transferees of Units that have been presented by a limited partner will have the right, at the sole option of the General Partner and at such time as the General Partner shall approve, to surrender such Units in exchange for the pro rata share of Consolidated Partnership net assets attributable to such Units. The pro rata share of the assets attributable to Units shall be assigned subject to a pro rata share of all liens and other encumbrances burdening such properties. Such pro rata share shall be that percentage of the net assets that would have been distributed to the holder of such Units if the Consolidated Partnership had been liquidated pursuant to the provisions of the Articles immediately prior to the exchange. If 25% or more of the Units are exchanged for a pro rata share of net assets, the General Partner will submit to a vote of limited partners a proposal to dissolve and liquidate the Consolidated Partnership.

         Purchase of Units by General Partner: If at any time the General Partner determines that any representation, warranty, certification, covenant, agreement or designation made by a Unitholder was false when made, has been breached, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other Unitholders, then the General Partner, or any party designated by the
                                      F-25

General Partner, will have the right, but not the obligation, to purchase his Units at a price equal to the most recent presentment purchase price or, if a trading market for the Units has developed such that no such price has been determined as of the preceding December 31, at the then current market price for such Units.

         Appraisal and Compensation: In connection with a proposed roll-up, the appraised value of all Consolidated Partnership properties and other assets will be determined by an Independent Expert, the limited partners who vote "no" on the proposal will, in most cases, be given either the right to remain as limited partners in the Consolidated Partnership or the right to receive cash for their Units instead of accepting the roll-up entity's securities, the limited partners' democracy rights and access to information will be preserved, the accumulation by any purchaser of the securities of the roll-up entity will not be frustrated (except to the minimum extent necessary to preserve the tax status of the roll-up entity) and no costs of the transaction will be borne by the Consolidated Partnership if the roll-up is not approved by the limited partners. See Section 8.10 of the Articles.

                          INDEPENDENT AUDITORS' REPORT



To the Partners of Enex Oil & Gas
  Income Program and Enex Income
  and Retirement Fund Limited Partnerships:


         We have audited the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships (as identified in Note 1 to the combined financial statements) as of December 31, 1995 and 1994, and the related combined statements of operations, changes in partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the general partner of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships. Our responsibility is to express an opinion on the financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the combined financial statements referred to above present fairly the combined financial position of the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships as of December 31, 1995 and 1994, and the combined results of their operations and the changes in cash flows for the years then ended in conformity with generally accepted accounting principles applied on a consistent basis.






DELOITTE & TOUCHE, LLP



Houston, Texas
July 31,  1996

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED BALANCE SHEETS

                                                              September 30,              December 31,
                                                                                -----------------------------
ASSETS                                                            1996                1995             1994
                                                           --------------     ---------------    -------------
                                                              (Unaudited)
CURRENT ASSETS:
  Cash & cash equivalents                                  $     554,721      $      706,922          437,218
  Accounts receivable - oil & gas sales                        1,511,781           1,181,049        1,215,661
  Receivable from litigation settlement                          280,050             280,050          254,589
  Other current assets                                           226,875             215,121          168,832
                                                           --------------     ---------------    -------------

Total current assets                                           2,573,427           2,383,142        2,076,300
                                                           --------------     ---------------    -------------

OIL & GAS PROPERTIES
  (Successful efforts accounting method) - Proved
   mineral interests and related equipment & facilities      137,542,796         146,079,503      152,025,931
  Less  accumulated depreciation and depletion               123,702,014         128,511,790      131,082,972
                                                           --------------     ---------------    -------------

Property, net                                                 13,840,782          17,567,713       20,942,959
                                                           --------------     ---------------    -------------

ORGANIZATION COSTS, NET                                           26,624              57,763          149,198
                                                           --------------     ---------------    -------------

TOTAL                                                      $  16,440,833      $   20,008,618       23,168,457
                                                           ==============     ===============    =============

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                                        $     624,242      $      863,620          789,352
   Notes payable to general partner                               11,338              42,260          144,214
   Payable to general partner                                    658,281             827,246        1,494,359
                                                           --------------     ---------------    -------------

Total current liabilities                                      1,293,861           1,733,126        2,427,925
                                                           --------------     ---------------    -------------

NONCURRENT PAYABLE TO GENERAL PARTNER                          1,279,009           2,290,794        2,857,696
                                                           --------------     ---------------    -------------

LIMITED PARTNERS' CAPITAL SUBJECT
   TO REDEMPTION                                              12,051,879          14,319,792       16,339,605(10)

   GENERAL PARTNER'S CAPITAL                                   1,816,084           1,664,906        1,543,231
                                                            --------------     ---------------    -------------

TOTAL                                                      $  16,440,833      $   20,008,618       23,168,457
                                                           ==============     ===============    =============

See accompanying notes to Combined Financial Statements.
----------------------------------------------------------------------------

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF OPERATIONS

                                   Nine Months Ended September 30,   Year Ended December 31,
                                    -----------------------------    ------------------------------
                                      1996             1995              1995             1994
                                    -------------   -------------    -------------   --------------
                                   (UNAUDITED)
REVENUES:
  Oil and gas sales                 $  8,826,066    $  7,838,208     $ 10,117,119    $  11,315,601
                                    -------------   -------------    -------------   --------------

EXPENSES:
  Depreciation, depletion
    and amortization                   2,112,282       3,040,411        3,748,723        4,955,008
  Impairment of property               2,315,081               -                -          971,936
  Lease operating expenses             3,097,827       3,256,878        4,312,449        4,613,177
  Production taxes                       455,583         422,945          569,321          627,229
  General and administrative:
    Allocated from general partner     1,258,496       1,291,147        1,695,475        1,959,667
    Direct expense                        96,154         129,637          370,904          389,859
    Litigation contingency                     -               -                -         (667,369)
                                    -------------   -------------    -------------   --------------

Total expenses                         9,335,423       8,141,018       10,696,872       12,849,507
                                    -------------   -------------    -------------   --------------


(LOSS) FROM OPERATIONS                  (509,357)       (302,810)        (579,753)      (1,533,906)
                                    -------------   -------------    -------------   --------------

OTHER INCOME (EXPENSE):
  Interest income                          8,800          19,589           41,795          120,375
  Interest expense to a bank                   -               -                -          (17,727)
  Interest expense to general partner     (2,307)         (7,356)          (8,141)         (19,505)
  Gain on sale of property               141,348         485,795          659,326            6,937
                                    -------------   -------------    -------------   --------------

Other income (expense), net              147,841         498,028          692,980           90,080
                                    -------------   -------------    -------------   --------------

NET INCOME (LOSS)                   $   (361,516)   $    195,218     $    113,227    $  (1,443,826)
                                    =============   =============    =============   ==============

See accompanying notes to Combined Financial Statements.
-----------------------------------------------------------------------

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE TWO YEARS ENDED DECEMBER 31, 1995 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
------------------------------------------------------------------------
                                                          GENERAL          LIMITED
                                       TOTAL              PARTNER          PARTNERS
                                   ---------------    -------------    -------------

Balance, January 1, 1994             $  20,920,051     $  1,471,330     $ 19,448,721

Contributions                           1,010,380                -        1,010,380
Cash Distributions                     (2,556,166)        (222,686)      (2,333,480)
Commissions and Syndication Fees          (47,603)               -          (47,603)
Net Income (Loss)                      (1,443,826)         294,587       (1,738,413)
                                   ---------------    -------------    -------------

Balance, December 31, 1994             17,882,836        1,543,231       16,339,605

Cash Distributions                     (2,011,365)        (109,362)      (1,902,003)
Net Income (Loss)                         113,227          231,037         (117,810)
                                   ---------------    -------------    -------------

Balance, December 31, 1995             15,984,698        1,664,906       14,319,792

Cash Distributions  (unaudited)        (1,755,219)        (112,215)      (1,643,004)
Net Income (Loss)  (unaudited)           (361,516)         263,393         (624,909)
                                   ---------------    -------------    -------------

Balance, September 30, 1996(unaudited)$ 13,867,963     $  1,816,084     $ 12,051,879  (1)
                                   ===============    =============    =============

(1)Includes 330,278 units purchased by the general partner as a limited partner.


See accompanying notes to Combined Financial Statements.
--------------------------------------------------------------------------

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF CASH FLOWS

CASH FLOWS FROM                               Nine Months Ended September 30,       Year Ended December 31,
                                               -----------------------------     -----------------------------
 OPERATING ACTIVITIES:                                1996            1995               1995            1994
                                               -------------   -------------     -------------   -------------
                                                 (Unaudited)

Net income (loss)                              $   (361,516)   $    195,218      $    113,227    $ (1,443,826)
                                               -------------   -------------     -------------   -------------
Adjustments  to  reconcile   net  (loss)  to  net  cash  provided  by  operating
  activities:
  Depreciation, depletion and amortization        4,427,363       3,040,411         3,748,723       5,926,944
  Litigation contingency accrual                          -         (25,461)                -        (758,938)
  Gain on sale of property                         (141,348)       (485,795)         (659,326)         (6,937)
(Increase) decrease in:
  Accounts receivable - oil & gas sales            (330,732)        (34,714)           34,612         112,559
  Other current assets                              (11,754)       (822,784)          (46,289)         45,256
Increase (decrease) in:
   Accounts payable                                (239,379)        (66,176)           74,268        (198,393)
                                               -------------   -------------     -------------   -------------

Total adjustments                                 3,704,150       1,605,481         3,151,988       5,120,491
                                               -------------   -------------     -------------   -------------

Net cash provided by
  operating activities                            3,342,634       1,800,699         3,265,215       3,676,665
                                               -------------   -------------     -------------   -------------

CASH FLOWS FROM
  INVESTING ACTIVITIES:
    Proceeds from sale of property                  289,942         816,465         1,011,465         139,043
    Property additions - development costs         (817,886)       (460,794)         (577,125)       (610,749)
    Acquisition of proved oil & gas properties             -               -           (79,506)    (1,064,213)
                                               -------------   -------------     -------------   -------------

Net cash provided (used)
  by investing activities                          (527,944)        355,671           354,834      (1,535,919)
                                               -------------   -------------     -------------   -------------

CASH FLOWS FROM
  FINANCING ACTIVITIES:
   Repayment of note payable to bank                      -               -                 -        (410,000)
   Repayment of payable to general partner       (1,180,750)       (831,173)       (1,237,015)        156,309
   Repayment of notes payable
     to general partner                             (30,922)       (104,232)         (101,965)       (226,708)
   Proceed's from partners' contributions                 -               -                 -       1,010,380
   Commissions and syndication fees                       -               -                 -         (47,603)
   Organization costs                                     -               -                 -         (40,415)
   Cash distributions                            (1,755,219)     (1,068,939)       (2,011,365)     (2,556,166)
                                               -------------   -------------     -------------   -------------

Net cash (used) by financing activities          (2,966,891)     (2,004,344)       (3,350,345)     (2,114,203)
                                               -------------   -------------     -------------   -------------

NET INCREASE
  (DECREASE) IN CASH                               (152,201)        152,026           269,704          26,543

CASH AT BEGINNING OF YEAR                           706,922         437,218           437,218         410,675
                                               -------------   -------------     -------------   -------------

CASH AT END OF PERIOD                          $    554,721    $    589,244      $    706,922    $    437,218
                                               =============   =============     =============   =============

Cash paid during the period for interest       $      2,307    $      1,750      $     17,328    $     21,985
                                               =============   =============     =============   =============


See accompanying notes to Combined Financial Statements.
-------------------------------------------------------------------------

                        ENEX OIL & GAS INCOME PROGRAM AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS

                     NOTES TO COMBINED FINANCIAL STATEMENTS

              (Data subsequent to December 31, 1995, is unaudited)


1.  Partnership Organization

         Enex Oil and Gas Income Program I Partners, L.P., Enex Oil & Gas Income Programs II, III, IV, V, VI, Enex Income and Retirement Fund, Enex 88-89 Income and Retirement Fund, and Enex 90-91 Income and Retirement Fund (collectively, the "Partnerships") are limited partnerships which were organized for the purpose of acquiring proved oil and gas properties. Enex Resources Corporation ("ENEX") is the general partner of the Partnerships.

         The financial statements of the Partnerships have been presented as a single entity because of the proposal to consolidate the assets of the thirty four Partnerships into a single Partnership. No adjustments were made to the individual partnership financial statements in combination other than the elimination of interpartnership receivables and payables.

         These  statements  combine the  financial  statements  of the following
Partnerships:


                                                                                          Limited
                                                                                         Partners'       Number of
                                                                  Date of                 Initial          $500
                                                                 Formation             Subscriptions     Interests
                                                         -------------------------    ---------------- -------------
Enex  Program I Partners, L.P.                           January 1, 1986          $         96,814,500       193,629
Enex Oil & Gas Income Program II -
  Series 7, L.P.  . . . . . . . . . . . . . . . . . . . .July 16, 1985                       4,434,757         8,870
  Series 8, L.P.  . . . . . . . . . . . . . . . . . . . .October 10, 1985                    2,931,653         5,863
  Series 9, L.P.  . . . . . . . . . . . . . . . . . . . .January 9, 1986                     1,554,262         3,109
  Series 10, L.P.  . . . . . . . . . . . . . . . . . . . May 8, 1986                         1,958,206         3,916
Enex Oil & Gas Income Program III -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .August 8, 1986                      1,488,778         2,978
  Series 2, L.P.  . . . . . . . . . . . . . . . . . . . .November 20, 1986                   2,135,224         4,270
  Series 3, L.P.  . . . . . . . . . . . . . . . . . . . .February 10, 1987                   3,204,790         6,410
  Series 4, L.P.  . . . . . . . . . . . . . . . . . . . .May 1, 1987                         2,704,880         5,410
  Series 5, L.P.  . . . . . . . . . . . . . . . . . . . .August 11, 1987                     5,398,602        10,797
  Series 6, L.P.  . . . . . . . . . . . . . . . . . . . .November 12, 1987                   3,170,003         6,340
  Series 7, L.P.  . . . . . . . . . . . . . . . . . . . .February 11, 1988                   2,263,383         4,527
  Series 8, L.P.  . . . . . . . . . . . . . . . . . . . .May 11, 1988                        3,598,188         7,196
Enex Oil & Gas Income Program IV -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .September 8, 1988                   3,236,182         6,472
  Series 2, L.P.  . . . . . . . . . . . . . . . . . . . .December 28, 1988                   2,468,972         4,938
  Series 4, L.P.  . . . . . . . . . . . . . . . . . . . .August 15, 1989                     1,260,210         2,520
  Series 5, L.P.  . . . . . . . . . . . . . . . . . . . .November 9, 1989                    2,280,449         4,561
  Series 6, L.P.  . . . . . . . . . . . . . . . . . . . .February 13, 1990                   2,162,887         4,326
  Series 7, L.P.  . . . . . . . . . . . . . . . . . . . .May 16, 1990                        2,510,445         5,021


                                                                                          Limited
                                                                                         Partners'       Number of
                                                                  Date of                 Initial          $500
                                                                 Formation             Subscriptions     Interests
                                                         -------------------------    ---------------- -------------
Enex Oil & Gas Income Program V -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .September 11, 1990                  2,264,552         4,529
  Series 2, L.P.  . . . . . . . . . . . . . . . . . . . .November 27, 1990                   1,486,190         2,972
  Series 3, L.P.  . . . . . . . . . . . . . . . . . . . .April 25, 1991                      1,010,101         2,020
  Series 4, L.P.  . . . . . . . . . . . . . . . . . . . .September 6, 1991                   1,477,116         2,954
  Series 5, L.P.  . . . . . . . . . . . . . . . . . . . .April 30, 1992                      1,231,732         2,463
Enex Income and Retirement Fund -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .June 17, 1987                       1,367,780         2,736
  Series 2, L.P.  . . . . . . . . . . . . . . . . . . . .September 15, 1987                  1,441,909         2,884
  Series 3, L.P.  . . . . . . . . . . . . . . . . . . . .December 30, 1987                   1,493,792         2,988
Enex 88-89 Income and Retirement Fund -
  Series 5, L.P.  . . . . . . . . . . . . . . . . . . . .August 28, 1989                     1,150,169         2,300
  Series 6, L.P.  . . . . . . . . . . . . . . . . . . . .November 9, 1989                    1,033,402         2,067
  Series 7, L.P.  . . . . . . . . . . . . . . . . . . . .February 28, 1990                   1,544,485         3,089
Enex 90-91 Income and Retirement Fund -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .September 11, 1990                  1,487,600         2,975
  Series 2, L.P.  . . . . . . . . . . . . . . . . . . . .February 8, 1991                    1,010,101         2,020
  Series 3, L.P.  . . . . . . . . . . . . . . . . . . . .October 4, 1991                     1,087,546         2,175
Enex Oil & Gas Income  Program VI -
  Series 1, L.P.  . . . . . . . . . . . . . . . . . . . .April 29, 1994                      1,010,380         2,021

         In connection with their formation the Partnerships paid commissions for solicited subscriptions to a subsidiary of ENEX, and reimbursed ENEX for organizational expenses as shown in the accompanying combined financial statements.

         Information relating to the allocation of costs and revenues between ENEX, as general partner, and the limited partners is as follows:

                                                                     LIMITED
                                                         ENEX       PARTNERS
                                                        --------   -----------
Commissions and selling expenses . . . . . . . . . . . .  --          100%
Partnership reimbursement of organization expenses . .    --          100%
General and administrative costs . . . . . . . . . . . . 10%           90%
Costs of drilling and completing exploratory and
development wells . . . . . . . . . . . . . . . . . . .  10%           90%
Revenues from temporary investment of partnership
capital . . . . . . . . . . . . . . . . . . . . . . . .   --          100%
Property acquisitions . . . . . . . . . . . . . . . . .   --          100%
Revenues from producing properties . . . . . . . . . .   10%           90%
Operating costs (including general and administrative)
costs associated with operating producing properties).   10%           90%

         If, after certain time periods, the aggregate purchase price of the interests in certain programs plus cumulative distributions to the limited partners does not equal limited partner subscriptions (the "Deficiency"), the general partner will forego its 10% share of such Program's net revenues. The foregone net revenues will be allocated to the limited partners until such time as no Deficiency exists. During 1995, the general partner's 10% share of Program I and II net revenues, totaling $72,949, was allocated to the limited partners.

The historical net income (loss) per $500 unit for each of the Partnerships were as follows:

                                                        NET INCOME (LOSS) PER $500 UNIT
                                            For the Nine Months ended     For the Year ended
                                                 September 30,               December 31,
                                             1996          1995          1995           1994
Enex  Program I Partners, L.P.          $    0.86     $    1.97    $     1.28    $    (3.04)
Enex Oil & Gas Income Program II -
  Series 7, L.P.  . . . . . . . . . . . . . .14.37.        2.81          7.18          1.00
  Series 8, L.P.  . . . . . . . . . . . . . .15.66.        2.25          7.04          0.11
  Series 9, L.P.  . . . . . . . . . . . . . .15.41.        1.14          5.53          (1.95)
  Series 10, L.P.  . . . . . . . . . . . . . 16.26         1.59          6.50          (1.36)
Enex Oil & Gas Income Program III -
  Series 1, L.P.  . . . . . . . . . . . . . .10.51.        0.59          1.37          (36.07)
  Series 2, L.P.  . . . . . . . . . . . . . .11.23.        1.19          2.66          (34.55)
  Series 3, L.P.  . . . . . . . . . . . . . .13.43.        2.10          5.62          (6.39)
  Series 4, L.P.  . . . . . . . . . . . . . .(13.47)       (4.46)        (7.12)        (4.84)
  Series 5, L.P.  . . . . . . . . . . . . . .(7.76)        (1.11)        0.27          (1.32)
  Series 6, L.P.  . . . . . . . . . . . . . .(21.72)       (7.96)        (4.63)        (6.64)
  Series 7, L.P.  . . . . . . . . . . . . . .(19.99)       (7.50)        (4.24)        (7.87)
  Series 8, L.P.  . . . . . . . . . . . . . .(35.81)       (13.81)       (16.92)      (11.61)
Enex Oil & Gas Income Program IV -
  Series 1, L.P.  . . . . . . . . . . . . . .(33.39)       (10.45)       (14.04)      (43.29)
  Series 2, L.P.  . . . . . . . . . . . . . .(22.04)       (10.42)       (15.31)      (36.57)
  Series 4, L.P.  . . . . . . . . . . . . . .(85.30)       (3.95)        (1.24)       (11.47)
  Series 5, L.P.  . . . . . . . . . . . . . .14.34.        (2.07)        3.82          (0.86)
  Series 6, L.P.  . . . . . . . . . . . . . .10.86.        (0.45)        5.79           1.15
  Series 7, L.P.  . . . . . . . . . . . . . .(10.97)       (5.38)        (13.94)      (66.31)
Enex Oil & Gas Income Program V -
  Series 1, L.P.  . . . . . . . . . . . . . .(13.90)       (4.86)        (13.74)      (83.70)
  Series 2, L.P.  . . . . . . . . . . . . . .(12.00)       (12.94)       (27.11)      (93.75)
  Series 3, L.P.  . . . . . . . . . . . . . .(29.78)       (13.93)       (16.18)     (106.34)
  Series 4, L.P.  . . . . . . . . . . . . . .39.56.        16.73         24.29         30.86
  Series 5, L.P.  . . . . . . . . . . . . . .28.51.       (10.37)        7.86           3.95
Enex Income and Retirement Fund -
  Series 1, L.P.  . . . . . . . . . . . . . .(19.63)       14.02         11.26         (2.09)
  Series 2, L.P.  . . . . . . . . . . . . . .(8.50)        6.83          3.08          11.65
  Series 3, L.P.  . . . . . . . . . . . . . .(8.21)        (3.58)        (7.77)        11.39
Enex 88-89 Income and Retirement Fund
  Series 5, L.P.  . . . . . . . . . . . . . .9.14 .        0.07          3.28          (2.84)
  Series 6, L.P.  . . . . . . . . . . . . . .10.74.        2.31          3.64          (3.19)
  Series 7, L.P.  . . . . . . . . . . . . . .8.34 .        (0.01)        (1.13)        (7.92)

                                      F-34

Enex 90-91 Income and Retirement Fund
  Series 1, L.P.  . . . . . . . . . . . . . .(0.63)        (6.01)        (9.28)        (5.05)
  Series 2, L.P.  . . . . . . . . . . . . . .(23.13)       (19.83)       (24.14)      (87.92)
  Series 3, L.P.  . . . . . . . . . . . . . .36.63.        20.85         14.79         (4.08)
Enex Oil & Gas Income  Program VI -
    Series 1, L.P.  . . . . . . . . . . .  .(93.90)       (15.01)       (30.60)       (28.82)


2.   Summary of Significant Accounting Policies

     Oil and Gas Properties

         The Partnerships use the successful efforts method of accounting for their oil and gas operations. Under this method, the costs of all development and successful exploratory wells are capitalized. The costs of unsuccessful exploratory wells are charged to earnings. Capitalized costs are amortized on the units-of- production method based on estimated total proved reserves.

         In accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets, and for Long-Lived Assets to be Disposed of" certain assets are reviewed for impairment whenever events or circumstances indicate the carrying amount may not be recoverable. See Note 8 for further discussion of the impairment provision.

     Organization Costs

         Organization costs are being amortized on a straight-line basis over a five-year period.

     Commissions and Syndications Fees

         Commissions and syndication fees paid to the general partner for solicited subscriptions are charged to partners' capital.

    Cash Flows

         The cash flows are presented using the indirect method with all highly liquid investments with an original maturity of three months or less considered to be cash equivalents.

    Uses of Estimates

         The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

3.    Payable to the General Partner

         The payable to the general partner primarily consists of general and administrative expenses allocated to the Partnerships by the General Partner.

4.    Repurchase of Limited Partner Interests

         In accordance with each partnership agreement, except for Enex Oil & Gas Income Programs I, V and VI, the general partner is required to purchase limited partner interests (at option of the limited partners) at annual intervals beginning after the second year following the formation of each partnership. The purchase price as specified in each agreement is based primarily on reserve reports prepared by independent petroleum engineers as reduced by a specified risk factor.

5.    Federal Income Taxes

         The Partnerships are not taxable entities for federal income tax purposes. Such taxes are liabilities of the individual partners and the amounts thereof will vary depending on the individual situation of each partner.
Accordingly, there is no provision for income taxes in the accompanying financial statements.

     Set forth below is a reconciliation of net income as reflected in the accompanying financial statements and net income (loss) for federal income tax purposes for the year ended December 31, 1995:

                                                                                Allocable to
                                                                        -----------------------------
                                                                           General         Limited
                                                             TOTAL         Partner        Partners
                                                        -------------   -----------      ------------
Net income as reflected in the
     accompanying financial statements                  $    113,227    $  231,037          (117,810)
Reconciling items:
  Intangible drilling costs capitalized for financial
     reporting purposes which were charged-off
     for federal income tax purposes                        (363,214)      (20,031)         (343,183)
Difference in depreciation and depletion
     computed for federal income tax
     purposes and the amount computed
     for financial reporting purposes                     (3,139,124)            -        (3,139,124)
Difference in gain on property sales for
     federal income tax purposes and the amount
     computed for financial reporting purposes                16,762       (23,041)           39,803
  Litigation accrual reversal                                (25,462)            -           (25,462)
                                                        -------------   -----------      ------------

Net income (loss) for federal income tax purposes       $ (3,397,811)   $  187,965        (3,585,776)
                                                        =============   ===========      ============

     Net income (loss) for federal income tax purposes is a summation of ordinary income (loss), portfolio income (loss), cost depletion and intangible drilling costs as presented in the Partnerships' federal income tax return.

     Set forth below is a reconciliation between partners' capital as reflected in the accompanying financial statements and partners' capital for federal income tax purposes as of December 31, 1995:

                                                                              Allocable to
                                                                     ----------------------------
                                                                       General       Limited
                                                         TOTAL         Partner      Partners
                                                     -------------   ------------  --------------
Partners' capital as reflected in the
     accompanying financial statements               $ 15,984,698    $ 1,664,906   $  14,319,792
Reconciling items:
  Intangible drilling costs capitalized for
     financial reporting purposes which were
    charged-off for federal income tax purposes        (4,924,152)      (456,751)     (4,467,401)
  Difference in accumulated depreciation,
     depletion and amortization for financial
     reporting purposes and federal tax purposes       18,226,501              -      18,226,501
Difference in gain on property sales for
     federal income tax purposes and
     the amount computed for financial
     reporting purposes                                    14,402        (24,200)         38,602
  Commissions and syndication fees capitalized
     for federal income tax puposes                    15,889,041              -      15,889,041
  Costs of consolidation - 1985                           485,435         48,544         436,891
  Other timing differences                               (547,396)       123,424        (670,820)
                                                     -------------   ------------  --------------
Partners' capital for federal
     income tax purposes                             $ 45,128,529    $ 1,355,923    $ 43,772,606
                                                     =============   ============  ==============

                                      F-36

6.    Notes Payable

         In 1993, five managed limited partnerships borrowed a total of $438,168 from the General Partner to repay bank debt and finance work over costs. The General Partner received monthly principal payments from the partnerships on the resulting demand notes plus interest at the General Partner's borrowing rate of prime plus three-fourths of one percent on the unpaid principal. In 1994, an additional $39,281 was borrowed by two limited partnerships to finance work over costs. Principal payments of $322,345 were made during 1994. At December 31, 1994, the total outstanding principal balance of the notes was $28,694. The notes were completely repaid in the first half of 1995.

         On December 29, 1994, in order to partially finance the purchase of a property acquisition, Enex Oil & Gas Income Program VI, Series 1, L.P. borrowed a net $60,572 from the General Partner. The resulting note receivable bears interest at the General Partner's borrowing rate of prime plus three-fourths of one percent, or a weighted average of 9.76% during 1995 and 9.36% in the first half of 1996 (9.25% and 9.75% at December 31, 1995 and June 30, 1996,
respectively.). Principal payments of $16,854 and $31,049 were made on the note payable in the first half of 1996 and the year ended December 31, 1995, respectively.

7.    Litigation

         Enex Program I Partners, L.P. ("Program I") was named as a party to a suit filed by Texas Crude, Inc. ("Texas Crude"). In the suit, Texas Crude sought to recover legal and other fees totaling $600,000. In August 1993, a judgement was granted in favor of Texas Crude for $414,203 plus interest by the 101st Judicial District Court of Texas. During the third quarter of 1993 Program I accrued a liability for $504,350 related to this judgement.

         Program I appealed the verdict and filed a counterclaim for funds that were wrongfully withheld by Texas Crude. In December 1994, the Fifth District Court of Appeals reversed the judgement of the trial court and rendered judgement in favor of Program I. Program I will recover $163,019 from Texas Crude, plus interest. Accordingly, the contingent liability, initially recognized in 1993, was reversed in December 1994 and Program I established a receivable for $254,588.

         Both Program I and Texas Crude have filed Motions for Rehearing, which have been pending for more than a year. The accrued receivable balance at December 31, 1995 was $280,050, including $25,462 of additional interest earned during 1995.

8.    Impairment of Property

         Until 1996, ceiling tests were performed wherein total capitalized costs could not exceed future undiscounted net revenues on a partnership basis. In 1994, noncash write-downs totaling $971,936 were made. The Financial
Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires certain assets to be reviewed for impairment whenever circumstances indicate the carrying amount may not be recoverable on a property by property basis. Prior to the adoption of this Statement, impairments were assessed on an aggregate, company-wide basis. This SFAS 121 was implemented in the first quarter of 1996 resulting in a total non-cash impairment of $2,315,081 for certain oil and gas properties due to changes in the overall market for the sale of oil and gas and due to significant changes in the projected production from certain of the Company's oil and gas properties.

9.    Gain on sale of Property

         In 1995, the combined limited partnerships recognized a total gain on the sale of property of $659,326. The gain was primarily the result of Enex Program I Partners, L.P. and Enex Income and Retirement Fund Series 1, L.P. which sold 85% of their future assignments from the HNG Drilling Program to American Exploration and Louis Dreyfus Natural Gas Corporation for $765,000. A gain of $450,302 was recognized on the sale.

10.  Right of presentment of limited partner interests.

     The consolidated partnership will be required to offer to repurchase the limited partners interests in the partnership at annual intervals. The purchase price is based primarily on reserve reports prepared by independent petroleum engineers, reduced by a risk factor.

11.    Unaudited Financial Information

     The financial information as of September 30, 1996 and for the nine month periods ended September 30, 1996 and 1995 is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

ENEX CONSOLIDATED PARTNERS, L.P.

SUPPLEMENTARY OIL AND GAS INFORMATION

Costs Incurred

     The following costs were incurred in connection with the Company's oil and gas activities for the years ended December 31:

                                           ------------    --------------
                                                1995              1994
                                           ------------    --------------
Acquisition of proved mineral interests     $   79,506      $  1,064,213
and related equipment and facilities

Development costs                           $  577,125      $    610,749


Capitalized Costs

     The following presents the Company's capitalized costs at December 31, relating to its oil and gas activities:

                                           -------------     --------------
                                               1995                1994
                                           -------------     --------------
Proved mineral interests and related
  equipment and facilities                  146,079,503         152,025,931

Accumulated depreciation, depletion,
  and amortization                          128,511,790         131,082,972

ENEX CONSOLIDATED PARTNERS, L.P.

SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

     The following tables present an estimate of the Partnerships' proved oil and gas reserve quantities and changes therein for the two years ended December 31, 1995 for the combined Enex Oil & Gas Income Programs and Enex Income and Retirement Fund Limited Partnerships. Oil reserves are stated in barrels (Bbls) and natural gas in thousand cubic feet (MCF). Proved reserves are defined as estimated quantities, which based upon geological and engineering data, appear with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. All of the Partnerships' reserves are located in the United States.

PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:                 Oil (Bbls)              Gas (Mcfs)

Balance at January 1, 1994                  2,482,171              15,588,276

    Revisions of previous estimates           382,450                  78,721
    Purchases of minerals in place            177,552                  77,504
    Sales of minerals in place                   (170)                (38,587)
    Production                               (488,051)             (2,075,393)
                                       ---------------        ----------------

Balance at December 31, 1994                2,553,952              13,630,521

    Revisions of previous estimates           147,782               1,014,654
    Sales of minerals in place                (12,263)               (582,769)
    Production                               (445,899)             (1,864,876)
                                       ---------------        ----------------

Balance at December 31, 1995                2,243,572              12,197,530
                                       ===============        ================




PROVED DEVELOPED RESERVES:

Balance at December 31, 1994               2,530,792              13,525,495

Balance at December 31, 1995               1,910,407              12,153,701

-------------------------------------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.
SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

     Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Relating to Proved Oil and Gas Reserves at December 31, 1995 and 1994.



     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1995 and1994.

                                                    1995             1994
                                               ---------------  ---------------

Future cash inflows                               $59,992,591      $61,619,198
Future production and development costs           (22,641,697)     (24,525,246)
                                               ---------------  ---------------

Future net cash flows                              37,350,894       37,093,952

10% annual discount                               (14,409,289)     (14,335,540)
                                               ---------------  ---------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves     $22,941,605      $22,758,412
                                               ===============  ===============


     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1995 and 1994.



                                                    1995            1994
                                                  -------------    ------------
Sales and transfers of oil and gas produced,
   net of production costs                         ($5,235,349)    ($6,075,195)

Net changes in prices and production costs           2,372,636      (2,510,659)

Purchases of minerals in place                               -       1,054,628

Sales of minerals in place                            (562,656)        (44,391)

Revisions of previous quantity estimates             1,644,725       1,797,088

Accretion of discount                                2,275,841       2,559,819

Changes in production rates (timing) and other        (312,004)        378,935
                                                  -------------    ------------

Changes in standardized measure of
   discounted future net cash flows                   $183,193     ($2,839,775)
                                                  =============    ============


----------------------------------------------------------------

                          Independent Auditors' Report



Enex Resources Corporation

We have audited the accompanying consolidated balance sheet of Enex Resources Corporation and its subsidiaries as of December 31, 1995. This financial statement is the responsibility of Enex Resources Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of Enex Resources Corporation and its subsidiaries at December 31, 1995, in conformity with generally accepted accounting principles.


As discussed in Note 10, the accompanying consolidated finanical statements as of and for the years ended December 31, 1995 and 1994 have been restated.



DELOITTE & TOUCHE, LLP



Houston, Texas
March 18, 1996
(February 22, 1997 as to Note 10)

ENEX RESOURCES CORPORATION
CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------

                                                        September 30,          DECEMBER 31,
ASSETS                                                       1996                1995
                                                    ---------------------  -------------------
                                   (Unaudited)
CURRENT ASSETS:
  Cash and certificates of deposit                  $    1,504,859        $     806,196
  Accounts receivable:
    Managed limited partnerships                           605,049              756,741
    Oil and gas sales                                    1,010,585              862,529
    Joint owner                                            257,689              325,816
    Receivable from property sales                               -              123,202
     Notes receivable from managed limited
    partnerships                                            10,578               16,902
  Federal income tax receivable                             83,398               98,614
  Deferred tax asset -  current portion                    108,325              112,174
  Prepaid expenses & other current assets                  481,090              697,664
                                                    ---------------       --------------
Total current assets                                     4,250,153            4,000,786
                                                    ---------------       --------------
PROPERTY:
  Oil & gas properties (Successful efforts
  accounting method) Proved mineral
     interests and related equipment & facilities:
    Direct ownership                                     6,983,907            8,134,074
    Derived from investment in managed
     limited partnerships                                8,780,952           10,729,113
  Furniture, fixtures and other (at cost)                  343,758              341,507
                                                    ---------------       --------------

Total property                                          16,108,617           19,204,694
                                                    ---------------       --------------
Less accumulated depreciation,
  depletion and amortization                             7,444,705            7,250,769
                                                    ---------------       --------------

Property, net                                            8,663,912           11,953,925
                                                    ---------------       --------------
OTHER ASSETS:
  Receivables from managed limited
   partnerships for start-up costs                       1,291,225            2,171,636
  Deferred tax asset                                       614,205              536,256
  Other accounts receivable                                 41,335              156,252
  Deferred organization expenses and other                   5,254                8,233
                                                    ---------------       --------------
Total other assets                                       1,952,019            2,872,377
                                                    ---------------       --------------

TOTAL                                               $   14,866,084        $  18,827,088
                                                    ===============       ==============




See accompanying notes to consolidated balance sheets.
----------------------------------------------------------------------

ENEX RESOURCES CORPORATION
CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------

                                                                  September 30,         DECEMBER 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                                  1996               1995
                                                               -----------------   -------------
                                                                   (Unaudited)
CURRENT LIABILITIES:
   Accounts payable                                            $      440,438      $      853,944
   Current portion of long-term debt                                        -             850,000
                                                              ---------------     ---------------
Total current liabilities                                             440,438           1,703,944
                                                              ---------------     ---------------
COMMITMENTS AND
CONTINGENT LIABILITIES                                                      -                   -
                                                               ---------------     ---------------
TOTAL LIABILITIES                                                     448,438           1,703,944
                                                               ---------------       -------------
MINORITY INTEREST                                                   1,411,167           1,660,932
                                                               ---------------       -------------
STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value;
   5,000,000 shares authorized;
    no shares issued
Common stock, $.05 par value;
    10,000,000 shares authorized;
    1,665,359 shares issued at September 30, 1996 and
    1,642,859 shares issued at December 31, 1995                       83,268              82,143
Additional paid-in capital                                         10,104,700           9,944,967
Retained earnings                                                   4,406,076           7,041,773
Less cost of treasury stock;
    1,665,359 shares issued at September 30, 1996 and
    315,136 shares at December 31, 1995                            (1,579,565)         (1,606,671)
                                                               ---------------     ---------------
TOTAL STOCKHOLDERS' EQUITY                                         13,014,479          15,462,212
                                                               ---------------     ---------------
TOTAL                                                           $  14,866,084      $   18,827,088
                                                               ===============     ===============



See accompanying notes to consolidated balance sheets.
------------------------------------------------------------------------------

                           ENEX RESOURCES CORPORATION

                      NOTES TO CONSOLIDATED BALANCE SHEETS
               (Data subsequent to December 31, 1995 is unaudited)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         General - Enex Resources Corporation (the "Company") acquires interests in producing oil and gas properties and manages investment limited partnerships. As of September 30, 1996, the Company served as managing general partner for the 41 publicly offered limited partnerships of Enex Program I Partners, L.P., Enex Oil & Gas Income Programs II, III, IV, V, VI, Enex Income and Retirement Fund, Enex 88-89 Income and Retirement Fund, and Enex 90-91 Income and Retirement Fund (collectively, the "Partnerships"). The Partnerships own $154 million, at cost, of proved oil and gas properties in which the Company normally has a 10% interest as the general partner in addition to its proportional interest as a limited partner of approximately 4% to 54%. Accumulated depreciation and depletion for such oil and gas properties at September 30, 1996 was $140 million.

         In addition to Partnership activities, the Company owns interests in 378 productive oil and gas wells for its own account, and is the operator of 161 wells. The total properties managed for its own account and the Partnerships include interests in more than 12,000 producing wells in 14 states.



     Principles of Consolidation - The accompanying consolidated balance sheets include the accounts of the Company, its wholly-owned subsidiaries, ENEX Securities Corporation, Gulf-Tex Maintenance Corporation and Enex Program I Partners, L.P.and the Company's pro-rata share of the assets and liabilities of the managed limited partnerships in which it participates as the general partner. The Company uses pro rata consolidation for those partnership in which it owns less than a 50% interest and fully consolidates Enex Program I Partners, L.P. in which it owns greater than a 50% interest. The equity of minority partners' in Enex Program I Partners, L.P. is shown in the consolidated balance as "minority interest". All intercompany balances and transactions have been eliminated in consolidation.



     Uses of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

         Oil and Gas Properties - The Company uses the successful efforts method of accounting for its oil and gas operations. Under this method, the costs of all development wells are capitalized. The costs of unsuccessful exploratory wells are charged to earnings. Capitalized costs are amortized on the units-of-production method based on production and estimated total proved reserves. The Company has not capitalized any internal costs into property. Until 1996, ceiling tests were performed wherein total capitalized costs could not exceed future undiscounted net revenues on a company-wide basis.

         The Financial Accounting Standards Board has issued Statement of Financial Accounting Standard ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires certain assets to be reviewed for impairment whenever events or circumstances indicate the carrying amount may not be recoverable. This standard requires the evaluation of oil and gas assets on an individual property basis versus a company-wide basis. In the first quarter of 1996, the Company implemented SFAS 121 and recognized a non-cash impairment provision of $3,581,603 for certain oil and gas properties and other assets.

         Furniture, Fixtures and Other - The Company records expenditures for furniture and fixtures at cost. Expenditures for improvements are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred. The Company provides for depreciation of its furniture, fixtures and other equipment using the straight-line method over an estimated useful life not to exceed five years.

         Deferred Organization Expenses - The Company's pro rata share of the organization costs of the managed limited partnerships is being amortized on a straight-line basis over a five-year period.

         Unaudited financial information - The financial information as of September 30, 1996 and for the nine month periods ended September 30, 1996 and 1995 is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

         Managed Limited Partnerships - The Company serves as the general partner to the Partnerships and also participates as a limited partner to the extent of limited partnership interests purchased directly by the Company.

         The Company is entitled as general partner to 10% of the partnerships' production revenues less 10% of partnership expenses, other than costs of acquiring partnership properties. In most instances, at such time as the limited partners receive distributions in total equal to their aggregate subscriptions, the Company is entitled to 15% of such net revenues. However, if the consolidation transaction is consummated, the Company will forego this five percent increase in its share of participating Partnerships' revenues. The Company recognizes its share of these net revenues as they are sold.

         If, after certain time periods, the aggregate purchase price of the interests in certain programs plus cumulative distributions to the limited partners does not equal limited partner subscriptions (the "Deficiency"), the general partner will forego its 10% share of such Program's net revenues. The foregone net revenues will be allocated to the limited partners until such time as no Deficiency exists. During 1995, the general partner's 10% share of Program I and II net revenues, totaling $72,949, was allocated to the limited partners.

         In addition to the above, the Company is reimbursed for direct expenditures made on behalf of the partnership operations.

2.  COSTS REIMBURSABLE BY MANAGED LIMITED PARTNERSHIPS

         During the start-up phase of partnership operations, certain general and administrative costs are incurred by the Company on behalf of the partnerships. These start-up costs are allocated to the newly formed partnerships with remaining unspent acquisition funds and are reimbursed to the Company over a period generally not to exceed five years. The anticipated receipt of such receivables have been scheduled in accordance with projected future net revenues and based upon historical receipts of such receivables. The receivables have been classified as current or non-current in accordance with such projections. The Company's balance sheet at December 31, 1995, also reflects a note receivable from a managed limited partnership. This note was a result of the Company partially financing the purchase of an oil and gas interest acquired by the limited partnership. The resulting note is subject to a formal agreement with terms as discussed in Note 4, below.

3.  DEBT

         The long-term debt at December 31, 1995 consisted of an $850,000 loan from a bank under a $2.8 million revolving line of credit. The bank loan proceeds were primarily used to purchase producing oil and gas properties and additional interests in managed limited partnerships. The loan bore interest at a rate of prime plus three-quarters of one percent (3/4%) or at an average rate of 9.60% during the third quarter of 1995, and 9.00% during the first five months of 1996 and 9.50% during the first nine months of 1995. Principal payments of $84,000 were made on the debt in the third quarter of 1995. The debt was completely repaid in May 1996.

4.  NOTES RECEIVABLE FROM MANAGED LIMITED PARTNERSHIPS

         On December 29, 1994, in order to partially finance the purchase of a property acquisition, a managed limited partnership borrowed a net $60,572 from the Company. The resulting note bears interest at the Company's borrowing rate of prime plus three-fourths of one percent, or a weighted average of 9.49% and 9.66% in the first nine months of 1996 and 1995, respectively. Principal payments of $15,895 and $10,999 were received in the first nine months of 1996 and 1995, respectively.

5.  INCOME TAXES

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The tax effects of significant items comprising the Company's net deferred tax asset as of September 30, 1996 and December 31, 1995 were as follows:

                                                              September 30, 1996     December 31, 1995
                                                            ---------------------  -----------------


Difference between tax and book net property basis             $       396,117      $         4,613
Difference between basis in managed limited
partnerships for financial reporting purposes and
income tax purposes                                                  4,284,695            3,796,403
Intangible  drilling  costs which remain  capitalized  for  financial  reporting purposes which were deducted for
federal income tax purposes                                          (170,198)             (74,483)
Net operating loss carry forward
 (expires 2009-2010)                                                   567,745              478,565
Timing difference from lawsuit contingency                            (50,683)             (50,683)
                                                                                                  -
                                                                 -------------        -------------
Gross deferred tax asset                                             5,027,676            4,154,415
Valuation allowance                                                (4,305,146)          (3,505,985)
                                                                 -------------        -------------
Net deferred tax asset recognized                              $       722,530      $       648,430
                                                                 =============        =============

         The valuation allowance reserves the net deferred tax asset due to uncertainties inherent in the oil and gas market. The Company estimated the amount of future tax benefit to be received from the deferred tax asset using estimated future net revenues and future tax expenses. The remaining gross deferred tax asset is reserved by a valuation allowance. The valuation allowance increased by $799,161 in the first nine months of 1996 and decreased by $697,269 in 1995.

6.  COMMON STOCK OPTIONS

         The Company has an incentive stock option plan and a nonqualified stock option plan, which authorize the issuance of options to purchase up to 362,000 shares of common stock to directors, officers and key employees. The Company has also granted options not covered by a plan. The options expire at various dates through 2003 and are exercisable at prices ranging from $3 - $8 per share. The exercise price of any options granted may not be less than the fair market value of the Company's stock at the date of the grant. The following table summarizes the Company's stock option activity for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996.

                                     Nine Months
                                         Ended                   Year Ended December 31,
                                September 30, 1996           1995                      1994
                                ------------------    --------------------      ---------------------


                                   Number   Average    Number      Average        Number      Average
                                 of shares  price     of shares      price      of shares      price
                                ---------- --------  ----------- -----------  -------------- ---------
Outstanding, beginning of year     194,000 $ 4.81       209,000    $  4.69       237,000      $  4.52
Exercised                          (22,500)   4.36      (15,000)       3.10      (28,000)        3.26
                                ---------- --------  ----------- -----------  -------------- ---------
Outstanding, end of year           171,500 $ 4.86       194,000    $  4.81       209,000      $  4.69
                                ========== ========  =========== ===========  ============== =========

7.  LEASE COMMITMENTS

The Company is the lessee under noncancelable operating leases for office space and equipment. The following is a schedule of the Company's remaining future rental requirements under the leases as of December 31, 1995:

            1996                                     $ 213,558
            1997                                       176,109
            1998                                        13,368
            1999                                         8,912
                                                      --------

            Total payments required                  $ 411,947
                                                      --------


8.  LITIGATION SETTLEMENTS

         The Company and one of its managed limited partnerships, Enex Program I Partners, L.P. ("Program I"), in which the Company owns general and limited partnership interests, were named as parties to a lawsuit filed by Texas Crude, Inc. ("Texas Crude"). Texas Crude sought to recover legal and other fees totaling $600,000. In August 1993, a judgement was granted in favor of Texas Crude for $414,203, plus interest by the 101st Judicial District Court of Texas. During the third quarter of 1993 Program I accrued a liability for $504,350 related to this judgement, of which $243,274 was the Company's share.

         The Company appealed the verdict and filed a counterclaim for funds that were wrongfully withheld by Texas Crude. In December 1994, the Fifth District Court of Appeals reversed the judgement of the trial court and rendered judgement in favor of the Company and Program I.

Accordingly, the contingent liability, initially recognized in 1993, was reversed in 1994 and Program I established a receivable for $254,588, of which the Company's share is $133,180.


Both Program I and Texas Crude have filed Motions for Rehearing, which have been pending for more than a year. The accrued receivable balance at September 30, 1996 and December 31, 1995 was $280,050.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

         The Company is committed to offer to repurchase the limited partners' interests in its managed limited partnerships formed under the Programs (except for Programs I,V and VI) at annual intervals. The purchase price is based primarily on reserve reports prepared by independent petroleum engineers, reduced by a risk factor. As of December 31, 1995, such commitments totaled $3,952,698. During the first nine months of 1996 and the year ended December 31, 1995, the Company paid cash to repurchase limited partner interests as follows:

                                          1996          1995           1994
                                       ---------     ----------     ----------
Program I                            $    15,000   $     43,409   $    750,019
Program II                                 2,752         23,607        130,441
Program III                               22,376          8,544         66,061
Program IV                                13,701          7,847         98,351
Program V                                  1,657         13,875         63,730
Program VI                                 1,705            393          7,222
Income and Retirement Fund                     -         12,232         73,264
88-89 Income and Retirement Fund           6,938          5,987         43,022
90-91 Income and Retirement Fund               -         10,653         39,267
                                       ---------     ----------     ----------
TOTAL                                $    64,129   $    126,547   $  1,271,377
                                       =========     ==========     ==========

         As general partner, the Company is contingently liable for all debts and actions of the managed limited partnerships. However, in management's opinion, the existing assets of the limited partnerships are sufficient to satisfy any such partnership indebtedness.

         The Company has an employment agreement with its founder and President, Gerald B. Eckley. The agreement, which was amended on May 19, 1992, provides that Mr. Eckley will be paid a minimum salary of $240,000 per year for a five year term. As long as Mr. Eckley is employed by the Company, the agreement will be automatically extended every May 19th for an additional year. The agreement provides for compensation continuation benefits in the event of Mr. Eckley's death or disability. If Mr. Eckley terminates the agreement following a change of control of the Company or because of a breach of the material provisions of the agreement or because performance of his duties becomes hazardous to his health, he will remain entitled to the full base compensation then in effect as severance pay until the normal expiration of the agreement.

10.      RESTATEMENT




In connection with a review by the Staff of the Securities and Exchange Commission ("Staff") of the Company's filing on Form 10-K for the year ended December 31, 1995, the Company had discussions with the Staff regarding whether its investment in one majority owned partnership should be accounted for on the pro rata consolidation method or the full consolidation method. The Company owns a 53% interest in one partnership, Enex Program I Partners L.P. The Company's ownership percentage in its other 40 publicly offered limited partnerships is below 50%. The Company has historically used the pro rata consolidation method for all investments in limited partnerships, regardless of ownership percentage, since as research indicated it is was industry practice to do so. The Company, upon further examination of this issue and questions from the Staff, concluded, however, it was not industry practice and that other accounting literature, which requires full consolidation of majority-owned partnerships, was proper and the use of pro rata consolidation for an over 50% interest in a limited partnership was an error in the application of an accounting principle.



Accordingly, the Company has restated its consolidated financial statements to fully consolidate its interest in Enex Program I Partners, L.P. for the periods in which it owned a majority interest, namely the period from December 1, 1994 to September 30, 1996. The change to the full consolidation method causes a change in the presentation of most of the previously reported amounts in the consolidated financial statements of the Company for the periods mentioned, but it does not cause any difference in the historically reported amounts of net income, earnings per share or stockholders' equity.

The effects of the restatement on the balance sheets are summarized as follows:

           Consolidated Balance Sheets
                                              For the years ended December 31,
                                              1995                          1994

                                As                             As
                             Previously         As          Previously         As
                             Reported        Restated       Reported        Restated
                         ------------    ------------    -----------    ------------
  Current Assets          $  4,740,779   $   4,000,786   $  4,376,649    $  3,834,596
  Property - Net             9,580,418      11,953,925     10,032,184      12,338,465
  Total Assets              17,037,322      18,827,088     17,230,644      19,235,937
  Current Liabilities        1,575,110       1,703,944      2,043,132       2,124,874
  Long-term Debt                    -               -         974,000         974,000
  Total Liabilities          1,575,110       1,703,944      3,017,132       3,098,874
  Minority Interests                -        1,660,932             -        1,923,551
  Stockholders Equity       15,462,212      15,462,212     14,213,512      14,213,512

                           ENEX RESOURCES CORPORATION

                      SUPPLEMENTARY OIL AND GAS INFORMATION

Capitalized Costs

         The following presents the Company's capitalized costs at December 31, 1995 relating to its oil and gas activities.:



Proved mineral interest and related equipment and facilities . . .  $18,863,187
Accumulated depreciation, depletion and amortization . . . . . . .   $6,967,242



Proved Oil and Gas Reserve Quantities (Unaudited)

         The following presents an estimate of the Company's proved oil and gas reserve quantities. Oil reserves are stated in barrels and natural gas in thousand cubic feet (Mcf). All of the Company's reserves are located within the United States.


                                                       Oil        Natural Gas
                                                   ------------  -------------
                                                   (Barrels)        (Mcf)
PROVED DEVELOPED AND UNDEVELOPED RESERVES
January 1, 1995                                       1,089,187     12,446,039
        Revisions of previous estimates . . . . . .     (6,586)        711,925
        Purchases of minerals in place . . . . . .      31,887         727,929
        Sales of minerals in place . . . . . . . .      (6,841)      (643,277)
        Production . . . . . . . . . . . . . . . .    (200,778)    (1,671,517)
                                                   ------------  -------------
December 31, 1995                                       906,869     11,571,099
                                                   ============  =============

Minority Interest in Developed and Undeveloped Reserves  84,895      2,373,524
                                                   ============   ============
PROVED DEVELOPED RESERVES:
January 1, 1995                                         995,637     12,290,064
                                                   ============  =============
December 31, 1995                                       808,829     11,407,758
                                                   ============  =============

Minority Interest in Developed Reserves                  84,895      2,373,524
                                                   ============  =============

                           ENEX RESOURCES CORPORATION

                      SUPPLEMENTARY OIL AND GAS INFORMATION

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves at December 31, 1995 (Unaudited)

         The following presents the Company's standardized measure of discounted future net cash flows as of December 31:

                                                               1995
                                                        -------------------

Future cash inflows                                    $         39,963,675
Future production and development costs                        (15,363,195)
                                                        -------------------
Future net cash flows before income taxes                        24,600,006
10% annual discount                                             (9,421,006)
Future income taxes, net of 10% annual
discount                                                                  -
                                                        -------------------
Standardized measure of discounted future net
cash flows of proved  oil and gas reserves             $         15,179,474
                                                        ===================

Minority Interest in standardized measure of
future discounted net cash flows of
proved oil and gas reserves                            $          2,783,461
                                                        ===================



         The future net cash flows were computed using year-end prices and costs and year-end statutory tax rates that relate to proved oil and gas reserves in which the Company has an interest.


         In addition to the above presented oil and gas reserves, the Company also has interests in certain gas processing plants and gas gathering systems. The total estimated future production of plant products is 293,892 barrels. The discounted future net cash flows (net of estimated future income taxes) relating to these facilities are estimated to be approximately
$795,818. The minority interest in this future production is 137,456 barrels and $372,212 of the discounted future net cash flows.


         This valuation procedure does not purport to represent the fair market value of the Company's oil and gas properties. An estimate of fair market value would also take into account, among other factors, anticipated changes in future prices of oil and gas and related development and production costs and the likelihood of future recoveries of oil and gas quantities different form the current estimate of proved reserves.

                               TABLE 1 APPENDIX A


                   GENERAL INFORMATION REGARDING PARTNERSHIPS

                                                                                                   Number of
                                                                       Jurisdiction  Investments    Limited
                             Partnership                  Abbreviated       of       by Limited    Partners at
                                                             Name      Organization   Partners    September 30,1996
Enex Program I Partners, L.P.                                 100       New Jersey   $96,814,500      4,631

Enex Oil & Gas Income Program II-7, L.P.                      207       Texas         $4,434,757        431
Enex Oil & Gas Income Program II-8, L.P.                      208       Texas         $2,931,653      1,201
Enex Oil & Gas Income Program II-9, L.P.                      209       Texas         $1,554,262      1,130
Enex Oil & Gas Income Program II-10, L.P.                     210       Texas         $1,958,206      1,261

Enex Oil & Gas Income Program III- Series 1, L.P.             301       New Jersey    $1,488,778        872
Enex Oil & Gas Income Program III- Series 2, L.P.             302       New Jersey    $2,135,224      1,088
Enex Oil & Gas Income Program III- Series 3, L.P.             303       New Jersey    $3,204,790      1,086
Enex Oil & Gas Income Program III- Series 4, L.P.             304       New Jersey    $2,704,880        375
Enex Oil & Gas Income Program III- Series 5, L.P.             305       New Jersey    $5,398,602      1,648
Enex Oil & Gas Income Program III- Series 6, L.P.             306       New Jersey    $3,170,003      1,367
Enex Oil & Gas Income Program III- Series 7, L.P.             307       New Jersey    $2,263,383      1,292
Enex Oil & Gas Income Program III- Series 8, L.P.             308       New Jersey    $3,598,188      1,456

Enex Oil & Gas Income Program IV- Series 1, L.P.              401       New Jersey    $3,236,182      1,280
Enex Oil & Gas Income Program IV- Series 2, L.P.              402       New Jersey    $2,468,972      1,309
Enex Oil & Gas Income Program IV- Series 4, L.P.              404       New Jersey    $1,260,210        406
Enex Oil & Gas Income Program IV- Series 5, L.P.              405       New Jersey    $2,280,449        777
Enex Oil & Gas Income Program IV- Series 6, L.P.              406       New Jersey    $2,162,887        686
Enex Oil & Gas Income Program IV- Series 7, L.P.              407       New Jersey    $2,510,445        770

Enex Oil & Gas Income Program V- Series 1, L.P.               051       New Jersey    $2,264,552        422
Enex Oil & Gas Income Program V- Series 2, L.P.               052       New Jersey    $1,486,190        544
Enex Oil & Gas Income Program V- Series 3, L.P.               053       New Jersey    $1,010,101        672
Enex Oil & Gas Income Program V- Series 4, L.P.               054       New Jersey    $1,477,116        348
Enex Oil & Gas Income Program V- Series 5, L.P.               055       New Jersey    $1,231,732        498

Enex Oil & Gas Income Program VI- Series 1, L.P.              601       New Jersey    $1,010,380        399

Enex Income and Retirement Fund -  Series 1, L.P.             501       New Jersey    $1,367,780        183
Enex Income and Retirement Fund -  Series 2, L.P.             502       New Jersey    $1,441,909        142
Enex Income and Retirement Fund -  Series 3, L.P.             503       New Jersey    $1,493,792        138

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.       525       New Jersey    $1,150,169        202
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.       526       New Jersey    $1,033,402        195
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.       527       New Jersey    $1,544,485        243

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.       531       New Jersey    $1,487,600        273
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.       532       New Jersey    $1,010,101        213
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.       533       New Jersey    $1,087,546        225

               TABLE 2
        VOTING PERCENTAGE IN PARTNERSHIPS
        OWNED BY GENERAL PARTNER, ITS AFFILIATES                         Voting Percentage
        AND OTHER 5% OWNERS                         Voting Percentage         Owned by
        As of September 30, 1996                          Owned by        Affiliates(1) of the
Partnership                                             General Partner  General Partner
                                                              (%)         (%)
Enex Program I Partners, L.P.                               54.4102    0.0022

Enex Oil & Gas Income Program II-7, L.P.                    25.3837        -
Enex Oil & Gas Income Program II-8, L.P.                    31.0198        -
Enex Oil & Gas Income Program II-9, L.P.                    29.1091        -
Enex Oil & Gas Income Program II-10, L.P.                   24.6633    0.1111

Enex Oil & Gas Income Program III- Series 1, L.P.           19.3101        -
Enex Oil & Gas Income Program III- Series 2, L.P.           20.8989        -
Enex Oil & Gas Income Program III- Series 3, L.P.           20.4949        -
Enex Oil & Gas Income Program III- Series 4, L.P.           18.5368        -
Enex Oil & Gas Income Program III- Series 5, L.P.           18.9388        -
Enex Oil & Gas Income Program III- Series 6, L.P.           18.8091        -
Enex Oil & Gas Income Program III- Series 7, L.P.           18.5045        -
Enex Oil & Gas Income Program III- Series 8, L.P.           18.7864        -

Enex Oil & Gas Income Program IV- Series 1, L.P.            16.5553        -
Enex Oil & Gas Income Program IV- Series 2, L.P.            15.1201        -
Enex Oil & Gas Income Program IV- Series 4, L.P.            11.6836        -
Enex Oil & Gas Income Program IV- Series 5, L.P.            11.0747        -
Enex Oil & Gas Income Program IV- Series 6, L.P.             7.4027        -
Enex Oil & Gas Income Program IV- Series 7, L.P.            13.0856        -

Enex Oil & Gas Income Program V- Series 1, L.P.             12.0439        -
Enex Oil & Gas Income Program V- Series 2, L.P.              6.6003        -
Enex Oil & Gas Income Program V- Series 3, L.P.             20.7116    2.7231
Enex Oil & Gas Income Program V- Series 4, L.P.             11.8893        -
Enex Oil & Gas Income Program V- Series 5, L.P.              5.3119         -

Enex Oil & Gas Income Program VI- Series 1, L.P.            23.9544    6.2839

Enex Income and Retirement Fund -  Series 1, L.P.           12.7561    0.1623
Enex Income and Retirement Fund -  Series 2, L.P.           34.4612        -
Enex Income and Retirement Fund -  Series 3, L.P.           16.3618        -

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.      5.7215        -
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.     12.7781        -
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.     10.1336        -

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.     17.0386        -
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.     15.0169   0.1083
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.      4.0525        -

In addition to the General Partner,  the following  persons are believed to have
beneficial   ownership  of  more  than  5%  of  the  interests  in  any  of  the
Partnerships:

Name                Address             City      State     Zip     P'ship # *  % of P'ship
Supreme Parts U     1255 21st St.       Oakland, CA         94607     055       8.03%
Tomoo Okada R Tr    6185 Darby Ave.     Las Vegas, NV       89102     407       7.91%
R Floyd Parks Tr    118 Commons Dr.     Sacramento, CA      95825     503       6.68%
R T Peterson Tr     P O Box 6274        Laguna Niguel, CA   92677     307       6.56%
E F Daniels         450 Circle Dr.      Santa Fe , NM       87501     407       5.93%
Gerald B. Eckley    3 Kingwood Place, St 200 Kingwood, Tx    77339    601       5.50%
M & S Goldstein     2703 Mallard Landing Ave Henderson, NV   89014    054       5.05%

* See Table 1 for a list of the full names of the Partnerships.

(1) Includes Mr. Gerald B. Eckley, the General Partner's president, and eight other officers and directors of the General Partner.

                                     TABLE 3
                    PERCENTAGE OF PROVED RESERVES AND FUTURE
                      REVENUES ATTRIBUTABLE TO OIL AND GAS

                                                       Percentage of Proved        Percentage of Future Gross
                                                       Reserves Attributable to    Revenues Attributable to
                                                          OIL          GAS             OIL        GAS

Enex Program I Partners, L.P.                           37.78%       62.22%          47.21%     52.79%

Enex Oil & Gas Income Program II-7, L.P.                81.91%       18.09%          87.49%     12.51%
Enex Oil & Gas Income Program II-8, L.P.                81.91%       18.09%          87.49%     12.51%
Enex Oil & Gas Income Program II-9, L.P.                81.91%       18.09%          87.49%     12.51%
Enex Oil & Gas Income Program II-10, L.P.               81.91%       18.09%          87.49%     12.51%

Enex Oil & Gas Income Program III- Series 1, L.P.       81.91%       18.09%          87.49%     12.51%
Enex Oil & Gas Income Program III- Series 2, L.P.       81.91%       18.09%          87.49%     12.51%
Enex Oil & Gas Income Program III- Series 3, L.P.       82.06%       17.94%          87.52%     12.48%
Enex Oil & Gas Income Program III- Series 4, L.P.       30.50%       69.50%          30.24%     69.76%
Enex Oil & Gas Income Program III- Series 5, L.P.       82.42%       17.58%          83.43%     16.57%
Enex Oil & Gas Income Program III- Series 6, L.P.       67.40%       32.60%          70.45%     29.55%
Enex Oil & Gas Income Program III- Series 7, L.P.       69.86%       30.14%          72.86%     27.14%
Enex Oil & Gas Income Program III- Series 8, L.P.       62.49%       37.51%          62.38%     37.62%

Enex Oil & Gas Income Program IV- Series 1, L.P.        22.96%       77.04%          32.68%     67.32%
Enex Oil & Gas Income Program IV- Series 2, L.P.        22.77%       77.23%          30.37%     69.63%
Enex Oil & Gas Income Program IV- Series 4, L.P.        58.39%       41.61%          85.95%     14.05%
Enex Oil & Gas Income Program IV- Series 5, L.P.        41.37%       58.63%          51.91%     48.09%
Enex Oil & Gas Income Program IV- Series 6, L.P.        38.37%       61.63%          48.42%     51.58%
Enex Oil & Gas Income Program IV- Series 7, L.P.        35.54%       64.46%          57.01%     42.99%

Enex Oil & Gas Income Program V- Series 1, L.P.         30.86%       69.14%          50.05%     49.95%
Enex Oil & Gas Income Program V- Series 2, L.P.         23.26%       76.74%          38.03%     61.97%
Enex Oil & Gas Income Program V- Series 3, L.P.         23.26%       76.74%          38.03%     61.97%
Enex Oil & Gas Income Program V- Series 4, L.P.         63.12%       36.88%          70.85%     29.15%
Enex Oil & Gas Income Program V- Series 5, L.P.        100.00%        0.00%         100.00%      0.00%

Enex Oil & Gas Income Program VI- Series 1, L.P.        90.90%        9.10%          95.05%      4.95%

Enex Income and Retirement Fund -  Series 1, L.P.       18.58%       81.42%          21.23%     78.77%
Enex Income and Retirement Fund -  Series 2, L.P.       14.79%       85.21%          20.22%     79.78%
Enex Income and Retirement Fund -  Series 3, L.P.        9.28%       90.72%          13.32%     86.68%

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.  27.40%      72.60%          36.57%     63.43%
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.  12.73%      87.27%          18.39%     81.61%
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.   5.83%      94.17%           8.73%     91.27%

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.   7.65%      92.35%          11.56%     88.44%
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.  23.26%      76.74%          38.03%     61.97%
Enex 90-91 Income and Retirement Fund -  Series 3, L.P. 100.00%       0.00%         100.00%      0.00%

                                     TABLE 4

               ESTIMATED FUTURE NET REVENUES AND PRESENT VALUE OF
         FUTURE NET REVENUES TO LIMITED PARTNERS AS OF DECEMBER 31, 1995

    Estimated Future Net Revenues(1)  Present Value of Future Net Revenues
                 Proved                 Total                     Proved                 Total
           Developed Reserves       Proved Reserves         Developed Reserves       Proved Reserves          Weighted
Partner-             Per $500                 Per $500                Per $500                Per $500      Average Prices
ship *   Total      Investment     Total     Investment       Total   Investment     Total   Investment   Oil         Gas
100     $11,526,471     $60     $11,526,471     $60       $6,727,191      $35     $6,727,191     $35     $19.09      $2.10

207     1,914,856       216       1,914,856     216        1,198,895       135     1,198,895     135      19.00       2.05
208     1,456,849       248       1,456,849     248          917,771       157       917,771     157      19.00       2.05
209       873,665       281         873,665     281          547,004       176       547,004     176      19.00       2.05
210     1,101,578       281       1,101,578     281          689,700       176       689,700     176      19.00       2.05

301       598,708       201         598,708     201          374,852       126       374,852     126      19.00       2.05
302       857,302       201         857,302     201          536,758       126       536,758     126      19.00       2.05
303     1,301,771       203       1,301,771     203          817,300       128       817,300     128      19.00       2.05
304       918,071       170         918,071     170          360,897        67       360,897      67      13.27 (3)   2.24
305       432,737        40         432,737      40          330,920        31       330,920      31      12.84 (3)   1.99
306       542,442        86         542,442      86          415,387        66       415,387      66      14.07 (3)   2.03
307       370,395        82         370,395      82          283,617        63       283,617      63      14.09 (3)   2.03
308       491,283        68         491,283      68          382,177        53       382,177      53      12.38 (3)   2.07

401       369,104        57         430,800      67          293,508        45       341,720      53      19.01       2.14
402       273,091        55         273,091      55          218,928        44       218,928      44      19.00       2.14
404       344,016       137         502,662     199          222,867        88       346,842     138      19.02       2.32
405       455,809       100         455,809     100          340,767        75       340,767      75      19.00       2.07
406       292,228        68         292,228      68          231,462        54       231,462      54      19.00       2.10
407       536,384       107         536,384     107          375,351        75       375,351      75      18.98       1.32

051       532,121       117        532,121      117          367,528        81       367,528      81      18.97       1.41
052       376,299       127        376,299      127          256,855        86       256,855      86      18.95       1.56
053       355,394       176        355,394      176          242,586       120       242,586     120      18.95       1.56
054     1,989,191       673      1,989,191      673        1,139,882       386     1,139,882     386      19.00       2.23
055     1,039,062       422      1,173,879      477          803,302       326       897,291     364      19.00          -

601     1,026,677       508      1,148,999      569          695,025       344       770,729     382      19.00       2.05

501       737,845       270        737,845      270          340,238       124       340,238     124      19.14       2.19
502       904,659       314        904,659      314          410,565       142       410,565     142      19.14       2.18
503       499,662       167        499,662      167          281,305        94       281,305      94      19.14       2.12

525       177,770        77        177,770       77          123,933        54       123,933      54      19.00       2.07
526       276,121       134        276,121      134          164,369        80       164,369      80      19.00       2.05
527       817,202       265        817,202      265          445,309       144       445,309     144      19.00       2.05

531       983,928       331        983,928      331          543,143       183       543,143     183      18.98       2.01
532       353,304       175        353,304      175          241,158       119       241,158     119      18.95       1.56
533     1,098,419       505      1,098,419      505          691,389       318       691,389     318      19.00          -

Totals  $35,824,414            $36,301,895               $22,011,939             $22,353,819

* See Table 1 for a list of the full names of the Partnerships.

(1) The estimated future net revenues were calculated using the price for oil and gas as of January 1, 1996, applied to the estimate of future reserves. Revenue from properties not currently producing were included as of the time the properties were expected to be placed in production, which may occur either earlier or later than anticipated. Current operating costs, transportation costs, production and ad valorem taxes and future development and workover costs (based on current costs) have been deducted in arriving at the estimated future net revenues. No deduction has been made for depletion, depreciation or income taxes. In addition, indirect costs such as interest expense and general corporate overhead have not been considered. While it may reasonably be anticipated that the prices received from the sale of production may be higher or lower than the prices used in the estimates above, and the operating and other costs relating to such production may also increase or decrease in relation to existing levels, such changes in prices and costs have been omitted from consideration in making these evaluations in accordance with rules adopted by the Securities and Exchange Commission.

(2) Estimated future net revenues disconted at 10% per year.

(3) Price is lower than expected due to lower prices received for sour oil from the Corkscrew acquisition.

                                     TABLE 5

               ESTIMATED FUTURE NET REVENUES AND PRESENT VALUE OF
           FUTURE NET REVENUES TO GENERAL PARTNER OF DECEMBER 31, 1995

     Estimated Future Net Revenues(1) Present Value of Future Net Revenues
Part-  ------------------------------  -------------------------------------
ner- Proved Developed Total Proved  Proved Developed Total Proved        Weighted
ship*    Reserves      Reserves       Reserves       Reserves          Average Prices


100     -               -               -               -               -           -

207     -               -               -               -               -           -
208     -               -               -               -               -           -
209     -               -               -               -               -           -
210     -               -               -               -               -           -

301    $66,523         $66,523         $41,650         $41,650         $19.00      $2.05
302     95,255          95,255          59,639          59,639          19.00       2.05
303    144,641         144,641          90,811          90,811          19.00       2.05
304    102,007         102,007          40,099          40,099          13.27 (3)   2.24
305     48,081          48,081          36,768          36,768          12.84 (3)   1.99
306     60,271          60,271          46,154          46,154          14.07 (3)   2.03
307     41,155          41,155          31,513          31,513          14.09 (3)   2.03
308     54,587          54,587          42,464          42,464          12.38 (3)   2.07

401     41,011          47,866          32,612          37,968          19.01       2.14
402     30,343          30,343          24,325          24,325          19.00       2.14
404     38,224          55,851          24,763          38,538          19.02       2.32
405     50,645          50,645          37,863          37,863          19.00       2.07
406     32,469          32,469          25,718          25,718          19.00       2.10
407     59,598          59,598          41,705          41,705          18.98       1.32

051     59,124          59,124          40,836          40,836          18.97       1.41
052     41,811          41,811          28,539          28,539          18.95       1.56
053     39,488          39,488          26,954          26,954          18.95       1.56
054    221,021         221,021         126,653         126,653          19.00       2.23
055    115,451         130,431          89,255          99,699          19.00       -

601    114,075         127,666          77,225          85,636          19.00       2.05

501     81,982          81,982          37,804          37,804          19.14       2.19
502    100,517         100,517          45,618          45,618          19.14       2.18
503     55,518          55,518          31,256          31,256          19.14       2.12

525     19,752          19,752          13,770          13,770          19.00       2.07
526     30,680          30,680          18,263          18,263          19.00       2.05
527     90,800          90,800          49,478          49,478          19.00       2.05

531    109,325         109,325          60,349          60,349          18.98       2.01
532     39,256          39,256          26,795          26,795          18.95       1.56
533    122,046         122,046          76,821          76,821          19.00       -

Totals
    $2,105,656      $2,158,709      $1,325,700      $1,363,686

* See Table 1 for a list of the full names of the Partnerships. (1) The estimated future net revenues were calculated using the price for oil and gas as of January 1, 1996, applied to the estimate of future reserves. Revenue from properties not currently producing were included as of the time the properties were expected to be placed in production, which may occur either earlier or later than anticipated. Current operating costs, transportation costs, production and ad valorem taxes and future development and workover costs (based on current costs) have been deducted in arriving at the estimated future net revenues. No deduction has been made for depletion, depreciation or income taxes. In addition, indirect costs such as interest expense and general corporate overhead have not been considered. While it may reasonably be anticipated that the prices received from the sale of production may be higher or lower than the prices used in the estimates above, and the operating and other costs relating to such production may also increase or decrease in relation to existing levels, such changes in prices and costs have been omitted from consideration in making these evaluations in accordance with rules adopted by the Securities and Exchange Commission.

(2) Estimated future net revenues discounted at 10% per year.

(3) Price is lower than expected due to lower prices received for sour oil from the Corkscrew acquisition.

                                     TABLE 6

                         PROVED RESERVES ATTRIBUTABLE TO
                    LIMITED PARTNERS AS OF DECEMBER 31, 1995

                        OIL (BBLS)                                       GAS (MCF)
             Proved                Total              Proved               Total
Part-   Developed Reserves    Proved Reserves   Developed Reserves     Proved Reserves
ner-              Per $500            Per $500             Per $500             Per $500
ship *   BBLS    Interest     BBLS    Interest    MCF     Interest      MCF     Interest
100    513,472       3      513,472      3     5,074,789     26    5,074,789      26

207    124,035      14      124,035     14       164,350     19      164,350      19
208     94,950      16       94,950     16       125,812     21      125,812      21
209     56,592      18       56,592     18        74,986     24       74,986      24
210     71,355      18       71,355     18        94,547     24       94,547      24

301     38,781      13       38,781     13        51,386     17       51,386      17
302     55,531      13       55,531     13        73,581     17       73,581      17
303     84,617      13       84,617     13       110,973     17      110,973      17
304     24,743       5       24,743      5       338,372     63      338,372      63
305     69,919       6       69,919      6        89,457      8       89,457       8
306     61,091      10       61,091     10       177,277     28      177,277      28
307     43,875      10       43,875     10       113,580     25      113,580      25
308     52,013       7       52,013      7       187,337     26      187,337      26

401     10,205       2       10,205      2       189,981     29      216,448      33
402      7,277       1        7,277      1       148,115     30      148,115      30
404     22,232       9       23,641      9        33,012     13      101,069      40
405     23,927       5       23,927      5       203,479     45      203,479      45
406     15,073       3       15,073      3       145,239     34      145,239      34
407     43,010       9       43,010      9       468,070     93      468,070      93

051     30,966       7       30,966      7       416,172     92      416,172      92
052     12,493       4       12,493      4       247,327     83      247,327      83
053     11,799       6       11,799      6       233,586    116      233,586     116
054    168,140      57      168,140     57       589,446    200      589,446     200
055     91,929      37      105,052     43             -      -            -       -

601     91,530      45      109,233     54        65,606     32       65,606      32

501     10,819       4       10,819      4       284,405    104      284,405     104
502     10,665       4       10,665      4       368,730    128      368,730     128
503      4,039       1        4,039      1       236,806     79      236,806      79

525      5,480       2        5,480      2        87,105     38       87,105      38
526      3,078       1        3,078      1       126,624     61      126,624      61
527      3,393       1        3,393      1       328,843    106      328,843     106

531      5,670       2        5,670      2       410,562    138      410,562     138
532     11,729       6       11,729      6       232,212    115      232,212     115
533    198,031      91      198,031     91             -      -            -       -

Totals 2,072,459          2,104,694           11,491,767          11,586,291


* See Table 1 for a list of the full names of the Partnerships.

                                     TABLE 7

                         PROVED RESERVES ATTRIBUTABLE TO
                     GENERAL PARTNER AS OF DECEMBER 31, 1995

                OIL (BBLS)                   GAS (MCF)
Part-  Proved         Total           Proved          Total
ner   Developed      Proved          Developed        Proved
ship* Reserves      Reserves         Reserves       Reserves

100     0               0               0               0

207     0               0               0               0
208     0               0               0               0
209     0               0               0               0
210     0               0               0               0

301     4,309           4,309            5,709           5,709
302     6,170           6,170            8,175           8,175
303     9,401           9,401           12,330          12,330
304     2,749           2,749           37,596          37,596
305     7,768           7,768            9,939           9,939
306     6,787           6,787           19,697          19,697
307     4,875           4,875           12,620          12,620
308     5,779           5,779           20,815          20,815

401     1,133           1,194           21,109          24,049
402       808             808           16,457          16,457
404     2,470           2,626            3,668          11,229
405     2,658           2,658           22,608          22,608
406     1,674           1,674           16,137          16,137
407     4,778           4,778           52,007          52,007

051     3,440           3,440           46,241          46,241
052     1,388           1,388           27,480          27,480
053     1,311           1,311           25,954          25,954
054    18,682          18,682           65,494          65,494
055    10,214          11,672                -               -

601    10,170          12,137            7,289           7,289

501     1,202           1,202           31,600          31,600
502     1,185           1,185           40,970          40,970
503     448             448             26,311          26,311

525     608             608              9,678           9,678
526     342             342             14,069          14,069
527     377             377             36,538          36,538

531     630             630             45,618          45,618
532     1,303           1,303           25,801          25,801
533     22,003          22,003          -               -

Totals 134,662         138,304         661,910         672,411

* See Table 1 for a list of the full names of the Partnerships.

                                     TABLE 8

                             OIL AND GAS PRODUCTION
                    FOR THE TWO YEARS ENDED DECEMBER 31, 1995
                   AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                  OIL  (Bbls)                          GAS (Mcf)
                               For the Nine                         For the Nine
Part-      For the Year Ended  Months Ended    For the year ended  Months Ended
ship*      1994       1995  September 30, 1996   1994     1995   September 30, 1996
100      111,318    96,456     64,882         956,219   936,419      689,150

207       18,876     19,711    14,203          22,710    26,849       21,834
208       14,453     15,089    10,872          17,389    20,553       16,714
209        8,612      8,993     6,480          10,362    12,250        9,961
210       10,863     11,339     8,170          13,069    15,445       12,561

301        7,401      6,848     4,670           7,888     9,327        7,585
302       10,609      9,805     6,686          11,302    13,356       10,861
303       14,363     15,399    10,944          17,038    20,143       16,380
304        8,246      6,545     5,053          14,419     5,502        7,497
305       25,352     19,400    15,792          38,971    32,430       22,051
306       20,880     16,363    12,591          76,433    58,340       38,806
307       15,033     11,815     9,112          49,066    38,306       25,420
308       16,625     12,792    10,555          81,701    57,504       37,983

401       6,130       4,946     1,810          87,908    57,674       36,376
402       5,015       3,927     1,641          66,587    44,640       28,790
404       4,909       5,036     3,355          16,193    10,013        8,162
405      10,003      10,095     5,429          75,058    59,073       44,371
406       7,748       7,305     4,308          56,385    44,890       34,342
407      14,426      13,267     9,580          99,209   100,732       56,046

051      12,494      11,222     8,142          84,952    81,273       45,793
052       6,821       6,058     4,457          47,741    40,544       23,146
053       6,431       5,701     4,209          32,908    31,502       21,795
054      27,533      25,492    18,579          65,918    72,377       48,905
055      32,021      27,711    19,707               -         -            -

601(1)   13,563      21,075    13,030           5,904    22,210       17,926

501       3,935       3,988     1,794          27,575    19,630       12,750
502       1,500       2,249     1,073          56,019    34,625       27,570
503       1,448         915       815          67,094    44,632       34,020

525       2,952      2,419      1,690          28,017    22,485       16,950
526       2,093      1,810      1,209          30,065    24,478       18,690
527       2,794      2,638      2,050          57,479    49,000       39,354

531       4,004      3,751      2,938          69,549    59,836       47,830
532       6,039      5,409      4,047          31,863    30,502       27,103
533      33,561     30,330     22,270               -         -            -



* See Table 1 for a list of the full names of the Partnerships.

(1)  Program VI - Series 1 was formed on April 29, 1994.

                                     TABLE 9

                    AVERAGE SALES PRICES AND PRODUCTION COSTS
                    FOR THE TWO YEARS ENDED DECEMBER 31, 1995
                   AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

          Average Oil Sales Price (per bbl)   Average Gas Sales Price (per mcf)  Average Production Cost(per BOE)(1)
       ------------------------------------  ----------------------------------  ------------------------------------
         For the year ended   For the Nine   For the year ended  For the Nine    For the year ended   For the Nine
Part-       December 31,      Months Ended    December 31,       Months Ended    For December 31,    Months Ended
ner-   --------------------                  ----------------                   -------------------
ship*    1994      1995     September 30,                       September 30,                        September 30,
                                 1996         1994     1995         1996         1994        1995       1996
       -------- ----------- -------------    -------  -------    -------------  ---------  -------- ---------------
 100    $14.73   $16.24        $19.39        $2.01    $1.71        $2.32        $4.24       $5.04         $3.61

 207     15.22    15.67         19.67         1.76     1.60         2.15         4.38        4.91          3.53
 208     15.21    15.67         19.67         1.76     1.60         2.15         4.38        4.91          3.53
 209     15.22    15.67         19.67         1.76     1.60         2.15         4.27        4.91          3.53
 210     15.22    15.67         19.67         1.76     1.60         2.15         4.38        4.91          3.53

 301     14.31    15.67         20.34         1.77     1.60         2.15         9.36        5.75          3.61
 302     14.31    15.67         20.34         1.76     1.60         2.15         9.34        5.75          3.61
 303(2)  17.02    16.53         20.45         1.77     1.60         2.15         5.51        5.67          4.20
 304(2)  14.18    17.65         18.48         2.86     2.30         3.66         8.41       13.16         10.71
 305     11.97    13.42         14.93         1.82     1.61         2.18         6.53        8.41          8.36
 306     12.43    13.95         15.46         1.83     1.57         2.07         5.99        7.70          7.88
 307     12.45    13.98         15.52         1.83     1.59         2.10         6.12        7.77          8.00
 308     10.96    12.52         13.68         2.13     1.99         2.17         6.20        7.83          7.30

 401     15.52    16.75         19.56         1.87     1.64         1.96         5.55        6.80          5.23
 402     15.71    16.99         19.40         1.89     1.66         2.09         5.76        7.42          5.50
 404     15.09    14.72         19.86         2.17     2.01         2.60         4.19        4.59          4.12
 405(2)  16.25    16.18         23.10         2.98     2.58         3.46         8.87        9.07          9.54
 406     15.12    14.68         20.14         2.00     1.77         2.30         5.02        5.28          5.37
 407     15.12    16.32         19.82         1.52     1.25         1.40         7.35        6.18          8.44

 051(2)  17.04    20.61         22.83         2.20     1.83         2.38        10.10        8.66         11.48
 052     14.78    16.03         19.04         1.74     1.44         1.90         6.09        5.59          6.59
 053     14.78    16.03         19.04         1.69     1.42         1.90         6.43        5.44          6.59
 054(2)  30.22    30.56         32.27         1.95     1.64         2.30        17.20       16.57         16.80
 055     15.57    16.99         20.02            -        -            -         6.28        7.70          7.14

 601     16.52    16.45         20.03         0.70     0.96         1.31        10.38        8.12          8.05

 501(3)   9.38     9.03          9.32         2.05     2.01         2.18         0.42        0.37          0.56
 502(3)  10.32     8.88         10.88         2.33     1.64         2.26         0.56        0.62          0.76
 503(3)  13.16    14.70         16.33         2.16     1.23         2.04         0.47        0.61          0.62

 525(3)  11.73    11.43         14.20         1.08     0.92         1.23         0.29        0.38          0.23
 526(3)  11.40    10.24         13.57         1.40     1.20         1.68         0.74        0.99          0.59
 527     11.85    12.18         10.87         1.81     1.52         2.10         1.31        1.74          0.94

 531(3)  11.54    11.15         11.78         1.70     1.41         1.98         1.12        1.50          0.81
 532(3)  11.12     8.30         13.33         0.30     0.21         0.37            -           -             -
 533(3)   3.79     5.31          8.37            -        -            -            -           -             -

* See Table 1 for a list of the full names of the Partnerships.

(1) Average production costs are reflected per barrel of oil equivalent or BOE using a ratio of 6 MCF to one barrel of oil.


(2) This Partnership pays a net profits royalty. The average oil and gas prices and production costs per equivalent barrel are higher than average market prices and costs due to the payment of net profits royalties. The payment of such royalties has no impact on the Partnership's net revenues or cash flows.

(3) This Partnership receives a net profits royalty. The average oil and gas prices and production costs per equivalent barrel are lower than the average market prices and costs due to the receipt of net profits royalties. The receipt of such royalties has no impact on the Partnership's net revenues or cash flows.

                                    TABLE 10
                        GROSS AND NET PRODUCTIVE ACREAGE
                           AND UNDEVELOPED ACREAGE (3)

                                                               Developed                   Developed
                                                            Working Interest (1)        Royalty Interest
                                                          ----------------------      ---------------------
                                                               Gross      Net           Gross       Net
                  PARTNERSHIP                                Acres (2)   Acres         Acres (2)    Acres
                                                          ----------------------      ---------------------

Enex Program I Partners, L.P.                                  27,588     1,686.01       61,079       1991.65

Enex Oil & Gas Income Program II-7, L.P.                      279,940       177.23      475,962        288.98
Enex Oil & Gas Income Program II-8, L.P.                      279,940       135.67      475,962        221.22
Enex Oil & Gas Income Program II-9, L.P.                      279,940        80.86      475,962        131.85
Enex Oil & Gas Income Program II-10, L.P.                     279,940       101.96      475,962        166.25

Enex Oil & Gas Income Program III- Series 1, L.P.             279,940        61.57      475,962        100.39
Enex Oil & Gas Income Program III- Series 2, L.P.             279,940        88.17      474,410        143.76
Enex Oil & Gas Income Program III- Series 3, L.P.             280,700       159.27      475,962        216.81
Enex Oil & Gas Income Program III- Series 4, L.P.               3,847        85.32          794          5.09
Enex Oil & Gas Income Program III- Series 5, L.P.              12,852     1,210.69           80          1.00
Enex Oil & Gas Income Program III- Series 6, L.P.              14,532     1,590.73        1,120          3.84
Enex Oil & Gas Income Program III- Series 7, L.P.              14,532     1,113.73        1,120          2.06
Enex Oil & Gas Income Program III- Series 8, L.P.              14,532       944.18        1,120          8.14

Enex Oil & Gas Income Program IV- Series 1, L.P.                5,584       570.84          643         11.14
Enex Oil & Gas Income Program IV- Series 2, L.P.                2,758       472.30        1,120          8.90
Enex Oil & Gas Income Program IV- Series 4, L.P.              281,006        43.91      475,962         49.10
Enex Oil & Gas Income Program IV- Series 5, L.P.              281,012       365.62      475,962         23.37
Enex Oil & Gas Income Program IV- Series 6, L.P.                1,072       259.36            -            -
Enex Oil & Gas Income Program IV- Series 7, L.P.               27,034       548.88        1,662          1.22

Enex Oil & Gas Income Program V- Series 1, L.P.                26,794       509.03        1,662          1.40
Enex Oil & Gas Income Program V- Series 2, L.P.                26,474       327.45        1,662          1.10
Enex Oil & Gas Income Program V- Series 3, L.P.                25,994       248.26        1,662          1.04
Enex Oil & Gas Income Program V- Series 4, L.P.                 5,791     1,398.80          320          0.10
Enex Oil & Gas Income Program V- Series 5, L.P.                 1,791     1,160.14        1,079         41.13

Enex Oil & Gas Income Program VI- Series 1, L.P.              280,219       167.35      475,991        128.50

Enex Income and Retirement Fund -  Series 1, L.P.             -         -                 6,161         70.76
Enex Income and Retirement Fund -  Series 2, L.P.             -         -                10,933        139.62
Enex Income and Retirement Fund -  Series 3, L.P.             -         -                54,603        202.13

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.       -         -                10,620        119.23
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.       -         -                10,430         94.81
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.       -         -                 9,548         73.28

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.       -         -                36,404        113.65
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.       -         -                27,656        247.84
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.       -         -                 4,311       1496.78
                                                          ------------  ----------    -----------  ------------

Totals  (4)                                                   370,079    13,507.33      558,154      6,106.14
                                                          ============  ==========    ===========  ============


See accompanying notes to Table 10 at A-13.
----------------------------------------------------------------

         NOTES TO TABLE 10 - ACREAGE SUMMARY TABLE

(1) Developed acres are acres spaced or assigned to productive wells.

(2) A gross acre is an acre in which an interest is owned. The number of gross acres is the total number of acres in which such interest is owned. A net working interest acre is deemed to exist when the sum of fractional ownership of working interests owned in gross acres equals one. The number of net working working interest acres is the sum of fractional working interests owned in gross acres expressed as whole numbers and fractions thereof. A net royalty acre is deemed to exist when the sum of fractional ownership of royalty interests owned in gross acres equals one. The number of net royalty acres is the sum of the fractional royalty interest owned in gross acres expressed as whole numbers and fractions thereof.


(3) Undeveloped acres are those lease acres on which wells have not been drilled or completed to a point that permits the production of commercial quantities of oil and gas, regardless of whether such acreage contains proved reserves. Enex Program I Partners, L.P. owns 16,400 Gross Undeveloped Royalty Acres and 780.90 Net Undeveloped Royalty Acres. No other limited partnership owns any undeveloped acreage.


(4) Totals for gross acres have been reduced to adjust for ownership by more than one Partnership.

                                    TABLE 11
                   GROSS AND NET PRODUCTIVE OIL AND GAS WELLS

                                                            Productive Oil Wells (1)     Productive Gas Wells (1)
                                                             Net Working       Net           Net Working    Net
                                                        Gross    Interest   Royalty    Gross   Interest   Royalty
PARTNERSHIP                                              Wells     Wells     Wells     Wells   Wells       Wells

Enex Program I Partners, L.P.                              131    9.181     0.545      562     3.759      16.978

Enex Oil & Gas Income Program II-7, L.P.                10,725    4.874     1.375      176     0.004       0.014
Enex Oil & Gas Income Program II-8, L.P.                10,725    3.731     1.052      176     0.003       0.011
Enex Oil & Gas Income Program II-9, L.P.                10,725    2.224     0.627      176     0.002       0.006
Enex Oil & Gas Income Program II-10, L.P.               10,725    2.804     0.791      176     0.002       0.008

Enex Oil & Gas Income Program III- Series 1, L.P.       10,725    1.693     0.478      176     0.001       0.005
Enex Oil & Gas Income Program III- Series 2, L.P.       10,725    2.424     0.684      176     0.002       0.007
Enex Oil & Gas Income Program III- Series 3, L.P.       10,738    3.929     1.031      189     0.003       0.011
Enex Oil & Gas Income Program III- Series 4, L.P.           11    0.462     0.016       11     0.133       0.076
Enex Oil & Gas Income Program III- Series 5, L.P.           61    3.285     0.125       17     1.260       0.000
Enex Oil & Gas Income Program III- Series 6, L.P.           67    4.470         -       24     1.733       0.012
Enex Oil & Gas Income Program III- Series 7, L.P.           67    3.070         -       24     1.209       0.006
Enex Oil & Gas Income Program III- Series 8, L.P.           67    4.062         -       24     1.037       0.025

Enex Oil & Gas Income Program IV- Series 1, L.P.            31    3.732         -       14     0.629       0.031
Enex Oil & Gas Income Program IV- Series 2, L.P.            17    3.120         -       10     0.425       0.024
Enex Oil & Gas Income Program IV- Series 4, L.P.        10,728    0.925     0.234      178     0.014       0.002
Enex Oil & Gas Income Program IV- Series 5, L.P.        10,738    2.161     0.111      177     0.410       0.001
Enex Oil & Gas Income Program IV- Series 6, L.P.             7    1.386         -        1     0.290       0.000
Enex Oil & Gas Income Program IV- Series 7, L.P.            92    3.290     0.006       35     0.989       0.530

Enex Oil & Gas Income Program V- Series 1, L.P.             89    2.958     0.007       32     0.939       0.604
Enex Oil & Gas Income Program V- Series 2, L.P.             39    1.793     0.006       32     0.646       0.477
Enex Oil & Gas Income Program V- Series 3, L.P.             39    1.693     0.005       29     0.229       0.451
Enex Oil & Gas Income Program V- Series 4, L.P.             63   16.934         -        7     1.094       0.003
Enex Oil & Gas Income Program V- Series 5, L.P.             47   16.829    0.654         -         -       0.000

Enex Oil & Gas Income Program VI- Series 1, L.P.         10,770  20.949    0.655       176     0.230       0.006

Enex Income and Retirement Fund -  Series 1, L.P.             7       -    0.128        33         -       0.227
Enex Income and Retirement Fund -  Series 2, L.P.             7       -    0.283        43         -       0.536
Enex Income and Retirement Fund -  Series 3, L.P.            23       -    0.583        33         -       1.271

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.       8       -    0.559       176         -       0.385
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.       5       -     0.35       176         -       0.825
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.       1       -    0.033       175         -       2.578

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.      39       -     0.27       199         -       3.003
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.      39       -    0.005        29         -       0.676
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.      63       -        -         -         -       0.347

Totals  (2)                                              11,226 121.979   10.613     1,094    15.043      29.136


(1) Productive wells are producing wells and wells capable of production, including shut-in wells. A gross well is a well in which an interest is held. The number of gross wells is the total number of wells in which an interest is owned. A net working interest (W.I.) well is deemed to exist when the sum of the fractional ownership interests in gross W.I. wells, equals one. The number of net W.I. wells is the sum of the fractional owned in gross W.I. wells, expressed as whole numbers and fractions thereof. A net royalty well is deemed to exist when the sum of gross royalty wells equals one. The number of net royalty wells is the sum of the fractional interests owned in gross royalty wells, expressed as whole numbers and fractions thereof.

(2) Totals for gross wells have been reduced to adjust for ownership by more than one Partnership.

                                    TABLE 12
                          Calculation of Exchange Value
                               As of September 30, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                            PARTNERSHIP *
                             ------------------------------------------------------------------------------------
Property Name:                100            207         208         209         210         301         302

     Dent                      $183,451
     Choate                     502,357
     Grass Island                49,769
     Blackhawk                    4,393
     Shell                      153,965
     Arnold & Woolf              94,945
     Second Bayou               357,121
     Schlensker                 148,093
     Esperance Point              8,712
     Lake Cocodrie              185,126
     East Seven Sisters         700,643
     HNG                      1,439,880
     Comite                       3,798
     Concord                               $754,281    $577,413     $344,145    $433,923    $262,041    $375,222
                             -----------  ----------  ----------  ----------- -----------  ---------- -----------
  Subtotal - Property         3,832,253     754,281     577,413      344,145     433,923     262,041     375,222

Cash & cash equivalents(2)      160,414      48,933      18,189       11,595      12,733       5,729      11,057

Accounts receivable    (2)      468,733      45,423      34,771       20,724      26,129      15,780      22,595

Other current assets   (2)      413,645       2,225       1,704        1,014       1,281         772       1,108
                             -----------  ----------  ----------  ----------- -----------  ---------- -----------

Subtotal - assets             4,875,045     850,862     632,077      377,478     474,066     284,322     409,982

Less:
Liabilities to third parties (2)222,598       6,309       4,836        2,875       3,625       2,194       3,139
                             -----------  ----------  ----------  ----------- -----------  ---------- -----------
Partnership Exchange Value    4,652,447     844,553     627,241      374,603     470,441     282,128     406,843

Less:
Liability to General Partner(2)  11,814       3,883      56,868       96,041      99,527     201,644     263,595

GP's Capital Balance (2)        973,491      37,630      26,277       28,069      27,800      50,821      59,593

Attributable to GP's
   revenue interest   (3)             -           -           -            -           -       6,254       9,019
                             -----------  ----------  ----------  ----------- -----------  ---------- -----------
Exchange value attributable
to Limited Partners           3,667,142     803,040     554,096      250,493     343,114      23,409      74,636
                             ===========  ==========  ==========  =========== ===========  ========== ===========
Exchange value per $500
   Interests                     $18.94      $90.54      $92.80       $80.58      $87.61       $7.86      $17.48
                             ===========  ==========  ==========  =========== ===========  ========== ===========

* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

(2) Per the Partnership's unaudited September 30,1996 balance sheets.

(3) Calculated in accordance with the existing Partnership Agreements, whereby net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain partnerships have such net revenues allocated 100% to the limited partners and certain other partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I.

                                    TABLE 12
                          Calculation of Exchange Value
                            As of September 30, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                                        PARTNERSHIP *
                             ----------------------------------------------------------------------------
Property Name:                    303         304        305        306        307       308       401

     Concord                   $566,902
     Larto Lake                   3,727
     Shana                                  $16,457
     Pecan Island                           188,207
     Corkscrew                               26,553    $79,656    $55,758    $39,828   $63,726
     Michigan                                           16,466     12,666     11,512    14,566   $10,519
     Enexco                                              6,246      7,809      5,577     2,676
     RIC                                                97,633    122,042     87,172    41,844
     Barnes Estate                                                 33,598     16,799    70,557    87,359
     Brighton                                                                                     25,915
                             -----------  ----------  --------- ----------  --------- ---------  --------
  Subtotal - Property           569,629     231,217    200,001    231,873    160,888   193,369   123,793

Cash & cash equivalents   (2)    21,311       2,687          -          -          -         -     1,307

Accounts receivable       (2)    34,021      23,588     42,419     38,873     27,709    40,851    16,343

Other current assets      (2)     2,562       4,344      3,656      3,490      2,490     3,110     1,297
                             -----------  ----------  --------- ----------  --------- ---------  --------

Subtotal - assets               627,523     261,836    246,076    274,236    191,087   237,330   142,740

Less:
Liabilities to third parties(2)  12,356      11,228     32,122     33,765     22,110    26,596     1,547
                             -----------  ----------  --------- ----------  --------- ---------  --------
Partnership Exchange Value      615,167     250,608    213,954    240,471    168,977   210,734   141,193

Less:
Liability to General Partner(2) 126,212     158,501    104,664     35,797     83,761    76,933    46,464

GP's Capital Balance      (2)    36,164      14,826     38,069     66,580     38,968    51,212    46,103

Attributable to GP's
   revenue interest       (3)    19,185       2,070      7,742      8,616      6,081     7,620     7,942
                             -----------  ----------  --------- ----------  --------- ---------  --------
Exchange value attributable
to Limited Partners             433,606      75,211     63,479    129,478     40,167    74,969    40,684
                             ===========  ==========  ========= ==========  ========= =========  ========
Exchange value per $500
   Interests                     $67.65      $13.90      $5.88     $20.42      $8.87    $10.42     $6.29
                             ===========  ==========  ========= ==========  ========= =========  ========

* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

(2) Per the Partnership's unaudited September 30,1996 balance sheets.

(3) Calculated in accordance with the existing Partnership Agreements, whereby net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain partnerships have such net revenues allocated 100% to the limited partners and certain other partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I.

                                    TABLE 12
                          Calculation of Exchange Value
                               As of September 30, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                     PARTNERSHIP *
                             -----------------------------------------------------------------------------
Property Name:                    402        404        405        406       407        051         052

     Barnes Estate              $67,199
     Bagley                       8,055
     Brighton                    11,661
     Concord                              $128,142    $61,002
     El Mac                                 23,085     30,187    $53,667    $7,203
     Speary                                           104,686     74,047
     Binger                                                                 40,478    $21,797
     FEC                                                                   182,216    207,726    $163,992
                             -----------  ---------  --------- ---------- --------- ----------  ----------
  Subtotal - Property            86,915    151,227    195,875    127,714   229,897    229,523     163,992

Cash & cash equivalents  (2)      4,479      5,913     42,262      5,808     3,543     11,061       1,598

Accounts receivable      (2)     15,111     12,904     64,214     29,440    40,490     56,202      20,043

Other current assets     (2)        529      6,062     20,781     13,341     3,717      4,186       1,777
                             -----------  ---------  --------- ---------- --------- ----------  ----------

Subtotal - assets               107,034    176,106    323,132    176,303   277,647    300,972     187,410

Less:
Liabilities to third parties(2)   1,375        562     42,365          -    25,763     37,914       4,217
                             -----------  ---------  --------- ---------- --------- ----------  ----------
Partnership Exchange Value      105,659    175,544    280,767    176,303   251,884    263,058     183,193

Less:
Liability to General Partner(2)  12,548     71,229      4,601     15,774         -          -      83,399

GP's Capital Balance      (2)    37,657      8,867     33,562     18,276    24,402     24,627       5,908

Attributable to GP's
   revenue interest       (3)     5,911      7,883     16,705     11,600    12,535     25,869      18,319
                             -----------  ---------  --------- ---------- --------- ----------  ----------
Exchange value attributable
to Limited Partners              49,543     87,565    225,899    130,653   214,947    212,562      75,567
                             ===========  =========  ========= ========== ========= ==========  ==========
Exchange value per $500
   Interests                     $10.03     $34.74     $49.53     $30.20    $42.81     $46.93      $25.42
                             ===========  =========  ========= ========== ========= ==========  ==========

* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

(2) Per the Partnership's unaudited September 30,1996 balance sheets.

(3) Calculated in accordance with the existing Partnership Agreements, whereby net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain partnerships have such net revenues allocated 100% to the limited partners and certain other partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I.

                                    TABLE 12
                          Calculation of Exchange Value
                               As of September 30, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                            PARTNERSHIP *
                               ----------------------------------------------------------------------------
Property Name:                     053        054        055        601       501        502        503

     FEC                         $154,883
     South Midway                           $397,907
     Charlotte                               385,797
     Muldoon                                           $586,850
     Concord                                                      $334,554
     McBride                                                       138,189
     Larto Lake                                                              $11,180
     Deal                                                                     81,213
     Shana                                                                    32,914    $32,914
     Pecan Island                                                             89,151    158,492    $59,433
     Corinne                                                                   4,747     16,619     17,212
     East Cameron                                                                        22,132     22,132
     Barnes Estate                                                                       16,799     43,678
     Rigney                                                                                          4,294
     Bagley                                                                                          4,227
                               ----------- ---------- ----------  ---------  --------  ---------  ---------
  Subtotal - Property             154,883    783,704    586,585    472,743   219,205    246,956    150,976

Cash & cash equivalents   (2)       1,990    105,664     17,307      5,415     6,500     17,983      4,022

Accounts receivable       (2)      18,927    124,698     46,336     41,172    15,430     26,063     28,526

Other current assets      (2)       1,679     10,201      2,847          -         -          -          -
                               ----------- ---------- ----------  ---------  --------  ---------  ---------

Subtotal - assets                 177,479  1,024,267    653,075    519,330   241,135    291,002    183,524

Less:
Liabilities to third parties (2)    3,985     97,192     31,553     30,501        13          6          2
                               ----------- ---------- ----------  ---------  --------  ---------  ---------
Partnership Exchange Value        173,494    927,075    621,522    488,829   241,122    290,996    183,522

Less:
Liability to General Partner (2)   40,077      4,096          -     72,051   125,631      3,486     45,600

GP's Capital Balance         (2)    5,943     28,602     25,273     19,195    11,704     12,490      8,836

Attributable to GP's
   revenue interest         (3)    17,349     92,707     60,019     48,922     2,508      3,040      3,195
                               ----------- ---------- ----------  ---------  --------  ---------  ---------
Exchange value attributable
to Limited Partners               110,125    801,670    536,230    348,661   101,279    271,980    125,891
                               =========== ========== ==========  =========  ========  =========  =========
Exchange value per $500
   Interests                       $54.51    $271.36    $217.67    $172.54    $37.02     $94.31     $42.14
                               =========== ========== ==========  =========  ========  =========  =========

* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

(2) Per the Partnership's unaudited September 30,1996 balance sheets.

(3) Calculated in accordance with the existing Partnership Agreements, whereby net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain partnerships have such net revenues allocated 100% to the limited partners and certain other partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I.

                                    TABLE 12
                          Calculation of Exchange Value
                               As of September 30, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                          PARTNERSHIP *
Property Name:                     525        526       527        531      532        533
                               ----------------------------------------------------------------
     El Mac                    $14,204
     Speary                     30,639    $20,428
     Baywood II                    780        834       $585
     Wardner Ranch              26,494     83,269    302,792   $344,425
     FEC                                                         24,600   $153,973
     Charlotte                                                                       $498,319
                              ----------- ---------- --------  ---------  --------  ---------
  Subtotal - Property           72,117    104,531    303,377    369,025    153,973    498,319

Cash & cash equivalents   (2)    4,840      5,610     24,862    16,071       3,458     38,236

Accounts receivable       (2)   15,597      9,299      8,218    11,720      17,621     49,199

Other current assets      (2)        -          -         -          -           -          -
                              ----------- ---------- --------  ---------  --------  ---------
Subtotal - assets                92,554   119,440    336,457   396,816     175,052    585,754

Less:
Liabilities to third parties(2)       6         4          3         3           4          -
                              ----------- ---------- --------  ---------  --------  ---------
Partnership Exchange Value       92,548   119,436    336,454   396,813     175,048    585,754

Less:
Liability to General Partner (2) 36,004    65,039      2,659     1,955      43,647         38

GP's Capital Balance       (2)    7,924     7,671     11,789    11,524       4,253      9,670

Attributable to GP's
   revenue interest      (3)      4,701     4,480     10,524    16,908      10,443     29,346
                              ----------- ---------- --------  ---------  --------  ---------
Exchange value attributable
to Limited Partners              43,919    42,246    311,482    366,426    116,705    546,700
                              =========== ========== ========  =========  ========  =========
Exchange value per $500
   Interests                     $19.09    $20.44    $100.84    $123.16     $57.77    $251.35
                              =========== ========== ========  =========  ========  =========

*  See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

(2) Per the Partnership's unaudited September 30,1996 balance sheets.

(3) Calculated in accordance with the existing Partnership Agreements, whereby net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain partnerships have such net revenues allocated 100% to the limited partners and certain other partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues" and Table I.

                                    TABLE 13

                       RATIO OF EARNINGS TO FIXED CHARGES


              For the nine
              months ended
             September 30,       For the Year Ended December 31,
Partnership*     1996           1995    1994    1993    1992    1991


100             -               -       35       (1)      8       8

207             -               568     -       -       -       -
208             -               368     -       -       -       -
209             -               344     -       -       -       -
210             -               353     -       -       -       -

301             -                11    (21)     (73)     13      (12)
302             -                19    (21)     (69)    (22)     (11)
303             -               -       -       -       -       -
304             -               -       -       -       -       -
305             -               -       -     (1,506)(3,111) (5,465)
306             -               -       -       (376)   (61)     (3)
307             -               -       -       (875)   (80)    (16)
308             -               -       -       (333)   (51)    (52)

401             -               -       -    (14,165)   (13)   (112)
402             -               -       -       (345)   (20)    (98)
404             -               -       -       -       -       -
405             -               -       11       (95)   -       -
406             -               -       50      (197)   -       -
407             -               -       -       -       -       -

051             -               -       -       -       -       -
052             -               -       -       -       -       -
053             -               -       -       -       -       -
054             -               -      119        18    -       -
055             -               -       -       -       -       -

601             (74)           (8)     (10)


501             -               -       -       -       -       -
502             -               -       -       -       -       -
503             -               -       -       -       -       -

525             -               -       -       -       -       -
526             -               -       -       -       -       -
527             -               -       -       -       -       -

531             -               -       -       -       -       -
532             -               -       -       -       -       -
533             -               -       -       -       -       -



*  See Table 1 for a list of the full names of the Partnerships.

                                    TABLE 14

                          HISTORICAL PRESENTMENT OFFERS

                                                       1995 (1)             1996 (1)
                                                  Presentment Offer     Presentment Offer
Partnership                                     Price per $500 unit   Price per $500 unit

Enex Program I Partners, L.P.                            $19.59          $20.78

Enex Oil & Gas Income Program II-7, L.P.                  41.96           77.26
Enex Oil & Gas Income Program II-8, L.P.                  36.95           70.92
Enex Oil & Gas Income Program II-9, L.P.                  21.08           58.79
Enex Oil & Gas Income Program II-10, L.P.                 26.51           64.39

Enex Oil & Gas Income Program III- Series 1, L.P.            -                -
Enex Oil & Gas Income Program III- Series 2, L.P.            -             5.16
Enex Oil & Gas Income Program III- Series 3, L.P.         23.42           49.00
Enex Oil & Gas Income Program III- Series 4, L.P.          3.44              -
Enex Oil & Gas Income Program III- Series 5, L.P.          8.84            5.48
Enex Oil & Gas Income Program III- Series 6, L.P.         18.03           19.97
Enex Oil & Gas Income Program III- Series 7, L.P.          8.45            9.54
Enex Oil & Gas Income Program III- Series 8, L.P.         19.16           10.87

Enex Oil & Gas Income Program IV- Series 1, L.P.           6.84            5.91
Enex Oil & Gas Income Program IV- Series 2, L.P.           9.12            8.55
Enex Oil & Gas Income Program IV- Series 4, L.P.          18.85           23.40
Enex Oil & Gas Income Program IV- Series 5, L.P.          23.66           39.87
Enex Oil & Gas Income Program IV- Series 6, L.P.           8.02           24.41
Enex Oil & Gas Income Program IV- Series 7, L.P.          32.20           48.69

Enex Oil & Gas Income Program V- Series 1, L.P.           41.81           51.58
Enex Oil & Gas Income Program V- Series 2, L.P.           23.05           25.57
Enex Oil & Gas Income Program V- Series 3, L.P.           45.11           53.25
Enex Oil & Gas Income Program V- Series 4, L.P.          181.08          242.51
Enex Oil & Gas Income Program V- Series 5, L.P.          162.11          217.92

Enex Oil & Gas Income Program VI- Series 1, L.P.         176.58          174.49

Enex Income and Retirement Fund -  Series 1, L.P.            -            26.47
Enex Income and Retirement Fund -  Series 2, L.P.         48.44           65.74
Enex Income and Retirement Fund -  Series 3, L.P.         21.43           31.18

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.    3.15           16.70
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.    4.03           17.34
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.   66.07           84.67

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.   81.95          102.80
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.   41.31           50.15
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.  208.32          196.54


1) The purchase price for such units were determined using reserve estimates from H.J. Gruy and Associates, Inc. as of January 1, discounted by 30% for risk and subject to subsequent distributions. Such a value does not purport to reflect the fair value of the Partnerships. See "THE CONSOLIDATED PARTNERSHIP
- Right of Presentment" for a description of the right of presentment provided by the Consolidated Partnership.

                                    TABLE 15
                    DIVERSIFICATION OF PARTNERSHIP INTERESTS

                                                      Gross     Gross
                                                     Working    Royalty     Gross        Gross
                                                     Interest   Interest   Productive  Productive   % of     % of
PRO FORMA                                             Acres     Acres      Oil Wells    Gas Wells    Oil      Gas

Pro forma Assumed Maximum Acceptance                  370,079    558,154      11,226      1,094     52.34%   47.66%
Pro forma Assumed Minimum Acceptance                  361,898    556,726      11,021      1,087     43.91%   56.09%

                  PARTNERSHIP (Historical)

Enex Program I Partners, L.P.                          27,588     61,079         131        562     37.78%   62.22%

Enex Oil & Gas Income Program II-7, L.P.              279,940    475,962      10,725        176     81.92%   18.08%
Enex Oil & Gas Income Program II-8, L.P.              279,940    475,962      10,725        176     81.92%   18.08%
Enex Oil & Gas Income Program II-9, L.P.              279,940    475,962      10,725        176     81.92%   18.08%
Enex Oil & Gas Income Program II-10, L.P.             279,940    475,962      10,725        176     81.92%   18.08%

Enex Oil & Gas Income Program III- Series 1, L.P.     279,940    475,962      10,725        176     81.92%   18.08%
Enex Oil & Gas Income Program III- Series 2, L.P.     279,940    474,410      10,725        176     81.92%   18.08%
Enex Oil & Gas Income Program III- Series 3, L.P.     280,700    475,962      10,738        189     82.07%   17.93%
Enex Oil & Gas Income Program III- Series 4, L.P.       3,847        794          11         11     30.50%   69.50%
Enex Oil & Gas Income Program III- Series 5, L.P.      12,852         80          61         17     82.43%   17.57%
Enex Oil & Gas Income Program III- Series 6, L.P.      14,532      1,120          67         24     67.41%   32.59%
Enex Oil & Gas Income Program III- Series 7, L.P.      14,532      1,120          67         24     69.86%   30.14%
Enex Oil & Gas Income Program III- Series 8, L.P.      14,532      1,120          67         24     62.49%   37.51%

Enex Oil & Gas Income Program IV- Series 1, L.P.        5,584        643          31         14     22.97%   77.03%
Enex Oil & Gas Income Program IV- Series 2, L.P.        2,758      1,120          17         10     22.97%   77.03%
Enex Oil & Gas Income Program IV- Series 4, L.P.       281,006   475,962      10,728        178     58.40%   41.60%
Enex Oil & Gas Income Program IV- Series 5, L.P.       281,012   475,962      10,738        177     41.37%   58.63%
Enex Oil & Gas Income Program IV- Series 6, L.P.         1,072         -           7          1     38.38%   61.62%
Enex Oil & Gas Income Program IV- Series 7, L.P.        27,034     1,662          92         35     35.54%   64.46%

Enex Oil & Gas Income Program V- Series 1, L.P.         26,794     1,662          89         32     30.87%   69.13%
Enex Oil & Gas Income Program V- Series 2, L.P.         26,474     1,662          39         32     23.26%   76.74%
Enex Oil & Gas Income Program V- Series 3, L.P.         25,994     1,662          39         29     23.27%   76.73%
Enex Oil & Gas Income Program V- Series 4, L.P.          5,791       320          63          7     63.13%   36.87%
Enex Oil & Gas Income Program V- Series 5, L.P.          1,791     1,079          47          -    100.00%    0.00%

Enex Oil & Gas Income Program VI- Series 1, L.P.       280,219   475,991      10,770        176     90.91%    9.09%

Enex Income and Retirement Fund -  Series 1, L.P.            -     6,161           7         33     18.59%    81.41%
Enex Income and Retirement Fund -  Series 2, L.P.            -    10,933           7         43     14.79%    85.21%
Enex Income and Retirement Fund -  Series 3, L.P.            -    54,603          23         33      9.29%    90.71%

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.      -    10,620           8        176     27.41%    72.59%
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.      -    10,430           5        176     12.74%    87.26%
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.      -     9,548           1        175      5.84%    94.16%

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.      -    36,404          39        199      7.66%    92.34%
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.      -    27,656          39         29     23.26%    76.74%
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.      -     4,311          63          -    100.00%     0.00%

Totals                                                 370,079   558,154      11,226      1,094

                                       Property Detail by Partnership

  Partnership    Property             Oil, Bbls        Gas, Mcf   Undiscounted $   Discounted $

      100       Dent
                  PDP                   4,177          235,430        $438,443        $293,636
                  PDNP                    166          103,593        $205,485         $73,117
                Choate
                  PDP                 362,687           13,092      $1,365,724        $865,019
                Grass Island
                  PDP                   5,945                          $52,898         $48,991
                  PDNP                 16,454                0        $172,371         $97,945
                Blackhawk
                  PDP                   6,871                          $19,280         $18,171
                Shell
                  PDP                  58,171           13,339        $366,986        $292,382
                Arnold & Woolf
                  PDP                  16,950          130,837        $244,358        $172,467
                  PDNP                                   8,760          13,738           2,435
                Second Bayou
                  PDP                   1,506          288,795        $621,156        $469,659
                  PDNP                  3,783          559,653      $1,883,190        $416,042
                Schlensker
                  PDP                     167          230,216        $339,059        $261,378
                Esperance Point
                  PDP                   1,889                          $30,897         $27,515
                Lake Cocodrie
                  PDP                  41,033                         $472,254        $336,226
                E. Seven Sisters
                  PDP                       0          519,205        $899,051        $465,561
                  PDNP                                 815,933      $1,654,599        $629,281
                HNG
                  PDP                     942        1,918,926      $4,149,777      $2,210,054
                  PDNP                                   2,587           5,048           3,381
                Comite
                  PDP                     141           10,863          $9,333          $7,803
      207       Concord
                  PDP                 124,649          156,593      $2,211,478      $1,275,891
                  PDNP                                   7,398         $12,022          $8,798
      208       Concord
                  PDP                  95,421          119,874      $1,692,917        $976,712
                  PDNP                                   5,663          $9,203          $6,735
      209       Concord
                  PDP                  56,872           71,447      $1,009,001        $582,133
                  PDNP                                   3,376          $5,485          $4,014
      210       Concord
                  PDP                  71,708           90,085      $1,272,219        $733,994
                  PDNP                                   4,256          $6,916          $5,061
      301       Concord
                  PDP                  43,304           54,401        $768,281        $443,252
                  PDNP                                   2,570          $4,176          $3,056

See Table 1 for a list of the full name of the partnership.

 Partnership    Property             Oil, Bbls        Gas, Mcf   Undiscounted $   Discounted $

      302       Concord
                  PDP                  62,008           77,898      $1,100,115        $634,700
                  PDNP                                   3,680          $5,980          $4,376
      303       Concord
                  PDP                  93,519          117,485      $1,659,171        $957,242
                  PDNP                                   5,551          $9,019          $6,600
                Larto Lake
                  PDP                     962                           $9,335          $8,209
      304       Shana
                  PDP                   2,139            5,603         $27,840         $23,593
                  PDNP                    605                0          $9,609          $6,502
                Pecan Island
                  PDP                      32            3,237          $6,856          $5,934
                  PDNP                  6,975          366,852      $1,258,094        $370,610
                Corkscrew
                  PDP                  16,996                0         $63,905         $48,250
      305       Corkscrew
                  PDP                  50,987                0        $191,716        $144,749
                Michigan
                  PDP                   3,199            8,514         $39,502         $32,119
                Enexco
                  PDP                      85           16,765         $16,029         $13,683
                RIC
                  PDP                  21,141           68,145        $246,854        $173,670
      306       Corkscrew
                  PDP                  35,691                0        $134,201        $101,324
                Michigan
                  PDP                   2,461            6,549         $30,386         $24,707
                Enexco
                  PDP                     106           20,956         $20,036         $17,104
                RIC
                  PDP                  26,426           85,181        $308,567        $217,088
                Barnes Estate
                  PDP                     156           38,128         $51,749         $42,529
                  PDNP                    227           29,200         $48,458         $32,843
      307       Corkscrew
                  PDP                  25,493                0         $95,858         $72,375
                Michigan
                  PDP                   2,237            5,953         $27,619         $22,457
                Enexco
                  PDP                      76           14,969         $14,312         $12,217
                RIC
                  PDP                  18,876           60,844        $220,405        $155,063
                Barnes Estate
                  PDP                      78           19,064         $25,874         $21,265
                  PDNP                    113           14,600         $24,229         $16,421

See Table 1 for a list of the full name of the partnership.

 Partnership    Property             Oil, Bbls        Gas, Mcf   Undiscounted $   Discounted $
      308       Corkscrew
                  PDP                  40,789                0        $153,373        $115,799
                Michigan
                  PDP                   2,830            7,532         $34,944         $28,413

                Enexco
                  PDP                      36            7,185          $6,870          $5,864
                RIC
                  PDP                   9,060           29,205        $105,794         $74,430
                Barnes Estate
                  PDP                     328           80,069        $108,673         $89,312
                  PDNP                    476           61,320        $101,762         $68,969
      401       Michigan
                  PDP                   2,044            5,440         $25,239         $20,522
                Barnes Estate
                  PDP                     407           99,133        $134,547        $110,576
                  PDNP                    589           75,920        $125,991         $85,391
                Brighton
                  PDP                   4,350                0         $62,688         $50,149
      402       Barnes Estate
                  PDP                     313           76,256        $103,498         $85,059
                  PDNP                    453           58,400         $96,916         $65,685
                Bagley
                  PDP                   2,065            5,059         $23,878         $21,609
                Brighton
                  PDP                   1,957                0         $28,209         $22,567
      404       Concord
                  PDP                  21,176           26,603        $375,704        $216,759
                  PDNP                                   1,257          $2,042          $1,495
                Elmac
                  PDP                   3,599            7,759         $59,099         $43,914
      405       Concord
                  PDP                  10,081           12,664        $178,853        $103,187
                  PDNP                                     598            $972            $712
                Elmac
                  PDP                   4,706           10,147         $77,282         $57,425
                Speary
                  PDP                  11,849          202,649        $244,809        $197,397
      406       Elmac
                  PDP                   8,367           18,040        $137,402        $102,098
                Speary
                  PDP                   8,381          143,337        $173,158        $139,622

See Table 1 for a list of the full name of the partnership.

 Partnership    Property             Oil, Bbls        Gas, Mcf   Undiscounted $   Discounted $
     407       Elmac
                  PDP                   1,123            2,421         $18,441         $13,703
                Binger
                  PDP                  31,242          212,315        $109,520         $79,390
                FEC
                  PDP                  15,233          204,681        $336,659        $262,715
                  PDNP                    645           99,614        $177,885          60,517
      051       Binger
                  PDP                  16,823          114,324         $58,973         $42,749
                FEC
                  PDP                  17,366          233,337        $383,791        $299,495
                  PDNP                    735          113,560         202,789          68,990
      052       FEC
                  PDP                  13,710          184,213        $302,993        $236,443
                  PDNP                    580           89,652         160,097          54,466
      053       FEC
                  PDP                  12,948          173,979        $286,160        $223,308
                  PDNP                    548           84,672         151,203          51,440
      054       South Midway
                  PDP                  12,879          595,570      $1,252,311        $683,075
                  PDNP                  3,455           53,618         204,267          11,966
               Charolotte
                  PDP                 170,670                0      $1,105,805        $644,936
      055       Muldoon
                  PDP                 103,397                0      $1,291,212        $956,061
                  PUD                  14,625                0        $161,852        $110,651
      601       Concord
                  PDP                  55,287           69,455        $980,879        $565,909
                  PDNP                                   3,281          $5,332          $3,902
                McBride
                  PDP                  93,372                0        $584,388        $474,949
                  PUD                  19,802                0        $153,601         $93,293
      501       Larto Lake
                  PDP                   2,887                0         $28,006         $24,629
                Shana
                  PDP                   4,279           11,206         $55,679         $47,186
                  PDNP                  1,211                0         $19,218         $13,003
                Pecan Island
                  PDP                      15            1,533          $3,247          $2,811
                  PDNP                                 173,772        $595,939        $175,552
                Deal
                  PDP                     279          121,384        $325,835        $136,335
                Corinne
                  PDP                       0            7,190         $10,820          $8,176
      502       Shana
                  PDP                   4,279           11,206         $55,679         $47,186
                  PDNP                  1,211                0         $19,218         $13,003
                Pecan Island
                  PDP                      27            2,726          $5,773          $4,997
                  PDNP                                 308,928      $1,059,447        $312,093
                Barnes Estate
                  PDP                      78           19,064         $25,874         $21,265
                  PDNP                                  14,600         $24,229         $16,421
                Corinne
                  PDP                       0           25,165         $37,869         $28,616
                East Cameron
                  PDP                     218           24,884         $51,328         $43,412

See Table 1 for a list of the full name of the partnership.

 Partnership    Property             Oil, Bbls        Gas, Mcf   Undiscounted $   Discounted $

      503       Pecan Island
                  PDP                      10            1,022          $2,165          $1,874
                  PDNP                                 115,848        $397,293        $117,035
                Barnes Estate
                  PDP                     203           49,567         $67,274         $55,288
                  PDNP                                  37,960         $62,995         $42,695
                Bagley
                  PDP                   1,084            2,656         $12,536         $11,345
                Corinne
                  PDP                       0           26,063         $39,222         $29,638
                East Cameron
                  PDP                     218           24,884         $51,328         $43,412
                Rigney
                  PDP                     467              428          $9,808          $7,288
      525       Elmac
                  PDP                   2,214            4,775         $36,366         $27,022
                Speary
                  PDP                   3,468           59,312         $71,652         $57,775
                Baywood II
                  PDP                      83              777          $2,441          $2,248
                Wardner Ranch
                  PDP                     324           31,920         $93,578         $45,280
      526       Speary
                  PDP                   2,312           39,541         $47,768         $38,516
                Baywood II
                  PDP                      89              833          $2,616          $2,408
                Wardner Ranch
                  PDP                   1,020          100,320        $294,101        $142,309
      527       Baywood II
                  PDP                      63              583          $1,831          $1,686
                Wardner Ranch
                  PDP                   3,708          364,799      $1,069,459        $517,487
      531       FEC
                  PDP                   2,056           27,632         $45,449         $35,466
                  PDNP                     87           13,448          24,015           8,170
                Wardner Ranch
                  PDP                   4,218          414,959      $1,216,509        $588,641
      532       FEC
                  PDP                  12,872          172,956        $284,477        $221,994
                  PDNP                    545           84,174         150,313          51,137
     533       Charolotte
                  PDP                 220,448                0      $1,428,331        $833,042

Table 1 for a list of the full name of the partnership.

                                    TABLE 17


                             ALLOCATED G&A EXPENSES

                                                             Nine Months Ended      Year Ended
                                                              September 30,         December 31,
                                                                           ------------------------
                           Partnership                            1996          1995         1994
                                                             ------------  -----------  -----------

Enex Program I Partners, L.P.                                 $580,791      $766,060     $862,364

Enex Oil & Gas Income Program II-7, L.P.                        27,704        29,430       35,086
Enex Oil & Gas Income Program II-8, L.P.                        24,042        25,183       28,915
Enex Oil & Gas Income Program II-9, L.P.                        19,243        18,704       20,761
Enex Oil & Gas Income Program II-10, L.P.                       21,075        21,179       23,897

Enex Oil & Gas Income Program III- Series 1, L.P.               16,148        16,938       18,816
Enex Oil & Gas Income Program III- Series 2, L.P.               18,897        20,649       23,458
Enex Oil & Gas Income Program III- Series 3, L.P.               20,703        32,263       38,047
Enex Oil & Gas Income Program III- Series 4, L.P.               15,129        24,736       28,539
Enex Oil & Gas Income Program III- Series 5, L.P.               25,571        38,835       46,296
Enex Oil & Gas Income Program III- Series 6, L.P.               26,748        40,423       48,249
Enex Oil & Gas Income Program III- Series 7, L.P.               22,271        34,385       40,737
Enex Oil & Gas Income Program III- Series 8, L.P.               20,074        31,567       37,002

Enex Oil & Gas Income Program IV- Series 1, L.P.                15,374        20,738       24,853
Enex Oil & Gas Income Program IV- Series 2, L.P.                13,018        17,560       20,858
Enex Oil & Gas Income Program IV- Series 4, L.P.                12,076        16,284       19,208
Enex Oil & Gas Income Program IV- Series 5, L.P.                12,154        16,483       19,427
Enex Oil & Gas Income Program IV- Series 6, L.P.                12,860        16,306       17,256
Enex Oil & Gas Income Program IV- Series 7, L.P.                25,425        34,303       41,867

Enex Oil & Gas Income Program V- Series 1, L.P.                 24,193        33,731       45,603
Enex Oil & Gas Income Program V- Series 2, L.P.                 18,620        26,203       36,095
Enex Oil & Gas Income Program V- Series 3, L.P.                 17,677        24,932       34,531
Enex Oil & Gas Income Program V- Series 4, L.P.                 27,649        50,107       38,360
Enex Oil & Gas Income Program V- Series 5, L.P.                 37,303        66,957       56,286

Enex Oil & Gas Income Program VI- Series 1, L.P.                16,090        21,338       52,890

Enex Income and Retirement Fund -  Series 1, L.P.               17,174        24,601       30,608
Enex Income and Retirement Fund -  Series 2, L.P.               18,978        27,037       33,690
Enex Income and Retirement Fund -  Series 3, L.P.               19,606        27,885       34,731

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.          7,123         9,047        9,733
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.          7,280         9,315        9,992
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.          9,713        11,536       10,776

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.          8,932        12,551       18,022
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.         14,020        21,513       29,721
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.         26,269        25,359       19,714

                                    Table 18
                 Enex Oil & Gas Income Program I Partners, L.P.

                                                 Units of              Aggregate
                                            Limited Partnership        Amount                   Purchase
         Quarter Ending                          Interests              Paid                    Price/Unit (1)
         --------------                    -----------------------    ------------              --------------

         March 31, 1994                          4,268.92            $  154,652.88              $    36.23
         June 30, 1994                            7382.54            $  263,201.48              $    35.65
         September 30, 1994                        742.00            $   27,201.55              $    36.66
         December 31, 1994                       8,605.56            $  304,963.47              $    35.44
         March 31, 1995                                 0            $     0.00                 $     0.00
         June 30, 1995                           1,038.64            $   27,165.02              $    26.15
         September 30, 1995                        326.28            $    7,846.83              $    24.05
         December 31, 1995                         401.77            $    8,396.88              $    20.90
         March 31, 1996                             75.96            $    1,618.99              $    21.31
         June 30, 1996                           1,436.81            $   30,758.45              $    21.41
         September 30, 1996                        837.55            $   17,889.19              $    21.36
         December 31, 1996                         289.84            $    5,922.24              $    20.43

               Enex Oil and Gas Income Program II, Series 7, L.P.

                                                 Units of             Aggregate
                                            Limited Partnership        Amount                   Purchase
         Quarter Ending                           Interests             Paid                  Price/Unit (1)
         --------------                     --------------------------------------            --------------

         March 31, 1994                            251.65            $   11,792.62              $    46.86
         June 30, 1994                             550.60            $   25,956.16              $    47.14
         September 30, 1994                         20.00            $      859.17              $    42.96
         December 31, 1994                         376.33            $   15,411.21              $    40.95
         March 31, 1995                                 0            $     0.00                 $     0.00
         June 30, 1995                              99.70            $    4,798.44              $    48.13
         September 30, 1995                         64.40            $    3,149.36              $    48.90
         December 31, 1995                           4.00            $      199.23              $    49.81
         March 31, 1996                             20.00            $     881.12               $    44.06
         June 30, 1996                              74.00            $    6,125.42              $    82.78
         September 30, 1996                         94.80            $    7,592.09              $    80.09
         December 31, 1996                          40.00            $    3,131.88              $    78.30

               Enex Oil and Gas Income Program II, Series 8, L.P.

                                                 Units of                Aggregate
                                            Limited Partnership           Amount                   Purchase
         Quarter Ending                           Interests              Paid                  Price/Unit (1)
         --------------                     ---------------------------------------            --------------

         March 31, 1994                            127.35            $    5,247.68              $    41.21
         June 30, 1994                             299.74            $   12,190.95              $    40.67
         September 30, 1994                          2.90            $      120.79              $    41.65
         December 31, 1994                         223.95            $    7,685.50              $    34.32
         March 31, 1995                                 0            $     0.00                 $     0.00
         June 30, 1995                             111.22            $    4,946.48              $    44.47
         September 30, 1995                         54.45            $    2,340.74              $    42.99
         December 31, 1995                           5.26            $      230.52              $    43.83
         March 31, 1996                              6.44            $      259.15              $    40.24
         June 30, 1996                             133.64            $   10,347.19              $    77.43
         September 30, 1996                         55.99            $    4,335.05              $    77.43
         December 31, 1996                          10.92            $      796.83              $    72.97

                                      A-27



                                Table 18 (cont'd)


               Enex Oil and Gas Income Program II, Series 9, L.P.

                                                  Units of                  Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                          Interests                   Paid              Price/Unit (1)
         --------------                    -----------------------         --------            --------------

         March 31, 1994                             16.07              $    508.95              $    31.67
         June 30, 1994                             106.96              $  2,879.17              $    26.92
         September 30, 1994                          2.50              $     66.31              $    26.52
         December 31, 1994                          51.22              $  1,010.05              $    19.72
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               7.66              $    210.10              $    27.43
         September 30, 1995                         97.81              $  2,619.94              $    26.79
         December 31, 1995                           9.27              $    239.75              $    25.86
         March 31, 1996                              2.58              $     63.63              $    24.66
         June 30, 1996                              41.07              $  2,724.68              $    66.34
         September 30, 1996                         53.47              $  3,318.06              $    62.05
         December 31, 1996                           1.03              $     63.82              $    61.96

               Enex Oil and Gas Income Program II, Series 10, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                  Paid              Price/Unit (1)
         --------------                     -----------------------        --------            --------------

         March 31, 1994                             26.98              $  1,070.27              $    39.67
         June 30, 1994                              84.08              $  2,532.63              $    30.12
         September 30, 1994                          3.72              $    108.33              $    29.12
         December 31, 1994                          94.43              $  2,170.92              $    22.99
         March 31, 1995                                 0              $     0.00               $     0.00
         June 30, 1995                              24.88              $    764.27              $    30.72
         September 30, 1995                         11.14              $    372.82              $    33.47
         December 31, 1995                          25.45              $    776.60              $    30.51
         March 31, 1996                              3.42              $     104.52             $    30.56
         June 30, 1996                              78.27              $  5,593.97              $    71.47
         September 30, 1996                         49.15              $  3,422.78              $    69.64
         December 31, 1996                          20.70              $  1,312.17              $    63.39

                Enex Oil & Gas Income Program III Series 1, L.P.

                                                 Units of                              Aggregate
                                            Limited Partnership         Amount         Purchase
         Quarter Ending                           Interests              Paid          Price/Unit (1)
         --------------                     -----------------------    --------        --------------

         March 31, 1994                             10.37              $     11.96              $    1.15
         June 30, 1994                              39.88              $      0.00              $     0.00
         September 30, 1994                          1.08              $      0.00              $     0.00
         December 31, 1994                         132.19              $      0.00              $     0.00
         March 31, 1995                                 0              $     0.00               $     0.00
         June 30, 1995                               1.23              $      0.00              $     0.00
         September 30, 1995                          8.89              $      0.00              $     0.00
         December 31, 1995                           2.04              $      0.00              $     0.00
         March 31, 1996                              1.21              $      0.00              $     0.00
         June 30, 1996                              13.40              $     68.13              $     5.08
         September 30, 1996                         53.93              $    250.21              $     4.64

                                      A-28



                                Table 18 (cont'd)

         December 31, 1996                           1.02              $      0.00              $     0.00


               Enex Oil and Gas Income Program III, Series 2, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                  Paid              Price/Unit (1)
         --------------                     ------------------------------ --------            --------------

         March 31, 1994                             10.22              $     29.45              $     2.88
         June 30, 1994                             131.42              $      0.00              $     0.00
         September 30, 1994                          1.72              $      0.00              $     0.00
         December 31, 1994                         151.00              $      0.00              $     0.00
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              64.49              $      0.00              $     0.00
         September 30, 1995                         34.18              $      0.00              $     0.00
         December 31, 1995                           1.97              $      0.00              $     0.00
         March 31, 1996                              1.34              $      0.00              $     0.00
         June 30, 1996                              72.35              $  1,040.69              $    14.38
         September 30, 1996                         44.58              $    630.36              $    14.14
         December 31, 1996                          27.41              $    141.01              $     5.14

               Enex Oil and Gas Income Program III, Series 3, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                          Interests                   Paid              Price/Unit (1)
         --------------                    -----------------------         --------            --------------

         March 31, 1994                             70.97              $  2,312.05              $    32.58
         June 30, 1994                             231.14              $  7,399.00              $    32.01
         September 30, 1994                          1.30              $     42.84              $    32.95
         December 31, 1994                         152.65              $  4,061.63              $    26.61
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              42.14              $  1,276.38              $    30.29
         September 30, 1995                         28.47              $    868.25              $    30.50
         December 31, 1995                          22.15              $    612.25              $    27.64
         March 31, 1996                             21.09              $    546.73              $    25.92
         June 30, 1996                             236.54              $ 15,450.49              $    65.32
         September 30, 1996                         99.48              $  5,381.07              $    54.09
         December 31, 1996                           1.38              $     74.99              $    54.34

                Enex Oil & Gas Income Program III Series 4, L.P.

                                                 Units of                                  Aggregate
                                            Limited Partnership          Amount              Purchase
         Quarter Ending                           Interests              Paid             Price/Unit (1)
         --------------                     -----------------------    --------           --------------

         March 31, 1994                             91.00              $  2,488.76              $    27.35
         June 30, 1994                             258.79              $  6,963.34              $    26.91
         September 30, 1994                          7.64              $    212.18              $    27.77
         December 31, 1994                          71.01              $  1,668.06              $    23.49
         March 31, 1995                                 0              $     0.00               $     0.00
         June 30, 1995                              10.00              $     34.30              $     3.43
         September 30, 1995                         12.00              $     41.16              $     3.43
         December 31, 1995                          20.00              $     68.60              $     3.43
         March 31, 1996                                 0              $     0.00               $     0.00

                                      A-29



                                Table 18 (cont'd)

         June 30, 1996                             256.38              $  3,412.14              $    13.31
         September 30, 1996                         65.00              $    465.82              $     7.17
         December 31, 1996                              0              $      0.00              $     0.00

                Enex Oil & Gas Income Program III Series 5, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                 Paid              Price/Unit (1)
         --------------                     -----------------------       --------            --------------

         March 31, 1994                             77.52              $     775.66             $    10.01
         June 30, 1994                             326.50              $   2,135.12             $     6.54
         September 30, 1994                         45.55              $     222.27             $     4.88
         December 31, 1994                         194.90              $     407.71             $     2.09
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              63.16              $     588.97             $     9.33
         September 30, 1995                         41.07              $     391.66             $     9.54
         December 31, 1995                          55.66              $     564.66             $    10.14
         March 31, 1996                             21.00              $     197.25             $     9.39
         June 30, 1996                             123.32              $   1,156.47             $     9.38
         September 30, 1996                         83.24              $     718.85             $     8.64
         December 31, 1996                          18.11              $     107.97             $     5.96

               Enex Oil and Gas Income Program III, Series 6, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                          Interests                   Paid              Price/Unit (1)
         --------------                    -----------------------         --------            --------------

         March 31, 1994                             26.27              $    850.04              $    32.36
         June 30, 1994                             246.60              $  7,277.62              $    29.51
         September 30, 1994                         20.97              $    583.98              $    27.85
         December 31, 1994                         137.33              $  3,005.15              $    21.88
         March 31, 1995                                 0              $     0.00               $     0.00
         June 30, 1995                              36.27              $    735.63              $    20.28
         September 30, 1995                         31.14              $    621.75              $    19.97
         December 31, 1995                          42.66              $    819.90              $    19.22
         March 31, 1996                              5.28              $    102.79              $    19.47
         June 30, 1996                             142.41              $  3,849.02              $    27.03
         September 30, 1996                         69.40              $  1,866.69              $    26.90
         December 31, 1996                          56.64              $  1,160.92              $    20.50

               Enex Oil and Gas Income Program III, Series 7, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                 Paid              Price/Unit (1)
         --------------                     -----------------------       --------            --------------

         March 31, 1994                             31.92              $    587.57              $    18.41
         June 30, 1994                             149.72              $  2,600.52              $    17.37
         September 30, 1994                         21.59              $    346.02              $    16.03
         December 31, 1994                          17.04              $    192.46              $    11.29
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               1.68              $     19.35              $    11.52
         September 30, 1995                          9.28              $    102.03              $    10.99
         December 31, 1995                          12.15              $    117.07              $     9.64

                                      A-30



                                Table 18 (cont'd)

         March 31, 1996                               .90              $      9.19              $    10.21
         June 30, 1996                              77.04              $  1,252.84              $    16.26
         September 30, 1996                         40.67              $    651.99              $    16.03
         December 31, 1996                           2.29              $     24.68              $    10.78

               Enex Oil and Gas Income Program III, Series 8, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             84.21              $  3,381.67              $    40.16
         June 30, 1994                             257.86              $ 10,295.83              $    39.93
         September 30, 1994                         51.89              $  1,999.30              $    38.53
         December 31, 1994                         198.27              $  6,634.69              $    33.46
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              33.41              $    638.04              $    19.10
         September 30, 1995                          5.66              $    116.20              $    20.53
         December 31, 1995                          79.49              $  1,517.01              $    19.08
         March 31, 1996                             21.19              $    405.15              $    19.12
         June 30, 1996                             138.10              $  2,341.17              $    16.95
         September 30, 1996                         90.18              $  1,413.27              $    15.67
         December 31, 1996                           2.32              $     28.05              $    12.09

               Enex Oil and Gas Income Program IV, Series 1, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                 Paid              Price/Unit (1)
         --------------                     -----------------------       --------            --------------

         March 31, 1994                             23.66              $  1,358.45              $    57.42
         June 30, 1994                              96.16              $  5,292.83              $    55.04
         September 30, 1994                          1.02              $     54.44              $    53.37
         December 31, 1994                         435.43              $ 20,127.15              $    46.22
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               1.57              $     11.48              $     7.31
         September 30, 1995                          5.46              $     39.11              $     7.16
         December 31, 1995                          26.00              $    177.70              $     6.83
         March 31, 1996                              1.06              $      7.79              $     7.35
         June 30, 1996                              84.06              $    973.07              $    11.58
         September 30, 1996                         47.40              $    438.52              $     9.25
         December 31, 1996                          40.93              $    256.22              $     6.26

                 Enex Oil & Gas Income Program IV Series 2, L.P.

                                                 Units of                                Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests                  Paid          Price/Unit (1)
         --------------                     -----------------------        --------        --------------

         March 31, 1994                             21.09              $  1,164.31              $    55.21
         June 30, 1994                             145.69              $  8,032.26              $    55.13
         September 30, 1994                          7.45              $    393.15              $    52.77
         December 31, 1994                         173.89              $  8,144.78              $    46.84
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              41.35              $    374.93              $     9.07
         September 30, 1995                          7.98              $     74.25              $     9.30

                                      A-31



                                Table 18 (cont'd)

         December 31, 1995                           2.88              $     28.03              $     9.73
         March 31, 1996                              5.01              $     46.01              $     9.18
         June 30, 1996                              76.36              $    969.74              $    12.70
         September 30, 1996                         24.37              $    310.02              $    12.72
         December 31, 1996                           4.22              $     37.57              $     8.90

               Enex Oil and Gas Income Program IV, Series 4, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                          Interests                   Paid              Price/Unit (1)
         --------------                    ------------------------------- --------            --------------

         March 31, 1994                             71.22              $  2,299.67              $    32.29
         June 30, 1994                              48.71              $  1,599.65              $    32.84
         September 30, 1994                           .26              $      9.71              $    37.35
         December 31, 1994                          27.53              $    754.66              $    27.41
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                .39              $      9.63              $    24.69
         September 30, 1995                          2.46              $     60.72              $    24.68
         December 31, 1995                           1.73              $     37.95              $    21.94
         March 31, 1996                               .45              $     9.95               $    22.11
         June 30, 1996                              21.83              $    722.05              $    33.08
         September 30, 1996                          8.03              $    261.99              $    32.63
         December 31, 1996                              0              $      0.00              $     0.00

               Enex Oil and Gas Income Program IV, Series 5, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             60.39              $  1,979.54              $    32.78
         June 30, 1994                             110.06              $  3,550.48              $    32.26
         September 30, 1994                           .33              $      7.79              $    23.61
         December 31, 1994                          20.92              $    525.27              $    25.11
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               1.20              $     37.65              $    31.38
         September 30, 1995                          3.19              $    100.23              $    31.42
         December 31, 1995                            .94              $     25.61              $    27.24
         March 31, 1996                             21.47              $    551.94              $    25.71
         June 30, 1996                              20.21              $  1,086.02              $    53.74
         September 30, 1996                         78.78              $  2,228.23              $    28.28
         December 31, 1996                              0              $      0.00              $     0.00

                 Enex Oil & Gas Income Program IV Series 6, L.P.

                                                 Units of                Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests              Paid          Price/Unit (1)
         --------------                     -----------------------    --------        --------------

         March 31, 1994                              2.56              $     36.83              $    14.39
         June 30, 1994                              85.37              $  1,135.03              $    13.30
         September 30, 1994                           .22              $      4.40              $    20.00
         December 31, 1994                          10.43              $     68.92              $     6.61
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               1.82              $     26.21              $    14.40

                                      A-32



                                Table 18 (cont'd)

         September 30, 1995                          2.54              $     36.05              $    14.19
         December 31, 1995                           1.88              $     22.67              $    12.06
         March 31, 1996                               .33              $      3.50              $    10.61
         June 30, 1996                               8.72              $    301.12              $    34.53
         September 30, 1996                          8.86              $    293.45              $    33.12
         December 31, 1996                              0              $      0.00              $     0.00

                 Enex Oil & Gas Income Program IV Series 7, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                            Interests                Paid              Price/Unit (1)
         --------------                      -----------------------      --------            --------------

         March 31, 1994                             45.90              $  4,003.56              $    87.22
         June 30, 1994                             166.42              $ 14,285.94              $    85.84
         September 30, 1994                           .36              $      29.20             $    81.11
         December 31, 1994                          76.79              $   6,005.34             $    78.20
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              51.18              $   1,982.60             $    38.74
         September 30, 1995                          2.70              $     112.02             $    41.49
         December 31, 1995                          81.75              $  3,025.85              $    37.01
         March 31, 1996                                      1.37      $      50.06             $    36.54
         June 30, 1996                               7.58              $     452.00             $    59.63
         September 30, 1996                         19.19              $   1,089.14             $    56.76
         December 31, 1996                            .32              $     16.73              $    52.28

                Enex Oil and Gas Income Program V, Series 1, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                              1.94              $     216.86             $   111.78
         June 30, 1994                              10.17              $   1,077.96             $   105.99
         September 30, 1994                             0              $       0.00             $     0.00
         December 31, 1994                         296.80              $  28,762.89             $    96.91
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                         38.02              $  1,693.44              $    44.54
         December 31, 1995                           7.46              $    333.84              $    44.75
         March 31, 1996                              1.14              $     52.41              $    45.97
         June 30, 1996                              29.44              $  1,817.51              $    61.74
         September 30, 1996                          9.05              $    520.94              $    57.56
         December 31, 1996                              0              $      0.00              $     0.00

                Enex Oil and Gas Income Program V, Series 2, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                              2.13              $    235.16              $   110.40
         June 30, 1994                              14.59              $  1,616.58              $   110.80
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          10.49              $  1,032.81              $    98.46
         March 31, 1995                                 0              $      0.00              $     0.00

                                      A-33



                                Table 18 (cont'd)

         June 30, 1995                               1.06              $     30.47              $    28.75
         September 30, 1995                          2.84              $     80.92              $    28.49
         December 31, 1995                          11.20              $    287.86              $    25.70
         March 31, 1996                               .92              $     24.16              $    26.26
         June 30, 1996                              17.16              $    618.87              $    36.06
         September 30, 1996                         22.11              $    776.41              $    35.12
         December 31, 1996                              0              $      0.00              $     0.00

                Enex Oil and Gas Income Program V, Series 3, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             24.84              $  3,161.28              $   127.27
         June 30, 1994                              17.59              $  2,505.26              $   142.43
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          12.81              $  1,702.29              $   132.89
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                               1.20              $     62.21              $    51.84
         September 30, 1995                          5.13              $    265.58              $    51.77
         December 31, 1995                           2.01              $    101.08              $    50.29
         March 31, 1996                              1.14              $     55.72              $    48.88
         June 30, 1996                              11.72              $    807.44              $    68.89
         September 30, 1996                          9.82              $    636.90              $    64.86
         December 31, 1996                              0              $      0.00              $     0.00

                Enex Oil and Gas Income Program V, Series 4 L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             10.31              $  3,680.90              $   357.02
         June 30, 1994                               3.82              $    866.79              $   226.91
         September 30, 1994                         70.67              $ 14,149.45              $   200.22
         December 31, 1994                           2.42              $    485.39              $   200.57
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                .33              $     83.76              $   253.82
         September 30, 1995                         41.63              $  9,207.61              $   221.18
         December 31, 1995                           5.35              $  1,132.43              $   211.67
         March 31, 1996                               .40              $     86.42              $   216.05
         June 30, 1996                              28.16              $  8,250.32              $   292.98
         September 30, 1996                         62.75              $ 15,779.69              $   251.47
         December 31, 1996                              0              $      0.00              $     0.00

                 Enex Oil & Gas Income Program V Series 5, L.P.

                                                 Units of                                 Aggregate
                                            Limited Partnership         Amount              Purchase
         Quarter Ending                           Interests              Paid          Price/Unit (1)
         --------------                     -----------------------    --------        --------------

         March 31, 1994                              4.38              $    925.30              $   211.26
         June 30, 1994                              10.60              $  2,102.81              $   198.38
         September 30, 1994                          1.25              $    228.92              $   183.14
         December 31, 1994                           5.81              $    947.87              $   163.14

                                      A-34



                                Table 18 (cont'd)

         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                .99              $    225.72              $   228.00
         September 30, 1995                          1.04              $    232.28              $   223.25
         December 31, 1995                            .67              $    137.76              $   205.61
         March 31, 1996                               .42              $    195.96              $   466.57
         June 30, 1996                               8.24              $  2,297.83              $   278.86
         September 30, 1996                         18.83              $  4,949.74              $   262.86
         December 31, 1996                              0              $      0.00              $     0.00

               Enex Oil and Gas Income Program VI, Series 1, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                                 0              $     0.00               $     0.00
         June 30, 1994                               4.82              $  2,183.13              $   452.93
         September 30, 1994                          2.13              $    933.88              $   438.44
         December 31, 1994                           9.39              $  4,105.11              $   437.18
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                .31              $     57.65              $   185.97
         September 30, 1995                             0              $      0.00              $     0.00
         December 31, 1995                           1.83              $    335.55              $   183.36
         March 31, 1996                              3.41              $    622.51              $   182.55
         June 30, 1996                              12.05              $  2,538.39              $   210.65
         September 30, 1996                          8.47              $  1,684.66              $   198.90
         December 31, 1996                            .31              $     56.14              $   181.10

                 Enex Income and Retirement Fund, Series 1, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             30.00              $  1,561.57              $    52.05
         June 30, 1994                              64.00              $  3,314.19              $    51.78
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          12.00              $  2,226.00              $   185.50
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                             0              $      0.00              $     0.00
         December 31, 1995                          40.00              $      0.00              $     0.00
         March 31, 1996                              5.00              $      0.00              $     0.00
         June 30, 1996                              79.00              $  3,495.03              $    44.24
         September 30, 1996                         10.00              $    262.44              $    26.24
         December 31, 1996                           9.06              $    239.56              $    26.44

                 Enex Income and Retirement Fund Series 2, L.P.

                                                 Units of                              Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                           Interests              Paid          Price/Unit (1)
         --------------                     -----------------------    --------        --------------

         March 31, 1994                            170.00              $ 22,157.91              $   130.34
         June 30, 1994                              56.00              $  7,868.15              $   140.50
         September 30, 1994                             0              $      0.00              $     0.00

                                      A-35



                                Table 18 (cont'd)

         December 31, 1994                          90.00              $ 10,643.42              $   118.26
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              28.00              $  1,381.64              $    49.34
         September 30, 1995                        200.00              $  9,868.76              $    49.34
         December 31, 1995                              0              $      0.00              $     0.00
         March 31, 1996                                 0              $      0.00              $     0.00
         June 30, 1996                              85.60              $  7,725.68              $    90.25
         September 30, 1996                        129.35              $ 11,674.61              $    90.26
         December 31, 1996                          10.00              $    656.77              $    65.68

                 Enex Income and Retirement Fund Series 3, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             27.17              $  2,710.22              $    99.75
         June 30, 1994                             177.29              $ 17,618.03              $    99.37
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          88.00              $   6923.61              $    78.68
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                             0              $      0.00              $     0.00
         December 31, 1995                          43.55              $     981.98             $    22.55
         March 31, 1996                               .12              $       2.93             $    24.42
         June 30, 1996                              34.24              $   1,478.41             $    43.18
         September 30, 1996                         20.24              $      871.15            $    43.04
         December 31, 1996                          16.12              $      502.38            $    31.17

                              Enex 88-89 Income and Retirement Fund , Series 5, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                                 0              $      0.00              $     0.00
         June 30, 1994                              20.71              $     244.81             $    11.82
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          25.00              $    476.81              $    19.07
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                             0              $      0.00              $     0.00
         December 31, 1995                              0              $      0.00              $     0.00
         March 31, 1996                               .47              $      1.60              $     3.40
         June 30, 1996                               1.34              $     33.97              $    25.35
         September 30, 1996                         27.26              $    616.83              $    22.63
         December 31, 1996                              0              $      0.00              $     0.00

              Enex 88-89 Income and Retirement Fund, Series 6, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             60.00              $  1,276.01              $    21.27
         June 30, 1994                               6.33              $    136.83              $    21.62

                                      A-36



                                Table 18 (cont'd)

         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                          16.00              $    221.67              $    13.85
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                          5.22              $     21.05              $     4.03
         December 31, 1995                              0              $      0.00              $     0.00
         March 31, 1996                             42.97              $    172.68              $     4.02
         June 30, 1996                              77.37              $  2,067.73              $    26.73
         September 30, 1996                         17.30              $    460.84              $    26.64
         December 31, 1996                              0              $      0.00              $     0.00

              Enex 88-89 Income and Retirement Fund, Series 7, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                                 0              $     0.00               $     0.00
         June 30, 1994                             183.85              $ 19,470.89              $   105.91
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                           6.11              $    551.68              $    90.29
         March 31, 1995                                 0              $     0.00               $     0.00
         June 30, 1995                              10.00              $    782.81              $    78.28
         September 30, 1995                           .15              $     12.51              $    83.40
         December 31, 1995                          40.00              $  2,883.37              $    72.08
         March 31, 1996                               .40              $     30.36              $    75.90
         June 30, 1996                               5.34              $    556.01              $   104.12
         September 30, 1996                         15.25              $  1,539.43              $   100.95
         December 31, 1996                          11.00              $    951.04              $    86.46

              Enex 90-91 Income and Retirement Fund, Series 1, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                             35.00              $  4,900.21              $   140.01
         June 30, 1994                             126.80              $ 17,780.57              $   140.23
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                         100.00              $ 11,933.30              $   119.33
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                              42.00              $  3,986.72              $    94.92
         September 30, 1995                           .19              $     19.92              $   104.84
         December 31, 1995                          20.00              $  1,797.50              $    89.88
         March 31, 1996                               .52              $     48.31              $    92.90
         June 30, 1996                              12.70              $  1,597.99              $   125.83
         September 30, 1996                         12.48              $  1,555.15              $   124.61
         December 31, 1996                          90.00              $  9,481.61              $   105.35

              Enex 90-91 Income and Retirement Fund Series 2, L.P.

                                                 Units of                                  Aggregate
                                            Limited Partnership          Amount              Purchase
         Quarter Ending                           Interests                Paid          Price/Unit (1)
         --------------                     -----------------------      --------        --------------

         March 31, 1994                                 0               $     0.00              $    0.00


                                      A-37



                                Table 18 (cont'd)
         June 30, 1994                              22.29              $  3,067.02              $   137.60
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                            .40              $     52.75              $   131.88
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                          5.24              $    240.48              $    45.89
         December 31, 1995                              0              $      0.00              $     0.00
         March 31, 1996                                 0              $      0.00              $     0.00
         June 30, 1996                               2.76              $    179.20              $    64.93
         September 30, 1996                          2.91              $    181.13              $    62.24
         December 31, 1996                            .30              $     16.52              $    55.07

              Enex 90-91 Income and Retirement Fund, Series 3, L.P.

                                                 Units of                   Aggregate
                                            Limited Partnership             Amount              Purchase
         Quarter Ending                                   Interests           Paid              Price/Unit (1)
         --------------                             ----------------------- --------            --------------

         March 31, 1994                                 0              $      0.00              $     0.00
         June 30, 1994                               7.54              $  1,029.19              $   136.50
         September 30, 1994                             0              $      0.00              $     0.00
         December 31, 1994                           4.31              $    503.75              $   116.88
         March 31, 1995                                 0              $      0.00              $     0.00
         June 30, 1995                                  0              $      0.00              $     0.00
         September 30, 1995                           .19              $     49.85              $   262.37
         December 31, 1995                          20.00              $  4,558.92              $   227.95
         March 31, 1996                                 0              $      0.00              $     0.00
         June 30, 1996                               1.35              $    358.23              $   265.36
         September 30, 1996                          1.95              $    501.93              $   257.40
         December 31, 1996                          30.00              $  5,773.92              $   192.46




(1) All purchases during a given quarter were at the same price per unit.

                                    TABLE 19

                    Dissenters' Valuations per $500 Interest

                                                                    If Oil and Gas Prices Increase by:
                                                                    ----------------------------------
                                 Partnership                         10%  (1)(2)    20% (1)    30% (1)
       Enex Program I Partners, L.P.                                 $20.91       $22.89      $24.87

       Enex Oil & Gas Income Program II-7, L.P.                       99.04       107.55      116.05
       Enex Oil & Gas Income Program II-8, L.P.                      102.65       112.49      122.34
       Enex Oil & Gas Income Program II-9, L.P.                       91.66       102.74      113.81
       Enex Oil & Gas Income Program II-10, L.P.                      98.69       109.77      120.86

       Enex Oil & Gas Income Program III- Series 1, L.P.              16.66        25.46       34.26
       Enex Oil & Gas Income Program III- Series 2, L.P.              26.26        35.05       43.84
       Enex Oil & Gas Income Program III- Series 3, L.P.              79.73        88.61       97.50
       Enex Oil & Gas Income Program III- Series 4, L.P.              18.17        22.45       26.72
       Enex Oil & Gas Income Program III- Series 5, L.P.               7.73         9.58       11.43
       Enex Oil & Gas Income Program III- Series 6, L.P.              24.07        27.73       31.39
       Enex Oil & Gas Income Program III- Series 7, L.P.              12.42        15.98       19.53
       Enex Oil & Gas Income Program III- Series 8, L.P.              13.10        15.79       18.47

       Enex Oil & Gas Income Program IV- Series 1, L.P.                8.19        10.11       12.02
       Enex Oil & Gas Income Program IV- Series 2, L.P.               11.79        13.55       15.31
       Enex Oil & Gas Income Program IV- Series 4, L.P.               40.74        46.75       52.75
       Enex Oil & Gas Income Program IV- Series 5, L.P.               53.83        58.13       62.42
       Enex Oil & Gas Income Program IV- Series 6, L.P.               33.16        36.11       39.06
       Enex Oil & Gas Income Program IV- Series 7, L.P.               47.39        51.97       56.55

       Enex Oil & Gas Income Program V- Series 1, L.P.                52.00        57.06       62.13
       Enex Oil & Gas Income Program V- Series 2, L.P.                30.94        36.46       41.97
       Enex Oil & Gas Income Program V- Series 3, L.P.                62.18        69.85       77.51
       Enex Oil & Gas Income Program V- Series 4, L.P.               297.91       324.44      350.97
       Enex Oil & Gas Income Program V- Series 5, L.P.               241.52       265.34      289.16

       Enex Oil & Gas Income Program VI- Series 1, L.P.              196.00       219.41      242.81

       Enex Income and Retirement Fund -  Series 1, L.P.              45.04        53.06       61.07
       Enex Income and Retirement Fund -  Series 2, L.P.             102.90       111.47      120.03
       Enex Income and Retirement Fund -  Series 3, L.P.              47.20        52.25       57.30

       Enex 88-89 Income and Retirement Fund -  Series 5, L.P.        22.23        25.36       28.50
       Enex 88-89 Income and Retirement Fund -  Series 6, L.P.        25.50        30.56       35.62
       Enex 88-89 Income and Retirement Fund -  Series 7, L.P.       110.69       120.51      130.34

       Enex 90-91 Income and Retirement Fund -  Series 1, L.P.       135.57       147.97      160.38
       Enex 90-91 Income and Retirement Fund -  Series 2, L.P.        65.39        73.01       80.64
       Enex 90-91 Income and Retirement Fund -  Series 3, L.P.       274.26       297.17      320.08

1) Represents the percentage increase from the prices used by H.J. Gruy and Associates. See "The Proposed Consolidation - Method of Determining Exchange Values". The percentage increases were based on historical ranges of oil and gas prices over the previous two year period.
 2)  Dissenters' value as of on March 15, 1997.

                                                                      APPENDIX B

                         ARTICLES OF LIMITED PARTNERSHIP
                                TABLE OF CONTENTS

   Article                                                                        Page No.
   -------                                                                        --------
ARTICLE 1 -- Certain Definitions ...............................................    B-1
ARTICLE 2 -- Status and Business of Partnership.................................    B-6
ARTICLE 3 -- Contributions of the Partners......................................    B-8
ARTICLE 4 -- Allocation of Costs and Revenues; Distributions....................    B-9
ARTICLE 5 -- Tax Matters........................................................    B-13
ARTICLE 6 -- Right to Present Units for Purchase................................    B-16
ARTICLE 7 -- Books of Account, Fiscal Year and Reports..........................    B-18
ARTICLE 8 -- Rights and Obligations of the Unitholders..........................    B-21
ARTICLE 9 -- Rights and Obligations of the General Partner......................    B-27
ARTICLE 10-- Representations and Warranties of the Partners and Power of Attorney   B-35
ARTICLE 11-- Dissolution, Liquidation and Termination of the Partnership........    B-38
ARTICLE 12-- Right of the General Partner to Conduct Similar Operations.........    B-41
ARTICLE 13-- Amendments.........................................................    B-41
ARTICLE 14-- Miscellaneous Provisions...........................................    B-43

                     AMENDED ARTICLES OF LIMITED PARTNERSHIP
                                       OF
                        ENEX CONSOLIDATED PARTNERS, L.P.
                       (A New Jersey Limited Partnership)

         AMENDED ARTICLES OF LIMITED PARTNERSHIP ("Articles"), made by and among ENEX RESOURCES CORPORATION, a Delaware corporation ("Enex" or the "General Partner"), the "Original Limited Partner" (as hereinafter defined) and the "Limited Partners" (as hereinafter defined) amending and restating in its entirety the Certificate (as hereinafter defined) filed under the Act (as hereinafter defined) of ENEX CONSOLIDATED PARTNERS, L.P. (the "Partnership") in order, among other things, to admit to the Partnership as additional limited partners those certain persons whose names are set forth on Schedule A hereto (who are the "Limited Partners" referred to above); to reflect the withdrawal from the Partnership of the Original Limited Partner and the assignment of the Original Limited Partner's interest in the Partnership to Enex; and to reflect the fact that the Partnership has commenced operations.

                                    ARTICLE 1

                               Certain Definitions

Section 1.1.      Defined Terms:

         "Act" means The New Jersey Uniform Limited Partnership Law (1976).

         "Administrative Costs" means all customary and routine expenses incurred by the General Partner for the conduct of Partnership administration, including; legal, finance, accounting, secretarial, travel, office rent, telephone, data processing and other items of a similar nature.

         With respect to the General Partner, "affiliate" means (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of the General Partner; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by the General Partner; (c) any Person directly or indirectly controlling, controlled by or under common control with the General Partner; (d) any officer, director or partner of the General Partner; and (e) if the General Partner is an officer, director or partner, any company for which the General Partner acts in such capacity. Notwithstanding the foregoing, for the purposes of Section 9.3 below, the term "affiliates" shall include only those persons performing services on behalf of the Partnership.

         "Affiliated limited partnership" means a limited partnership or other entity that is an affiliate of the General Partner.

         "Capital Account" means the separate capital account maintained for each Partner and Unitholder pursuant to Article 7.

         "Capital   Contributions"   means,   with  respect  to  a   Predecessor
Partnership, the total capital invested in such Predecessor Partnership by the general and limited partners thereof.

         "Certificate" refers to the Partnership's certificate of limited partnership filed with the Secretary of State of the State of New Jersey, as the same may be amended from time to time.

         "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "Consolidation" means the consolidation of the Predecessor Partnerships described in the Prospectus/Proxy Statement of the Partnership dated April 7, 1996.


         "Cost", when used with respect to Partnership property, means the cost of such property on the books of the entity owning it. With respect to property acquired from the General Partner or its affiliates (excluding affiliated limited partnerships when the interest of the General Partner is identical to or less than its interest in the Partnership), Cost includes (1) the sum of the prices paid by the General Partner or its affiliates to an unaffiliated person for such property, including bonuses; (2) title insurance or examination costs, brokers' commissions, filing fees, recording costs, transfer taxes, if any, and like charges in connection with the acquisition of such property; (3) a pro rata portion of the General Partner's or its affiliates' actual, necessary and reasonable expenses for seismic and geophysical services; (4) rentals and ad valorem taxes paid by the General Partner or its affiliates to the date of transfer, and income taxes incurred in connection with the transactions, if any;
(5) interest and points actually incurred on funds used by the General Partner or its affiliates to acquire or maintain such property; and (6) such portion of the reasonable, necessary and actual expenses for geological, geophysical, engineering, drafting, accounting, legal and other like services allocated to the property cost in accordance with generally accepted accounting principles and industry standards. Cost will not include expenses of the General Partner or its affiliates in connection with the past drilling of wells which, in the opinion of the General Partner, are not producers of sufficient quantities of oil or gas to make commercially reasonable their continued operations, and will not include any expenses set forth in (4), (5) and (6) above incurred more than 36 months prior to the purchase of the property by the Partnership. When used with reference to services, Cost means the reasonable, necessary and actual expense incurred by the General Partner or its affiliates on behalf of the Partnership in providing such services, determined in accordance with generally accepted accounting principles. When used with respect to property acquired from, or services provided by, a party other than the General Partner or its affiliates, the term "Cost" means the price paid for such property or services in an arm's length transaction.

         "Development well" refers to a well drilled as an additional well to the same reservoir as other producing wells on a lease, or drilled on an offset lease usually not more than one location away from a well producing from the same reservoir. "Development drilling" refers to the drilling of development wells.

         "Direct Costs" means all actual and necessary costs directly incurred for the benefit of the Partnership and generally attributable to the goods and services provided to the Partnership by parties other than the General Partner or its affiliates. Direct Costs shall not include any cost otherwise classified as Administrative Costs, Operating Costs or property costs. Direct Costs may include the cost of services provided by the General Partner or its affiliates (other than the President of the General Partner) if such services are provided pursuant to written contracts and in compliance with Article 9 of this Agreement. Direct Costs will be billed directly to and paid by the Partnership to the extent practicable.

         A "farmout" is an agreement whereby the owner of a leasehold or working interest agrees to assign his interest in specific acreage to an assignee, retaining some interest such as an overriding royalty interest, an oil and gas payment, offsetting acreage or other type of interest, subject to the drilling of one or more specific wells or other performance by the assignee as a condition of the assignment.

         The "fiscal year" of the Partnership is the twelve month period ending December 31.

         "General Partner" refers to ENEX RESOURCES CORPORATION, a Delaware corporation, the sponsor of the Partnership, and any successor to it in that capacity. A "sponsor" is any person directly or indirectly instrumental in organizing the Partnership or any person who will manage or participate in the management of the Partnership, including the General Partner and any other person who regularly performs or selects the person who performs 25% or more of the exploratory, developmental or producing activities of the Partnership, or segment thereof. "Sponsor" does not include wholly independent third parties such as attorneys, accountants, placement agents and underwriters whose only compensation is for professional services rendered in connection with the offering of Interests.


         "Horizon"  means  a zone  of a  particular  formation;  that  part of a
formation  of  sufficient   porosity  and  permeability  to  forma  a  petroleum
reservoir.


         "Independent Expert" means a Person with no material relationship to the General Partner who is qualified and who is in the business of rendering opinions regarding the value of oil and gas properties based upon the evaluation of all pertinent economic, financial, geologic and engineering information available to the General Partner.

         A "lease" is a full or partial interest in an oil and gas lease, license, concession, or other right authorizing the owner to explore for and produce oil and gas, and any contractual right to acquire any of such interests.

         "Limited Partners" are Unitholders who have been admitted to the Partnership as limited partners in accordance with these Articles and the Act.

         Partnership "net revenues" refers to the excess of aggregate Partnership revenues, income and gains in any particular time period over the aggregate Operating Costs, Direct Costs and Administrative Costs and other
Partnership costs and expenses (including the repayment of Partnership borrowings, but excluding the costs of acquiring Partnership properties), in such time period.

         "Operating Costs" refers to expenditures made and costs incurred in producing and marketing oil or gas from completed wells, including, in addition to labor, fuel, repairs, hauling, materials, supplies, utility charges and other costs incident thereto or therefrom, ad valorem and severance taxes, insurance and casualty loss expense, and compensation to well operators or others for services rendered in conducting such operations. Operating Costs include that portion of the Direct Costs and Administrative Costs which is allocable to the working interest in an oil and gas property.

         "Original Limited Partner" refers to the Person who, as a limited partner, executed the Partnership's Certificate as originally filed with the Secretary of State of the State of New Jersey.

         An "overriding royalty" is a royalty interest created from a lease which does not survive the termination of such lease.

         "Partners" refers to the General Partner and the Limited Partners, collectively.

         "Partnership" means Enex Consolidated Partners, L.P., the limited partnership formed pursuant to the Act and organized pursuant to these Articles.

         "Partnership property(ies)" includes all interests, properties and rights of any type owned by the Partnership and includes well machinery and equipment, gathering systems, storage facilities, pipelines, refining, processing and other downstream facilities, and any other equipment and property associated with the production, processing or marketing of oil and gas, other than oil, gas and other minerals produced by the Partnership. Interests in oil and gas properties may include working interests, production payments, royalties or overriding royalties and other non-working and non-operating interests.

         "Person" means any individual, partnership, corporation, trust or other entity.

         "Predecessor Partnership" means a limited partnership of which the General Partner was the general partner which dissolved and terminated following the transfer of its assets to the Partnership.

         "Producing property" is property producing oil and gas in commercial quantities or property with shut-in wells deemed capable by the General Partner of producing oil or gas in commercial quantities.

         A "production payment" is an interest which entitles the holder to receive a specified share of gross production of oil, gas or other minerals, or the proceeds from the sale of such share of production (which proceeds may, in some cases, be measured by a percentage of the net profits realized by the holder of the underlying working interest), free of the costs of production, having an expected economic life (at time of creation) of shorter duration than the economic life of one or more of the mineral properties burdened thereby.

         A "production purchase partnership" is any partnership whose investment objective is to directly acquire, hold, operate, and/or dispose of producing oil and gas properties. Such a partnership may acquire any type of ownership interest in a producing property, including, but not limited to, working interests, royalties or production payments. A partnership which spends at least 90% of capital contributions and funds borrowed (excluding organization and offering costs) in the above-described activities is presumed to be a production purchase partnership.

         A "prospect" is an area covering lands which are believed by the General Partner to contain subsurface structural or stratigraphic conditions making it susceptible to the accumulations of hydrocarbons in commercially productive quantities at one or more horizons. The area, which may be different for different horizons, shall be designated by the General Partner in writing prior to the conduct of Partnership operations and shall be enlarged or contracted from time to time on the basis of subsequently acquired information to define the anticipated limits of the associated hydrocarbon reserves and to include all acreage encompassed therein. A "prospect" with respect to a particular horizon may be limited to the minimum area permitted by state law or local practice, whichever is applicable, to protect against drainage from adjacent wells if the well to be drilled by the program is to a horizon containing proved reserves.

         "Proved reserves" are those quantities of crude oil, natural gas and natural gas liquids which upon analysis of geologic and engineering data appear with reasonable certainty to be recoverable in the future from known oil and gas reservoirs under existing economic and operating conditions. Proved reserves are limited to those quantities of oil and gas which can be expected, with little doubt, to be recoverable commercially at current prices and costs, under existing regulatory practices and with existing conventional equipment and operating methods. Proved reserves includes both proved developed reserves, which can be expected, with little doubt, to be recovered from existing wells using existing equipment and operating methods and proved undeveloped reserves, which are reserves which are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units, which are virtually certain of production when drilled and, for other undrilled units, only where it can be demonstrated with certainty that there is continuity of production from existing productive formation. Proved developed reserves also includes two subcategories: proved developed producing reserves, which are expected to be produced from one or more existing completion zones now open for production in an existing well, and proved developed non-producing reserves, which exist behind the casing or at minor depths below the present depth of an existing well, which are expected to be produced through these wells in the predictable future, where the cost of making such oil and gas available for production is relatively small compared to the cost of a new well. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery will be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved. Under no circumstances will estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

         "Roll-up" means a transaction involving the acquisition, merger, conversion, or consolidation, either directly or indirectly, of the Partnership and the issuance of securities of a roll-up entity. The term roll-up does not include: (a) a transaction involving securities of the Partnership that have been listed for at least 12 months on a national exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or (b) a transaction involving the conversion to corporate, trust or association form of only the Partnership if, as a consequence of the transaction, there will be no significant adverse change in any of the following: (1) voting rights; (2) the term of existence of the Partnership; (3) the General Partner's compensation; or (4) the Partnership's investment objectives.

         "Roll-up entity" means a partnership, trust, corporation or other entity that would be created or survive after the successful completion of a proposed roll-up transaction.

         A "royalty" or "royalty interest" is an interest entitling the holder to receive a share of gross production of oil, gas or other minerals, or the proceeds from the sale of such share of production (which proceeds may, in some cases, be measured by a percentage of the net profits realized by the holder of the underlying working interest), to be received free and clear of all costs of development, operation or maintenance, and having no control over drilling and production activities. The term "royalty" or "royalty interest" includes landowner's royalties and overriding royalties (including net profits royalties).

         "Sharing ratio" means, with respect to a Unitholder, the ratio between the number of Units owned by such Unitholder and the aggregate number of Units owned by all Unitholders of the Partnership as at the time of determination.

         "Units" are limited partnership interests in the Partnership, to each of which is allocable a share of the profits and losses of the Partnership and the right to receive distributions of the Partnership's assets.

         "Unitholders" refers to Persons who hold Units.

         "Undeveloped leasehold interests" refers to all interests in oil, gas and other mineral leases except those portions of such leases included within the governmentally designated spacing or conservation unit in which a producing well is located; or, if no spacing unit has been designated, in the case of a producing oil well, within the regularly surveyed quarter-quarter section (40 acres) or substantially equivalent lots or tracts in which it is located; or, in the case of a producing gas well, within the regularly surveyed quarter section (160 acres) or substantially equivalent lots or tracts in which it is located.

         A "working interest" is the operating interest under an oil and gas lease or unleased mineral interest the owner of which has the right to explore for, develop and produce oil and gas from and to operate the properties subject to such interest and to receive his pro rata share of the oil, gas and minerals produced from such properties or the proceeds from the sale thereof, and the obligation to pay his pro rata share of all costs, including costs of development, operation and maintenance associated therewith.

Section 1.2       Cross-References

         References in these Articles to particular Paragraphs, Sections and Articles are, except as otherwise expressly indicated therein, references to paragraphs, sections and articles of these Articles.

                                    ARTICLE 2

                       Status and Business of Partnership

Section 2.1.      Status

         The parties to these Articles intend hereby to be members of a limited partnership pursuant to the Act. The General Partner shall not be required to deliver or mail a copy of the Certificate or any amendment thereto to any Unitholder.

Section 2.2.      Partnership Name and Title to Properties

         The name of the Partnership shall be the name set forth above. However, the business of the Partnership may be conducted under any name deemed necessary or desirable by the General Partner. Title to Partnership properties will be held in the name of the Partnership or in the name of a special nominee entity organized for the sole purpose of holding record title to oil and gas properties. The nominee entity will engage in no other business and incur no other liabilities. If properties are held in the name of a special nominee, either a ruling from the Internal Revenue Service or an opinion of qualified tax counsel shall be obtained to the effect that such arrangement shall not change the ownership status of the Partnership for federal income tax purposes.

Section 2.3.      Purposes and Business

         (a) The purposes and business of the Partnership shall be to accept the assets and liabilities of the Predecessor Partnerships and to acquire, own, hold, operate, develop and sell and exchange oil, gas and other mineral properties and direct and indirect interests therein of all kinds; to process, refine, transport and sell and market oil, gas and other minerals and the products thereof; to purchase, lease, own, hold, operate, sell and exchange all equipment, machinery, facilities, systems and plants appropriate for such purposes; and to engage in or perform any and all other acts or activities customary in connection with or incident, related or similar to the foregoing, including, without limitation, the drilling of development wells or the reworking, recompleting, deepening or sidetracking of existing wells on producing properties. The Partnership may not engage in exploratory drilling activities but may drill replacement, secondary or tertiary recovery, acceleration or other similar wells and may engage in development drilling projects as well. To the extent not specifically set forth in this Section 2.3, the purposes and business of the Partnership shall also include all of the rights and powers of the Partnership and the General Partner described in these Articles.

         (b) Partnership revenues from the sale of oil and gas (except as may be required by Paragraph (d) of this Section 2.3) may not be used for producing property acquisitions. Partnership revenues may, however, be mortgaged, encumbered or assigned to secure payment of loans used to purchase property interests and may be applied to pay such loans. Partnership revenues may also be applied to the purchase of Units of Limited Partners under certain circumstances, as provided in Paragraph (d) of this Section 2.3. Proceeds from the sale or disposition of producing oil and gas properties shall not be used for subsequent producing property acquisitions unless property is sold for the purpose of providing funds to acquire other properties and, prior to the closing for the sale of such property, the General Partner has earmarked the property to be sold for such purpose. Partnership revenues may be used for all other proper Partnership purposes.

         (c) Additional producing properties will be purchased only if the property is located on the same geological feature as other properties acquired by the Partnership and only if acquisition of the additional property is necessary to protect or enhance the Partnership's holdings.

         (d) The Partnership may purchase a portion of the General Partner's interest in the Partnership under the circumstances described in Paragraph (d) of Section 11.1.

         (e) The Partnership generally will conduct its business in the United States but may conduct business in any other country.

Section 2.4.      Offices

         (a) The registered office of the Partnership shall be at Enex Resources Corporation, c/o Satterlee Stephens Burke & Burke, 47 Maple Street, Summit, New Jersey 07901, or at such other place within the State of New Jersey as the General Partner may choose from time to time upon written notice of such change to the Unitholders. The registered agent of the Partnership is Enex Resources Corporation, which maintains a business office at the same address as the registered office. The Partnership may maintain other offices at places deemed advisable by the General Partner.

         (b) The principal office of the Partnership shall be at the executive office of the General Partner at 800 Rockmead Drive, Three Kingwood Place, Suite 200, Kingwood, Texas 77339 or at such other place within or without the States of New Jersey, Delaware and Texas as the General Partner may choose from time to time upon written notice of such change to the Unitholders.

Section 2.5.      Term

         The Partnership term commenced on the date of the original filing of the Partnership's Certificate. The Partnership shall continue, unless sooner terminated, for so long as the Partnership holds any property, but in no event beyond December 31, 2015.

Section 2.6.      Certification

         The parties to these Articles shall from time to time execute or cause to be executed all certificates and other documents and do or cause to be done all such filing, recording, publishing and other acts as may be deemed necessary or appropriate by the General Partner in order to comply with the requirements of law for the formation and operation of a limited partnership in New Jersey and for the operation of a limited partnership in all other jurisdictions where the Partnership shall conduct business.

                                    ARTICLE 3

                          Contributions of the Partners

Section 3.1.      General Partner

         (a) The General Partner's contribution to the capital of the Partnership, as general partner, shall consist of its share, as general partner, of the assets net of liabilities transferred to the Partnership by each Predecessor Partnership. The General Partner will make cash contributions to the capital of the Partnership from time to time to the extent necessary to enable the Partnership to pay those Partnership costs chargeable to the account of the General Partner as provided in these Articles. The direct payment by the General Partner of a cost chargeable to its account shall be deemed to be a contribution to the capital of the Partnership.

         (b) The General Partner also may purchase Units pursuant to Article 6. The General Partner will participate to the extent of its purchase of such Units in the same manner as if the General Partner were a Substituted Limited Partner (as described in Section 8.5) holding such Units.

         (c) The General Partner shall make additional Capital Contributions as required so that its Capital Account balance shall, at all times during the term of the Partnership, equal the lesser of one (1) percent of total positive Capital Account balances of the Partnership or $500,000. To the extent that any such additional capital contributions are required, the General Partner shall receive Units in consideration therefor.

Section 3.2.      Unitholders

         A Unitholder's contribution to the capital of the Partnership (including the General Partner's contribution as a Unitholder) shall consist of his share, as a limited partner or the holder of a limited partnership interest, of the assets net of liabilities transferred to the Partnership by the Predecessor Partnership of which he was a limited partner or the holder of a limited partnership interest and the amount of any liabilities of a Predecessor Partnership contributed to the Partnership in exchange for Units.

Section 3.3.      Partnership Capital

         (a) No Partner or Unitholder shall be entitled to be paid interest on any capital contributed to the Partnership or to withdraw his contribution, or to receive any return of any portion of his contribution, except as otherwise provided in these Articles.

         (b) All contributions to the capital of the Partnership may be used for all the purposes of the Partnership and as otherwise provided in these Articles.

Section 3.4.      Liability of Partners; Loans

         (a) The liability of the Unitholders shall be limited as set forth in the Act and no Unitholder shall be required to make any contribution to the capital of the Partnership except his contribution as set forth in the Partnership's Certificate.

         (b) Nothing in these Articles shall prevent a Unitholder from making any loan to the Partnership by agreement with the Partnership; provided, however, that no Unitholder shall receive or hold as collateral security any Partnership property.

Section 3.5.      Status of Non-Limited Partner Unitholders

         (a) Unitholders who are not Limited Partners shall have the status of assignees of limited partnership interests under the Act.

         (b) Except as otherwise provided in Section 8.5 with respect to the transfer of Units, the General Partner shall be the Limited Partner of record with respect to all Units held by Unitholders who are not admitted to the Partnership as Limited Partners; provided, however, that any voting rights to which such Unitholders would be entitled were they Limited Partners will be exercised by the General Partner in proportion to the votes cast by Limited Partners.

         (c) A Unitholder who is not a Limited Partner may request admission to the Partnership as a Limited Partner at any time; and upon such Unitholder's (i) satisfaction of the obligation to make the representations, warranties and covenants contained in Section 10.1 and (ii) execution and delivery of the power of attorney contained in Section 10.3, he shall be so admitted to the Partnership by the General Partner.

                                    ARTICLE 4

                 Allocation of Costs and Revenues; Distributions

Section 4.1.      Allocation Among Unitholders

         The Unitholders (which term includes, for all purposes under this Article 4, the General Partner with respect to Units owned by it) shall share the Partnership's revenues, gains, costs, expenses, losses and other charges and liabilities allocated to them pursuant to the subsequent sections of this
Article 4 pro rata in accordance with their respective sharing ratios.

Section 4.2. Allocation of Costs and Revenues Between Unitholders and General Partner

         (a) Except as otherwise provided in subsequent sections of this Article 4, all Partnership costs (including, without limitation, Direct Costs, Administrative Costs, the costs of planning and developing the Consolidation and presenting it to the equity owners of the Predecessor Partnerships, as well as the costs of organizing the Partnership and the costs of the consolidation itself) and revenues shall be allocated 3.03% to the General Partner and 96.97% to the Unitholders.

         (b) The General Partner will be entitled to reimbursement from the Partnership for the Unitholders' allocable portion of all costs and expenses incurred in connection with the Partnership's business and paid by the General Partner, and for the Unitholders' allocable portion of all Direct Costs and Administrative Costs; provided, however, that reimbursement of Administrative Costs shall be limited to an annual maximum reimbursable amount equal to 2% of aggregate Capital Contributions to the Predecessor Partnerships; and provided further, that reimbursement as Direct Costs of salaries of executive officers of the General Partner for professional services shall be limited to an annual maximum reimbursable amount equal to .4% of aggregate Capital Contributions to the Predecessor Partnerships.

         (c) Anything to the contrary in these Articles notwithstanding, with the exception of Paragraph (c) of Section 4.3, the General Partner may reduce its revenue interest and correspondingly increase the revenue interest of the Limited Partners if required by law in order for the General Partner or its affiliates to participate in transactions with the Partnership or its Limited Partners or for the Partnership to participate in transactions with affiliates of the General Partner or their limited partners.

Section 4.3.      Special Allocations

         The following special allocations shall be made in the following order:

         (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, and notwithstanding any other provision of this Article 4, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations
Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This
Section 4.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-1(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Partner Minimum Gain  Chargeback.  Except as otherwise  provided in
Section 1.704-1(I)(4) of the Treasury Regulations, and notwithstanding any other provision of this Article 4, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with
Section 1.704-2(I)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(I)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(I)(4) and 1.704-2(j)(2) of the Treasury Regulations. This
Section 4.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(I)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) Qualified Income Offset. In the event that any Unitholder unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii(d)(4), (5), or (6), which would cause the negative balance in such Unitholder's Capital Account to exceed the sum of (i) his obligation to restore a Capital Account deficit upon liquidation of the Partnership, plus (ii) his distributive share of Minimum Gain, items of Partnership income and gain shall be specially allocated to such Unitholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, such excess negative balance in his Capital Account as quickly as possible, provided that an allocation pursuant to this Section 4.3(c) shall be made only if and only to the extent that such Unitholder would have a negative balance in his Capital Account after all allocations provided for in this Article 4 have been tentatively made as if this Section 4.3(c) were not in these Articles. This Section 4.3(c) is intended to comply with the alternative test for economic effect in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

         (d) Gross Income Allocation. In the event any Unitholder has a deficit Capital Account at the end of any fiscal year that is in excess of the sum of (i) the amount such Unitholder is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Unitholder is deemed to be obligated to restore pursuant to the Sections 1.704-2(g)(1) and 1.704-2(I)(5) of the Treasury Regulations, such Unitholder shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this section 4.3(d) shall be made only if and to the extent that such Unitholder would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 4 have been tentatively made as if Section 4.3(c) hereof and this section 4.3(d) were not in these Articles.

         (e) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated pursuant to Sections 4.1 and 4.2.

         (f) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(I)(1).

         For the purposes of this Section 4.3 and Section 4.4 the term Partner shall include Unitholders to the extent necessary for allocations to comply with the Treasury Regulations.

Section 4.4.      Curative Allocations

          The allocations set forth in Sections 4.3(a), 4.3(b), 4.3(c), 4.3(d), 4.3(e), and 4.3(f) and hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 4.4. Therefore, notwithstanding any other provision of this Article 4 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of these Articles and all Partnership items were allocated pursuant to Sections 4.1 and 4.2 hereof. In exercising its discretion under this Section 4.4, the General Partner shall take into account future Regulatory Allocations under Sections 4.3(a) and 4.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 4.3(e) and 4.3(f).

Section 4.5.      Repayment of Partnership Borrowings

         Anything to the contrary in these Articles notwithstanding, the repayment of Partnership borrowings (exclusive of interest) assumed by the Partnership upon the acceptance of the assets and liabilities of the Predecessor Partnerships and Partnership borrowings (exclusive of interest) the proceeds of which are used to acquire either producing properties or Units, shall be made out of the Unitholders' share of net revenues as set forth in this Article 4.

Section 4.6.      Proceeds from the Sale of Property

         In the event any Partnership property is sold or exchanged other than in a transaction described in Section 4.8, then the net proceeds of such sale or exchange (with net proceeds meaning gross proceeds less selling expenses and other costs associated with such transaction, if any) shall first be tentatively allocated to the Unitholders and the General Partner as if such net proceeds were revenues allocated pursuant to Section 4.2 (the amount so allocated to the General Partner being referred to in this Section 4.6 as its "tentative allocation"). Such net proceeds shall then be allocated as follows:

                  (i) The Unitholders shall be credited with such portion of the net proceeds as equals the amount at which the property sold or exchanged is carried on the books of the Partnership if it was purchased by the Partnership or, if contributed to the Partnership, its adjusted basis at the time of contribution, less accumulated cost recovery deductions with respect thereto, in proportion to their interests in such amount. (For purposes of this paragraph, the Unitholders' interests in such amount shall correspond to their respective shares of the cost or adjusted basis of such property as reflected on the Partnership's books, less the cost recovery deductions attributable to such property charged to their respective capital accounts.)

                  (ii) The General Partner shall then be allocated such portion of any remaining net proceeds as equals the sum of the General Partner's tentative allocation and an amount equal to the excess of the sum of the General Partner's tentative allocations of the proceeds of all sales or exchanges of Partnership property over the sum of the General Partner's actual shares of the proceeds of such sales or exchanges.

                  (iii) Any net proceeds then remaining shall be allocated to the Unitholders.

Section 4.7.      Reinvestment in Properties

         Notwithstanding the provisions of Section 4.6, if property is sold for the purpose of providing funds to acquire other properties and, prior to the closing for the sale of such property, the General Partner has earmarked the property to be sold for such purpose, then the gain resulting from the sale of such property (i.e., the amounts that would otherwise be allocated pursuant to Subparagraphs (ii) and (iii) of Section 4.6) shall be allocated to the Unitholders.

Section 4.8.      Adjustments

         (a) If a transferee of Units is permitted to exchange such Units for a pro rata share of Partnership net assets pursuant to Section 8.8, the General Partner's and Unitholders' shares of costs and revenues shall be correspondingly adjusted so that their sum shall equal 100%, to take into account the share of such costs and revenues attributable to the distributed Partnership assets.

         (b) If the Partnership purchases Units pursuant to Article 6 and the General Partner determines that the Partnership should cancel such Units, the General Partner's and Unitholders' shares of costs and revenues shall be correspondingly adjusted so that their sum shall equal 100%, to take into account the share of costs and revenues attributable to the canceled Units.

         (c) If at any time it is determined that the allocation provisions set forth in this Article 4 do not result in the General Partner being allocated at least 1% of each material item of Partnership income, gain, loss, deduction or credit, then this paragraph shall become operative and cause the General Partner to be allocated so much more of each of those items as will cause it to be allocated at all times 1% of each such material item of Partnership income, gain, loss, deduction or credit. To the extent that additional cost items are allocated to the General Partner pursuant to the preceding sentence, it will contribute to the Partnership sufficient additional funds as are necessary to pay the additionally allocated items; provided, however, that any special allocations made pursuant to this paragraph shall be offset by future allocations so as to place the General Partner in the same position as if no special allocations had been made pursuant to this paragraph, and any funds contributed by the General Partner to fund cost items allocated to it shall be distributed at such time as the offsetting income allocation is made to the General Partner.

Section 4.9.      Distributions

         (a) Not less often than quarterly, the General Partner will review the Partnership's accounts to determine whether cash distributions are appropriate. The Partnership will distribute such cash funds as the General Partner deems unnecessary to retain in the Partnership to the Unitholders in their sharing ratios. Cash distributions from the Partnership to the General Partner shall be made only out of funds properly allocated to its account.

         (b) Anything to the contrary in these Articles notwithstanding, if withholding of tax is required with regard to any income attributable to some Partners or Unitholders and not to others, then distributions of such income to the Partners or Unitholders will be made to take the difference into account. In addition, appropriate adjustments shall be made to the Partners' or Unitholders' capital accounts if and to the extent required to give effect to the foregoing.

                                    ARTICLE 5

                                   Tax Matters

Section 5.1.      Tax Accounting and Allocations

         (a) With respect to the allocations set forth in Article 4, to the extent permitted by law and except as provided below, (i) all income and gains shall be allocated to the Partners (which term, for the purposes of this Article 5, includes the General Partner and the Unitholders) to whom the revenues resulting in the realization of such income and gains are allocated, (ii) all losses shall be allocated to the Partners in the same proportion as the losses are actually borne by such Partners, (iii) all deductions and credits shall be allocated to the Partners charged with the expenditure giving rise to such deductions or credits, and (iv) all items of tax preference for federal alternative minimum tax purposes shall be allocated to the Partners credited with the revenues resulting in the realization of the income, gains or losses giving rise to such items of tax preference or charged with the expenditure giving rise to the deductions or credits to which such items of tax preference are attributable. To the extent permitted by law, each Partner shall be entitled to his distributive share of Partnership income, gain, loss, deduction or credit, or items of tax preference, in computing his taxable income or tax liability, to the exclusion of any other Partner.

         (b) Anything to the contrary in these Articles notwithstanding, but except as provided in Paragraph (c) of this Section 5.1, to the extent permitted by law, the adjusted basis of each Partnership oil and gas property (as defined in Section 614 of the Code) shall be allocated among the Partners in the same proportion as such Partners contributed to the cost of each such oil and gas property. Each Partner shall separately report and keep records of its share (determined under Section 4.2) of the adjusted basis of, depletion with respect to, and gains (including recapture) or losses from the disposition of, each Partnership oil and gas property, with appropriate adjustments thereto for depletion taken by such Partner; expenditures made which increase the basis of any Partnership oil and gas property shall be allocated to the Partners in proportion to their contributions to such expenditures. Such records shall be furnished to the Partnership upon request.

         (c) Anything to the contrary in these Articles notwithstanding, in the case of property contributed to the Partnership by any Partner pursuant to
Article 3, income, gain, losses and deductions will be allocated among the Partners so as to take into account, pursuant to Section 704(c) of the Code, the variation between the fair market value and adjusted basis of property at the time of its contribution to the Partnership. In the event that Capital Accounts are revalued pursuant to Article 7 to reflect the admission of a new Partner or withdrawal of a Partner, subsequent allocations of Partnership income, gain, loss, and deduction with respect to Partnership assets reflected in the Capital Accounts shall take into account any variation between the adjusted basis of such assets and the fair market value of such assets at the date such revaluation occurred. Allocations made pursuant to this paragraph shall be in accordance with Section 1.704-3 of the Treasury Regulations and the General Partner shall be authorized to make curative or remedial allocations, as provided in the Treasury Regulations, as necessary to cause such allocations to comply with Section 1.704-3. Adjusted basis of properties contributed to the Partnership that are subject to depletion shall be allocated among the Partners in accordance with Sections 1.613A-3(e), 1.704- 1(b)(4)(v), and 1.704-3 to take into account the difference between the adjusted basis of the contributed property and its fair market value on the date of contribution. Similar allocations shall be made in the event that Capital Accounts are revalued pursuant to Article 7.

         (d) In the event of a sale or assignment of Units (other than by reason of a Unitholder's death), except to the extent that pursuant to a valid Treasury Department Regulation a different method is required, the income, gains, losses, deductions and credits of the Partnership for the fiscal year in which such sale or assignment is recognized as provided in Section 8.2 shall be allocated pro-rata between the assignor and assignee of such Units based on the periods of time during such fiscal year that such Units were owned by each, without regard to the periods during such fiscal year in which such income, losses, deductions and credits of the Partnership were actually realized; provided, however, that with respect to certain "cash basis items", including, for this purpose, Partnership items of interest, taxes, payments for services, payments for the use of property, and any other items designated as "cash basis items" under
Section 706 of the Code and the regulations promulgated thereunder, such items shall be assigned to the appropriate period to which they are attributable and by allocating such assigned portion based upon the interest owned by a Unitholder during each such period.

         (e) For the purposes of computing the Partners' capital accounts, all cost recovery deductions taken into account for purposes of computing Partnership income or loss shall be allocated to the Unitholders. For this purpose, cost recovery deductions include the Partnership's deductions for cost depletion, percentage depletion to the extent of the cost basis of the property, depreciation, amortization and the like. Cost recovery deductions do not include that portion of the cost of Partnership property that is taken into account in computing gain or loss from sales or exchanges.

Section 5.2.      Compensation Income

         The parties hereby acknowledge and agree that each Partner's interest in the profits and losses of the Partnership is attributable solely to each
Partner's contributions to the capital of the Predecessor Partnerships, including, with respect to the General Partner, but without limitation, its personal liability with respect to certain liabilities of the Predecessor Partnerships. In the event, however, that any of the Partners is determined for income tax purposes to have received all or any part of its interest in the profits and losses of the Partnership (as distinguished from its interest in the capital of the Partnership) as compensation for services, and, as a result of such determination, is required to recognize compensation income for federal and/or state income tax purposes with respect to such interest in the Partnership, then, anything to the contrary in these Articles notwithstanding, any corresponding federal and/or state income tax benefit inuring to the Partnership as a result of such determination, whether in the form of a deduction for compensation paid, a deduction for depreciation or amortization of any of its assets, or otherwise, shall be allocated for income tax purposes solely to the Partners required to recognize such compensation income in an amount which bears the same ratio to any such income tax benefit as the amount of such compensation income required to be recognized by such Partners bears to the total amount of such compensation income required to be recognized by all of such Partners.

Section 5.3.      Tax Elections

         (a) The General Partner shall on the first federal income tax information return filed on behalf of the Partnership make a proper election to treat as an expense all intangible drilling and development costs in accordance with the option granted by Section 263(c) of the Code and, in its discretion, make any necessary election to treat as an expense any other amounts that may be so treated under applicable provisions of the Code and the regulations promulgated thereunder.

         (b) The General Partner will make the election at the time and in the manner set forth under Treas. Reg. ss. 1.704-1(b)(2)(iv)(k)(2) to compute simulated depletion on a property-by-property basis under the cost or percentage method.

         (c) No election shall be made by the Partnership, the General Partner or any Unitholder to be excluded from the application of the provisions of Subchapter K of the Code, or from any similar provision of state or local income tax laws.

         (d) Upon the transfer of all or part of a Unitholder's interest, the death of an individual Unitholder, or the distribution of any Partnership property to any party to these Articles, the Partnership, at the General Partner's option, may make any available election to cause the basis of the Partnership properties to be adjusted for federal income tax purposes as provided by Sections 734, 743 and 754, respectively, of the Code; similar elections under provisions of state and local income tax laws may be made at the General Partner's option.

Section 5.4.      Administrative Matters

         (a) Federal, state and local income (and other) tax returns shall be prepared and filed by the General Partner covering operations reportable by the Partnership. The General Partner shall use its best efforts in the preparation and filing of such tax returns, in the manner that the General Partner believes will be most advantageous to individual taxpayers who are not "dealers" in oil and gas properties for federal income tax purposes. The General Partner shall also cause to be prepared and distributed to all the Unitholders a Schedule K-1, including such reports or computations necessary to compute depletion deductions and gains and losses from dispositions of Partnership properties in respect of each Unitholder.

         (b) The General Partner shall be the tax matters partner of the Partnership (within the meaning of Section 6231(a)(7) of the Code) empowered to resolve the appropriate tax treatment of Partnership items of income, deduction or credit and to serve as the primary liaison between the Internal Revenue Service and the Partnership and its Unitholders.

         (c) In the event the Partnership is required to register as a "tax shelter" under Section 6111 of the Code, the General Partner will complete and file the appropriate registration documents with the Internal Revenue Service. In addition, the General Partner will maintain a list of investors in accordance with Section 6112 of the Code, and the regulations promulgated thereunder, and shall be the person designated by the Partners to maintain a master list, including the identity of Unitholder-transferees, as reported to the General Partner by Unitholder-transferors.

                                    ARTICLE 6

                       Right to Present Units for Purchase

Section 6.1.      Right of Presentment

         Unless the Units are listed on a stock exchange or included for quotation on NASDAQ or a trading market for the Units otherwise develops, within 90 days after the completion of the Consolidation and within 120 days after the end of each calendar year thereafter, the General Partner will evaluate Units as of the preceding December 31 and mail a notice setting forth a purchase price for the Units, determined in the manner set forth in Section 6.3, to each Limited Partner who has, since the previous January 1st, notified the General Partner of a desire to present his Units to the General Partner for purchase provided, however, that the initial mailing will be sent to all Limited Partners. Each such notice from the General Partner will include a summary of the reports of the Independent Experts referred to in Section 6.3, the asset and liability items considered in determining the purchase price and an explanation of how the purchase price was calculated, and will include a form of assignment of Units to be presented for purchase. If, for any reason, less than all Units presented at any one time are to be purchased, the Units to be purchased will be selected by lot. Unitholders who are not Limited Partners will not have the right to present their Units to the General Partner pursuant to this Article 6.

Section 6.2.      Manner of Exercise; Rescission

         Limited Partners desiring to present their Units for purchase must so elect by returning the form of assignment, duly executed and completed, by mail, postage prepaid, to the General Partner within thirty (30) days after the notification of the purchase price has been mailed by the General Partner. As a general rule, the General Partner will not purchase less than all of a Limited Partner's Units, but the General Partner may waive this requirement in its sole discretion. The effective date of a sale of presented Units shall be the date upon which the General Partner mails the purchase price to the presenting Limited Partner, which shall be no later than sixty (60) days after the receipt by the General Partner of such Limited Partner's duly completed and executed form of assignment. No purchase will be considered effective until after a cash payment has been made to the Limited Partner presenting the Units for purchase. A presenting Limited Partner may rescind the sale of his Units by giving written notice to the General Partner within 15 days after mailing of his form of assignment.

Section 6.3.      Determination of Purchase Price

         (a) The purchase price for Units presented for purchase pursuant to this Article 6 will be based upon the presenting Limited Partner's indirect interest in a share of the net assets and liabilities of the Partnership, calculated as of the preceding December 31 (the "Determination Date"), which will include the sum of the following items:

                  (i) an amount based on the discounted present worth of future net revenues from the Partnership's proved developed reserves and proved undeveloped reserves, as determined in accordance with Paragraph
         (b) of this Section 6.3;

                  (ii)     cash on hand;

                  (iii) prepaid expenses and accounts receivable (discounted, if appropriate), less a reasonable amount for doubtful accounts; and

                  (iv) the estimated market value of all assets not separately specified above, determined in accordance with standard industry valuation procedures.

There will be deducted from the foregoing sum an amount equal to all debts, obligations and other liabilities, including accrued expenses, of the Partnership, attributable to the capital accounts of the Unitholders and any distributions to Unitholders between the Determination Date and the date of the calculation; provided, however, that if any cash distributed was derived from the sale of oil and gas production or a producing property subsequent to the determination date, such distributions shall be discounted at the same rate used to take into account the risk factors employed to determine the value of the Partnership's proved reserves as set forth in Paragraph (b) of this Section 6.3.

         (b) The Partnership will engage an Independent Expert selected by the General Partner to estimate the future net revenues attributable to the Partnership's interest in proved developed reserves and proved undeveloped reserves. In making this estimate, the Independent Expert may employ price and cost data and assumptions furnished by the General Partner. Costs will include "windfall" or excess profits taxes, if any. Such independently prepared estimate will evaluate those Partnership properties generating substantially all of the Partnership's aggregate revenues. Engineers on the General Partner's staff will estimate such future net revenues from the balance of the Partnership's properties employing the same parameters as are employed by the Independent Expert. The amount attributable to Partnership reserves will be deemed to be 70% of such estimated future net revenues in the case of proved developed producing reserves and, in the case of all other proved reserves, their "appraised value". With respect to such other proved reserves, a discount for risk as the Independent Expert shall reasonably determine, after taking into account the nature and quality of such oil and gas interests and as reviewed and approved by the General Partner, will be applied to the Partnership's proved developed non-producing reserves and proved undeveloped reserves in arriving at "appraised value". The amount so determined based upon the last report of the Independent Expert will be adjusted by the General Partner for estimated changes therein from the Determination Date to the date of the calculation of the purchase price, (a) by reason of production, sales of or additions to reserves and lease and well equipment, the sale or abandonment of leases and similar matters occurring after the Determination Date, and (b) by reason of any of the following occurring prior to the date of the calculation: changes in well performance, increases or decreases in the market price of oil or gas, revision of regulations relating to oil imports, changes in income, ad valorem and other tax laws (e.g., material variations in the provisions for depletion or minimum tax payments) and similar matters. The share of the amount attributable to Partnership future net revenues allocable to a particular Unitholder's Units will then be determined, taking into account the changes in the allocation of Partnership costs and revenues described in Article 4. The result will then be discounted to present worth using an interest rate not in excess of 1% over the then prime interest rate announced by Texas Commerce Bank of Houston, Houston, Texas to its most preferred commercial customers. If, at the time of determination, the prevailing prime rate of Texas Commerce Bank of Houston is 14% or more, the valuation shall, for comparative purposes only, state the amount that would have been the purchase price if it had been computed using a 10% annual discount rate.

Section 6.4.      Other Purchasers

         The General  Partner's  obligation to purchase  Units  pursuant to this
Article 6 may be discharged by payment of the purchase price to a presenting Limited Partner by an affiliate of the General Partner or by a broker-dealer or other person selected by the General Partner. The Units of the presenting Limited Partner will be transferred to the party who pays for them. Only the General Partner, however, is obligated to purchase Units presented by Limited Partners pursuant to this Article 6.

Section 6.5.      Legal Restrictions

         Notwithstanding anything to the contrary set forth in this Article 6, in the event the General Partner's obligation to purchase Units from Limited Partners is found to violate any existing or future laws or legislation or to jeopardize the classification of the Partnership under federal tax laws, such obligation shall be eliminated to the extent inconsistent therewith.

                                    ARTICLE 7

                          Books of Account and Reports

Section 7.1.      Capital Accounts

         (a) The Partnership shall maintain accounts on the accrual basis of accounting, which method shall also be adopted for federal income tax purposes. The Partnership shall maintain a separate Capital Account for each Partner (which term, for the purposes of this Section 7.1, includes the General Partner and the Unitholders). The amount credited to the Capital Account of each Partner at the inception of the Partnership shall be an amount equal to the fair market value of the assets net of liabilities contributed by such Partner pursuant to Sections 3.1 and 3.2. The Capital Account of each Partner shall also be credited with the fair market value of any other contributions to Partnership capital and his distributive share of Partnership income (including income exempt from tax) and gains (or items thereof), and shall be charged with (a) his distributive share of Partnership losses and deductions (or items thereof), (b) allocations to him of expenditures of the Partnership described in Section 705(a)(2)(B) of the Code, and (c) the amount of any cash or the fair market value of any property (net of any liabilities assumed by such Partner or to which such distributed property is subject) distributed to him. Partnership Capital Accounts shall be maintained in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations and the provisions of this Section shall be interpreted in accordance therewith. A Partner's distributive share shall be determined in accordance with Section 702 of the Code and Article 5, except as provided below.

         (b) For purposes of computing the Partners' Capital Accounts, simulated depletion deductions, simulated gains, and simulated losses (as such terms are defined in Section 1.704 - 1(b)(2)(iv)(k)(2) of the Treasury Regulations) shall be allocated among the Partners as they (or their predecessors in interest) were allocated the basis of Partnership oil and gas properties pursuant to Code
Section 613A(c)(7)(D), the Treasury Regulations thereunder, and Section 1.704-1(b)(4)(v) of the Regulations. In accordance with Code Section
613(A)(c)(7)(D)   and  the   Treasury   Regulations   thereunder   and   Section
1.704-1(b)(4)(v) of the Regulations, the adjusted basis for all oil and gas properties shall be shared by the Partners in the same proportions as they share Partnership income pursuant to Article 4.

         (c) If an adjustment is made in a Partner's distributive share of Partnership income, gain, loss, or deduction (or any items thereof), and such adjustment is reflected in an amended return filed by the Partnership or is reflected in an agreement between the Internal Revenue Service and the Partnership, then the capital account of each Partner shall be recomputed to reflect such adjustment. Capital accounts shall be adjusted in accordance with Treas. Reg. ss. 1.704-1(b)(2)(iv)(m) to reflect any adjustment to the basis of Partnership property attributable to an election made pursuant to Sections 743 and 754 of the Code.

         (d) The General Partner shall have the authority to make appropriate adjustments to the capital accounts as necessary to reflect any changes to the Partners' capital accounts occurring pursuant to the provisions of these Articles.

         (e) Upon the sale or other disposition of an interest in the Partnership, the capital account of the transferor Partner which is attributable to such interest shall carry over to the transferee of such interest; provided that if a sale or other disposition of an interest in the Partnership causes a termination of the Partnership within the meaning of Section 708(b)(1)(B) of the Code, the capital accounts of the Partners shall govern the constructive liquidation of the Partnership pursuant to Treas. Reg. ss. 1.708- 1(b)(1)(iv) and upon the constructive reformation of the Partnership the capital account balance of each Partner shall be redetermined in accordance with this Section 7.1.

         (f) The books and records of the Partnership shall include such other separate and additional accounts for each Partner as shall be necessary to reflect accurately the rights and interests of the respective Partners and shall specifically indicate the name and address of each Partner and the amount of Units held by him.

Section 7.2.      Books of Account and Annual Financial Reports

         The General Partner shall maintain adequate books and records of account which shall reflect all Partnership transactions and be appropriate and adequate to record truly and fully all information regarding the state of the Partnership's business and financial condition. After commencement of the Partnership's operations, the books of the Partnership will be audited annually by such firm of independent certified public accountants as the General Partner shall designate. Within 120 days after the close of the Partnership's fiscal year, the General Partner shall furnish each Unitholder such financial statements as are considered necessary or advisable by the General Partner to advise all Unitholders about their investment in the Partnership. The annual reports shall contain such financial information prepared in accordance with generally accepted accounting principles as may be required from time to time by the United States Securities and Exchange Commission. The General Partner shall also deliver necessary income tax reporting information to the Unitholders within 75 days after the close of the Partnership's fiscal year, which information shall include a separate section specifying those items necessary for a Unitholder to determine the amount of his depletion allowance with respect to Partnership properties.

Section 7.3.      Annual Reports of Operations

         The General Partner shall furnish the Unitholders with (i) annual reports of the Partnership's operations which shall include a detailed statement of all transactions between the Partnership and the General Partner and its affiliates during the preceding fiscal year, showing the amounts and the consideration and reimbursements involved and (ii) a written attestation from the Partnership's independent public accountants that the method used to allocate Direct Costs and Administrative Costs was consistent with the method described in these Articles and that the total amount of such Costs allocated did not materially exceed the amounts actually incurred by the General Partner.

Section 7.4.      Other Reports

         (a) The General Partner will furnish the Unitholders with quarterly Partnership cash receipts and disbursement statements.

         (b) The General Partner will make available to the Unitholders, upon request, copies of reports filed by the Partnership with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended.

         (c) The General Partner will furnish the Unitholders with, and concurrently therewith file with the Office of the Commissioner of Corporations of the State of California, annual and semi-annual reports meeting the requirements of Section 260.140.128.3 of Title 10 of the California Code of Regulations.

Section 7.5.      Access To and Preservation of Records

         (a) The General Partner shall permit access to all records of the Partnership for inspection and copying at the Partnership's office, upon reasonable notice, during normal business hours, to any Limited Partner and/or his accredited representatives. Notwithstanding the foregoing, the General Partner may keep logs, well reports and other drilling data confidential for a reasonable period of time.

         (b) The General Partner shall maintain and preserve all accounts, books and other relevant Partnership documents during the term of the Partnership and for four years thereafter.

         (c) The General Partner will compute the Partnerships' total proved reserves of oil and gas, the dollar value thereof at then existing prices and each Unitholder's interest in such reserve value annually. The reserve computations will be based primarily upon engineering reports prepared by qualified independent petroleum consultants or engineers selected by the General Partner. They will include, where practicable, an estimate of the time required for the extraction of such reserves and the present worth of such reserves. The General Partner will provide to the Unitholders a computation and estimate of reserves of the Partnership as soon as possible and in no event more than 90 days after the occurrence of an event other than normal production leading to a reduction of such reserves of more than 10%.

         (d) The Partnership shall keep and maintain at its principal office, and upon five days written request by any Partner shall make available for inspection and copying (at the cost of the requesting Partner) at the Partnership's registered office during ordinary business hours, each of the following:

                  (i) An alphabetical list, updated at least quarterly, of the full name, last known business address or home address, business or home telephone number and the Partnership interest of each Partner and the rights of each Partner to vote. On request, a copy of such list will be furnished to any limited partner or his representative within 10 days of the request and upon payment of reasonable reproduction and mailing costs. The purpose for which a Partner may request a copy of the list include, without limitation, matters relating to Partners' voting rights under the Partnership and the exercise of Partners' rights under Federal proxy laws. If the General Partner neglects or refuses to exhibit, produce, or mail a copy of the list as requested, the General Partner shall be liable to any Partner requesting the list for the costs, including attorneys fees, incurred by that Partner for compelling the production of the list, and for actual damages suffered by any Partner by reason of such refusal or neglect. It shall be a defense to any such claim that the actual purpose and reason for the request for inspection or for a copy of the list is to secure the list of Partner or other information for the purpose of selling such list or information or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Partner in connection with the affairs of the Partnership. The General Partner may require the Partner requesting the list to represent that the list is not requested for a commercial purpose unrelated to the Partner's interest in the Partnership. The remedies provided by this Section 7.5 to Partners requesting copies of the list are in addition to, and shall not in any way limit, other remedies available to Partners under Federal law, or the laws of any state;

                  (ii) A copy of the Certificate and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Certificate or any amendment has been executed;

                  (iii) Copies of the Partnership's federal, state and local income tax returns and reports, if any, for the three (3) most recent years; and

                  (iv)  Copies  of  any  then  effective   written   partnership
         agreement and of any financial statements of the Partnership for the three (3) most recent years.

         (e) The General Partner shall cause to be maintained records of the information upon which was based the determination of the suitability of a Unitholder to invest in each Predecessor Partnership that commenced operations on or after September 11, 1990 of which he or she was a limited partner, for a period of six years from the commencement of operations of each such Predecessor Partnership.

Section 7.6.      Additional Information Regarding Tax Basis

         To the extent the General Partner is required to determine the adjusted tax basis of any Partnership property with respect to which the Code requires that records of such adjusted tax basis be kept and maintained by the Unitholders, the General Partner may request information regarding such adjusted tax basis from the Unitholders, in writing, and each Unitholder shall furnish such information to the General Partner within 90 days after said request is mailed by the General Partner.

                                    ARTICLE 8

                    Rights and Obligations of the Unitholders

Section 8.1.      Liability of Unitholders

         Except as may otherwise be provided under applicable state law, no Unitholder shall be personally liable for any of the debts of the Partnership or any of the losses thereof in excess of his capital investment and his share of the undistributed net profits of the Partnership, anything to the contrary in these Articles notwithstanding. No Unitholder shall (i) take part in the management of the business or transact any business for the Partnership; (ii) have the power to sign for or to bind the Partnership; or (iii) be paid any salary or have a drawing account.

Section 8.2.      Transfer of Units

         FOR CALIFORNIA INVESTORS ONLY: "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         (a) Except as otherwise provided in these Articles, a Unitholder may assign, pledge or transfer his Units, but no such assignment, pledge or transfer shall be made or given effect unless it is in compliance with applicable securities laws, and no such assignment, pledge or transfer shall release a Limited Partner from his obligations under these Articles.

         (b) No assignment or transfer may be made, other than to the General Partner or by operation of law, unless the transferor assigns all of his Units in the Partnership or after such transfer the transferor will own at least $2,500 of Units ($2,000 for Individual Retirement Accounts or Keogh Plans) and the transferee will own at least $2,500 of Units ($2,000 for Individual Retirement Accounts or Keogh Plans).

In addition, no assignment or transfer may be made unless the transferor has first reported to the General Partner the name, address and taxpayer identification number of the transferee; the amount of Units to be acquired by the transferee; the date on which the Units are to be acquired; the transferee's name; and whether or not the transferee is (i) an individual citizen of the United States over 21 years of age or (ii) a corporation organized under the laws of the United States or a partnership or other association all of the members of which are such citizens of such age, which corporation or association is authorized and otherwise duly qualified to hold federal and other oil and gas leases, other real and personal property and interests therein or (iii) a fiduciary that would qualify under (i) or (ii) above and that is acting for beneficiaries that would so qualify or are non-alien minors.

         (c) The General Partner shall have the right to refuse to recognize any sale, exchange, or other transfer of Units if it believes that such transfer occurred on a secondary market or the substantial equivalent thereof within the meaning of Section 7704 of the Code.

         (d) Subject to the foregoing restrictions, the General Partner shall recognize the assignment of Units as of the last day of the calendar quarter following receipt of notice of such assignment and all documentation required by
Section 8.3.

         (e) For purposes of these Articles, any transfer of Units or any rights attributable thereto, whether voluntary or by operation of law, shall be considered an assignment of Units.

         (f) The General Partner shall be the Limited Partner of record with respect to all Units held by Unitholders who are not admitted to the Partnership as Limited Partners; provided, however, that any voting rights to which such Unitholders would be entitled were they Limited Partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are Limited Partners.

Section 8.3.      Transfer Documents Required

         (a) The sale or assignment of Units by a Unitholder shall not be effective until the assignor and assignee execute all such certificates and other documents and perform all such acts as the General Partner may deem appropriate to preserve the limited liability of the Unitholders and the tax status of the Partnership after the completion of such sale or assignment. The assignor and assignee of Units shall each represent to the General Partner that the sale, exchange, or other transfer of Units did not, to the best of their knowledge, occur on a secondary market or the substantial equivalent thereof (within the meaning of Section 7704 of the Code), unless the General Partner, in its sole discretion, waives such requirement. Upon the request of any Unitholder, the General Partner will provide appropriate forms for the assignment of Units, including a copy of the statement such Unitholder is required to provide to an assignee under ss. 6112 of the Code and the regulations promulgated thereunder, if applicable, to inform such assignee of the requirement that such assignee either maintain a list of subsequent transferees or designate the General Partner to do so on his behalf.

         (b) A Person who is the assignee of Units of a Unitholder, but who does not become a "Substituted Limited Partner", as described in Section 8.5, and desires to make a further assignment of such Units, shall be subject to all the provisions of this Article 8 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Units held by him.

Section 8.4.      Death or Incapacity of Unitholders

         If a Unitholder dies, his executor, administrator or trustee, or, if he is adjudicated incompetent, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights and obligations of a Unitholder for the purpose of settling or managing his estate and such power as the incapacitated Unitholder possessed to assign all or any part of the Units held by him and to join with such assignee in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner. The death or incapacity or bankruptcy of a Unitholder shall not dissolve the Partnership.

Section 8.5.      Substituted Limited Partners

         (a) Subject to receipt of the consent of the General Partner, each Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee or other recipient of his Units as a Limited Partner in his place. The General Partner's consent may be withheld in the General Partner's sole discretion, but only if the transfer occurred on a secondary market or the substantial equivalent thereof (within the meaning of Section 7704 of the Code), would jeopardize the status of the Partnership as a partnership for federal income tax purposes, would cause a termination of the Partnership within the meaning of Section 708(b) of the Code, or would violate, or cause the Partnership to violate, any applicable law or governmental rule or regulation. The General Partner shall be entitled to rely on the advice of counsel in making such a determination. In addition, the General Partner's consent may be withheld in the event the new Unitholder does not agree or is unable to make the representations, warranties, certifications, covenants, agreements and designations set forth and referred to in Section 10.1. Any such consent by the General Partner shall be binding and conclusive. When the substitution of a Limited Partner becomes effective, the assigning Limited Partner shall be relieved of his obligations under these Articles to the extent permitted by law with respect to the assigned Units. The Substituted Limited Partner must reimburse the Partnership for filing fees and other expenses of the substitution or addition.

         (b) By executing these Articles, each Limited Partner shall be deemed to have consented to any substitution to which the General Partner consents.

         (c) A Limited Partner may assign all or any undivided portion of his right to receive distributions (including distributions of capital) from the Partnership without having his assignee substituted as a Limited Partner in his place, provided (i) the transfer did not occur on a secondary market or the substantial equivalent thereof (within the meaning of Section 7704 of the Code) or the General Partner, in its sole discretion, waives such requirement, (ii) the transfer would not cause a termination of the Partnership under Section
708(b) of the Code, jeopardize the tax status of the Partnership as a partnership, or violate or cause the Partnership to violate any law or governmental regulation; (iii) such assignment shall not release the assigning Limited Partner from any of his liabilities under these Articles; (iv) if two or more persons are to receive such distributions, such persons, if the General Partner so requests, shall jointly designate one agent to whom such distributions are to be made for their account; (v) the requirements of Paragraph (b) of Section 8.2 have been met; and (vi) the General Partner has received a certified copy of such assignment.

         (d) The General Partner shall amend its records at least once each calendar quarter to effect the substitution of Limited Partners, if any.

Section 8.6.      Voting Rights


         (a) By vote of a majority in interest of the Limited Partners, the Limited Partners may (i) amend these Articles pursuant to Section 13.1; (ii) dissolve the Partnership; (iii) approve or disapprove a Roll-up or the sale of all or substantially all of the assets of the Partnership other than in the ordinary course of the Partnership's business; (iv) remove the General Partner;
(v) provided that in the opinion of counsel for the Limited Partners such action will not violate the Act, result in the loss of any Unitholder's limited liability or adversely affect the federal income tax status of the Partnership, cancel any contract described in Paragraph (h) of Section 9.2 without penalty upon 60 days notice and (vi) elect a liquidator in the event of the dissolution of the Partnership by reason of an event of withdrawal (as defined in the Act) of the General Partner.


         (b) By a vote of two-thirds in interest of the Limited Partners, the Limited Partners may approve or disapprove the selection of an additional or successor general partner.


         (c) The General Partner will abstain from voting its Units in connection with any vote of the Limited Partners pursuant to clauses (iv) or (v) of Paragraph (a) of this Section 8.6. Notwithstanding anything to the contrary contained herein, in determining the requisite percentage in interest of the Units necessary to approve a matter in which the General Partner may not vote, any Units owned by the General Partner shall not be included. The General Partner will also abstain from voting on any matter whatsoever, those Units it acquired as a Limited Partner in liquidation of limited partnership interests in a Predecessor Partnership that were acquired by the General Partner within two years from the date of the commencement of operations of such Predecessor Partnership, if the agreement of limited partnership of such Predecessor Partnership included a provision to such effect.

         (d) Within ninety (90) days after an event of withdrawal of the General Partner, two-thirds in interest of the Limited Partners or more may, in lieu of electing a liquidator, agree in writing to continue the Partnership's business and to the appointment of a successor General Partner pursuant to Section 11.1.


         (e) If any approval of action by vote of a majority or two-thirds in interest of the Limited Partners would violate the Act or adversely affect the Limited Partners' limited liability or the Partnership's tax status but, in the opinion of the aforementioned counsel, the same approval upon unanimous consent would not, such action may be taken upon receipt of such unanimous approval.

         (f) The General Partner, as general partner, will concur in any vote of the Limited Partners taken under this Section 8.6 and shall execute an amendment to the Certificate and any other documents required to give effect to such action unless the effect of the action would be to increase the liability or obligations of the General Partner or affect its rights and interests in profits, losses and capital of the Partnership or alter federal income tax allocations under these Articles.


         (g) In connection with any vote of the Limited Partners to approve or disapprove a Roll-up pursuant to paragraph (a) of this Section 8.6, if a majority of the Limited Partners who vote on the matter, other than the General Partner, vote to disapprove the Roll-up, the Roll-up will not be approved.

Section 8.7.      Consents, Meetings and Submissions to Limited Partners

         (a) Any vote or consent required by these Articles may be given (i) by a written consent of the consenting Partner prior to, at the time of, or after the doing of the act or thing for which the consent is solicited, or (ii) by the affirmative vote by the consenting Partner to the doing of the act or thing for which the consent is solicited at any meeting called and held pursuant to Paragraph (b) of this Section 8.7 to consider the doing of such act or thing.

         (b) Any matter, including those matters referred to in Section 8.6, with respect to which the consent of the Limited Partners is solicited may be considered at a meeting of the Partners at which a quorum consisting of at least a majority in interest of all Limited Partners is present in person or by proxy, provided such meeting is held not less than 30 nor more than 60 days after notification thereof shall have been given by the General Partner to all Partners; provided, however, that the date for notice of such a meeting may be extended for a period of up to 60 days, if in the opinion of the General Partner such additional time is necessary to permit preparation of proxy or information statements or other documents required to be delivered in connection with such meeting by the Securities and Exchange Commission or other regulatory authorities. Such notice (i) may be given by the General Partner, in its discretion, at any time, and (ii) shall be given by the General Partner within 15 days after receipt by it of a request for a meeting to consider a matter referred to in Section 8.6 endorsed in writing by not less than 10% in interest of the Limited Partners. Any request so endorsed and submitted to the Limited Partners by the General Partner may be accompanied by the recommendations of the General Partner as to adoption of the proposed action and/or the opinion of counsel referred to in Section 8.6 and such other information as the General Partner deems appropriate. Such meeting shall be held either at the principal office of the Partnership or the General Partner or such other location as shall be specified by the General Partner.

         (c) The General Partner shall give all the Limited Partners notice of any proposal or other matter required by any provision of these Articles or by law to be submitted for the consideration and approval of the Limited Partners. Such notice shall include any information required by the relevant provisions of these Articles or by law.

         (d) The General Partner may, in accordance with the provisions of the Act, fix, in advance, a date as the record date for determining the Partnership's Limited Partners with regard to any Partnership action or event and, in particular, for determining the Limited Partners entitled:

                  (i) to be notified of or to vote at any meeting of the Partners or any adjournment thereof or to consent in writing to any action without a meeting; or

                  (ii) to receive payment of any distribution or allotment of any right.

         (e) On any matter requiring a vote by or the consent of the Limited Partners, the Limited Partners' respective interests shall be determined in accordance with their sharing ratios; provided, however, that if the General Partner is required to abstain from voting any of its Units pursuant to Paragraph (b) of Section 8.6 on any matter, then for the purpose of determining the Limited Partners' respective interests for that matter, the Limited Partners' sharing ratios shall be determined by treating such Units as though they were not owned by any Partner of the Partnership.

Section 8.8.      Exchange for Assets

         (a) Transferees of Units that have been presented by a Limited Partner pursuant to Article 6 will have the right, at the sole option of the General Partner and at such time as the General Partner shall approve, to surrender such Units in exchange for the pro rata share of Partnership net assets attributable to such Units. The pro rata share of Partnership net assets attributable to Units shall be assigned subject to a pro rata share of all liens and other encumbrances burdening such assets. Such pro rata share shall be that percentage of Partnership net assets which would have been distributed to the holder of such Units if the Partnership had been liquidated pursuant to the provisions of Article 11 immediately prior to the exchange.

         (b) If 25% or more of the Units in the Partnership are exchanged for a pro rata share of Partnership net assets pursuant to Paragraph (a) of this
Section 8.8, then the General Partner will submit to a vote of the Limited Partners a proposal to dissolve the Partnership and liquidate pursuant to
Section 11.2.

Section 8.9.      Purchase of Units by General Partner

         If at any time the General Partner determines that any representation, warranty, certification, covenant, agreement or designation made by or requested of a Unitholder to the General Partner was false when made, has been breached, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Partnership's tax status or the limited liability of other Unitholders, then the General Partner, or any person designated by the General Partner, shall have the right, but not the obligation, to purchase the Units of such Unitholder at a price equal to the most recent purchase price therefor determined in accordance with Article 6, or, such purchase occurs prior to the first determination of a purchase price pursuant to Article 6, at a price equal to the "exchange value" of such Units in the Consolidation, or if a trading market for the Units has developed such that no such price has been determined as of the preceding December 31, at the then current market price for such Units.

Section 8.10.     Appraisal and Compensation

         (a) In connection with a proposed roll-up, the appraised value of all Partnership properties and other assets will be determined by an Independent Expert selected by the General Partner as of a date immediately prior to the announcement of the proposed roll-up transaction. If the appraisal is to be included in a prospectus used to offer the securities of a roll-up entity, the appraisal will be filed with the Securities and Exchange Commission as an exhibit to the Registration Statement for such offering. The appraisal of such properties and other assets will assume an orderly liquidation of Partnership assets over a 12 month period. The terms of the engagement of the Independent Expert will clearly state that the engagement is for the benefit of the Partnership and its Partners. A summary of the appraisal, indicating all material assumptions underlying the appraisal, will be included in a report to the Limited Partners in connection with the proposed roll-up.

         (b) In connection with a proposed roll-up, the person sponsoring the roll-up shall offer the Limited Partners who vote "no" on the proposal the choice of (1) accepting the securities of the roll-up entity offered in the proposed roll-up; or (2) one of the following: (A) remaining as a Limited
Partner in the Partnership on the same terms and conditions as existed previously; or (B) receiving cash in an amount equal to the Limited Partner's pro-rata share of the appraised value determined under Paragraph (a) of this
Section 8.10, except that in the event that any Partnership Properties or other assets are sold to provide cash to pay such Limited Partners, there shall be made such adjustments to the appraised value as may be necessary to give effect to the prices actually received in lieu of the appraised value of the Partnership properties and other assets that are sold. Notwithstanding the foregoing, this Paragraph (b) shall not apply to any proposed consolidation transaction involving the Partnership and any affiliated limited partnerships, if, as a consequence of the transaction, there will be no significant adverse difference between (i) the Limited Partner's voting rights in the Partnership and in the roll-up entity; (ii) the term of the existence of the Partnership and the roll-up entity; (iii) the General Partner's compensation in the Partnership and in the roll-up entity; or (4) the investment objectives of the Partnership and the roll-up entity.

         (c) The Partnership will not participate in any proposed roll-up which would result in the Limited Partners having fewer democracy rights in the roll-up entity than those provided for in these Articles. If the roll-up entity is not a limited partnership, the democracy rights of the equity owners in the roll-up entity will correspond to the democracy rights provided for in these Articles to the greatest extent possible.

         (d) The Partnership will not participate in any proposed roll-up which includes provisions which would operate to materially impede or frustrate the accumulation by any purchaser of the securities of the roll-up entity (except to the minimum extent necessary to preserve the tax status of the roll-up entity). The Partnership will not participate in any proposed roll-up which would limit the ability of the equity owners of the roll-up entity to exercise the voting rights of their securities of the roll-up entity on the basis of the share of the total equity of the roll-up entity held by such equity owners.

         (e) The Partnership will not participate in any proposed roll-up in which the equity owners of the roll-up entity will have rights of access to the records of the roll-up entity less extensive that those provided for in these Articles.

         (f) The Partnership will not participate in any proposed roll-up in which any of the costs of the transaction will be borne by the Partnership if the roll-up is not approved by the Limited Partners.

                                    ARTICLE 9

                  Rights and Obligations of the General Partner

Section 9.1.      Powers of the General Partner

         The General Partner shall have full, exclusive and complete discretion to manage and control the business and operations of the Partnership and shall have power and authority to do all things necessary or advisable for such purpose. By way of illustration and not by way of limitation, the General Partner shall have full power and authority to acquire, sell, exchange, transfer and abandon properties, products and facilities in the ordinary course of the Partnership's business, to invest Partnership funds temporarily in investments having a prudently obtainable yield, to borrow money and to grant security interests in Partnership assets, to procure and maintain such insurance as may be available, in such amounts and covering such risks as are, in its sole judgment, appropriate, to cause the Partnership to purchase Units as provided in
Article 6, to cause the Partnership to become a participant or a general or limited partner in one or more joint ventures, partnerships or other enterprises formed to conduct business of the sort in which the Partnership may engage, and, if not in the ordinary course of the Partnership's business, then with the approval of a majority in interest of the Limited Partners, to sell or otherwise dispose of all or substantially all of the assets of the Partnership.

Section 9.2.      Certain Transactions

         The General Partner may engage in the following kinds of transactions on behalf of the Partnership and the Unitholders with any Person, whether or not such Person is the General Partner or is an affiliate of the General Partner, subject to the following limitations:

     (a) The General Partner may enter into operating agreements covering Partnership properties pursuant to a model form operating agreement issued by the American Association of Petroleum Landmen and an accounting procedure for joint operations issued by the Council of Petroleum Accountants Societies of North America customary and usual for the geographic area in which the properties are located. The consideration to be received by the General Partner or any Person that is an affiliate of the General Partner for acting as operator shall include a charge for Direct Costs and Administrative Costs, but may not be in excess of the competitive rate or duplicative of any consideration or reimbursement received pursuant to the other provisions of these Articles. The General Partner may not benefit itself by interpositioning itself between the Partnership and the actual provider of operator services.

         (b) Neither the General Partner nor its affiliates shall sell, transfer or convey any property to or purchase any property from the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Unitholders. Any purchase from the General Partner or its affiliates (other than an affiliated limited partnership, in which the economic interest of the General Partner is substantially similar to or less than its economic interest in the Partnership) must be consistent with the objectives of the Partnership.

                  (i) If the property to be sold to the Partnership by the General Partner or any of its affiliates has been held for less than two (2) years and there have not been significant expenditures made in connection with the property, any such purchase (other than from an affiliated limited partnership in which the economic interest of the General Partner is substantially similar to or less than its economic interest in the Partnership) must be made at Cost, as adjusted for intervening operations, unless the General Partner has reason to believe that such adjusted Cost is materially more than the fair market value of such property, in which case such purchase shall be made at fair market value.

                  (ii) If the property to be sold to the Partnership by the General Partner or any of its affiliates has been held for less than six (6) months and there have not been significant expenditures made in connection with the property, any purchase from an affiliated limited partnership in which the economic interest of the General Partner is substantially similar to or less than its economic interest in the Partnership will be at Cost, as adjusted for intervening operations, unless the General Partner has reason to believe that such adjusted Cost is materially more than the fair market value of such property, in which case such purchase shall be made at fair market value.

                  (iii) Any other purchase from the General Partner or its affiliates (including limited partnership affiliates) will be at not more than fair market value.

                  (iv) Any sale, transfer or conveyance of an undeveloped leasehold interest from the Partnership to the General Partner or an affiliate of the General Partner, other than an affiliated limited partnership, must be made at the higher of Cost or fair market value.

                  (v) Other than a transfer in connection with farmouts or joint ventures made in compliance with this Section 9.2, any sale, transfer or conveyance of an undeveloped leasehold interest to an affiliated limited partnership formed for the purpose of drilling on undeveloped leasehold interests must be made at Cost, unless the General Partner has cause to believe that Cost is materially more than the fair market value of such property, in which case such transfer should be made for a price not in excess of its fair market value; provided however, if the Partnership has held the property for more than two years and the economic interest of the General Partner in the affiliated limited partnership is substantially similar to, or less than, its economic interest in the Partnership, the transfer may be made at fair market value.

                  (vi) Any sale, transfer, or conveyance of a producing property from the Partnership to the General Partner or an affiliate, other than an affiliated limited partnership in which the economic interest of the General Partner is substantially similar to or less than its economic interest in the Partnership, shall not be permitted except in connection with the liquidation of the Partnership and then only at fair market value.

                  (vii) Except in connection with farmouts or joint ventures made in compliance with this Section 9.2, a transfer of any type of property from the Partnership to an affiliated production purchase or income program limited partnership must be made at fair market value if the property has been held for more than six (6) months or there have been significant expenditures made in connection with the property. Otherwise, if the General Partner deems it to be in the best interest of the Partnership, the transfer may be made at Cost, as adjusted for intervening operations.

Except as provided in the preceding sentence, any determination of fair market value as required by the provisions of this Paragraph (b) of Section 9.2 must be supported by an appraisal from an Independent Expert selected by the General Partner on behalf of the Partnership. Such opinion and any associated supporting information must be maintained in the records of the Partnership for at least six (6) years.

         (c) A development well may be drilled on undeveloped leasehold interests acquired by the Partnership in the vicinity of producing properties purchased by the Partnership when, in the opinion of the General Partner, the drilling of such a well is warranted. Undeveloped leasehold interests not in the vicinity of producing properties purchased by the Partnership subsequently may be sold.

         (d) Except as provided in this  Section  9.2 (in  particular  Paragraph
(b)), the Partnership shall not purchase properties from or sell properties to any other affiliated limited partnership. This prohibition, however, shall not apply to purchase of property through participation in joint ventures with the General Partner and/or such affiliated limited partnerships, provided that the respective obligations and revenue sharing of all parties to the transaction are substantially proportionate to their respective participation in the joint venture and the compensation arrangement or any other interest or right of either the General Partner or its affiliates is substantially similar in each affiliated limited partnership, or, if different, the aggregate compensation of the General Partner and its affiliates associated with the property and any direct and indirect ownership interest in the property may not exceed the lower of the compensation and ownership interest the General Partner and/or its affiliates could receive if the property were separately owned or retained by either one of the limited partnership affiliates. In addition, there will be no duplication or increase in organization and offering expenses, compensation to the General Partner, Partnership expenses or other fees and costs; there will be no substantive alteration in the fiduciary and contractual relationship between the General Partner and the Unitholders; and there will be no diminishment in the voting rights of the Limited Partners.

         (e) The General Partner may farm out the Partnership's interests in oil, gas and other properties. However, the General Partner may not farm out any well for the primary purpose of avoiding payment of costs relating to such well allocable to the General Partner pursuant to these Articles or unless the General Partner exercising the standard of a prudent operator, determines that
(i) the Partnership lacks sufficient funds to drill the well and cannot obtain suitable alternative financing for such drilling; (ii) the property has been downgraded by events occurring after its acquisition by the Partnership so that drilling would no longer be desirable for the Partnership; (iii) drilling on the property would result in an excessive concentration of Partnership funds creating in the General Partner's opinion undue risks to the Partnership; or
(iv) the best interests of the Partnership would be served by the farmout. If the drilling of a Partnership well is farmed out, the Partnership will obtain or retain such economic interests and concessions as a reasonably prudent operator would or could obtain or retain under the circumstances.

     (f) The General Partner may, on behalf of the Partnership, borrow money, either unsecured or secured by Partnership assets and income. Any loan to the Partnership by the General Partner or an affiliate of the General Partner will bear interest in an amount which shall not exceed the lesser of (i) the General Partner's or such affiliate's interest cost from time to time during the term of such loan, (ii) the rate which would be charged to the Partnership (without reference to the General Partner's financial abilities or guarantees) by unrelated banks on comparable loans for the same purposes or (iii) the maximum lawful rate. The General Partner may not receive points or other financing charges or fees, regardless of amount, on any loans it may make to the Partnership. When two or more Partnerships participate in the same transaction and financing is obtained for the benefit of all of the participants, the Partnership shall become liable to pay only its pro rata share of the loan, and its interest in the properties purchased shall be mortgaged only as security for the share of the loan for which it becomes liable. Notwithstanding the provisions of this Paragraph, no creditor of the Partnership shall have or acquire as a result of making any nonrecourse loan to the Partnership any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured party. The Partnership shall not make loans or advance payments to the General Partner or any of its affiliates except that affiliates may make advance payments where necessary to secure tax benefits of prepaid drilling costs. These payments, if any, shall not include nonrefundable payments for completion costs prior to the time that a decision is made that the well or wells warrant a completion attempt. The General Partner may not pledge any Partnership properties as security for loans to the General Partner or its affiliates.

         (g) The General Partner may render or obtain geological, geophysical, engineering, land, legal, operating and other technical services, studies, evaluations, bookkeeping, accounting, data processing, reporting and similar services relating to the conduct of the Partnership's operations and the business affairs of the Unitholders. If any such service, study or evaluation is rendered by the General Partner or obtained from an affiliate of the General Partner, the price paid by the Partnership therefor shall not exceed the Cost incurred in providing the service, study or evaluation.

         (h) Each contract other than these Articles relating to a transaction between the Partnership and the General Partner or an affiliate of the General Partner other than an affiliated limited partnership shall contain a provision which shall permit cancellation of the contract by the Partnership without penalty, on not less than 60 days prior written notice, upon the vote in favor of termination by a majority in interest of the Limited Partners. Any contract terminated by the General Partner or an affiliate shall require 60 days advance notice in writing to the Limited Partners.

         (i) In the event natural gas or oil produced by the Partnership is transported through a pipeline or other transportation facility owned by the General Partner or an affiliate of the General Partner, the General Partner or such affiliate will transport such natural gas or oil for the Partnership on the best terms made available to any third party. If the General Partner or an affiliate renders any oil field or other services or sells or leases to the Partnership any equipment or related supplies, then, if the General Partner or such affiliate is engaged, independently of the Partnership and as an ordinary and ongoing business, in the business of rendering such services or selling or leasing such equipment or supplies to a substantial extent to other persons in the oil and gas industry, the compensation, price or rental therefor paid by the Partnership shall be competitive with the compensation, price or rental of other persons in the area engaged in the business of rendering comparable services or selling or leasing comparable equipment and supplies which could reasonably be made available to the Partnership, and if the General Partner or such affiliate is not so independently engaged in such business, then the compensation, price or rental paid by the Partnership shall be the Cost of such services, equipment or supplies to the General Partner or such affiliates or the competitive rate which could be obtained in the area, whichever is less.

         (j) The General Partner will not take any action with respect to the assets or property of the Partnership which does not benefit primarily the Partnership as a whole, including the utilization of funds of the Partnership as compensating balances for the benefit of the General Partner and future commitments of production. No rebates or give-ups may be received by the General Partner or any of its affiliates nor may the General Partner or any of its affiliates participate in any reciprocal business arrangements which would circumvent this
Section 9.2. The General Partner shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in the General Partner's possession or control, and the General Partner shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.

         (k) The General Partner will not use Partnership funds to prove up properties in the geological prospect areas belonging to the General Partner or its affiliates.

         (l) All benefits from marketing arrangements or other relationships affecting property of the General Partner or its affiliates and the Partnership shall be fairly and equitably apportioned according to the respective interests of each. Partnership funds will not be commingled with the funds of any other entity. Notwithstanding the foregoing, the General Partner may establish a master fiduciary account pursuant to which separate subtrust accounts are maintained for the benefit of affiliated limited partnerships, provided the Partnership's funds are protected from the claims of such other limited partnerships and their creditors. The General Partner will not make any advances to the Partnership nor will the Partnership borrow any funds for the purpose of sustaining a regular pattern of distribution even though loan payment requirements, unusual Operating Costs or other expenses or temporary reductions in Partnership revenues may reduce funds available for distribution.

Section 9.3.      Indemnification

         (a) The General Partner and its affiliates shall be indemnified by the Partnership under the following circumstances and in the manner and to the extent set forth below:

                  (i) The General Partner and its affiliates shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by the General Partner and its affiliates in connection with the defense of an action in the right of the Partnership to procure a judgement in its favor by reason of the General Partner being or having been a general partner in the Partnership, or in connection with an appeal therein if the General Partner or such affiliate acted in good faith and in a manner the General Partner or such affiliate reasonably believed to be in or not opposed to the best interests of the Partnership; provided, however, that no indemnification shall be provided in respect of any claim, issue or matter as to which the General Partner or its affiliates shall have been adjudged to be liable for negligence or misconduct, unless and only to the extent that the Superior Court of the State of New Jersey or the court in which the proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, the General Partner or such affiliate is fairly and reasonably entitled to indemnity for the expenses as the Superior Court or any other court shall deem proper. The indemnification provided for under this Paragraph (a) shall in no case include amounts paid in settling or otherwise disposing of a threatened action, or pending action with or without court approval but shall include expenses incurred in a threatened action or pending action which is settled or otherwise disposed of without court approval, provided there is a determination upon application to the Superior Court of the State of New Jersey that in view of all circumstances of the case, the General Partner or its affiliate is fairly and reasonably entitled to indemnity for the expenses as the Superior Court shall deem proper.

                  (ii) In all cases other than actions in the right of the Partnership brought by reason of the General Partner being or having been a general partner in the Partnership, the General Partner and its affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses, including reasonable attorneys' fees, and amounts paid in settlement of or incurred in connection with any claims sustained by them in connection with the Partnership provided that the same were not the result of negligence, a failure to act in good faith or misconduct on the part of the General Partner or its affiliates.

                  (iii) Notwithstanding the foregoing, the General Partner and its affiliates and any person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of Federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of litigation costs, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and the court finds that indemnification of the settlement and related costs should be made.

                  (iv) The indemnification set forth in this Paragraph (a) shall in no event  cause a  Unitholder  to incur  any  liability  beyond  the balance in his capital account, including his share of any undistributed profits of the Partnership, nor shall it result in any liability of the Unitholders to any third party.

         The other provisions of this Paragraph (a) to the contrary notwithstanding, for so long as the same shall be prohibited by the Act, the General Partner shall not be indemnified against (1) amounts paid in settling or otherwise disposing of a threatened action, or pending action in the right of the Partnership to procure a judgment in its favor to which the General Partner has been made a party by reason of being or having been a general partner of the Partnership, or (2) the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of such action, or in connection with an appeal therein, unless the General Partner acted in good faith and in a manner the General Partner reasonably believed to be in or not opposed to the best interests of the Partnership; provided, however, that no indemnification shall be provided with respect to expenses incurred in such an action which is settled or otherwise disposed of without court approval unless there is a determination upon application to the Superior Court of the State of New Jersey that in view of all circumstances of the case, the General Partner is fairly and reasonably entitled to indemnity for the expenses as the Superior Court shall deem proper.

         (b) In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division and any other applicable regulatory authority (including, in the case where a Unitholder has filed the claim as plaintiff, the applicable regulatory authority of the state in which such plaintiff was offered or sold Units) with respect to the issue of indemnification for securities law violations.

         (c) Any amounts payable pursuant to this Section 9.3 are recoverable only out of the assets of the Partnership and not from the Unitholders. The Partnership shall not incur the cost of that portion of any insurance which insures any party against any liability the indemnification of which is prohibited by this Section 9.3 provided, however, that nothing contained in these Articles shall preclude the Partnership from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any person owning comparable assets and engaged in a similar business, or from naming the General Partner and its affiliates as additional insured parties thereunder, provided that such addition does not add to the premiums payable by the Partnership.

         (d) The advancement of Partnership funds to the General Partner or its affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if the Partnership has adequate funds available and the following are satisfied:

                  (i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Partnership, and

                  (ii) the legal action is initiated by a person who is not a Limited Partner, or the legal action is initiated by a Limited Partner and a court of competent jurisdiction specifically approves such advancement, and

                  (iii) the General Partner or its affiliates undertake to repay the advanced funds to the Partnership, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

         (e) For purposes of this Section 9.3 only, the term "affiliates" shall include only those affiliates who are performing services on behalf of the General Partner within the scope of the General Partner's authority as set forth in these Articles ("Qualified Affiliates"); provided, however, that an affiliate that is not a Qualified Affiliate whose liability is solely attributable to the nature of its relationship to the General Partner or a Qualified Affiliate (e.g., "controlling person" liability under the federal securities laws) shall be indemnified to the same extent as a Qualified Affiliate.

Section 9.4.      Transfer of General Partner's Interest

         The interest of the General Partner may not be voluntarily assigned nor another General Partner admitted without the consent of a majority in interest of the Limited Partners; provided, however, that the General Partner may assign its interest in the Partnership without such consent and substitute as General Partner (i) another corporation in connection with a merger or consolidation or a transfer of all or substantially all of the assets of the General Partner with or to such corporation, provided that such corporation assumes all of the obligations of the General Partner with regard to the Partnership and has, after consummation of such transaction, a net worth equal to or in excess of the General Partner's net worth; or (ii) a parent or subsidiary of the General Partner; provided, further, that in the opinion of counsel to the Partnership, such transfer as contemplated by (i) and (ii) above would not jeopardize the status of the Partnership as a partnership for federal income tax purposes. In the event the Act is interpreted or construed to require the consent of the Limited Partners with respect to any transfer and substitution as contemplated by (i) and (ii) above, each Limited Partner shall be deemed to have consented to such transfer and substitution by becoming a party to these Articles. Nothing contained in these Articles shall be deemed to prohibit or restrict the right of the General Partner to assign its right to receive revenues from the Partnership or its right to pledge or grant a security interest in its general partner's interest in the Partnership and/or any Units it owns as security for any indebtedness or other obligation or liability or to prohibit or restrict the ability of any secured party to assert its interest in such security.

Section 9.5.      Withdrawal of General Partner

         The General Partner shall have the right to withdraw voluntarily as general partner upon 120 days prior written notice to the Unitholders. The General Partner shall pay all expenses incurred by the Partnership with respect to such withdrawal, but shall have no other liability on account of such withdrawal. Upon the sending of notice of withdrawal by the General Partner, which notice will include information concerning the General Partner's nominee for election as substituted general partner, the Limited Partners shall have the right to continue the business of the Partnership in accordance with Section

11.1; otherwise the Partnership shall dissolve pursuant to Subparagraph (a)(i) of Section 11.1, and the General Partner shall remain as general partner for the purpose of winding up the affairs of the Partnership.

Section 9.6.      Resolution of Conflicts of Interest

         (a) Unless otherwise expressly provided in these Articles, whenever a potential conflict of interest exists or arises between the General Partner or any of its affiliates, on the one hand, and the Partnership or any Unitholder, on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of these Articles, of any agreement contemplated in these Articles, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of these Articles is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized in connection with its resolution of any conflict of interest to consider (i) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest;
(ii) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (iii) any applicable generally accepted accounting or engineering practices or principles; and (iv) such additional factors as the General Partner determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in these Articles, however, is intended to nor shall it be construed to require the General Partner to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of these Articles or any other agreement contemplated in these Articles or a breach of any standard of care or duty imposed in these Articles or such other agreement or under the Act or any other law, rule or regulation.

         (b) Whenever these Articles or any other agreement contemplated hereby provides that the General Partner or any of its affiliates is permitted or required to make a decision in "good faith" or under another express standard, the General Partner or such affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by these Articles, any other agreement contemplated hereby or under the Act or any other law, rule or regulation.

         (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under these Articles to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

                                   ARTICLE 10

      Representations and Warranties of the Partners and Power of Attorney

Section 10.1.     Representations of the Limited Partners

         Each Limited Partner has made the representations, warranties, certifications, covenants, designations and agreements set forth in the subscription agreement or agreements or the assignment or assignments of limited partnership interest pursuant to which he acquired limited partnership interests in one or more of the Predecessor Partnerships (the "acquisition instrument(s)"), which representations, warranties, certifications, covenants, designations and agreements, including without limitation the designation of the General Partner (and its duly authorized agents) as the Limited Partner's attorney-in-fact for the purposes and to the full extent provided in the acquisition instrument(s), are hereby incorporated into these Articles.

         Each Limited Partner represents, warrants, covenants and agrees as follows:

         (a) His direct and indirect interests in federal oil and gas leases, applications and offers therefor and options do not exceed 246,080 acres in any state, of which no more than 200,000 acres are under option, nor do they exceed 300,000 acres in each of the northern and southern leasing districts of Alaska, of which no more than 200,000 acres are held under option in either leasing district.

         (b) He is (i) an individual citizen of the United States over 21 years of age or (ii) a corporation organized under the laws of the United States or of any state or territory thereof or a partnership or other association organized under such laws all of the members of which are such citizens of such age, which corporation or association is authorized and otherwise duly qualified to hold federal and other oil and gas leases, other real and personal property and interests therein or (iii) a fiduciary that would qualify under (i) or (ii) above and that is acting for beneficiaries that would so qualify or are non-alien minors. A corporate Limited Partner further certifies that to the best of its knowledge, not more than 10% of the voting stock, and of all the stock, is owned or controlled by citizens or countries that deny to U.S. citizens privileges to own stock in corporations holding oil and gas leases similar to the privileges of non-U.S. citizens to own stock in corporations holding an interest in federal oil and gas leases.

         (c) Except as disclosed in a separate schedule previously delivered to the General Partner, he does not hold or own, within the meaning of ss. 318 of the Code, any Enex Resources Corporation common stock, warrants or any other securities convertible into common stock. He further covenants that he shall not, directly or indirectly, acquire any more of such stock or other securities of the General Partner or any of its affiliates without the General Partner's prior written consent and agrees to advise the General Partner in writing promptly after the disposition of any stock or securities listed in the aforementioned schedule or thereafter acquired with the prior written consent of the General Partner.

         (d) He certifies under penalty of perjury that (1) the Social Security or taxpayer Identification Number previously reported to the General Partner is his true, correct and complete Social Security or Taxpayer Identification Number and (2) he is not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified him that he is no longer subject to backup withholding.

         (e) He will not file a statement under Code Section 6224(c)(3)(B) prohibiting the tax matters partner from entering into a settlement on his behalf with respect to partnership items and the General Partner is authorized to file with the Internal Revenue Service pursuant to Code ss. 6224(b) a copy of these Articles and any other document necessary to perfect the Limited Partner's waiver of rights hereunder. In addition, he hereby agrees that the General Partner shall be the person designated to maintain a master list of investors pursuant to Code ss. 6112 .
         (f) He will not take any action or acquire interests that would cause any of the representations, warranties, certifications, covenants, agreements and designations made in these Articles to be false if they were made at a later time.

Section 10.2.     Representations of the General Partner

     The General Partner represents and warrants to the Partnership and to each Limited Partner that:

         (a) based upon the  representations of the Unitholders made pursuant to
Section 10.1, the Unitholders do not own, directly or indirectly within the meaning of ss. 318 of the Code, individually or in

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



the aggregate, more than 20% of the stock of the General Partner or any of its affiliates as defined in ss. 1504(a) of the Code;

     (b) it has a net worth which is substantial, based upon the fair market value of its assets, and will use its best efforts to maintain such net worth;

         (c) the purchase of Units by the Limited Partners does not entail either a mandatory or discretionary purchase of, or option to purchase, any type of security of the General Partner or any of its affiliates as defined in
Section 1504(a) of the Code; and that it has no present plan or intention to offer any of its securities (or those of such affiliates) in exchange for the Units of any Limited Partner;

     (d) the organization and operation of the Partnership will be in accordance with these Articles and all applicable limited partnership laws;

         (e) the interest of the General Partner (or of all general partners taken together if more than one) in each material item of Partnership income, gain, loss, deduction or credit will be equal to at least one percent of each such item at all times during the existence of the Partnership; and

         (f) a creditor who makes a nonrecourse loan to a Partnership will not have or acquire at any time as a result of making such loan any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor.

Section 10.3.     Power of Attorney

         Each Unitholder hereby constitutes and appoints Enex (and its duly authorized agents) his true and lawful agent and attorney-in-fact (with full power to substitute another attorney in its place and to revoke such substitution) to make, execute, swear to and acknowledge, amend, file, record, deliver and publish in his name, place and stead in any way which he could do if personally present to the extent permitted by law:

                  (a) the Certificate or any amendment of the Certificate required or permitted to be filed on behalf of the Partnership pursuant to the Act or any similar instrument required or permitted to be filed or recorded under the statutes relating to limited partnerships under the laws of any jurisdiction in which the Partnership shall engage in business;

                  (b) a counterpart of these Articles executed for the purposes of adding a Limited Partner or Partners or a general partner or substituting as a Limited Partner an assignee or assignees of a Limited Partner pursuant to Article 8;

                  (c) all certificates, documents and other instruments necessary to qualify or continue the Partnership as a limited partnership (or partnership or partnership in commendam wherein the Unitholders have limited liability) in the jurisdictions where the Partnership may be doing business, including, but not limited to, any fictitious or assumed name certificate required or permitted to be filed by or on behalf of the Partnership and any amendments to such certificates, documents or instruments which shall be appropriate in such jurisdiction;

               (d) any other instrument which is now or which may hereafter be required by law to be filed for or on behalf of the Partnership;


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



                  (e) any offers to lease, leases, assignments and requests for approval of assignment, statement of citizenship, interest and holding, and any other instruments or communications now or hereafter required or permitted to be filed on behalf of the Partnership or the Partners in their capacities as such under any law relating to oil, gas or other mineral exploration or production interests in government lands;

                  (f) all assignments, conveyances and other certificates or other instruments evidencing the dissolution, termination or liquidation of the Partnership when such shall be appropriate, in each jurisdiction in which the Partnership shall do business;

                  (g) all certifications, requests for withholding adjustments, requests for credits or refunds and return of tax liability that the Partnership may be required or permitted to execute, acknowledge, swear to or file pursuant to the provisions of the Code;

                  (h) all documents for and agreements with the Internal Revenue Service to keep open the statute of limitations with respect to any Partnership items under examination by the Internal Revenue Service and to take any and all other action necessary or desirable to establish each Unitholder's liability for tax or withholding of tax, entitlement to a credit or refund of tax; and

                  (i) all instruments which the General Partner deems appropriate to reflect any amendment to these Articles, or modification of the Partnership, made in accordance with the terms of this Agreement or to carry out the purposes and business of the Partnership.

         The existence of this Power of Attorney shall not preclude execution of any such instrument by a Unitholder individually on any such matter. This is a limited Power of Attorney which may not be revoked and shall survive the assignment or transfer by a Unitholder of all or part of his Units in the Partnership and, being coupled with an interest, shall survive the death, dissolution, bankruptcy, incompetency or legal disability of a Unitholder to the extent that he may legally contract for such survival. This power may be exercised by a facsimile signature of one officer of the General Partner or any successors thereto or by listing all Unitholders for whom action is being taken pursuant to like Powers of Attorney next to the single signature of such officer. Any person dealing with the Partnership may conclusively presume and rely upon the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry and each Unitholder hereby agrees to be bound by any representations made by the General Partner acting in good faith pursuant to this Power of Attorney. Each Unitholder shall execute and deliver to the General Partner or any successor general partner of the Partnership within five days after the receipt of a request therefor by the General Partner or any such successor general partner such further designations, powers of attorney and other instruments as the General Partner or any such successor general partner shall reasonably deem necessary.

                                   ARTICLE 11

           Dissolution, Liquidation and Termination of the Partnership

Section 11.1.     Events Causing Dissolution

     (a) The happening of any one of the following events shall work an immediate dissolution of the Partnership:

                  (i)  the withdrawal of the General Partner pursuant to
                       Section 9.5;


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



                  (ii)     the removal of the General Partner pursuant to
                           Section 8.6;

                  (iii) any other event of withdrawal (as defined in the Act) of the General Partner;

                  (iv) the sale of all or substantially all the assets of the Partnership;

                  (v) the affirmative vote of a majority in interest of the Limited Partners to dissolve the Partnership;

                  (vi) the expiration of the term of the Partnership as provided in Section 2.5;

                  (vii) the entry of a court order or judgment of dissolution; or

                  (viii) any other event which would cause a dissolution under the Act;

provided, however, that the Partnership shall not be dissolved (and shall not be required to be wound up pursuant to Section 11.2) by reason of an event described in clauses (i), (ii) or (iii) above (each, an "Event of Withdrawal") if, (A) at the time of the Event of Withdrawal there is at least one other general partner who agrees to carry on the business of the Partnership or (B) within ninety (90) days following the Event of Withdrawal, all the remaining Partners agree in writing to continue the business of the Partnership and to the appointment of a successor General Partner pursuant to Paragraph (b) of this
Section 11.1.

         (b) Upon the  happening of an Event of  Withdrawal at a time when there is no other general partner who agrees to carry on the business of the Partnership, the Limited Partners shall have the right, exercisable in accordance with the provisions of Sections 8.6 and 8.7, but only within ninety
(90) days after the Event of Withdrawal, to agree in writing to continue the Partnership's business and to the appointment of a successor General Partner. Such successor General Partner shall be considered appointed upon payment to the Partnership of the contribution to the capital of the Partnership designated by the Limited Partners and execution of an appropriate amendment to the Certificate. If the requisite agreement is not obtained within such time period, the Partnership shall be wound up and terminated pursuant to Section 11.2.

         (c) The selection of a successor  General Partner pursuant to Paragraph
(b) of this Section 11.1 shall relieve Enex of the responsibilities of General Partner and the successor General Partner shall be required to make arrangements satisfactory to Enex to remove Enex from personal liability on any existing or future Partnership liabilities or to indemnify Enex against any such liabilities and these Articles and the Certificate shall be amended to name the successor General Partner as General Partner.

         (d) Anything to the contrary in these Articles notwithstanding, a successor General Partner selected by the Limited Partners pursuant to the provisions of Paragraph (b) of this Section 11.1 shall not acquire any interest in the Partnership's profits, losses, deductions or credits, or any distributive interest in the Partnership's properties on dissolution, solely by reason of becoming a successor General Partner. In the event that a successor General
Partner is selected, Enex may retain all of its Units and, as its general partner's interest, that portion of Partnership revenues (net of allocable Operating Costs) represented by a fraction not to exceed Enex's percentage interest in Partnership revenues having as its numerator the total funds expended by the Partnership and the Predecessor Partnerships and allocated to the General Partner and as its denominator the total funds expended by the Partnership and the Predecessor Partnerships. The remainder of Enex's original general partner's interest in the Partnership but in any event not less than 20% of such interest, shall be offered for sale first to the successor General
Partner and, to the extent such offer is not accepted by the successor General Partner, to the Partnership. The purchase price shall be based

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



upon an evaluation by an Independent Expert, which shall be selected by mutual agreement of both Enex and the successor General Partner. In the event they are unable so to agree, a member of the American Arbitration Association designated by Enex shall select the firm, which selection shall be binding on both parties. The purchase price of the interest to be sold shall be determined by such firm on the same basis as that used in determining the purchase price for Units pursuant to Article 6.

         (e) If the successor General Partner or the Partnership or either of them have not purchased any portion of Enex's general partner's interest within sixty (60) days after the successor General Partner's appointment, then promptly thereafter there shall be distributed to Enex in lieu of its general partner's interest in the Partnership:

                  (i) a fractional undivided share of all of the Partnership's working interests and other Partnership properties equal to its percentage interest in Partnership revenues, subject to its allocable portion of the mortgages or other burdens, if any, on such properties; and

                  (ii) an amount in cash equal to its percentage interest in Partnership revenues, multiplied by the value of all other Partnership assets then on hand, less a proportionate share of unsecured Partnership indebtedness, if any, with the value of such assets being determined on the same basis as the purchase price of Units pursuant to
         Article 6.

In the event the successor General Partner or the Partnership or either of them has purchased a portion of Enex's general partner's interest, then the percentage share of other properties and of cash distributable to Enex pursuant to this Paragraph (e) shall be reduced proportionately.

         (f) Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's Certificate has been canceled and the assets of the Partnership have been distributed as provided in Section 11.2.

         (g) Except for the right of this Partnership to use the present Partnership name, the right to use or grant the use of the name "Enex", "Enex Resources" or derivations thereof shall remain exclusively that of Enex Resources Corporation.

Section 11.2.     Liquidation

         (a) If the Partnership shall be dissolved for any reason, no further business shall be conducted by the Partnership except for the taking of such action as shall be necessary for the preservation of Partnership property, to conduct an accounting of the Partnership's assets, liabilities and operations to the date of dissolution, for the winding up of the affairs of the Partnership and for the distribution of its assets to the Unitholders pursuant to the provisions of this Section. Upon such dissolution, the General Partner, or, if the Partnership be dissolved by reason of an Event of Withdrawal of the General Partner, such other Person as may be elected by the Limited Partners in accordance with the provisions of Sections 8.6 and 8.7, shall act as liquidator. The liquidator, whether the General Partner or another Person, may be paid a reasonable fee for acting as such. The liquidator shall have full power to sell, assign and encumber any or all of the Partnership assets.

         (b) Upon the winding up and termination of the business and affairs of the Partnership, its assets shall, to the extent practicable, be sold, the proceeds allocated to the Partners in accordance with Article 4 hereof and the Partners' capital accounts adjusted accordingly. Such proceeds and remaining assets shall be subsequently distributed as follows:

                  (i) all of the Partnership's debts and liabilities to Persons other than the Partners and Unitholders shall be paid and discharged in their order of priority, as provided by law;

                  (ii) all of the Partnership's debts and liabilities to the Partners and Unitholders shall be paid and discharged;

                  (iii) any unused contributions to the capital of the Partnership shall be distributed to the contributing Partners and Unitholders; and

                  (iv) any remaining cash and other assets of the Partnership shall be distributed to the Partners and Unitholders in proportion to and in payment of the positive balances in their respective capital accounts, with the effect of bringing such capital accounts to zero. If the General Partner has a deficit in its capital account, it shall be required to restore such account to a zero balance. The restoration of any such deficit must be made by the end of the taxable year in which the liquidation occurs or, if later, within 90 days after the date of such liquidation.

         (c) A Unitholder shall look solely to the assets of the Partnership for the return of his capital investment, and if Partnership properties and other Partnership assets remaining after the payment or discharge of the debts and liabilities of the Partnership are insufficient to return his capital investment, he shall have no recourse against the General Partner or any liquidator or other Unitholder. The General Partner may, if it so desires, purchase Partnership properties or other Partnership assets upon liquidation at the greater of the highest possible bona fide offer received therefor or the value thereof as determined by an Independent Expert and/or other appropriate independent appraiser(s) selected by the General Partner or other liquidator, as the case may be, in its sole discretion; provided at least 15 days advance notice of such proposed sale has been given to the Unitholders.

                                   ARTICLE 12

           Right of The General Partner to Conduct Similar Operations

         Neither the General Partner nor any of its affiliates is required to devote its exclusive efforts toward activities in which the Partnership participates. Subject to the provisions of Section 9.2, the General Partner or its affiliates shall have the right to acquire, explore, develop and produce oil, gas and other mineral properties and to develop and manage and operate additional oil, gas and other mineral properties acquired at any time.
Furthermore, the General Partner is not prevented from engaging in other business transactions with purchasers of Partnership production, which transactions may be facilitated by such sales.

                                   ARTICLE 13

                                   Amendments

Section 13.1.     Proposal and Adoption of Amendments Generally

         (a) Proposed amendments to these Articles shall be adopted pursuant to the provisions of Sections 8.6 and 8.7; provided, however, that no amendment may, without the prior written approval of all Partners, (i) enlarge the obligations of any Partner under these Articles, (ii) enlarge the liability of the General Partner to the Unitholders, (iii) result in the loss of any Limited Partner's limited liability, (iv) amend this Article 13 or Articles 4, 5, 6 or 7 of these Articles, or (v) adversely affect the Partnership's status as a "partnership" for federal income tax purposes. The date of adoption of an amendment pursuant to this Article 13 shall be the date on which the General Partner shall have received the requisite consent of the Limited Partners. Any proposed amendment which is not adopted may be resubmitted. In the event any proposed amendment is not adopted, any written consent received with respect thereto shall become void and shall not be effective with respect to any resubmission of the proposed amendment.

         (b) The General Partner shall, within a reasonable time after the adoption of any amendment to these Articles, make any filings or publications required or desirable to reflect such amendment, including any required filing for recordation of any amendment to the Partnership's Certificate or other instrument or similar document.

Section 13.2.     Amendments on Admission or Withdrawal of Partners

         (a) If these Articles or the Certificate shall be amended to reflect the admission, substitution or withdrawal of a Limited Partner, the amendment shall be signed by the General Partner and the person to be substituted or added or his attorney-in-fact.

         (b) If these Articles or the Certificate shall be amended to reflect the removal or withdrawal of the General Partner and the continuation of the business of the Partnership and the admission of a successor General Partner or the admission of a substituted general partner, such amendment shall be signed by the original General Partner, the Limited Partners or their attorney(s)-in-fact and the successor General Partner or substituted General Partner.

         (c) If the Certificate shall be amended to reflect the withdrawal or admission of a Partner, such amendment shall be signed by the party or parties required by the Act.

Section 13.3.     Amendments Relating to Preservation of Limited Liability

         (a) The General Partner shall have the authority to amend these Articles without any vote or other action by the Limited Partners for the sole purpose of forming, qualifying or continuing the Partnership as a limited partnership  (or  a  partnership  or  partnership  in  commendam  in  which  the
Unitholders have limited liability) in all jurisdictions in which the Partnership conducts or plans to conduct business.

         (b) The General  Partner  shall have the power and  authority  to amend
Article 8 to provide for and allow the automatic substitution of a deceased Limited Partner's heirs or devisees as Substituted Limited Partners in accordance with the Act and Article 2882 of the Civil Code of the State of Louisiana; provided, however, the General Partner's power and authority to make such amendment is conditioned upon the Partnership having first received a ruling from the Internal Revenue Service or an opinion of tax counsel, acceptable to the General Partner, that such amendment will not cause the Partnership to lose its classification as a partnership for federal income tax purposes. The General Partner may elect to cause or not to cause the Partnership to be qualified as a partnership in commendam if the Partnership does not receive the ruling from the Internal Revenue Service or such opinion of tax counsel required above. If such a ruling or opinion is obtained, the General Partner will proceed to effect the above stated amendment to these Articles pursuant to the power of attorney contained in these Articles prior to causing the Partnership to conduct business in the State of Louisiana. If such a ruling or opinion is not obtained, the General Partner will not amend these Articles but, in its discretion, may cause the Partnership to be qualified as a partnership in commendam if the General Partner determines the potential risk to the Partnership to be acceptable.

Section 13.4.     Amendments Without Approval by Limited Partners

         In addition to any amendments otherwise authorized in these Articles, these Articles may be amended from time to time by the General Partner without the consent of any of the Limited Partners (i) to add to the representations, duties or obligations of the General Partner, or to surrender any right or power granted to the General Partner, for the benefit of the Limited Partners, (ii) to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision, to correct any typographical errors or to make any other provisions with respect to matters or questions arising under these Articles which will not be inconsistent with the provisions of these Articles, and (iii) to delete or add any provisions from or to these Articles required to be so deleted or added by the Securities and Exchange Commission or any other federal agency or by a state "blue sky" commissioner or similar official, which addition or deletion is deemed by the Commission, or such agency or official to be for the benefit or protection of the Unitholders; provided, however, that no amendment shall be adopted pursuant to this Section 13.4 unless the adoption thereof (i) is for the benefit of or not adverse to the interests of the Limited Partners, (ii) is consistent with Article 9, (iii) does not alter the respective aggregate interest of the General Partner or the Limited Partners in profits or losses or in cash distributions of the Partnership; and (iv) does not, in the opinion of counsel to the Partnership, by its terms, adversely affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

                                   ARTICLE 14

                            Miscellaneous Provisions

Section 14.1.     Notices

         All notices or other communications required or permitted to be given pursuant to these Articles shall be in writing and shall be considered as properly given or made if mailed from within the United States by first class mail, postage prepaid, or if telegraphed, by prepaid telegram, and addressed, if to the General Partner, to Enex Resources Corporation, 800 Rockmead Drive, Suite 200, Three Kingwood Place, Kingwood, Texas 77339, and if to a Unitholder, to the address set forth in the records of the Partnership. Any Unitholder may change his address by giving notice in writing to the General Partner, and the General Partner may change its address by giving such notice to all Partners. Any such newly designated address shall be such Partner's or Unitholder's address for the purpose of all notices or other communications required or permitted to be given pursuant to these Articles ten days after notice is given.

Section 14.2.     Exchange Offers

         Any offer made by, or at the direction of, the General Partner or any of its Affiliates to Limited Partners to exchange their interests in the Partnership for another security shall be governed by (i) the provisions of the North American Securities Administrators Association, Inc. Guidelines for the Registration of Oil and Gas Programs or comparable regulations or guidelines adopted by state securities administrators as in effect at the time of such offer and (ii) any other federal or state registration requirements in effect at the time of such offer.

Section 14.3.     Binding Provisions

         The covenants and agreements contained in these Articles shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

Section 14.4.     Applicable Law

         These Articles shall be construed and enforced in accordance with the laws of the State of New Jersey without reference to the principles of conflicts of laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 14.4.

Section 14.5.     Execution and Counterparts

         Subject to acceptance by the General Partner, execution of any instrument the execution of which, by its terms, is intended to constitute execution of these Articles (an "Execution Instrument"), shall constitute execution of these Articles for all purposes. These Articles and each such Execution Instrument (all of which are hereby expressly incorporated by reference with the same effect as if set forth at length herein) may be executed in several counterparts, all of which together shall constitute one binding agreement on all parties hereto, notwithstanding that all parties have not signed the same counterpart, except that no counterpart shall be binding unless signed by the General Partner. Any signature may be by an attorney-in-fact.

Section 14.6.     Severability of Provisions

         If for any reason any provision of these Articles which is not material to the purpose or business of the Partnership is determined to be invalid and contrary to any existing or future law or governmental regulation, such invalidity shall not impair the operation of or affect those portions of these Articles that are valid.

Section 14.7.     Entire Agreement

         These Articles and the aforementioned Execution Instruments constitute the entire agreement among the parties relating to the Partnership. These Articles supersede any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth in these Articles.

Section 14.8.     Gender and Number

         The gender and number used in these Articles are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, or are corporate or other form, and the singular shall likewise include the plural.

Section 14.9.     Headings

         Article and Section titles are for descriptive purposes only and shall not control or alter the meaning of these Articles as set forth in the text.

Section 14.10. Partition

         Each party waives the benefit of any provisions of law which may provide for partition of real or personal property and agrees that he will not resort to any action at law or in equity to partition any property subject to these Articles.

         IN WITNESS WHEREOF, these Amended Articles of Limited Partnership have been executed on this _____ day of ______________, 199___.


                                      GENERAL PARTNER
                                       Enex Resources Corporation

ATTEST:


                                      By
(Assistant) Secretary
                                                   (Vice) President


                                       ADDITIONAL LIMITED PARTNERS
                                       By Enex Resources Corporat ion, as
                                       attorney-in-fact for each of the Limited
                                       Partners pursuant to a power of attorney in its possession which authorizes it to execute the foregoing instrument.

ATTEST:


                                    By
(Assistant) Secretary
                                                (Vice) President



                                    WITHDRAWING (ORIGINAL) LIMITED
                                     PARTNER




                                    Enex L.P. Corp.

ATTEST:






                                    By
        (Assistant) Secretary           (Vice) President

                            OATHS AND ACKNOWLEDGMENTS


                                     }
STATE OF TEXAS
                                        SS.:
COUNTY OF MONTGOMERY


      On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex Resources Corporation ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Amended Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

      This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                     -----------------------------------------
                                                    Notary Public

My Commission Expires:

                                     }
STATE OF TEXAS
                                        SS.:
COUNTY OF MONTGOMERY

      On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex Resources Corporation ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Amended Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, which executed the Articles as attorney-in-fact for each limited partner whose name is set forth on Schedule A to the Articles pursuant to each such limited partner's power of attorney, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

      This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                            ---------------------------------
                                                       Notary Public

My Commission Expires:


                                     }
STATE OF TEXAS
                                        SS.:
COUNTY OF MONTGOMERY


      On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex L.P. Corp. ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

      This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                           -----------------------------------
                                                        Notary Public

My Commission Expires:

                                                                      APPENDIX C

                              PLAN OF CONSOLIDATION
                                       OF
             ENEX OIL & GAS INCOME PROGRAM LIMITED PARTNERSHIPS AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS
                                      INTO
                        ENEX CONSOLIDATED PARTNERS, L.P.

                               ------------------


         Capitalized terms used herein shall have the same meaning as defined and used in the Prospectus/Proxy Statement of Enex Consolidated Partners, L.P. (the "Consolidated Partnership"), to which this Plan of Consolidation is annexed as Appendix C.

         This Plan of Consolidation ("Plan") is intended to accomplish the following:

              1. The adoption by the requisite majority in interest of the "limited partners" (as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION--Terms of the Consolidation -- Partnership Voting Requirements and Rights") of some or all of the 34 limited partnerships listed in Table A in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - Partnerships Subject to Consolidation" of this Plan and of amendments to each Partnership's certificate and agreement of limited partnership, as set forth in Appendix D to the Prospectus/Proxy Statement; provided, however, that Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to a simultaneous exchange offer made by the Consolidated Partnership to the limited partners, have an aggregate exchange value of $10 million or more approve both the Consolidation and the related Partnership Agreement amendments.

              2. The execution and delivery of (i) the Consolidation Agreement in the form annexed hereto as Exhibit I and incorporated herein by reference by the Consolidated Partnership and each Partnership the limited partners of which adopt this Plan of Consolidation ("Participating Partnerships") and thereby participate in the proposed Consolidation and (ii) the Amended Articles of Limited Partnership of the Consolidated Partnership in the form annexed to the Prospectus/Proxy Statement as Appendix B.

              3. The transfer to the Consolidated Partnership, pursuant to the Consolidation Agreement, of all of the Participating Partnerships' properties and assets, subject to all of their debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements, which shall be assumed by the Consolidated Partnership, in exchange for the issuance by the Consolidated Partnership of units of limited partnership interest in the Consolidated Partnership ("Units") to the Participating Partnerships in amounts based upon the exchange value of each Participating Partnership's net assets as set forth in Table B - Consolidation Schedule -Composition of Exchange Values in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - The Consolidation Schedule."

              4. The dissolution and termination of each Participating Partnership pursuant to its certificate and agreement of limited partnership, as amended pursuant to this Plan, whereupon no further business shall be done by such Participating Partnership and no further obligations shall be incurred on any such Participating Partnership's behalf except for the consummation of the termination, liquidation, and winding up of its affairs as provided herein or in its certificate and agreement of limited partnership, as amended.

              5. The distribution (i) to each limited partner of each of the Participating Partnerships (including the General Partner with respect to its ownership of Interests) of a number of Units equal to such limited partner's ratable share of the Units received by such
         Partnership of which he is a limited partner in exchange for such limited partner's Interests in such Participating Partnership and (ii) to the General Partner of a number of Units equal to the number of Units received by each Participating Partnership in exchange for the cancellation of such Participating Partnership's indebtedness to the General Partner, as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values--Indebtedness to the General Partner" .

         This Plan, its implementation and consummation, are subject to the terms and conditions set forth in the Prospectus/Proxy Statement and the Consolidation Agreement.

         The General Partner, upon the adoption of this Plan, subject to its fiduciary duty and obligations to the limited partners of the Partnerships, is hereby authorized on behalf of each of the Participating Partnerships and is hereby granted specific authority to do all acts and things in the name of each of the Participating Partnerships necessary or appropriate in order to carry out this Plan, perform the Consolidation Agreement and complete the dissolution, winding up and termination of each Participating Partnership in accordance with this Plan and its certificate and agreement of limited partnership, as amended, including the execution and delivery of the Consolidation Agreement and such other agreements, certificates, documents, assignments and conveyances, and other instruments as may, in the General Partner's sole discretion, be required in order to effectuate and implement the foregoing.

                                                         EXHIBIT I to APPENDIX C

                             CONSOLIDATION AGREEMENT

         THIS AGREEMENT dated as of , 1997 among ENEX CONSOLIDATED PARTNERS, L.P., a limited partnership formed under the laws of the State of New Jersey (the "Consolidated Partnership"), those ENEX OIL & GAS INCOME PROGRAM LIMITED PARTNERSHIPS AND ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS that have executed this Agreement or a counterpart hereof (the "Participating Partnerships") and ENEX RESOURCES CORPORATION, a Delaware corporation and the general partner of the Consolidated Partnership and the Participating Partnerships (the "General Partner").

                                    RECITALS


         This Agreement sets forth the terms upon which the Consolidated Partnership will acquire the operations and assets of the Participating Partnerships in exchange for units of limited partnership interest in the
Consolidated Partnership ("Units"), if all of the conditions of the Consolidation are met. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as defined and used in the Prospectus/Proxy Statement of the Consolidated Partnership dated April 7, 1997 (the "Prospectus/Proxy Statement").


         The General Partner has submitted to the limited partners of each of the Participating Partnerships for their approval a proposal to adopt the Plan of Consolidation (the "Plan") to which this Agreement is annexed as an Exhibit and a proposal to amend their certificates and agreements of limited partnership, as set forth in Appendix D to the Prospectus/Proxy Statement (the "Amendments").

         Pursuant to the Plan, which, together with the Amendments, has been adopted by the limited partners of each of the Participating Partnerships, each of the Participating Partnerships has amended its certificate and agreement of limited partnership in order to consolidate its operations and assets into the Consolidated Partnership and thereafter to dissolve and terminate.

                                    AGREEMENT

         In  consideration  of  the  mutual  promises   contained  herein,   the
Consolidated Partnership, the Participating Partnerships and the General Partner hereby agree as follows:

                                    ARTICLE I
                              ACQUISITION OF ASSETS

         1.1 Transfer of Assets. Each Participating Partnership shall assign, convey, transfer and deliver to the Consolidated Partnership and the Consolidated Partnership shall accept from each Participating Partnership, effective as of the last day of the month during which the limited partners of the Participating Partnerships approve the Plan of Consolidation, at 11:59 P.M. local time at the location of each property and asset (the "Effective Date"), or such other date and time as may be agreed upon by the Consolidated Partnership and such Participating Partnership, all of the properties and assets of each Participating Partnership, without limitation and wherever situated (such properties and assets being hereinafter referred to as the "Assets"), including:

              (a) all  interests in and rights in respect of oil,  gas,  mineral and related properties and assets of any kind and nature, direct or indirect, including working interests, royalties, overriding royalties, production payments, other non-working interests and non-operating interests, contract rights, debt instruments, and equity interests in joint ventures, partnerships, corporations and other entities, including but not limited to common and preferred stock, debentures, bonds and other securities of every kind and nature and unrelated assets coincidentally acquired in connection with the acquisition of the foregoing assets; all interests in and rights in respect of oil, gas and other minerals and hydrocarbons or revenues therefrom and all contracts in connection therewith and claims and rights thereto (including without limitation all oil and gas leases and interests thereunder, mineral leases and interests thereunder, surface interests, fee interests, reversionary interests, royalties, overriding royalties, reservations and concessions), all easements, rights of way, licenses, permits, leases and other interests associated with, appurtenant to or necessary for the operation of any of the foregoing, and all interests in equipment and machinery (including without limitation well equipment and machinery), oil and gas transmission or storage facilities (including

                                      C-I-1
         without limitation tanks, tank batteries, pipelines and gathering systems), camps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to or necessary for the operation of any of the foregoing, all of which assets are hereinafter referred to as the "Oil and Gas Interests";

              (b) all pipe, fittings, supplies, inventory, materials, machinery, equipment and other tangible personal property and fixtures not included in the Oil and Gas Interests;

              (c) all title opinions and reports, abstracts of title, status reports, leases, deeds, unitization agreements, pooling agreements, operating agreements, division orders, transfer orders, permits, certifications, licenses, participation agreements, partnership agreements, and other contracts, agreements, documents and instruments pertaining in any manner to the Oil and Gas Interests or any other Assets, to the operations thereof, to the title thereto, or to any other aspect of the business of the Participating Partnerships, and all rights of the Participating Partnerships under all of such leases, deeds, orders, permits, certifications, licenses, agreements, contracts and other documents and instruments;

              (d) all production records, maps, engineering data, geological and geophysical data, logs and similar material;

              (e) all books of account, ledgers, files and other records and data pertaining in any manner to any of the Assets or the operation thereof, or to any other aspect of the business of the Participating Partnerships;

              (f) all claims, rights, warranties, covenants, representations and causes of action (including without limitation those from or with respect to predecessors in title or interest of the Participating Partnerships) which relate to any of the Assets; and

              (g) all cash, accounts receivable, prepaid expenses, investments and other assets of the Participating Partnerships.

         1.2 Encumbrances. All Assets transferred pursuant to Section 1.1 hereof shall be transferred subject to all liens, claims and encumbrances burdening the Assets at the Effective Date, including but not limited to mortgages, security interests, royalties, overriding royalties, production payments, contract rights, reversionary interests, easements, rights of way, licenses, permits, unitization and pooling agreements, operating agreements and other contracts and agreements pertaining in any manner to the Oil and Gas Interests.

                                   ARTICLE II
                            CONSIDERATION FOR ASSETS

         2.1 Units of Limited Partnership Interest in the Consolidated Partnership. As consideration for the Assets of each Participating Partnership, at the Closing (as defined in Section 5.2 hereof) the Consolidated Partnership shall issue to each Participating Partnership the number of Units in the Consolidated Partnership determined in accordance with the provisions described in the section of the Prospectus/Proxy Statement captioned "THE PROPOSED CONSOLIDATION" and the Amended Articles of Limited Partnership of the Consolidated Partnership shall provide for the allocation of Consolidated Partnership's costs and revenues in the manner described in the section of the
Prospectus/Proxy        Statement        captioned       "THE       CONSOLIDATED
PARTNERSHIP--Participation in Costs and Revenues." The manner of the disposition of Units to the Partners of each Participating Partnership shall be as set forth in the Prospectus/Proxy Statement and in accordance with the certificates and agreements of limited partnership of the Participating Partnerships.

         2.2 Assumption of Debts and Liabilities by the Consolidated Partnership. In connection with the transfer of the Assets described in Section 1.1, the Consolidated Partnership shall assume and pay, perform, fulfill and discharge all of the debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of each Participating Partnership, whether direct or contingent, and indemnify each Participating Partnership against the liabilities and losses described in the Assumption and Indemnification Agreement referred to in Section 5.2 below.

                                      C-I-2

         2.3 Dissenters' Rights. A limited partner of a Participating Partnership who votes against approval of the Consolidation may demand cash in lieu of Units in an amount equal to the exchange value of such limited partner's Interests (subject to adjustment as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Dissenters' Rights") pursuant to the following terms and conditions. Failure to take any action required below will result in a termination or waiver of a limited partner's dissenters' rights.


              1. A limited partner electing to exercise  dissenters' rights must
         (a) deliver to Deloitte & Touche, LLP, before the limited partners vote on the Plan of Consolidation, a written notice of intention to demand a cash payment (a "Dissenter's Notice") that is made by or on behalf of the person who is the limited partner of record of the Interests for which such dissenters' rights are demanded and (b) vote AGAINST approval of the Plan of Consolidation. The demand must be delivered to Deloitte & Touche, LLP at the address indicated on the enclosed return envelope. A Proxy and Ballot simply voting against approval of the Plan of Consolidation does not constitute a Dissenter's Notice. A limited partner intending to exercise dissenters' rights must do so by a separate written Dissenter's Notice that reasonably informs Deloitte & Touche, LLP of the identity of the limited partner of record and of such limited partner's intention to demand cash for his Interests. Because a Proxy and Ballot left blank will be voted FOR approval of the Plan of Consolidation, a limited partner electing to exercise dissenters' rights who votes by proxy must not leave the Proxy and Ballot blank but must vote AGAINST approval of the Plan of Consolidation.


              2. Only the limited partner of record of Interests is entitled to demand dissenters' rights for the Interests registered in that limited partner's name. The Dissenter's Notice must be executed by or for the limited partner of record, fully and correctly, as the limited partner's name appears on the Proxy and Ballot mailed to the limited partner. If the Interests are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, the Dissenter's Notice should be executed in that capacity. If the Interests are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissenter's Notice should be executed by or for all owners. An authorized agent, including one of two or more joint owners, may execute the Dissenter's Notice for a limited partner of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the Dissenter's Notice, the agent is acting as agent for the owner or owners of record.


              3. On or about the twentieth (20th) day prior to the date of the Meetings, the General Partner will adjust the amounts to be paid to dissenting limited partners and send a notice to each limited partner of the amount per $500 limited partnership interest that will be paid to dissenting limited partners of each Partnership who perfect their dissenter's rights in accordance with the terms and conditions set forth in this section, together with a new Proxy and Ballot for limited partners who wish to change their vote and elect to exercise these rights. Limited partners wishing to change their vote with respect to the Consolidation and exercise their dissenter's rights must submit a Dissenter's Notice and a revised Proxy and Ballot to Deloitte & Touche, LLP before the limited partners vote on the Plan of Consolidation at the Meetings. The address for this purpose is indicated on the enclosed return envelope.


              4. Within thirty (30) days after the effective date of the Consolidation (the "Effective Date"), the General Partner will send a notice of the effectiveness of the Consolidation to each limited partner of a Participating Partnership who satisfied the foregoing conditions prior to the vote of the limited partners at the Meetings.


              5. Each such limited partner may deliver to Deloitte & Touche, LLP a written demand for a cash payment for his Interests (a "Dissenter's Demand") at any time thereafter and before the expiration of 120 days after the Effective Date. Limited partners seeking to exercise dissenters' rights should not assume that the General Partner will issue a check in the absence of receipt of a Dissenter's Demand within the permitted time period. Accordingly, LIMITED PARTNERS SHOULD INITIATE ALL NECESSARY ACTION TO PERFECT THEIR DISSENTERS' RIGHTS WITHIN THE TIME PERIODS PROVIDED FOR ABOVE.


                                      C-I-3

              6. A limited partner will lose the right to receive cash in lieu of Units if no Dissenter's Demand from him is received by Deloitte & Touche, LLP within 120 days after the Effective Date, or if a limited partner delivers to Deloitte & Touche, LLP a written withdrawal of such limited partner's Dissenter's Demand and an acceptance of the Consolidation, except that any such attempt to withdraw made more than 60 days after the Effective Date requires the General Partner's written approval. If dissenters' rights are not perfected or a demand for dissenters' rights is withdrawn, a limited partner will be entitled to receive the consideration otherwise payable pursuant to the Plan of Consolidation, (i.e., Units issued by the Consolidated Partnership).


         The General Partner determined to provide dissenters' rights in order to give limited partners of participating Partnerships who do not wish to participate in the Consolidation the opportunity to receive the exchange value of their interests in cash instead of Units.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                         THE PARTICIPATING PARTNERSHIPS

         Each of the Participating Partnerships represents and warrants as follows with respect to such Participating Partnership:

              (a) Such Participating Partnership has all requisite power and authority to own, operate and lease its properties and other assets, to carry on its business as now being conducted in the place or places where such properties and other assets are now owned or leased or such business is now conducted and to enter into and perform all of the provisions of this Agreement.

              (b) The balance sheets of such Participating Partnership at December 31, 1995 and 1994, as included in the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships and the notes thereto, examined by Deloitte & Touche, independent certified public accountants, and the unaudited balance sheets of such Participating Partnership at September 30, 1996 and 1995, as included in the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, fairly present such Participating Partnership's financial condition as of such dates and, to the General Partner's best information, knowledge and belief, are complete and correct in all material respects, and such balance sheets show all of the material liabilities and commitments, direct and contingent, of such Participating Partnership as of such dates.

              (c) The statements of operations of such Participating Partnership as included in the combined statements of operations of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, for the fiscal years ended December 31, 1995 and 1994 and the notes thereto, examined by the aforesaid independent certified public accountants, and the unaudited statements of operations of such Participating Partnership included in the compilation for the nine month periods ended September 30, 1996 and 1995 included in the combined statements of operation of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, fairly present the results of such Participating Partnership's operations for those periods and, to the General Partner's best knowledge, information, and belief, are complete and correct in all material respects.

              (d) The books of account of such Participating Partnership fairly and in all material respects reflect such Participating Partnership's income, expenses, assets, liabilities and commitments since December 31, 1995, in accordance with generally accepted accounting principles consistently applied. Such Participating Partnership has conducted its operations according to the ordinary and usual course of business and has paid all of its obligations as they have become due.

              (e) Such Participating Partnership does not have any material liabilities, obligations, commitments or debts, whether direct or contingent, which are not disclosed in the financial statements and books of account referred to above.


                                      C-I-4

              (f) To the best of the General  Partner's  knowledge,  information and belief, such Participating Partnership has good title to substantially all of the value of its Oil and Gas Interests which were used in determining the exchange value of such Participating Partnership. The term "good title" means title which generally would be acceptable for oil and gas properties in the particular area where the applicable properties are located for the particular type of properties involved (e.g., producing or nonproducing). The term "good title" includes title subject to defects and irregularities which are not likely to interfere materially with the benefit and enjoyment of production from the properties or which, in accordance with generally prevailing standards of the oil and gas industry, can reasonably be accepted in light of the value of the properties affected.

              (g) Since the acquisition of such Participating Partnership's Oil and Gas Interests on behalf of such Participating Partnership, said Oil and Gas Interests have been administered and maintained (and, to the extent that the General Partner has acted as operator thereof, operated) by the General Partner on behalf of such Participating Partnership in a reasonable manner and in accordance with generally prevailing standards of the oil and gas industry.

         The warranties and representations made herein shall remain in effect until, but shall not survive, the Closing.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.1 Conditions. The following requirements are conditions precedent to completion of the consolidation:

         The Consolidation will not take place unless

              a. the proposed Consolidation and the proposed amendments to each Partnership's certificate and agreement of limited partnership described in Appendix D to the Prospectus/Proxy Statement are approved by limited partners of Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to the exchange offer described in the Prospectus/Proxy Statement under "THE EXCHANGE OFFER", have an aggregate exchange value of $10 million or more;

              b. the Consolidation contemplated hereby shall not violate any order, decree or judgment of any court or governmental body having jurisdiction;

              c. no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the transaction, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent;

              d. all necessary governmental and third party permits, consents and other approvals have been obtained; and


              e. the representations and warranties of the Participating Partnerships contained in or given in connection with this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

         If one or more of the Partnerships that approve the Consolidation suffer a materially adverse development, and the withdrawal of such Partnership or Partnerships from the Consolidated Partnership would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either form the Consolidated Partnership without including the assets of the Partnership or Partnerships which suffer a materially adverse development or resolicit the limited partners of such Partnership or Partnerships and the limited partners of the Participating Partnerships and include such Partnership or Partnerships in the Consolidated Partnership if the requisite percentage of resolicited Partners approve the consolidation based upon exchange values which have

                                      C-I-5
been revised to give effect to the changed circumstances. If the exchange value of any Partnership determined at the time of transfer has decreased by less than 15% from the exchange value set forth herein, such decrease will not be deemed material. Conversely, any decrease in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its discretion, elect to cancel the consolidation if "dissenters' rights" (as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - Terms of the Consolidation - Dissenters' Rights") are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation or if, in its judgment, the Consolidation is rendered impracticable or inadvisable by pending or threatened legal action challenging or seeking to prevent the consummation of the Consolidation, war or other calamity or a material adverse change in general market or economic conditions.

         4.2 Benefit of Conditions. The conditions set forth in Section 4.1 are for the sole benefit of the Consolidated Partnership and may be waived, in whole or in part, by the General Partner on behalf of the Consolidated Partnership in its sole discretion in writing.

         4.3 General Partner's Determination Final. Any determination by the General Partner concerning the events and matters set forth in Section 4.1 above will be final and binding on all parties.

                                    ARTICLE V
                                     CLOSING

         5.1 Closing Date. The closing date with respect to each Participating Partnership shall be on the Effective Date, or thereafter on such other date and time as may be determined by the General Partner in its sole discretion.

         5.2 Closing. The closing of the proposed Consolidation and the transactions contemplated hereunder (the "Closing") shall be held at the offices of the General Partner at 800 Rockmead Dr., Kingwood, Texas or at such other place as may be designated by the General Partner. At the Closing:

              (a) Each Participating Partnership shall deliver to the Consolidated Partnership:

                 (i) such deeds,  assignments,  bills of sale,  conveyances  and other instruments necessary to convey, transfer and assign to the Consolidated Partnership good and marketable title to the Assets, and

                 (ii)exclusive  possession of all the Assets,  including without limitation the leases, agreements, maps, books, papers and other records of such Participating Partnership referred to in Section
              1.1 of this Agreement.

              (b) The Consolidated Partnership shall issue and deliver to each Participating Partnership the number of Units in the Consolidated Partnership determined in accordance with the provisions of Section 2.1 of this Agreement.

              (c) The Consolidated Partnership and each Participating Partnership shall execute and deliver to each other an assumption and indemnification agreement substantially in the form attached hereto as
         Exhibit I-A (the "Assumption and Indemnification Agreement").

         5.3 Independent Obligations. The obligation of each Participating Partnership that has executed this Agreement or a counterpart hereof to complete the Consolidation with respect to such Participating Partnership is independent of, and not conditioned upon, the execution of this Agreement or a counterpart hereof by any other Participating Partnership or the completion of the Consolidation with respect to such other Participating Partnership, except to the extent provided in Section 4.1.



                                      C-I-6

         IN WITNESS WHEREOF, this Agreement has been signed by the General Partner, the Consolidated Partnership and the Participating Partnerships, as of the date first written above.


ENEX RESOURCES CORPORATION                ENEX CONSOLIDATED PARTNERS, L.P.

                                          By:   ENEX RESOURCES CORPORATION
                                                  General Partner

By:                                                By:

Title:                                    Title:


ENEX PROGRAM I PARTNERS, L.P.           ENEX OIL & GAS INCOME PROGRAM II-7, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM II-8, L.P.ENEX OIL & GAS INCOME PROGRAM II-9, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM II-10, L.P. ENEX OIL & GAS INCOME PROGRAM III -
                                          Series 1, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM III -       ENEX OIL & GAS INCOME PROGRAM III -
Series 2, L.P.                            Series 3, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:





                                      C-I-7

ENEX OIL & GAS INCOME PROGRAM III -   ENEX OIL & GAS INCOME PROGRAM III -
Series 4, L.P.                        Series 5, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM III -   ENEX OIL & GAS INCOME PROGRAM III -
Series 6, L.P.                        Series 7, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM III -   ENEX OIL & GAS INCOME PROGRAM IV -
Series 8, L.P.                        Series 1, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM IV -    ENEX OIL & GAS INCOME PROGRAM IV -
Series 2, L.P.                        Series 4, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM IV -    ENEX OIL & GAS INCOME PROGRAM IV -
Series 5, L.P.                        Series 6, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:





                                      C-I-8

ENEX OIL & GAS INCOME PROGRAM IV -     ENEX OIL & GAS INCOME PROGRAM V -
Series 7, L.P.                         Series 1, L.P.

By:      ENEX RESOURCES CORPORATION    By:      ENEX RESOURCES CORPORATION
         General Partner                        General Partner

By:                                             By:

Title:                                 Title:


ENEX OIL & GAS INCOME PROGRAM V -      ENEX OIL & GAS INCOME PROGRAM V -
Series 2, L.P.                         Series 3, L.P.

By:      ENEX RESOURCES CORPORATION    By:      ENEX RESOURCES CORPORATION
         General Partner                        General Partner

By:                                             By:

Title:                                 Title:


ENEX OIL & GAS INCOME PROGRAM V -      ENEX OIL & GAS INCOME PROGRAM V -
Series 4, L.P.                         Series 5, L.P.

By:      ENEX RESOURCES CORPORATION    By:      ENEX RESOURCES CORPORATION
         General Partner                        General Partner

By:                                             By:

Title:                                 Title:


ENEX OIL & GAS INCOME PROGRAM VI -     ENEX INCOME AND RETIREMENT FUND -
Series 1, L.P.                         Series 1, L.P.

By:      ENEX RESOURCES CORPORATION    By:      ENEX RESOURCES CORPORATION
         General Partner                        General Partner

By:                                             By:

Title:                                 Title:


ENEX INCOME AND RETIREMENT FUND -      ENEX INCOME AND RETIREMENT FUND -
Series 2, L.P.                         Series 3, L.P.

By:      ENEX RESOURCES CORPORATION    By:      ENEX RESOURCES CORPORATION
         General Partner                        General Partner

By:                                             By:

Title:                                 Title:





                                      C-I-9

ENEX 88-89 INCOME AND RETIREMENT        ENEX 88-89 INCOME AND RETIREMENT
FUND - Series 5, L.P.                   FUND - Series 6, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX 88-89 INCOME AND RETIREMENT        ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 7, L.P.                   FUND - Series 1, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX 90-91 INCOME AND RETIREMENT        ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 2, L.P.                   FUND - Series 3, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:



                                     C-I-10

                                                       EXHIBIT I-A to APPENDIX C

                    ASSUMPTION AND INDEMNIFICATION AGREEMENT

         THIS AGREEMENT dated as of , 1997, between Enex Consolidated Partners, L.P., a limited partnership formed under the laws of the State of New Jersey (the "Consolidated Partnership"), and those Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships that have executed this Agreement or a counterpart hereof (the "Participating Partnerships").

                                    RECITALS

         The Consolidated Partnership is acquiring the property and assets of the Participating Partnerships pursuant to a Consolidation Agreement dated as of , 1997 (the "Consolidation Agreement"), among the Consolidated Partnership, the Participating Partnerships and Enex Resources Corporation, a Delaware corporation and the general partner of the Consolidated Partnership and the Participating Partnerships (the "General Partner"), as of the "Effective Date" (as defined in the Consolidation Agreement). In connection with such consolidation, the Consolidated Partnership has agreed to assume the debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of the Participating Partnerships and to indemnify the Participating Partnerships against certain liabilities and losses.

                                    AGREEMENT

         In consideration of such consolidation, the Consolidated Partnership and the Participating Partnerships hereby agree as follows:

              1. Assumption of Obligations. The Consolidated Partnership hereby assumes and agrees to pay, perform, fulfill and discharge, within the time such payment or performance is due, all debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of the Participating Partnerships. The foregoing assumption is a continuing assumption and shall remain in full force and effect until the payment or discharge of all debts, obligations, liabilities and agreements of the Participating Partnerships.

              2. Indemnification. The Consolidated Partnership agrees to indemnify, defend and hold harmless the Participating Partnerships and their partners from, against and with respect to any claim, obligation, liability, loss, damage, assessment, cost, expense, action, suit, proceeding, or demand, of any kind or character (including, without limitation, reasonable attorneys' fees and expenses) and costs and expenses reasonably incurred in investigating, preparing or defending any litigation or claim, arising out of or relating to or attributable to:

                 (a) any failure of the Consolidated Partnership to pay, perform, fulfill or discharge any debt, obligation, liability or agreement assumed by the Consolidated Partnership under paragraph 1 of this Agreement, or

                 (b) any failure of the  Consolidated  Partnership to perform or observe any covenant, agreement or condition to be performed or observed by it under the Consolidation Agreement.

         IN WITNESS WHEREOF, the Consolidated Partnership and the Participating Partnerships have executed this Agreement, with effect as of the day and year first above written.

                                            ENEX CONSOLIDATED PARTNERS, L.P.

                                            By:      ENEX RESOURCES CORPORATION,
                                                     General Partner

                                            By:
                                            Title:

                                     C-I-A-1

ENEX PROGRAM I PARTNERS, L.P.           ENEX OIL & GAS INCOME PROGRAM II-7, L.P.


By:      ENEX RESOURCES CORPORATION         By:      ENEX RESOURCES CORPORATION
         General Partner                             General Partner

By:                                                  By:

Title:                                      Title:


ENEX OIL & GAS INCOME PROGRAM II-8, L.P.ENEX OIL & GAS INCOME PROGRAM II-9, L.P.


By:      ENEX RESOURCES CORPORATION         By:      ENEX RESOURCES CORPORATION
         General Partner                             General Partner

By:                                                  By:

Title:                                      Title:


ENEX OIL & GAS INCOME PROGRAM II-10, L.P.   ENEX OIL & GAS INCOME PROGRAM III -
                                            Series 1, L.P.

By:      ENEX RESOURCES CORPORATION         By:      ENEX RESOURCES CORPORATION
         General Partner                             General Partner

By:                                                  By:

Title:                                      Title:


ENEX OIL & GAS INCOME PROGRAM III -         ENEX OIL & GAS INCOME PROGRAM III -
Series 2, L.P.                              Series 3, L.P.

By:      ENEX RESOURCES CORPORATION         By:      ENEX RESOURCES CORPORATION
         General Partner                             General Partner

By:                                                  By:

Title:                                      Title:


ENEX OIL & GAS INCOME PROGRAM III -         ENEX OIL & GAS INCOME PROGRAM III -
Series 4, L.P.                              Series 5, L.P.

By:      ENEX RESOURCES CORPORATION         By:      ENEX RESOURCES CORPORATION
         General Partner                             General Partner

By:                                                  By:

Title:                                      Title:





                                     C-I-A-2

ENEX OIL & GAS INCOME PROGRAM III -   ENEX OIL & GAS INCOME PROGRAM III -
Series 6, L.P.                        Series 7, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM III -   ENEX OIL & GAS INCOME PROGRAM IV -
Series 8, L.P.                        Series 1, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM IV -    ENEX OIL & GAS INCOME PROGRAM IV -
Series 2, L.P.                        Series 4, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM IV -    ENEX OIL & GAS INCOME PROGRAM IV -
Series 5, L.P.                        Series 6, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:


ENEX OIL & GAS INCOME PROGRAM IV -    ENEX OIL & GAS INCOME PROGRAM V -
Series 7, L.P.                        Series 1, L.P.

By:      ENEX RESOURCES CORPORATION   By:      ENEX RESOURCES CORPORATION
         General Partner                       General Partner

By:                                            By:

Title:                                Title:





                                     C-I-A-3

ENEX OIL & GAS INCOME PROGRAM V -       ENEX OIL & GAS INCOME PROGRAM V -
Series 2, L.P.                          Series 3, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX OIL AND GAS INCOME PROGRAM V -     ENEX OIL AND GAS INCOME PROGRAM V -
Series 4, L.P.                          Series 5, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX OIL & GAS INCOME PROGRAM VI -      ENEX INCOME AND RETIREMENT FUND -
Series 1, L.P.                          Series 1, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX INCOME AND RETIREMENT FUND -       ENEX INCOME AND RETIREMENT FUND -
Series 2, L.P.                          Series 3, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:


ENEX 88-89 INCOME AND RETIREMENT        ENEX 88-89 INCOME AND RETIREMENT
FUND - Series 5, L.P.                   FUND - Series 6, L.P.

By:      ENEX RESOURCES CORPORATION     By:      ENEX RESOURCES CORPORATION
         General Partner                         General Partner

By:                                              By:

Title:                                  Title:





                                     C-I-A-4

ENEX 88-89 INCOME AND RETIREMENT          ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 7, L.P.                     FUND - Series 1, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:


ENEX 90-91 INCOME AND RETIREMENT          ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 2, L.P.                     FUND - Series 3, L.P.

By:      ENEX RESOURCES CORPORATION       By:      ENEX RESOURCES CORPORATION
         General Partner                           General Partner

By:                                                By:

Title:                                    Title:





                                     C-I-A-5

                                                                      APPENDIX D
                          AMENDMENTS TO THE AGREEMENTS
                          OF LIMITED PARTNERSHIP OF THE
                        ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                              LIMITED PARTNERSHIPS

         The following amendments to the Agreement of Limited Partnership ("Agreement") of each Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnership (the "Partnerships") that is eligible to become a party to the Consolidation Agreement attached as Exhibit I to the Plan (as defined below) by virtue of being listed in the Prospectus/Proxy Statement to which these amendments are annexed as Appendix D (the "Prospectus/Proxy Statement") under "THE PROPOSED CONSOLIDATION--Partnerships Subject to the Consolidation" are being proposed by the General Partner for adoption by the limited partners of each Partnership.

         1. Section 2.3 or 2.4 of the Agreement, as the case may be, which sets forth the purpose and business of the Partnership, is hereby amended by the addition of a new paragraph at the end thereof, appropriately sub- lettered, as the case may be, to read in full as follows:


              "The  preceding   provisions  of  this  Section  to  the  contrary
         notwithstanding, the purpose and business of the Partnership is to transfer its assets and its liabilities to Enex Consolidated Partners, L.P., a New Jersey limited partnership (the "Consolidated Partnership"), pursuant to the provisions, and subject to the terms and conditions, of the Plan of Consolidation annexed as Appendix C to the Consolidated Partnership's Prospectus/Proxy Statement dated April 7, 1997 (the "Plan"), in exchange for units of limited partnership interest in the Consolidated Partnership ("Units") and, thereafter, to dissolve and terminate in accordance with the provisions of the Plan and Article XI of this Agreement."


         2. Section 11.1 of the Agreement, which sets forth the events causing dissolution of the Partnership, is hereby amended by the addition of a new paragraph at the end thereof, appropriately sub-lettered, to read in full as follows.

              "Notwithstanding the foregoing provisions of this Section 11.1, the Partnership shall dissolve on the Effective Date (as defined in the Consolidation Agreement annexed as Exhibit I to the Plan referred to in Section [2.3 or 2.4 (as the case may be)] above), whereupon the Partnership will be terminated in accordance with the provisions of the Plan and this Article XI."

         3. Section 11.2 of the Agreement, which sets forth the procedures for the liquidation of the Partnership, is hereby amended by the addition of new paragraphs (d), (e), (f) and (g) to read in full as follows:

              (d) Immediately preceding the Effective Date, the General Partner shall contribute all of the notes receivable and accounts receivable it is owed by the Partnerships to the capital of the Partnership as a capital contribution and the General Partner's capital account shall be adjusted accordingly.

              (e) Notwithstanding the foregoing provisions of this Section 11.2, upon the liquidation of the Partnership pursuant to the Plan, the Units received by the Partnership in exchange for its assets and liabilities shall be distributed in kind to the Partners in proportion to the balances in their respective capital accounts [as provided in Table C in the Prospectus/Proxy Statement].

              (f) Notwithstanding anything to the contrary contained in this Agreement, the General Partner shall have full, exclusive and complete discretion and power fully to implement the Plan on behalf of the Partnership and to take all necessary actions and steps in the name of the Partnership in order to consummate the Plan and the dissolution, winding up and termination of the Partnership in accordance with the Plan and this Article 11, including the execution and delivery of the Consolidation Agreement referred to in Section 11.1, the execution and filing of a certificate of amendment to the Partnership's certificate of limited partnership and/or a certificate of dissolution of the Partnership and such other agreements, certificates, documents, assignments and conveyances, and other instruments as may be necessary in order to effectuate and implement the foregoing.

              (g)  To  the  extent  that  any of  the  provisions  of the  final paragraph of Section 2.3 or 2.4, as the case may be, the final paragraph of Section 11.1, paragraphs (d), (e) and (f) of this Section
         11.2 or this paragraph (g) are inconsistent with any other provisions of this Agreement with respect to duration and termination of the Partnership or otherwise, the terms, conditions and provisions of such paragraphs shall be superseding and shall govern. If, for any reason, the Plan is not effectuated or the Consolidation contemplated thereunder is not consummated, whether by reason of an abandonment prior to completion or otherwise, the provisions of the paragraphs referred to in the preceding sentence shall be deemed a nullity, without any force or effect, and the Partnership shall not dissolve and terminate.

                ENEX INCOME AND RETIREMENT FUND - SERIES 3, L.P.
                           (THE "SUBJECT PARTNERSHIP")


  SUPPLEMENT TO ENEX CONSOLIDATED PARTNERS, L.P. PROSPECTUS AND EXCHANGE OFFER
                      AND ENEX OIL & GAS INCOME PROGRAM AND
                             ENEX INCOME AND RETIREMENT FUND
                                 PROXY STATEMENT


THE EFFECTS OF THE CONSOLIDATION MAY BE DIFFERENT FOR LIMITED PARTNERS IN THE VARIOUS PARTNERSHIPS. ACCORDINGLY, A SUPPLEMENT HAS BEEN PREPARED FOR EACH OF THE THIRTY-FOUR PARTNERSHIPS ELIGIBLE TO PARTICIPATE IN THE CONSOLIDATION. EACH SUPPLEMENT PROVIDES INFORMATION REGARDING THE EFFECTS OF THE CONSOLIDATION ON THE LIMITED PARTNERS OF ONE PARTNERSHIP. THE GENERAL PARTNER WILL PROMPTLY MAIL A COPY OF THIS SUPPLEMENT, WITHOUT CHARGE, UPON REQUEST BY ANY LIMITED PARTNER OR HIS REPRESENTATIVE WHO HAS BEEN SO DESIGNATED IN WRITING, ADDRESSED TO: THE INVESTOR RELATIONS DEPARTMENT OF ENEX RESOURCES CORPORATION AT 800 ROCKMEAD, THREE KINGWOOD PLACE, SUITE 200, KINGWOOD, TX 77339 (713) 358-8401.

BEFORE VOTING ON THE CONSOLIDATION, INVESTORS SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS IN ADDITION TO THE OTHER INFORMATION INCLUDED IN THE PROSPECTUS/PROXY STATEMENT.

This offering involves risks, including the following:

         o The consideration to be received by the Partnerships and the General Partner (including future compensation) and the other terms of the Consolidation were determined by the General Partner, which, because it holds differing amounts of Interests in the various Partnerships and because of its ability to determine its compensation and the amount it must pay to limited partners who exercise their dissenters' rights and all other terms of the Consolidation, faces a conflict of interest in determining how to allocate costs and benefits among the Partnerships, and, with respect to the total mix of consideration and future compensation, between the limited partners and the General Partner.

         o The formula utilized to value the assets of the Partnerships may operate to over- or under-value certain kinds of oil and gas properties or the time value of money to the disadvantage of some Partnerships.

         o The General Partner has not retained unaffiliated representatives to act on the limited partners' behalf to negotiate the terms of the Consolidation. As a result, limited partners may receive less consideration than they might have had an independent representative been appointed or if their Partnership's assets were sold to an unaffiliated party in an arms-length transaction. The General Partner's management of the Consolidated Partnership's operations will be subject to conflicts of interest.


         o Tax-exempt limited partners may become subject to federal income taxation on their Consolidated Partnership income if they also have unrelated business taxable income from other sources.
         o Unitholders could be required to report taxable income from the Consolidated Partnership in excess of their distributions.

         o The aggregation of a Partnership's holdings in the Consolidated Partnership will reduce any individual limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote of the limited partners and may reduce the possibility for extraordinary increases in value in the existing Partnerships, such as might occur if a Partnership is discovered to have oil or gas reserves that are not now apparent.

Additional information about risk factors associated with the Consolidation is summarized below and described in more detail under the caption "RISK FACTORS--The Proposed Consolidation and the Exchange Offer" in the Prospectus/Proxy Statement.

         Conflicts of Interest of the General Partner in Determining Consideration. The consideration to be received by the Partnerships in the Consolidation and the General Partner (including future compensation) and the other terms of the Plan of Consolidation were determined by the General Partner, which has inherent conflicts of interest stemming from its various revenue interests and ownership percentages in each Partnership and because of its ability to determine its compensation and the amount it must pay to limited partners who exercise their dissenters' rights and all other terms of the Consolidation. These conflicts affect the allocation of costs and benefits among the Partnerships and, with respect to the total mix of consideration and future compensation, between the limited partners and the General Partner. The General Partner has inherent conflicts of interest in adopting the methods of determining the exchange values since it will purchase the limited partnership interests of dissenting limited partners at the exchange value prices following the Consolidation. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation, including the employment of an independent engineering firm, H. J. Gruy & Associates ("Gruy") to value the oil and gas properties owned by the Partnerships, cannot remove the inherent conflicts of interest. No unaffiliated representative has acted solely on behalf of the limited partners in connection with the Consolidation, and there were no "arms length" negotiations to determine the amount of consideration. As a result, the consideration may not reflect the value of the Partnership's net assets if sold to an unaffiliated third party in an arms-length transaction, and the limited partners may receive less consideration than they might have had an independent representative been appointed. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for the Partnerships and the General Partner. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values" and "--Fairness of The Transaction." No state or federal governmental authority has made any determination relating to the fairness of the Units for public investment or recommended or endorsed the Units.

         Risks of Disadvantageous Exchange Values. In approving the Consolidation, or accepting the Exchange Offer, a limited partner risks that his Partnership's properties may have oil or gas reserves, or both, that are not now apparent to the independent engineering consultants or the General Partner, in which event he will not receive full credit for his property interests in the exchange value formula. The exchange value formula itself may operate to the disadvantage of one Partnership in relation to other Partnerships because other formulas or approaches to the valuation process could yield materially different results. The assumptions that have been made may be erroneous and even if they are not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations on which they are based. Historical operations and cash flows of the Partnerships have varied significantly relative to the Partnerships' appraised net asset values, and asset valuations are not always indicative of value or profitability. Gruy's valuations are as of December 31, 1995 and values may have changed or may change before the date of the Consolidation. See "SELECTED FINANCIAL DATA" and "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risks of Disadvantageous Exchange Values."

         Conflicts of Interest of the General Partner in the Future Management of the Consolidated Partnership. The General Partner's interest in each separate Partnership's revenues will be blended into a single interest in the revenues of the Consolidated Partnership as described in "THE CONSOLIDATED PARTNERSHIP--Compensation" and "-- Participation in Costs and Revenues." A general partner is deemed to be a fiduciary of a limited partnership and must handle partnership affairs with trust, confidence and good faith. Because the directors and officers of the General Partner have fiduciary duties to manage the General Partner in a manner beneficial to the shareholders of the General Partner and the General Partner has a fiduciary duty to conduct the affairs of the Consolidated Partnership and of every other partnership it manages in a manner beneficial to its limited partners, the General Partner also faces conflicts of interest in connection with its future operation of the Consolidated Partnership similar to those it faces in connection with its operation of each of the Partnerships. See "THE

CONSOLIDATED PARTNERSHIP--Management--Fiduciary Obligations and Indemnification" and "--Conflicts of Interest."



         Unrelated Business Taxable Income. The Subject Partnership is designed to distribute to its limited partners income that is not characterized as unrelated business taxable income ("UBTI"). Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income to tax-exempt investors. Tax-exempt limited partners, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income if they also have unrelated business taxable income from other sources and the total exceeds $1,000 per year. It is anticipated by the General Partner that, at the levels at which the Consolidated Partnership will distribute its income (see Table F in the Prospectus/Proxy Statement), no individual limited partner of the Subject Partnership will receive unrelated business taxable income in amounts exceeding the exempted amount of $1,000 per year. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax- Exempt Investors" in the Prospectus/Proxy Statement. Moreover, any limited partners of the Subject Partnership who have UBTI from other sources may elect to exercise their dissenters' rights as described under the caption "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Dissenters' Rights" in the Prospectus/Proxy Statement.

         Risk of Taxable Income In Excess of Cash Distributions. Unitholders will be required to report income from the Consolidated Partnership even though such income may be in excess of cash distributions to them from the Consolidated Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Income, Gains and Losses" in the Prospectus/Proxy Statement.

         Risk of Dilution of Voting Interest. Because the Consolidated Partnership will be larger than any Partnership, the Consolidation will, in effect, reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. The limited partners of the Subject Partnership (excluding the General Partner) currently own 83.64% of the outstanding voting Interests of the Subject Partnership. Based on the exchange values to be used in the Consolidation, the limited partners of the Subject Partnership (excluding the General Partner) will own .70% of the voting Units of the Consolidated Partnership if all the Partnerships participate in the Consolidation, and 1.01% of the voting Units if the minimum number of Partnerships participate in the Consolidation, including the Subject Partnership. In addition, the General Partner currently has voting Interests in the Partnerships ranging from 4.05% to 54.10% (16.36% in the Subject Partnership), but will have a voting interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation, and 57.97% if the minimum number of Partnerships participated. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners." The General Partner's voting interest may increase further as described below in "Differences in Rights and Responsibilities". Also, the pooling of the Partnership's property holdings in the larger Consolidated Partnership may reduce the possibility for extraordinary increases in value in the Subject Partnerships. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues."

         Risk of Decreases in Oil and Gas Prices. The operating results of the Consolidated Partnership will be dependent to a substantial degree on prices for oil and natural gas, which are affected by many factors beyond the control of producers and have demonstrated a high degree of volatility. See "THE CONSOLIDATED PARTNERSHIP-Competition, Markets and Regulation" in the Prospectus/Proxy Statement.

The objectives of the Consolidation, which are summarized below, are described in more detail in the Prospectus/Proxy Statement under the captions "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER" and "THE EXCHANGE OFFER".


         Overhead and Operating Costs Savings: The General Partner believes that the Consolidation will result in substantial economies of operation and savings in Direct, Administrative and Operating Costs, particularly in the areas of audit and accounting services, bookkeeping and data processing and property record maintenance. Management of the General Partner estimates that in the absence of the proposed Consolidation, the Subject Partnership would incur approximately $33,417 of Administrative Costs each year, but that if all Partnerships were to participate in the proposed Consolidation, the share of the Administrative Costs of the Consolidated Partnership allocable to the limited partners of the Subject Partnership would be reduced by $9,755 ($0 if the minimum number of Partnerships participateper year as a result of simplified managerial and administrative requirements. The Subject Partnership's share of the costs of the Consolidation will be approximately $4,633.

         Diversification of Property Interests: The Subject Partnership now holds interests in six acquisitions and in 23 oil and 33 gas wells. After the Consolidation, if all Partnerships participate, a limited partner will hold an interest, proportionately reduced on the basis of relative exchange values, in 48 acquisitions containing approxi mately 12,320 gross wells and three gas plants.


The General Partner believes that greater diversity in property holdings will lessen dependence upon any single property or type of property. It will reduce the risk that failure of any one property to perform as expected, or adverse price changes or other matters affecting one type of property, will materially reduce the value of a limited partner's interest. The greater the number of properties in which interests are held, the lower the risks of holding the investment. Certainty and predictability of operations, and consequently of distributions to the Partners, may be similarly enhanced. See, however, "RISK FACTORS--The Proposed Consolidation and the Exchange Offer--Risk of Dilution of Voting Interest" in the Prospectus/Proxy Statement.


         Expanded Reserve Base: At January 1, 1996, the Subject Partnership has 4,488 barrels of oil, condensate and natural gas liquids reserves and 263,118 cubic feet of natural gas reserves. At January 1, 1996, the undiscounted and discounted value (at 10%) of these reserves was $555,180 and $312,562, respectively.

The reserve base for the Consolidated Partnership, assuming all Partnerships participate, will be expanded to 2.2 million barrels of oil, condensate and natural gas liquids and 12.2 billion cubic feet of gas. This represents 4.13 million equivalent barrels of oil using a conversion ratio of 6 mcf of gas to 1 barrel of oil. The combined value of these reserves at January 1, 1996, was estimated to be $23.7 million. See Tables 6 and 7 in Appendix A to the Prospectus/Proxy Statement.

The expanded size, both in oil and gas reserves and in the future value of these reserves, will strengthen the ownership position of the limited partners, particularly since many Partnerships own small interests in the same properties. The combined ownership position will provide increased strength and flexibility both in future negotiations with oil and gas purchasers and in participation of reserve enhancement projects in which, in some cases, the Partnership would not otherwise be able to participate. Negotiations in the future sale of properties will also be strengthened. Marginal properties can be sold without a material effect on cash flow. Overall, the Consolidated Partnership will be able to compete in larger markets with the stronger, combined asset base.


         Working Capital and Debt: At September 30, 1996 the Subject Partnership owed the General Partner $45,600. If the Subject Partnership participates in the Consolidation, the General Partner will contribute for Units in the Consolidated Partnership. As a result, the Consolidated Partnership will have essentially no debt and substantially greater working capital than the Partnerships would have on a combined basis or on an individual basis. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values--Indebtedness to the General Partner" in the Prospectus/Proxy Statement, and each limited partner will receive a smaller proportionate interest in the Consolidated Partnership than such partner would have received in the Consolidation absent such conversion of debt for Units by the General Partner.


         General Partner's Interest at Payout: The General Partner's revenue interest in the Subject Partnership will increase from 10% to 15% upon payout to the limited partners, though it is not likely that payout will occur within the next five years unless oil and gas prices rise substantially. Nevertheless, the General Partner has decided to relinquish its right to receive this increase in its share of participating Partnerships' revenues after payout. Accordingly, the General Partner's share of Consolidated Partnership revenues and costs will not increase as it should upon payout on an individual Partnership basis. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues" in the Prospectus/Proxy Statement.


         Elimination of Certain Conflicts: By its nature, the formation of an oil and gas partnership by a company engaged in the oil and gas business involves conflicts of interest which cannot be totally eliminated. However, the General Partner believes that many conflicts of interest that arise from Partnership operations should be eliminated by the Consolidation. For example, the Consolidation will eliminate conflicts among the participating Partnerships, although it will not affect potential conflicts between the Consolidated Partnership and non-participating Partnerships.

         Increases in Distributions. Although the General Partner's cash distribution policies will not change following the Consolidation, the General Partner estimates that the limited partners of the Subject Partnership will have distributions of approximately $11.13 per $500 Interest in the next four quarters after the Consolidation if the maximum number of Partnerships participate and $9.90 per $500 Interest if the minimum number of Partnerships participate versus no distributions if the Subject Partnership does not participate in the Consolidation. The minimum number of Partnerships include the Subject Partnership and those Partnerships that on a combined basis have the lowest combined net cash provided by operating activities for the last fiscal year of the Partnerships, while satisfying the $10 million exchange value minimum condition. See Tables F, G-1 and G-2 in the Prospectus/Proxy Statement. Distributions were estimated for the next four quarters upon Consolidation by aggregating the future net revenues estimated by Gruy for all of the Partnerships which participate. Estimated general and administrative costs were subtracted from this amount and the net amount was allocated to the Subject Partnership based upon its pro rata share of the aggregate exchange value. Distributions in the absence of the Consolidation were estimated for the next four quarters by subtracting estimated general and administrative costs and debt repayment from Gruy's estimate of the Subject Partnership's future net revenues. The estimated increase is due to the savings in overhead expenses due to simplified managerial and administrative tasks. The Consolidated Partnership, with its substantially expanded reserve base will allow the limited partners in the Partnership to participate in the ownership of longer-lived properties with greater cumulative cash flow and distributions than the Subject Partnership would have if it does not participate in the Consolidation.

The following summary of additional information, all of which is provided in more detail in the Prospectus/Proxy Statement under the caption "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER", should also be considered by the limited partners of the Subject Partnership.

         Alternatives to the Consolidation and the exchange offer: The General Partner considered the alternatives of liquidating the Subject Partnership and continuing the Subject Partnership, but determined that the Consolidation would provide the limited partners with greater overall benefits than either alternative for the reasons set forth below. Although liquidation would provide an immediate cash return to the limited partners and would avoid the risks and uncertainties associated with the continued operation of the Subject Partnerships' properties, based on its experience in the oil and gas industry, including managing the recent liquidations of four other oil and gas partnerships of which it was the general partner, the General Partner determined that a liquidation of the Subject Partnership would likely result in lower cash value to the limited partners than would a continuation of the Subject Partnership, on either a combined or separate basis. This is because third party purchasers of oil and gas properties typically pay less than the net present value of the discounted anticipated cash flows of a property's proved oil and gas reserves. In addition, the General Partner is owed $45,600 by the Subject Partnership. In a liquidation, the General Partner would be paid this amount out of the liquidation proceeds before any proceeds would be available for distribution to the limited partners. Pursuant to the Consolidation, however, the General Partner will be exchanging its rights as a creditor of the Subject Partnership for Units of the Consolidated Partnership.


In comparing the alternatives of the Consolidation and continuing the Subject Partnership on a separate basis, the General Partner determined that the benefits of the Consolidation to the limited partners would likely outweigh its costs, and, thus, that the Consolidation would be preferable to continuing the Subject Partnership as separate entity. While the estimated cost of the Consolidation is approximately $400,000, the General Partner estimates that the Consolidation will result in aggregate savings in reduced general and administrative costs of at least $445,000 per year, and up to $824,000 per year if all Partnerships participate. As Table E in the Prospectus/Proxy Statement shows, the estimated annual general and administrative cost savings to be yielded by the Consolidation for the limited partners of the Subject Partnership is $9,725 if all the Partnerships participate ($0 if only the minimum number of Partnerships participate), which represents the General Partner's estimate of the additional value to be received each year by the limited partners through participation in the Consolidation as compared to the alternative of continuation.

The General Partner also considered consolidating some, but not all, of the Partnerships and continuing the others on a separate or similarly partially consolidated basis. The General Partner compared the Subject Partnership's exchange value used in the Consolidation ($124,251) with the Subject
Partnership's going concern value ($105,281). See Table E-1 in the Prospectus/Proxy Statement. As shown, the considerations to be received by the limited partners of the Subject Partnership in the Consolidation is greater than the Subject Partnership's value on a going concern basis. The General Partner determined that, assuming that the minimum participation threshold of the Consolidation were met, no Partnership would benefit more from either continuing as a separate entity or in a consolidation with any one or more, but less than all of the Partnerships, than it would from participating in the proposed Consolidation. The General Partner determined the Consolidation provided a greater benefit to limited partners than any smaller partial consolidation, regardless of the particular combination of Partnerships, because the benefits of overhead reduction, diversification of interests and expanded reserve base all increase in proportion to the number of Partnerships participating in the Consolidation.


         Fairness of the Transaction: The General Partner believes that the proposed Consolidation is fair to and in the best interests of the limited partners of each and all the Partnerships. The number of Units to be distributed to the limited partners and the General Partner pursuant to the Consolidation in exchange for their Interests will be determined in accordance with the exchange values of such Interests, which, in turn, are based on valuations of the Partnership properties by Gruy, an Independent Expert. See "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Method of Determining Exchange Values" in the Prospectus/Proxy Statement. The General Partner does not believe that alternative methods of valuing the Partnership properties would result in materially different valuations of Partnership properties than those yielded by Gruy's valuations. Even were such to be the case, in the General Partners' experience, oil and gas properties are generally purchased and sold at prices approximating estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to other valuation methods, represent the best estimation of the realizable value of the Partnership properties and the fairest basis for determining the number of Units to be distributed in consideration for the Partnerships' assets. In structuring the Consolidation, the General Partner strove to ensure that the terms and provisions of the Articles did not materially differ from the terms and provisions of the Partnership Agreements. See "Differences in Rights and Responsibilities" below.

         Differences in Rights and Responsibilities: As previously noted, the Consolidated Partnership intends to operate the businesses of the participating Partnerships substantially as they have been operated in the past and the General Partner has striven to ensure that the terms and provisions of the Articles do not materially differ from those of the Partnership Agreements. It is also anticipated that there will be no change in the General Partner's policies regarding cash distributions.


The General Partner's voting rights as a limited partner will be increased as a result of its exchange of indebtedness for Units (see "--Method of Determining Exchange Values--Indebtedness to the General Partner"), and to the extent that it purchases the limited partnership Interests of limited partners who exercise their dissenters' rights (see "THE PROPOSED CONSOLIDATION AND THE EXCHANGE OFFER--Terms of the Consolidation--Dissenters' Rights" in the Prospectus/Proxy Statement). The General Partner currently has a 16.36% voting Interest in the Subject Partnership, but will have a voting interest in the Consolidated Partnership of 47.08% if all Partnerships participate in the Consolidation, and 57.40% if all Partnerships participate in the Consolidation and the maximum number of limited partners exercise their dissenters' rights. Nevertheless, existing limitations on the General Partner's voting rights will continue to apply on a proportional basis under the Articles as follows: As indicated in "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of the Limited Partners" in the Prospectus/Proxy Statement, the General Partner will abstain from voting on any selection of an additional or successor general partner, on the removal of the General Partner and on the cancellation of a contract for services between the Consolidated Partnership and the General Partner or its affiliates those Units it holds as a limited partner that it receives in the Consolidation for Interests in a participating Partnership whose Partnership Agreement contained a similar restriction (i.e., the Partnerships formed in Enex Oil & Gas Income Program IV and Enex 88-89 Income and Retirement Fund. The General Partner will also abstain from voting on any matter those Units it receives in the Consolidation in exchange for Interests in the Partnerships formed in Enex Oil & Gas Income Programs V and VI and Enex 90-91 Income and Retirement Fund, but only to the extent such Interests were acquired within two years from the date of commencement of operations of such Partnership if such participating Partnership had a similar restriction in its Partnership Agreement.


Under the Subject Partnership's Partnership Agreement, the net revenues it earns (i.e., after payment of Direct Costs, Administrative Costs, Operating Costs, interest on loans and other costs and expenses incurred) are currently generally allocated 90% to the limited partners (including the General Partner with respect to the Interests it owns) and 10% to the General Partner. Other Partnerships have similar provisions. In many cases, however, such revenues and costs are allocated 100% to the limited partners (including the General Partner with respect to the Interests it owns). In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding Interests in the Partnerships in whose revenues it owns such interest, including the Subject Partnership. For each participating Partnership, the exchange value of the General Partner's net revenue sharing percentage will be converted into a proportionate allocation of Consolidated Partnership net revenues to the General Partner rather than into Units. Table I in the Prospectus/Proxy Statement shows the exchange values of all of the General Partner's percentage shares of Partnership net revenues (which is $3,195 for the Subject Partnership). Thus, the Consolidation will not increase the compensation of the General Partner. If all of the Partnerships participate in the Consolidation, the Consolidated Partnership's net revenues will be allocated 3.03%
to the General Partner and 96.97% to the Unitholders (including the General Partner with respect to the Units it owns). See "THE CONSOLIDATED
PARTNERSHIP--Participation in Costs and Revenues--General Cost and Revenue Sharing Percentages" in the Prospectus/Proxy Statement.

Moreover, except for Enex Oil & Gas Income Program VI, all of the existing Partnership Agreements provide that upon the limited partners' receipt of aggregate Partnership distributions equal to (or in the case of the Partnerships formed in Enex Oil & Gas Income Program V equal to twice) their subscriptions to the Partnership, the General Partner's net revenue sharing percentage will increase to 15%. Although the General Partner's share of revenues is not likely to experience this increase in the foreseeable future, the General Partner will forego this potential increase in its share of net revenues with respect to each participating Partnership.

The Articles provide that the General Partner's entitlement to reimbursement for that part of the Consolidated Partnership's Direct Costs that consists of salaries of executive officers of the General Partner for professional services is limited to an annual maximum reimbursable amount equal to .4% of aggregate Capital Contributions to the Partnerships participating in the Consolidation. The Partnership Agreement of the Subject Partnership contains no such limitation on reimbursements to the General Partner. See "THE CONSOLIDATED PARTNERSHIP--Compensation--Direct and Administrative Costs."


After considering the risks and material considerations summarized above, the General Partner's board of directors unanimously determined that the Consolidation is in the best interests of the limited partners and that the terms of the Consolidation are fair to the limited partners, assuming both maximum and minimum participation by the Partnerships. The General Partner's board of directors unanimously approved the Plan of Consolidation and recommends that the limited partners vote "FOR" the Consolidation. The General Partner believes that the Consolidation will provide the limited partners with the benefits summarized under the caption "SUMMARY--Objectives of the Consolidation and the Exchange Offer" in the Prospectus/Proxy Statement. Its recommendation is based in part on the conclusion that those potential advantages over the current structure outweigh the potential risks and disadvantages summarized above and addressed in more detail under the caption "RISK FACTORS" in the Prospectus/Proxy Statement.


Set forth below are tables showing the calculation of exchange values and the allocation of Units for the Subject Partnership (Table A), the General Partner's compensation and distribution history from the Subject Partnership for the three most recent fiscal years and the nine months ended September 30, 1996 and what such amounts would have been had the Consolidation been effective at that date (Table B), and the amount of the limited partners' cash distributions for the five most recent fiscal years and the nine months ended September 30, 1996 (Table C).

For additional information, see "SELECTED FINANCIAL DATA" and "PRO FORMA FINANCIAL INFORMATION" in the Prospectus/Proxy Statement.

                                     TABLE A

Enex Income and Retirement Fund - Series 3, L.P.
Calculation of Exchange Value
As of September 30, 1996



Fair Market Value of                                    Number of Units in
Oil & Gas Reserves (1)                                  Enex Consolidated
Property Name:                               Amount         Partners, L.P.

     Pecan Island                              $59,433
     Corinne                                    17,212
     East Cameron                               22,132
     Barnes Estate                              43,678
     Rigney                                      4,294
     Bagley                                      4,227

                                              ---------
  Subtotal - Property                          150,976

Cash & cash equivalents                          4,022

Accounts receivable                             28,526

Other current assets                                 -
                                              ---------

Subtotal - assets                              183,524

Less:
Liabilities to third parties                         2

                                              ---------
Partnership Exchange Value                     183,522            18,033

Less:
Liability to General Partner                    45,600             4,560

General Partner Capital Balance                  8,836               884

Attributable to GP's revenue interest (2)        3,195
                                              ---------           -------

Exchange value attributable
to Limited Partners                           $125,891            12,589
                                              =========           =======

Exchange value per $500
   Interest                                     $42.14              4.21
                                              =========           =======

Percentage of total units in the
Consolidated Partnership allocated to
this limited partnership                                            1.19%
                                                                  =======


(1)  As determined by H. J. Gruy and Associates, Inc.   See "THE PROPOSED
CONSOLIDATION - Method of Determining Exchange Values" in the
Prospectus/Proxy Statement.

(2) The General Partner's revenue interests are not converted into units. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues" in the Prospectus/Proxy Statement.

                           TABLE B
                        Summary of Compensation and Cash
                    Distributions paid to the General Partner
                ENEX INCOME AND RETIREMENT FUND - SERIES 3, L.P.

                                         --------------------------------------------------------------
HISTORICAL                                Nine Months                      Year Ended
                                             Ended                       December 31,
                                                        -----------------------------------------------
                                         September 30,1996        1995            1994           1993

Reimbursement of expenses paid to GP            $21,785         $30,983        $38,590         $31,241

Net debt repaid to GP                            36,903          18,402          5,491          (6,082)

Cash distributions paid to GP as GP                   -           3,027         13,199          13,869

Cash distributions paid to GP as LP                   -           3,561          9,974           4,117

PRO FORMA                                 Nine Months                      Year Ended
                                             Ended                       December 31,
                                                        -----------------------------------------------
                                         September 30, 1996       1995            1994           1993

Reimbursement of expenses paid to GP            $11,088         $15,926        $22,645         $16,423

Cash distributions paid to GP as GP (1)             860             998            770           1,105

Cash distributions paid to GP as LP (2)          20,342          20,946         16,172          23,195

-------------------------------------------------------------------------------

                                     TABLE C
             Summary of Cash  Distributions paid to Limited Partners ENEX INCOME
                AND RETIREMENT FUND - SERIES 3, L.P.

                            Nine Months
HISTORICAL                     Ended                                 Year Ended December 31,
                                          ----------------------------------------------------------------------------
                           September 30, 1996       1995            1994            1993           1992            1991

Cash Distributions (3)                  -         $27,228        $118,777       $124,820        $133,890        $185,418

                            Nine Months      Year Ended
PRO FORMA                      Ended       December 31,
                           September 30, 1996       1995

Cash Distributions (4)            $40,027         $39,507
Cash Distributions (5)            $23,325         $26,342

(1) Distributions paid to General Partner as the General Partner assumes 100% participation in the consolidation by all Partnerships resulting in a General Partner's Percentage Share equal to 3.03%. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues -
       General Cost and Revenue Sharing Percentages".

(2) Distribution paid to the General Partner as a limited partner assumes 100% participation by all Partnerships and includes the Interests the General Partner currently owns as a limited partner and those limited partner Units that the General Partner will receive from converting its general partner capital balance and its receivables from the Partnerships. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues".

(3) Because of depletion (which is usually higher in the early years of production), a portion of every distribution of revenues from properties represents a return of a limited partner's original investment. Until a limited partner receives cash distributions equal to his original investment, 100% of such distributions may be deemed to be a return of capital.

(4) Distributions paid to the limited partners assumes 100% participation by all Partnerships and are based upon the exchange values computed as of September 30, 1996. These September 1996 exchange values do not necessarily correspond with the relative exchange values which would have been in effect at an earlier date.

(5) Distributions paid to the limited partners assumes participation by the Subject Partnership and those partnerships that on a combined basis have the lowest combined net cash provided by operating activities for the last fiscal year of the partnerships, while satisfying the $10 million exchange value minumum condition. The estimated distributions are based upon the exchange values computed as of September 30, 1996. These September 1996 exchange values do not necessarily correspond with the relative exchange values which would have been in effect at an earlier date.

                        ENEX OIL & GAS INCOME PROGRAM AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS

              Proxy and Ballot for Meetings of Limited Partnerships
                             to be held June 6, 1997

                      ------------------------------------


         The undersigned limited partner hereby appoints Gerald B. Eckley, Robert E. Densford, and William C. Hooper and each or any of them lawful attorneys and proxies, with full power of substitution, and authorizes them to act for and in place of the undersigned at the meetings of the limited partners to be held on June 6, 1997, and at any adjournments thereof, and to vote the limited partnership interests ("Interests") owned by the undersigned in the Enex Oil & Gas Income Program and Enex Income and Retirement Fund limited partnerships ("Partnerships") named below, as follows:


         1. In connection with the proposal to approve the adoption of the plan of consolidation pursuant to which each participating Partnership will transfer its assets to Enex Consolidated Partners, L. P., a New Jersey limited partnership (the "Consolidated Partnership"), and thereafter dissolve and terminate, with the limited partners of the participating Partnerships receiving units of limited partnership interest ("Units") in the Consolidated Partnership (the "Consolidation"), all as more fully described in the accompanying Prospectus/Proxy Statement.

 (a) The undersigned wishes to vote all Interests in the same manner as follows:

               [  ]  FOR        [  ]  AGAINST         [  ]  ABSTAIN

                                       OR

                  (b) If the undersigned wishes to vote Interests in different Partnerships named below separately, please attach a schedule setting forth the name of each Partnership in which the undersigned owns Interests and opposite each such Partnership name a vote FOR or AGAINST or ABSTAIN

         2. In connection with the proposal to amend each participating Partnership's certificate and agreement of limited partnership to provide for the Consolidation, all as more fully described in the accompanying Prospectus/Proxy Statement.

 (a) The undersigned wishes to vote all Interests in the same manner as follows:

              [  ]  FOR        [  ]  AGAINST         [  ]  ABSTAIN

                                       OR

 (b) If the  undersigned  wishes to vote Interests in different
Partnerships named below separately, please attach a schedule setting forth the name of each Partnership in which the undersigned owns Interests and opposite each such Partnership name a vote FOR or AGAINST or ABSTAIN


Partnership(s)       Percentage           Partnership(s)        Percentage
Number                 Owned (%)             Number              Owned (%)









==============     ==============        ================      ===============

         3. In their discretion, upon such other business as may properly come before the meetings.

     THIS PROXY AND BALLOT IS SOLICITED BY ENEX RESOURCES CORPORATION ("THE GENERAL PARTNER"). Votes it represents will be cast as specified. If no contrary specification is made above, all Interests owned by the limited partner(s) signing below will be voted FOR the Consolidation and FOR the amendments to each participating Partnership's certificate and agreement of limited partnership.



                                  SIGNATURE BOX




SIGNATURE(S) OF LIMITED PARTNER:                  X Signed:

Dated:                                            X Signed:

Please sign exactly as the name is printed above. When signing as attorney, executor, administrator, trustee, guardian, general partner, corporate officer, or in any other representative capacity, give full title and note the representations included in the two immediately preceding paragraphs. If two or more persons are the joint owners of the Interests covered hereby, each person named hereon must sign above.
===============================================================================


                                PLEASE TURN OVER

                        REPRESENTATION BY PERSONS SIGNING
                          IN A REPRESENTATIVE CAPACITY

         If the limited partner whose name printed on the front is not an individual, the person signing this Proxy and Ballot hereby represents that he is, in his representative capacity, empowered and duly authorized by the governing documents, trust instruments, pension plan, charter, certificate of incorporation, by law provision, board or stockholder resolution or similar authority to complete and execute this Proxy and Ballot in such capacity on behalf of the limited partner.

            EXECUTION BY IRA, KEOGH AND PENSION PLAN LIMITED PARTNERS

         If the limited partner is an individual retirement account or Keogh or pension plan pursuant to which the beneficiary thereof is permitted to direct the investment (i.e., a self-directed plan), the person signing this Proxy and Ballot, in addition to making the representation contained in the preceding paragraph, further represents that this Proxy and Ballot has been completed pursuant to the direction of such beneficiary.


                    REQUEST FOR ADMISSION AS LIMITED PARTNER

         Unless indicated to the contrary below, the undersigned hereby (a) requests admission as a limited partner in the Consolidated Partnership, with respect to all of the Units to which the undersigned become entitled pursuant to the proposed Consolidation or the Exchange Offer described in the accompanying Prospectus/Proxy Statement and (b) agrees to become a party to the Articles of Limited Partnership of the Consolidated Partnership (the "Articles"; a copy of which is included in an appendix to the Prospectus/Proxy Statement) and to be bound by all of the terms and conditions thereof. [Note: If a Partnership approves the Consolidation, its limited partners will receive Units. A failure to check the box below will result in admission to the Consolidated Partnership as a limited partner if you receive Units.

         Check only if you request not to be admitted as a limited partner in the Consolidated Partnership. Note: If you check this box, you will not be entitled to exercise all the rights of a limited partner described in the accompanying Prospectus/Proxy Statement. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation - Request for Admission as Limited Partner" in the accompanying Prospectus/Proxy Statement. [ ]

                                POWER OF ATTORNEY

                  The undersigned  hereby  irrevocably  constitutes and appoints
Enex Resources Corporation, the General Partner, with full power of substitution, as the true and lawful attorney of the undersigned, in the undersigned's name, place and stead, to execute, acknowledge, swear to and file:
(i) all certifications required or permitted under the provisions of the Internal Revenue Code and all documents for and agreements with the Internal Revenue Service to keep open the statute of limitations with respect to any Consolidated Partnership items under examination by the Internal Revenue Service or to establish a Unitholder's liability for tax or withholding of tax, entitlement to a credit or refund of tax; (ii) all stock exchange listing applications, NASDAQ applications and other instruments and agreements relating to the possible establishment and maintenance of a market for the Units; (iii) the Articles and any amendments thereto made in accordance therewith; (iv) certificates of limited partnership required by law and all amendments thereto;
(v) all certificates and other instruments necessary to qualify or continue the Consolidated Partnership in the states where it may be doing business; (vi) leases, assignments and other instruments required or permitted in connection with the leasing of lands for oil, gas or other mineral exploration or production; (vii) all assignments, conveyances or other instruments or documents necessary to effect the dissolution and liquidation of the Consolidated Partnership; and (viii) all other filings with agencies of the federal government, any state or local government, or any other jurisdiction which the General Partner considers necessary or desirable to carry out the purposes and business of the Consolidated Partnership and (ix) all other agreements, certificates and documents referred to in the power of attorney that is set forth in Article 10 of the Articles. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive the death, bankruptcy, incapacity, dissolution or termination of the undersigned and shall extend to the undersigned's heirs, representatives, successors or assigns, to the extent the undersigned may legally contract for such survival.

                         CERTIFICATION AS TO ELIGIBILITY
                    PARTNERSHIP'S RIGHT TO PURCHASE INTERESTS

         The undersigned hereby certifies to the Consolidated Partnership and the General Partner that, unless otherwise indicated below, the undersigned (including, to the best of the undersigned's knowledge, any person for whom the undersigned will hold the Units) can and does hereby make all of the representations, warranties, certifications, covenants, agreements and designations set forth in Section 10.1 of the Articles (which are substantially similar to those which were contained in the subscription agreement and power of attorney signed by each limited partner at the time the limited partner subscribed for Interests in a Partnership and include among other things, a certification that the limited partner's Social Security or Taxpayer Identification Number is correct and that the limited partner is not subject to backup withholding on interest or dividends, representations regarding the limited partner's ownership of and qualifications to own federal oil and gas leases, the limited partner's ownership of the General Partner's common stock, and acceptance of the Consolidated Partnership's tax matters partner and, in most cases, a representation that the limited partner has either (i) a net worth of not less than $90,000 or $100,000 or (ii) a net worth of not less than $25,000 or $30,000 and an annual income of $25,000 or $30,000 or more). (See Page B-35.) The undersigned understands that if at any time the Consolidated Partnership or the General Partner determines that any representation, warranty, certification, covenant, agreement or designation made by or requested of the undersigned was false when made, has been breached, or would be false if made at a later time, or that the undersigned is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other limited partners, then the General Partner, or any party designated by the General Partner, shall have the right, but not the obligation, to purchase all or any part of the limited partner held by the undersigned at a purchase price determined in accordance with the Articles.

     Check only if you are not able to certify in accordance with the foregoing.
Note: If you check this box, you will have the status of an assignee of a limited partnership interest rather than a limited partner of the Consolidated Partnership, as described in the accompanying Prospectus/Proxy Statement in "THE PROPOSED CONSOLIDATION -Terms of the Consolidation - Request for Admission as
Limited  Partner.                     [                     ]
-------------------------------------------------------------------------------


                  ELECTION TO PARTICIPATE IN THE EXCHANGE OFFER

         The Consolidated Partnership is offering Units, in accordance with the terms and conditions set forth in the accompanying Propectus/Proxy Statement, in exchange for the Interests of individual limited partners of Partnerships that fail to approve the proposed Consolidation. This offer is only available to limited partners who vote in favor of the proposed Consolidation.

         Please check the appropriate box below to indicate whether or not you wish to participate in the Exchange Offer and exchange all of your Interests for Units of the Consolidated Partnership in accordance with the terms and conditions set forth in the accompanying Prospectus/Proxy Statement.

The undersigned:  [  ] wishes to participate in the Exchange Offer.
                  [  ]  does not wish to participate in the Exchange Offer.

         Unless otherwise specified, if the limited partner(s) signing above has voted FOR the Consolidation, all limited partnership interests owned by the limited partner(s) will be exchanged for Units.
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